                                                    Registration No. 333-142456

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4
                           REGISTRATION STATEMENT
                                   UNDER
                         THE SECURITIES ACT OF 1933    [_]
                        PRE-EFFECTIVE AMENDMENT NO.    [_]
                       POST-EFFECTIVE AMENDMENT NO. 9  [X]
                       (CHECK APPROPRIATE BOX OR BOXES)

                               -----------------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          (EXACT NAME OF REGISTRANT)

                               -----------------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104 (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)
       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 554-1234

                               -----------------

                                  DODIE KENT
                 VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
                     AXA EQUITABLE LIFE INSURANCE COMPANY
             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
           (NAMES AND ADDRESSES OF AGENTS FOR SERVICE (212)554-1234)

                               -----------------

                 PLEASE SEND COPIES OF ALL COMMUNICATIONS TO:

                          CHRISTOPHER E. PALMER, ESQ.
                              GOODWIN PROCTER LLP
                        901 NEW YORK AVENUE, NORTHWEST
                            WASHINGTON, D.C. 20001

                               -----------------

   Approximate Date of Proposed Public Offering: Continuous.

   It is proposed that this filing will become effective (check appropriate box):
       [_]Immediately upon filing pursuant to paragraph (b) of Rule 485.
       [X]On May 1, 2014 pursuant to paragraph (b) of Rule 485.
       [_]60 days after filing pursuant to paragraph (a) (1) of Rule 485.
       [_]On       pursuant to paragraph (a) (1) of Rule 485.

If appropriate, check the following box:
       [_]This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered:

   Units of interest in Separate Account under variable annuity contracts.

================================================================================

EXPLANATORY NOTE:

This Post-Effective Amendment No. 9 ("PEA") to the Registration Statement No. 333-142456 ("Registration Statement") of AXA Equitable Life Insurance Company ("AXA Equitable") and its Separate Account No. 66 is being filed for the purpose of including in the Registration Statement the additions/modifications reflected in the Prospectus and Supplement to the Prospectus. Part C has also been updated pursuant to the requirements of Form N-4. The PEA does not amend any other part of the Registration Statement except as specifically noted herein.

Members Retirement Program


PROSPECTUS DATED MAY 1, 2014


PLEASE READ AND KEEP THIS PROSPECTUS FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION THAT YOU SHOULD KNOW BEFORE PARTICIPATING IN THE PROGRAM OR ALLOCATING AMOUNTS UNDER THE CONTRACT. THIS PROSPECTUS SUPERSEDES ALL PRIOR PROSPECTUSES AND SUPPLEMENTS. YOU SHOULD READ THE PROSPECTUSES FOR EACH TRUST WHICH CONTAIN IMPORTANT INFORMATION ABOUT THE PORTFOLIOS.

--------------------------------------------------------------------------------

ABOUT THE MEMBERS RETIREMENT PROGRAM

The Program provides members of certain groups and other eligible persons several plans for the accumulation of retirement savings on a tax-deferred basis. Through trusts ("Plan Trusts") maintained under these plans, you can allocate contributions among the investment options offered under the Program. The investment options under the Program include: (1) the 3-year Guaranteed Rate Account, the 5-year Guaranteed Rate Account and the Money Market Guarantee Account/(1)/ (the "guaranteed options"), and (2) the investment funds (the "Funds") listed in the table below.

WHAT IS THE MEMBERS RETIREMENT PROGRAM CONTRACT?

The Members Retirement Program contract is a group annuity contract issued by AXA EQUITABLE LIFE INSURANCE COMPANY (the "AXA Equitable"). Contributions to the Plan Trusts maintained under the plans will be allocated among our investment funds and guaranteed options in accordance with participant instructions.


-------------------------------------------------------------------------------------------
 INVESTMENT OPTIONS
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 ASSET ALLOCATION
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.. All Asset Aggressive-Alt 25/(1)/            . AXA Moderate Allocation/(2)/
.. All Asset Growth-Alt 20/(1)/                . AXA Moderate Plus Allocation/(2)/
.. All Asset Moderate Growth-Alt 15/(1)/       . Target 2015 Allocation
.. AllianceBernstein Balanced                  . Target 2025 Allocation
.. AXA Aggressive Allocation/(2)/              . Target 2035 Allocation
.. AXA Conservative Allocation/(2)/            . Target 2045 Allocation
.. AXA Conservative-Plus
   Allocation/(2)/
-------------------------------------------------------------------------------------------
 CASH EQUIVALENTS
-------------------------------------------------------------------------------------------
.. EQ/Money Market                             . Money Market Guarantee
.. Guaranteed Rate Accounts                       Account/(3)/
-------------------------------------------------------------------------------------------
 INTERNATIONAL/GLOBAL STOCKS
-------------------------------------------------------------------------------------------
.. AXA Global Equity Managed Volatility/(4)/   . EQ/International Equity Index
.. AXA International Core Managed              . EQ/MFS International Growth
  Volatility/(4)/
-------------------------------------------------------------------------------------------
 BONDS
-------------------------------------------------------------------------------------------
.. Charter/SM/ Multi-Sector Bond/(4)/          . Multimanager Core Bond/(5)/
.. EQ/Intermediate Government
   Bond
.. EQ/PIMCO Ultra Short Bond
-------------------------------------------------------------------------------------------
 LARGE CAP STOCKS
-------------------------------------------------------------------------------------------
.. AllianceBernstein Growth Equity             . EQ/Calvert Socially Responsible
.. AXA Large Cap Growth Managed                . EQ/Capital Guardian Research
  Volatility/(4)/                             . EQ/Equity 500 Index
.. AXA Large Cap Value Managed Volatility/(4)/ . EQ/Large Cap Growth Index
.. EQ/Boston Advisors Equity Income            . EQ/T. Rowe Price Growth Stock
                                              . EQ/Wells Fargo Omega Growth
-------------------------------------------------------------------------------------------
 MID CAP STOCKS
-------------------------------------------------------------------------------------------
.. AllianceBernstein Mid Cap Growth            . EQ/Mid Cap Index
.. AXA Mid Cap Value Managed Volatility/(4)/   . EQ/Morgan Stanley Mid Cap Growth
-------------------------------------------------------------------------------------------
 SMALL CAP STOCKS
-------------------------------------------------------------------------------------------
.. EQ/AllianceBernstein Small Cap Growth       . EQ/Small Company Index
.. EQ/GAMCO Small Company Value
-------------------------------------------------------------------------------------------
 SPECIALTY
-------------------------------------------------------------------------------------------
.. EQ/GAMCO Mergers and Acquisitions           . Multimanager Technology/(5)/
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(1)The "All Asset" Portfolios.
(2)The "AXA Allocation" Portfolios.

(3)The Money Market Guarantee Account is closed to new or additional contributions, transfers and loan repayments. See "Money Market Guarantee Account is closed to new money" under "Investment options" later in this prospectus.
(4)This is the variable investment option's new name, effective on or about June 13, 2014, subject to regulatory approval. Please see "Investment options" later in this prospectus for the variable investment option's former name.
(5)The Portfolio that this variable investment option invests in will be reorganized as a Portfolio of EQ Advisors Trust ("Trust") on or about June 13, 2014, subject to regulatory and shareholder approval. Please see "Investment options" later in this prospectus for more information.


The AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are managed by AXA Equitable. Each of the other Funds invests in shares of a corresponding portfolio ("Portfolio") of AXA Premier VIP Trust and EQ Advisors Trust (the "Investment Trusts"). You should also read the prospectuses for the Trusts and keep them for future reference.

GUARANTEED OPTIONS. The guaranteed options we offer include a 3-year Guaranteed Rate Account and 5-year Guaranteed Rate Account. If you are an existing contract owner, you may have allocated values to the Money Market Guarantee Account. This investment option is closed to new contributions on January 1, 2009. See "Investment Options" later in this prospectus.

This prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The description of the contract's material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the contract are changed after the date of this prospectus in accordance with the contract, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements.


We have filed registration statements relating to this offering with the Securities and Exchange Commission. A Statement of Additional Information ("SAI"), dated May 1, 2014, which is part of one of the registration statements, is available free of charge upon request by writing to us or calling us toll-free. The SAI has been incorporated by reference into this prospectus. The table of contents for the SAI and a request form to obtain the SAI appear at the end of this prospectus. You may also obtain a copy of this prospectus and the SAI through the SEC website at www.sec.gov. The SAI is available free of charge. You may request one by writing to our Processing Office at The Members Retirement Program, c/o AXA Equitable, Box 4875 Syracuse, NY 13221, or calling 1-800-526-2701.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE SECURITIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


                                                                        #612107

Contents of this Prospectus

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         Index of key words and phrases                             4
         Who is AXA Equitable?                                      5
         How to reach us                                            6
         The Program at a glance -- key features                    8
         Employer choice of retirement plans                        8
         Plan features                                              8
         The Contract at a glance -- key features                   9


         -------------------------------------------------------------
         FEE TABLE                                                 11
         -------------------------------------------------------------

         Examples                                                  12
         Condensed financial information                           12
         Financial statements of investment funds                  12


         -------------------------------------------------------------
         1.INVESTMENT OPTIONS                                      13
         -------------------------------------------------------------
         The Funds                                                 13
         The Investment Trusts                                     15
         Portfolios of the Investment Trusts                       17
         Risks of investing in the Funds                           22
         Additional information about the Funds                    23
         The guaranteed options                                    23


         -------------------------------------------------------------
         2.HOW WE VALUE YOUR ACCOUNT BALANCE IN THE FUNDS          25
         -------------------------------------------------------------
         For amounts in the Funds                                  25
         How we determine the unit value                           25
         How we value the assets of the Funds                      25


-------------
When we use the words "we,""us" and "our," we mean AXA Equitable. Please see the index of key words and phrases used in this prospectus. The index will refer you to the page where particular terms are defined or explained.
When we address the reader of this prospectus with words such as "you" and "your," we generally mean the individual plan participant in one or more of the plans available in the Program. For example, "you" and "your" may refer to the individual plan participant when the contract owner has instructed us to take participant in-plan instructions as the contract's owner's instructions under the contract. For example, in "Transfers and access to your account."
As explained in certain sections, "you" and "your" may sometimes refer to the employer. For example, "The Program" section of this prospectus is primarily directed at the employer.

No person is authorized by AXA Equitable Life Insurance Company to give any information or make any representations other than those contained in this prospectus and the SAI, or in other printed or written materials issued by AXA Equitable. You should not rely on any other information or representation.

                          CONTENTS OF THIS PROSPECTUS

         --------------------------------------------------------------
         3.TRANSFERS AND ACCESS TO YOUR ACCOUNT                     27
         --------------------------------------------------------------
         Transfers among investment options                         27
         Disruptive transfer activity                               27
         Our Account Investment Management System ("AIMS") and our
           Internet website                                         28
         Participant loans                                          28
         Choosing benefit payment options                           28
         Spousal consent                                            30
         Proof of correct information                               30
         Benefits payable after the death of a participant          30


         --------------------------------------------------------------
         4.THE PROGRAM                                              31
         --------------------------------------------------------------
         Summary of plan choices                                    31
         Getting started                                            31
         How to make Program contributions                          31
         Allocating Program contributions                           31
         Distributions from the investment options                  32
         Rules applicable to participant distributions              32


         --------------------------------------------------------------
         5.CHARGES AND EXPENSES                                     34
         --------------------------------------------------------------
         Charges for state premium and other applicable taxes       35
         Fees paid to associations                                  35
         General information on fees and charges                    35


         --------------------------------------------------------------
         6.TAX INFORMATION                                          36
         --------------------------------------------------------------
         Spousal status                                             36
         Buying a contract to fund a retirement arrangement         36
         Income taxation of distributions to qualified
           plan participants                                        36
         In-Plan Roth rollover                                      37


         --------------------------------------------------------------
         7.MORE INFORMATION                                         38
         --------------------------------------------------------------
         About Program changes or terminations                      38
         IRS disqualification                                       38
         About the separate accounts                                38
         About the general account                                  38
         About legal proceedings                                    38
         Financial statements                                       39
         About the trustee                                          39
         Distribution of the contracts                              39
         Reports we provide and available information               39
         Acceptance                                                 39


             ----------------------------------------------------------
             APPENDIX
             ----------------------------------------------------------
             I     --   Condensed financial information             I-1


             ----------------------------------------------------------
             STATEMENT OF ADDITIONAL INFORMATION
               Table of contents
             ----------------------------------------------------------

                          CONTENTS OF THIS PROSPECTUS

Index of key words and phrases

--------------------------------------------------------------------------------

Below is an index of key words and phrases used in this prospectus. The index will refer you to the page where particular terms are defined or explained. This index should help you locate more information on the terms used in this prospectus.


                                                      PAGE

                    AIMS                                 28
                    AXA Equitable                         5
                    beneficiary                          29
                    benefit payment options              28
                    business day                         25
                    contract                              1
                    corresponding portfolio               1
                    disruptive transfer activity         27
                    eligible rollover distributions      37
                    fair valuation                       26
                    GRAs                                 24
                    guaranteed options               1,9,23
                    individually designed plan            8
                    IRA                                  37
                    IRS Pre-Approved Plan                31


                                                      PAGE

                      investment funds                   1
                      investment options                13
                      Investment Trusts                 15
                      market timing                     27
                      Money Market Guarantee Account  1,24
                      Pooled Trust                      31
                      Program                           31
                      Roth 401(k)                        8
                      separate accounts                 38
                      Separate Trust                    31
                      unit value                        25
                      unit                              25
                      3-year GRA                        24
                      5-year GRA                        24

                        INDEX OF KEY WORDS AND PHRASES

Who is AXA Equitable?

--------------------------------------------------------------------------------


We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.


AXA Financial, Inc. and its consolidated subsidiaries managed approximately $552.3 billion in assets as of December 31, 2013. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

                             WHO IS AXA EQUITABLE?

HOW TO REACH US

You may communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location listed below.

You can reach us as indicated below to obtain:

..   Copies of any plans, trusts, adoption agreements, or enrollment or other forms used in the Program.

..   Unit values and other account information under your plan.

..   Any other information or materials that we provide in connection with the
    Program.

INFORMATION ON JOINING THE PROGRAM
--------------------------------------------------------------------------------
 BY PHONE:

  1-800-523-1125 (Retirement Program Specialists available weekdays 9 a.m. to 5 p.m., Eastern Time)
--------------------------------------------------------------------------------
 BY REGULAR MAIL:

  The Members Retirement Program
  c/o AXA Equitable
  Box 4875
  Syracuse, NY 13221
--------------------------------------------------------------------------------
 BY REGISTERED, CERTIFIED, OR OVERNIGHT DELIVERY:

  The Members Retirement Program
  c/o AXA Equitable
  100 Madison St., MD-37-12
  Syracuse, NY 13202
--------------------------------------------------------------------------------
 BY INTERNET:


The Members Retirement Program website www.axa.com/mrp, provides information about the Program, as well as several interactive tools and resources that can help answer some of your retirement planning questions. The website also provides an e-mail feature that can be accessed by clicking on either "Contact us" or "Send E-Mail to AXA Equitable."


NO PERSON IS AUTHORIZED BY AXA EQUITABLE LIFE INSURANCE COMPANY TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE SAI, OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY AXA EQUITABLE. YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.

INFORMATION ONCE YOU JOIN THE PROGRAM
--------------------------------------------------------------------------------
 BY PHONE:

1-800-526-2701 (U.S.) or 1-800-526-2701-0 from France, Israel, Italy, Republic of Korea, Switzerland, and the United Kingdom (Account Executives available weekdays 9 a.m. to 5 p.m., Eastern Time).
--------------------------------------------------------------------------------
 TOLL-FREE AIMS:

By calling 1-800-526-2701 or 1-800-526-2701-0, you may, with your assigned personal security code, use AIMS to:

..   Transfer between investment options and obtain account balance information.

..   Change the allocation of future contributions and maturing guaranteed options.

..   Hear investment performance information, including investment fund unit values and current guaranteed option interest rates.

AIMS operates 24 hours a day. You may speak with our Account Executives during regular business hours about any matters covered by AIMS.
--------------------------------------------------------------------------------
 BY INTERNET FOR AMOUNTS IN THE PLAN TRUST


By logging on to mrp.axa-equitable.com, both participants and employers can access certain retirement account information and perform certain financial transactions. Participants can access the information by clicking on Participant Log-In and entering their social security number or User ID and personal security code. Participants can use the Internet to access certain retirement account information and perform certain transactions such as:


..   Investment performance, current investment fund unit values, and current guaranteed option interest rates.

..   Transfer assets between investment options and obtain account balance information.

..   Change the allocation of future contributions and maturing Guaranteed Rate
    Accounts.

Employers can access information by clicking on Employer Log-In and entering their User ID and Password. Employers can use the Internet to access certain plan level retirement account information and perform certain transactions such as:

..   Contribution Reports (customizable by date)

..   Online Statements

..   Transaction History (customizable by date)

..   Online remittal of Contributions

..   Online remittal of annual Plan and Participant Census Information


..   Online Form 5500 preparation and filing (IRS Pre-Approved Plans only)

--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITHOUT CONTRIBUTION CHECKS SENT BY REGULAR MAIL:

  The Members Retirement Program
  P.O. Box 4875
  Syracuse, NY 13221
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITH CONTRIBUTION CHECKS SENT BY REGULAR MAIL:

  The Association Members Retirement Program
  P.O. Box 1599
  Newark, NJ 07101-9764

                             WHO IS AXA EQUITABLE?

--------------------------------------------------------------------------------
 FOR ALL CORRESPONDENCE (WITH OR WITHOUT CONTRIBUTION CHECKS) SENT BY REGISTERED, CERTIFIED, OR OVERNIGHT DELIVERY:

  AXA Equitable
  Association Service MD 37-12
  100 Madison Street
  Syracuse, NY 13202

Your correspondence will be picked up at the mailing address noted above and delivered to our Processing Office. Your correspondence, however, is not considered received by us until it is received at our Processing Office. Our Processing Office is located at 100 Madison Street, Syracuse, NY 13202.
--------------------------------------------------------------------------------
 BY E-MAIL

We welcome your comments and questions regarding the Members Retirement Program or website. If you have a comment or suggestion we would appreciate hearing from you. Go to mrp.axa-equitable.com, Participant Services and click on "Contact Us" or click on "email the Members Retirement Program."

                             WHO IS AXA EQUITABLE?

The Program at a glance -- key features

--------------------------------------------------------------------------------

EMPLOYER CHOICE OF RETIREMENT PLANS


Our IRS Pre-Approved Plan ("Plan") is a defined contribution prototype or volume submitter plan that can be adopted as a profit-sharing plan (401(k), SIMPLE 401(k), safe harbor 401(k) and Roth 401(k) features are available) and a defined contribution pension plan, or both. A "designated Roth contribution" ("Roth 401(k)") may be added to any of the 401(k) features. It allows eligible employees to designate all or part of their elective deferrals as Roth contributions. See "Tax Information" below.

The Plan is designed to comply with the requirements of Section 404(c) of the Employee Retirement Income Security Act of 1974 ("ERISA"). The Program's investment options are the only investment choices under the IRS Pre-Approved Plan.

If you maintain your own individually-designed plan, which invests through our Investment Only arrangement, you may use the investment options in the Program through our Pooled Trust.


PLAN FEATURES


IRS PRE-APPROVED PLAN:


..   The Program investment options are the only investment choices.

..   Plan-level and participant-level recordkeeping, benefit payments, tax withholding and reporting provided.


..   Use of our Separate Trust.


..   No minimum amount must be invested.


..   Online Form 5500 reporting.

..   Automatic updates for law changes (may require employer adoption) and reporting.


INVESTMENT ONLY:

..   Our Pooled Trust is used for investment only.

..   Recordkeeping services provided for plan assets in Pooled Trust.

PLAN CHARGES AND EXPENSES:

..   Plan and transaction charges vary by type of plan adopted, or by specific transaction.

ADDITIONAL FEATURES FOR AMOUNTS HELD IN THE TRUST:

..   Toll-free number available for transfers and account information.

..   Internet website access to account information and transactions.

..   Participant loans (if elected by your employer; some restrictions apply).

..   Regular statements of account.

..   Retirement Program Specialist and Account Executive support.

..   Daily valuation of accounts.


-------------------------------------------------------------------------------
                                                       POOLED TRUST FOR
                                                       INDIVIDUALLY
                IRS PRE-APPROVED PLAN                  DESIGNED PLANS
-------------------------------------------------------------------------------
WHO SELECTS     Participant                            Participant or Trustee,
INVESTMENTS?                                           as specified under
                                                       your "Plan"
-------------------------------------------------------------------------------
ARE LOANS                                              Yes, if permitted
AVAILABLE?      Yes, if permitted under your "Plan"    under your Plan
-------------------------------------------------------------------------------
WHEN ARE YOU                                           Benefits depend upon
ELIGIBLE FOR    Upon retirement, death, disability or  the terms of your
DISTRIBUTIONS?  termination of employment              "Plan"
-------------------------------------------------------------------------------

                    THE PROGRAM AT A GLANCE -- KEY FEATURES

The Contract at a glance -- key features

--------------------------------------------------------------------------------

CONTRIBUTIONS:

..   Can be allocated to any one option or divided among them.

..   Must be made by check or money order payable to AXA Equitable or remitted online.

..   Must be sent along with a Contribution Remittance Form.


..   Are credited on the day of receipt if accompanied by properly completed forms. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.


TRANSFERS AMONG INVESTMENT OPTIONS:

..   Generally, amounts may be transferred among the investment options at any time.

..   Transfers may be made by telephone on AIMS or on our internet website.

..   There is no charge for transfers and no tax liability.

..   Transfers from the Guaranteed Rate Accounts may not be made prior to maturity.

CHARGES AND EXPENSES:

..   Program expense charge assessed against combined value of Program assets in the Trust.

..   Investment management and accounting fees and other expenses charged on an investment fund-by-fund basis, as applicable.

..   Record maintenance and report fee.

..   Enrollment fee.

..   Indirectly, charges of underlying Portfolios for investment management,
    12b-1 fees and other expenses.

PROFESSIONAL INVESTMENT MANAGEMENT:

Through the investment funds under our contract we make available these professional investment managers who advise or sponsor the different Funds:

..   AllianceBernstein L.P.


..   Allianz Global Investors U.S. LLC


..   AXA Equitable Funds Management Group, LLC

..   BlackRock Investment Management, LLC

..   Calvert Investment Management, Inc.

..   Capital Guardian Trust Company


..   Diamond Hill Capital Management, Inc.

..   EARNEST Partners, LLC


..   GAMCO Asset Management, Inc.

..   Hirayama Investments, LLC

..   Marsico Capital Management LLC


..   Massachusetts Financial Services Company d/b/a MFS Investment Management

..   Morgan Stanley Investment Management, Inc.

..   Oppenheimer Funds, Inc.

..   Pacific Investment Management Company LLC


..   Post Advisory Group, LLC

..   RCM Capital Management LLC

..   SSgA Funds Management, Inc.

..   The Dreyfus Corporation


..   T. Rowe Price Associates, Inc.


..   Wellington Management Company, LLP


..   Wells Capital Management, Inc.


..   WHV Investment Management

BENEFIT PAYMENT OPTIONS:

..   Lump sum.

..   Installments on a time certain or dollar certain basis including automated minimum distributions if elected.

..   Fixed annuity benefit payout options as available under your employer's plan.

..   Variable annuity benefit payout options as available under your employer's plan (described in a separate prospectus for that option).

For more detailed information, we urge you to read the contents of this prospectus. This prospectus is not the group annuity contract. Please feel free to call us if you have any questions.

GUARANTEED OPTIONS:

The three guaranteed options include two Guaranteed Rate Accounts and a Money Market Guarantee Account. The Money Market Guarantee Account is closed to new or additional contributions, transfers and loan repayments. See "Money Market Guarantee Account is closed to new money" under "Investment Options" later in this prospectus.

For more detailed information, we urge you to read the contents of this prospectus, as well as your contract. Please feel free to speak with your financial professional, or call us, if you have any questions. If for any reason you are not satisfied with your contract, you may return it to us for a refund within a certain number of days.

TAX ADVANTAGES:

..  ON EARNINGS
   No tax on investment earnings until withdrawn.

                   THE CONTRACT AT A GLANCE -- KEY FEATURES

..  ON TRANSFERS
   No tax on internal transfers.

TAX NOTE:

..   Because you are purchasing or contributing to an annuity contract to fund a retirement plan qualified under section 401 of the Internal Revenue Code (the "Code") you should be aware that the contract meets Code qualification requirements but does not provide tax deferral benefits beyond those already provided by the Code. You should consider whether the contract's features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the features, benefits and costs of the contract relative to other types of arrangements. (For more information, see "Tax information" later in the prospectus.)

                   THE CONTRACT AT A GLANCE -- KEY FEATURES

Fee table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses. Each of the charges and expenses is more fully described in "Charges and expenses" later in this prospectus.

-------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM THE VALUE IN YOUR INVESTMENT OPTIONS AT THE END OF EACH
 MONTH EXPRESSED AS AN ANNUAL PERCENTAGE
-------------------------------------------------------------------------------------------------
Program expense charge/(1)/                                                   1.00% (Maximum)
-------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE END OF EACH CALENDAR QUARTER
-------------------------------------------------------------------------------------------------
Record maintenance and report fee                                             $3.75
-------------------------------------------------------------------------------------------------
 CHARGES WE MAY DEDUCT FROM YOUR ACCOUNT VALUE
-------------------------------------------------------------------------------------------------
Enrollment fee/(2)/                                                           $25 per participant
-------------------------------------------------------------------------------------------------


A proportionate share of all fees and expenses paid by a Portfolio that corresponds to any investment fund of the Investment Trusts to which monies are allocated also applies. The table below shows the lowest and highest total operating expenses as of December 31, 2013 charged by any of the Portfolios that apply periodically during the time that you own the contract. These fees and expenses are reflected in the investment funds' net asset value each day. Therefore, they reduce the investment return of the fund and the related investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the prospectuses for the Trusts.



----------------------------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
----------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2013 (expenses that are deducted from
Portfolio assets including management fees, 12b-1 fees, service fees, and/or other    Lowest Highest
expenses)/(/*/)/                                                                      0.62%  7.45%
----------------------------------------------------------------------------------------------------



(*)"Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2013, if applicable, and for the underlying Portfolios. Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of certain affiliated Portfolios through April 30, 2015 ("Expense Limitation Arrangement") (unless the Trust's Board of Trustees consents to an earlier revision or termination of this agreement). The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2015. The range of expenses in the table above does not include the effect of any Expense Limitation Arrangement. The range of expense in the table below includes the effect of the Expense Limitation Arrangements.



------------------------------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2013 after the effect of Expense          Lowest Highest
Limitation Arrangements/(/**/)/                                                         0.62%  1.44%
------------------------------------------------------------------------------------------------------



(**)"Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for the underlying portfolios. In addition, the "Lowest" represents the total annual operating expenses of the EQ/Equity 500 Index. The "Highest" represents the total annual operating expenses of the Multimanager Technology Portfolio.


   For complete information regarding the Expense Limitation Arrangements see the prospectuses for the underlying Portfolios.


-----------------------------------------------------------------------------------------------------------------------
 POOLED TRUST EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------
                                                                             INVESTMENT
                                                                           MANAGEMENT AND    DIRECT OPERATING AND
                                                                         ACCOUNTING FEE/(3)/ OTHER EXPENSES/(4)/  TOTAL
                                                                         ------------------  -------------------- -----
AllianceBernstein Growth Equity                                          0.30%               0.12%                0.42%
AllianceBernstein Mid Cap Growth                                         0.65%               0.05%                0.70%
AllianceBernstein Balanced                                               0.50%               0.21%                0.71%
-----------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM THE FUNDS EXPRESSED AS AN ANNUAL PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------
Other expenses/(4)(5)/                                                   0.01%
-----------------------------------------------------------------------------------------------------------------------


(1)This is the maximum fee; the program expense charge you actually pay may be lower, as discussed later in this prospectus, under "Charges and expenses".

(2)This fee is charged to your employer. If your employer fails to pay this charge, we may deduct the amount from subsequent contributions or from your account value.


(3)These fees will fluctuate from year to year and from fund to fund based on the assets in each fund. The percentage set forth in the table represents the highest fees incurred by a fund during the fiscal year ended
   December 31, 2013. These expenses may be higher or lower based on the expenses incurred by a fund during the fiscal year ended December 31, 2014. We receive a portion of this fee for accounting and administrative services.

(4)These expenses vary by investment Fund, and will fluctuate from year to year based on actual expenses. The percentage set forth in the table represents the highest other expenses incurred by a Fund during the fiscal year ended December 31, 2013. These expenses may be higher based on the expenses incurred by the Funds during the fiscal year ended December 31, 2014.

(5)Effective January 1, 2014, AXA Equitable voluntarily capped "Other Expenses" for the pooled trust Funds at 0.01%. The cap is currently in effect through April 30, 2015, at which time AXA Equitable will opt to continue or remove it. If the cap was not in effect, "Other Expenses" as of December 31, 2013 would have been 0.09%.

                                   FEE TABLE

EXAMPLES

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses.

The examples below show the expenses that a hypothetical contract owner would pay in the situations illustrated and assume the maximum charges applicable under the contract, including the record maintenance and report fee and the enrollment fee. Since there are no surrender charges in connection with amounts invested in the Funds, the expenses are the same whether or not the participant withdraws amounts held in any of the Funds.

The charges used in the examples are the maximum expenses. The guaranteed rate accounts and the money market guarantee account are not covered by the fee table and examples. However, ongoing expenses do apply to the guaranteed rate accounts and the money market guarantee account. These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

SEPARATE ACCOUNT NO. 66 EXAMPLES: These examples assume that you invest $10,000 in the contract for the time periods indicated and that your investment has a 5% return each year. The example also assumes maximum contract charges and total annual expenses of the Portfolios (before expense limitations) set forth in the previous charts. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:


-------------------------------------------------------------------------------------------------------
                                 IF YOU SURRENDER OR DO NOT
                               SURRENDER YOUR CONTRACT AT THE END OF IF YOU ANNUITIZE AT THE END OF THE
                                 THE APPLICABLE TIME PERIOD              APPLICABLE TIME PERIOD
-------------------------------------------------------------------------------------------------------
                               1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR    3 YEARS 5 YEARS 10 YEARS
-------------------------------------------------------------------------------------------------------
INVESTMENT TRUSTS:
-------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                   $881    $2,498    $3,996    $7,281    $881     $2,498  $3,996   $7,281
-------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                   $214    $  607    $1,023    $2,173    $214     $  607  $1,023   $2,173
-------------------------------------------------------------------------------------------------------


POOLED SEPARATE ACCOUNT EXAMPLES: These examples assume that you invest $10,000 in the indicated options under the contract for the time periods indicated. All other information and assumptions stated above apply. Although your actual costs may be higher or lower based on these assumptions, your costs would be:


---------------------------------------------------------------------------------------------------------
                                   IF YOU SURRENDER OR DO NOT
                                 SURRENDER YOUR CONTRACT AT THE END OF IF YOU ANNUITIZE AT THE END OF THE
                                   THE APPLICABLE TIME PERIOD              APPLICABLE TIME PERIOD
---------------------------------------------------------------------------------------------------------
                                 1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR    3 YEARS 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------------
AllianceBernsteinGrowth Equity    $175     $490     $  825    $1,760    $175      $490   $  825   $1,760
---------------------------------------------------------------------------------------------------------
AllianceBernsteinMid Cap Growth   $212     $601     $1,013    $2,152    $212      $601   $1,013   $2,152
---------------------------------------------------------------------------------------------------------
AllianceBernsteinBalanced         $214     $607     $1,023    $2,173    $214      $607   $1,023   $2,173
---------------------------------------------------------------------------------------------------------


CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this prospectus for condensed financial information concerning the Funds available as of December 31, 2013.


FINANCIAL STATEMENTS OF INVESTMENT FUNDS

Each of the investment funds is, or is part of, one of our separate accounts as described in "About the separate accounts" under "More information" later in this prospectus. The financial statements of the Pooled Separate Accounts, (AllianceBernstein Growth Equity (Separate Account No. 4), AllianceBernstein Mid Cap Growth (Separate Account No. 3) and AllianceBernstein Balanced (Separate Account No. 10)) and Separate Account No. 66 as well as the financial statements of AXA Equitable are included in the SAI. The financial statements for each Trust are in the SAI for that Trust.

                                   FEE TABLE

1. Investment options

--------------------------------------------------------------------------------

We offer VARIOUS INVESTMENT OPTIONS under the contract which include: investment funds that we call the "Funds," and two guaranteed rate accounts. The Money Market Guarantee Account is no longer being sold. See "Money Market Guarantee Account is closed to new money" under "Investment options" later in this prospectus for further information. We reserve the right to discontinue the offering of any Funds and either or both of the currently available guaranteed rate accounts at any time with notice to you. Not all Funds and guaranteed rate accounts may be available with all Plans.

THE FUNDS

Each Fund has a different investment objective. The Funds try to meet their investment objectives by investing either in a portfolio of securities or by holding mutual fund shares. We cannot assure you that any of the Funds will meet their investment objectives.

THE ALLIANCEBERNSTEIN GROWTH EQUITY FUND

OBJECTIVE

The investment objective of the AllianceBernstein Growth Equity Fund is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing its assets in securities represented in the Russell 1000 Growth Index ("Index"); it is intended that the Fund seeks to approximate the risk profile and investment return of the Index on an annualized basis.

INVESTMENT STRATEGIES

The Manager will use a replication construction technique to initiate and maintain the portfolio. The Fund seeks to approximate the Russell 1000 Growth Index by owning all securities in the portfolio in the approximate weight each represents in the Index. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. (Source: Russell Investment Group).

The majority of trading in the Fund each year will take place in June, after the annual reconstitution of the Russell indexes by Russell Investments. The list of constituents is ranked based on total market capitalization as of May 31st of each year, with the actual reconstitution effective in June. Changes to the membership lists are pre-announced and subject to change if any corporate activity occurs or if any new information is received prior to release.

Typically, passively managed portfolios are rebalanced when cash is accumulated due to dividend and interest receipts, monies are received from corporate reorganizations (i.e. tenders, mergers and buybacks) and external cash flows.

AllianceBernstein may utilize index futures and Exchange Traded Funds to equitize short-term cash balances or effect basis trades to minimize transaction costs. These instruments are used if, in the advisor's opinion, they provide a more cost-effective alternative than transacting in the cash market.

The Fund is valued daily.

RISKS OF INVESTMENT STRATEGIES

See "Risks of investing in the funds," later in this prospectus, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Growth Equity Fund specifically.

THE ALLIANCEBERNSTEIN MID CAP GROWTH FUND

OBJECTIVES

The AllianceBernstein Mid Cap Growth Fund seeks to achieve long-term capital growth, through a diversified portfolio of equity securities. The account attempts to achieve this objective by investing primarily in the common stock of medium-sized companies which have the potential to grow faster than the general economy and to grow into much larger companies.

INVESTMENT STRATEGIES

The AllianceBernstein Mid Cap Growth Fund is actively managed to obtain excess return versus the Russell Mid Cap Growth Index. The Fund invests at least 80% of its total assets in the common stock of companies with medium capitalizations at the time of the Fund's investment, similar to the market capitalizations of companies in the Russell Mid Cap Growth Index. Companies whose capitalizations no longer meet this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. If deemed appropriate, in order to meet the investment objectives, the Fund may invest in companies in cyclical industries, as well as in securities that the adviser believes are temporarily undervalued. The Fund may also invest in foreign companies without substantial business in the United States. In aggregate, IPO (Initial Public Offerings) investments cannot exceed 5% of the Fund at time of purchase, and no more than 10% due to appreciation. An IPO is an issuer's first offering of a security or class of a security to the public.

The Fund may also invest in other types of securities including convertible preferred stocks, convertible debt securities and short-term securities such as corporate notes, and temporarily invest in money market instruments. Additionally, the Fund may invest up to 10% of its total assets in restricted securities.

The Fund attempts to generate excess return by taking active risk in security selection by looking for companies with unique growth potential. The Fund may often be concentrated in industries where research resources indicate there is high growth potential. The Fund is valued daily.

RISKS OF INVESTMENT STRATEGIES

See "Risks of investing in the funds" later in this prospectus, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Mid Cap Growth Fund specifically. Note, however, that due to the AllianceBernstein Mid Cap Growth Fund's investment policies, this Fund provides greater growth potential and greater risk than the AllianceBernstein Growth Equity and AllianceBernstein Balanced Funds. As a result, you should consider limiting the amount allocated to this Fund, particularly as you near retirement.

                              INVESTMENT OPTIONS

THE ALLIANCEBERNSTEIN BALANCED FUND

OBJECTIVES

The Balanced Account (the "Portfolio") seeks to achieve both appreciation of capital and current income through investment in a diversified Portfolio of publicly traded common stocks, equity-type securities, debt securities and short-term money-market instruments. The Balanced Portfolio will include allocations to three sub-portfolios: Global Structured Equity, US Core Fixed Income and Cash.

INVESTMENT STRATEGIES

The Global Structured Equity sub-portfolio's objective is to deliver consistent excess returns driven by intensive company research combined with a disciplined portfolio construction process focused on risk control. The sub-portfolio targets long-term growth of capital and to outperform the Morgan Stanley Capital International (MSCI) World Index over any three year period.

The Global Structured Equity sub-portfolio invests primarily in equity and equity type securities (such as convertible bonds, convertible preferred and warrants) by using a disciplined investment approach to identify attractive investment candidates based on internally generated research. The Adviser's global industry research analysts are responsible for a primary research universe of companies that are primarily stocks in the MSCI World Index or stocks with similar characteristics that meet the Advisor's investment criteria. The analysts conduct in-depth research on these companies to uncover the most attractive investment opportunities. The sub-portfolio is constructed to maximize exposure to stocks selected by the Advisor's analysts and Portfolio Managers. Individual security weights are a function of the analyst view, ownership within other portfolios, volatility, correlation and index weight. It may also hold securities to control risk and to limit the traditional sources of risk such as style/theme exposures. The result is a combination of stocks in the sub-portfolio with fundamental characteristics, as well as country and sector weightings that approximate those of the benchmark. The sub-portfolio primarily invests its assets in countries included in the MSCI World Index, however the sub-portfolio may not invest in Emerging Market securities that fall into the MSCI Emerging Markets country definition. The sub-portfolio may also utilize currency hedging through the use of currency forwards. For the currency hedging process, the Advisor uses forward contracts that require the purchase or delivery of a foreign currency at some future date. The price paid for the contract is the current price of the foreign currency in U.S. dollars plus or minus an adjustment based on the interest rate differential between the U.S. dollar and the foreign currency. This process utilizes the Advisor's currency multi-factor expected return model based upon: interest rate differentials, current account imbalances, convergence to purchasing-power parity and market momentum. The strategy is implemented using optimization tools that explicitly recognize the link between return potential and risk. The use of currency forwards may only be used for currency hedging purposes. The use of cross hedging may only be utilized with prior approval of AXA Equitable.

The US Core Fixed Income's sub-portfolio seeks to consistently add value relative to the broad bond market and core fixed income managers through a research driven, disciplined search for relative value opportunities across the full range of fixed income market sectors. It is actively managed, seeking to primarily add value through a combination of sector and security-specific selections.

The Fixed Income process capitalizes on the Advisor's independent fundamental and quantitative research in an effort to add value. The process begins with proprietary expected return forecasts of our quantitative research team, which narrow the investment universe and identify those sectors, securities, countries and currencies that appear most/least attractive. These quantitative forecasts enable us to prioritize the further in-depth analysis of our fundamental credit and economic research teams. These fundamental research teams are focused on forecasting credit and economic fundamentals which confirm or refute our quantitative model findings.

Once the quantitative and fundamental forecasts have been made, the Advisor's most senior research and portfolio management professionals meet in "research review" sessions where the forecasts are vetted with the goal of reconciling any differences between quantitative and fundamental projections and determining conviction level in each forecast, and identifying major themes to be implemented in the portfolios. The US Core team then translates the final research recommendations -- the output of the research review sessions -- into an appropriate portfolio risk target (tracking error). The US Core Team budgets this risk across the primary decisions (sector allocation, security selection and yield curve structure) with the use of proprietary portfolio construction tools.

The U.S. Core Fixed Income sub-portfolio may invest in a wide variety of publicly traded debt instruments. The sub-portfolio will only purchase US-dollar denominated securities. The sub-portfolio's non-money market securities will consist primarily of the following publicly traded securities:

1) debt securities issued or guaranteed by the United States Government (such as U.S. Treasury securities), its agencies (such as the Government National Mortgage Association), or instrumentalities-(such as the Federal National Mortgage Association), 2) debt securities issued by governmental entities and corporations from developed and developing nations, 3) asset-backed securities, mortgage-related securities (including agency and non-agency fixed, ARM and hybrid pass-throughs, commercial mortgage-backed securities ("CMBS"), mortgage dollar rolls, and up to 5% agency and non-agency collateralized mortgage obligations ("CMOs"), zero coupon bonds, preferred stocks and trust preferred securities and inflation protected securities. At the time in which the account enters into a transaction involving the future delivery of securities which could result in potential economic leverage, the Advisor will maintain cash equivalents or other liquid securities in the portfolio having an amount equal to or greater than the market value of the position/commitment in question. In addition, the Advisor will monitor the account on a periodic basis to ensure that adequate coverage is maintained. The sub-portfolio may purchase 144A securities. The sub-portfolio may also buy debt securities with equity features, such as conversion or exchange rights or warrants for the acquisition of stock or participations based on revenues, sales or profits. All such securities will be investment grade, at the time of acquisition, i.e., rated BBB or higher by Standard & Poor's Corporation (S&P), Baa or higher by Moody's Investor Services, Inc. (Moody's), BBB or higher by Fitch or if unrated, will be of comparable investment quality. The sub-portfolio may directly invest in investment grade money market instruments. Cash equivalent investments are defined as any security that has a maturity less than one year, including repurchase agreements in accordance with AXA Equitable guidelines.

                              INVESTMENT OPTIONS

Swap transactions are prohibited.

The overall sub-portfolio duration is maintained approximately within 10% of the Barclays Capital Aggregate Bond Index.

The Cash sub-portfolio may invest directly in investment-grade money market instruments.

The portfolio may invest in cash equivalents in a commingled investment fund managed by the Advisor.

ASSET ALLOCATION POLICIES

The Portfolio includes an asset allocation with a 60% weighting for equity securities and a 40% weighting for debt securities (see chart below). This asset allocation, which has been adapted to AXA Equitable specifications, is summarized below. The Advisor will allow the relative weightings of the Portfolio's debt and equity components to vary in response to markets, but ordinarily only by +/- 3% of the portfolio. Beyond those ranges, the Advisor may generally rebalance the Portfolio toward the targeted asset allocation, in line with AXA Equitable specifications. The Fund is valued daily.

------------------------------------------------------------------------------
ALLOCATION                                                    AXA EQUITABLE'S
PORTFOLIO TYPE                 SUB-PORTFOLIO PORTFOLIO        SPECIFIED TARGET
------------------------------------------------------------------------------
Global Equity                  Global Structured Equity             60%
------------------------------------------------------------------------------
Total fixed and money market                                        40%
instruments:
..   Fixed                      .   35%-US Core Fixed Income

..   Money market instruments   .   5%-Cash
------------------------------------------------------------------------------

RISKS OF INVESTMENT STRATEGIES

See "Risks of investing in the Funds", below, for information on the risks associated with an investment in the funds generally, and in the AllianceBernstein Balanced Fund specifically.

INVESTMENT MANAGER

The Board of Directors has delegated responsibility to a committee to authorize or approve investments in the AllianceBernstein Balanced, AllianceBernstein Growth Equity and AllianceBernstein Mid Cap Growth funds (collectively, the "Funds"). That committee may exercise its investment authority directly or it may delegate it, in whole or in part, to a third part investment advisor. The committee has delegated responsibility to AllianceBernstein L.P. ("AllianceBernstein") to manage the Funds. Subject to that committee's broad supervisory authority, AllianceBernstein's investment officers and managers have complete discretion over the assets of the Funds and have been given discretion as to sales and, within specified limits, purchases of stocks, other equity securities and certain debt securities. When an investment opportunity arises that is consistent with the objectives of more than one account, investment opportunities are allocated among accounts in an impartial manner based on certain factors such as investment objective and current investment and cash positions.

AllianceBernstein is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. We are the majority-owners of AllianceBernstein, a limited partnership. AllianceBernstein acts as investment adviser to various separate accounts and general accounts of AXA Equitable and other affiliated insurance companies. AllianceBernstein also provides investment management and advisory services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. The following portfolio managers are primarily responsible for the day-to-day management of the portfolios:

--------------------------------------------------------------------------------------------
                               PORTFOLIO                      BUSINESS EXPERIENCE FOR PAST
FUND                           MANAGER                        5 YEARS
--------------------------------------------------------------------------------------------
AllianceBernstein Growth       Judith A. De Vivo              Portfolio Manager at
Equity Fund                                                   AllianceBernstein since 1984.
--------------------------------------------------------------------------------------------
AllianceBernstein Mid Cap      John H. Fogarty                Portfolio Manager at
Growth Fund                                                   AllianceBernstein since 1997.
--------------------------------------------------------------------------------------------
AllianceBernstein Balanced     Greg Wilensky                  Portfolio Manager at
Fund                                                          AllianceBernstein since 1996

                               Joshua Lisser                  Portfolio Manager at
                                                              AllianceBernstein since 1992

                               Judith A. De Vivo              Portfolio Manager at
                                                              AllianceBernstein since 1984

                               Ben Sklar                      Portfolio Manager at
                                                              AllianceBernstein since 2009
--------------------------------------------------------------------------------------------

The SAI provides additional information about the portfolio managers including compensation, other accounts managed and ownership of securities in the fund.


As of December 31, 2013, AllianceBernstein had total assets under management of $451 billion. AllianceBernstein's main office is located at 1345 Avenue of the Americas, New York, New York 10105.


PORTFOLIO HOLDINGS POLICY FOR THE POOLED SEPARATE ACCOUNTS

A description of the policies and procedures with respect to disclosure of the portfolio securities of the AllianceBernstein Balanced Fund, the AllianceBernstein Growth Equity Fund and the AllianceBernstein Mid Cap Growth Fund is available in the SAI. Generally, portfolio information is available 30 days after the month end free of charge by calling 1 (866) 642-3127.

THE INVESTMENT TRUSTS

The Investment Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Investment Trust issues different shares relating to each portfolio.


The Trusts do not impose sales charges or ''loads'' for buying and selling their shares. All dividends and other distributions on Trust shares are reinvested in full. The Board of Trustees of each Investment Trust serves for the benefit of each Investment Trust's shareholders. The Board of Trustees may take many actions regarding the portfolios (for example, the Board of Trustees can establish additional portfolios or eliminate existing portfolios; change portfolio investment objectives;

                              INVESTMENT OPTIONS
and change portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for each Investment Trust, and other information about the portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan and other aspects of its operations, appears in the prospectuses for each Investment Trust, which generally accompany this prospectus, or in their respective SAIs, which are available upon request.


All funds other than the AllianceBernstein Growth Equity Fund, the AllianceBernstein Mid Cap Growth Fund and the AllianceBernstein Balanced Fund invest in corresponding portfolios of the Investment Trusts. The investment results you will experience in any one of those investment funds will depend on the investment performance of the corresponding portfolios.

                              INVESTMENT OPTIONS

PORTFOLIOS OF THE INVESTMENT TRUSTS


We offer affiliated Trusts, which in turn offer one or more Portfolios. AXA Equitable Funds Management Group, LLC ("AXA FMG"), a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA FMG has entered into sub-advisory agreements with one or more investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, among other responsibilities, AXA FMG oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.

You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") directly or indirectly receive 12b-1 fees from the Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios.

As a participant, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments, as well as the Portfolios' investment management fees and administrative expenses, will reduce the underlying Portfolios' investment returns. AXA Equitable may profit from these fees and payments. AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.

Some Portfolios invest in other affiliated Portfolios ("the AXA Fund of Fund Portfolios"). The AXA Fund of Fund Portfolios offer participants a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the AXA Fund of Fund Portfolios by AXA FMG. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such Portfolios to participants and/or suggest that participants consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Fund of Fund Portfolios than certain other Portfolios available to you under your policy. Please see "Allocating your contributions" later in this section for more information about your role in managing your allocations.

As described in more detail in the Portfolio prospectuses, the AXA Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by AXA FMG (the "AXA volatility management strategy"), and, in addition, certain AXA Fund of Fund Portfolios may invest in Portfolios that utilize this strategy. The AXA volatility management strategy uses futures and options, such as exchange-traded futures and options contracts on securities indices, to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the AXA volatility management strategy, the manager of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio's exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio's participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high.

The AXA Managed Volatility Portfolios and the AXA Fund of Fund Portfolios that include the AXA volatility management strategy as part of their investment objective and/or principal investment strategy are identified below in the chart by a "(check mark) " under the column entitled "AXA Volatility Management."

Portfolios that utilize the AXA volatility management strategy (or, in the case of certain AXA Fund of Fund Portfolios, invest in other Portfolios that use the AXA volatility management strategy) are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. The reduction in volatility helps us manage the risks associated with providing guaranteed benefits during times of high volatility in the equity market. During rising markets, the AXA volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the AXA volatility management strategy. Conversely, investing in investment options that feature a managed-volatility strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option's equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that feature a volatility management strategy.

Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the AXA volatility management strategy. Please further note that certain other Portfolios may utilize volatility management techniques that differ from the AXA volatility management strategy. Any such Portfolio is not identified under "AXA Volatility Management" below in the chart. Such techniques could also impact your account value in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios' objective and strategies.

Portfolio allocations in certain AXA variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program (ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the AXA Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. This means that Portfolio

                              INVESTMENT OPTIONS
investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:

(a)By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio's investment performance and the ability of the sub-adviser to fully implement the Portfolio's investment strategy could be negatively affected; and

(b)By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the AXA Ultra Conservative Strategy investment option and others may not. If the ATP causes significant transfers of total account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.



--------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST                                                                          INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
 PORTFOLIO NAME/(*)/  SHARE CLASS  OBJECTIVE                                    APPLICABLE)
--------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE            B        Seeks to achieve long-term capital           .   AXA Equitable
  ALLOCATION/(**)/                 appreciation.                                    Funds Management
                                                                                    Group, LLC
--------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE          B        Seeks to achieve a high level of current     .   AXA Equitable
  ALLOCATION/(**)/                 income.                                          Funds Management
                                                                                    Group, LLC
--------------------------------------------------------------------------------------------------------------------------
AXA                       B        Seeks to achieve current income and          .   AXA Equitable
  CONSERVATIVE-PLUS                growth of capital, with a greater emphasis       Funds Management
  ALLOCATION/(**)/                 on current income.                               Group, LLC
--------------------------------------------------------------------------------------------------------------------------
AXA MODERATE              B        Seeks to achieve long-term capital           .   AXA Equitable
  ALLOCATION/(**)/                 appreciation and current income.                 Funds Management
                                                                                    Group, LLC
--------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS         B        Seeks to achieve long-term capital           .   AXA Equitable
  ALLOCATION/(**)/                 appreciation and current income, with a          Funds Management
                                   greater emphasis on capital appreciation.        Group, LLC
--------------------------------------------------------------------------------------------------------------------------
CHARTER/SM/               B        Seeks to achieve high total return through   .   AXA Equitable
  MULTI-SECTOR                     a combination of current income and              Funds Management
  BOND/(1)/                        capital appreciation.                            Group, LLC
--------------------------------------------------------------------------------------------------------------------------
TARGET 2015               B        Seeks the highest total return over time     .   AXA Equitable
  ALLOCATION                       consistent with its asset mix. Total return      Funds Management
                                   includes capital growth and income.              Group, LLC
--------------------------------------------------------------------------------------------------------------------------
TARGET 2025               B        Seeks the highest total return over time     .   AXA Equitable
  ALLOCATION                       consistent with its asset mix. Total return      Funds Management
                                   includes capital growth and income.              Group, LLC
--------------------------------------------------------------------------------------------------------------------------
TARGET 2035               B        Seeks the highest total return over time     .   AXA Equitable
  ALLOCATION                       consistent with its asset mix. Total return      Funds Management
                                   includes capital growth and income.              Group, LLC
--------------------------------------------------------------------------------------------------------------------------
TARGET 2045               B        Seeks the highest total return over time     .   AXA Equitable
  ALLOCATION                       consistent with its asset mix. Total return      Funds Management
                                   includes capital growth and income.              Group, LLC
--------------------------------------------------------------------------------------------------------------------------

 EQ ADVISORS TRUST                                                              INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
 PORTFOLIO NAME/(*)/  SHARE CLASS  OBJECTIVE                                    APPLICABLE)
--------------------------------------------------------------------------------------------------------------------------
ALL ASSET                 IB       Seeks long-term capital appreciation and     .   AXA Equitable
  AGGRESSIVE - ALT                 current income, with a greater emphasis          Funds Management
  25/(***)/                        on capital appreciation.                         Group, LLC
--------------------------------------------------------------------------------------------------------------------------
ALL ASSET GROWTH -        IB       Seeks long-term capital appreciation and     .   AXA Equitable
  ALT 20/(***)/                    current income.                                  Funds Management
                                                                                    Group, LLC
--------------------------------------------------------------------------------------------------------------------------
ALL ASSET                 IB       Seeks long-term capital appreciation and     .   AXA Equitable
  MODERATE GROWTH -                current income, with a greater emphasis          Funds Management
  ALT 15/(***)/                    on capital appreciation.                         Group, LLC
--------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------
 AXA PREMIER VIP                                                AXA
 TRUST                INVESTMENT MANAGER (OR SUB-ADVISER(S), AS VOLATILITY
 PORTFOLIO NAME/(*)/  APPLICABLE)                               MANAGEMENT
-----------------------------------------------------------------------------
AXA AGGRESSIVE        .   AXA Equitable                         (check mark)
  ALLOCATION/(**)/        Funds Management
                          Group, LLC
-----------------------------------------------------------------------------
AXA CONSERVATIVE      .   AXA Equitable                         (check mark)
  ALLOCATION/(**)/        Funds Management
                          Group, LLC
-----------------------------------------------------------------------------
AXA                   .   AXA Equitable                         (check mark)
  CONSERVATIVE-PLUS       Funds Management
  ALLOCATION/(**)/        Group, LLC
-----------------------------------------------------------------------------
AXA MODERATE          .   AXA Equitable                         (check mark)
  ALLOCATION/(**)/        Funds Management
                          Group, LLC
-----------------------------------------------------------------------------
AXA MODERATE-PLUS     .   AXA Equitable                         (check mark)
  ALLOCATION/(**)/        Funds Management
                          Group, LLC
-----------------------------------------------------------------------------
CHARTER/SM/           .   AXA Equitable
  MULTI-SECTOR            Funds Management
  BOND/(1)/               Group, LLC
-----------------------------------------------------------------------------
TARGET 2015           .   AXA Equitable
  ALLOCATION              Funds Management
                          Group, LLC
-----------------------------------------------------------------------------
TARGET 2025           .   AXA Equitable
  ALLOCATION              Funds Management
                          Group, LLC
-----------------------------------------------------------------------------
TARGET 2035           .   AXA Equitable
  ALLOCATION              Funds Management
                          Group, LLC
-----------------------------------------------------------------------------
TARGET 2045           .   AXA Equitable
  ALLOCATION              Funds Management
                          Group, LLC
-----------------------------------------------------------------------------
                                                                AXA
 EQ ADVISORS TRUST    INVESTMENT MANAGER (OR SUB-ADVISER(S), AS VOLATILITY
 PORTFOLIO NAME/(*)/  APPLICABLE)                               MANAGEMENT
-----------------------------------------------------------------------------
ALL ASSET             .   AXA Equitable
  AGGRESSIVE - ALT        Funds Management
  25/(***)/               Group, LLC
-----------------------------------------------------------------------------
ALL ASSET GROWTH -    .   AXA Equitable
  ALT 20/(***)/           Funds Management
                          Group, LLC
-----------------------------------------------------------------------------
ALL ASSET             .   AXA Equitable
  MODERATE GROWTH -       Funds Management
  ALT 15/(***)/           Group, LLC
-----------------------------------------------------------------------------

                              INVESTMENT OPTIONS

---------------------------------------------------------------------------------------------------------------------------

 EQ ADVISORS TRUST                                                               INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
 PORTFOLIO NAME/(*)/   SHARE CLASS  OBJECTIVE                                    APPLICABLE)
---------------------------------------------------------------------------------------------------------------------------
AXA GLOBAL EQUITY          IB       Seeks to achieve long-term capital           .   AXA Equitable
  MANAGED                           appreciation with an emphasis on risk-           Funds Management
  VOLATILITY/(2)/                   adjusted returns and managing volatility in      Group, LLC
                                    the Portfolio.                               .   BlackRock
                                                                                     Investment
                                                                                     Management, LLC
                                                                                 .   Morgan Stanley
                                                                                     Investment
                                                                                     Management Inc.
                                                                                 .   OppenheimerFunds,
                                                                                     Inc.
---------------------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL          IB       Seeks to achieve long-term growth of         .   AXA Equitable
  CORE MANAGED                      capital with an emphasis on risk-adjusted        Funds Management
  VOLATILITY/(3)/                   returns and managing volatility in the           Group, LLC
                                    Portfolio.                                   .   BlackRock
                                                                                     Investment
                                                                                     Management, LLC
                                                                                 .   EARNEST Partners,
                                                                                     LLC
                                                                                 .   Massachusetts
                                                                                     Financial
                                                                                     Services Company
                                                                                     d/b/a MFS
                                                                                     Investment
                                                                                     Management
                                                                                 .   Hirayama
                                                                                     Investments, LLC
                                                                                 .   WHV Investment
                                                                                     Management
---------------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP              IB       Seeks to provide long-term capital growth    .   AXA Equitable
  GROWTH MANAGED                    with an emphasis on risk-adjusted returns        Funds Management
  VOLATILITY/(4)/                   and managing volatility in the Portfolio.        Group, LLC
                                                                                 .   BlackRock
                                                                                     Investment
                                                                                     Management, LLC
                                                                                 .   Marsico Capital
                                                                                     Management, LLC
                                                                                 .   T. Rowe Price
                                                                                     Associates, Inc.
                                                                                 .   Wells Capital
                                                                                     Management, Inc.
---------------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP VALUE        IB       Seeks to achieve long-term growth of         .   AllianceBernstein
  MANAGED                           capital with an emphasis on risk-adjusted        L.P.
  VOLATILITY/(5)/                   returns and managing volatility in the       .   AXA Equitable
                                    Portfolio.                                       Funds Management
                                                                                     Group, LLC
                                                                                 .   BlackRock
                                                                                     Investment
                                                                                     Management, LLC
                                                                                 .   Massachusetts
                                                                                     Financial
                                                                                     Services Company
                                                                                     d/b/a MFS
                                                                                     Investment
                                                                                     Management
---------------------------------------------------------------------------------------------------------------------------
AXA MID CAP VALUE          IB       Seeks to achieve long-term capital           .   AXA Equitable
  MANAGED                           appreciation with an emphasis on risk-           Funds Management
  VOLATILITY/(6)/                   adjusted returns and managing volatility in      Group, LLC
                                    the Portfolio.                               .   BlackRock
                                                                                     Investment
                                                                                     Management, LLC
                                                                                 .   Diamond Hill
                                                                                     Capital
                                                                                     Management, Inc.
                                                                                 .   Wellington
                                                                                     Management
                                                                                     Company, LLP
---------------------------------------------------------------------------------------------------------------------------
                           IB       Seeks to achieve long-term growth of         .   AllianceBernstein
  EQ/ALLIANCEBERNSTEIN              capital.                                         L.P.
  SMALL CAP GROWTH
---------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS         IB       Seeks a combination of growth and income     .   Boston Advisors,
  EQUITY INCOME                     to achieve an above-average and                  LLC
                                    consistent total return.
---------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY        IB       Seeks to achieve long-term capital           .   Calvert
  RESPONSIBLE                       appreciation.                                    Investment
                                                                                     Management, Inc.
---------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
                                                                 AXA
 EQ ADVISORS TRUST     INVESTMENT MANAGER (OR SUB-ADVISER(S), AS VOLATILITY
 PORTFOLIO NAME/(*)/   APPLICABLE)                               MANAGEMENT
------------------------------------------------------------------------------
AXA GLOBAL EQUITY      .   AXA Equitable                         (check mark)
  MANAGED                  Funds Management
  VOLATILITY/(2)/          Group, LLC
                       .   BlackRock
                           Investment
                           Management, LLC
                       .   Morgan Stanley
                           Investment
                           Management Inc.
                       .   OppenheimerFunds,
                           Inc.
------------------------------------------------------------------------------
AXA INTERNATIONAL      .   AXA Equitable                         (check mark)
  CORE MANAGED             Funds Management
  VOLATILITY/(3)/          Group, LLC
                       .   BlackRock
                           Investment
                           Management, LLC
                       .   EARNEST Partners,
                           LLC
                       .   Massachusetts
                           Financial
                           Services Company
                           d/b/a MFS
                           Investment
                           Management
                       .   Hirayama
                           Investments, LLC
                       .   WHV Investment
                           Management
------------------------------------------------------------------------------
AXA LARGE CAP          .   AXA Equitable                         (check mark)
  GROWTH MANAGED           Funds Management
  VOLATILITY/(4)/          Group, LLC
                       .   BlackRock
                           Investment
                           Management, LLC
                       .   Marsico Capital
                           Management, LLC
                       .   T. Rowe Price
                           Associates, Inc.
                       .   Wells Capital
                           Management, Inc.
------------------------------------------------------------------------------
AXA LARGE CAP VALUE    .   AllianceBernstein                     (check mark)
  MANAGED                  L.P.
  VOLATILITY/(5)/      .   AXA Equitable
                           Funds Management
                           Group, LLC
                       .   BlackRock
                           Investment
                           Management, LLC
                       .   Massachusetts
                           Financial
                           Services Company
                           d/b/a MFS
                           Investment
                           Management
------------------------------------------------------------------------------
AXA MID CAP VALUE      .   AXA Equitable                         (check mark)
  MANAGED                  Funds Management
  VOLATILITY/(6)/          Group, LLC
                       .   BlackRock
                           Investment
                           Management, LLC
                       .   Diamond Hill
                           Capital
                           Management, Inc.
                       .   Wellington
                           Management
                           Company, LLP
------------------------------------------------------------------------------
                       .   AllianceBernstein
  EQ/ALLIANCEBERNSTEIN     L.P.
  SMALL CAP GROWTH
------------------------------------------------------------------------------
EQ/BOSTON ADVISORS     .   Boston Advisors,
  EQUITY INCOME            LLC

------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY    .   Calvert
  RESPONSIBLE              Investment
                           Management, Inc.
------------------------------------------------------------------------------

                              INVESTMENT OPTIONS

-------------------------------------------------------------------------------------------------------------------------

 EQ ADVISORS TRUST                                                             INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
 PORTFOLIO NAME/(*)/  SHARE CLASS  OBJECTIVE                                   APPLICABLE)
-------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN       IB       Seeks to achieve long-term growth of        .   Capital Guardian
  RESEARCH                         capital.                                        Trust Company
-------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX       IB       Seeks a total return before expenses that   .   AllianceBernstein
                                   approximates the total return performance       L.P.
                                   of the S&P 500 Index, including
                                   reinvestment of dividends, at a risk level
                                   consistent with that of the S&P 500 Index.
-------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS          IB       Seeks to achieve capital appreciation.      .   GAMCO Asset
  AND ACQUISITIONS                                                                 Management, Inc.
-------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL            IB       Seeks to maximize capital appreciation.     .   GAMCO Asset
  COMPANY VALUE                                                                    Management Inc.
-------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE           IB       Seeks to achieve a total return before      .   AXA Equitable
  GOVERNMENT BOND                  expenses that approximates the total            Funds Management
                                   return performance of the Barclays              Group, LLC
                                   Intermediate U.S. Government Bond Index,    .   SSgA Funds
                                   including reinvestment of dividends, at a       Management, Inc.
                                   risk level consistent with that of the
                                   Barclays Intermediate U.S. Government
                                   Bond Index.
-------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL          IA       Seeks to achieve a total return (before     .   AllianceBernstein
  EQUITY INDEX                     expenses) that approximates the total           L.P.
                                   return performance of a composite index
                                   comprised of 40% DJ EURO STOXX 50
                                   Index, 25% FTSE 100 Index, 25% TOPIX
                                   Index, and 10% S&P/ASX 200 Index,
                                   including reinvestment of dividends, at a
                                   risk level consistent with that of the
                                   composite index.
-------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH       IB       Seeks to achieve a total return before      .   AllianceBernstein
  INDEX                            expenses that approximates the total            L.P.
                                   return performance of the Russell 1000
                                   Growth Index, including reinvestment of
                                   dividends at a risk level consistent with
                                   that of the Russell 1000 Growth Index.
-------------------------------------------------------------------------------------------------------------------------
EQ/MFS                    IB       Seeks to achieve capital appreciation.      .   Massachusetts
  INTERNATIONAL                                                                    Financial
  GROWTH                                                                           Services Company
                                                                                   d/b/a MFS
                                                                                   Investment
                                                                                   Management
-------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX          IB       Seeks to achieve a total return before      .   SSgA Funds
                                   expenses that approximates the total            Management, Inc.
                                   return performance of the S&P Mid Cap
                                   400 Index, including reinvestment of
                                   dividends, at a risk level consistent with
                                   that of the S&P Mid Cap 400 Index.
-------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET           IA       Seeks to obtain a high level of current     .   The Dreyfus
                                   income, preserve its assets and maintain        Corporation
                                   liquidity.
-------------------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY         IB       Seeks to achieve capital growth.            .   Morgan Stanley
  MID CAP GROWTH                                                                   Investment
                                                                                   Management Inc.
-------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA            IB       Seeks to generate a return in excess of     .   Pacific
  SHORT BOND                       traditional money market products while         Investment
                                   maintaining an emphasis on preservation         Management
                                   of capital and liquidity.                       Company LLC
-------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------
                                                                AXA
 EQ ADVISORS TRUST    INVESTMENT MANAGER (OR SUB-ADVISER(S), AS VOLATILITY
 PORTFOLIO NAME/(*)/  APPLICABLE)                               MANAGEMENT
---------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN   .   Capital Guardian
  RESEARCH                Trust Company
---------------------------------------------------------------------------
EQ/EQUITY 500 INDEX   .   AllianceBernstein
                          L.P.



---------------------------------------------------------------------------
EQ/GAMCO MERGERS      .   GAMCO Asset
  AND ACQUISITIONS        Management, Inc.
---------------------------------------------------------------------------
EQ/GAMCO SMALL        .   GAMCO Asset
  COMPANY VALUE           Management Inc.
---------------------------------------------------------------------------
EQ/INTERMEDIATE       .   AXA Equitable
  GOVERNMENT BOND         Funds Management
                          Group, LLC
                      .   SSgA Funds
                          Management, Inc.



---------------------------------------------------------------------------
EQ/INTERNATIONAL      .   AllianceBernstein
  EQUITY INDEX            L.P.







---------------------------------------------------------------------------
EQ/LARGE CAP GROWTH   .   AllianceBernstein
  INDEX                   L.P.




---------------------------------------------------------------------------
EQ/MFS                .   Massachusetts
  INTERNATIONAL           Financial
  GROWTH                  Services Company
                          d/b/a MFS
                          Investment
                          Management
---------------------------------------------------------------------------
EQ/MID CAP INDEX      .   SSgA Funds
                          Management, Inc.




---------------------------------------------------------------------------
EQ/MONEY MARKET       .   The Dreyfus
                          Corporation

---------------------------------------------------------------------------
EQ/MORGAN STANLEY     .   Morgan Stanley
  MID CAP GROWTH          Investment
                          Management Inc.
---------------------------------------------------------------------------
EQ/PIMCO ULTRA        .   Pacific
  SHORT BOND              Investment
                          Management
                          Company LLC
---------------------------------------------------------------------------

                              INVESTMENT OPTIONS

--------------------------------------------------------------------------------------------------------------------------

 EQ ADVISORS TRUST                                                              INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
 PORTFOLIO NAME/(*)/  SHARE CLASS  OBJECTIVE                                    APPLICABLE)
--------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY          IB       Seeks to replicate as closely as possible    .   AllianceBernstein
  INDEX                            (before expenses) the total return of the        L.P.
                                   Russell 2000 Index.
--------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE          IB       Seeks to achieve long-term capital           .   T. Rowe Price
  GROWTH STOCK                     appreciation and secondarily, income.            Associates, Inc.
--------------------------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO            IB       Seeks to achieve long-term capital growth.   .   Wells Capital
  OMEGA GROWTH                                                                      Management, Inc.
--------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE         IB       Seeks to achieve a balance of high current   .   BlackRock
  BOND/(+)/                        income and capital appreciation, consistent      Financial
                                   with a prudent level of risk.                    Management, Inc.
                                                                                .   Pacific
                                                                                    Investment
                                                                                    Management
                                                                                    Company LLC
                                                                                .   SSgA Funds
                                                                                    Management, Inc.
--------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER              IB       Seeks to achieve long-term growth of         .   Allianz Global
  TECHNOLOGY/(+)/                  capital.                                         Investors US LLC
                                                                                .   AXA Equitable
                                                                                    Funds Management
                                                                                    Group, LLC
                                                                                .   SSgA Funds
                                                                                    Management, Inc.
                                                                                .   Wellington
                                                                                    Management
                                                                                    Company, LLP
--------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------
                                                                AXA
 EQ ADVISORS TRUST    INVESTMENT MANAGER (OR SUB-ADVISER(S), AS VOLATILITY
 PORTFOLIO NAME/(*)/  APPLICABLE)                               MANAGEMENT
---------------------------------------------------------------------------
EQ/SMALL COMPANY      .   AllianceBernstein
  INDEX                   L.P.

---------------------------------------------------------------------------
EQ/T. ROWE PRICE      .   T. Rowe Price
  GROWTH STOCK            Associates, Inc.
---------------------------------------------------------------------------
EQ/WELLS FARGO        .   Wells Capital
  OMEGA GROWTH            Management, Inc.
---------------------------------------------------------------------------
MULTIMANAGER CORE     .   BlackRock
  BOND/(+)/               Financial
                          Management, Inc.
                      .   Pacific
                          Investment
                          Management
                          Company LLC
                      .   SSgA Funds
                          Management, Inc.
---------------------------------------------------------------------------
MULTIMANAGER          .   Allianz Global
  TECHNOLOGY/(+)/         Investors US LLC
                      .   AXA Equitable
                          Funds Management
                          Group, LLC
                      .   SSgA Funds
                          Management, Inc.
                      .   Wellington
                          Management
                          Company, LLP
---------------------------------------------------------------------------


(*)This information reflects the variable investment option's name change effective on or about June 13, 2014, subject to regulatory approval. The chart below reflects the variable investment option's name in effect until on or about June 13, 2014. The number in the ''FN'' column corresponds with the number contained in the table above.



---------------------------------------------------------
FN   VARIABLE INVESTMENT OPTION NAME UNTIL JUNE 13, 2014
---------------------------------------------------------
(1)            Multimanager Multi-Sector Bond
---------------------------------------------------------
(2)            EQ/Global Multi-Sector Equity
---------------------------------------------------------
(3)            EQ/International Core PLUS
---------------------------------------------------------
(4)            EQ/Large Cap Growth PLUS
---------------------------------------------------------
(5)            EQ/Large Cap Value PLUS
---------------------------------------------------------
(6)            EQ/Mid Cap Value PLUS
---------------------------------------------------------


(**)The "AXA Allocation" Portfolios.
(***)The "All Asset" Portfolios.



(+)This Portfolio will be reorganized as a Portfolio of EQ Advisors Trust
   ("Trust") on or about June 13, 2014, subject to regulatory and shareholder approval.


YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE PORTFOLIOS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF INVESTMENT TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-526-2701.

                              INVESTMENT OPTIONS

RISKS OF INVESTING IN THE FUNDS

All of the Funds invest in securities of one type or another. You should be aware that any investment in securities carries with it a risk of loss, and you could lose money investing in the Funds. The different investment objectives and policies of each Fund may affect the return of each Fund and the risks associated with an investment in that Fund.

Additionally, market and financial risks are inherent in any securities investment. By market risks, we mean factors which do not necessarily relate to a particular issuer, but affect the way markets, and securities within those markets, perform. Market risks can be described in terms of volatility, that is, the range and frequency of market value changes. Market risks include such things as changes in interest rates, general economic conditions and investor perceptions regarding the value of debt and equity securities. By financial risks we mean factors associated with a particular issuer which may affect the price of its securities, such as its competitive posture, its earnings and its ability to meet its debt obligations.

The risk factors associated with an investment in the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are described below. See the SAI for additional information regarding certain investment techniques used by these Funds. See the applicable Trust prospectus for risks and factors and investment techniques associated with an investment in all funds other than the AllianceBernstein Growth Equity Fund, the AllianceBernstein Mid Cap Growth Fund and the AllianceBernstein Balanced Fund.

Important factors associated with an investment in the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are discussed below.

COMMON STOCK. Investing in common stocks and related securities involves the risk that the value of the stocks or related securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the Fund's investments -- and, therefore, the value of the Fund's units -- to fluctuate.

SECURITIES OF MEDIUM AND SMALLER SIZED COMPANIES. The AllianceBernstein Mid Cap Growth Fund invests primarily in the securities of medium sized companies. The AllianceBernstein Balanced Fund may also make these investments, as well as investments in smaller sized companies. The securities of small and medium sized, less mature, lesser known companies involve greater risks than those normally associated with larger, more mature, well-known companies. Therefore, consistent earnings may not be as likely in small companies as in large companies.

The Funds also run a risk of increased and more rapid fluctuations in the value of their investments in securities of small or medium sized companies. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small (less than $1 billion) and medium (between $1 and $20 billion) capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks and the overall stock market. One reason is that small- and medium-sized companies have a lower degree of liquidity in the markets for their stocks.

NON-EQUITY SECURITIES. Investing in non-equity securities, such as bonds and debentures, involves the risk that the value of these securities held by the AllianceBernstein Balanced Fund -- and, therefore, the value of the Fund's units -- will fluctuate with changes in interest rates (interest rate risk) and the perceived ability of the issuer to make interest or principal payments on time (credit risk). Moreover, convertible securities which may be in the AllianceBernstein Mid Cap Growth, and AllianceBernstein Balanced Funds, such as convertible preferred stocks or convertible debt instruments, contain both debt and equity features, and may lose significant value in periods of extreme market volatility.

FOREIGN INVESTING. Investing in securities of foreign companies that may not do substantial business in the U.S. involves additional risks, including risk of loss from changes in the political or economic climate of the countries in which these companies do business. Foreign currency fluctuations, exchange controls or financial instability could cause the value of the AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds' foreign investments to fluctuate. Additionally, foreign accounting, auditing and disclosure standards may differ from domestic standards, and there may be less regulation in foreign countries of stock exchanges, brokers, banks, and listed companies than in the United States. As a result, the Funds' foreign investments may be less liquid and their prices may be subject to greater fluctuations than comparable investments in securities of U.S. issuers.

RESTRICTED SECURITIES. Investing in restricted securities involves additional risks because these securities generally (1) are less liquid than non-restricted securities and (2) lack readily available market quotations. Accordingly, the AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds may be unable to quickly sell their restricted security holdings at fair market value.

The following discussion describes investment risks unique to either the AllianceBernstein Growth Equity Fund, AllianceBernstein Mid Cap Growth Fund or the AllianceBernstein Balanced Fund.

INVESTMENT POLICIES. Due to the AllianceBernstein Mid Cap Growth Fund's investment policies, this Fund provides greater growth potential and may have greater risk than other equity offerings. As a result, you should consider limiting the amount allocated to this Fund, particularly as you near retirement.

DEBT SECURITIES SUBJECT TO PREPAYMENT RISKS. Mortgage-related securities and certain collateralized mortgage obligations, asset- backed securities and other debt instruments in which the AllianceBernstein Balanced Fund may invest are subject to prepayments prior to their stated maturity. The Fund, however, is unable to accurately predict the rate at which prepayments will be made, as that rate may be affected, among other things, by changes in generally prevailing market interest rates. If prepayments occur, the Fund suffers the risk that it will not be able to reinvest the proceeds at as high a rate of interest as it had previously been receiving. Also, the Fund will incur a loss to the extent that prepayments are made for an amount that is less than the value at which the security was then being carried by the fund. Moreover, securities that may be prepaid tend to increase in value less during times of declining interest rates, and to decrease in value more during times of increasing interest rates, than do securities that are not subject to prepayment.

                              INVESTMENT OPTIONS

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The AllianceBernstein Balanced and AllianceBernstein Mid Cap Growth Funds may purchase and sell securities on a when-issued or delayed delivery basis. In these transactions, securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. The Fund will sell on a forward settlement basis only securities it owns or has the right to acquire.

HEDGING TRANSACTIONS. The AllianceBernstein Balanced Fund may engage in transactions which are designed to protect against potential adverse price movements in securities owned or intended to be purchased by the Fund.

RISKS ASSOCIATED WITH THE ALLIANCEBERNSTEIN BALANCED FUND.

Bonds rated below A by S&P, Moody's or Fitch are more susceptible to adverse conditions or changing circumstances than those rated A or higher; but we regard these lower rated bonds as having adequate capacity to pay principal and interest.

RISKS ASSOCIATED WITH THE ALLIANCEBERNSTEIN GROWTH EQUITY FUND

While the objective of the Fund is to approximate the return of the Russell 1000 Growth Index, the actual performance of the account may deviate from the Index as a result of transaction costs, equitization of cash, security price deviations, investment management fees, operating expense charges such as custody and audit fees, any potential future exchange trading limits, and internal stock restrictions, all of which affects the Fund but not the Index. This deviation is commonly referred to as "tracking error". The account attempts to minimize these deviations through a management process which strives to minimize transactions costs, keep the account fully invested and maintain a portfolio with characteristics that are systematically the same as those of the Russell 1000 Growth Index.

ADDITIONAL INFORMATION ABOUT THE FUNDS

CHANGE OF INVESTMENT OBJECTIVES


We can change the investment objectives of the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds if the New York Department of Financial Services approves the change.


The investment objectives of the Portfolios of the Investment Trusts may be changed by the Board of Trustees of the applicable Investment Trust without the approval of shareholders. (See "Voting rights" below.)

VOTING RIGHTS

No voting rights apply to any of the separate accounts or to the Guaranteed Options.

However, as the owner of shares of the Investment Trusts, we have the right to vote on certain matters involving the Portfolios, such as:

..   the election of trustees;

..   the formal approval of independent public accounting firms selected for each Investment Trust; or

..   any other matters described in each prospectus for the Investment Trusts or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners/participants the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners/participants, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners/participants vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

The Investment Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's annuity and/or variable life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our policyowners arising out of these arrangements. However, the Board of Trustees or Directors of each Investment Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so.

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

THE GUARANTEED OPTIONS

We offer three different guaranteed options:

..   two Guaranteed Rate Accounts (GRAs), and

..   our Money Market Guarantee Account (for existing contract owners who have allocated values to the Money Market Guarantee Account only).


We guarantee the amount of your contributions to the guaranteed options and the interest credited. Contributions to the guaranteed options become part of our general account, which supports all of our insurance and annuity guarantees as well as our general obligations. The general account, as part of our insurance and annuity operations, is subject to regulation and supervision by the New York Department of Financial Services and to insurance laws and regulations of all jurisdictions in which we are authorized to do business.


Your investment in a guaranteed option is not regulated by the Securities and Exchange Commission, and the following discussion about the guaranteed options has not been reviewed by the staff of the SEC. The discussion, however, is subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements made.

                              INVESTMENT OPTIONS

GUARANTEED RATE ACCOUNTS

We offer a GRA that matures in three years (3-year GRA) and a GRA that matures in five years (5-year GRA). Your contributions to the GRAs earn the guaranteed interest rate that is in effect when your contribution is credited to your plan account. The interest rate is expressed as an effective annual rate, reflecting daily compounding and the deduction of applicable asset-based fees. See "Charges and expenses" later in this prospectus.

You can make new contributions or transfer amounts from other investment options to a GRA at the current guaranteed rate at any time. New guaranteed rates are offered each Wednesday and are available for a seven-day period. The rates are determined in accordance with our normal pricing methods for similar products. The GRA rate will vary from one seven-day period to another, but will never be less than 1%. You may call AIMS or access our Website to obtain our current GRA rates. You earn interest from the day after your contribution or transfer is credited through the maturity date of the GRA. See "Maturing GRAs" in the SAI for more information. The amount of your contribution and interest that is guaranteed is subject to any penalties applicable upon premature withdrawal. See "Premature withdrawals and transfers from a GRA" in the SAI.

RESTRICTIONS ON WITHDRAWALS AND TRANSFERS

..   You may not transfer from one GRA to another or from a GRA to another investment option except at maturity.

..   You may transfer other amounts at any time to a GRA at the current guaranteed rate.

..   Withdrawals may be made from a GRA before maturity if: you are disabled;
    you attain age 70 1/2; you die; or you are not self- employed and your employment is terminated.

..   You may not remove GRA funds before maturity to take a loan, hardship or other in-service withdrawal, as a result of a trustee-to-trustee transfer, or to receive benefits from a terminated plan.

..   Certain other withdrawals prior to maturity are permitted, but may be subject to penalty. See "Procedures for withdrawals, distributions and transfers from a GRA" in the SAI.

MONEY MARKET GUARANTEE ACCOUNT IS CLOSED TO NEW MONEY

On January 1, 2009, the Money Market Guarantee Account was closed to new contributions and loan repayments. Any amounts you have in the Money Market Guarantee Account can remain in your account, but you can no longer transfer or contribute any additional amounts to your account. Any amounts that remained in your Money Market Guarantee Account will continue to accrue interest as described below.

You can always transfer amounts out of the Money Market Guarantee Account to another investment option, or take distributions from the Money Market Guarantee Account, but you can no longer transfer any such amounts back into the Money Market Guarantee Account.

MONEY MARKET GUARANTEE ACCOUNT


All contributions you made prior to January 1, 2009, to the Money Market Guarantee Account will continue to earn the same rate of interest. The rate changes monthly and is expressed as an effective annual rate, reflecting daily compounding and the deduction of applicable asset-based fees and charges. While the rate changes monthly, it will never be less than 1%. The rate will approximate current market rates for money market mutual funds minus applicable fees and charges. You may call AIMS or access our website to obtain the current monthly rate.


Your balance in the Money Market Guarantee Account at the end of the month automatically begins receiving interest at the new rate until transferred or withdrawn.

DISTRIBUTIONS, WITHDRAWALS, AND TRANSFERS. You may effect distributions, withdrawals and transfers out of your Money Market Guarantee Account, without penalty, at any time permitted under your plan. We do not impose penalties on distributions, withdrawals or transfers out of your Money Market Guarantee Account only.

                              INVESTMENT OPTIONS

2. How we value your account balance in the Funds

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FOR AMOUNTS IN THE FUNDS

When you invest in a Fund, your contribution or transfer is used to purchase "units" of that Fund. The unit value on any day reflects the value of the Fund's investments for the day and the charges and expenses we deduct from the Fund. We calculate the number of units you purchase by dividing the amount you invest by the unit value of the Fund as of the close of business on the day we receive your contribution or transfer request. A contribution or a transfer request will be effective on the business day we receive the contribution or the transfer request. Contributions and transfer requests received after the end of a business day will be credited the next business day. We will confirm all transfers in writing.

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OUR "BUSINESS DAY" IS GENERALLY ANY DAY THE NEW YORK STOCK EXCHANGE IS OPEN FOR REGULAR TRADING AND GENERALLY ENDS AT 4:00 P.M. EASTERN TIME (OR AS OF AN EARLIER CLOSE OF REGULAR TRADING). A BUSINESS DAY DOES NOT INCLUDE A DAY ON WHICH WE ARE NOT OPEN DUE TO EMERGENCY CONDITIONS DETERMINED BY THE SECURITIES AND EXCHANGE COMMISSION. WE MAY ALSO CLOSE EARLY DUE TO SUCH EMERGENCY CONDITIONS. FOR MORE INFORMATION ABOUT OUR BUSINESS DAY AND OUR PRICING OF TRANSACTIONS, PLEASE SEE "DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR."
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On any given day, your account value in any Fund equals the number of the Fund's units credited to your account, multiplied by that day's value for one Fund unit. In order to take deductions from any Fund, we cancel units having a value equal to the amount we need to deduct. Otherwise, the number of your Fund units of any Fund does not change unless you make additional contributions, make a withdrawal, effect a transfer, or request some other transaction that involves moving assets into or out of that Fund option.

HOW WE DETERMINE THE UNIT VALUE


We determine the Unit Value at the end of each business day. The Unit Value for each Fund is determined by first calculating a gross unit value reflecting only investment performance and then adjusting it for Fund expenses to obtain the Fund Unit Value. We calculate the gross unit value by multiplying the gross unit value for the preceding business day by the net investment factor for that subsequent business day and, for the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds, then deducting audit and custodial fees. We calculate the net investment factor as follows:


..   First, we take the value of the Fund's assets at the close of business on the preceding business day.

..   Next, we add the investment income and capital gains, realized and unrealized, that are credited to the assets of the Fund during the business day for which we are calculating the net investment factor.

..   Then we subtract the capital losses, realized and unrealized, charged to the Fund during that business day.

..   Finally, we divide this amount by the value of the Fund's assets at the close of the preceding business day.

The Fund Unit Value is calculated on every business day by multiplying the Fund Unit Value for the last business day of the previous month by the net change factor for that business day. The net change factor for each business day is equal to (a) minus (b) where:

(a)is the gross unit value for that business day divided by the gross unit value for the last business day of the previous month; and

(b)is the charge to the Fund for that month for the daily accrual of fees and expenses times the number of days since the end of the preceding month.


The value of the investments that Separate Account No. 66 has in the following
Funds: AXA Global Equity Managed Volatility, AXA International Core Managed Volatility, AXA Large Cap Growth Managed Volatility, AXA Large Cap Value Managed Volatility, AXA Mid Cap Value Managed Volatility, All Asset Aggressive-Alt 25, All Asset Growth-Alt 20, All Asset Moderate Growth-Alt 15, AXA Aggressive Allocation, AXA Conservative Allocation, AXA Conservative-Plus Allocation, AXA Moderate Allocation, AXA Moderate-Plus Allocation, Multimanager Core Bond, Charter/SM/ Multi-Sector Bond, Multimanager Technology, Target 2015 Allocation, Target 2025 Allocation, Target 2035 Allocation, Target 2045 Allocation, EQ/AllianceBernstein Small Cap Growth, EQ/Boston Advisors Equity Income, EQ/Calvert Socially Responsible, EQ/Capital Guardian Research, EQ/Equity 500 Index, EQ/International Equity Index, EQ/GAMCO Mergers and Acquisitions, EQ/GAMCO Small Company Value, EQ/Intermediate Government Bond, EQ/Large Cap Growth Index, EQ/Mid Cap Index, EQ/MFS International Growth, EQ/Money Market, EQ/Morgan Stanley Mid Cap Growth, EQ/PIMCO Ultra Short Bond, EQ/Small Company Index, EQ/T. Rowe Price Growth Stock and EQ/Wells Fargo Omega Growth is calculated by multiplying the number of shares held by Separate Account No. 66 in each portfolio by the net asset value per share of that portfolio determined as of the close of business on the same day as the respective Unit Values of each of the foregoing Funds are determined.


HOW WE VALUE THE ASSETS OF THE FUNDS

The assets of the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are valued as follows:

..   Common stocks listed on national securities exchanges are valued at the last sale price. If on a particular day there is no sale, the stocks are valued at the latest available bid price reported on a composite tape. Other unlisted securities reported on the NASDAQ Stock Exchange are valued at inside (highest) quoted bid prices.

..   Foreign securities not traded directly, or in ADR form, in the United
    States, are valued at the last sale price in the local currency on an exchange in the country of origin. Foreign currency is converted into dollars at current exchange rates.

..   United States Treasury securities and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities are valued at representative quoted prices.

..   Long-term publicly traded corporate bonds (i.e., maturing in more than one year) are valued at prices obtained from a bond

                HOW WE VALUE YOUR ACCOUNT BALANCE IN THE FUNDS pricing service of a major dealer in bonds when such prices are available; however, in circumstances where it is deemed appropriate to do so, an over-the-counter or exchange quotation may be used.

..   Convertible preferred stocks listed on national securities exchanges are valued at their last sale price or, if there is no sale, at the latest available bid price.

..   Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more major dealers in such securities; where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stock.

..   Short-term debt securities that mature in more than 60 days are valued at representative quoted prices. Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value.

..   Option contracts listed on organized exchanges are valued at last sale prices or closing asked prices, in the case of calls, and at quoted bid prices, in the case of puts. The market value of a put or call will usually reflect, among other factors, the market price of the underlying security. When a Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund's financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the last offering price. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase or sales transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received, or reduced by the price paid for the option.

FAIR VALUATION

For the Pooled Separate Accounts, securities and other assets for which market quotations are not readily available (or for which market quotations may not be reliable) are valued at their fair value under the direction of our investment officers in accordance with accepted accounting practices and applicable laws and regulations. Market quotations may not be readily available or reliable if, for example, trading has been halted in the particular security; the security does not trade for an extended period of time; or a trading limit has been imposed.

For the Funds offered under Separate Account No. 66, securities and other assets for which market quotations are not readily available (or for which market quotations may not be reliable) are valued at their fair value under policies and procedures established by the Trusts. For more information, please see the prospectus for the applicable Trust.

The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method deemed to reflect fair value. Such a policy is intended to assure that the net asset value of a separate account or fund fairly reflects security values as of the time of pricing.

OTHER FUNDS. For those Funds that invest in corresponding Portfolios of AXA Premier VIP Trust and EQ Advisors Trust (the "Investment Trusts"), the asset value of each Portfolio is computed on a daily basis. See the prospectus for the Investment Trust for information on valuation methodology used by the corresponding portfolios.

                HOW WE VALUE YOUR ACCOUNT BALANCE IN THE FUNDS

3. Transfers and access to your account

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TRANSFERS AMONG INVESTMENT OPTIONS


You may transfer some or all of your amounts among the investment options if you participate in the IRS Pre-Approved Plan. Participants in other plans may make transfers as allowed by the plan.


No transfers from the GRAs to other investment options are permitted prior to maturity. Transfers to the GRAs, and to or from the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds, are permitted at any time. Transfers from remaining Funds are permitted at any time except if there is any delay in redemptions from the corresponding portfolio of the Trusts.

No transfers to the Money Market Guarantee Account are permitted. See "Money Market Guarantee Account is closed to new money" under "Investment options" earlier in this prospectus for more information.

Please see "Allocating Program contributions" in "The Program" for more information about your role in managing your allocations.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing"organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Fund or the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the Funds or the underlying portfolios in which the Funds invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a Fund or portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Fund or portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so investment performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Fund or portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a Fund or portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Funds or portfolios that invest a significant portion of their assets in foreign securities or the securities of small and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than Funds or portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the variable investment options for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that performance will be affected by such activity; and
(3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners/participants.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same Fund within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

When a contract owner/participant is identified as having engaged in a potentially disruptive transfer activity for the first time, a letter is sent to the contract owner/participant explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner/participant is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners/participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

                     TRANSFERS AND ACCESS TO YOUR ACCOUNT

For the Pooled Separate Accounts, the portfolio managers review aggregate cash flows on a daily basis. If the portfolio managers consider transfer activity with respect to an account to be disruptive, AXA Equitable reviews contract owner/participant trading activity to identify any potentially disruptive transfer activity. AXA Equitable follows the same policies and procedures identified in the previous paragraph.

We may change those policies and procedures, and any new or revised policies or procedures will apply to all contract owners/participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that the trusts may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners/participants. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by the trusts, that fee, like any other trust fee, will be borne by the contract owner/participant.

Contract owners/participants should note that it is not always possible for us and the trusts to identify and prevent disruptive transfer activity. Our ability to monitor potentially disruptive transfer activity is limited in particular with respect to certain group contracts. Group annuity contracts may be owned by retirement plans that provide transfer instructions on an omnibus (aggregate) basis, which may mask the disruptive transfer activity of individual plan participants, and/or interfere with our ability to restrict communication services. In addition, because we do not monitor for all frequent trading in the trust portfolios at the separate account level, contract owners/participants may engage in frequent trading which may not be detected, for example due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the affiliated trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners/participants may be treated differently than others, resulting in the risk that some contract owners/participants may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

OUR ACCOUNT INVESTMENT MANAGEMENT SYSTEM ("AIMS") AND OUR INTERNET WEBSITE

Participants may use our automated AIMS or our internet website to transfer between investment options, obtain account information, change the allocation of future contributions and maturing GRAs and hear investment performance information. To use AIMS, you must have a touch-tone telephone. We assign a personal security code ("PSC") number or password in the case of employers accessing the Plan Services website, to you after we receive your completed enrollment form. Our Internet website can be accessed at mrp.axa-equitable.com.

Employers may also access our Plan Services website to have plan level access to transaction activity, reports, census features, make online contributions and prepare and file annual 5500 reports. The Plan Services website can be accessed at mrp.axa-equitable.com.

We have established procedures to reasonably confirm the genuineness of instructions communicated to us by telephone when using AIMS or by the internet website. The procedures require personal identification information, including your PSC number, prior to acting on telephone instructions, and providing written confirmation of the transfers. Thus, we will not be liable for following telephone instructions or internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to this service if we determine that you are engaged in a market timing strategy (see "Disruptive transfer activity" above).

A transfer request will be effective on the business day we receive the request. We will confirm all transfers in writing.

PARTICIPANT LOANS

Participant loans are available if the employer plan permits them. Participants must apply for a plan loan through the employer. The number of plan loans outstanding are subject to the terms of the employer's plan.

Loans are subject to restrictions under Federal tax laws and ERISA, and are also subject to the limits of the plan. Loan packages containing all necessary forms, along with an explanation of how interest rates are set, are available from our Account Executives. A loan may not be taken from the Guaranteed Rate Accounts. If a participant is married, written spousal consent may be required for a loan.

Generally, the loan amount will be transferred from the investment options into a loan account. The participant must repay the amount borrowed with interest as required by Federal income tax rules. If you fail to repay the loan when due, the amount of the unpaid balance may be taxable and subject to additional penalty taxes. No participant who has defaulted on a loan under the employer plan shall be granted any additional loans under this plan. Interest paid on a retirement plan loan is not deductible.

CHOOSING BENEFIT PAYMENT OPTIONS

Benefit payments are subject to plan provisions.

The Program offers a variety of benefit payment options. If you are a participant in an individually-designed plan, ask your employer for details. Once you are eligible, your plan may allow you a choice of one or more of the following forms of distribution:

..   Periodic installments

..   Qualified Joint and Survivor Annuity

..   Joint and Survivor Annuity Options, some with optional Period Certain

..   Life Annuity

..   Life Annuity -- Period Certain

..   Cash Refund Annuity

..   Lump Sum Payment

TYPES OF BENEFITS


Under the IRS Pre-Approved Plan, you may select one or more of the following forms of distribution once you are eligible to receive benefits. If your employer has adopted an individually designed plan that does not offer annuity benefits, not all of these distribution forms may be available to you. We suggest you ask your employer what types of benefits are available under your plan. The distribution will be in the

                     TRANSFERS AND ACCESS TO YOUR ACCOUNT
form of a life annuity or another form that you choose and is offered by us at the time. We reserve the right to remove or change these annuity payout options, other than the life annuity, or to add another payout option at any time.

QUALIFIED JOINT AND SURVIVOR ANNUITY. An annuity providing equal monthly payments for your life and, after your death, for your surviving spouse's life. No payments will be made after you and your spouse die, even if you have received only one payment prior to the last death. IN SOME PLANS, THE LAW REQUIRES THAT IF THE VALUE OF YOUR VESTED BENEFITS EXCEEDS $5,000, YOU MUST RECEIVE A QUALIFIED JOINT AND SURVIVOR ANNUITY UNLESS YOUR SPOUSE CONSENTS IN WRITING TO A CONTRARY ELECTION. Please see "Spousal consent requirements" below.

LUMP SUM PAYMENT. A single payment of all or part of your vested benefits. If you take a partial payment of your balance, it must be at least $1,000. If you have more than one GRA, amounts held in your most recent GRA will first be used to make payment. If you terminated employment and your vested account balance is less than $1,000, you will receive a lump sum payment of the entire vested amount unless alternate instructions are provided in a reasonable period after receiving your Election of Benefits Package.

PERIODIC INSTALLMENTS. Monthly, quarterly, semi-annual or annual payments over a period of at least three years, where the initial payment on a monthly basis is at least $300. You can choose either a time-certain payout, which provides variable payments over a specified period of time, or a dollar-certain payout, which provides level payments over a variable period of time. During the installment period, your remaining account balance will be invested in whatever investment options you designate; each payment will be drawn pro-rata from all the investment options you have selected. If you have more than one GRA, amounts held in your most recently purchased three-year or five-year GRA will first be used to make installment payments. If you die before receiving all the installments, we will make the remaining payments to your beneficiary, subject to IRS minimum distribution rules and beneficiary election. We do not offer installments for benefits under individually designed plans.

LIFE ANNUITY. An annuity providing monthly payments for your life. No payments will be made after your death, even if you have received only one payment prior to your death.

LIFE ANNUITY -- PERIOD CERTAIN. An annuity providing monthly payments for your life or, if longer, a specified period of time. If you die before the end of that specified period, payments will continue to your beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years. The longer the specified period, the smaller the monthly payments will be.

JOINT AND SURVIVOR ANNUITY. An annuity providing monthly payments for your life and that of your beneficiary. You may specify the percentage of the original annuity payment to be made to your beneficiary. Subject to legal limitations, that percentage may be 100%, 75%, 50%, or any other percentage you specify.

JOINT AND SURVIVOR ANNUITY -- PERIOD CERTAIN. An annuity providing monthly payments for your life and that of your beneficiary or, if longer, a specified period of time. If you and your beneficiary both die before the end of the specified period, payments will continue to your contingent beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years and the percentage of the annuity payment to be made to your beneficiary (as noted above under Joint and Survivor Annuity). The longer the specified period, the smaller your monthly payments will be.

CASH REFUND ANNUITY. An annuity providing equal monthly payments for your life with a guarantee that the sum of those payments will be at least equal to the portion of your vested benefits used to purchase the annuity. If upon your death the sum of the monthly payments to you is less than that amount, your beneficiary will receive a lump sum payment of the remaining guaranteed amount.

FIXED AND VARIABLE ANNUITY CHOICES

The cost of the fixed annuity is determined from tables in the group annuity contract which show the amounts necessary to purchase each $1 of monthly payment (after deduction of any applicable taxes and the annuity administrative charge described below). Payments depend on the annuity selected, your age, and the age of your beneficiary if you select a joint and survivor annuity. We may change the tables in the contract no more than once every five years.

The minimum amount that can be used to purchase any type of annuity is $5,000. If we give any group pension client with a qualified profit sharing plan a better annuity purchase rate than those currently available for the Program, we will also make those rates available to Program participants.

Under a Qualified Joint and Survivor Annuity or a Cash Refund Annuity, the amount of the monthly payments is fixed at retirement and remains level throughout the distribution period. Under the Life Annuity, Life Annuity -- Period Certain, Joint and Survivor Annuity and Joint and Survivor Annuity -- Period Certain, you may select either fixed or variable payments. The variable payments reflect the investment performance of the Growth Equity Fund. If you are interested in a variable annuity, when you are ready to select your benefit please ask our Account Executives for our variable annuity prospectus supplement.

SPOUSAL CONSENT REQUIREMENTS


Under the IRS Pre-Approved Plan, you may designate a non-spouse beneficiary any time after the earlier of: (1) the first day of the plan year in which you attain age 35, or (2) the date on which you separate from service with your employer. If you designate a beneficiary other than your spouse prior to you reaching age 35, your spouse must consent to the designation and, upon you reaching age 35, must again give his or her consent or the designation will lapse. In order for you to make a withdrawal, elect a form of benefit other than a Qualified Joint and Survivor Annuity or designate a non-spouse beneficiary, your spouse must consent to your election in writing within the 90 day period before your annuity starting date. To consent, your spouse must sign on the appropriate line on your election of benefits or beneficiary designation form. Your spouse's signature must be witnessed by a notary public or plan representative.


If you change your mind, you may revoke your election and elect a Qualified Joint and Survivor Annuity or designate your spouse as beneficiary, simply by filing the appropriate form. Your spouse's consent is not required for this revocation.

                     TRANSFERS AND ACCESS TO YOUR ACCOUNT

It is also possible for your spouse to sign a blanket consent form. By signing this form, your spouse consents not just to a specific beneficiary or, with respect to the waiver of the Qualified Joint and Survivor Annuity, the form of distribution, but gives you the right to name any beneficiary, or if applicable, form of distribution you want. Once you file such a form, you may change your election whenever you want, even without spousal consent.

All of these annuity options can be either fixed or variable except for the Cash Refund Annuity and the Qualified Joint and Survivor Annuity which are fixed options only.

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THE AMOUNT OF EACH PAYMENT IN A FIXED OPTION REMAINS THE SAME. VARIABLE OPTION PAYMENTS CHANGE TO REFLECT THE INVESTMENT PERFORMANCE OF THE ALLIANCEBERNSTEIN GROWTH EQUITY FUND.
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See "Procedures for withdrawals, distributions and transfers" in the SAI.

We provide the fixed and variable annuity options. Payments under variable annuity options reflect investment performance of the AllianceBernstein Growth Equity Fund.

The minimum amount that can be used to purchase any type of annuity is $5,000. If we give any group pension client with a qualified plan a better annuity purchase rate than those currently guaranteed under the Program, we will also make those rates available to Program participants.

SPOUSAL CONSENT

If a participant is married and has an account balance greater than $5,000, (except for amounts contributed to the Rollover Account) federal law generally requires payment (subject to plan rules) of a Qualified Joint and Survivor Annuity payable to the participant for life and then to the surviving spouse for life, unless you and your spouse have properly waived that form of payment in advance. Please see "Spousal consent requirements" above. Certain individually designed Plans are not subject to these requirements.

PROOF OF CORRECT INFORMATION

If any information on which an annuity benefit payable under the contract was based has been misstated, the benefit will not be invalidated, but based on the correct information. AXA Equitable will adjust the amount of the annuity payments with respect to a fixed annuity benefit, the number of variable annuity units with respect to a variable annuity benefit and the amount used to provide the annuity benefit. Overpayments will be charged against any annuity payments and underpayments will be added to any annuity payments made under the annuity benefit after this adjustment. AXA Equitable will provide you with a written explanation, based solely on the information in its possession, of the reason for the adjustment. AXA Equitable's liability to you is limited to the amount of annuity benefit that can be provided on the basis of correct information with the actual amount available under the contract.

BENEFITS PAYABLE AFTER THE DEATH OF A PARTICIPANT

Regardless of whether a participant's death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the participant's death and reduces that number by one each subsequent year.

If a participant dies before the entire benefit has been paid, the remaining benefits will be paid to the participant's beneficiary. If a participant dies before he or she is required to begin receiving benefits, the law generally requires the entire benefit to be distributed no more than five years after death. There are exceptions: (1) a beneficiary who is not the participant's spouse may elect payments over his or her life or a fixed period which does not exceed the beneficiary's life expectancy, provided payments begin by December 31 of the year following the year of death, (2) if the benefit is payable to the spouse, the spouse may elect to receive benefits over his or her life or a fixed period which does not exceed his/her life expectancy beginning any time up to December 31 of the year the participant would have attained age 70 1/2 or, if later, December 31 of the year after the participant's death, or
(3) the spouse or the beneficiary who is not the participant's spouse may be able to roll over all or part of the death benefit to an individual retirement arrangement, or, for a spouse only, an annuity under Section 403(b) of the Code or a governmental employer plan under Section 457 of the Code. If, at death, a participant was already receiving benefits, the beneficiary must continue to receive benefits, subject to the Federal income tax minimum distribution rules. To designate a beneficiary or to change an earlier designation, a participant must have the employer send us a beneficiary designation form. In some cases, the spouse must consent in writing to a designation of any non-spouse beneficiary, as explained in "Spousal consent requirements" above.


Under the IRS Pre-Approved Plan, on the day we receive proof of death, we automatically transfer the participant's account balance in the Equity Funds to the EQ/Money Market Portfolio unless the beneficiary gives us other written instructions. The balance in the Guaranteed Rate Accounts will remain in the Guaranteed Rate Accounts.


A non-spousal beneficiary may be able to directly rollover a death benefit into a new individual retirement arrangement dedicated to making post-death payments.

                     TRANSFERS AND ACCESS TO YOUR ACCOUNT

4. The Program

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This section explains the Program in further detail. It is intended for employers who wish to enroll in the Program, but contains information of interest to participants as well. You should, of course, understand the provisions of your plan and the Adoption Agreement that define the scope of the Program in more specific terms. References to "you" and "your" in this section are to you in your capacity as an employer. The Program is described in the prospectus solely to provide a more complete understanding of how the Funds and GRAs operate within the Program. The Program itself is not registered under the Securities Act of 1933.


The Members Retirement Program consists of either a defined contribution IRS Pre-Approved Plan and Separate Trust ("IRS Pre-Approved Plan and Trust") that is sponsored by AXA Equitable or, for Employers who prefer to use their own individually-designed or an IRS Pre-Approved defined contribution Plan document, in conjunction with the Plan's Trust, or the Pooled Trust. The Program offers, according to the terms of either the IRS Pre-Approved Plan and Trust or Pooled Trust, a group variable annuity Contract as a funding vehicle for employers who sponsor qualified retirement Plans. The Program is sponsored by AXA-Equitable, and the Trustee under the Separate Trust is Reliance Trust Company. The Program had 5,246 participants and approximately $266 million in assets at December 31, 2013.


Our Retirement Program Specialists are available to answer your questions about joining the Program. Please contact us by using the telephone number or addresses listed under "How to reach us -- INFORMATION ON JOINING THE PROGRAM" earlier in the prospectus.

SUMMARY OF PLAN CHOICES

You have a choice of three retirement plan arrangements under the Program. You can:


..   Choose the IRS PRE-APPROVED PLAN -- which automatically gives you a full range of services from AXA Equitable. These include your choice of the Program investment options, plan-level and participant-level recordkeeping, benefit payments and tax withholding and reporting. Under the IRS Pre-Approved Plan, employers adopt our Master Trust and your only investment choices are from the Investment Options.


   -----------------------------------------------------------------------------
   THE MEMBERS RETIREMENT PLAN IS A DEFINED CONTRIBUTION MASTER PLAN THAT CAN
   BE ADOPTED AS A PROFIT SHARING PLAN (INCLUDING OPTIONAL 401(K), SIMPLE
   401(K) AND SAFE HARBOR 401(K) FEATURES), A DEFINED CONTRIBUTION PENSION
   PLAN, OR BOTH. A ROTH 401(K) OPTION IS AVAILABLE FOR ALL 401(K) PLAN TYPES.
   -----------------------------------------------------------------------------



..   Maintain our POOLED TRUST FOR INDIVIDUALLY DESIGNED PLANS -- and use our
    Pooled Trust for investment options in the Program in addition to your own individual investments. The Pooled Trust is for investment only and can be used for both defined benefit and defined contribution plans. We provide participant-level or plan-level recordkeeping services for plan assets in the Pooled Trust.

   -----------------------------------------------------------------------------
   THE POOLED TRUST IS AN INVESTMENT VEHICLE USED WITH INDIVIDUALLY DESIGNED QUALIFIED RETIREMENT PLANS. IT CAN BE USED FOR BOTH DEFINED CONTRIBUTION AND DEFINED BENEFIT PLANS. WE PROVIDE RECORDKEEPING SERVICES FOR PLAN ASSETS
   HELD IN THE POOLED TRUST.
   -----------------------------------------------------------------------------

Choosing the right plan depends on your own set of circumstances. We recommend that you review all plan, trust, participation and related agreements with your legal and tax counsel.

GETTING STARTED


If you choose the IRS Pre-Approved Plan, you as the employer or trustee must complete an Adoption Agreement. As an employer, you are responsible for the administration of the plan you choose. Please see "Your responsibilities as employer" in the SAI.


HOW TO MAKE PROGRAM CONTRIBUTIONS

Contributions can be made using the online contribution feature at mrp.axa-equitable.com by clicking Employer Log-In or by mail to the Association Members Retirement Program, PO Box 1599, Newark, NJ 07101-9764. If using the online contribution feature employers will need their User ID and Password. If the contribution is remitted by mail it must be in the form of a check drawn on a bank in the U.S., clearing through the Federal Reserve System, in U.S. dollars, and made payable to AXA Equitable. Third party checks are not acceptable, except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to collection. We reserve the right to reject a contribution if it is received in an unacceptable form. All contributions sent in by mail must be accompanied by a Contribution Remittance form which designates the amount to be allocated to each participant by contribution type. The Statement of Additional Information provides additional details on how to make contributions to the Program.

Contributions are normally credited on the business day that we receive them, provided the Contribution Remittance form is properly completed and matches the check/contribution amount. Contributions are only accepted from the employer for properly enrolled participants. Employees may not send contributions directly to the Program. There is no minimum amount which must be contributed for investment if you adopt either Plan or if you have your own individually designed plan that uses the Pooled Trust.

ALLOCATING PROGRAM CONTRIBUTIONS

The group annuity contract that covers the qualified plan in which you participate is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under this contract. In the absence of a specific written arrangement to the contrary, you, as the participant under this contract, have the sole authority to make investment allocations and other decisions under the contract. Your Account Executive is acting as a broker-dealer registered representative, and may not be authorized to act as an investment advisor or to manage the allocations under your contract.

                                  THE PROGRAM

Investment decisions for individually designed plans are made either by the participant or by the plan trustees depending on the terms of the plan.

Participants may allocate contributions among any number of Program investment options. Allocation instructions can be changed at any time. You may allocate employer contributions in different percentages than your employee contributions. The allocation percentages you elect for employer contributions will automatically apply to 401(k) qualified non-elective contributions, qualified matching contributions and matching contributions. The allocation percentages you elect for employee contributions will automatically apply to both your post-tax employee contributions and your 401(k) salary deferral contributions.

THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 PROVIDES RELIEF TO A PLAN FIDUCIARY OF A QUALIFIED PLAN WITH PARTICIPANT DIRECTED ACCOUNTS, IF THE FIDUCIARY ALLOCATES TO A QUALIFIED DEFAULT INVESTMENT ALTERNATIVE (QDIA) CONTRIBUTIONS WHICH THE PARTICIPANT HAS FAILED TO DIRECT TO AN INVESTMENT OPTION UNDER THE PLAN AFTER NOTICE BY THE PLAN. THE QDIA UNDER THE MRP IS THE AXA MODERATE ALLOCATION PORTFOLIO. IF YOU HAVE NOT SELECTED AN INVESTMENT OPTION(S) UNDER THE MRP TO ALLOCATE YOUR CONTRIBUTIONS, THE PLAN FIDUCIARY WILL ALLOCATE YOUR CONTRIBUTIONS TO THE AXA MODERATE ALLOCATION PORTFOLIO, AFTER THE FIDUCIARY HAS GIVEN YOU NOTICE IN ACCORDANCE WITH THE REGULATIONS. AFTER FUNDS HAVE BEEN ALLOCATED TO THE AXA MODERATE ALLOCATION PORTFOLIO, YOU MAY REALLOCATE THOSE FUNDS TO ANY OTHER INVESTMENT OPTION UNDER THE MRP.

WHEN TRANSACTION REQUESTS ARE EFFECTIVE

Contributions, as well as transfer requests and allocation changes (not including GRA maturity allocation changes discussed in the SAI), are effective on the business day they are received. Distribution requests are also effective on the business day they are received unless, as in the Plans, there are plan provisions to the contrary. Transaction requests received after the end of a business day will be credited the next business day. Processing of any transaction may be delayed if a properly completed form is not received.

Trustee-to-trustee transfers of plan assets are effective the business day after we receive all items we require, including check and mailing instructions, and a plan opinion/IRS determination letter from the new or amended plan, or adequate proof of qualified plan status.

DISTRIBUTIONS FROM THE INVESTMENT OPTIONS

Keep in mind two sets of rules when considering distributions or withdrawals from the Program. The first are rules and procedures that apply to the investment options, exclusive of the provisions of your plan. We discuss those in this section. The second are rules specific to your plan. We discuss those "Rules applicable to participant distributions" below. Certain plan distributions may be subject to Federal income tax, and penalty taxes. See "Tax information" later in this prospectus.

AMOUNTS IN THE FUNDS AND MONEY MARKET GUARANTEE ACCOUNT

These are generally available for distribution at any time, subject to the provisions of your plan. Distributions from the Money Market Guarantee Account and the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are permitted at any time. Distributions from remaining Funds are permitted at any time except if there is any delay in redemptions from the corresponding portfolio of the Trusts, as applicable.

AMOUNTS IN THE GUARANTEED RATE ACCOUNTS

Withdrawals generally may not be taken from GRAs. See "Guaranteed Rate Accounts" earlier in this prospectus.

Payments or withdrawals and application of proceeds to an annuity ordinarily will be made promptly upon request in accordance with plan provisions. However, we can defer payments, applications and withdrawals for any period during which the New York Stock Exchange is closed for trading, sales of securities are restricted or determination of the fair market value of assets is not reasonably practicable because of an emergency.

IF YOUR PLAN IS AN EMPLOYER OR TRUSTEE-DIRECTED PLAN, YOU AS THE EMPLOYER ARE RESPONSIBLE FOR ENSURING THAT THERE IS SUFFICIENT CASH AVAILABLE TO PAY BENEFITS.

RULES APPLICABLE TO PARTICIPANT DISTRIBUTIONS

In addition to our own procedures, distribution and benefit payment options under a tax qualified retirement plan are subject to complicated legal requirements. A general explanation of the Federal income tax treatment of distributions and benefit payment options is provided in "Tax information" later in this prospectus and in the SAI. You should discuss your options with a qualified financial advisor. Our Account Executives also can be of assistance.

In general, under the Plans, participants are eligible for benefits upon retirement, death or disability, or upon termination of employment with a vested benefit. Participants in an individually designed plan are eligible for retirement benefits depending on the terms of their plan. See "Benefit payment options" under "Transfers and access to your money" earlier in this prospectus and "Tax information" later in this prospectus for more details. For participants who own more than 5% of the business, benefits must begin no later than April 1 of the year after the participant reaches age 70 1/2. For all other participants, distribution must begin by April 1 of the later of the year after attaining age 70 1/2 or retirement from the employer sponsoring the plan.

Distributions must be made according to the terms of the plan and rules in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans and other tax qualified retirement arrangements such as IRAs. These provisions could apply to participants who satisfy required minimum distributions through annual withdrawals instead of receiving annuity payments. For this purpose additional annuity contract benefits may include enhanced death benefits and guaranteed minimum income benefits. Currently we believe that these provisions would not apply to Members Retirement Program contracts because of the type of benefits provided under the contract. However, you should consider the potential implication of these Regulations before you purchase or contribute to this annuity contract.

..   A participant may withdraw all or part of his/her account balance under either Plan attributable to post-tax employee contributions at any time, provided that he/she withdraw at least $300 at a time (or, if less, his/her entire post-tax account balance).

                                  THE PROGRAM

..   If a participant is married, his/her spouse must generally consent in writing before he/she can make any type of withdrawal except to purchase a Qualified Joint and Survivor Annuity. Self-employed persons may generally not receive a distribution prior to age 59 1/2.

..   Employees may generally not receive a distribution prior to severance from employment.

..   Hardship withdrawals before age 59 1/2 may be permitted under 401(k) and certain other profit sharing plans.

Under an individually designed plan, the availability of pre-retirement withdrawals depends on the terms of the plan. We suggest that participants ask their employer what types of withdrawals are available under their plan. See "Procedures for withdrawals, distributions and transfers" in the SAI for a more detailed discussion of these general rules.

Generally participants may not make withdrawals from the Guaranteed Rate Accounts prior to maturity. See "The Guaranteed Rate Accounts" earlier in this prospectus.

                                  THE PROGRAM

5. Charges and expenses

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You will incur two general types of charges under the Program:

(1)Charges imposed on amounts invested in the Plan Trust -- these apply to all amounts invested in the Plan Trust (including installment payout option payments), and do not vary by plan. These are, in general, reflected as reductions in the unit values of the Funds or as reductions from the rates credited to the guaranteed options.

(2)Plan and transaction charges -- these vary by plan or are charged for specific transactions, and are typically stated in a dollar amount. Unless otherwise noted, these are deducted in fixed dollar amounts by reducing the number of units in the appropriate Funds and the dollars in the Guaranteed Options.

We deduct amounts for the 3-year or 5-year GRA from your most recent GRA.

We make no deduction from your contributions or withdrawals for sales expenses.

PROGRAM EXPENSE CHARGE
(BASED ON AMOUNTS INVESTED IN THE PROGRAM)

We assess the Program expense charge on the last day of each month or upon the withdrawal of all assets under your plan. The maximum Program expense charge is 1.00% per year, assessed as a monthly charge. The Program expense charge you actually pay may be lower, as illustrated by the chart below. The purpose of this charge is to cover the expenses that we incur in connection with the Program.

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                                                           AVERAGE ACCOUNT VALUE
                                         ----------------------------------------------------------
                                                     $75,000 OR LESS              MORE THAN $75,000
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TOTAL PLAN ASSETS                                      SCHEDULE A                    SCHEDULE B
---------------------------------------------------------------------------------------------------
First $250,000                                            1.00%                         1.00%
Next $250,000                                             0.80%                         0.70%
Over $500,000                                             0.65%                         0.55%
---------------------------------------------------------------------------------------------------

We determine the Program expense charge for your plan on the last day of each month, based on two factors: (1) the Average account value of the accounts in your plan, and (2) the value of the Total plan assets invested in the Members Retirement Program by your plan, on that date. We assess the Program expense charge on all assets in your plan. All participants in a plan pay the Program expense charge at the same percentage rate, regardless of individual account value.

Each participant in a plan has an account value, which is the total value of that participant's investment in the Members Retirement Program. The Average account value in a plan is the average of the account values of all of the participants in the plan, who have an account value greater than zero. If the Average account value under the Plan is $75,000 or less, then the Program expense charge will be determined using Schedule A on the chart above. If the Average account value under the Plan is more than $75,000, then the Program expense charge will be determined using Schedule B on the chart above.

Total plan assets are all of the assets invested in the Members Retirement Program under a plan. The first $250,000 in assets under the plan will be subject to a Program expense charge of 1.00% per year. If the Total plan assets exceed $250,000, any amounts greater than that will be subject to a lower charge. The next $250,000 (up to Total plan assets of $500,000) will be subject to a Program expense charge of either 0.80% or 0.70%, under Schedule A or Schedule B, respectively. Any assets in the plan in excess of $500,000 will be subject to a Program expense charge of either 0.65% or 0.55%, under Schedule A or Schedule B, respectively. The sum of the amounts calculated under this formula equals the total Program expense charge for the plan. The percentage of Total plan assets that this sum represents is the annual Program expense charge that each participant in the plan pays on his or her account value.

We will deduct the Program expense charge from your value in the Funds on a pro-rata basis. If those amounts are insufficient, we will deduct them from your value in the Money Market Guarantee Account. If those amounts are still insufficient, we will deduct all or a portion of the charge from your values in Guaranteed Rate Accounts on a pro-rata basis. The amounts we deduct from the Guaranteed Rate Accounts and the Money Market Guarantee Account will never cause the rates we pay on those accounts to fall below 1%.


We apply the Program expense charge toward the cost of maintenance of the investment options, the promotion of the Program, investment funds, guaranteed rate accounts, and money market guarantee account, administrative costs, such as enrollment and answering participant inquiries, and overhead expenses such as salaries, rent, postage, telephone, travel, legal, actuarial and accounting costs, office equipment and stationery. During 2013, we received $2,038,496 compensation under the Program expense charge.


MEMBERS RETIREMENT PLAN AND INVESTMENT ONLY FEES
(PLAN AND TRANSACTION EXPENSES)

RECORD MAINTENANCE AND REPORT FEE. At the end of each calendar quarter, we deduct a record maintenance and report fee of $3.75 from your account balance. We reserve the right to charge varying fees based on the requested special mailings, reports and services given to your retirement plan.

ENROLLMENT FEE. We charge an employer a non-refundable enrollment fee of $25 for each participant enrolled under its plan. If we do not maintain individual participant records under an individually-designed plan, we instead charge the employer $25 for each plan or trust. If the employer fails to pay these charges, we may deduct the amount from subsequent contributions or from participants' account balances.

ANNUAL PORTFOLIO OPERATING EXPENSES
(DEDUCTED BY THE TRUSTS)

All Funds other than the AllianceBernstein Growth Equity Fund, the AllianceBernstein Mid Cap Growth Fund and the AllianceBernstein

                             CHARGES AND EXPENSES

Balanced Fund are indirectly subject to investment management fees, 12b-1 (if applicable) fees and other expenses charged against assets of the corresponding Portfolios of the Investment Trusts. These expenses are described in the Trusts' prospectuses.

INVESTMENT MANAGEMENT AND ACCOUNTING FEES
(BASED ON AMOUNTS INVESTED IN THE PROGRAM)


The computation of unit values for the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds reflects fees charged for investment management and accounting. The investment management and accounting fee covers AllianceBernstein's investment management and our financial accounting services provided to these Funds, as well as portion of our related administrative costs. The portion of the fee attributable to investment management services is retained by AllianceBernstein. We receive fees for financial accounting and administrative services we provide for these Funds. The fees shown in the Fee Table are estimated based on the experience of the Funds during the fiscal year ended December 31, 2013. The fees may be higher or lower based on the experience of the Funds during the fiscal year ended December 31, 2014.


DIRECT OPERATING AND OTHER EXPENSES
(BASED ON AMOUNTS INVESTED IN THE PROGRAM)


In addition to the charges and fees mentioned above, the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and other costs related to the operation of the Funds. The fees shown in the Fee Table are estimated based on the experience of the Funds during the fiscal year ended December 31, 2013. The fees may be higher or lower based on the experience of the Funds during the fiscal year ended December 31, 2014.


OTHER EXPENSES
(BASED ON AMOUNTS INVESTED IN THE PROGRAM)

We may impose certain additional costs and expenses on the Funds. These may include the cost of printing of SEC filings, prospectuses and reports, proxy mailings, other mailing costs, as well as legal and audit expenses.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Currently, we deduct the charge from the amount applied to provide an annuity pay-out option. The current tax charge that might be imposed on us varies by state and ranges from 0% to 1%.

We reserve the right to deduct any applicable charges such as premium taxes from each contribution or from distributions or upon termination of your contract. If we have deducted any applicable tax charges from contributions, we will not deduct a charge for the same taxes later. If, however, an additional tax is later imposed on us when you make a partial or full withdrawal, or your contract is terminated, or you begin receiving annuity payments, we reserve the right to deduct a charge at that time.

FEES PAID TO ASSOCIATIONS

We may pay associations a fee for services provided in connection with the Program being made available to their memberships. The fee may be based on the number of employers whom we solicit, the number who participate in the Program, and/or the value of Program assets. We make these payments without any additional deduction or charge under the Program.

GENERAL INFORMATION ON FEES AND CHARGES


We will give you written notice of any change in the fees and charges. We may also establish a separate fee schedule for requested non-routine administrative services. During 2013 we received total fees and charges under the Program of $2,641,242.

                             CHARGES AND EXPENSES

6. Tax information

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In this section, we briefly outline current federal income tax rules relating to the adoption of the Program, contributions to the Program and distributions to participants under qualified retirement plans. Certain other information about qualified retirement plans appears here and in the SAI.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect annuity contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of an annuity contract. We cannot predict, what, if any, legislation will actually be proposed or enacted that may affect annuity contracts.

We cannot provide detailed information on all tax aspects of the Program, plans and contracts. Moreover, the tax aspects that apply to a particular person's situation may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Rights or values under plans or contracts, or payments under plans or contracts, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax advisor before your purchase.


FOREIGN ACCOUNT TAX COMPLIANCE ACT ("FATCA")

Even though this section in the Prospectus discusses consequences to United States individuals, you should be aware that the Foreign Account Tax Compliance Act ("FATCA") which applies beginning in 2014 to certain U.S.-source payments may require AXA Equitable and its affiliates to obtain specified documentation of an entity's status before payment is made in order to avoid punitive 30% FATCA withholding. The FATCA rules are directed at foreign entities, but presume that various U.S. entities are "foreign" unless the U.S. entity has documented its U.S. status by providing Form W-9. For this reason, AXA Equitable and its affiliates intend to require appropriate status documentation at purchase, change of ownership, and affected payment transactions including death benefit payments, beginning in 2014. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of recipient.

SPOUSAL STATUS

In June 2013, the U.S. Supreme Court ruled that the portion of the federal Defense of Marriage Act that precluded same-sex marriages from being recognized for purposes of federal law was unconstitutional. The IRS adopted a rule recognizing the marriage of same-sex individuals validly entered into in a jurisdiction that authorizes same-sex marriages, even if the individuals are domiciled in a jurisdiction that does not recognize the marriage. The IRS also ruled that the term "spouse" does not include an individual who has entered into a registered domestic partnership, civil union, or other similar relationship that is not denominated as a "marriage" under the laws of that jurisdiction. Absent further guidance, we intend to administer the Certificate consistent with these rulings. Therefore, exercise of any spousal continuation right under a Certificate by an individual who does not meet the definition of "spouse" under federal law may have adverse tax consequences. If you are married to a same-sex spouse, you have all of the rights and privileges under the contract as someone married to an opposite sex spouse. Consult with a tax adviser for more information on this subject.


BUYING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT

Annuity contracts can be purchased in connection with employer plans qualified under Code Section 401. You should be aware that the funding vehicle for a qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits, such as the contract's selection of investment funds, provision of guaranteed options and choices of pay-out options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

INCOME TAXATION OF DISTRIBUTIONS TO QUALIFIED PLAN PARTICIPANTS

In this section, the word "you" refers to the plan participant.

Amounts distributed to a participant from a qualified plan are generally subject to federal income tax as ordinary income when benefits are distributed to you or your beneficiary. Generally, only your post-tax contributions, if any, are not taxed when distributed.

If an employer's 401(k) plan permits, an employee may designate some or all of elective deferral contributions as "designated Roth contributions," which are made on a post-tax basis to the 401(k) arrangement. Designated Roth contributions must be separately accounted for. If certain timing and distribution event requirements are satisfied, distributions from a designated Roth contribution account under a 401(k) plan will be tax-free. If both aging and event tests are not met, earnings attributable to a designated Roth account may be includible in income. Distributions from designated Roth contribution accounts may be rolled over to other designated Roth contribution accounts under an eligible retirement plan (401(k) plan, 403(b) plan or governmental employer Section 457 plan) or to Roth IRAs.

                                TAX INFORMATION

ELIGIBLE ROLLOVER DISTRIBUTIONS. Many types of distributions from qualified plans are "eligible rollover distributions" that can be transferred directly to another qualified plan, traditional individual retirement arrangement ("IRA"), an annuity under Section 403(b) of the Code, a governmental employer plan under
Section 457 of the Code or rolled over to another plan or IRA within 60 days of the receipt of the distribution. If a distribution is an "eligible rollover distribution," 20% mandatory federal income tax withholding will apply and the distribution may be subject to the premature penalty tax unless the distribution is directly rolled over to a qualified plan, 403(b) plan, governmental employer 457 plan or traditional IRA. See "Eligible rollover distributions and federal income tax withholding" in the SAI for a more detailed discussion.

Distributions from a qualified plan, 403(b) annuity contract or a governmental employer 457(b) plan can be rolled over to a Roth IRA. Any taxable portion of the amount rolled over will be taxed at the time of the rollover.

IN-PLAN ROTH ROLLOVER

If the plan permits and according to plan terms, participants who are eligible to take a distribution from their 401(k) retirement plan can convert their existing plan account into the designated Roth account by either a direct rollover or by taking a distribution and then rolling over the account into the designated Roth account within 60 days. Any pre-tax amounts converted must be included in the participant's taxable income for the same year as the conversion.


Tax law permits a plan to allow an internal direct transfer from a pre-tax or non-Roth after-tax account to a designated Roth account under the plan, even though the transferred amounts are not eligible for withdrawal by the individual electing the transaction. Although the transfer would be taxable, it is not clear that withdrawals would be permitted from the designated Roth account under the plan.


ANNUITY OR INSTALLMENT PAYMENTS. Each payment you receive is ordinary income for tax purposes, except where you have a "cost basis" in the benefit. Your cost basis is equal to the amount of your post-tax employee contributions, plus any employer contributions you had to include in gross income in prior years. You may exclude from gross income a portion of each annuity or installment payment you receive. If you (and your survivor) continue to receive payments after you have received your cost basis in the contract, all amounts will be taxable.

IN-SERVICE WITHDRAWALS. Some plans allow in-service withdrawals of after-tax contributions. The portion of each withdrawal attributable to cost basis is not taxable. The portion of each withdrawal attributable to earnings is taxable. Withdrawals are taxable only after they exceed your cost basis if (a) they are attributable to your pre-January 1, 1987 contributions under (b) plans that permitted those withdrawals as of May 5, 1986. In addition, 20% mandatory Federal income tax withholding may also apply.

PREMATURE DISTRIBUTIONS. You may be liable for an additional 10% penalty tax on all taxable amounts distributed before age 59 1/2 unless the distribution falls within a specified exception or is rolled over into an IRA or other eligible retirement plan.

The exceptions to the penalty tax include (a) distributions made on account of your death or disability, (b) distributions beginning after separation from service in the form of a life annuity or installments over your life expectancy (or the joint lives or life expectancies of you and your beneficiary),
(c) distributions due to separation from active service after age 55 and
(d) distributions you use to pay deductible medical expenses. See IRS Form 5329 for more information on the additional 10% tax penalty.


WITHHOLDING. In almost all cases, 20% mandatory income tax withholding will apply to all "eligible rollover distributions" that are not directly rolled over to a qualified plan, 403(b) plan, governmental employer 457 plan or traditional IRA. If a distribution is not an eligible rollover distribution, the recipient may elect out of withholding. The rate of withholding depends on the type of distribution. See "Eligible rollover distributions and federal income tax withholding" in the SAI. Under the IRS Pre-Approved Plan, we will withhold the tax and send you the remaining amount. Under an individually designed plan, we will pay the full amount of the distribution to the plan's trustee. The trustee is then responsible for withholding Federal income tax upon distributions to you or your beneficiary.


IMPACT OF TAXES TO AXA EQUITABLE

Under existing federal income tax law, no taxes are payable on investment income and capital gains of the Funds that are applied to increase the reserves under the contracts. Accordingly, AXA Equitable does not anticipate that it will incur any federal income tax liability attributable to income allocated to the variable annuity contracts participating in the Funds and it does not currently impose a charge for federal income tax on this income when it computes unit values for the Funds. If changes in federal tax laws or interpretations thereof would result in AXA Equitable being taxed, then AXA Equitable may impose a charge against the Funds (on some or all contracts) to provide for payment of such taxes.

AXA Equitable is entitled to certain tax benefits related to the investment of company assets, including assets of the separate accounts. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since AXA Equitable is the owner of the assets from which tax benefits may be derived.

                                TAX INFORMATION

7. More information

--------------------------------------------------------------------------------

ABOUT PROGRAM CHANGES OR TERMINATIONS

AMENDMENTS. The contract has been amended in the past and we and the Trustees may agree to amendments in the future. No future change can affect annuity benefits in the course of payment. If certain conditions are met, we may:
(1) terminate the offer of any of the investment options and (2) offer new investment options with different terms.

TERMINATION. We may terminate the contract at any time. If the contract is terminated, we will not accept any further contributions. We will continue to hold amounts allocated to the Guaranteed Rate Accounts until maturity. Amounts already invested in the investment options may remain in the Program and you may also elect payment of benefits through us.

ASSIGNMENT. You may not assign your rights or obligations under the contract without AXA Equitable's prior written consent. AXA Equitable may not assign its rights or obligations under the contract without your prior written consent, except that AXA Equitable will not require your written consent to assign the contract to a corporation in which it has a direct or indirect ownership interest, provided that AXA Equitable remains liable for the failure of that corporation to perform its obligations.

IRS DISQUALIFICATION

If your plan is found not to qualify under the Internal Revenue Code, we may:
(1) return the plan's assets to the employer (in our capacity as the plan administrator) or (2) prevent plan participants from investing in the separate accounts.

ABOUT THE SEPARATE ACCOUNTS

Each Fund is one, or part of one, of our separate accounts. We established the separate accounts under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our investment funds for owners of our variable annuity contracts, including our contracts. The results of each separate account's operations are accounted for without regard to AXA Equitable's, or any other separate account's, operating results. We are the legal owner of all of the assets in the separate accounts and may withdraw any amounts we have in the separate accounts that exceed our reserves and other liabilities under variable annuity contracts. The amount of some of our obligations is based on the assets in the separate accounts. However, the obligations themselves are obligations of AXA Equitable. We reserve the right to take certain actions in connection with our operations and the operations of the investment funds as permitted by applicable law. If necessary, we will seek approval by participants in the Program.

The separate accounts that we call the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth, and AllianceBernstein Balanced Funds commenced operations in 1968, 1969, and 1979 respectively. Separate Account
No. 66, which holds the other Funds offered under the contract, was established in 1997. Because of exclusionary provisions, none of the Funds are subject to regulation under the Investment Company Act of 1940. Separate Account No. 66, however, purchases Class IA shares and Class IB/B shares of the Trusts. The Trusts are registered as open-end management investment companies under the 1940 Act. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

ABOUT THE GENERAL ACCOUNT

Our general obligations and any guaranteed benefits under the contract, including those that apply to the Guaranteed Rate Accounts and Money Market Guarantee, are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular policy or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Funds.

The general account is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in the separate accounts nor would any of these proceedings be likely to have a material adverse effect upon the separate accounts, our ability to meet our obligations under the Program, or the distribution of group annuity contract interests under the Program.

                               MORE INFORMATION

FINANCIAL STATEMENTS

The financial statements of Separate Accounts 3, 4, 10, and 66, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The SAI is available free of charge. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. You may request the SAI by writing to our Processing Office or calling 1-800-526-2701.

ABOUT THE TRUSTEE


As trustee, Reliance Trust Company serves as a party to the contract. It has no responsibility for the administration of the Program or for any distributions or duties under the contract.


DISTRIBUTION OF THE CONTRACTS

AXA Equitable performs all marketing and service functions under the contract. No sales commissions are paid with respect to units of interest in any of the separate accounts available under the contract; however, incentive compensation is paid to AXA Equitable employees performing these functions, based upon sales and the amount of first year plan contributions, as discussed in the SAI. The offering of the units is continuous.

REPORTS WE PROVIDE AND AVAILABLE INFORMATION

We send reports annually to employers showing the aggregate account balances of all participants and information necessary to complete annual IRS filings.


The registration statement, including this prospectus and the SAI, can be obtained from the SEC's website at www.sec.gov.


ACCEPTANCE

The employer or plan sponsor, as the case may be: (1) is solely responsible for determining whether the Program is a suitable funding vehicle and (2) should carefully read the prospectus and other materials before entering into an Adoption Agreement.

                               MORE INFORMATION

Appendix I: Condensed financial information

--------------------------------------------------------------------------------


These selected per unit data and ratios for the years ended December 31, 2004 through December 31, 2013 have been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The financial statements of each of the Funds as well as the consolidated financial statements of AXA Equitable are contained in the SAI. Information is provided for the period that each Fund has been available under the Program, but not longer than ten years.


SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

ALLIANCEBERNSTEIN MID CAP GROWTH FUND -- INCOME, EXPENSES AND CAPITAL CHANGES PER UNIT OUTSTANDING THROUGHOUT THE YEARS INDICATED AND OTHER SUPPLEMENTARY DATA


-------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                    -----------------------------------------------------------------------------------------
                         2013     2012    2011    2010     2009      2008     2007     2006     2005     2004
-------------------------------------------------------------------------------------------------------------
Income              $  0.38   $ 0.32   $ 0.61  $ 0.83  $ 0.23   $  0.10   $ 0.13   $ 0.23   $ 0.06   $ 0.06
Expenses
  (Note A)            (0.64)   (0.52)   (0.52)  (0.35)  (0.34)    (0.90)   (1.03)   (0.97)   (0.91)   (0.88)
-----------------------------------------------------------------------------------------------------------
Net
  investment
  gain
  (loss)              (0.26)   (0.20)    0.09    0.48   (0.11)    (0.80)   (0.90)   (0.74)   (0.85)   (0.82)
Net
  realized
  and
  unrealized
  gain
  (loss)
  on
  investments
  (Note B)            26.16     9.27     1.57   16.73   16.29    (27.53)    7.13     1.00     3.93     8.95
-----------------------------------------------------------------------------------------------------------
Net
  increase
  (decrease)
  in
  AllianceBernstein
  Mid Cap
  Growth
  Fund
  Unit
  Value               25.90     9.07     1.66   17.21   16.18    (28.33)    6.23     0.26     3.08     8.13

  AllianceBernstein
  Mid Cap
  Growth
  Fund
  Unit
  Value
  (Note
  C):
Beginning
  of year             77.96    68.89    67.23   50.02   33.84     62.17    55.94    55.68    52.60    44.47
-----------------------------------------------------------------------------------------------------------
End of
  year              $103.86   $77.96   $68.89  $67.23  $50.02   $ 33.84   $62.17   $55.94   $55.68   $52.60
===========================================================================================================
Ratio of
  expenses
  to
  average
  net
  assets
  attributable
  to the
  Program              0.70%    0.69%    0.73%   0.67%   0.87%     1.80%    1.72%    1.73%    1.80%    1.88%
Ratio of
  net
  investment
  income
  (loss)
  to
  average
  net
  assets
  attributable
  to the
  Program             (0.29)%  (0.26)%   0.13%   0.87%  (0.27)%   (1.60)%  (1.50)%  (1.33)%  (1.69)%  (1.74)%
Number of
  AllianceBernstein
  Mid Cap
  Growth
  Fund
  Units
  outstanding
  at end
  of year
  (000's)               246      274      288     327     321       338      353      390      406      448
Portfolio
  turnover
  rate
  (Note D)              137%     131%     137%    151%    217%      129%     111%     120%     102%     134%
===========================================================================================================

See notes following these tables.

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

ALLIANCEBERNSTEIN GROWTH EQUITY FUND -- INCOME, EXPENSES AND CAPITAL CHANGES
PER UNIT OUTSTANDING THROUGHOUT THE YEARS INDICATED AND OTHER SUPPLEMENTARY DATA


----------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                       -----------------------------------------------------------------------------------------------
                         2013     2012     2011     2010     2009      2008      2007      2006      2005      2004
----------------------------------------------------------------------------------------------------------------------
Income                 $  7.69  $  7.04  $  5.21  $  5.81  $  3.88  $   2.12   $  2.28   $  2.13   $  1.34   $  1.20
Expenses
  (Note A)               (1.91)   (1.28)   (1.31)   (1.05)   (1.08)    (4.46)    (5.21)    (4.68)    (4.61)    (4.47)
--------------------------------------------------------------------------------------------------------------------
Net
  investment
  income
  (loss)                  5.78     5.76     3.90     4.76     2.80     (2.34)    (2.93)    (2.55)    (3.27)    (3.27)
Net
  realized
  and
  unrealized
  gain
  (loss)
  on
  investments (Note B)  122.90    46.96     7.02    43.77    74.65   (147.82)    41.45     (2.44)    34.69     38.55
--------------------------------------------------------------------------------------------------------------------
Net
  increase
  (decrease)
  in
  AllianceBernstein
  Growth
  Equity
  Fund
  Unit
  Value                 128.68    52.72    10.92    48.53    77.45   (150.16)    38.52     (4.99)    31.42     35.28

  AllianceBernstein
  Growth
  Equity
  Fund
  Unit
  Value
  (Note
  C):
Beginning
  of year               390.71   337.99   327.07   278.54   201.09    351.25    312.73    317.72    286.30    251.02
--------------------------------------------------------------------------------------------------------------------
End of
  year                 $519.39  $390.71  $337.99  $327.07  $278.54  $ 201.09   $351.25   $312.73   $317.72   $286.30
====================================================================================================================
Ratio of
  expenses
  to
  average
  net
  assets
  attributable
  to the
  Program                 0.42%    0.33%    0.38%    0.37%    0.47%     1.57%     1.56%     1.52%     1.59%     1.69%
Ratio of
  net
  income
  (loss)
  to
  average
  net
  assets
  attributable
  to the
  Program                 1.29%    1.54%    1.14%    1.67%    1.23%    (0.83)%   (0.88)%   (0.83)%   (1.13)%   (1.24)%
Number of
  AllianceBernstein
  Growth
  Equity
  Fund
  Units
  outstanding
  at end
  of year
  (000's)                   69       77       80       90      100       103       111       125       141       147
Portfolio
  turnover
  rate (Note
  D)                        17%      21%      19%      30%     118%      106%       60%       55%       49%       60%
====================================================================================================================

See notes following these tables.

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

ALLIANCEBERNSTEIN BALANCED FUND -- INCOME, EXPENSES AND CAPITAL CHANGES PER UNIT OUTSTANDING THROUGHOUT THE YEARS INDICATED AND OTHER SUPPLEMENTARY DATA


------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                              --------------------------------------------------------------------------------
                                               2013    2012    2011    2010    2009     2008    2007    2006    2005    2004
------------------------------------------------------------------------------------------------------------------------------
Income                                        $ 1.56  $ 1.57  $ 1.50  $ 1.76  $ 1.41  $  1.88  $ 1.82  $ 1.48  $ 1.17  $ 0.94
Expenses (Note A)                              (0.45)  (0.38)  (0.33)  (0.28)  (0.22)   (0.80)  (0.97)  (0.91)  (0.82)  (0.78)
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                           1.11    1.19    1.17    1.48    1.19     1.08    0.85    0.57    0.35    0.16
Net realized and unrealized gain (loss) on
  investments (Note B)                          8.15    5.51   (1.42)   3.25    7.95   (17.08)   1.21    3.77    2.02    2.94
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in AllianceBernstein
  Balanced Fund Unit Value                      9.26    6.70   (0.25)   4.73    9.14   (16.00)   2.06    4.34    2.37    3.10
AllianceBernstein Balanced Fund Unit Value
  (Note C):
Beginning of year                              58.02   51.32   51.57   46.84   37.70    53.70   51.64   47.30   44.93   41.83
-----------------------------------------------------------------------------------------------------------------------------
End of year                                   $67.28  $58.02  $51.32  $51.57  $46.84  $ 37.70  $53.70  $51.64  $47.30  $44.93
=============================================================================================================================
Ratio of expenses to average net assets
  attributable to the Program                   0.71%   0.71%   0.63%   0.60%   0.55%    1.69%   1.80%   1.87%   1.81%   1.83%
Ratio of net investment income to average
  net assets attributable to the Program        1.79%   2.18%   2.22%   3.11%   2.92%    2.29%   1.60%   1.16%   0.76%   0.36%
Number of AllianceBernstein Balanced Fund
  Units outstanding at end of year (000's)       431     481     479     535     573      596     677     692     748     761
Portfolio turnover rate (Note D)                 111%     94%     84%     83%     94%      61%    105%    146%    211%    283%
=============================================================================================================================

A. Enrollment fees are not included above and did not affect the AllianceBernstein Growth Equity Fund, AllianceBernstein Mid Cap Growth Fund or AllianceBernstein Balanced Fund unit values. Enrollment fees were generally deducted from contributions to the Program.
B. See Note 2 to Financial Statements of Separate Accounts No. 3 (Pooled), 4 (Pooled) and 10 (Pooled), which can be found in the SAI.
C. The value for an AllianceBernstein Growth Equity Fund unit was established at $10.00 on January 1, 1968 under the National Association of Realtors Members Retirement Program (NAR Program). The NAR Program was merged into the Members Retirement Program on December 27, 1984. The values for an AllianceBernstein Mid Cap Growth Fund and an AllianceBernstein Balanced Fund unit were established at $10.00 on May 1, 1985, the date on which the Funds were first made available under the Program.
D. The portfolio turnover rate includes all long-term U.S. Government securities, but excludes all short-term U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less. Represents the annual portfolio turnover rate for the entire separate account.

Income, expenses, gains and losses shown above pertain only to participants' accumulations attributable to the Program. Other plans also participate in the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds and may have operating results and other supplementary data different from those shown above.

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

SEPARATE ACCOUNT NO. 66 UNIT VALUES

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR THESE FUNDS AT YEAR END FOR EACH VARIABLE INVESTMENT FUND, EXCEPT FOR THOSE FUNDS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2013.



------------------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEAR ENDING DECEMBER 31,
                                         --------------------------------------------------------------------- INCEPTION
                                          2004   2005   2006   2007   2008   2009   2010   2011   2012   2013    DATE
---------------------------------------------------------------------------------------------------------------
 ALL ASSET AGGRESSIVE-ALT 25
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --     --     --     --     --     --     -- $10.03 $11.84 11/15/12
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     --     --     --     --     --     --     --      1
------------------------------------------------------------------------------------------------------------------------
 ALL ASSET GROWTH-ALT 20
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --     --     --     --     --     --     -- $10.05 $11.46 11/15/12
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     --     --     --     --     --     --      6     --
------------------------------------------------------------------------------------------------------------------------
 ALL ASSET MODERATE GROWTH-ALT 15
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --     --     --     --     --     --     -- $10.02 $11.13 11/15/12
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     --     --     --     --     --     --     --     --
------------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --     -- $10.02 $ 6.03 $ 7.67 $ 8.68 $ 8.03 $ 9.16 $11.58   5/1/07
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     --     45     81    169    234    243    192    203
------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --     -- $10.27 $ 9.05 $ 9.93 $10.66 $10.86 $11.35 $11.84   5/1/07
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     --     20     67     87    104    147    157    131
------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --     -- $10.21 $ 8.14 $ 9.31 $10.16 $10.08 $10.83 $11.93   7/6/07
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     --     26     61     59     65     66     81    104
------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --     -- $10.17 $ 7.60 $ 8.89 $ 9.77 $ 9.54 $10.38 $11.73   7/6/07
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     --     24    284    740  1,066  1,229  1,377  1,486
------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --     -- $10.09 $ 6.81 $ 8.30 $ 9.26 $ 8.80 $ 9.82 $11.76   7/6/07
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     --      6     28     81    190    160     78     88
------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --     --     --     --     --     --     -- $10.04 $13.87 11/15/12
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     --     --     --     --     --     --     --     12
------------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --     --     --     --     --     --     -- $ 9.98 $13.15 11/15/12
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     --     --     --     --     --     --      8     18
------------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
------------------------------------------------------------------------------------------------------------------------
   Unit Value                            $ 7.57 $ 8.14 $ 8.48 $ 9.41 $ 5.10 $ 6.67 $ 7.51 $ 7.53 $ 8.79 $11.80   5/1/00
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      135    156    169    175    208    249    272    251    275    242
------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $15.44 $16.19 $17.96 $18.06 $10.79 $14.18 $16.42 $17.07 $20.04 $26.40 11/22/02
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      365    371    362    451    409    385    339    341    329    279
------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 7.97 $ 8.23 $ 9.37 $ 9.73 $ 6.04 $ 7.60 $ 8.69 $ 8.82 $10.16 $13.36  10/6/00
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,658  1,768  1,844  1,846  1,811  2,024  1,954  1,828  1,759  1,700
------------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR THESE FUNDS AT YEAR END FOR EACH VARIABLE INVESTMENT FUND, EXCEPT FOR THOSE FUNDS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2013. (CONTINUED)



------------------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEAR ENDING DECEMBER 31,
                                         --------------------------------------------------------------------- INCEPTION
                                          2004   2005   2006   2007   2008   2009   2010   2011   2012   2013    DATE
---------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --     --     --     --     --     --     -- $10.14 $11.25 11/15/12
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     --     --     --     --     --     --     --     16
------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     -- $10.90 $11.78 $ 8.08 $11.43 $15.16 $14.63 $17.24 $23.97   5/1/06
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     16     47     74    110    171    181    182    148
------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     -- $11.75 $16.51 $ 6.96 $10.45 $11.65 $10.21 $11.95 $14.37   5/1/06
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     42    151    168    205    186    158    161    133
------------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $10.22 $10.23 $10.44 $11.04 $11.32 $11.06 $11.53 $12.14 $12.26 $12.05 11/22/02
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      171    222    232    262    303    284    279    349    396    321
------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.90 $11.46 $13.52 $15.41 $ 8.41 $11.38 $12.43 $10.32 $12.01 $14.10  5/18/01
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       92    160    260    291    273    307    259    239    230    209
------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $16.95 $19.36 $23.73 $26.30 $12.85 $16.37 $17.27 $15.20 $17.67 $21.46 11/22/02
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      822    871    919    880    807    788    723    656    613    563
------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --     --     --     --     --     --     -- $ 9.72 $12.88 11/15/12
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     --     --     --     --     --     --     --      9
------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 4.77 $ 5.14 $ 5.49 $ 6.28 $ 3.83 $ 5.17 $ 5.92 $ 5.70 $ 6.49 $ 8.78   5/1/00
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      362    434    446    510    547    641    655    639    593    456
------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $12.20 $12.72 $15.27 $14.42 $ 8.09 $ 9.74 $10.98 $10.42 $12.07 $15.99  5/18/01
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      584    636    697    714    653    687    645    605    615    561
------------------------------------------------------------------------------------------------------------------------
 EQ/MFS INTERNATIONAL GROWTH
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --     --     --     --     --     --     -- $10.41 $11.83 11/15/12
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     --     --     --     --     --     --      3     32
------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --     --     --     --     --     --     -- $10.27 $13.61 11/15/12
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     --     --     --     --     --     --      2     13
------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $12.90 $14.20 $15.80 $15.39 $ 9.20 $12.50 $15.31 $13.86 $16.44 $21.88   8/1/97
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      513    715    663    638    580    583    481    454    439    395
------------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --     --     --     -- $10.00 $10.00 $10.00 $10.00 $10.00   1/1/09
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     --     --     --    624    980  1,447  1,584  1,416
------------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR THESE FUNDS AT YEAR END FOR EACH VARIABLE INVESTMENT FUND, EXCEPT FOR THOSE FUNDS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2013. (CONTINUED)



------------------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEAR ENDING DECEMBER 31,
                                         --------------------------------------------------------------------- INCEPTION
                                          2004   2005   2006   2007   2008   2009   2010   2011   2012   2013    DATE
---------------------------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --     --     --     --     --     --     -- $10.13 $14.03 11/15/12
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     --     --     --     --     --     --     --      2
------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     -- $10.23 $11.27 $10.71 $11.56 $11.66 $11.64 $11.81 $11.82   5/1/06
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --      8     32    119    160    185    189    207    233
------------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $12.99 $13.38 $15.59 $15.14 $ 9.87 $12.45 $15.66 $15.03 $17.37 $23.86  5/18/01
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      219    237    312    307    284    289    299    255    256    246
------------------------------------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --     --     --     --     --     --     -- $ 9.76 $13.46 11/15/12
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     --     --     --     --     --     --      2     12
------------------------------------------------------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --     --     --     --     --     --     -- $ 9.85 $13.70 11/15/12
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     --     --     --     --     --     --      4     19
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --     --     --     --     --     --     -- $10.03 $ 9.79 11/15/12
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     --     --     --     --     --     --     50     80
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --     --     -- $ 7.72 $ 8.47 $ 9.03 $ 9.49 $ 9.99 $ 9.90  5/18/01
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     --     --      4     51    101    115    127     84
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $10.85 $11.94 $12.67 $14.82 $ 7.76 $12.30 $14.48 $13.78 $15.63 $21.18  5/14/04
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      115    147    157    172    177    223    235    214    219    182
------------------------------------------------------------------------------------------------------------------------
 TARGET 2015 ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --     -- $10.15 $ 6.98 $ 8.40 $ 9.30 $ 9.04 $10.02 $11.43   5/1/07
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     --     44    113    168    218    178    183    204
------------------------------------------------------------------------------------------------------------------------
 TARGET 2025 ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --     -- $10.14 $ 6.52 $ 8.03 $ 8.99 $ 8.64 $ 9.75 $11.60   5/1/07
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     --     12    123    155    230    230    206    213
------------------------------------------------------------------------------------------------------------------------
 TARGET 2035 ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --     -- $10.12 $ 6.20 $ 7.79 $ 8.78 $ 8.37 $ 9.55 $11.68   5/1/07
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     --      6     15     31     46     57     90    116
------------------------------------------------------------------------------------------------------------------------
 TARGET 2045 ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --     -- $10.11 $ 5.87 $ 7.50 $ 8.49 $ 8.02 $ 9.26 $11.59   5/1/07
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     --      2     12     31     38     47     60     92
------------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                                               PAGE

Who is AXA Equitable?                                                                            2

Funding of the Program                                                                           2

Your responsibilities as employer                                                                2

Procedures for withdrawals, distributions and transfers                                          2

Provisions of the IRS Pre-Approved Plan                                                          4

Investment restrictions and certain investment techniques applicable to the AllianceBernstein    7
Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds

Portfolio holdings policy for the Pooled Separate Accounts                                       8

Fund transactions                                                                                8

Investment management and accounting fee                                                         9

Portfolio managers' information (AllianceBernstein Growth Equity Fund, AllianceBernstein        10
Mid Cap Growth Fund and AllianceBernstein Balanced Fund)

Investment professional conflict of interest disclosure                                         13

Portfolio manager compensation                                                                  13

Distribution of the contracts                                                                   14

Custodian and independent registered public accounting firm                                     14

Our management                                                                                  15

Financial statements index                                                                      20

Financial statements                                                                           FSA-1


CLIP AND MAIL TO US TO RECEIVE A STATEMENT OF ADDITIONAL INFORMATION

To: The Members Retirement Program
   P.O. Box 4875
   Syracuse, NY 13221


----------------------------------------------------------------------------------
Please send me a copy of the Statement of Additional Information for the Members Retirement Program prospectus dated May 1, 2014.
----------------------------------------------------------------------------------
Name
----------------------------------------------------------------------------------
Address
----------------------------------------------------------------------------------
City                                                                   State  Zip


Copyright 2014 by AXA Equitable Life Insurance Company. All rights reserved.

         Supplement dated May 1, 2014 to Prospectus dated May 1, 2014


--------------------------------------------------------------------------------

                          MEMBERS RETIREMENT PROGRAMS

                          funded under contracts with
                     AXA EQUITABLE LIFE INSURANCE COMPANY
             1290 Avenue of the Americas, New York, New York 10104
                       Toll-Free Telephone 800-223-5790

                              -------------------

                           VARIABLE ANNUITY BENEFITS

                              -------------------

          This Prospectus Supplement should be read and retained for future reference by Participants in the Members Retirement
                     Programs who are considering variable
                  annuity payment benefits after retirement.
               Both the Prospectus and statement of additional
               information are hereby incorporated by reference.

               This Prospectus Supplement is not authorized for
                distribution unless accompanied or preceded by

                   the Prospectus dated May 1, 2014 for the

                    appropriate Members Retirement Program.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS: ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                              RETIREMENT BENEFITS

When you become eligible to receive benefits under a Members Retirement Program, you may select one or more of the following forms of distribution, which are available in variable or fixed form. The law requires that if the value of your Account Balance is more than $5,000, you must receive a Qualified Joint and Survivor Annuity unless your Spouse consents to a different election.

Life Annuity -- annuity providing monthly payments for your life. No payments will be made after your death, even if you have received only one payment.

Life Annuity Period Certain -- an annuity providing monthly payments for your life or, if longer, a specified period of time. If you die before the end of that specified period, payments will continue to your beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years; the longer the specified period, the smaller the monthly payments will be.

Joint and Survivor Annuity -- Period Certain -- an annuity providing monthly payments for your life and that of your beneficiary or, if longer, a specified period of time. If you and your beneficiary both die before the end of the specified period, payments will continue to your contingent beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years; the longer the specified period, the smaller the monthly payments will be.

How Annuity Payments are Made

When your distribution of benefits under an annuity begins, your Units in the Funds are redeemed. Part or all of the proceeds, plus part or all of your Account Balance in the General Account Options, may be used to purchase an annuity. The minimum amount that can be used to purchase any type of annuity is $5,000. Applicable premium taxes will be deducted.

Annuity payments may be fixed or variable.

   FIXED ANNUITY PAYMENTS. Fixed annuity payments are determined from our annuity rate tables in effect at the time the first annuity payment is made. The minimum amount of the fixed payments is determined from tables in our contract with the Trustees, which show the amount of proceeds necessary to purchase each $1 of monthly annuity payments (after deduction of any applicable taxes and the annuity administrative charge). These tables are designed to determine the amounts required to pay for the annuity selected, taking into account our administrative and investment expenses and mortality and expense risks. The size of your payment will depend upon the form of annuity chosen, your age and the age of your beneficiary if you select a joint and survivor annuity. If our current group annuity rates for payment of proceeds would produce a larger payment, those rates will apply instead of the minimums in the contract tables. If we give any group pension client with a qualified plan a better annuity rate than those currently available for the Program, we will also make those rates available to Program participants. Under our contract with the Trustees, we may change the tables but not more frequently than once every five years. Fixed annuity payments will not fluctuate during the payment period.

   VARIABLE ANNUITY PAYMENTS. Variable annuity payments are funded through our Separate Account No. 4 (Pooled) (the "Fund"), through the purchase of Annuity Units. The number of Annuity Units purchased is equal to the amount of the first annuity payment divided by the Annuity Unit Value for the due date of the first annuity payment. The amount of the first annuity payment is determined in the same manner for a variable annuity as it is for a fixed annuity. The number of Annuity Units stays the same throughout the payment period for the variable annuity but the Annuity Unit Value changes to reflect the investment income and the realized and unrealized capital gains and losses of the Fund, after adjustment for an assumed base rate of return of 5-3/4%, described below.

The amounts of variable annuity payments are determined as follows: Payments normally start as of the first day of the second calendar month following our receipt of the proper forms. The first two monthly payments are the same.

Payments after the first two will vary according to the investment performance of the Fund. Each monthly payment will be calculated by multiplying the number of Annuity Units credited to you by the Annuity Unit Value for the first business day of the calendar month before the due date of the payment.

The Annuity Unit Value was set at $1.1553 as of July 1, 1969, the first day that Separate Account No. 4 (Pooled) was operational. For any month after that date, it is the Annuity Unit Value for the preceding month multiplied by the change factor for the current month. The change factor gives effect to the assumed annual base rate of return of 5.75% and to the actual investment experience of the Fund.

Because of the adjustment for the assumed base rate of return, the Annuity Unit Value rises and falls depending on whether the actual rate of investment return is higher or lower than 5-3/4%.

Illustration of Changes in Annuity Payments. To show how we determine variable annuity payments from month to month, assume that the amount you applied to purchase an annuity is enough to fund an annuity with a monthly payment of $363 and that the Annuity Unit Value for the due date of the first annuity payment is $1.05. The number of annuity units credited under your certificate would be
345.71 (363 divided by 1.05 = 345.71). If the third monthly payment is due on March 1, and the Annuity Unit Value for February was $1.10, the annuity payment for March would be the number of units (345.71) times the Annuity Unit Value ($1.10), or $380.28. If the Annuity Unit Value was $1.00 on March 1, the annuity payment for April would be 345.71 times $1.00 or $345.71.

Summary of Annuity Unit Values for the Fund

This table shows the Annuity Unit Values with an assumed base rate of return of 5.75%.


                 First Business Day of                                     Annuity Unit Value
                   ---------------------                                   ------------------
                       October 1988                                             $ 3.5444
                       October 1989                                             $ 4.8357
                       October 1990                                             $ 3.8569
                       October 1991                                             $ 5.4677
                       October 1992                                             $ 5.1818
                       October 1993                                             $ 6.3886
                       October 1994                                             $ 6.1563
                       October 1995                                             $ 7.4970
                       October 1996                                             $ 8.0828
                       October 1997                                             $11.0300
                       October 1998                                             $ 7.5963
                       October 1999                                             $ 9.8568
                       October 2000                                             $10.6810
                       October 2001                                             $ 7.3761
                       October 2002                                             $ 5.3455
                       October 2003                                             $ 6.3322
                       October 2004                                             $ 6.7242
                       October 2005                                             $ 7.4953
                       October 2006                                             $ 6.9450
                       October 2007                                             $ 7.9366
                       October 2008                                             $ 6.4923
                       October 2009                                             $ 5.1077
                       October 2010                                             $ 5.3931
                       October 2011                                             $6.09800
                       October 2012                                             $ 6.9849
                       October 2013                                             $ 7.7367


                                   THE FUND

The Fund (Separate Account No. 4 (Pooled)) was established pursuant to the Insurance law of the State of New York in 1969. It is an investment account used to fund benefits under group annuity contracts and other agreements for tax-deferred retirement programs administered by us.


For a full description of the Fund, its investment policies, the risks of an investment in the Fund and information relating to the valuation of Fund assets, see the description of the Fund in our May 1, 2014 prospectus and the Statement of Additional Information.


                              INVESTMENT MANAGER

AXA Equitable's Board of Directors has delegated responsibility to a committee to authorize or approve investments in the Fund. That committee may exercise its investment authority directly or it may delegate it, in whole or in part, to a third part investment advisor. The committee has delegated responsibility to AllianceBernstein L.P. ("AllianceBernstein") to manage the Fund. Subject to that committee's broad supervisory authority, AllianceBernstein's investment officers and managers have complete discretion over the assets of the Fund and have been given discretion as to sales and, within specified limits, purchases of stocks, other equity securities and certain debt securities. When an investment opportunity arises that is consistent with the objectives of more than one account, investment opportunities are allocated among accounts in an impartial manner based on certain factors such as investment objective and current investment and cash positions.

AllianceBernstein is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. We are the majority-owners of AllianceBernstein, a limited partnership. AllianceBernstein acts as investment adviser to various separate accounts and general accounts of AXA Equitable and other affiliated insurance companies. AllianceBernstein also provides investment management and advisory services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.


As of December 31, 2013, AllianceBernstein had total assets under management of $451 billion. AllianceBernstein's main office is located at 1345 Avenue of the Americas, New York, New York 10105.


Fund Transactions


The Fund is charged for securities brokers commissions, transfer taxes and other fees relating to securities transactions. Transactions in equity securities for the Fund are executed primarily through brokers which are selected by AllianceBernstein/AXA Equitable and receive commissions paid by the Fund. For 2013, 2012 and 2011, the Fund paid $1,437, $1,089 and $813, respectively, in brokerage commissions. For a full description of our policies relating to the selection of brokers, see the description of the Fund in our May 1, 2014 Statement of Additional Information.

                             FINANCIAL STATEMENTS

The financial statements of the Fund reflect applicable fees, charges and other expenses under the Members Retirement Programs as in effect during the periods covered, as well as the charges against the account made in accordance with the terms of all other contracts participating in the account.


Separate Account No. 4 (Pooled):                                           Page

Report of Independent Registered Public                                    FSA-1
  Accounting Firm

   Statement of Assets and Liabilities,                                    FSA-2
     December 31, 2013

   Statement of Operations for the Year                                    FSA-3
     Ended December 31, 2013

   Statements of Changes in Net Assets                                     FSA-4
     for the Years Ended December 31,
     2013 and 2012

   Portfolio of Investments                                                FSA-5
     December 31, 2013

   Notes to Financial Statements                                          FSA-13

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account No. 4 of AXA Equitable Life Insurance Company:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Separate Account No. 4 (Pooled) of AXA Equitable Life Insurance Company (''AXA Equitable'') at December 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 21, 2014

                                     FSA-1

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2013

ASSETS:
Investments (Notes 2 and 3):
  Common stocks -- at value (cost: $50,060,578)............... $86,779,646
  Short-term securities -- at value (amortized cost: 635,878).     635,878
Cash..........................................................     103,584
Interest and dividends receivable.............................      89,367
Fees receivable from Contractowners...........................       2,433
Variation Margin Due from Broker..............................       1,380
                                                               -----------
   Total assets...............................................  87,612,288
                                                               -----------

LIABILITIES:
Payable for investments securities purchased..................       3,927
Due to AXA Equitable's General Account........................     330,275
Accrued custody and bank fees.................................       8,951
Administrative fees payable...................................      27,594
Asset management fee payable..................................      16,637
Accrued expenses..............................................      65,965
                                                               -----------
   Total liabilities..........................................     453,349
                                                               -----------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION.. $87,158,939
                                                               ===========
Amount retained by AXA Equitable in Separate Account No. 4.... $ 4,461,074
Net assets attributable to contractowners.....................  46,640,457
Net assets allocated to contracts in payout period............  36,057,408
                                                               -----------
NET ASSETS.................................................... $87,158,939
                                                               ===========

               UNITS OUTSTANDING UNIT VALUES
               ----------------- -----------
Institutional.       3,248       $14,372.16
RIA...........       2,473         1,330.14
MRP...........      68,786           519.39
EPP...........       1,064         1,380.15

-----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-2

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2013

INVESTMENT INCOME (NOTE 2):
  Dividends (net of foreign taxes withheld of $86).......................... $ 1,399,528
  Interest..................................................................         210
                                                                             -----------
   Total investment income..................................................   1,399,738
                                                                             -----------
  Other income..............................................................      26,645
                                                                             -----------
   Total income.............................................................   1,426,383
                                                                             -----------

EXPENSES (NOTE 6):
  Investment management fees................................................    (106,954)
  Custody and bank fees.....................................................     (35,022)
  Other operating expenses..................................................     (64,759)
                                                                             -----------
   Total expenses...........................................................    (206,735)
                                                                             -----------

NET INVESTMENT INCOME.......................................................   1,219,648
                                                                             -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FUTURES CONTRACTS (NOTE 2):
  Net realized gain from investments........................................   9,406,538
  Net realized gain on futures contracts....................................      95,778
  Change in unrealized appreciation of investments..........................  12,800,527
  Change in unrealized appreciation on futures contracts....................      17,978
                                                                             -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FUTURES CONTRACTS.......  22,320,821
                                                                             -----------

NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS....................... $23,540,469
                                                                             ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-3

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED        YEAR ENDED
                                                                                     DECEMBER 31, 2013 DECEMBER 31, 2012
                                                                                     ----------------- -----------------
INCREASE/(DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income.............................................................   $  1,219,648      $  1,271,557
  Net realized gain on investments and futures contracts............................      9,502,316         4,592,823
  Change in unrealized appreciation of investments and futures contracts............     12,818,505         4,709,966
                                                                                       ------------      ------------
   Net increase in net assets attributable to operations............................     23,540,469        10,574,346
                                                                                       ------------      ------------

FROM CONTRACTOWNER TRANSACTIONS:
  Contributions.....................................................................      4,559,918         6,717,271
  Withdrawals.......................................................................    (15,608,416)      (11,498,651)
  Asset management fees (Note 6)....................................................        (56,135)          (51,511)
  Administrative fees (Note 6)......................................................       (357,118)         (344,018)
                                                                                       ------------      ------------
   Net decrease in net assets attributable to contractowner transactions............    (11,461,751)       (5,176,909)
                                                                                       ------------      ------------
   Net increase in net assets attributable to AXA Equitable's transactions..........          6,017             6,549
                                                                                       ------------      ------------
INCREASE IN NET ASSETS..............................................................     12,084,735         5,403,986
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- BEGINNING OF PERIOD.     75,074,204        69,670,218
                                                                                       ------------      ------------

NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- END OF PERIOD.......   $ 87,158,939      $ 75,074,204
                                                                                       ============      ============

-----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-4

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2013

COMPANY                                               SHARES U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS -- 99.6%

INFORMATION TECHNOLOGY -- 27.0%

COMMUNICATIONS EQUIPMENT -- 1.6%
CommScope Holding Co., Inc./(a)/.....................    216   $    4,087
F5 Networks, Inc./(a)/...............................    700       63,602
Harris Corp..........................................    180       12,566
JDS Uniphase Corp./(a)/..............................  1,590       20,638
Juniper Networks, Inc./(a)/..........................    830       18,733
Motorola Solutions, Inc..............................  2,020      136,350
Palo Alto Networks, Inc./(a)/........................    260       14,942
QUALCOMM, Inc........................................ 15,440    1,146,420
Riverbed Technology, Inc./(a)/.......................  1,360       24,589
                                                               ----------
                                                                1,441,927
                                                               ----------
COMPUTERS & PERIPHERALS -- 4.8%
3D Systems Corp./(a)/................................    900       83,637
Apple, Inc...........................................  6,362    3,569,782
EMC Corp./MA.........................................  9,380      235,907
NCR Corp./(a)/.......................................  1,460       49,727
NetApp, Inc..........................................  3,020      124,243
SanDisk Corp.........................................    900       63,486
Stratasys Ltd./(a)/..................................    180       24,246
                                                               ----------
                                                                4,151,028
                                                               ----------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.3%
Amphenol Corp. -- Class A............................  1,430      127,527
CDW Corp./DE.........................................     41          958
Dolby Laboratories, Inc. -- Class A/(a)/.............    160        6,170
FLIR Systems, Inc....................................    880       26,488
IPG Photonics Corp./(a)/.............................    260       20,178
National Instruments Corp............................    850       27,217
Trimble Navigation Ltd./(a)/.........................  2,280       79,116
                                                               ----------
                                                                  287,654
                                                               ----------
INTERNET SOFTWARE & SERVICES -- 5.5%
Akamai Technologies, Inc./(a)/.......................  1,570       74,073
eBay, Inc./(a)/...................................... 11,580      635,626
Equinix, Inc./(a)/...................................    470       83,402
Facebook, Inc. -- Class A/(a)/....................... 15,250      833,565
Google, Inc. -- Class A/(a)/.........................  2,430    2,723,325
IAC/InterActiveCorp..................................    640       43,962
LinkedIn Corp. -- Class A/(a)/.......................    870      188,642
Pandora Media, Inc./(a)/.............................  1,224       32,558
Rackspace Hosting, Inc./(a)/.........................    980       38,347
Twitter, Inc./(a)/...................................    543       34,562
VeriSign, Inc./(a)/..................................  1,240       74,127
                                                               ----------
                                                                4,762,189
                                                               ----------
IT SERVICES -- 6.6%
Accenture PLC -- Class A.............................  5,760      473,587
Alliance Data Systems Corp./(a)/.....................    480      126,206
Automatic Data Processing, Inc.......................  4,320      349,099
Booz Allen Hamilton Holding Corp.....................    250        4,788
Broadridge Financial Solutions, Inc..................  1,080       42,682
Cognizant Technology Solutions Corp. -- Class A/(a)/.  2,710      273,656
DST Systems, Inc.....................................    250       22,685
Fidelity National Information Services, Inc..........    230       12,346
Fiserv, Inc./(a)/....................................  2,320      136,996
FleetCor Technologies, Inc./(a)/.....................    594       69,599
Gartner, Inc./(a)/...................................    850       60,393
Genpact Ltd./(a)/....................................  1,480       27,188

COMPANY                                   SHARES U.S. $ VALUE
-------------------------------------------------------------
IT SERVICES (CONTINUED)
Global Payments, Inc.....................    680   $   44,193
International Business Machines Corp.....  9,306    1,745,526
Jack Henry & Associates, Inc.............    750       44,408
Lender Processing Services, Inc..........    690       25,792
MasterCard, Inc. -- Class A..............  1,080      902,297
NeuStar, Inc. -- Class A/(a)/............    580       28,919
Paychex, Inc.............................  2,580      117,467
Teradata Corp./(a)/......................  1,450       65,960
Total System Services, Inc...............  1,100       36,608
Vantiv, Inc. -- Class A/(a)/.............    780       25,436
Visa, Inc. -- Class A....................  4,690    1,044,369
Western Union Co. (The) -- Class W.......  4,940       85,215
                                                   ----------
                                                    5,765,415
                                                   ----------
OFFICE ELECTRONICS -- 0.0%
Zebra Technologies Corp. -- Class A/(a)/.     20        1,082
                                                   ----------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.7%
Advanced Micro Devices, Inc./(a)/........  5,350       20,705
Altera Corp..............................    900       29,277
Analog Devices, Inc......................  1,100       56,023
Applied Materials, Inc...................  7,100      125,599
Atmel Corp./(a)/.........................  3,750       29,362
Avago Technologies Ltd...................  2,000      105,780
Broadcom Corp. -- Class A................  2,200       65,230
Cree, Inc./(a)/..........................  1,000       62,570
Freescale Semiconductor Ltd./(a)/........    200        3,210
Intel Corp...............................  2,850       73,986
Lam Research Corp./(a)/..................    350       19,058
Linear Technology Corp...................  2,050       93,377
LSI Corp.................................    550        6,061
Maxim Integrated Products, Inc...........  2,600       72,566
Microchip Technology, Inc................  1,750       78,312
ON Semiconductor Corp./(a)/..............  3,800       31,312
Silicon Laboratories, Inc./(a)/..........    250       10,828
Skyworks Solutions, Inc./(a)/............  1,350       38,556
Texas Instruments, Inc...................  9,900      434,709
Xilinx, Inc..............................  2,350      107,912
                                                   ----------
                                                    1,464,433
                                                   ----------
SOFTWARE -- 6.5%
Adobe Systems, Inc./(a)/.................  1,740      104,191
ANSYS, Inc./(a)/.........................    830       72,376
Autodesk, Inc./(a)/......................  1,570       79,018
Cadence Design Systems, Inc./(a)/........  2,520       35,330
Citrix Systems, Inc./(a)/................  1,670      105,628
Concur Technologies, Inc./(a)/...........    410       42,304
Electronic Arts, Inc./(a)/...............  2,050       47,027
FactSet Research Systems, Inc............    410       44,518
FireEye, Inc./(a)/.......................    117        5,102
Fortinet, Inc./(a)/......................  1,180       22,573
Informatica Corp./(a)/...................    950       39,425
Intuit, Inc..............................  2,670      203,774
MICROS Systems, Inc./(a)/................    110        6,311
Microsoft Corp./(b)/..................... 74,720    2,796,770
NetSuite, Inc./(a)/......................    330       33,997
Oracle Corp.............................. 31,740    1,214,372
Red Hat, Inc./(a)/.......................  1,660       93,026
Rovi Corp./(a)/..........................    100        1,969
Salesforce.com, Inc./(a)/................  5,260      290,299
ServiceNow, Inc./(a)/....................    707       39,599

                                     FSA-5

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2013

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------
SOFTWARE (CONTINUED)
SolarWinds, Inc./(a)/........................    560  $    21,185
Solera Holdings, Inc.........................    590       41,748
Splunk, Inc./(a)/............................    930       63,863
Symantec Corp................................  4,520      106,582
Tableau Software, Inc. -- Class A/(a)/.......    100        6,893
TIBCO Software, Inc./(a)/....................  1,450       32,596
VMware, Inc. -- Class A/(a)/.................    760       68,180
Workday, Inc. -- Class A/(a)/................    310       25,780
                                                      -----------
                                                        5,644,436
                                                      -----------
Total Information Technology                           23,518,164
                                                      -----------

CONSUMER DISCRETIONARY -- 19.9%

AUTO COMPONENTS -- 0.5%
Allison Transmission Holdings, Inc...........     50        1,381
BorgWarner, Inc..............................  2,100      117,411
Delphi Automotive PLC........................  2,800      168,364
Gentex Corp./MI..............................    650       21,443
Goodyear Tire & Rubber Co. (The).............  2,100       50,085
Lear Corp....................................    100        8,097
Visteon Corp./(a)/...........................    450       36,850
                                                      -----------
                                                          403,631
                                                      -----------
AUTOMOBILES -- 0.5%
Ford Motor Co................................ 12,050      185,931
Harley-Davidson, Inc.........................  1,950      135,018
Tesla Motors, Inc./(a)/......................    770      115,793
Thor Industries, Inc.........................    400       22,092
                                                      -----------
                                                          458,834
                                                      -----------
DISTRIBUTORS -- 0.2%
Genuine Parts Co.............................  1,330      110,643
LKQ Corp./(a)/...............................  2,670       87,843
                                                      -----------
                                                          198,486
                                                      -----------
DIVERSIFIED CONSUMER SERVICES -- 0.1%
H&R Block, Inc...............................  2,350       68,244
Service Corp. International/US...............  1,450       26,289
Weight Watchers International, Inc...........    100        3,293
                                                      -----------
                                                           97,826
                                                      -----------
HOTELS, RESTAURANTS & LEISURE -- 3.3%
Bally Technologies, Inc./(a)/................    350       27,458
Brinker International, Inc...................    500       23,170
Burger King Worldwide, Inc...................    800       18,288
Chipotle Mexican Grill, Inc. -- Class A/(a)/.    300      159,834
Choice Hotels International, Inc.............     50        2,456
Darden Restaurants, Inc......................    750       40,778
Domino's Pizza, Inc..........................    500       34,825
Dunkin' Brands Group, Inc....................    896       43,187
International Game Technology................  2,250       40,860
Las Vegas Sands Corp.........................  3,500      276,045
Marriott International, Inc./DE -- Class A...  1,828       90,230
McDonald's Corp..............................  8,950      868,418
Norwegian Cruise Line Holdings Ltd./(a)/.....    190        6,739
Panera Bread Co. -- Class A/(a)/.............    250       44,173
SeaWorld Entertainment, Inc..................    250        7,193
Six Flags Entertainment Corp.................    580       21,356
Starbucks Corp...............................  6,700      525,213
Starwood Hotels & Resorts Worldwide, Inc.....    750       59,587
Wyndham Worldwide Corp.......................  1,250       92,112

COMPANY                                          SHARES U.S. $ VALUE
--------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE (CONTINUED)
Wynn Resorts Ltd................................    750   $  145,657
Yum! Brands, Inc................................  4,050      306,220
                                                          ----------
                                                           2,833,799
                                                          ----------
HOUSEHOLD DURABLES -- 0.4%
Jarden Corp./(a)/...............................  1,150       70,552
Newell Rubbermaid, Inc..........................  1,450       46,995
NVR, Inc./(a)/..................................     50       51,301
PulteGroup, Inc.................................  3,450       70,276
Taylor Morrison Home Corp./(a)/.................    150        3,368
Tempur Sealy International, Inc./(a)/...........    450       24,282
Tupperware Brands Corp..........................    500       47,265
Whirlpool Corp..................................     50        7,843
                                                          ----------
                                                             321,882
                                                          ----------
INTERNET & CATALOG RETAIL -- 2.7%
Amazon.com, Inc./(a)/...........................  3,310    1,319,995
Expedia, Inc....................................    920       64,087
Groupon, Inc./(a)/..............................  3,730       43,902
HomeAway, Inc./(a)/.............................    478       19,541
Liberty Interactive Corp. -- Class A/(a)/.......    350       10,272
Liberty Ventures -- Series A/(a)/...............    357       43,765
NetFlix, Inc./(a)/..............................    480      176,722
priceline.com, Inc./(a)/........................    500      581,200
TripAdvisor, Inc./(a)/..........................    980       81,173
zulily, Inc. -- Class A/(a)/....................     70        2,900
                                                          ----------
                                                           2,343,557
                                                          ----------
LEISURE EQUIPMENT & PRODUCTS -- 0.3%
Hasbro, Inc.....................................    800       44,008
Mattel, Inc.....................................  3,050      145,119
Polaris Industries, Inc.........................    600       87,384
                                                          ----------
                                                             276,511
                                                          ----------
MEDIA -- 5.1%
AMC Networks, Inc. -- Class A/(a)/..............    550       37,461
Cablevision Systems Corp. -- Class A............  1,700       30,481
CBS Corp. -- Class B............................  5,000      318,700
Charter Communications, Inc. -- Class A/(a)/....    600       82,056
Cinemark Holdings, Inc..........................    950       31,664
Clear Channel Outdoor Holdings, Inc. -- Class A.    350        3,549
Comcast Corp. -- Class A........................ 21,650    1,125,042
DIRECTV/(a)/....................................  4,635      320,232
Discovery Communications, Inc. -- Class A/(a)/..  2,150      194,403
DISH Network Corp. -- Class A/(a)/..............  1,800      104,256
Interpublic Group of Cos., Inc. (The)...........  1,650       29,205
Lamar Advertising Co. -- Class A/(a)/...........    700       36,575
Liberty Global PLC -- Class A/(a)/..............  2,975      264,745
Lions Gate Entertainment Corp...................    650       20,579
Madison Square Garden Co. (The) -- Class A/(a)/.    550       31,669
Morningstar, Inc................................    200       15,618
News Corp. -- Class A/(a)/......................  3,250       58,565
Omnicom Group, Inc..............................  2,250      167,332
Regal Entertainment Group -- Class A............    150        2,918
Scripps Networks Interactive, Inc. -- Class A...  1,000       86,410
Sirius XM Holdings, Inc./(a)/................... 12,950       45,196
Starz -- Class A/(a)/...........................    850       24,854
Time Warner Cable, Inc. -- Class A..............  2,600      352,300
Twenty-First Century Fox, Inc. -- Class A....... 13,100      460,858
Viacom, Inc. -- Class B.........................  4,025      351,543
Walt Disney Co. (The)...........................  3,600      275,040
                                                          ----------
                                                           4,471,251
                                                          ----------

                                     FSA-6

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2013

COMPANY                                      SHARES U.S. $ VALUE
----------------------------------------------------------------
MULTILINE RETAIL -- 1.0%
Big Lots, Inc./(a)/.........................    130  $     4,198
Dillard's, Inc. -- Class A..................    180       17,498
Dollar General Corp./(a)/...................  2,900      174,928
Dollar Tree, Inc./(a)/......................  1,980      111,711
Family Dollar Stores, Inc...................    850       55,224
Macy's, Inc.................................  2,630      140,442
Nordstrom, Inc..............................  1,280       79,104
Target Corp.................................  4,488      283,956
                                                     -----------
                                                         867,061
                                                     -----------
SPECIALTY RETAIL -- 4.2%
Aaron's, Inc................................     95        2,793
Abercrombie & Fitch Co. -- Class A..........     80        2,633
Advance Auto Parts, Inc.....................    650       71,942
American Eagle Outfitters, Inc..............  1,080       15,552
Ascena Retail Group, Inc./(a)/..............    150        3,174
AutoNation, Inc./(a)/.......................    430       21,367
AutoZone, Inc./(a)/.........................    350      167,279
Bed Bath & Beyond, Inc./(a)/................  1,940      155,782
Best Buy Co., Inc...........................    630       25,124
Cabela's, Inc./(a)/.........................    400       26,664
CarMax, Inc./(a)/...........................  1,970       92,629
Chico's FAS, Inc............................  1,320       24,869
Dick's Sporting Goods, Inc..................    870       50,547
DSW, Inc. -- Class A........................    540       23,074
Foot Locker, Inc............................    150        6,216
Gap, Inc. (The).............................  2,480       96,918
GNC Holdings, Inc. -- Class A...............    870       50,852
Home Depot, Inc. (The)...................... 13,091    1,077,913
L Brands, Inc...............................  2,130      131,741
Lowe's Cos., Inc............................  9,700      480,635
O'Reilly Automotive, Inc./(a)/..............  1,000      128,710
PetSmart, Inc...............................    920       66,930
Ross Stores, Inc............................  1,980      148,361
Sally Beauty Holdings, Inc./(a)/............  1,510       45,647
Signet Jewelers Ltd.........................     80        6,296
Tiffany & Co................................  1,000       92,780
TJX Cos., Inc...............................  6,450      411,059
Tractor Supply Co...........................  1,240       96,199
Ulta Salon Cosmetics & Fragrance, Inc./(a)/.    550       53,086
Urban Outfitters, Inc./(a)/.................    920       34,132
Williams-Sonoma, Inc........................    870       50,704
                                                     -----------
                                                       3,661,608
                                                     -----------
TEXTILES, APPAREL & LUXURY GOODS -- 1.6%
Carter's, Inc...............................    550       39,485
Coach, Inc..................................  2,500      140,325
Deckers Outdoor Corp./(a)/..................    150       12,669
Fossil Group, Inc./(a)/.....................    500       59,970
Hanesbrands, Inc............................    900       63,243
Michael Kors Holdings Ltd./(a)/.............  1,750      142,082
NIKE, Inc. -- Class B.......................  6,350      499,364
PVH Corp....................................    650       88,413
Ralph Lauren Corp...........................    550       97,113
Under Armour, Inc. -- Class A/(a)/..........    700       61,110
VF Corp.....................................  3,200      199,488
                                                     -----------
                                                       1,403,262
                                                     -----------
Total Consumer Discretionary................          17,337,708
                                                     -----------

COMPANY                                            SHARES U.S. $ VALUE
----------------------------------------------------------------------
INDUSTRIALS -- 12.4%

AEROSPACE & DEFENSE -- 4.0%
B/E Aerospace, Inc./(a)/..........................    850   $   73,975
Boeing Co. (The)..................................  6,800      928,132
Hexcel Corp./(a)/.................................    800       35,752
Honeywell International, Inc......................  7,050      644,158
Huntington Ingalls Industries, Inc................    450       40,505
Lockheed Martin Corp..............................  2,300      341,918
Precision Castparts Corp..........................  1,350      363,555
Rockwell Collins, Inc.............................  1,100       81,312
Spirit Aerosystems Holdings, Inc. -- Class A/(a)/.    100        3,408
TransDigm Group, Inc..............................    500       80,510
Triumph Group, Inc................................    100        7,607
United Technologies Corp..........................  7,750      881,950
                                                            ----------
                                                             3,482,782
                                                            ----------
AIR FREIGHT & LOGISTICS -- 1.0%
CH Robinson Worldwide, Inc........................  1,400       81,676
Expeditors International of Washington, Inc.......  1,800       79,650
United Parcel Service, Inc. -- Class B............  6,500      683,020
                                                            ----------
                                                               844,346
                                                            ----------
AIRLINES -- 0.4%
Alaska Air Group, Inc.............................    600       44,022
American Airlines Group, Inc./(a)/................    954       24,089
Copa Holdings SA -- Class A.......................    300       48,033
Delta Air Lines, Inc..............................  3,450       94,771
Southwest Airlines Co.............................    700       13,188
United Continental Holdings, Inc./(a)/............  3,127      118,294
                                                            ----------
                                                               342,397
                                                            ----------
BUILDING PRODUCTS -- 0.3%
Allegion PLC/(a)/.................................    550       24,305
AO Smith Corp.....................................    300       16,182
Armstrong World Industries, Inc./(a)/.............    200       11,522
Fortune Brands Home & Security, Inc...............  1,250       57,125
Lennox International, Inc.........................    450       38,277
Masco Corp........................................  3,150       71,725
                                                            ----------
                                                               219,136
                                                            ----------
COMMERCIAL SERVICES & SUPPLIES -- 0.4%
Cintas Corp.......................................    250       14,898
Clean Harbors, Inc./(a)/..........................    550       32,978
Copart, Inc./(a)/.................................    950       34,817
Iron Mountain, Inc................................  1,328       40,305
KAR Auction Services, Inc.........................    250        7,388
Pitney Bowes, Inc.................................    700       16,310
Rollins, Inc......................................    550       16,659
RR Donnelley & Sons Co............................    800       16,224
Stericycle, Inc./(a)/.............................    800       92,936
Waste Connections, Inc............................    975       42,539
Waste Management, Inc.............................    250       11,218
                                                            ----------
                                                               326,272
                                                            ----------
CONSTRUCTION & ENGINEERING -- 0.2%
Aecom Technology Corp./(a)/.......................     50        1,472
Chicago Bridge & Iron Co. NV......................    850       70,669
Fluor Corp........................................    900       72,261
Quanta Services, Inc./(a)/........................    300        9,468
                                                            ----------
                                                               153,870
                                                            ----------

                                     FSA-7

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2013

COMPANY                                 SHARES U.S. $ VALUE
-----------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.9%
AMETEK, Inc............................  2,090   $  110,080
Babcock & Wilcox Co. (The).............    600       20,514
Emerson Electric Co....................  4,750      333,355
Hubbell, Inc. -- Class B...............    400       43,560
Rockwell Automation, Inc...............  1,300      153,608
Roper Industries, Inc..................    900      124,812
SolarCity Corp./(a)/...................    200       11,364
                                                 ----------
                                                    797,293
                                                 ----------
INDUSTRIAL CONGLOMERATES -- 0.9%
3M Co..................................  5,200      729,300
Carlisle Cos., Inc.....................     50        3,970
Danaher Corp...........................  1,030       79,516
                                                 ----------
                                                    812,786
                                                 ----------
MACHINERY -- 2.0%
Caterpillar, Inc.......................  1,100       99,891
Colfax Corp./(a)/......................    700       44,583
Crane Co...............................    400       26,900
Cummins, Inc...........................  1,450      204,406
Deere & Co.............................  3,500      319,655
Donaldson Co., Inc.....................  1,150       49,979
Dover Corp.............................  1,150      111,021
Flowserve Corp.........................  1,300      102,479
Graco, Inc.............................    550       42,966
Harsco Corp............................     50        1,402
IDEX Corp..............................    700       51,695
Illinois Tool Works, Inc...............  1,300      109,304
Ingersoll-Rand PLC.....................  1,850      113,960
ITT Corp...............................    800       34,736
Lincoln Electric Holdings, Inc.........    750       53,505
Manitowoc Co., Inc. (The)..............  1,150       26,818
Navistar International Corp./(a)/......     50        1,910
Nordson Corp...........................    600       44,580
PACCAR, Inc............................    400       23,668
Pall Corp..............................    950       81,082
Snap-On, Inc...........................     50        5,476
Stanley Black & Decker, Inc............    150       12,104
Toro Co. (The).........................    450       28,620
Valmont Industries, Inc................    250       37,280
WABCO Holdings, Inc./(a)/..............    550       51,375
Wabtec Corp./DE........................    800       59,416
Xylem, Inc./NY.........................    100        3,460
                                                 ----------
                                                  1,742,271
                                                 ----------
MARINE -- 0.0%
Kirby Corp./(a)/.......................    300       29,775
                                                 ----------

PROFESSIONAL SERVICES -- 0.4%
Dun & Bradstreet Corp. (The)...........    350       42,963
Equifax, Inc...........................  1,100       75,999
IHS, Inc. -- Class A/(a)/..............    600       71,820
Nielsen Holdings NV....................    253       11,610
Robert Half International, Inc.........  1,200       50,388
Verisk Analytics, Inc. -- Class A/(a)/.  1,307       85,896
                                                 ----------
                                                    338,676
                                                 ----------
ROAD & RAIL -- 1.5%
AMERCO/(a)/............................     50       11,892
Avis Budget Group, Inc./(a)/...........    900       36,378
Con-way, Inc...........................    150        5,957

COMPANY                                      SHARES U.S. $ VALUE
----------------------------------------------------------------
ROAD & RAIL (CONTINUED)
CSX Corp....................................  4,550  $   130,903
Genesee & Wyoming, Inc. -- Class A/(a)/.....    200       19,210
Hertz Global Holdings, Inc./(a)/............  3,050       87,291
JB Hunt Transport Services, Inc.............    850       65,705
Kansas City Southern........................    950      117,638
Landstar System, Inc........................    400       22,980
Norfolk Southern Corp.......................    550       51,057
Old Dominion Freight Line, Inc./(a)/........    550       29,161
Union Pacific Corp..........................  4,200      705,600
                                                     -----------
                                                       1,283,772
                                                     -----------
TRADING COMPANIES & DISTRIBUTORS -- 0.4%
Fastenal Co.................................  2,600      123,526
HD Supply Holdings, Inc./(a)/...............    328        7,875
MRC Global, Inc./(a)/.......................    300        9,678
MSC Industrial Direct Co., Inc. -- Class A..    450       36,392
United Rentals, Inc./(a)/...................    850       66,257
WW Grainger, Inc............................    550      140,481
                                                     -----------
                                                         384,209
                                                     -----------
Total Industrials...........................          10,757,585
                                                     -----------

HEALTH CARE -- 12.2%

BIOTECHNOLOGY -- 4.7%
Alexion Pharmaceuticals, Inc./(a)/..........  1,800      239,508
Alkermes PLC/(a)/...........................  1,050       42,693
Amgen, Inc..................................  6,750      770,580
Ariad Pharmaceuticals, Inc./(a)/............  1,600       10,912
Biogen Idec, Inc./(a)/......................  2,200      615,450
BioMarin Pharmaceutical, Inc./(a)/..........  1,200       84,324
Celgene Corp./(a)/..........................  3,763      635,796
Cubist Pharmaceuticals, Inc./(a)/...........    600       41,322
Gilead Sciences, Inc./(a)/.................. 13,666    1,027,000
Incyte Corp. Ltd./(a)/......................    850       43,035
Medivation, Inc./(a)/.......................    600       38,292
Myriad Genetics, Inc./(a)/..................    700       14,686
Pharmacyclics, Inc./(a)/....................    550       58,179
Quintiles Transnational Holdings, Inc./(a)/.    100        4,634
Regeneron Pharmaceuticals, Inc./(a)/........    750      206,430
Seattle Genetics, Inc./(a)/.................    850       33,907
Theravance, Inc./(a)/.......................    700       24,955
United Therapeutics Corp./(a)/..............    450       50,886
Vertex Pharmaceuticals, Inc./(a)/...........  2,050      152,315
                                                     -----------
                                                       4,094,904
                                                     -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.5%
Baxter International, Inc...................  4,800      333,840
Becton Dickinson and Co.....................  1,700      187,833
Cooper Cos., Inc. (The).....................    350       43,344
CR Bard, Inc................................    750      100,455
DENTSPLY International, Inc.................    350       16,968
Edwards Lifesciences Corp./(a)/.............    950       62,472
Hologic, Inc./(a)/..........................    700       15,645
IDEXX Laboratories, Inc./(a)/...............    500       53,185
Intuitive Surgical, Inc./(a)/...............    350      134,428
ResMed, Inc.................................  1,200       56,496
Sirona Dental Systems, Inc./(a)/............    500       35,100
St Jude Medical, Inc........................  1,550       96,023
Stryker Corp................................  1,700      127,738
Varian Medical Systems, Inc./(a)/...........  1,000       77,690
Zimmer Holdings, Inc........................    100        9,319
                                                     -----------
                                                       1,350,536
                                                     -----------

                                     FSA-8

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2013

COMPANY                                              SHARES U.S. $ VALUE
------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES -- 1.8%
Aetna, Inc..........................................    850  $    58,302
AmerisourceBergen Corp. -- Class A..................  2,050      144,135
Brookdale Senior Living, Inc./(a)/..................    800       21,744
Catamaran Corp./(a)/................................  1,826       86,698
CIGNA Corp..........................................    150       13,122
Community Health Systems, Inc./(a)/.................     50        1,964
DaVita HealthCare Partners, Inc./(a)/...............  1,600      101,392
Envision Healthcare Holdings, Inc./(a)/.............    253        8,987
Express Scripts Holding Co./(a)/....................  6,392      448,974
HCA Holdings, Inc./(a)/.............................    150        7,157
Health Management Associates, Inc. -- Class A/(a)/..  2,300       30,130
Henry Schein, Inc./(a)/.............................    800       91,408
Laboratory Corp. of America Holdings/(a)/...........    850       77,664
McKesson Corp.......................................  2,000      322,800
Mednax, Inc./(a)/...................................    600       32,028
Patterson Cos., Inc.................................    700       28,840
Premier, Inc. -- Class A/(a)/.......................    189        6,948
Quest Diagnostics, Inc..............................    100        5,354
Tenet Healthcare Corp./(a)/.........................    862       36,307
Universal Health Services, Inc. -- Class B..........    550       44,693
                                                             -----------
                                                               1,568,647
                                                             -----------
HEALTH CARE TECHNOLOGY -- 0.2%
Cerner Corp./(a)/...................................  2,650      147,711
Veeva Systems, Inc. -- Class A/(a)/.................     88        2,825
                                                             -----------
                                                                 150,536
                                                             -----------
LIFE SCIENCES TOOLS & SERVICES -- 0.5%
Agilent Technologies, Inc...........................    350       20,016
Bruker Corp./(a)/...................................    900       17,793
Charles River Laboratories International, Inc./(a)/.    200       10,608
Covance, Inc./(a)/..................................    500       44,030
Illumina, Inc./(a)/.................................  1,150      127,213
Life Technologies Corp./(a)/........................    950       72,010
Mettler-Toledo International, Inc./(a)/.............    300       72,777
Techne Corp.........................................    150       14,201
Waters Corp./(a)/...................................    800       80,000
                                                             -----------
                                                                 458,648
                                                             -----------
PHARMACEUTICALS -- 3.5%
AbbVie, Inc......................................... 14,180      748,846
Actavis PLC/(a)/....................................  1,602      269,136
Allergan, Inc./United States........................  2,650      294,362
Bristol-Myers Squibb Co............................. 12,650      672,347
Eli Lilly & Co......................................  1,900       96,900
Endo Health Solutions, Inc./(a)/....................    950       64,087
Jazz Pharmaceuticals PLC/(a)/.......................    500       63,280
Johnson & Johnson...................................  3,250      297,667
Mylan, Inc./PA/(a)/.................................  3,347      145,260
Perrigo Co. PLC.....................................  1,136      174,331
Salix Pharmaceuticals Ltd./(a)/.....................    550       49,467
Zoetis, Inc.........................................  4,380      143,182
                                                             -----------
                                                               3,018,865
                                                             -----------
Total Health Care...................................          10,642,136
                                                             -----------

CONSUMER STAPLES -- 11.8%

BEVERAGES -- 3.5%
Brown-Forman Corp. -- Class B.......................  1,375      103,909
Coca-Cola Co. (The)................................. 34,150    1,410,736

COMPANY                                     SHARES U.S. $ VALUE
---------------------------------------------------------------
BEVERAGES (CONTINUED)
Coca-Cola Enterprises, Inc.................  2,450  $   108,118
Constellation Brands, Inc. -- Class A/(a)/.  1,250       87,975
Dr Pepper Snapple Group, Inc...............  1,800       87,696
Monster Beverage Corp./(a)/................  1,150       77,936
PepsiCo, Inc............................... 13,787    1,143,494
                                                    -----------
                                                      3,019,864
                                                    -----------
FOOD & STAPLES RETAILING -- 2.4%
Costco Wholesale Corp......................  3,950      470,089
CVS Caremark Corp..........................  1,200       85,884
Fresh Market, Inc. (The)/(a)/..............    350       14,175
Kroger Co. (The)...........................  4,650      183,815
Safeway, Inc...............................    150        4,886
Sprouts Farmers Market, Inc./(a)/..........     36        1,383
Sysco Corp.................................  1,800       64,980
Wal-Mart Stores, Inc.......................  9,572      753,221
Walgreen Co................................  6,350      364,744
Whole Foods Market, Inc....................  3,300      190,839
                                                    -----------
                                                      2,134,016
                                                    -----------
FOOD PRODUCTS -- 1.7%
Archer-Daniels-Midland Co..................    350       15,190
Campbell Soup Co...........................    950       41,116
ConAgra Foods, Inc.........................  3,400      114,580
Flowers Foods, Inc.........................  1,450       31,132
General Mills, Inc.........................  5,750      286,982
Green Mountain Coffee Roasters, Inc./(a)/..  1,350      102,033
Hershey Co. (The)..........................  1,300      126,399
Hillshire Brands Co........................  1,030       34,443
Hormel Foods Corp..........................  1,150       51,946
Ingredion, Inc.............................    100        6,846
JM Smucker Co. (The).......................    150       15,543
Kellogg Co.................................  2,100      128,247
Kraft Foods Group, Inc.....................  5,266      283,943
McCormick & Co., Inc./MD...................  1,200       82,704
Mead Johnson Nutrition Co. -- Class A......  1,850      154,956
Pinnacle Foods, Inc........................    150        4,119
WhiteWave Foods Co. -- Class A/(a)/........  1,198       27,482
                                                    -----------
                                                      1,507,661
                                                    -----------
HOUSEHOLD PRODUCTS -- 1.2%
Church & Dwight Co., Inc...................  1,250       82,850
Clorox Co. (The)...........................  1,000       92,760
Colgate-Palmolive Co.......................  8,300      541,243
Kimberly-Clark Corp........................  2,850      297,711
                                                    -----------
                                                      1,014,564
                                                    -----------
PERSONAL PRODUCTS -- 0.4%
Avon Products, Inc.........................  3,800       65,436
Coty, Inc. -- Class A......................    254        3,873
Estee Lauder Cos., Inc. (The) -- Class A...  2,050      154,406
Herbalife Ltd..............................    700       55,090
Nu Skin Enterprises, Inc. -- Class A.......    550       76,021
                                                    -----------
                                                        354,826
                                                    -----------
TOBACCO -- 2.6%
Altria Group, Inc.......................... 17,900      687,181
Lorillard, Inc.............................  3,350      169,778
Philip Morris International, Inc........... 14,677    1,278,807
Reynolds American, Inc.....................  2,100      104,979
                                                    -----------
                                                      2,240,745
                                                    -----------
Total Consumer Staples.....................          10,271,676
                                                    -----------

                                     FSA-9

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2013

COMPANY                                           SHARES U.S. $ VALUE
---------------------------------------------------------------------
FINANCIALS -- 5.3%

CAPITAL MARKETS -- 1.1%
Affiliated Managers Group, Inc./(a)/.............    500     $108,440
Ameriprise Financial, Inc........................    600       69,030
Artisan Partners Asset Management, Inc...........     50        3,260
BlackRock, Inc. -- Class A.......................    460      145,576
Charles Schwab Corp. (The).......................  1,300       33,800
Eaton Vance Corp.................................  1,000       42,790
Federated Investors, Inc. -- Class B.............    600       17,280
Franklin Resources, Inc..........................  3,600      207,828
Lazard Ltd. -- Class A...........................  1,100       49,852
LPL Financial Holdings, Inc......................    394       18,530
SEI Investments Co...............................  1,150       39,939
T Rowe Price Group, Inc..........................  2,300      192,671
Waddell & Reed Financial, Inc. -- Class A........    700       45,584
                                                             --------
                                                              974,580
                                                             --------
COMMERCIAL BANKS -- 0.0%
Signature Bank/New York NY/(a)/..................     50        5,371
                                                             --------

CONSUMER FINANCE -- 0.9%
American Express Co..............................  8,442      765,943
                                                             --------

DIVERSIFIED FINANCIAL SERVICES -- 0.5%
CBOE Holdings, Inc...............................    710       36,892
IntercontinentalExchange Group, Inc..............    700      157,444
Leucadia National Corp...........................    350        9,919
McGraw Hill Financial, Inc.......................  1,100       86,020
Moody's Corp.....................................  1,700      133,399
MSCI, Inc. -- Class A/(a)/.......................    450       19,674
                                                             --------
                                                              443,348
                                                             --------
INSURANCE -- 0.9%
Allied World Assurance Co. Holdings AG...........    100       11,281
American Financial Group, Inc./OH................    100        5,772
AON PLC..........................................  2,100      176,169
Arch Capital Group Ltd./(a)/.....................     50        2,985
Arthur J Gallagher & Co..........................  1,050       49,276
Axis Capital Holdings Ltd........................    250       11,892
Brown & Brown, Inc...............................    400       12,556
Chubb Corp. (The)................................    350       33,820
Endurance Specialty Holdings Ltd.................    150        8,801
Erie Indemnity Co. -- Class A....................    250       18,280
Hanover Insurance Group, Inc. (The)..............    100        5,971
Loews Corp.......................................    200        9,648
Marsh & McLennan Cos., Inc.......................  3,250      157,170
Progressive Corp. (The)..........................  4,250      115,897
Prudential Financial, Inc........................  1,550      142,941
Travelers Cos., Inc. (The).......................    950       86,013
Validus Holdings Ltd.............................     50        2,015
                                                             --------
                                                              850,487
                                                             --------
REAL ESTATE -- 0.1%
Realogy Holdings Corp./(a)/......................    900       44,523
                                                             --------

REAL ESTATE INVESTMENT TRUSTS (REITS) -- 1.6%
American Homes 4 Rent -- Class A.................     45          729
American Tower Corp..............................  3,540      282,563
Apartment Investment & Management Co. -- Class A.    650       16,842
Boston Properties, Inc...........................    150       15,056
Brixmor Property Group, Inc......................     83        1,687

COMPANY                                    SHARES U.S. $ VALUE
--------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS) (CONTINUED)
CBL & Associates Properties, Inc..........    400   $    7,184
Corrections Corp. of America..............    580       18,601
Digital Realty Trust, Inc.................    850       41,752
Equity Lifestyle Properties, Inc..........    450       16,304
Extra Space Storage, Inc..................     80        3,370
Federal Realty Investment Trust...........    400       40,564
Omega Healthcare Investors, Inc...........  1,050       31,290
Plum Creek Timber Co., Inc................  1,420       66,044
Public Storage............................  1,220      183,634
Rayonier, Inc.............................  1,075       45,258
Regency Centers Corp......................    250       11,575
Senior Housing Properties Trust...........     80        1,778
Simon Property Group, Inc.................  2,139      325,470
Spirit Realty Capital, Inc................    627        6,163
Tanger Factory Outlet Centers.............    770       24,655
Taubman Centers, Inc......................    100        6,392
Ventas, Inc...............................  1,200       68,736
Vornado Realty Trust......................    350       31,077
Weyerhaeuser Co...........................  5,150      162,585
                                                    ----------
                                                     1,409,309
                                                    ----------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.1%
CBRE Group, Inc. -- Class A/(a)/..........  2,420       63,646
St Joe Co. (The)/(a)/.....................     20          384
                                                    ----------
                                                        64,030
                                                    ----------
THRIFTS & MORTGAGE FINANCE -- 0.1%
Nationstar Mortgage Holdings, Inc./(a)/...    100        3,696
Ocwen Financial Corp./(a)/................    850       47,132
                                                    ----------
                                                        50,828
                                                    ----------
Total Financials..........................           4,608,419
                                                    ----------

MATERIALS -- 4.5%

CHEMICALS -- 3.7%
Airgas, Inc...............................    600       67,110
Albemarle Corp............................    300       19,017
Celanese Corp. -- Series A................  1,350       74,669
Dow Chemical Co. (The)....................  1,350       59,940
Eastman Chemical Co.......................  1,406      113,464
Ecolab, Inc...............................  2,306      240,447
EI du Pont de Nemours & Co................  8,200      532,754
FMC Corp..................................  1,250       94,325
International Flavors & Fragrances, Inc...    750       64,485
LyondellBasell Industries NV -- Class A...  3,650      293,022
Monsanto Co...............................  4,750      553,612
NewMarket Corp............................    100       33,415
PPG Industries, Inc.......................  1,200      227,592
Praxair, Inc..............................  2,650      344,579
Rockwood Holdings, Inc....................    500       35,960
RPM International, Inc....................  1,050       43,586
Scotts Miracle-Gro Co. (The) -- Class A...    400       24,888
Sherwin-Williams Co. (The)................    850      155,975
Sigma-Aldrich Corp........................  1,050       98,710
Valspar Corp. (The).......................    800       57,032
Westlake Chemical Corp....................    150       18,311
WR Grace & Co./(a)/.......................    600       59,322
                                                    ----------
                                                     3,212,215
                                                    ----------
CONSTRUCTION MATERIALS -- 0.1%
Eagle Materials, Inc......................    450       34,843
Martin Marietta Materials, Inc............    450       44,973
                                                    ----------
                                                        79,816
                                                    ----------

                                    FSA-10

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2013

COMPANY                                 SHARES U.S. $ VALUE
-----------------------------------------------------------
CONTAINERS & PACKAGING -- 0.4%
Aptargroup, Inc........................    350   $   23,734
Avery Dennison Corp....................    200       10,038
Ball Corp..............................  1,250       64,575
Bemis Co., Inc.........................    400       16,384
Crown Holdings, Inc./(a)/..............  1,050       46,798
Greif, Inc. -- Class A.................     50        2,620
Owens-Illinois, Inc./(a)/..............    800       28,624
Packaging Corp. of America.............    900       56,952
Rock Tenn Co. -- Class A...............    500       52,505
Sealed Air Corp........................  1,700       57,885
Silgan Holdings, Inc...................    300       14,406
                                                 ----------
                                                    374,521
                                                 ----------
METALS & MINING -- 0.1%
Compass Minerals International, Inc....    300       24,015
Royal Gold, Inc........................     50        2,304
Southern Copper Corp...................  1,368       39,275
Tahoe Resources, Inc./(a)/.............    100        1,664
                                                 ----------
                                                     67,258
                                                 ----------
PAPER & FOREST PRODUCTS -- 0.2%
International Paper Co.................  3,400      166,702
                                                 ----------
Total Materials........................           3,900,512
                                                 ----------

ENERGY -- 4.4%

ENERGY EQUIPMENT & SERVICES -- 2.2%
Atwood Oceanics, Inc./(a)/.............    100        5,339
Baker Hughes, Inc......................    250       13,815
Cameron International Corp./(a)/.......  1,320       78,580
Dresser-Rand Group, Inc./(a)/..........    700       41,741
Dril-Quip, Inc./(a)/...................    400       43,972
FMC Technologies, Inc./(a)/............  2,100      109,641
Frank's International NV...............     98        2,646
Halliburton Co.........................  7,654      388,440
Oceaneering International, Inc.........  1,000       78,880
RPC, Inc...............................    450        8,032
Schlumberger Ltd....................... 11,890    1,071,408
Seadrill Ltd...........................  3,100      127,348
                                                 ----------
                                                  1,969,842
                                                 ----------
OIL, GAS & CONSUMABLE FUELS -- 2.2%
Anadarko Petroleum Corp................    250       19,830
Antero Resources Corp./(a)/............    155        9,833
Cabot Oil & Gas Corp...................  3,750      145,350
Cheniere Energy, Inc./(a)/.............  2,150       92,708
Cobalt International Energy, Inc./(a)/.  2,200       36,190
Concho Resources, Inc./(a)/............    950      102,600
Continental Resources, Inc./OK/(a)/....    400       45,008
CVR Energy, Inc........................    100        4,343
EOG Resources, Inc.....................  2,350      394,424
EQT Corp...............................  1,250      112,225
Gulfport Energy Corp./(a)/.............    550       34,733
Kinder Morgan, Inc./DE.................  5,390      194,040
Kosmos Energy Ltd./(a)/................    850        9,503
Laredo Petroleum Holdings, Inc./(a)/...    240        6,646
Noble Energy, Inc......................    400       27,244
Oasis Petroleum, Inc./(a)/.............    750       35,227
Pioneer Natural Resources Co...........    950      174,866
QEP Resources, Inc.....................    150        4,598

COMPANY                                       SHARES   U.S. $ VALUE
--------------------------------------------------------------------
Range Resources Corp........................     1,500  $   126,465
SM Energy Co................................       600       49,866
Southwestern Energy Co./(a)/................     3,100      121,923
Whiting Petroleum Corp./(a)/................       100        6,187
Williams Cos., Inc. (The)...................     3,300      127,281
World Fuel Services Corp....................       100        4,316
                                                        -----------
                                                          1,885,406
                                                        -----------
Total Energy................................              3,855,248
                                                        -----------

TELECOMMUNICATION SERVICES -- 1.9%

DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.5%
Intelsat SA/(a)/............................        50        1,127
Level 3 Communications, Inc./(a)/...........       472       15,656
tw telecom, Inc./(a)/.......................     1,300       39,611
Verizon Communications, Inc.................    25,600    1,257,984
Windstream Holdings, Inc....................     5,000       39,900
                                                        -----------
                                                          1,354,278
                                                        -----------
WIRELESS TELECOMMUNICATION SERVICES -- 0.4%
Crown Castle International Corp./(a)/.......     2,973      218,308
SBA Communications Corp. -- Class A/(a)/....     1,150      103,316
Sprint Corp./(a)/...........................     1,371       14,738
                                                        -----------
                                                            336,362
                                                        -----------
Total Telecommunication Services............              1,690,640
                                                        -----------

UTILITIES -- 0.2%

ELECTRIC UTILITIES -- 0.1%
ITC Holdings Corp...........................       500       47,910
                                                        -----------

GAS UTILITIES -- 0.1%
ONEOK, Inc..................................     1,700      105,706
Questar Corp................................       200        4,598
                                                        -----------
                                                            110,304
                                                        -----------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.0%
Calpine Corp./(a)/..........................       400        7,804
                                                        -----------

WATER UTILITIES -- 0.0%
Aqua America, Inc...........................     1,337       31,540
                                                        -----------
                                                            197,558
                                                        -----------
Total Common Stocks
 (cost $50,060,578).........................             86,779,646
                                                        -----------

                                             PRINCIPAL
                                              AMOUNT
                                               (000)
--------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.7%

TIME DEPOSIT -- 0.7%
JP Morgan Nassau
 0.05%, 1/02/14
 (amortized cost $635,878)..................   $   636      635,878
                                                        -----------

TOTAL INVESTMENTS -- 100.3%
 (cost/amortized cost $50,696,456)..........             87,415,524
Other assets less liabilities -- (0.3)%.....               (256,585)
                                                        -----------

NET ASSETS -- 100.0%                                    $87,158,939
                                                        ===========

                                    FSA-11

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONCLUDED)

DECEMBER 31, 2013

FUTURES CONTRACTS

                     NUMBER OF EXPIRATION ORIGINAL     VALUE AT       UNREALIZED
       TYPE          CONTRACTS   MONTH     VALUE   DECEMBER 31, 2013 APPRECIATION
        ----         --------- ---------- -------- ----------------- ------------
PURCHASED CONTRACTS
S&P 500 Index Mini..     6     March 2014 $534,371     $552,105        $17,734

-----------

(a)Non-income producing security.
(b)Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $531,506.

The accompanying notes are an integral part of these financial statements.

                                    FSA-12

GROWTH STOCK ACCOUNT NO. 4
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO SUMMARY

DECEMBER 31, 2013


               % OF TOTAL INVESTMENTS*  COUNTRY DIVERSIFICATION
               -----------------------  -----------------------
               98.9%                    United States
                0.7%                    United Kingdom
                0.1%                    Norway
                0.1%                    Canada
                0.1%                    Cayman Islands
                0.1%                    Panama
                ----
               100.0%
               ======
-----------
* All data are as of December 31, 2013. The Fund's country breakdown is expressed as a percentage of long-term investments and may vary over time.
The accompanying notes are an integral part of these financial statements.

                                    FSA-13

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013


1. Organization

   Separate Account No. 4 (Pooled) (the "Fund" or "Account") of AXA Equitable Life Insurance Company ("AXA Equitable"), was established under New York State Insurance Law. Pursuant to such law, to the extent provided in the applicable contracts, the net assets in the Fund are not chargeable with liabilities arising out of any other business of AXA Equitable. These financial statements reflect the financial position and results of operations of Separate Account No. 4. Annuity contracts issued by AXA Equitable for which the Account is the funding vehicle are Retirement Investment Account ("RIA"), Members Retirement Program ("MRP"), and Equi-Pen-Plus ("EPP") (collectively, the "Plans"). Institutional Contracts reflect investments in the Fund by Contractowners of group annuity contracts issued by AXA Equitable. Assets of the Plans and Institutional are invested in a number of investment Funds (available Funds vary by Plan).

   The Contractowners invest in Separate Account No. 4 under the following respective names:

                                       POOLED SEPARATE ACCOUNT FUNDS*

RIA
Separate Account No. 4                 The AllianceBernstein Common Stock
                                       Fund

MRP
Separate Account No. 4                 The AllianceBernstein Growth Equity
                                       Fund

EPP
Separate Account No. 4                 The AllianceBernstein Common Stock
                                       Fund

INSTITUTIONAL
Separate Account No. 4                 Growth Stock Account

   ----------
  * As defined in the respective Prospectus of the Plans, excluding Institutional Investments.

   Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be charged with liabilities arising out of any other business AXA Equitable may conduct.

   The amount retained by AXA Equitable in Separate Account No. 4 arises principally from (1) contributions from AXA Equitable, (2) expense risk charges accumulated in the account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets attributable to contract owners. Amounts retained by AXA Equitable are not subject to charges for expense risks, asset-based administration charges and distribution charges. Amount retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account ("General Account"). AXA Equitable's General Account is subject to creditor rights.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   RECENT ACCOUNTING STANDARDS:

   In December 2011, the FASB issued Accounting Standards Update No. 2011-11, "Disclosures About Offsetting Assets and Liabilities" which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity's financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. The adoption of this standard is not material to the Account's financial statements and disclosures as of December 31, 2013.

   Investment securities for Separate Account No. 4 are valued as follows:

   Investment securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by AXA Equitable's investment officers.

   In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange

                                    FSA-14

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

2. Significant Accounting Policies (Continued)

   are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price.

   Futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used.

   U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days.

   Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

   Other assets that do not have a readily available market price are valued at fair value as determined in good faith by AXA Equitable's investment officers.

   INVESTMENT TRANSACTIONS:

   Security transactions are recorded on the trade date. Amortized cost of debt securities where applicable is adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date; interest income (including amortization of premium and discount on securities using the effective yield method) is accrued daily. Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the related investments sold.

   The books and records of the Account are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transactions are reflected under "Realized and Unrealized Gain (Loss) on Investments" in the Statement of Operations. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year.

   FUTURES CONTRACTS:

   Futures contracts are agreements to buy or sell a security, foreign currency, or stock index for a set price in the future. Initial margin deposits are made upon entering into futures contracts and can be either in cash or securities.

   Separate Account No. 4 may buy or sell futures contracts solely for the purpose of protecting its securities against anticipated future changes in interest rates that might adversely affect the value of the Account's securities or the price of the securities that the Account intends to purchase at a later date. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each trading day. Variation margin payments for futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. For the year ended December 31, 2013, the average monthly notional value of futures contracts held in Separate Account No. 4 was $376,831. All futures contracts were related to equity contracts.

   When the futures contract is closed, the Account records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Account's basis in the contract. Should interest rates or the price of securities move unexpectedly, the Account may not achieve the anticipated benefits of the financial futures contracts and may incur a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the prices of futures contracts, interest rates and the underlying hedged assets.

                                    FSA-15

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

2. Significant Accounting Policies (Concluded)


   MARKET AND CREDIT RISK:

   Futures contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The contract amounts of these futures contracts reflect the extent of the Account's exposure to off-balance sheet risk. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Account bears the market risk that arises from any changes in security values. The credit risk for futures contracts is limited to failure of the exchange or board of trade that acts as the counterparty of the Account's futures transactions.

   CONTRACTS IN PAYOUT:

   Net assets allocated to Contracts in the payout period are computed according to various mortality tables, depending on the year the benefits were purchased. The tables used are the 1971 GAM table, the 1983 GAM table, and the 1994 GAR. The assumed investment returns vary by Contract and range from 4 percent to 6.5 percent. The Contracts are participating group annuities, and thus, the mortality risk is borne by the Contractowner, as long as the Contract has not been discontinued. AXA Equitable retains the ultimate obligation to pay the benefits if the Contract funds become insufficient and the Contractowner elects to discontinue the contract.

   OTHER ASSETS AND LIABILITIES:

   Amounts due to/from the General Account represent receivables/payables for policy related transactions predominantly related to premiums, surrenders and death benefits.

   CONTRACT PAYMENTS AND WITHDRAWALS:

   Payments received from Contractowners represent contributions under the Contracts (excluding amounts allocated to the guaranteed interest option, reflected in the General Account) after the deduction of any applicable withdrawal changes. The amount allocated to the guaranteed interest option earns interest at the current guaranteed interest rate which is an annual effective rate.

   Withdrawals are payments to participants and beneficiaries made under the terms of the Plans and include amounts that participants have requested to be withdrawn and paid to them.

   TAXES:

   The operations of the Account are included in the federal income tax return of AXA Equitable, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to contracts participating in the Fund by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of the Contracts participating in the Account. Accordingly, no provision for federal income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax incurred which is applicable to the Account if the law is changed.

   FOREIGN TAXES:

   The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which it invests.

3. Fair Value Disclosures

   Under GAAP, fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 - Quoted prices for identical assets in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 - Observable inputs other than Level 1 prices, such as quoted prices for similar assets, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.


                                    FSA-16

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

3. Fair Value Disclosures (Concluded)

   Level 3 - Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   Assets measured at fair value on a recurring basis are summarized below as of the dates indicated:

                                FAIR VALUE
                              MEASUREMENTS AT
                             DECEMBER 31, 2013
                                  LEVEL 1
                             -----------------
                             SEPARATE ACCOUNT
                                 NO.4/(1)/
                             -----------------
ASSETS
Investments:
Common stocks
 Consumer discretionary.....    $17,337,708
 Consumer staples...........     10,271,676
 Energy.....................      3,855,248
 Financials.................      4,608,419
 Health care................     10,642,136
 Industrials................     10,757,585
 Materials & processing.....      3,900,512
 Producer durables..........             --
 Technology.................     23,518,164
 Telecommunication services.      1,690,640
 Utilities..................        197,558
                                -----------
   TOTAL COMMON STOCKS......     86,779,646
 Rights.....................             --
 Short term.................        635,878
                                -----------
 TOTAL LEVEL 1..............    $87,415,524
                                ===========

-----------
(1)There were no significant transfers between Level 1 and 2 during the year for Separate Account No. 4.

4. Purchases and Sales on Investments

InvestmentSecurity Transactions

   For the year ended December 31, 2013, investment security transactions, excluding short-term debt securities, were as follows for Separate Account No. 4:

                                 PURCHASES                      SALES
                        ---------------------------- ----------------------------
                                            U.S.                         U.S.
                          STOCKS AND     GOVERNMENT    STOCKS AND     GOVERNMENT
FUND                    DEBT SECURITIES AND AGENCIES DEBT SECURITIES AND AGENCIES
----                    --------------- ------------ --------------- ------------
Separate Account No. 4.   $13,763,601        --        $24,540,617        --

5. Related Party Transactions

   AllianceBernstein L.P. ("AllianceBernstein") serves as an investment advisor for Separate Account No. 4. AllianceBernstein is a publicly traded limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent of AXA Equitable).

   AXA Advisors, LLC (AXA Advisors) is an affiliate of AXA Equitable, and a distributor and principal underwriter of the policies ("Contracts"). AXA Advisors is registered with the Securities and Exchange Commission ("SEC") as a broker-dealer and is a member of the Financial Industrial Regulatory Authority ("FINRA").

                                    FSA-17

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

5. Related Party Transactions (Concluded)


   The contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC or its subsidiaries (affiliates of AXA Equitable). AXA Advisors receives commissions and other service-related payments under its distribution agreement with AXA Equitable and its networking agreement with AXA Network.

   In addition to using brokers and dealers to execute portfolio security transactions for accounts under their management, AXA Equitable, AllianceBernstein, and AXA Advisors may also enter into other types of business and securities transactions with brokers and dealers, which will be unrelated to allocation of the AXA Equitable Funds' portfolio transactions.

6. Asset Charges

   Charges and fees relating to the Fund are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Fund. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Fund units or (ii) reduction in unit value.

   RIA

   Charges and fees relating to the Fund are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Fund. Depending upon the terms of a contract, sales-related fees and operating expenses are paid by the contract holder
   (i) by a reduction of an appropriate number of Fund units or (ii) reduction in unit value from contractowners. Fees with respect to the Retirement Investment Account (RIA) contracts are as follows:

   INVESTMENT MANAGEMENT FEE:

   An annual rate of 0.08% of the net assets attributable to RIA units is assessed for the AllianceBernstein Common Stock Fund. This fee is reflected as a reduction in RIA unit value.

   ADMINISTRATIVE FEES:

   Contracts investing in the Fund are subject to certain administrative expenses according to contract terms. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) reduction in unit value. These fees may include:

   Ongoing Operations Fee -- An expense charge is made based on the combined net balances of each fund. Depending upon when the employer adopted RIA, the monthly rate ranges from 1/12 of 1.25% to 1/12 of 0.50% or from 1/12 of 1.25% to 1/12 of 0.25%.

   Participant Recordkeeping Services Charge -- Employers electing RIA's optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan.

   Contingent Withdrawal Charge -- Certain withdrawals are subject to defined contingent withdrawal charges.
   The maximum charge is 6% of the total plan assets withdrawn.

   Loan Fee -- A loan fee equal to 1% of the amount withdrawn as loan principal is deducted on the date the plan loan is made.

   OPERATING AND EXPENSE CHARGES:

   In addition to the charges and fees mentioned above, the Fund is charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. These charges and fees are reflected as reductions of unit value.

   MRP

   Charges and fees relating to the Fund paid to AXA Equitable are deducted in accordance with the terms of the various contracts which participate in the Fund. With respect to the Members Retirement Program these expenses consist of investment management, program expense charge, direct expenses and record maintenance. These charges and fees are paid to AXA Equitable. Fees with respect to the Members Retirement Program contracts are as follows:

 . Program Expense Charge -- AXA Equitable assesses a Program expense charge on a monthly basis, which is charged against accounts in the plans that invest in the Separate Account. AXA Equitable determines the Program expense charge for each plan on the last day of each month, based on two factors: (1) the average account value of the accounts in the plan, and
     (2) the value of the

                                    FSA-18

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

6. Asset Charges (Continued)

     total plan assets invested in the Members Retirement Program by the plan, on that date. The Program expense charge is applied to all assets in the plan. All participants in a plan pay the Program expense charge at the same percentage rate, regardless of individual account value. The maximum program expense charge is 1.00%.

  . Investment Management Fees -- An expense charge is made daily at an effective annual rate of 0.30% of the net assets of the AllianceBernstein Growth Equity Fund. This is fee is reflected as a reduction in MRP unit value.

  . Direct Operating and Other Expenses -- In addition to the charges and fees mentioned above, the Fund is charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. This is fee is reflected as a reduction in MRP unit value.

  . A record maintenance and report fee of $3.75 per participant is deducted quarterly as a liquidation of fund units.

   EPP

   Charges and fees relating to the Fund are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts, which participate in the Fund. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Fund Units or (ii) reduction in unit value. Fees with respect to the Equi-Pen-Plus Master Plan and Retirement Trust are as follows:

   INVESTMENT MANAGEMENT FEE:

   An annual rate of 0.08% of the total plan and trust net assets is deducted daily for the AllianceBernstein Common Stock Fund. This fee is reflected as reduction in EPP unit value.

   ADMINISTRATIVE FEES:

   Ongoing Operations Fee -- An expense charge is made based on each client's combined balance of Master Plan and Trust net assets in the Funds and AXA Equitable's Fixed Income Accounts at a monthly rate of 1/12 of (i) 1% of the first $500,000, (ii) 0.75% of the next $500,000 and (iii) 0.50% of the excess over $1,000,000. The ongoing operations fee is generally paid via a liquidation of units held in the fund.

   Participant Recordkeeping Services Charge -- Employers electing Equi-Pen-Plus's optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. The participant recordkeeping service charge is generally paid via a liquidation of units held in the fund.

   Withdrawal Charge -- A charge is applied if the client terminates plan participation in the Master Retirement Trust ("Master Trust") and if the client transfers assets to another funding agency before the fifth anniversary of the date AXA Equitable accepts the participation agreement. The redemption charge is generally paid via a liquidation of units held in the fund and will be based on the following schedule:

FOR TERMINATION OCCURRING IN:       WITHDRAWAL CHARGE:
-----------------------------  ------------------------------
       Years 1 and 2.......... 3% of all Master Trust assets
       Years 3 and 4.......... 2% of all Master Trust assets
       Year 5................. 1% of all Master Trust assets
       After Year 5........... No Withdrawal Charge

   Operating and Expense Charges:

   In addition to the charges and fees mentioned above, the Separate Account No. 4 is charged for certain costs and expenses directly related to their operations. These may include custody, audit and printing of reports. These charges and fees are reflected as reduction of unit value.

   INSTITUTIONAL

   ASSET MANAGEMENT FEES

   Asset management fees are charged to clients investing in the Separate
   Account.

   Asset management fees for the Growth Stock Account is an expense charge determined monthly with an effective annual rate of 0.08%.

                                    FSA-19

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

6. Asset Charges (Concluded)


   Asset management fees are paid to AXA Equitable. Clients can either pay the fee directly by remittance to the Separate Account or via liquidation of units held in the Separate Account.

   ADMINISTRATIVE FEES

   Certain client contracts provide for a fee for administrative services to be paid directly to AXA Equitable. This administrative fee is calculated according to the terms of the specific contract and is generally paid via a liquidation of units held in the funds in which the contract invests. The payment of the fee for administrative services has no effect on other Separate Account clients or the unit values of the Separate Account.

   OPERATING AND EXPENSE CHARGES

   In addition to the charges and fees mentioned above, Separate Account No. 4 is charged for certain costs and expenses directly related to its operations. These charges may include custody and audit fees, and result in reduction of Separate Account unit values.

7. Changes in Units Outstanding

   Accumulation units issued and redeemed as of December 31, were (in thousands):


               ALLIANCEBERNSTEIN
               COMMON STOCK FUND
               ----------------
               2013      2012
               ----      ----
RIA
Issued........  --        --
Redeemed......  (1)       (1)
               ---       ---
Net Decrease..  (1)       (1)
               ===       ===

               ALLIANCEBERNSTEIN
               GROWTH EQUITY FUND
               ----------------
               2013      2012
               ----      ----
MRP
Issued........   9        12
Redeemed...... (17)      (15)
               ---       ---
Net Decrease..  (8)       (3)
               ===       ===

               ALLIANCEBERNSTEIN
               COMMON STOCK FUND
               ----------------
               2013      2012
               ----      ----
EPP
Issued........  --        --
Redeemed......  --        (2)
               ---       ---
Net Decrease..  --        (2)
               ===       ===

               GROWTH STOCK
                ACCOUNT
               ----------------
               2013      2012
               ----      ----
INSTITUTIONAL
Issued........  --        --
Redeemed......  (1)       --
               ---       ---
Net Decrease..  (1)       --
               ===       ===

8. Financial Highlights

   AXA Equitable issues a number of registered group annuity contracts that allow employer plan assets to accumulate on a tax-deferred basis. The contracts are typically designed for employers wishing to fund defined benefit, defined contribution and/or 401(k) plans. Annuity contracts available through AXA Equitable are the Retirement Investment Account ("RIA"), Members Retirement Program ("MRP"), and Equi-Pen-Plus ("EPP") (collectively, the Plans). Assets of the Plans are invested in a number of investment Funds (available Funds vary by Plan).

                                    FSA-20

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2013

8. Financial Highlights (Concluded)


   Institutional units presented on the Statement of Assets and Liabilities reflect investments in the Fund by contractowners of group annuity contracts issued by AXA Equitable. Institutional unit values are determined at the end of each business day. Institutional unit values reflect the investment performance of the Fund for the day and charges and expenses deducted by the Fund. Contract unit values (RIA, MRP, and EPP) reflect the same investment results, prior to deduction for contract specific charges, earned by the Institutional units. In addition, contract unit values reflect certain investment management and accounting fees, which vary by contract. These fees are charged as a percentage of net assets and are disclosed below for the Plans as a percentage of net assets attributable of such units.

   Shown below is accumulation unit value information for units outstanding of Separate Account No. 4 (Pooled) for the periods indicated.

                                                      YEARS ENDED DECEMBER 31,
                                        ---------------------------------------------------
                                                      UNITS    ACCUMULATION
                                          UNIT     OUTSTANDING  UNIT VALUE   TOTAL   EXPENSE
                                          VALUE      (000S)       (000S)    RETURN** RATIO*
                                        ---------- ----------- ------------ -------- -------

SEPARATE ACCOUNT NO. 4
ALLIANCEBERNSTEIN COMMON STOCK FUND
2013. RIA* - contract charge 0.08% (a)  $ 1,330.14       2       $ 3,290     33.23%   0.20%
2012. RIA* - contract charge 0.08% (a)  $   998.36       3       $ 3,083     15.86%   0.11%
2011. RIA* - contract charge 0.08% (a)  $   861.69       4       $ 3,275      3.57%   0.16%
2010. RIA* - contract charge 0.08% (a)  $   831.98       5       $ 3,964     17.68%   0.15%
2009. RIA* - contract charge 0.08% (a)  $   707.01       6       $ 4,278     38.76%   0.27%

2013. EPP* - contract charge 0.08% (a)  $ 1,380.15       1       $ 1,468     33.23%   0.20%
2012. EPP* - contract charge 0.08% (a)  $ 1,035.90       1       $ 1,102     15.86%   0.11%
2011. EPP* - contract charge 0.08% (a)  $   894.10       3       $ 2,616      3.57%   0.16%
2010. EPP* - contract charge 0.08% (a)  $   863.26       3       $ 2,645     17.68%   0.15%
2009. EPP* - contract charge 0.08% (a)  $   733.59       3       $ 2,311     38.81%   0.24%

ALLIANCEBERNSTEIN GROWTH EQUITY FUND
2013. MRP* - contract charge 0.30% (a)  $   519.39      69       $35,727     32.93%   0.42%
2012. MRP* - contract charge 0.30% (a)  $   390.71      77       $30,232     15.60%   0.33%
2011. MRP* - contract charge 0.30% (a)  $   337.99      80        27,159      3.34%   0.38%
2010. MRP* - contract charge 0.30% (a)  $   327.07      90        29,313     17.42%   0.37%
2009. MRP* - contract charge 0.30% (a)  $   278.54     100       $27,854     38.52%   0.47%

GROWTH STOCK ACCOUNT
2013. Institutional                     $14,372.16       3       $46,675     33.34%   0.12%
2012. Institutional                     $10,778.36       4       $40,660     15.95%   0.03%
2011. Institutional                     $ 9,295.69       4       $36,625      3.65%   0.08%
2010. Institutional                     $ 8,968.01       4       $38,455     17.77%   0.07%
2009. Institutional                     $ 7,614.89       5       $42,087     38.95%   0.15%

   ----------
  (a)Contract Charge as described in Note 6 included in these financial statements.
   * Expenses as a percentage of average net assets (at the rates indicated) consisting of mortality and expense charges and other expenses for each period presented. The ratios included only those expenses that result in a direct reduction to unit values.
   **These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return is calculated for each period indicated from the effective date through the end of the reporting period.

9. Investment Income Ratios

   Shown below are the investment income ratios throughout the periods indicated for Separate Account No. 4. The investment income ratio is calculated by taking the gross investment income earned divided by the average net assets of a fund during the periods indicated.

                          YEARS ENDED DECEMBER 31,
                        ----------------------------
                        2013  2012  2011  2010  2009
                        ----  ----  ----  ----  ----
Separate Account No. 4. 1.71% 1.88% 1.54% 2.00% 1.69%

10.Subsequent Events

   All material subsequent transactions and events have been evaluated for the period from December 31, 2013 through the date on which the financial statements were issued. It has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

                                    FSA-21

Members Retirement Program

STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2014


--------------------------------------------------------------------------------


This Statement of Additional Information (''SAI'') is not a prospectus. You should read this SAI in conjunction with AXA Equitable's prospectus dated May 1, 2014 for the Members Retirement Program.


A copy of the prospectus to which this SAI relates is available at no charge by writing to AXA Equitable at Box 4875, Syracuse, New York 13221 or by calling our toll-free telephone number, in the U.S., 1-800-526-2701 or 1-800-526-2701-0 from France, Israel, Italy, Republic of Korea, Switzerland, and the United Kingdom. Definitions of special terms used in this SAI are found in the prospectus.


Certain of the cross references in this SAI are contained in the prospectus dated May 1, 2014 to which this SAI relates.



      TABLE OF CONTENTS
                                                                     PAGE
                                                                   IN SAI

      Who is AXA Equitable?                                             2

      Funding of the Program                                            2

      Your responsibilities as employer                                 2

      Procedures for withdrawals, distributions and transfers           2

      Provisions of the IRS Pre-Approved Plan                           4

      Investment restrictions and certain investment techniques
        applicable to the AllianceBernstein Growth Equity,
        AllianceBernstein Mid Cap Growth and AllianceBernstein
        Balanced Funds                                                  7

      Portfolio holdings policy for the Pooled Separate Accounts        8

      Fund transactions                                                 8

      Investment management and accounting fee                          9

      Portfolio managers' information (AllianceBernstein Growth
        Equity Fund, AllianceBernstein Mid Cap Growth Fund
        and AllianceBernstein Balanced Fund)                           10

      Investment professional conflict of interest disclosure          13

      Portfolio manager compensation                                   13

      Distribution of the contracts                                    14

      Custodian and independent registered public accounting firm      14

      Our management                                                   15

      Financial statements index                                       20

      Financial statements                                          FSA-1




            Copyright 2014 by AXA Equitable Life Insurance Company,

            1290 Avenue of the Americas, New York, New York 10104.
                             All rights reserved.


                                                                        #612115

WHO IS AXA EQUITABLE?

We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

FUNDING OF THE PROGRAM

The Program is primarily funded through a group annuity contract issued by AXA Equitable. The Trustee holds the contract for the benefit of employers and participants in the Program.

YOUR RESPONSIBILITIES AS EMPLOYER


If you adopt the IRS Pre-Approved Plan, you as the employer and plan administrator will have certain responsibilities, including:


..   sending us your contributions at the proper time and in the proper format
    (including contribution type and fiscal year);

..   maintaining all personnel records necessary for administering your plan;

..   determining who is eligible to receive benefits;

..   forwarding to us and, when required signing, all the forms your employees are required to submit;

..   distributing summary plan descriptions, confirmation notices, quarterly notices and participant annual reports to your employees and former employees;

..   distributing our prospectuses and confirmation notices to your employees and, in some cases, former employees;

..   filing an annual information return for your plan with the Department of
    Labor, or Internal Revenue Service if required;

..   providing us the information with which to run special non-discrimination tests, if you have a 401(k) plan or your plan accepts post-tax employee or employer matching contributions;

..   determining the amount of all contributions for each participant in the plan;

..   forwarding salary deferral, including designated Roth contributions if applicable, and post-tax employee contributions to us as soon as administratively feasible (and in any event, no later than the 15th business day of the month following the month in which the employer withholds or receives participant contributions.) The Department of Labor provides that if any employer (with less than 100 participants) deposits participant contribution amounts within seven business days of when they are withheld or received then it is considered to be a timely deposit and satisfies the plan asset rules.

..   selecting interest rates and monitoring default procedures if you elect the loan provision in your plan; and

..   providing us with written instructions for allocating amounts in the plan's forfeiture account.

If you, as an employer, have an individually designed plan, your responsibilities will not be increased in any way by adopting the Pooled Trust for investment only.

We can provide guidance and assistance in the performance of your responsibilities. If you have questions about any of your obligations, you can contact our Account Executives at 1-800-526-2701 or write to us at Box 4875, Syracuse, New York 13221.

PROCEDURES FOR WITHDRAWALS, DISTRIBUTIONS AND TRANSFERS


PRE-RETIREMENT WITHDRAWALS. Under the IRS Pre-Approved Plan, self-employed persons generally may not receive a distribution prior to age 59 1/2, and employees generally may not receive a distribution prior to severance from employment. However, if the Plans are maintained as profit sharing plans, you may request distribution of benefits after you reach age 59 1/2 even if you are still working, as long as you are 100% vested.

If the IRS Pre-Approved Plan is maintained as a 401(k) plan and you are under age 59 1/2, you may withdraw your own 401(k) elective deferral contributions (either pre-tax or Roth), only if you demonstrate financial hardship within the meaning of applicable income tax regulations and the employer has elected this option on its adoption agreement. In a 401(k) plan, a distribution on account of a hardship is limited to the maximum distributable amount. That amount does not include earnings, qualified non-elective contributions and qualified matching contributions. Each withdrawal must be at least $1,000 (or, if less, your entire account balance or the amount of your hardship withdrawal under a 401(k) plan). If your employer terminates the plan, all amounts (subject to GRA restrictions) may be distributed to participants at that time (except elective deferral contribution amounts including Roth if there is a successor plan).

You may withdraw all or part of your Account Balance under the IRS Pre-Approved Plan is attributable to post-tax employee contributions at any time, subject to any withdrawal restrictions applicable to the Investment Options, provided that you withdraw at least $300 at a time (or, if less, your Account Balance attributable to post-tax employee contributions). See ''Tax information'' in the prospectus. If an employer's 401(k) plan permits, an employee may designate some or all of elective deferral contributions as ''designated Roth contributions'', which are made on a post-tax basis to the 401(k) arrangement. These contributions are subject to the same withdrawal restrictions as pre-tax elective deferral contributions.


We pay all benefit payments (including withdrawals due to plan terminations) in accordance with the rules described below in the ''Benefit Distributions'' discussion. We effect all other participant withdrawals as of the close of the business day we receive the properly completed form.

In addition, if you are married, your spouse may have to consent in writing before you can make any type of withdrawal, except for the purchase of a Qualified Joint and Survivor Annuity. See ''Spousal Consent Requirement'' later in this SAI.

Under an individually designed plan, the availability of pre-retirement withdrawals depends on the terms of the plan. We suggest that you ask your employer what types of withdrawals are available under your plan.

Transfers and withdrawals from certain investment funds may be delayed if there is any delay in redemption of shares of the respective mutual funds in which the Funds invest. We generally do not expect any delays.

PLEASE NOTE THAT GENERALLY YOU MAY NOT MAKE WITHDRAWALS FROM THE GUARANTEED RATE ACCOUNTS PRIOR TO MATURITY, EVEN IF THE EMPLOYER PLAN PERMITS WITHDRAWALS PRIOR TO THAT TIME. SEE ''PREMATURE WITHDRAWALS AND TRANSFERS FROM A GRA'' BELOW.


BENEFIT DISTRIBUTIONS. In order for you to begin receiving benefits under the IRS Pre-Approved Plan, your employer must send us your properly completed Election of Benefits form and, if applicable, Beneficiary Designation form. Your benefits will commence according to the provisions of your plan.


Under an individually designed plan, your employer must send us a request for disbursement form. We will process single sum payments as of the close of business on the day we receive a properly completed form. A check payable to the plan's trustee will be forwarded within five days after processing begins. If you wish to receive annuity payments, your plan's trustee may purchase a variable annuity contract from us. We will pay annuity payments directly to you and payments will commence according to the provisions of your plan.

Please note that we use the value of your vested benefits at the close of the business day payment is due to determine the amount of benefits you receive. We will not, therefore, begin processing your check until the following business day. You should expect your check to be mailed within five days after processing begins. Annuity checks can take longer. If you would like expedited delivery at your expense, you may request it on your Election of Benefits Form.

Distributions under a qualified retirement plan such as yours are subject to extremely complicated legal requirements. When you are ready to retire, we suggest that you discuss the available payment options with your employer or financial advisor. Our Account Executives can provide you or your employer with information.

MANDATORY CASHOUTS. The Internal Revenue Code of 1986 (Code) provides that a trust under a qualified plan would not be a qualified trust unless the plan provides that when a mandatory distribution of more than $1,000 is to be made and the participant does not elect a distribution, the plan administrator must rollover such distribution to an individual retirement plan and must provide the plan participant with notice of such transfer.


DEATH BENEFITS. If a participant in the IRS Pre-Approved Plan dies without designating a beneficiary, the vested benefit will automatically be paid to the spouse or, if the participant is not married, to the participant's surviving children. If the participant has no surviving children, the participant's vested benefit will be paid to the participant's estate.


ELIGIBLE ROLLOVER DISTRIBUTIONS AND FEDERAL INCOME TAX WITHHOLDING.

All ''eligible rollover distributions'' are subject to mandatory federal income tax withholding of 20% unless the participant elects to have the distribution directly rolled over to a qualified plan, 403(b), 457 and traditional individual retirement arrangement (IRA). An ''eligible roll-over distribution'' is generally any distribution that is not one of a series of substantially equal periodic payments made (not less frequently than annually): (1) for the life (or life expectancy) of the plan participant or the joint lives (or joint life expectancies) of the plan participant and his or her designated beneficiary, or (2) for a specified period of 10 years or more. In addition, the following are not subject to mandatory 20% withholding:

..   hardship withdrawals;

..   certain corrective distributions under Code Section 401(k) plans;

..   loans that are treated as distributions;

..   a distribution to a beneficiary other than to a surviving spouse or a current or former spouse under a qualified domestic relations order;

..   a direct rollover to an inherited IRA maintained for the benefit of the beneficiary; and

..   required minimum distributions under Code Section 401(a)(9).

If we make a distribution to a participant's surviving spouse, or to a current or former spouse under a qualified domestic relations order, the distribution may be an eligible rollover distribution, subject to mandatory 20% withholding, unless one of the exceptions described above applies.

If a distribution is not an ''eligible rollover distribution,'' we will withhold income tax from all taxable payments unless the recipient elects not to have income tax withheld.

PREMATURE WITHDRAWALS AND TRANSFERS FROM A GRA. You may transfer amounts from other investment options to a GRA at any time. Transfers may not be made from one GRA to another or from a GRA to one of the other investment options until the maturity date of the GRA. Likewise, you may not remove amounts from a GRA prior to maturity in order to obtain a plan loan or make a hardship or in-service withdrawal. If your plan's assets are transferred to another funding vehicle from the Program or if your plan is terminated, we will continue to hold your money in GRAs until maturity. All such GRAs will be held in the Pooled Trust under the investment-only arrangement. See ''Guaranteed Rate Accounts'' in the prospectus.

We do not permit withdrawals before maturity unless your plan permits them and they are exempt or qualified, as we explain below. You may take exempt withdrawals without penalty at any time. Qualified withdrawals are subject to a penalty. We do not permit qualified withdrawals from a five-year GRA during the first two years after the end of its offering period. This rule does not apply if the amount of the applicable penalty is less than the interest you have accrued. If you have more than one GRA and you are taking a partial withdrawal or installments, we will first use amounts held in your most recently purchased three-year or five-year GRA that is available under the withdrawal rules for exempt and qualified withdrawals.

EXEMPT WITHDRAWAL. Amounts may be withdrawn without penalty from a GRA prior to its maturity if:

..   you are a professional age 59 1/2 or older and you elect an installment payout of at least three years or an annuity benefit;

..   you are not a professional and you attain age 59 1/2 or terminate employment;

..   you are disabled;

..   you attain age 70 1/2; or

..   you die.


If you are a participant under a plan which was adopted by an employer which is not a member of a professional association which makes the Program available as a benefit of membership, the above rules will be applied substituting the term ''highly compensated'' for ''professional'' and ''non-highly compensated'' for ''not a professional.'' For this purpose, ''highly compensated'' shall have the meaning set forth under ''Provisions of the IRS Pre-Approved Plan -- Contributions to the IRS Pre-Approved Plan'' later in this SAI.


QUALIFIED WITHDRAWAL. You may withdraw amounts with a penalty from a GRA prior to its maturity if you are a professional and are taking payments upon retirement after age 59 1/2 under a distribution option of less than three years duration. The interest paid to you upon withdrawal will be reduced by an amount calculated as follows:

(i)the amount by which the three-year GRA rate being offered on the date of withdrawal exceeds the GRA rate from which the withdrawal is made, times;

(ii)the years and/or fraction of a year until maturity, times; and

(iii)the amount withdrawn from the GRA.

We will make this calculation based on GRA rates without regard to deductions for the applicable Program expense charge. If the three-year GRA is not being offered at the time of withdrawal, the adjustment will be based on then current rates on U.S. Treasury notes or for a comparable option under the Program.

The interest rate adjustment will not reduce your proceeds below your contribution(s) to the GRA from which the withdrawal is taken plus interest of 1% per year. We make no adjustment if the current three-year GRA rate is equal to or less than the rate for the GRA from which we make the qualified withdrawal. We calculate a separate adjustment for each GRA. If the interest accumulated in one GRA is insufficient to recover the amount calculated under the formula, we will not deduct the excess from interest accumulated in any other GRAs of the same duration.

Example: You contribute $1,000 to a three-year GRA on January 1 with a rate of 4%. Two years later you make a qualified withdrawal. Your GRA balance is $1,082. The current GRA rate is 6%; (i) 6%-4%=2%, (ii) 2% X 1 year=2%, (iii) 2%
X $1,082=$21.64. The withdrawal proceeds would be $1,082-$21.64=$1,060.36.

MATURING GRAS. Your confirmation notice lists the maturity date for each GRA you hold.

You may arrange in advance for the reinvestment of your maturing GRAs by using AIMS or accessing the website on the Internet. (GRA maturity allocation change requests received on a business day before 4:00 P.M. Eastern Time are effective four days after we receive them. GRA maturity allocation change requests received after 4:00 P.M. Eastern Time or on a non-business day are effective four days after the next business day after we receive them.)

..   The instructions you give us remain in effect until you change them (again, your GRA maturity allocation change request will be processed as described above).

..   You may have different instructions for your GRAs attributable to employer contributions than for your GRAs attributable to employee contributions.

..   If you did not provide GRA maturity instructions, your maturing GRAs will be allocated to the AXA Moderate Allocation Portfolio.


PROVISIONS OF THE IRS PRE-APPROVED PLAN

PLAN ELIGIBILITY REQUIREMENTS. Under the IRS Pre-Approved Plan, the employer specifies the eligibility requirements for its plan in the Adoption Agreement. The employer may exclude any employee who has not attained a specified age (not to exceed 21) and completed a specified number of years (not to exceed two) in each of which he completed 1,000 hours of service. No more than one year of eligible service may be required for a 401(k) arrangement.


CONTRIBUTIONS TO QUALIFIED PLANS. We outline below the current federal income tax rules relating to contributions under qualified retirement plans. This outline assumes that you are not a participant in any other qualified retirement plan.

The employer deducts contributions to the plan in the year it makes them. As a general rule, an employer must make contributions for any year by the due date (including extensions) for filing its federal income tax return for that year. However, Department of Labor (''DOL'') rules generally require that the employer contribute participants' salary deferral contribution amounts, including designated Roth contributions if applicable, (or any non-Roth post-tax employee contribution amounts) under a 401(k) plan as soon as practicable after the payroll period applicable to a deferral. In any event, the employer must make these contributions no later than the 15th business day of the month following the month in which the employer withholds or receives participant contributions. The Department of Labor provides that if an employer (with less than 100 participants) deposits participant contribution amounts within seven business days of when they are withheld or received then it is considered to be a timely deposit and satisfies the plan asset rules.

If the employer contributes more to the plan than it may deduct under the rules we describe below, the employer (a) may be liable for a 10% penalty tax on that nondeductible amount and (b) may risk disqualifying the plan.


CONTRIBUTIONS TO THE IRS PRE-APPROVED PLAN. The employer makes annual contributions to its plan based on the plan's provisions.

An employer that adopts the IRS Pre-Approved Plan as a profit sharing plan makes discretionary contributions as it determines annually. The aggregate employer contribution to the plan may not exceed 25% of all participants' compensation for the plan year. For plan purposes, compensation for self-employed persons does not include deductible plan contributions on behalf of the self-employed person.


A 401(k) arrangement is available as part of the profit sharing plan. Employees may make pre-tax contributions to a plan under a 401(k) arrangement. The maximum amount that highly compensated employees may contribute depends on
(a) the amount that non-highly
compensated employees contribute and (b) the amount the employer designates as a non-forfeitable 401(k) contribution. Different rules apply to a SIMPLE 401(k) or safe harbor 401(k).

A designated Roth contribution feature which permits elective deferrals to be made on a post-tax basis ''Roth 401(k)'' option may be added to a 401(k) plan by an employer. These amounts can be withdrawn tax-free if it is considered a qualified Roth distribution. A qualified Roth distribution is one that is made at least five taxable years after the first designated Roth contribution is made under the plan and after attainment of age 59 1/2, death or disability.


For 2014, a ''highly compensated'' employee, for this purpose, is (a) an owner of more than 5% of the business, or (b) anyone with earnings of more than $115,000 from the business. For (b), the employer may elect to include only employees in the highest paid 20%. In any event, the maximum amount each employee may defer is limited to $17,500 for 2014 reduced by that employee's salary reduction contributions to simplified employee pension plans established before 1997 (SARSEPs), SIMPLE plans, employee contributions to tax deferred
Section 403(b) arrangements, and contributions deductible by the employee under a trust described under Section 501(c)(18) of the Internal Revenue Code. The maximum amount a participant may defer in a SIMPLE 401(k) plan for 2014 is $12,000.

The additional ''catch-up'' elective deferral for 2014 is up to $5,500 which can be made by any employees who are at least age 50 at any time during 2014.


Matching contributions to a 401(k) plan on behalf of a self-employed individual are no longer treated as elective deferrals, and are the same as matching contributions for other employees.

Employers may adopt a safe harbor 401(k) arrangement. Under this arrangement, an employer agrees to offer a matching contribution equal to (a) 100% of salary deferral contributions, both pre-tax and Roth, up to 3% of compensation and
(b) 50% of salary deferral contributions, both pre-tax and Roth that exceed 3% but are less than 5% of compensation or a 3% non-elective contribution to all eligible employees. These contributions must be non-forfeitable. If the employer makes these contributions and meets the notice requirements for safe harbor 401(k) plans, the plan is not subject to non-discrimination testing on salary deferral and matching or non-elective contributions described above.


If the employer adopts the IRS Pre-Approved Plan as a defined contribution pension plan, its contribution is equal to the percentage of each participant's compensation that the Adoption Agreement specifies.

Under any type of plan, an employer must disregard compensation in excess of $260,000 in 2014 in making contributions. This amount will generally be adjusted for cost-of-living changes in future years in $5,000 increments rounded to the next lowest multiple of $5,000. An employer may integrate contributions with Social Security. This means that contributions, for each participant's compensation, that exceed the integration level may be greater than contributions for compensation below the integration level. The Federal tax law imposes limits on this excess. Your Account Executive can help you determine the legally permissible contribution.

Except in the case of certain non-top heavy plans, contributions for non-key employees must be at least 3% of compensation (or, under the profit sharing plan, the percentage the employer contributes for key employees, if less than 3%). In 2014, ''key employee'' means (a) an officer of the business with earnings of more than $170,000 or (b) an owner of more than 5% of the business, or (c) an owner of more than 1% of the business with earnings of more than $150,000. For purposes of (a), no more than 50 employees (or, if less, the greater of three or 10% of the employees) shall be treated as officers.


Certain plans may also permit participants to make non-Roth post-tax contributions. We will maintain a separate account to reflect each participant's post-tax contributions and the earnings (or losses) on those contributions. Post-tax contributions are subject to complex rules under which the maximum amount that a highly compensated employee may contribute depends on the amount that non-highly compensated employees contribute. BEFORE PERMITTING ANY HIGHLY-COMPENSATED EMPLOYEE TO MAKE POST-TAX CONTRIBUTIONS, THE EMPLOYER SHOULD VERIFY THAT IT HAS PASSED ALL NON-DISCRIMINATION TESTS. If an employer employs only ''highly compensated'' employees (as defined above), the plan will not accept post-tax contributions. In addition, the employer may make matching contributions to certain plans, i.e., contributions that are based on the amount of post-tax or pre-tax 401(k) contributions that plan participants make. Special non-discrimination rules apply to matching contributions. These rules may limit the amount of matching contributions that an employer may make for highly compensated employees. These non-discrimination rules for matching contributions do not apply to SIMPLE and safe harbor 401(k) plans.


Contributions (including forfeiture amounts) for each participant in 2014 may not exceed the lesser of (a) $52,000 and (b) 100% of the participant's earnings (excluding, in the case of self-employed persons, all deductible plan contributions). The participant's post-tax contributions count toward this limitation.


Each participant's Account Balance equals the sum of the amounts accumulated in each investment option. We will maintain separate records of each participant's interest in each of the Investment Options attributable to employer contributions, 401(k) non-elective contributions, 401(k) elective contributions, post-tax employee contributions and employer matching contributions. We will also account separately for any amounts rolled over from a previous employer's plan. Our records will also reflect each participant's percentage of vesting (see below) in his/her Account Balance attributable to employer contributions and employer matching contributions.

The participant will receive quarterly notices and confirmation of certain transactions. The participant will also receive an annual statement showing the participant's Account Balance in each investment option attributable to each type of contribution. Based on information that you supply, we will run the required special non-discrimination tests (Actual Deferral Percentage and Actual Contribution Percentage) applicable to (a) 401(k) plans (other than SIMPLE 401(k) and safe harbor 401(k)) and (b) plans that accept post-tax employee contributions or employer matching contributions.

Non-discrimination tests do not apply to SIMPLE 401(k) plans, if the employer makes (a) a matching contribution equal to 100% of the amount of the elective deferral contribution, whether pre-tax or Roth, up to 3% of compensation, or
(b) a 2% non-elective contribution to all eligible employees. The employer must also follow the notification and filing requirements outlined in the Plan Document, to avoid non-discrimination tests.

Under a SIMPLE 401(k) the employer must offer all eligible employees the opportunity to defer part of their salary into the plan and make either a matching or non-elective contribution. The matching contribution must be 100% of the elective deferral contribution, whether pre-tax or Roth, up to 3% of compensation. The non-elective contribution is 2% of compensation, which the employer must make for all eligible employees, even those not deferring. The matching or non-elective contribution must be non-forfeitable. The employer must notify employees which contribution the employer will make 60 days before the beginning of the year.

Elective deferrals to a 401(k) plan are subject to applicable FICA (social security), Medicare and FUTA (unemployment) taxes. They may also be subject to the state income tax.

ALLOCATION OF CONTRIBUTIONS. You, as employer or participant, may allocate contributions among any number of the investment options. You may change allocation instructions at any time, and as often as needed, by calling our Account Investment Management System (''AIMS'') or accessing the website on the Internet. New instructions become effective on the business day we receive them. Employer contributions may be allocated in different percentages than employee contributions. The allocation percentages elected for employer contributions automatically apply to any 401(k) qualified non-elective contributions, qualified matching contributions, employer matching contributions, SIMPLE employer, safe harbor non-elective and safe harbor matching contributions and rollover contributions. Your allocation percentages for employee contributions automatically apply to any post-tax employee and salary deferral contributions (including pre-tax salary deferral and Roth contributions (post-tax salary deferral). IF WE HAVE NOT RECEIVED VALID INSTRUCTIONS, WE WILL ALLOCATE CONTRIBUTIONS TO THE AXA MODERATE ALLOCATION PORTFOLIO WHICH IS INTENDED TO BE A QUALIFIED DEFAULT INVESTMENT ATERNATIVE UNDER DOL REGULATIONS. You may, of course, transfer to another investment option at any time, and provide us with contribution allocation instructions for future contributions.

If you do not submit investment instructions, you will be treated as exercising actual control over your assets and the Plan's fiduciary will not be subject to fiduciary liability under ERISA if the Plan's fiduciary makes investments in default investment options in accordance with rules provided by the DOL. DOL has published final regulations that, consistent with the Pension Protection Act of 2006, instruct the Plan sponsors that the default investments must include a mix of asset classes consistent with capital preservation, long term capital appreciation or a blend of both. In order for this exemption to apply to the Plan's fiduciary, the fiduciary must select qualified default investment alternatives as defined in the regulations and the Plan must provide notice to participants of their rights and obligations within a reasonable time before the beginning of each plan year.


THE IRS PRE-APPROVED PLAN AND SECTION 404(C) OF ERISA. The IRS Pre-Approved Plan is a participant directed individual account plan designed to comply with the requirements of Section 404(c) of ERISA. Section 404(c) of ERISA, and the related Department of Labor (DOL) regulation, provide that if a participant or beneficiary exercises control over the assets in his or her plan account, plan fiduciaries will not be liable for any loss that is the direct and necessary result of the participant's or beneficiary's exercise of control. This means that if the employer plan complies with Section 404(c), participants can make and are responsible for the results of their own investment decisions.

The IRS Pre-Approved Plan is intending to comply with Section 404(c) must, among other things, (a) make a broad range of investment choices available to participants and beneficiaries and (b) provide them with adequate information to make informed investment decisions. The Investment Options and documentation available under the IRS Pre-Approved Plan provide the broad range of investment choices and information needed in order to meet the requirements of
Section 404(c). However, while our suggested summary plan descriptions, annual reports, prospectuses, and confirmation notices provide the required investment information, the employer is responsible for distributing this information in a timely manner to participants and beneficiaries. You should read this information carefully before making your investment decisions.

VESTING. Vesting refers to the participant's rights with respect to that portion of a participant's Account Balance attributable to employer contributions under the IRS Pre-Approved Plan. If a participant is ''vested,'' the amount or benefit in which the participant is vested belongs to the participant, and may not be forfeited. The participant's Account Balance attributable to (a) 401(k) contributions (including salary deferral, qualified non-elective and qualified matching contributions), (b) post-tax employee contributions and (c) rollover contributions always belongs to the participant, and is non-forfeitable at all times.

A participant becomes fully vested in all benefits if still employed at death, disability, attainment of normal retirement age or upon termination of the plan. If the participant terminates employment before that time, any benefits that have not yet vested under the plan's vesting schedule are forfeited. The normal retirement age is 65 under the IRS Pre-Approved Plan unless the employer elects a lower age on its Adoption Agreement.


Benefits must vest in accordance with any of the schedules below or one at least as favorable to participants:


-----------------------------------------------------------------------------------
                                                   SCHEDULE A SCHEDULE B SCHEDULE C
-----------------------------------------------------------------------------------
                    YEARS OF                         VESTED     VESTED     VESTED
                     SERVICE                       PERCENTAGE PERCENTAGE PERCENTAGE
-----------------------------------------------------------------------------------
                        1                               0%         0%       100%
                        2                              20          0        100
                        3                              40        100        100
                        4                              60        100        100
                        5                              80        100        100

                        6                             100        100        100
-----------------------------------------------------------------------------------



If the plan requires more than one year of service for participation in the plan, the plan must use Schedule C.


All contributions to a SIMPLE 401(k) plan are 100% vested and not subject to the vesting schedule above. This rule, however, does not apply to employer and matching contributions made to a plan before the plan is amended to become a SIMPLE 401(k) plan. Non-elective and matching contributions required under a safe harbor 401(k) arrangement are 100% vested and not subject to the vesting schedule above.

Employer contributions are required to vest at least as quickly as under a 3-year cliff or a 6-year ''graded vesting'' schedule. The 6-year schedule requires 20% vesting after 2 years of service increasing 20% per year thereafter.

INVESTMENT RESTRICTIONS AND CERTAIN INVESTMENT TECHNIQUES APPLICABLE TO THE ALLIANCEBERNSTEIN GROWTH EQUITY, ALLIANCEBERNSTEIN MID CAP GROWTH AND ALLIANCEBERNSTEIN BALANCED FUNDS

(FOR AN EXPLANATION OF THE INVESTMENT RESTRICTIONS APPLICABLE TO ALL FUNDS OTHER THAN THE ALLIANCEBERNSTEIN GROWTH EQUITY FUND, THE ALLIANCEBERNSTEIN MID CAP GROWTH FUND AND THE ALLIANCEBERNSTEIN BALANCED FUND, SEE ''INVESTMENT RESTRICTIONS'' IN THE APPLICABLE TRUST STATEMENT OF ADDITIONAL INFORMATION.)

None of the AllianceBernstein Mid Cap Growth, AllianceBernstein Growth Equity and AllianceBernstein Balanced Funds will:

..   trade in foreign exchanges (except the AllianceBernstein Balanced Fund will trade in foreign exchanges, except those that fall into the MSCI Emerging Markets country definition, with respect to the Global Equity sub-portfolio;

..   trade in commodities or commodity contracts (except the AllianceBernstein
    Balanced Fund is permitted to enter into hedging transactions through the use of currency forwards, as described in the prospectus);

..   make an investment in order to exercise control or management over a company;

..   underwrite the securities of other companies, including purchasing securities that are restricted under the 1933 Act or rules or regulations thereunder (restricted securities cannot be sold publicly until they are registered under the 1933 Act), except as stated below;

..   make short sales, except when the Fund has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held so long as they are in a short position;

..   purchase real estate or mortgages, except as stated below. The Funds may buy shares of real estate investment trusts listed on stock exchanges;

..   have more than 5% of its assets invested in the securities of any one registered investment company. A Fund may not own more than 3% of an investment company's outstanding voting securities. Finally, total holdings of investment company securities may not exceed 10% of the value of the Fund's assets;

..   purchase any security on margin or borrow money except for short-term credits necessary for clearance of securities transactions;

..   make loans, except loans through the purchase of debt obligations or through entry into repurchase agreements; or

..   invest more than 10% of its total assets in restricted securities, real estate investments, or portfolio securities not readily marketable.

The AllianceBernstein Growth Equity and AllianceBernstein Balanced Funds will not make an investment in an industry if that investment would make the Fund's holding in that industry exceed 25% of its assets. The United States government, and its agencies and instrumentalities, are not considered members of any industry.

The AllianceBernstein Growth Equity Fund will not purchase or write puts and calls (options). The AllianceBernstein Mid Cap Growth Fund will not purchase or write puts (options).

The following investment techniques may be used by the AllianceBernstein Balanced Fund:

Mortgage-related securities -- The AllianceBernstein Balanced Fund may invest in mortgage-related securities (including agency and nonagency fixed, ARM and hybrid pass throughs, agency and non-agency CMO's, commercial mortgage-backed securities and dollar rolls). Principal and interest payments made on mortgages in the pools are passed through to the holder of securities. Payment of principal and interest on some mortgage-related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association, or ''GNMA''), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Corporation (''FNMA'') or the Federal Home Loan Mortgage Corporation (''FHLMC''), which were until recently supported only by discretionary authority of the U.S. Government to purchase the agency's obligations and are now guaranteed by Preferred Stock Purchase Agreements (each a "PSPA") under which, if the Federal Housing Finance Agency ("FHFA") determines that FNMA's or FHLMC's liabilities have exceeded its assets under Generally Accepted Accounting Principles, the U.S. Treasury will contribute cash capital to the entity in an amount equal to the difference between liabilities and assets. Mortgage-related securities created by non-governmental issuers (such as financial institutions, and other secondary market issuers) may be supported by various forms of insurance or guarantees.

Collateralized Mortgage Obligations -- The AllianceBernstein Balanced Fund may invest in collateralized mortgage obligations (''CMOs''). CMOs are debt obligations that were developed specifically to reallocate the various risks inherent in mortgage-backed securities across various bond classes or tranches. They are collateralized by underlying mortgage loans or pools of mortgage-pass-through securities. They can be issued by both agency (GNMA, FHLMC or FNMA) or non-agency issuers. CMOs are not mortgage pass-though securities. Rather, they are pay-through securities, i.e. securities backed by cash flow from the underlying mortgages. CMOs are typically structured into multiple classes, with each class bearing a different stated maturity and having different payment streams. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal payments only after the shorter class or classes have been retired.

Asset-Backed Securities -- The AllianceBernstein Balanced Fund may purchase asset-backed securities. The securitization techniques used to develop mortgage-related securities are also applied to a broad range of financial assets. Through the use of trusts and special purpose vehicles, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are securitized in structures similar to the structures used in mortgage securitizations.

The AllianceBernstein Balanced Fund may invest in other asset-backed securities that may be developed in the future or as would be deemed appropriate.

Non-U.S. Debt -- The AllianceBernstein Balanced Fund may invest in non-U.S. sovereign and corporate debt issued in U.S. Dollars.

Hedging Transactions -- The AllianceBernstein Balanced Fund may engage in transactions which are designed to protect against potential adverse price movements in securities owned or intended to be purchased by the Fund.

Zero-Coupon Bonds -- The AllianceBernstein Balanced Fund may invest in zero-coupon bonds. Such bonds may be issued directly by agencies and instrumentalities of the U.S. Government or by private corporations. Zero-coupon bonds may originate as such or may be created by stripping an outstanding bond. Zero-coupon bonds do not make regular interest payments. Instead, they are sold at a deep discount from their face value. Because a zero-coupon bond does not pay current income, its price can be very volatile when interest rates change.

Repurchase Agreements -- Repurchase agreements are currently entered into with creditworthy counterparties including broker-dealers, member banks of the Federal Reserve System or ''primary dealers'' (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements are often for short periods such as one day or a week, but may be longer. Investments may be made in repurchase agreements pertaining to the marketable obligations of, or marketable obligations guaranteed by, the United States Government, its agencies or instrumentalities.

Foreign Currency Forward Contracts -- The AllianceBernstein Balanced Fund may enter into contracts for the purchase or sale of a specific foreign currency at a future date at a price set at the time of the contract. The Fund will enter into such forward contracts for hedging purposes only.

PORTFOLIO HOLDINGS POLICY FOR THE POOLED SEPARATE ACCOUNTS

It is the policy of the Pooled Separate Accounts (the ''Separate Accounts'') to safeguard against misuse of their portfolio holdings information and to prevent the selective disclosure of such information. Each Separate Account will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The portfolio holdings information for the Separate Accounts including, among other things, the top ten holdings and complete portfolio holdings, is available on a monthly basis and generally can be obtained by contract holders/participants or their consultants, free of charge, 30 days after the month end by calling 1-866-642-3127. AXA Equitable has established this procedure to provide prompt portfolio holdings information so that contract-holders and their consultants can perform effective oversight of plan investments.

On a case-by-case basis, AXA Equitable may approve the disclosure of non-public portfolio holdings and trading information to particular individuals or entities in appropriate circumstances. In all cases, the approval of release of non-public portfolio holdings or trading information will be conditioned on the obligation of the recipient not to trade on the non-public information. Neither AXA Equitable nor its investment advisor, AllianceBernstein L.P., discloses non-public portfolio holdings or portfolio trade information of any Separate Account to the media.

In addition, with the approval of our investment officers, non-public portfolio holdings information may be provided as part of the legitimate business activities of each Separate Account to the following service providers and other organizations: auditors; the custodian; the accounting service provider, the administrator; the transfer agent; counsel to the Separate Accounts; regulatory authorities; pricing services; and financial printers. The entities to whom we or the investment advisor voluntarily provide holdings information, either by explicit agreement or by virtue of their respective duties to each Separate Account, are required to maintain the confidentiality of the information disclosed, including an obligation not to trade on non-public information. As of the date of this SAI, we have on-going arrangements to provide non-public portfolio holdings information to the following service providers: JPMorgan Chase, State Street-Kansas City, PricewaterhouseCoopers LLP, Capital Printing Systems, Inc., and RR Donnelley. Each of these arrangements provides for on-going disclosure of current portfolio holdings information so that the entity can provide services to the Separate Accounts. These service providers do not provide any compensation to AXA Equitable, the Separate Accounts or any affiliates in return for the disclosure of non-public portfolio holdings information.

Until particular portfolio holdings information has been released in regulatory filings or is otherwise available to contract holders and/or participants, and except with regard to the third parties described above, no such information may be provided to any party without the approval of our investment officers or the execution by such third party of an agreement containing appropriate confidentiality language which has been approved by our Legal Department. We will monitor and review any potential conflicts of interest between the contract holders/participants and AXA Equitable and its affiliates that may arise from potential release of non-public portfolio holdings information. We will not release portfolio holdings information unless it is determined that the disclosure is in the best interest of its contract holders/participants and there is a legitimate business purpose for such disclosure. No compensation is received by AXA Equitable or its affiliates or any other person in connection with the disclosure of portfolio holdings information.

FUND TRANSACTIONS


The AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are charged for securities brokers' commissions, transfer taxes and other fees relating to securities transactions. Transactions in equity securities for each of these Funds are executed primarily through brokers that receive a commission paid by the Fund. The brokers are selected by AllianceBernstein L.P. (''AllianceBernstein''). For 2013, 2012 and 2011, the AllianceBernstein Growth Equity Fund paid $1,437, $1,089 and $813, respectively, in brokerage commissions; the AllianceBernstein Mid Cap Growth Fund paid $40,370, $33,922 and $30,343, respectively, in brokerage commissions; and the AllianceBernstein Balanced Fund paid $12,767, $19,354 and $10,568, respectively, in brokerage commissions.


AllianceBernstein seeks to obtain the best price and execution of all orders it places, considering all the circumstances. If transactions are executed in the over-the-counter market, they will deal with the principal market makers, unless more favorable prices or better execution is otherwise obtainable. There are occasions on which portfolio transactions for the Funds may be executed as part of concurrent authorizations to purchase or sell the same security for certain other accounts or clients advised by AllianceBernstein and

AXA Equitable. These concurrent authorizations potentially can be either advantageous or disadvantageous to the Funds. When these concurrent authorizations occur, the objective is to allocate the executions among the Funds and the other accounts in a fair manner.

Recently, the increasing number of low-cost automated order execution services have contributed to lower commission rates. These services, often referred to as ''low touch'' trading, take advantage of the electronic connectivity of market centers, eliminating the need for human intervention and thereby lowering the cost of execution. These services include: 1) direct market access
(DMA) options, in which orders are placed directly with market centers, such as NASDAQ or Archipelago; 2) aggregators, which allow access to multiple markets simultaneously; and 3) algorithmic trading platforms, which use complex mathematical models to optimize trade routing and timing.

AllianceBernstein also considers the amount and quality of securities research services provided by a broker. Typical research services include general economic information and analyses and specific information on and analyses of companies, industries and markets. Factors in evaluating research services include the diversity of sources used by the broker and the broker's experience, analytical ability, and professional stature. The receipt of research services from brokers tends to reduce the expenses in managing the Funds. This is taken into account when setting the expense charges.


Brokers who provide research services may charge somewhat higher commissions than those who do not. However, AllianceBernstein selects only brokers whose commissions are believed to be reasonable in all the circumstances. Of the brokerage commissions paid by the AllianceBernstein Growth Equity, AllianceBernstein Mid/Cap Growth and AllianceBernstein Balanced Funds during 2013, $67, $29,131 and $7,379, respectively, were paid to brokers providing research services on transactions of $38,304,218, $71,791,793 and $78,995,318, respectively.


AllianceBernstein periodically evaluates the services provided by brokers and prepares internal proposals for allocating among those various brokers business for all the accounts AllianceBernstein manages or advises. That evaluation involves consideration of the overall capacity of the broker to execute transactions, its financial condition, its past performance and the value of research services provided by the broker in servicing the various accounts advised or managed by AllianceBernstein. AllianceBernstein has no binding agreements with any firm as to the amount of brokerage business which the firm may expect to receive for research services or otherwise. There may, however, be understandings with certain firms that AllianceBernstein will continue to receive services from such firms only if such firms are allocated a certain amount of brokerage business. AllianceBernstein may try to allocate such amounts of business to such firms to the extent possible in accordance with the policies described above.

Research information obtained by AllianceBernstein may be used in servicing all accounts under their management, including AXA Equitable's accounts. Similarly, not all research provided by a broker or dealer with which the Funds transact business will necessarily be used in connection with those Funds.

Transactions for the Funds in the over-the-counter market are normally executed as principal transactions with a dealer that is a principal market-maker in the security, unless a better price or better execution can be obtained from another source. Under these circumstances, the Funds pay no commission. Similarly, portfolio transactions in money market and debt securities will normally be executed through dealers or underwriters under circumstances where the Fund pays no commission.

When making securities transactions for Funds that do not involve paying a brokerage commission (such as the purchase of short-term debt securities), AllianceBernstein seeks to obtain prompt execution in an effective manner at the best price. Subject to this general objective, AllianceBernstein may give orders to dealers or underwriters who provide investment research. None of the Funds will pay a higher price, however, and the fact that we or AllianceBernstein may benefit from such research is not considered in setting the expense charges.

In addition to using brokers and dealers to execute portfolio securities transactions for accounts AllianceBernstein manages, we or AllianceBernstein may enter into other types of business transactions with brokers or dealers. These other transactions will be unrelated to allocation of the Funds' portfolio transactions.

OTHER FUNDS. For those Funds that invest in corresponding Portfolios of AXA Premier VIP Trust and EQ Advisors Trust, see the statement of additional information for each Trust for information concerning the portfolio transactions of the Portfolios.

INVESTMENT MANAGEMENT AND ACCOUNTING FEE

The table below shows the investment management and financial accounting fees paid under the Program during each of the last three years. See ''Fee table''
section in the prospectus.


-------------------------------------------------------------------------------
FUND                                                   2013     2012     2011
-------------------------------------------------------------------------------
AllianceBernstein Growth Equity                      $ 97,325 $ 88,096 $ 86,364
-------------------------------------------------------------------------------
AllianceBernstein Mid Cap Growth                     $153,389 $135,098 $139,389
-------------------------------------------------------------------------------
AllianceBernstein Balanced                           $141,479 $130,170 $129,323
-------------------------------------------------------------------------------

PORTFOLIO MANAGERS' INFORMATION (ALLIANCEBERNSTEIN GROWTH EQUITY FUND, ALLIANCEBERNSTEIN MID CAP GROWTH FUND AND ALLIANCEBERNSTEIN BALANCED FUND)

The tables and discussion below provide information with respect to the portfolio managers who are primarily responsible for the day-to-day management of each Fund.


---------------------------------------------------------------------------------------------
          ALLIANCEBERNSTEIN GROWTH EQUITY FUND, SEPARATE ACCOUNT NO. 4 (''FUND'')
                            ALLIANCEBERNSTEIN L.P. (''ADVISER'')
                            INFORMATION AS OF DECEMBER 31, 2013
---------------------------------------------------------------------------------------------


                               (a)(2)For each person identified in column (a)(1), the number of other accounts of the Adviser managed by the person
                                     within each category below and the total assets in the
                                     accounts managed within each category below
                               -----------------------------------------------------------------
                                 Registered
                                 Investment               Other Pooled            Other
                                  Companies              Investment Vehicles    Accounts
                               -----------------------------------------------------------------
(a)(1)  Portfolio manager(s)    Number          Total     Number    Total     Number    Total
        of the Adviser named      of            Assets      of      Assets      of      Assets
        in the prospectus      Accounts         ($MM)    Accounts   ($MM)    Accounts   ($MM)
------------------------------------------------------------------------------------------------
Judith A. DeVivo                  21            20,206      17      3,165       82      25,864
------------------------------------------------------------------------------------------------


                               (a)(3)For each of the categories in column (a)(2), the number of accounts and the total assets in the accounts with
                                     respect to which the advisory fee is based on the
                                     performance of the account
                               --------------------------------------------------------------
                                 Registered
                                 Investment              Other Pooled           Other
                                  Companies            Investment Vehicles     Accounts
                               --------------------------------------------------------------
(a)(1)  Portfolio manager(s)    Number         Total    Number     Total    Number    Total
        of the Adviser named      of           Assets     of       Assets     of      Assets
        in the prospectus      Accounts        ($MM)    Accounts   ($MM)    Accounts   ($MM)
---------------------------------------------------------------------------------------------
Judith A. DeVivo                  --             --       --         --       --        --
---------------------------------------------------------------------------------------------


For a description of any material conflicts, please see ''Investment professional conflict of interest'' later in the SAI.

For compensation information, please see ''AllianceBernstein's compensation program'' later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

--------------------------------------------------------------------------------------------
                                           $10,001- $50,001- $100,001- $500,001-  OVER
PORTFOLIO MANAGER         NONE  $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
--------------------------------------------------------------------------------------------
Judith A. DeVivo           X
--------------------------------------------------------------------------------------------

The management of and investment decisions for the Fund's portfolio are made by AllianceBernstein's US Passive Team, which is responsible for management of all of AllianceBernstein's Passive accounts.

JUDITH A. DEVIVO -- SENIOR PORTFOLIO MANAGER -- INDEX STRATEGIES

Judith A. DeVivo is a Senior Vice President and Senior Portfolio Manager. She manages equity portfolios benchmarked to a variety of indices, including the S&P 500, S&P MidCap, MSCI EAFE, S&P SmallCap and Russell 2000, in addition to several customized accounts. DeVivo joined Alliance in 1971 and has held a variety of positions throughout the firm. Just prior to joining the Passive Management Group in 1984, she was head of portfolio administration for the firm. Location: New York


-----------------------------------------------------------------------------------------
        ALLIANCEBERNSTEIN MID CAP GROWTH FUND, SEPARATE ACCOUNT NO. 3 (''FUND'')
                          ALLIANCEBERNSTEIN L.P. (''ADVISER'')
                          INFORMATION AS OF DECEMBER 31, 2013
-----------------------------------------------------------------------------------------


                                  (a)(2)For each person identified in column (a)(1), the number of other accounts of the Advisor managed by the
                                        person within each category below and the total assets
                                        in the accounts managed within each category below
                                  --------------------------------------------------------------
                                    Registered               Other Pooled
                                    Investment                Investment           Other
                                     Companies                 Vehicles          Accounts
                                  --------------------------------------------------------------
(a)(1)  Portfolio manager(s)       Number          Total     Number   Total    Number   Total
        of the Adviser named         of            Assets      of     Assets     of     Assets
        in the Fund prospectus    Accounts         ($MM)    Accounts  ($MM)   Accounts  ($MM)
------------------------------------------------------------------------------------------------
John H. Fogarty                      29            8,076       22      759     26,648   5,717
------------------------------------------------------------------------------------------------


                                  (a)(3)For each of the categories in column (a)(2), the
                                        number of accounts and the total assets in the
                                        accounts with respect to which the advisory fee is
                                        based on the performance of the account
                                  --------------------------------------------------------
                                    Registered             Other Pooled
                                    Investment              Investment         Other
                                     Companies               Vehicles         Accounts
                                  --------------------------------------------------------
(a)(1)  Portfolio manager(s)       Number          Total   Number  Total   Number   Total
        of the Adviser named         of            Assets    of    Assets    of     Assets
        in the Fund prospectus    Accounts         ($MM)  Accounts ($MM)   Accounts ($MM)
------------------------------------------------------------------------------------------
John H. Fogarty                      --              --      --      --
------------------------------------------------------------------------------------------


Note: $MM means millions

For a description of any material conflicts, please see ''Investment professional conflict of interest disclosure'' later in the SAI.

For compensation information, please see ''Portfolio manager compensation'' later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

-----------------------------------------------------------------------------------------
                                        $10,001- $50,001- $100,001- $500,001-  OVER
PORTFOLIO MANAGER      NONE  $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
-----------------------------------------------------------------------------------------
John H. Fogarty         X
-----------------------------------------------------------------------------------------

The management of and investment decisions for the Fund's portfolio are made by Mr. John H. Fogarty. Mr. Fogarty relies heavily on the fundamental research efforts of the firm's extensive internal fundamental and quantitative research staff.

JOHN H. FOGARTY, CFA -- TEAM LEADER -- US MID CAP FUNDAMENTAL GROWTH AND PORTFOLIO MANAGER -- US GROWTH EQUITIES

John H. Fogarty has been Team Leader of US Mid Cap Fundamental Growth since late 2008. He joined the US Growth team in early 2009 as a Portfolio Manager for the US Growth and US Growth and Income services. In early 2012, Fogarty also became a Portfolio Manager for US Large Cap Growth. He rejoined the firm in 2007 as fundamental growth research analyst covering consumer-discretionary stocks in the US, having previously spent nearly three years as a hedge fund manager at Dialectic Capital Management and Vardon Partners. Fogarty began his career at Alliance Capital in 1988, performing quantitative research while attending Columbia. He started full time with the firm in 1992, joined the US Large Cap Growth team as a generalist and quantitative analyst in 1995, and became a US Large Cap Growth portfolio manager in 1997. Fogarty received his BA in history from Columbia University. He is a CFA charterholder. Location: New York


--------------------------------------------------------------------------------------------------
               ALLIANCEBERNSTEIN BALANCED FUND, SEPARATE ACCOUNT NO. 10 (''FUND'')
                              ALLIANCEBERNSTEIN L.P. (''ADVISER'')
                               INFORMATION AS OF DECEMBER 31, 2013
--------------------------------------------------------------------------------------------------


                                (a)(2)For each person identified in column (a)(1), the number of other accounts of the Advisor managed by the person
                                      within each category below and the total assets in the
                                      accounts managed within each category below
                                -----------------------------------------------------------------
                                  Registered               Other Pooled
                                  Investment                Investment             Other
                                   Companies                 Vehicles            Accounts
                                -----------------------------------------------------------------
(a)(1)  Portfolio manager(s)     Number          Total     Number    Total     Number    Total
        of the Adviser named       of            Assets      of      Assets      of      Assets
        in the prospectus       Accounts         ($MM)    Accounts   ($MM)    Accounts   ($MM)
-------------------------------------------------------------------------------------------------
Joshua Lisser                      21            20,261      17      3,165       82      25,864
-------------------------------------------------------------------------------------------------
Greg Wilensky                      38             8,628      30        917      135      12,500
-------------------------------------------------------------------------------------------------


                                (a)(3)For each of the categories in column (a)(2), the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the
                                      account
                                -------------------------------------------------------------------
                                   Registered                Other Pooled
                                   Investment                 Investment             Other
                                   Companies                   Vehicles             Accounts
                                -------------------------------------------------------------------
(a)(1)  Portfolio manager(s)     Number           Total     Number     Total     Number     Total
        of the Adviser named       of             Assets      of       Assets      of       Assets
        in the prospectus        Accounts          ($MM)    Accounts    ($MM)    Accounts    ($MM)
---------------------------------------------------------------------------------------------------
Joshua Lisser                      --               --        --         --        --         --
---------------------------------------------------------------------------------------------------
Greg Wilensky                      --               --
---------------------------------------------------------------------------------------------------


For a description of any material conflicts, please see ''Investment professional conflict of interest'' later in the SAI.

For compensation information, please see ''AllianceBernstein's compensation program'' later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

-----------------------------------------------------------------------------------------------
                                              $10,001- $50,001- $100,001- $500,001-  OVER
PORTFOLIO MANAGER             NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
-----------------------------------------------------------------------------------------------
Joshua Lisser                  X
-----------------------------------------------------------------------------------------------
Greg Wilensky                  X
-----------------------------------------------------------------------------------------------

AllianceBernstein Balanced Fund, Separate Account No. 10 (''Fund'') is managed by the following team members:

JOSHUA LISSER -- CHIEF INVESTMENT OFFICER -- INDEX STRATEGIES


Joshua Lisser is Chief Investment Officer of Index Strategies. He joined Alliance Capital in 1992 as a portfolio manager in the Index Strategies Group and developed the international and global risk-controlled equity services. Prior to that, Lisser was with Equitable Capital Management, specializing in derivative investment strategies. He holds a BA from the State University of New York, Binghamton, where he was elected a member of Phi Beta Kappa, and an MBA from New York University. Location: New York


GREG WILENSKY, CFA -- DIRECTOR -- US MULTI-SECTOR FIXED INCOME; DIRECTOR -- TREASURY INFLATION-PROTECTED SECURITIES PORTFOLIOS; DIRECTOR -- STABLE VALUE INVESTMENTS

Greg Wilensky is the lead member of the US Multi-Sector Fixed Income team. He has been responsible for the firm's US Treasury Inflation-Protected Securities
(TIPS) portfolios since 1999 and the firm's stable value business since 1998. Wilensky is also the co-chair of the Securitized Asset and Liquid Markets Research Review meeting. Prior to joining AllianceBernstein in 1996, he was a treasury manager in the corporate finance group at AT&T. Wilensky earned a BS in business administration from Washington University and an MBA from the University of Chicago. He is a member of the New York Society of Security Analysts and a CFA charterholder. Location: New York

SHAWN KEEGAN -- PORTFOLIO MANAGER

Shawn Keegan is a member of the Credit portfolio management team focusing on US and global portfolios. He is also a member of the US Core Fixed Income and Canada Fixed Income portfolio management teams, for which he serves as credit specialist for multisector strategies. Keegan first joined AllianceBernstein in 1997 as a portfolio assistant. He later spent a year at Aladdin Capital as a trader before rejoining the firm in 2001 as part of the US Core Fixed Income team. Keegan holds a BS in finance from Siena College. Location: New York

DOKYOUNG LEE -- DIRECTOR OF RESEARCH -- STRATEGIC ASSET ALLOCATION

Dokyoung Lee was appointed Director of Research -- Strategic Asset Allocation in June 2011. Lee joined the Blend Strategies group as a senior portfolio manager in 2005 and was named director of research for the group in 2008. From 2001 to 2005, he served in the Japan Value Investment Policy Group as a senior portfolio manager and senior quantitative analyst. Lee joined the firm in 1994 as a quantitative analyst working on the US Small Cap Value team; he was named a portfolio manager for Emerging Markets Value in 1997. Previously, he was a consultant with Andersen Consulting and KPMG Peat Marwick. Lee earned a BSE from Princeton University and is a CFA charterholder. Location: New York


SETH MASTERS -- CHIEF INVESTMENT OFFICER -- BERNSTEIN GLOBAL WEALTH MANAGEMENT

Seth Masters is Chief Investment Officer of Bernstein Global Wealth Management. He heads the team that provides customized wealth-planning advice and manages the firm's private client portfolios. Masters was previously CIO for Asset Allocation, overseeing the firm's Dynamic Asset Allocation, Target Date, Target Risk and Indexed services. In June 2008, he was appointed head of AllianceBernstein's newly formed Defined Contribution business unit, which has since become an industry leader in custom target-date and lifetime income portfolios. Masters became CIO of Blend Strategies in 2002 and launched a range of style-blended services. From 1994 to 2002, he was CIO of Emerging Markets Value Equities. He joined Bernstein in 1991 as a research analyst covering global financial firms. Masters has frequently been cited in print and appeared on television programs dealing with investment strategy. He has published numerous articles, including "The Case for the 20,000 Dow"; "Long-Horizon Investment Planning in Globally Integrated Capital Markets"; "Is There a Better Way to Rebalance?"; and "The Future of Defined Contribution Plans." Masters worked as a senior associate at Booz, Allen & Hamilton from 1986 to 1990 and taught economics in China from 1983 to 1985. He holds an AB from Princeton University and an MPhil in economics from Oxford University. He is fluent in French and Mandarin Chinese. Location: New York


JUDITH A. DEVIVO -- SENIOR PORTFOLIO MANAGER -- INDEX STRATEGIES

Judith A. DeVivo is a Senior Vice President and Senior Portfolio Manager. She manages equity portfolios benchmarked to a variety of indices, including the S&P 500, S&P MidCap, MSCI EAFE, S&P SmallCap and Russell 2000, in addition to several customized accounts. DeVivo joined Alliance in 1971 and has held a variety of positions throughout the firm. Just prior to joining the Passive Management Group in 1984, she was head of portfolio administration for the firm. Location: New York

RAJEN JADAV, CFA -- PORTFOLIO MANAGER

Rajen Jadav is a member of the US Multi-Sector Portfolio Management team. He also manages US Inflation-Linked Securities portfolios and works on the Stable Value product. From 2006 to 2009, Jadav was a member of the Global Multi-Sector team, managing global and international fixed-income portfolios. He joined the firm in 1999 as a member of the Money Market team, for which he managed several tax-exempt money market funds. Prior to that, Jadav was a fund accountant at Bankers Trust. He earned a BS in business management and economics from the State University of New York, Stony Brook, and an MA in economics from New York University. Jadav is also a CFA charterholder. Location: New York


PATRICK RUDDEN, CFA PORTFOLIO CO-MANAGER -- DYNAMIC DIVERSIFIED PORTFOLIO AND INTERNATIONAL HEAD -- MULTI-ASSET SOLUTIONS

Patrick Rudden was appointed International Head of Multi-Asset Solutions in 2013 and is Co-Manager of the Dynamic Diversified Portfolio. From 2009 until 2013, he was head of Blend Strategies. Rudden joined the firm in 2001 as a senior portfolio manager for Value Equities. He has published numerous articles and research papers, including, "What It Means to Be a Value Investor"; "An Integrated Approach to Asset Allocation" (with Seth Masters); and "Taking the Risk Out of Defined Benefit Pension Plans: The Lure of LDI" (with Drew Demakis). Previously, Rudden was a managing director and head of global equity research at BARRA RogersCasey, an investment consulting firm. He holds an MA in English from Oxford University and an MBA from Cornell University. Rudden is a CFA charterholder. Location: London


JON P. DENFELD, CFA -- SENIOR PORTFOLIO MANAGER -- US MULTI-SECTOR

Jon P. Denfeld joined AllianceBernstein in 2008 as a portfolio manager on the US Multi-Sector team, focusing on short-duration and securitized strategies. From 2006 to 2007, he was a senior US portfolio manager at UBS, where he managed portfolios of asset-backed securities, mortgage-backed securities, commercial mortgage-backed securities and synthetics throughout the UBS global investment platform. From 1993 to 2006, Denfeld managed short-duration and residential-mortgage-related assets for Shay Assets Management, a fixed-income boutique in Chicago. He holds a BA in economics from Fairfield University and is a CFA charterholder. Location: New York

BEN SKLAR -- PORTFOLIO MANAGER -- INDEX STRATEGIES


Ben Sklar joined AllianceBernstein in 2006 as an associate portfolio manager in the Blend Strategies Group, managing global equity portfolios for institutional clients. He joined the Index Strategies team in 2009 as a Portfolio Manager, and has focused on developing a suite of custom index, structured equity and systematic volatility-management strategies. He holds a BA in English literature from Trinity College, Hartford, and an MBA in finance from New York University's Stern School of Business. Location: New York

INVESTMENT PROFESSIONAL CONFLICT OF INTEREST DISCLOSURE

As an investment advisor and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

EMPLOYEE PERSONAL TRADING

AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.

MANAGING MULTIPLE ACCOUNTS FOR MULTIPLE CLIENTS

AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

ALLOCATING INVESTMENT OPPORTUNITIES

AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

PORTFOLIO MANAGER COMPENSATION

AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The program is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

(i)Fixed base salary: The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii)Discretionary incentive compensation in the form of an annual cash bonus:
    AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/ her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any predetermined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.

(iii)Discretionary incentive compensation in the form of awards under AllianceBernstein's Incentive Compensation Awards Plan (''deferred awards''): AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, which are in the form of AllianceBernstein's publicly traded units or deferred cash (the option to take an award in deferred cash is limited to a certain portion of the total award), vest over a four-year period. The awards are generally forfeited if the employee resigns to work for a competitor of AllianceBernstein.

CONTRIBUTIONS UNDER ALLIANCEBERNSTEIN'S PROFIT SHARING/401(K) PLAN

The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

DISTRIBUTION OF THE CONTRACTS

Employees of AXA Equitable perform all marketing and service functions under the contract. AXA Equitable pays no sales commissions with respect to units of interest in any of the Separate Accounts available under the contracts; however, incentive compensation that ranges from 0.40% to 2% of first-year plan contributions, plus $65 per plan sale is paid on a periodic basis to these AXA Equitable employees. No contribution-based or asset-based incentive compensation is awarded on existing plans in subsequent years. This compensation is not paid out of plan or participant funds, and has no effect on plan fees, charges and expenses.

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

JPMorgan Chase Bank, N.A. is the custodian for the shares of the Investment Trusts owned by Separate Accounts No. 3, 4 and 10. There is no custodian for the shares of the Investment Trusts owned by Separate Account No. 66.


The financial statements of each Separate Account at December 31, 2013 and for each of the two years in the period ended December 31, 2013, and the consolidated financial statements of AXA Equitable at December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

OUR MANAGEMENT
We are managed by a Board of Directors which is elected by our shareholder(s). Our directors and certain of our executive officers and their principal occupations are as follows. Unless otherwise indicated, the following persons have been involved in the management of AXA Equitable and/or its affiliates in various executive positions during the last five years.




 DIRECTORS AND PRINCIPAL OFFICERS



-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------
Henri de Castries                      Director, MONY Life (July 2004 to
AXA                                    September 2013) and MONY America (since
25, Avenue Matignon                    July 2004); Director of AXA Equitable
75008 Paris, France                    (since September 1993); Chairman of the
                                       Board of AXA Financial (since April
                                       1998); Vice Chairman (February 1996 to
                                       April 1998). Chairman and Chief
                                       Executive Officer of AXA since April
                                       2010; prior thereto, Chairman of the
                                       Management Board (May 2000 to April
                                       2010) and Chief Executive Officer of
                                       AXA (January 2000 to May 2002); Vice
                                       Chairman of AXA's Management Board
                                       (January 2000 to May 2000). Director or
                                       officer of various subsidiaries and
                                       affiliates of the AXA Group. Director
                                       of AllianceBernstein Corporation, the
                                       general partner of AllianceBernstein
                                       Holding and AllianceBernstein.
                                       Director, Nestle S.A. since April 2012.
                                       Director of Donaldson, Lufkin and
                                       Jenrette ("DLJ") (July 1993 to November
                                       2000).
-------------------------------------------------------------------------------

Denis Duverne                          Director, MONY Life (July 2004 to
AXA                                    September 2013) and MONY America (since
25, Avenue Matignon                    July 2004); Director of AXA Equitable
75008 Paris, France                    (since February 1998). Member of AXA's
                                       Board of Directors and Deputy Chief
                                       Executive Officer (since April 2010);
                                       prior thereto, Member of the AXA
                                       Management Board (February 2003 to
                                       April 2010) and Chief Financial Officer
                                       (May 2003 through December 2009), prior
                                       thereto, Executive Vice President,
                                       Finance, Control and Strategy, AXA
                                       (January 2000 to May 2003); prior
                                       thereto Senior Executive Vice
                                       President, International
                                       (US-UK-Benelux) AXA (January 1997 to
                                       January 2000); Member of the AXA
                                       Executive Committee (since January
                                       2000); Director, AXA Financial (since
                                       November 2003), AllianceBernstein
                                       (since February 1996) and various AXA
                                       affiliated companies. Director of DLJ
                                       (February 1997 to November 2000).
-------------------------------------------------------------------------------

Ramon de Oliveira                      Director of AXA Financial, AXA
Investment Audit Practice, LLC         Equitable and MONY America since May
70 South Fifth Street                  2011. Director of MONY Life (May 2011
Park Ridge, NJ 07656                   to September 2013). Since April 2010,
                                       Mr. de Oliveira has been a member of
                                       AXA's Board of Directors, where he
                                       serves on the Finance Committee (Chair)
                                       and Audit Committee, and from April
                                       2009 to April 2010, he was a member
                                       AXA's Supervisory Board. He is
                                       currently the Managing Director of the
                                       consulting firm Investment Audit
                                       Practice, LLC, based in New York. From
                                       2002 and 2006, Mr. de Oliveira was
                                       Adjunct Professor of Finance at
                                       Columbia University. Prior thereto,
                                       starting in 1977, he spent 24 years at
                                       JP Morgan & Co. where he was Chairman
                                       and Chief Executive Officer of JP
                                       Morgan Investment Management and was
                                       also a member of the firm's Management
                                       Committee since its inception in 1995.
                                       Upon the merger with Chase Manhattan
                                       Bank in 2001, Mr. de Oliveira was the
                                       only executive from JP Morgan & Co.
                                       asked to join the Executive Committee
                                       of the new firm with operating
                                       responsibilities. Mr. de Oliveira is
                                       currently a Trustee and Chairman of the
                                       Investment Committee of The Kauffman
                                       Foundation (since 2003), the Chairman
                                       of the Investment Committee of Fonds de
                                       Dotation du Louvre (since 2009), a
                                       Member of the Investment Committee of
                                       The Red Cross (since 2009), and a
                                       Director of Tattinger-Kobrand USA
                                       (since 2009), L'Atelier -- New York
                                       (since 2010) and Quilvest SA (since
                                       2011). Previously he was a Director of
                                       JP Morgan Suisse, American Century
                                       Company, Inc., SunGard Data Systems and
                                       The Hartford Insurance Company.
-------------------------------------------------------------------------------

Danny L. Hale                          Director of AXA Financial, AXA
900 20th Avenue South, Unit 1411       Equitable and MONY America since May
Nashville, TN 37212                    2010. Director of MONY Life (May 2010
                                       to September 2013). From January 2003
                                       to March 2008, served as Senior Vice
                                       President and Chief Financial Officer
                                       of The Allstate Corporation. Prior to
                                       joining The Allstate Corporation in
                                       January 2003, Executive Vice President
                                       and Chief Financial Officer of the
                                       Promus Hotel Corporation until its
                                       acquisition by the Hilton Hotels Group
                                       in 1999. Executive Vice President and
                                       Chief Financial Officer of USF&G
                                       Corporation from 1991 to 1998; prior
                                       thereto, President of the Chase
                                       Manhattan Leasing Company (1988 to
                                       1991).
-------------------------------------------------------------------------------

Richard C. Vaughan                     Director of AXA Financial, AXA
764 Lynnmore Lane                      Equitable and MONY America since May
Naples, FL 34108                       2010. Director of MONY Life (May 2010
                                       to September 2013). Executive Vice
                                       President and Chief Financial Officer
                                       of Lincoln Financial Group (1995 to May
                                       2005); prior thereto, Chief Financial
                                       Officer (June 1992 to 1995); Senior
                                       Vice President and Chief Financial
                                       Officer of Employee Benefits Division
                                       (July 1990 to 1995). Member of the
                                       Board of Directors of MBIA, Inc,
                                       serving on the Audit Committee (Chair).
-------------------------------------------------------------------------------

Anthony J. Hamilton                    Director of AXA Financial, Inc. (since
AXA UK plc                             December 1995). Director of AXA
79, Clapham Common, West Side          Equitable and MONY America (since May
London, England SW4 9AY                2006). Director of MONY Life (May 2006
                                       to September 2013). Retired
                                       Non-executive Chairman of AXA UK plc
                                       (1997 to March 2013) and Chairman of
                                       the Remuneration and Nomination
                                       Committee. Prior thereto, Chief
                                       Executive Officer (1978 to October
                                       2002) and Director (March 1978 to
                                       December 2004) of Fox-Pitt, Kelton
                                       Group Limited. Former Member of AXA's
                                       Board of Directors (April 2010 to April
                                       2013) and former Chairman of AXA's
                                       Audit Committee and a Member of AXA's
                                       Compensation and Human Resources
                                       Committee. Former Member of AXA's
                                       Supervisory Board (1996 to April 2010)
                                       and Chairman of the Audit Committee and
                                       Member of the Compensation Committee of
                                       AXA (1997 to April 2010); Former
                                       Director of Binley Limited (1994 to
                                       2009); Director of TAWA plc (since
                                       2004); Former Member of the Board of
                                       Governors of Club de Golf Valderrama
                                       (2006 to 2011).
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------
Barbara Fallon-Walsh                   Director of AXA Financial, AXA
1670 Stephens Drive                    Equitable and MONY America since May
Wayne, PA 19087                        2012. Director of MONY Life (May 2012
                                       to September 2013). From 2006 to
                                       December 2011, served as Head of
                                       Institutional Retirement Plan Services
                                       at The Vanguard Group, Inc.
                                       ("Vanguard"); prior thereto, served in
                                       several executive positions at Vanguard
                                       (1995 to 2006). Executive Vice
                                       President, Bay Area Region and LA Gold
                                       Coast Region at Bank of America
                                       Corporation from 1992 to 1995. From
                                       1981 to 1992, held several management
                                       positions at Security Pacific
                                       Corporation, which was acquired by Bank
                                       of America in 1992.
-------------------------------------------------------------------------------

Bertram L. Scott                       Director of AXA Financial, AXA
Affinity Health Plans                  Equitable and MONY America since May
2500 Halsey Street #2                  2012. Director of MONY Life (May 2012
Bronx, NY 10461                        to September 2013). President and Chief
                                       Executive Officer of Affinity Health
                                       Plans since November 2012. From June
                                       2010 to December 2011, served as
                                       President, U.S. Commercial of CIGNA
                                       Corporation. Executive Vice President
                                       of TIAA-CREF from 2000 to June 2010 and
                                       as President and Chief Executive
                                       Officer of TIAA-CREF Life Insurance
                                       Company from 2000 to 2007. Member of
                                       the Board of Directors of Becton,
                                       Dickinson and Company, and serves on
                                       the Audit Committee and Compensation
                                       and Benefits Committee since 2002.
-------------------------------------------------------------------------------

Lorie A. Slutsky                       Director of AXA Financial, Inc., AXA
The New York Community Trust           Equitable and MONY America (since
909 Third Avenue                       September 2006). Director of MONY Life
New York, NY 10022                     (September 2006 to September 2013).
                                       President of The New York Community
                                       Trust (since 1990). Prior thereto,
                                       Executive Vice President of The New
                                       York Community Trust (1987 to 1990).
                                       Director and Chairperson of Corporate
                                       Governance Committee and Member of
                                       Executive and Compensation Committees
                                       of AllianceBernstein Corporation (since
                                       July 2002); Former Director and
                                       Chairman of the Board of BoardSource,
                                       Former Trustee of The New School.
                                       Former Chairman of the Board of
                                       Governors of the Milano School of
                                       Management & Urban Policy (The New
                                       School).
-------------------------------------------------------------------------------

Peter S. Kraus                         Director of AXA Financial, Inc., AXA
AllianceBernstein Corporation          Equitable and MONY America (since
1345 Avenue of the Americas            February 2009). Director of MONY Life
New York, NY 10105                     (February 2009 to September 2013).
                                       Director, Chairman of the Board and
                                       Chief Executive Officer of
                                       AllianceBernstein Corporation (since
                                       December 2008). Prior thereto,
                                       Executive Vice President of Merrill
                                       Lynch & Co. (September 2008 to December
                                       2008). Prior thereto, co-head,
                                       Investment Management Division of
                                       Goldman Sachs Group, Inc. (March 1986
                                       to March 2008); also held the following
                                       positions: co-head of the Financial
                                       Institutions Group Tokyo (1990-1996).
                                       Currently, Director of Keewaydin Camp;
                                       Chairman of the Investment Committee of
                                       Trinity College; Chairman of the Board
                                       of California Institute of the Arts;
                                       and Co-Chair of Friends of the Carnegie
                                       International.
-------------------------------------------------------------------------------


OFFICERS -- DIRECTORS
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------
Mark Pearson                           Director (since January 2011),
                                       President and Chief Executive Officer
                                       (since February 2011), AXA Financial.
                                       Chairman of the Board and Chief
                                       Executive Officer (since February 2011)
                                       and Director (since January 2011), AXA
                                       Equitable, AXA Equitable Financial
                                       Services, LLC and MONY America.
                                       Director, Chairman of the Board and
                                       Chief Executive Officer of MONY Life
                                       (February 2011 to September 2013).
                                       Member of AXA's Management and
                                       Executive Committees (since 2008).
                                       President and Chief Executive Officer
                                       of AXA Japan (2008 to January 2011).
                                       Director, Representative Executive
                                       Officer, President and Chief Executive
                                       Officer (June 2010 to February 2011),
                                       AXA Japan Holding Co., Ltd and AXA Life
                                       Insurance Co., Ltd. (concurrently);
                                       prior thereto, Representative Director,
                                       President and Chief Executive Officer
                                       (June 2008 to June 2010). Regional
                                       Chief Executive Officer, Life, AXA Asia
                                       Life and AXA Asia Pacific Holdings
                                       Limited (concurrently) (October 2001 to
                                       June 2008). Director and President, AXA
                                       America Holdings, Inc. (since January
                                       2011). Director, AllianceBernstein
                                       Corporation (since February 2011).
-------------------------------------------------------------------------------


OTHER OFFICERS
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------
Salvatore Piazzolla                    Senior Executive Vice President (since
                                       March 2011), AXA Financial, Inc. and
                                       MONY America. Senior Executive Vice
                                       President of MONY Life (March 2011 to
                                       September 2013). Senior Executive
                                       Director and Chief Human Resources
                                       Officer, AXA Equitable Financial
                                       Services, LLC and AXA Equitable (since
                                       December 2012). Prior thereto, Senior
                                       Executive Vice President AXA Equitable
                                       Financial Services, LLC and AXA
                                       Equitable (March 2011 to December
                                       2012). Senior Executive Vice President,
                                       Head of Human Resources, UniCredit
                                       Group (2005 to February 2011). Vice
                                       President, Human Resources, General
                                       Electric (2001 to 2004). Director, MONY
                                       Assets Corp. (March 2011 to December
                                       2011).
-------------------------------------------------------------------------------

Andrea M. Nitzan                       Executive Director and Chief Accounting
                                       Officer (since December 2012), AXA
                                       Equitable Financial Services, LLC and
                                       AXA Equitable; prior thereto, Senior
                                       Vice President (May 2008 to December
                                       2012); Assistant Vice President and
                                       Chief of Staff (1996 to May 2008).
                                       Executive Vice President and Chief
                                       Accounting Officer, AXA Financial and
                                       MONY America (since September 2011).
                                       Executive Vice President and Chief
                                       Accounting Officer, MONY Life
                                       (September 2011 to September 2013).
-------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------
Dave S. Hattem                         Senior Executive Director and General
                                       Counsel (December 2012 to present);
                                       prior thereto, Senior Vice President
                                       (September 1999 to December 2012) and
                                       General Counsel (February 2010 to
                                       present) of AXA Equitable and AXA
                                       Equitable Financial Services, LLC;
                                       prior thereto, Senior Vice President
                                       (September 1999 to present) and Deputy
                                       General Counsel (May 2004 to February
                                       2010), Associate General Counsel
                                       (September 1999 to May 2004). Senior
                                       Executive Vice President (since May
                                       2013) and General Counsel (since May
                                       2010), AXA Financial, Inc.; prior
                                       thereto, Executive Vice President May
                                       2012 to May 2013) and General Counsel
                                       (since May 2010); Senior Vice President
                                       (September 2008 to May 2012) and
                                       General Counsel (May 2010 to present);
                                       Senior Vice President and Deputy
                                       General Counsel (September 2008 to May
                                       2010). Senior Executive Director (since
                                       December 2012) and General Counsel
                                       (since February 2010), MONY America;
                                       prior thereto, Executive Vice President
                                       (May 2012 to December 2012) and General
                                       Counsel (since February 2010).
                                       Executive Senior Vice President and
                                       Deputy General Counsel of MONY Life
                                       (December 2012 to September 2013; held
                                       previous positions). Executive Vice
                                       President (since July 2012) and General
                                       Counsel (since December 2010), AXA
                                       Equitable Life and Annuity Company.
                                       Executive Vice President (since June
                                       2012) and General Counsel (since
                                       December 2010), MONY Financial
                                       Services, Inc.
-------------------------------------------------------------------------------

Karen Field Hazin                      Lead Director (since December 2012),
                                       Secretary (since June 2005) and
                                       Associate General Counsel (since June
                                       2005), AXA Equitable Financial
                                       Services, LLC and AXA Equitable; prior
                                       thereto, Vice President, Secretary and
                                       Associate General Counsel (June 2005 to
                                       December 2012), Counsel (April 2005 to
                                       June 2005), Assistant Vice President
                                       and Counsel (December 2001 to June
                                       2003), Counsel (December 1996 to
                                       December 2001). Vice President,
                                       Secretary and Associate General
                                       Counsel, MONY America (since June
                                       2005). Vice President, Secretary and
                                       Associate General Counsel (since June
                                       2005), AXA Financial, Inc. Vice
                                       President and Secretary (since
                                       September 2005), AXA America Holdings,
                                       Inc. Vice President, Secretary and
                                       Associate General Counsel (since June
                                       2005), AXA Equitable Life and Annuity
                                       Company. Vice President, Secretary and
                                       Associate General Counsel (since June
                                       2005), AXA Distribution Holding
                                       Corporation. Vice President, Secretary
                                       and Associate General Counsel, MONY
                                       Life (June 2005 to September 2013).
-------------------------------------------------------------------------------

Anthony F. Recine                      Senior Vice President, Chief Compliance
                                       Officer (February 2005 to present) and
                                       Deputy General Counsel (February 2010
                                       to present) of MONY America. Managing
                                       Director, Chief Compliance Officer and
                                       Deputy General Counsel (since December
                                       2012), AXA Equitable and AXA Equitable
                                       Financial Services, LLC; prior thereto,
                                       Senior Vice President (February 2005 to
                                       December 2012), Chief Compliance
                                       Officer (February 2005 to present), and
                                       Deputy General Counsel (February 2010
                                       to present); prior thereto, Senior Vice
                                       President, Chief Compliance Officer and
                                       Associate General Counsel (February
                                       2005 to February 2010). Senior Vice
                                       President, Chief Compliance Officer and
                                       Deputy General Counsel, AXA Financial
                                       (since May 2010). Vice President,
                                       Deputy General Counsel and Chief
                                       Litigation Counsel (2000 to February
                                       2005) of The MONY Group; prior thereto,
                                       Vice President and Chief Litigation
                                       Counsel (1990 to 2000). Senior Vice
                                       President, Chief Compliance Officer
                                       (February 2005 to September 2013) and
                                       Deputy General Counsel (February 2010
                                       to September 2013) of MONY Life.
-------------------------------------------------------------------------------

Nicholas B. Lane                       Senior Executive Director (since
                                       December 2012) and Head of U.S. Life
                                       and Retirement (since November 2013),
                                       AXA Equitable Financial Services, LLC
                                       and AXA Equitable; prior thereto,
                                       Senior Executive Director and
                                       President, Retirement Savings (December
                                       2012 to November 2013); prior thereto,
                                       Senior Executive Vice President
                                       (February 2011 to December 2012) and
                                       President, Retirement Savings (February
                                       2011 to November 2013). Senior
                                       Executive Vice President (since
                                       February 2011) and Head of U.S. Life
                                       and Retirement (since November 2013),
                                       AXA Financial and MONY America; prior
                                       thereto, Senior Executive Vice
                                       President and President, Retirement
                                       Savings (February 2011 to November
                                       2013). Senior Executive Vice President
                                       and President, Retirement Savings, MONY
                                       Life (February 2011 to September 2013).
                                       Director and Member of the Audit
                                       Committee (since February 2011), U.S.
                                       Financial Life Insurance Company and
                                       AXA Equitable Life and Annuity Company.
                                       Director and Chief Retirement Savings
                                       Officer (since February 2011), AXA
                                       Advisors, LLC. Director and Member of
                                       the Audit Committee, AXA Corporate
                                       Solutions Life Reinsurance Company
                                       (November 2008 to March 2011).
                                       Director, Chairman of the Board,
                                       President, Chief Executive Officer and
                                       Chief Retirement Savings Officer (since
                                       February 2011), AXA Distributors, LLC.
                                       Director, AXA Distribution Holding
                                       Corporation (since October 2013). Head
                                       of Global Strategy & Business Support
                                       and Development (June 2008 to January
                                       2011), AXA SA. Senior Vice President of
                                       Retail Distribution Business Platforms
                                       (February 2006 to June 2008), AXA
                                       Equitable; prior thereto, Vice
                                       President (May 2005 to February 2006).
-------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------
Robert O. (Bucky) Wright. Jr.          Senior Executive Director and Head of
                                       Wealth Management, AXA Equitable
                                       Financial Services, LLC and AXA
                                       Equitable (since December 2012); prior
                                       thereto, Executive Vice President (July
                                       2010 to December 2012). Senior
                                       Executive Vice President and Head of
                                       Wealth Management (since December
                                       2012), MONY America; prior thereto,
                                       Executive Vice President (July 2010 to
                                       December 2012). Director (since July
                                       2010), Chairman of the Board and Chief
                                       Executive Officer (since May 2012) AXA
                                       Advisors, LLC; prior thereto, President
                                       (October 2012 to January 2013) and
                                       Chief Sales Officer (September 2009 to
                                       February 2013). Director (since
                                       February 2012), Executive Vice
                                       President (since April 2011) and Chief
                                       Sales Officer (since April 2010), AXA
                                       Network, LLC. Director (July 2010 to
                                       May 2012), MONY Brokerage, Inc.
                                       Director (July 2004 to May 2012) and
                                       Chairman of the Board (August 2004 to
                                       May 2012), MONY Securities Corporation.
                                       Executive Vice President (July 2010 to
                                       September 2013), MONY Life; prior
                                       thereto, Senior Vice President and
                                       Chief Agency Officer and various
                                       positions (1976 to July 2004).
-------------------------------------------------------------------------------

Anders B. Malmstrom                    Senior Executive Vice President and
                                       Chief Financial Officer (since June
                                       2012), AXA Financial, Inc. and MONY
                                       America. Senior Executive Director and
                                       Chief Financial Officer, AXA Equitable
                                       (since December 2012); prior thereto,
                                       Senior Executive Vice President and
                                       Chief Financial Officer (June 2012 to
                                       December 2012). Director (since July
                                       2012), Senior Executive Director and
                                       Chief Financial Officer (since June
                                       2012), AXA Equitable Financial
                                       Services, LLC. Director (since July
                                       2012), 1740 Advisers, Inc. Director,
                                       Chairman of the Board, President and
                                       Chief Executive Officer (since July
                                       2012), ACMC, LLC. Director (July 2012),
                                       AXA Advisors, LLC. Director and Senior
                                       Executive Vice President (since July
                                       2012), AXA America Holdings, Inc.
                                       Director and Chairman of the Board;
                                       Member of the Audit Committee (since
                                       July 2012), AXA Corporate Solutions
                                       Life Reinsurance Company. Director,
                                       Chairman of the Board and Chief
                                       Executive Officer (since July 2012),
                                       AXA Distribution Holding Corporation.
                                       Director (since July 2012) and Chairman
                                       of the Board (since August 2012);
                                       Member of the Audit Committee
                                       (Chairman) (since July), AXA Equitable
                                       Life and Annuity Company. Director and
                                       Chairman of the Board (since July
                                       2012), AXA RE Arizona Company.
                                       Director, Chairman of the Board and
                                       Chief Executive Officer (since July
                                       2012), Financial Marketing Agency, Inc.
                                       Director (since July 2012), Chairman of
                                       the Board, President and Chief
                                       Executive Officer (since August 2012),
                                       MONY Financial Services, Inc. Director
                                       (since July 2012), MONY Financial
                                       Resources of the Americas Limited.
                                       Director (since July 2012), MONY
                                       International Holdings, LLC. Director
                                       (since December 2013), 1740 Advisors,
                                       Inc. Director (since September 2012),
                                       MONY Life Insurance Company of the
                                       Americas, Ltd. Director and Chairman of
                                       the Board; Member of the Audit
                                       Committee (Chairman) (since July 2012),
                                       U.S. Financial Life Insurance Company.
                                       Senior Executive Vice President and
                                       Chief Financial Officer, MONY Life
                                       (June 2012 to September 2013). Member
                                       of the Executive Board and served as
                                       the Head of the Life Business, AXA
                                       Winterthur. Prior to joining AXA
                                       Winterthur in January 2009, Mr.
                                       Malmstrom was a Senior Vice President
                                       at Swiss Life, where he was also a
                                       member of the Management Committee. Mr.
                                       Malmstrom joined Swiss Life in 1997,
                                       and held several positions of
                                       increasing responsibility during his
                                       tenure.
-------------------------------------------------------------------------------

Joshua E. Braverman                    Senior Executive Director and Treasurer
                                       (since December 2012), AXA Equitable
                                       and AXA Equitable Financial Services;
                                       prior thereto, Executive Vice President
                                       and Treasurer (September 2012 to
                                       December 2012), Senior Vice President,
                                       Head of Derivatives (September 2009 to
                                       September 2012). Senior Executive Vice
                                       President (since May 2013) and
                                       Treasurer (since September 2012), AXA
                                       Financial, Inc. and MONY America; prior
                                       thereto, Executive Vice President and
                                       Treasurer (September 2012 to May 2013).
                                       Executive Vice President and Treasurer,
                                       MONY Life (September 2012 to September
                                       2013). Director, Executive Vice
                                       President, Chief Financial Officer and
                                       Treasurer and Member of the Audit
                                       Committee (since September 2012), AXA
                                       Equitable Life and Annuity Company.
                                       Director, Executive Vice President,
                                       Chief Financial Officer and Treasurer
                                       and Member of the Audit Committee
                                       (since September 2012), U.S. Financial
                                       Life Insurance Company. Director,
                                       President, Chief Executive Officer and
                                       Chief Investment Officer and Chairman
                                       of the Audit Committee (since September
                                       2012), AXA Corporate Solutions Life
                                       Reinsurance Company. Director and
                                       Chairman (since September 2012),
                                       Equitable Casualty Insurance Company.
                                       Director, President and Chief Executive
                                       Officer (since September 2012), AXA RE
                                       Arizona Company. Executive Vice
                                       President and Treasurer (since
                                       September 2012), AXA America Holdings,
                                       Inc. Director, President and Chief
                                       Financial Officer (since September
                                       2012), AXA Distribution Holding
                                       Corporation. Director and President,
                                       MONY Life Insurance Company of the
                                       Americas Limited (since September
                                       2012). Director, President and
                                       Treasurer (since September 2012), MONY
                                       International Holdings, LLC. Director,
                                       President and Treasurer (since
                                       September 2012), MBT, Ltd. Director,
                                       Chairman, President and Treasurer
                                       (since September 2012), MONY Financial
                                       Resources of the Americas Limited.
                                       Director, Executive Vice President,
                                       Chief Financial Officer and Treasurer
                                       (since September 2012), MONY Financial
                                       Services, Inc. Executive Vice President
                                       and Treasurer (since September 2012),
                                       1740 Advisors, Inc. Executive Vice
                                       President, Global Head of Derivatives
                                       at AEGON USA, LLC (May 2003 to
                                       September 2009).
-------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------
Michael B. Healy                       Executive Director (since December
                                       2012) and Chief Information Officer
                                       (since May 2011), AXA Equitable and AXA
                                       Equitable Financial Services; prior
                                       thereto, (Executive Vice President (May
                                       2011 to December 2012) and Chief
                                       Information Officer (since May 2011),
                                       Senior Vice President and Chief
                                       Information Officer (September 2010 to
                                       May 2011); Senior Vice President
                                       (September 2009 to November 2010).
                                       Executive Vice President and Chief
                                       Information Officer (since May 2011),
                                       AXA Financial and MONY America; prior
                                       thereto, Senior Vice President and
                                       Chief Information Officer (November
                                       2010 to May 2011); Senior Vice
                                       President (September 2009 to November
                                       2010). Executive Vice President and
                                       Chief Information Officer (May 2011 to
                                       September 2013), MONY Life; prior
                                       thereto, Senior Vice President and
                                       Chief Information Officer (November
                                       2010 to May 2011); Senior Vice
                                       President (September 2009 to November
                                       2010). Senior Vice President, Program
                                       Office at Marsh & McLennan Companies
                                       Inc. (April 2003 to August 2009).
-------------------------------------------------------------------------------

Keith E. Floman                        Managing Director and Chief Actuary,
                                       AXA Equitable and AXA Equitable
                                       Financial Services (since December
                                       2012); prior thereto, Senior Vice
                                       President and Actuary (November 2008 to
                                       December 2012), Vice President and
                                       Senior Actuary (August 2006 to November
                                       2008). Senior Vice President and
                                       Actuary, MONY America (since November
                                       2008); prior thereto, Vice President
                                       and Senior Actuary (August 2006 to
                                       November 2008). Senior Vice President
                                       and Actuary, MONY Life (November 2008
                                       to September 2013); prior thereto, Vice
                                       President and Senior Actuary (August
                                       2006 to November 2008). Senior Vice
                                       President and Actuary, AXA Equitable
                                       Life and Annuity Company (since
                                       December 2008). Senior Vice President
                                       and Actuary (since January 2009) and
                                       Appoint Actuary (since May 2008), U.S.
                                       Financial Life Insurance Company.
                                       Senior Vice President, AXA Corporate
                                       Solutions Life Reinsurance Company
                                       (since July 2007). Director, Executive
                                       Vice President and Chief Financial
                                       Officer, AXA RE Arizona Company (since
                                       May 2013). Director, Financial
                                       Marketing Agency, Inc. (since May 2013).
-------------------------------------------------------------------------------

Kevin E. Murray                        Executive Director, AXA Equitable and
                                       AXA Equitable Financial Services (since
                                       December 2012); prior thereto,
                                       Executive Vice President (September
                                       2004 to December 2012). Senior Vice
                                       President, Information Technology, AIG
                                       (1996 to September 2004).
-------------------------------------------------------------------------------

Sharon A. Ritchey                      Senior Executive Director and Chief
                                       Operating Officer, AXA Equitable and
                                       AXA Equitable Financial Services (since
                                       November 2013). Senior Executive Vice
                                       President and Chief Operating Officer,
                                       AXA Financial and MONY America (since
                                       November 2013). Executive Vice
                                       President, Retirement Plans Group, The
                                       Hartford Financial (January 1999 to
                                       January 2013).
-------------------------------------------------------------------------------

Kevin Molloy                           Senior Executive Vice President, AXA
                                       Financial and MONY Life (since May
                                       2013). Senior Executive Director, AXA
                                       Equitable and AXA Equitable Financial
                                       Services (since May 2013). Director and
                                       Vice Chairman of the Board, AXA
                                       Advisors, LLC (since September 2013).
                                       Director, AXA Network, LLC (since
                                       October 2013). Director and Member of
                                       Audit Committee, AXA Corporate
                                       Solutions Life Reinsurance Company
                                       (since March 2011). Senior Vice
                                       President, Business Support and
                                       Development, AXA (June 2010 to May
                                       2013). Vice President of Distribution
                                       Finance (April 2007 to June 2010), Vice
                                       President and head of North American
                                       Investor Relations (November 2003 to
                                       April 2007), Director of Corporate
                                       Finance (1999 to November 2003), AXA
                                       Equitable.
-------------------------------------------------------------------------------

Jurgen Schwering                       Senior Executive Vice President and
                                       Chief Risk Officer, AXA Financial, Inc.
                                       and MONY America (since February 2014).
                                       Senior Executive Director and Chief
                                       Risk Officer, AXA Equitable and AXA
                                       Equitable Financial Services (since
                                       February 2014). Member of the Board and
                                       Head of the Health Insurance, AXA
                                       Konzern AG (October 2012 to February
                                       2014); prior thereto, Member of the
                                       Board and Chief Investment Officer
                                       (January 2007 to October 2012); Chief
                                       Investment Officer (March 2004 to
                                       December 2006). Head of Investment
                                       Strategy (March 2000 to March 2004,
                                       Allianz Lebensversicherungs-AG; prior
                                       thereto, Executive Assistant for the
                                       Chief Financial Officer (September 1997
                                       to March 2000).
-------------------------------------------------------------------------------

                          FINANCIAL STATEMENTS INDEX

The financial statements of AXA Equitable included in this Statement of Additional Information should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the group annuity contract. They should not be considered as bearing upon the investment experience of the Funds. The financial statements of Separate Accounts No. 3 (Pooled), 4 (Pooled), 10 (Pooled) and 66 reflect applicable fees, charges and other expenses under the Program as in effect during the periods covered, as well as the charges against the accounts made in accordance with the terms of all other contracts participating in the respective separate accounts, if applicable.


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                         PAGE
-----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NOS.10 (POOLED),     Report of Independent Registered Public Accounting Firm.........................  FSA-1
4 (POOLED), 3 (POOLED)
AND 66 (POOLED)
-----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)      Statement of Assets and Liabilities, December 31, 2013..........................  FSA-2
                                      ---------------------------------------------------------------------------------------
                                      Statement of Operations for the Year Ended December 31, 2013....................  FSA-3
                                      ---------------------------------------------------------------------------------------
                                      Statements of Changes in Net Assets for the Years
                                      Ended December 31, 2013 and 2012................................................  FSA-4
                                      ---------------------------------------------------------------------------------------
                                      Portfolio of Investments, December 31, 2013.....................................  FSA-5
-----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)       Statement of Assets and Liabilities, December 31, 2013.......................... FSA-16
                                      ---------------------------------------------------------------------------------------
                                      Statement of Operations for the Year Ended December 31, 2013.................... FSA-17
                                      ---------------------------------------------------------------------------------------
                                      Statements of Changes in Net Assets for the Years
                                      Ended December 31, 2013 and 2012................................................ FSA-18
                                      ---------------------------------------------------------------------------------------
                                      Portfolio of Investments, December 31, 2013..................................... FSA-19
-----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 3 (POOLED)       Statement of Assets and Liabilities, December 31, 2013.......................... FSA-28
                                      ---------------------------------------------------------------------------------------
                                      Statements of Operations for the Year Ended December 31, 2013................... FSA-29
                                      ---------------------------------------------------------------------------------------
                                      Statements of Changes in Net Assets for the Years
                                      Ended December 31, 2013 and 2012................................................ FSA-30
                                      ---------------------------------------------------------------------------------------
                                      Portfolio of Investments, December 31, 2013..................................... FSA-31
-----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 66 (POOLED)      Statements of Assets and Liabilities, December 31, 2013......................... FSA-34
                                      ---------------------------------------------------------------------------------------
                                      Statements of Operations for the Year Ended December 31, 2013................... FSA-45
                                      ---------------------------------------------------------------------------------------
                                      Statements of Changes in Net Assets for the Years
                                      Ended December 31, 2013 and 2012................................................ FSA-54
-----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NOS. 10 (POOLED), 4  Notes to Financial Statements................................................... FSA-70
(POOLED), 3 (POOLED)
AND 66 (POOLED)
-----------------------------------------------------------------------------------------------------------------------------
AXA EQUITABLE LIFE INSURANCE          Reports of Independent Registered Public Accounting Firm........................    F-1
COMPANY
                                      ---------------------------------------------------------------------------------------
                                      Consolidated Balance Sheets as of December 31, 2013 and 2012....................    F-2
                                      ---------------------------------------------------------------------------------------
                                      Consolidated Statements of Earnings (Loss), Years
                                      Ended December 31, 2013, 2012 and 2011..........................................    F-3
                                      ---------------------------------------------------------------------------------------
                                      Consolidated and Comprehensive Income (Loss), Years
                                      Ended December 31, 2013, 2012 and 2011..........................................    F-4
                                      ---------------------------------------------------------------------------------------
                                      Consolidated Statements of Equity, Years
                                      Ended December 31, 2013, 2012 and 2011..........................................    F-5
                                      ---------------------------------------------------------------------------------------
                                      Consolidated Statements of Cash Flows, Years
                                      Ended December 31, 2013, 2012 and 2011..........................................    F-6
                                      ---------------------------------------------------------------------------------------
                                      Notes to Consolidated Financial Statements......................................    F-8
-----------------------------------------------------------------------------------------------------------------------------
                                      The financial statements of the Funds reflect fees, charges and other expenses of the Separate Accounts applicable to contracts under Members Retirement
                                      Program as in effect during the periods covered, as well as the expense charges made in accordance with the terms of all other contracts participating in the respective Funds.
-----------------------------------------------------------------------------------------------------------------------------

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Accounts No. 10, 4, 3 and 66 of AXA Equitable Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled), and each of the separate Variable Investment Options of Separate Account No. 66, of AXA Equitable Life Insurance Company ("AXA Equitable") at December 31, 2013, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, brokers and the underlying funds' transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 21, 2014

                                 FSA-1  #611978

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2013

ASSETS:
Investments (Notes 2 and 3):
   Common stocks -- at value (cost:
    $15,700,527).........................                   $19,782,784
   Rights -- at value (cost: $1,335).....                         1,285
   Long-term debt securities -- at
    value (amortized cost: $12,013,737)..                    12,132,367
   Short-term securities -- at value
    (amortized cost: $1,666,677).........                     1,666,677
Cash.....................................                       100,835
Foreign cash (cost:$42,661)..............                        42,665
Interest and dividends receivable........                       109,315
Receivable for investment securities
 sold....................................                       771,625
Other receivable.........................                           827
Fees receivable from Contractowners......                         8,503
                                                            -----------
   Total assets..........................                    34,616,883
                                                            -----------

LIABILITIES:
Payable for investments securities
 purchased...............................                     1,821,010
Due to AXA Equitable's General Account...                       141,870
Accrued custody and bank fees............                         8,138
Administrative fees payable..............                        21,951
Asset management fee payable.............                        22,021
Accrued expenses.........................                        10,922
                                                            -----------
   Total liabilities.....................                     2,025,912
                                                            -----------
NET ASSETS ATTRIBUTABLE TO
 CONTRACTOWNERS OR IN ACCUMULATION.......                   $32,590,971
                                                            ===========

                                          UNITS OUTSTANDING UNIT VALUES
                                          ----------------- -----------
Institutional............................            1      $ 31,015.57
RIA......................................       11,935           281.10
MRP......................................      430,837            67.28
EPP......................................          790           295.26
-----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-2

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2013

INVESTMENT INCOME (NOTE 2):
 Dividends (net of foreign taxes withheld of $27,825)....... $  561,787
 Interest...................................................    306,442
                                                             ----------
   Total investment income..................................    868,229
                                                             ----------
 Other income...............................................     51,725
                                                             ----------
   Total income.............................................    919,954
                                                             ----------

EXPENSES (NOTE 6):
 Investment management fees.................................   (158,989)
 Custody and bank fees......................................    (31,107)
 Other operating expenses...................................    (42,942)
                                                             ----------
   Total expenses...........................................   (233,038)
                                                             ----------

NET INVESTMENT INCOME.......................................    686,916
                                                             ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS (NOTE 2):
 Net realized gain from investments and foreign currency
   transactions.............................................  3,340,317
 Change in unrealized appreciation of investments and
   foreign currency denominated assets and liabilities......  1,213,863
                                                             ----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS......................................  4,554,180
                                                             ----------

NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS....... $5,241,096
                                                             ==========
-----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-3

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

                                             YEAR ENDED        YEAR ENDED
                                          DECEMBER 31, 2013 DECEMBER 31, 2012
                                          ----------------- -----------------
INCREASE/(DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income...................    $   686,916       $   720,191
 Net realized gain on investments and
   foreign currency transactions.........      3,340,317         1,425,649
 Change in unrealized appreciation of
   investments and foreign currency
   denominated assets and liabilities....      1,213,863         1,879,597
                                             -----------       -----------
   Net increase in assets attributable
    to operations........................      5,241,096         4,025,437
                                             -----------       -----------

FROM CONTRACTOWNER TRANSACTIONS:
 Contributions...........................      2,654,645         3,101,859
 Withdrawals.............................     (8,986,392)       (3,431,277)
 Asset management fees (Note 6)..........       (124,702)         (115,997)
 Administrative fees (Note 6)............       (303,532)         (291,328)
                                             -----------       -----------
   Net decrease in net assets
    attributable to contractowner
    transactions.........................     (6,759,981)         (736,743)
                                             -----------       -----------
INCREASE/(DECREASE) IN NET ASSETS........     (1,518,885)        3,288,694
NET ASSETS ATTRIBUTABLE TO
 CONTRACTOWNERS OR IN ACCUMULATION --
 BEGINNING OF PERIOD.....................     34,109,856        30,821,162
                                             -----------       -----------

NET ASSETS ATTRIBUTABLE TO
 CONTRACTOWNERS OR IN ACCUMULATION --
 END OF PERIOD...........................    $32,590,971       $34,109,856
                                             ===========       ===========
-----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-4

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2013

COMPANY                                            SHARES    U.S. $ VALUE
----------------------------------------------------------------------------
COMMON STOCKS -- 60.7%

FINANCIALS -- 13.2%

CAPITAL MARKETS -- 1.1%
3i Group PLC......................................   5,920   $     37,835
Bank of New York Mellon Corp. (The)...............   1,600         55,904
Daiwa Securities Group, Inc.......................   6,000         60,211
Deutsche Bank AG..................................   1,070         51,125
Eaton Vance Corp..................................     960         41,078
Franklin Resources, Inc...........................   1,010         58,307
SEI Investments Co................................   1,300         45,149
                                                             ------------
                                                                  349,609
                                                             ------------
COMMERCIAL BANKS -- 3.9%
Australia & New Zealand Banking Group Ltd.........   1,440         41,652
Banco Santander SA................................   4,753         42,811
BB&T Corp.........................................   1,720         64,190
Bendigo and Adelaide Bank Ltd.....................   3,350         35,285
BNP Paribas SA....................................     650         50,788
Comerica, Inc.....................................   1,150         54,671
Gunma Bank Ltd. (The).............................   7,000         39,188
HSBC Holdings PLC.................................  16,450        180,558
KeyCorp...........................................   4,100         55,022
Mitsubishi UFJ Financial Group, Inc...............   6,300         41,910
Raiffeisen Bank International AG..................   1,270         44,918
Resona Holdings, Inc..............................  10,000         51,124
Royal Bank of Canada..............................     630         42,342
Standard Chartered PLC............................   2,650         59,866
Sumitomo Mitsui Financial Group, Inc..............     900         46,894
Toronto-Dominion Bank (The).......................     450         42,399
US Bancorp........................................   2,150         86,860
Wells Fargo & Co..................................   4,130        187,502
Westpac Banking Corp..............................   2,125         61,722
Yamaguchi Financial Group, Inc....................   5,000         46,456
                                                             ------------
                                                                1,276,158
                                                             ------------
CONSUMER FINANCE -- 0.4%
American Express Co...............................     703         63,783
Discover Financial Services.......................     980         54,831
                                                             ------------
                                                                  118,614
                                                             ------------
DIVERSIFIED FINANCIAL SERVICES -- 2.8%
Bank of America Corp..............................   7,940        123,626
Berkshire Hathaway, Inc. -- Class B/(a)/..........     610         72,322
Challenger Ltd./Australia.........................   9,050         50,360
Citigroup, Inc....................................   1,140         59,405
ING Groep NV/(a)/.................................   4,470         62,542
Investor AB.......................................   1,700         58,672
JPMorgan Chase & Co...............................   3,158        184,680
Kinnevik Investment AB............................     590         27,392
McGraw Hill Financial, Inc........................     770         60,214
Moody's Corp......................................     770         60,422
NASDAQ OMX Group, Inc. (The)......................   1,150         45,770
ORIX Corp.........................................   2,400         42,255
Resolution Ltd....................................   8,600         50,489
                                                             ------------
                                                                  898,149
                                                             ------------
INSURANCE -- 4.2%
Aegon NV..........................................   6,160         58,471
Ageas.............................................   2,020         86,281
Alleghany Corp./(a)/..............................      80         31,997
Allianz SE........................................     530         95,196
COMPANY                                            SHARES    U.S. $ VALUE
----------------------------------------------------------------------------
INSURANCE (CONTINUED)
American International Group, Inc.................   1,170   $     59,728
AMP Ltd...........................................   6,190         24,377
Aviva PLC.........................................   4,940         36,965
Chubb Corp. (The).................................     230         22,225
CNP Assurances....................................   2,730         56,073
Everest Re Group Ltd..............................     130         20,263
Hannover Rueckversicherung SE.....................     490         42,119
Hartford Financial Services Group, Inc............   1,250         45,288
Manulife Financial Corp...........................   3,620         71,412
Mapfre SA.........................................   9,320         40,042
MetLife, Inc......................................     880         47,450
Muenchener Rueckversicherungs AG..................     335         73,927
Old Mutual PLC....................................  18,350         57,586
PartnerRe Ltd.....................................     710         74,855
RSA Insurance Group PLC...........................  35,460         53,680
SCOR SE...........................................   1,370         50,192
Suncorp Group Ltd.................................   2,210         25,992
Swiss Life Holding AG/(a)/........................     340         70,901
Travelers Cos., Inc. (The)........................     604         54,686
Unum Group........................................   1,590         55,777
WR Berkley Corp...................................   1,180         51,200
Zurich Insurance Group AG/(a)/....................     160         46,551
                                                             ------------
                                                                1,353,234
                                                             ------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.2%
American Capital Agency Corp......................   1,940         37,423
Annaly Capital Management, Inc....................   4,220         42,073
                                                             ------------
                                                                   79,496
                                                             ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.6%
Daito Trust Construction Co., Ltd.................     400         37,468
Sun Hung Kai Properties Ltd.......................   2,000         25,421
Swire Pacific Ltd. -- Class A.....................   4,500         52,877
UOL Group Ltd.....................................  10,000         49,194
Wheelock & Co., Ltd...............................  10,000         46,072
                                                             ------------
                                                                  211,032
                                                             ------------
Total Financials..................................              4,286,292
                                                             ------------

CONSUMER DISCRETIONARY -- 8.6%

AUTO COMPONENTS -- 1.1%
Autoliv, Inc......................................     610         55,998
Cie Generale des Etablissements Michelin -- Class
 B................................................     720         76,734
Magna International, Inc. -- Class A..............     720         59,023
Toyoda Gosei Co., Ltd.............................   2,100         49,016
TRW Automotive Holdings Corp./(a)/................     805         59,884
TS Tech Co., Ltd..................................   1,400         47,344
                                                             ------------
                                                                  347,999
                                                             ------------
AUTOMOBILES -- 1.5%
Bayerische Motoren Werke AG (Preference Shares)...     580         49,623
Daihatsu Motor Co., Ltd...........................   2,000         33,991
Ford Motor Co.....................................   5,390         83,168
Fuji Heavy Industries Ltd.........................   1,000         28,795
General Motors Co./(a)/...........................   1,630         66,618
Nissan Motor Co., Ltd.............................   4,900         41,142
Porsche Automobil Holding SE (Preference Shares)..     570         59,426
Renault SA........................................     720         58,038
Toyota Motor Corp.................................   1,000         61,094
                                                             ------------
                                                                  481,895
                                                             ------------

                                     FSA-5

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2013

COMPANY                                            SHARES    U.S. $ VALUE
----------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES -- 0.2%
H&R Block, Inc....................................   1,980   $     57,499
                                                             ------------

HOTELS, RESTAURANTS & LEISURE -- 0.7%
Echo Entertainment Group Ltd......................  17,990         39,706
McDonald's Corp...................................   1,072        104,016
Shangri-La Asia Ltd...............................  14,000         27,337
SJM Holdings Ltd..................................  15,000         50,426
                                                             ------------
                                                                  221,485
                                                             ------------
HOUSEHOLD DURABLES -- 0.5%
Panasonic Corp....................................   3,800         44,384
Sekisui Chemical Co., Ltd.........................   3,000         36,886
Sekisui House Ltd.................................   3,600         50,474
Sony Corp.........................................   1,900         32,817
                                                             ------------
                                                                  164,561
                                                             ------------
INTERNET & CATALOG RETAIL -- 0.1%
Amazon.com, Inc./(a)/.............................     120         47,855
                                                             ------------

LEISURE EQUIPMENT & PRODUCTS -- 0.3%
Hasbro, Inc.......................................     980         53,910
Namco Bandai Holdings, Inc........................   1,800         40,042
                                                             ------------
                                                                   93,952
                                                             ------------
MEDIA -- 3.0%
Axel Springer AG..................................     550         35,393
British Sky Broadcasting Group PLC................   3,800         53,119
Comcast Corp. -- Class A..........................     770         40,013
DIRECTV/(a)/......................................     865         59,763
Fairfax Media Ltd................................. 145,250         83,424
Gannett Co., Inc..................................   1,690         49,990
Interpublic Group of Cos., Inc. (The).............   2,990         52,923
Lagardere SCA.....................................   1,410         52,501
Liberty Media Corp./(a)/..........................     340         49,793
Nine Entertainment Co. Holdings Ltd./(a)/.........  42,220         74,411
Omnicom Group, Inc................................     820         60,983
Regal Entertainment Group -- Class A..............   2,220         43,179
Time Warner Cable, Inc. -- Class A................     250         33,875
Twenty-First Century Fox, Inc. -- Class A.........   2,340         82,321
Twenty-First Century Fox, Inc. -- Class B.........   1,660         57,436
Viacom, Inc. -- Class B...........................   1,160        101,315
Walt Disney Co. (The).............................     900         68,760
                                                             ------------
                                                                  999,199
                                                             ------------
MULTILINE RETAIL -- 0.3%
Marks & Spencer Group PLC.........................   5,130         36,844
Next PLC..........................................     610         55,149
                                                             ------------
                                                                   91,993
                                                             ------------
SPECIALTY RETAIL -- 0.8%
GameStop Corp. -- Class A.........................   1,030         50,738
Home Depot, Inc. (The)............................     760         62,578
Staples, Inc......................................   3,700         58,793
TJX Cos., Inc.....................................   1,290         82,212
                                                             ------------
                                                                  254,321
                                                             ------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.1%
Swatch Group AG (The).............................     480         54,271
                                                             ------------
Total Consumer Discretionary......................              2,815,030
                                                             ------------
COMPANY                                            SHARES    U.S. $ VALUE
----------------------------------------------------------------------------
INDUSTRIALS -- 8.0%

AEROSPACE & DEFENSE -- 1.9%
BAE Systems PLC...................................  16,010   $    115,530
Boeing Co. (The)..................................     890        121,476
European Aeronautic Defence and Space Co. NV......     510         39,217
L-3 Communications Holdings, Inc..................     200         21,372
Lockheed Martin Corp..............................     270         40,138
Northrop Grumman Corp.............................     480         55,013
Rockwell Collins, Inc.............................     780         57,657
Saab AB -- Class B................................   1,570         42,177
Safran SA.........................................     570         39,696
Thales SA.........................................   1,260         81,332
                                                             ------------
                                                                  613,608
                                                             ------------
AIR FREIGHT & LOGISTICS -- 0.4%
Deutsche Post AG..................................   1,860         67,919
United Parcel Service, Inc. -- Class B............     690         72,505
                                                             ------------
                                                                  140,424
                                                             ------------
AIRLINES -- 0.6%
Air New Zealand Ltd...............................  65,740         86,163
Deutsche Lufthansa AG/(a)/........................   2,400         50,995
easyJet PLC.......................................   1,115         28,423
Qantas Airways Ltd./(a)/..........................  46,820         46,017
                                                             ------------
                                                                  211,598
                                                             ------------
BUILDING PRODUCTS -- 0.1%
Asahi Glass Co., Ltd..............................   4,000         24,970
                                                             ------------

COMMERCIAL SERVICES & SUPPLIES -- 0.8%
Dai Nippon Printing Co., Ltd......................   5,000         53,215
Republic Services, Inc. -- Class A................   1,500         49,800
Securitas AB -- Class B...........................   4,870         51,893
Serco Group PLC...................................   6,130         50,683
Toppan Printing Co., Ltd..........................   6,000         48,121
                                                             ------------
                                                                  253,712
                                                             ------------
CONSTRUCTION & ENGINEERING -- 0.4%
Bouygues SA.......................................   1,430         54,165
Kinden Corp.......................................   5,000         52,451
Leighton Holdings Ltd.............................   1,870         27,059
                                                             ------------
                                                                  133,675
                                                             ------------
ELECTRICAL EQUIPMENT -- 0.2%
Alstom SA.........................................     760         27,760
Fuji Electric Co., Ltd............................   9,000         42,251
                                                             ------------
                                                                   70,011
                                                             ------------
INDUSTRIAL CONGLOMERATES -- 1.1%
3M Co.............................................     590         82,747
General Electric Co...............................   4,590        128,658
Hopewell Holdings Ltd.............................  15,000         50,866
Koninklijke Philips NV............................   1,580         58,273
Siemens AG........................................     250         34,204
                                                             ------------
                                                                  354,748
                                                             ------------
MACHINERY -- 1.2%
Cummins, Inc......................................     325         45,815
Deere & Co........................................     490         44,752
Hino Motors Ltd...................................   2,000         31,567
IHI Corp..........................................  11,000         47,664
Illinois Tool Works, Inc..........................     840         70,627

                                     FSA-6

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2013

COMPANY                                            SHARES     U.S. $ VALUE
--------------------------------------------------------------------------
MACHINERY (CONTINUED)
Ingersoll-Rand PLC................................     447    $     27,535
Mitsubishi Heavy Industries Ltd...................  10,000          62,056
Parker Hannifin Corp..............................     570          73,325
                                                              ------------
                                                                   403,341
                                                              ------------
PROFESSIONAL SERVICES -- 0.5%
Dun & Bradstreet Corp. (The)......................     430          52,783
Randstad Holding NV...............................     830          53,949
Robert Half International, Inc....................   1,220          51,228
                                                              ------------
                                                                   157,960
                                                              ------------
ROAD & RAIL -- 0.5%
Central Japan Railway Co..........................     500          59,041
Nippon Express Co., Ltd...........................  10,000          48,500
West Japan Railway Co.............................     900          39,072
                                                              ------------
                                                                   146,613
                                                              ------------
TRADING COMPANIES & DISTRIBUTORS -- 0.3%
ITOCHU Corp.......................................   4,300          53,263
Sumitomo Corp.....................................   4,500          56,667
                                                              ------------
                                                                   109,930
                                                              ------------
Total Industrials.................................               2,620,590
                                                              ------------

INFORMATION TECHNOLOGY -- 6.7%

COMMUNICATIONS EQUIPMENT -- 0.6%
Cisco Systems, Inc................................   4,130          92,718
Harris Corp.......................................     790          55,150
QUALCOMM, Inc.....................................     570          42,323
                                                              ------------
                                                                   190,191
                                                              ------------
COMPUTERS & PERIPHERALS -- 1.4%
Apple, Inc........................................     511         286,727
Hewlett-Packard Co................................   4,440         124,231
Seagate Technology PLC............................   1,110          62,338
                                                              ------------
                                                                   473,296
                                                              ------------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.7%
Corning, Inc......................................   3,660          65,221
FUJIFILM Holdings Corp............................   1,500          42,661
Hitachi Ltd.......................................   6,000          45,582
Hoya Corp.........................................     900          25,079
TE Connectivity Ltd...............................     690          38,026
                                                              ------------
                                                                   216,569
                                                              ------------
INTERNET SOFTWARE & SERVICES -- 0.5%
Google, Inc. -- Class A/(a)/......................     135         151,296
                                                              ------------

IT SERVICES -- 1.3%
Cap Gemini SA.....................................     840          56,949
Fujitsu Ltd./(a)/.................................   5,000          25,964
International Business Machines Corp..............     920         172,564
Leidos Holdings, Inc..............................   1,080          50,209
MasterCard, Inc. -- Class A.......................     120         100,255
Visa, Inc. -- Class A.............................     120          26,722
                                                              ------------
                                                                   432,663
                                                              ------------
OFFICE ELECTRONICS -- 0.1%
Xerox Corp........................................   3,230          39,309
                                                              ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.1%
Applied Materials, Inc............................   2,450          43,341
COMPANY                                            SHARES     U.S. $ VALUE
-----------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
Intel Corp........................................   4,880    $    126,685
KLA-Tencor Corp...................................     770          49,634
Lam Research Corp./(a)/...........................     950          51,727
STMicroelectronics NV.............................   3,830          30,796
Texas Instruments, Inc............................   1,030          45,227
                                                              ------------
                                                                   347,410
                                                              ------------
SOFTWARE -- 1.0%
Activision Blizzard, Inc..........................   1,530          27,280
Microsoft Corp....................................   5,940         222,334
Oracle Corp.......................................   1,910          73,077
                                                              ------------
                                                                   322,691
                                                              ------------
Total Information Technology......................               2,173,425
                                                              ------------

HEALTH CARE -- 6.6%

BIOTECHNOLOGY -- 0.7%
Amgen, Inc........................................     424          48,404
Celgene Corp./(a)/................................     330          55,757
Gilead Sciences, Inc./(a)/........................   1,340         100,701
Vertex Pharmaceuticals, Inc./(a)/.................     390          28,977
                                                              ------------
                                                                   233,839
                                                              ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.1%
Abbott Laboratories...............................   1,820          69,761
Becton Dickinson and Co...........................     300          33,147
Covidien PLC......................................     470          32,007
Edwards Lifesciences Corp./(a)/...................     790          51,950
Medtronic, Inc....................................   1,540          88,380
Sorin SpA/(a)/....................................  11,220          32,077
Zimmer Holdings, Inc..............................     525          48,925
                                                              ------------
                                                                   356,247
                                                              ------------
HEALTH CARE PROVIDERS & SERVICES -- 1.5%
Aetna, Inc........................................     700          48,013
Alfresa Holdings Corp.............................     800          39,785
AmerisourceBergen Corp. -- Class A................     815          57,303
Celesio AG........................................   1,640          51,976
Health Net, Inc./CA/(a)/..........................   2,570          76,252
Medipal Holdings Corp.............................   3,900          51,586
Suzuken Co. Ltd/Aichi Japan.......................   1,100          35,702
UnitedHealth Group, Inc...........................     840          63,252
WellPoint, Inc....................................     720          66,521
                                                              ------------
                                                                   490,390
                                                              ------------
PHARMACEUTICALS -- 3.3%
AbbVie, Inc.......................................   1,990         105,092
Bayer AG..........................................     780         109,576
Eli Lilly & Co....................................   1,530          78,030
GlaxoSmithKline PLC...............................   2,110          56,384
Johnson & Johnson.................................   2,310         211,573
Merck & Co., Inc..................................   1,444          72,272
Novo Nordisk A/S -- Class B.......................     160          29,375
Otsuka Holdings Co., Ltd..........................   1,000          28,930
Pfizer, Inc.......................................   5,794         177,470
Roche Holding AG..................................     715         200,899
                                                              ------------
                                                                 1,069,601
                                                              ------------
Total Health Care.................................               2,150,077
                                                              ------------

                                     FSA-7

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2013

COMPANY                                    SHARES     U.S. $ VALUE
---------------------------------------------------------------------
ENERGY -- 5.7%

ENERGY EQUIPMENT & SERVICES -- 0.5%
Diamond Offshore Drilling, Inc............     720    $     40,982
Ensco PLC -- Class A......................   1,000          57,180
Schlumberger Ltd..........................     760          68,484
                                                      ------------
                                                           166,646
                                                      ------------
OIL, GAS & CONSUMABLE FUELS -- 5.2%
Apache Corp...............................     390          33,517
BP PLC....................................  18,110         146,792
Chevron Corp..............................   1,580         197,358
ConocoPhillips............................   1,420         100,323
ENI SpA...................................   3,524          85,292
Exxon Mobil Corp..........................   3,232         327,078
HollyFrontier Corp........................     950          47,205
Marathon Petroleum Corp...................     750          68,797
OMV AG....................................     930          44,583
Peabody Energy Corp.......................   2,100          41,013
Phillips 66...............................     990          76,359
Repsol SA.................................   1,880          47,516
Royal Dutch Shell PLC -- Class A (London).   3,000         107,534
Royal Dutch Shell PLC -- Class B..........   3,620         136,572
Statoil ASA...............................   1,900          46,190
Total SA..................................   1,900         116,812
Valero Energy Corp........................   1,600          80,640
                                                      ------------
                                                         1,703,581
                                                      ------------
Total Energy..............................               1,870,227
                                                      ------------

CONSUMER STAPLES -- 5.3%

BEVERAGES -- 0.1%
Coca-Cola West Co., Ltd...................   2,200          46,687
                                                      ------------
FOOD & STAPLES RETAILING -- 2.1%
Casino Guichard Perrachon SA..............     350          40,451
CVS Caremark Corp.........................     620          44,373
Empire Co., Ltd...........................     580          39,620
Koninklijke Ahold NV......................   3,880          69,842
Kroger Co. (The)..........................   1,920          75,898
Metcash Ltd...............................  10,940          30,955
Metro, Inc................................     850          51,920
Safeway, Inc..............................   1,630          53,089
Sysco Corp................................   1,720          62,092
Tesco PLC.................................  10,500          58,321
Wal-Mart Stores, Inc......................   1,440         113,314
WM Morrison Supermarkets PLC..............   8,510          36,845
                                                      ------------
                                                           676,720
                                                      ------------
FOOD PRODUCTS -- 1.6%
Archer-Daniels-Midland Co.................   1,420          61,628
Campbell Soup Co..........................     840          36,355
Dean Foods Co./(a)/.......................   2,810          48,304
Goodman Fielder Ltd.......................  81,720          50,171
Kraft Foods Group, Inc....................     870          46,910
Lindt & Spruengli AG......................      11          49,734
Mondelez International, Inc. -- Class A...   1,120          39,536
Nestle SA.................................   1,475         108,431
Orkla ASA.................................   4,640          36,259
Suedzucker AG.............................   1,950          52,719
                                                      ------------
                                                           530,047
                                                      ------------

COMPANY                                         SHARES     U.S. $ VALUE
--------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.4%
Colgate-Palmolive Co...........................   1,330    $     86,729
Kimberly-Clark Corp............................     530          55,364
                                                           ------------
                                                                142,093
                                                           ------------
PERSONAL PRODUCTS -- 0.2%
Herbalife Ltd..................................     640          50,368
                                                           ------------

TOBACCO -- 0.9%
British American Tobacco PLC...................   2,920         156,757
Philip Morris International, Inc...............   1,480         128,952
                                                           ------------
                                                                285,709
                                                           ------------
Total Consumer Staples.........................               1,731,624
                                                           ------------

TELECOMMUNICATION SERVICES -- 2.7%

DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.8%
AT&T, Inc......................................   4,500         158,220
BT Group PLC...................................   4,440          28,003
Deutsche Telekom AG............................   4,620          79,131
Frontier Communications Corp...................   7,120          33,108
Nippon Telegraph & Telephone Corp..............   2,000         107,931
Orange SA......................................   3,740          46,509
Telefonica Deutschland Holding AG..............   4,540          37,535
TeliaSonera AB Total Return on TeliaSonera AB..   7,210          60,221
Vivendi SA.....................................   1,209          31,942
                                                           ------------
                                                                582,600
                                                           ------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.9%
KDDI Corp......................................   1,200          74,083
NTT DoCoMo, Inc................................   3,300          54,445
Vodafone Group PLC.............................  41,800         164,604
                                                           ------------
                                                                293,132
                                                           ------------
Total Telecommunications Services..............                 875,732
                                                           ------------

MATERIALS -- 2.3%

CHEMICALS -- 1.4%
Akzo Nobel NV..................................     750          58,255
Asahi Kasei Corp...............................   5,000          39,296
BASF SE........................................     985         105,176
CF Industries Holdings, Inc....................     210          48,938
Daicel Corp....................................   5,000          40,828
JSR Corp.......................................   1,400          27,189
LyondellBasell Industries NV -- Class A........     900          72,252
Mitsubishi Chemical Holdings Corp..............   7,000          32,457
Yara International ASA.........................   1,030          44,411
                                                           ------------
                                                                468,802
                                                           ------------
CONSTRUCTION MATERIALS -- 0.2%
HeidelbergCement AG............................     610          46,356
                                                           ------------
CONTAINERS & PACKAGING -- 0.2%
Toyo Seikan Kaisha Ltd.........................   2,100          45,298
                                                           ------------

METALS & MINING -- 0.2%
Sims Metal Management Ltd./(a)/................   7,230          70,575
                                                           ------------
PAPER & FOREST PRODUCTS -- 0.3%
Stora Enso Oyj.................................   5,080          51,131

                                     FSA-8

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2013



COMPANY                               SHARES     U.S. $ VALUE
----------------------------------------------------------------
PAPER & FOREST PRODUCTS (CONTINUED)
UPM-Kymmene Oyj.....................     3,100   $     52,663
                                                 ------------
                                                      103,794
                                                 ------------
Total Materials.....................                  734,825
                                                 ------------

UTILITIES -- 1.6%

ELECTRIC UTILITIES -- 0.9%
Acciona SA..........................       920         53,083
Enel SpA............................    15,112         66,048
FirstEnergy Corp....................     1,740         57,385
Iberdrola SA........................    10,560         67,502
PPL Corp............................     1,580         47,542
                                                 ------------
                                                      291,560
                                                 ------------
GAS UTILITIES -- 0.1%
Tokyo Gas Co., Ltd..................     5,000         24,691
                                                 ------------
                                                       24,691
                                                 ------------
MULTI-UTILITIES -- 0.6%
E.ON SE.............................     3,620         66,917
GDF Suez............................     2,940         69,260
SCANA Corp..........................       580         27,219
Veolia Environnement SA.............     2,770         45,315
                                                 ------------
                                                      208,711
                                                 ------------
Total Utilities.....................                  524,962
                                                 ------------

Total Common Stocks
 (cost $15,700,527).................               19,782,784
                                                 ------------

                                     PRINCIPAL
                                      AMOUNT
                                       (000)
----------------------------------------------------------------
LONG-TERM DEBT SECURITIES -- 37.2%

GOVERNMENTS - TREASURIES -- 11.6%

UNITED STATES -- 11.6%
U.S. Treasury Bonds
 2.75%, 8/15/42.....................  $     10          7,923
  2.875%, 5/15/43...................        50         40,523
  3.00%, 5/15/42....................        65         54,509
  3.125%, 2/15/43...................        65         55,656
  3.625%, 8/15/43...................        85         80,272
  4.50%, 2/15/36....................        85         94,576
  4.625%, 2/15/40...................       230        259,756
  5.375%, 2/15/31...................        35         42,891
U.S. Treasury Notes
 0.125%, 4/30/15....................       390        389,543
  0.625%, 8/31/17...................       225        220,781
  0.75%, 6/30/17....................        50         49,473
  0.875%, 1/31/17...................        50         50,047
  1.00%, 8/31/16-3/31/17............       748        754,273
  1.25%, 10/31/18...................        85         83,333
  1.50%, 8/31/18....................       595        591,979
  1.625%, 8/15/22...................        95         86,309
  1.75%, 10/31/20-5/15/23...........        60         56,402
  2.50%, 8/15/23....................       415        398,530
  3.75%, 11/15/18...................        26         27,984
  4.125%, 5/15/15...................       405        426,547
                                                 ------------
Total Governments -- Treasuries.....                3,771,307
                                                 ------------

                                                  PRINCIPAL
                                                   AMOUNT
COMPANY                                             (000)     U.S. $ VALUE
-----------------------------------------------------------------------------
CORPORATES - INVESTMENT GRADES -- 9.9%/(B)/

INDUSTRIAL -- 4.5%

BASIC -- 0.4%
Barrick North America Finance LLC
 4.40%, 5/30/21..................................  $     23   $     22,145
Dow Chemical Co. (The)
 4.125%, 11/15/21                                        10         10,330
  4.375%, 11/15/42...............................        12         10,536
  7.375%, 11/01/29...............................         5          6,426
  8.55%, 5/15/19.................................        12         15,494
Freeport-McMoRan Copper & Gold, Inc.
 2.375%, 3/15/18.................................        16         15,961
Glencore Funding LLC
 4.125%, 5/30/23.................................        15         14,018
Rio Tinto Finance USA PLC
 2.25%, 12/14/18.................................        30         29,852
  2.875%, 8/21/22................................        19         17,709
  3.50%, 3/22/22.................................         7          6,869
                                                              ------------
                                                                   149,340
                                                              ------------
CAPITAL GOODS -- 0.1%
Owens Corning
 6.50%, 12/01/16.................................        25         27,742
Republic Services, Inc.
 5.50%, 9/15/19..................................        20         22,505
                                                              ------------
                                                                    50,247
                                                              ------------
COMMUNICATIONS - MEDIA -- 0.9%
21st Century Fox America, Inc.
 3.00%, 9/15/22..................................        55         51,703
  4.50%, 2/15/21.................................        25         26,797
  6.55%, 3/15/33.................................         5          5,685
CBS Corp.
 5.75%, 4/15/20..................................        30         33,676
Comcast Cable Communications Holdings, Inc.
 9.455%, 11/15/22................................        15         20,776
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
 3.80%, 3/15/22..................................        10          9,606
  4.60%, 2/15/21.................................        15         15,490
  4.75%, 10/01/14................................        15         15,446
Omnicom Group, Inc.
 3.625%, 5/01/22.................................        11         10,652
Reed Elsevier Capital, Inc.
 8.625%, 1/15/19.................................        27         33,851
TCI Communications, Inc.
 7.875%, 2/15/26.................................        25         32,387
Time Warner Cable, Inc.
 7.50%, 4/01/14..................................        10         10,166
Time Warner Entertainment Co. LP
 8.375%, 3/15/23.................................        15         17,253
WPP Finance 2010
 4.75%, 11/21/21.................................        16         16,633
                                                              ------------
                                                                   300,121
                                                              ------------
COMMUNICATIONS - TELECOMMUNICATIONS -- 0.6%
American Tower Corp.
 5.05%, 9/01/20..................................        30         31,724
AT&T, Inc.
 4.30%, 12/15/42.................................         7          5,938

                                     FSA-9

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2013

                                           PRINCIPAL
                                            AMOUNT
COMPANY                                      (000)     U.S. $ VALUE
----------------------------------------------------------------------
COMMUNICATIONS - TELECOMMUNICATIONS (CONTINUED)
  4.45%, 5/15/21..........................  $     17   $     17,898
  5.35%, 9/01/40..........................        18         17,810
British Telecommunications PLC
 9.625%, 12/15/30 /(c)/...................        12         17,907
Telefonica Emisiones SAU
 5.462%, 2/16/21..........................        10         10,551
United States Cellular Corp.
 6.70%, 12/15/33..........................         4          3,792
Verizon Communications, Inc.
 5.15%, 9/15/23...........................        20         21,474
  6.55%, 9/15/43..........................        30         35,099
  7.35%, 4/01/39..........................        20         24,840
                                                       ------------
                                                            187,033
                                                       ------------
CONSUMER CYCLICAL - AUTOMOTIVE -- 0.1%
Harley-Davidson Funding Corp.
 5.75%, 12/15/14..........................        27         28,198
                                                       ------------

CONSUMER CYCLICAL - ENTERTAINMENT -- 0.2%
Time Warner, Inc.
 4.00%, 1/15/22...........................         9          9,114
  4.70%, 1/15/21..........................        10         10,617
  7.625%, 4/15/31.........................        25         31,639
Viacom, Inc.
 5.625%, 9/15/19..........................         5          5,686
                                                       ------------
                                                             57,056
                                                       ------------
CONSUMER CYCLICAL - OTHER -- 0.1%
Wyndham Worldwide Corp.
 2.50%, 3/01/18...........................        35         34,881
                                                       ------------

CONSUMER CYCLICAL - RETAILERS -- 0.2%
Gap, Inc. (The)
 5.95%, 4/12/21...........................        30         33,149
Macy's Retail Holdings, Inc.
 3.875%, 1/15/22..........................        25         24,642
                                                       ------------
                                                             57,791
                                                       ------------
CONSUMER NON-CYCLICAL -- 0.6%
Actavis, Inc.
 3.25%, 10/01/22..........................        12         11,193
Ahold Finance USA LLC
 6.875%, 5/01/29..........................        24         28,420
Kroger Co. (The)
 3.40%, 4/15/22...........................        27         26,189
  3.85%, 8/01/23..........................        25         24,614
Mylan, Inc./PA
 2.55%, 3/28/19...........................        35         34,651
Reynolds American, Inc.
 3.25%, 11/01/22..........................        16         14,747
Thermo Fisher Scientific, Inc.
 4.15%, 2/01/24...........................        13         12,877
Tyson Foods, Inc.
 4.50%, 6/15/22...........................        30         30,545
                                                       ------------
                                                            183,236
                                                       ------------
ENERGY -- 0.6%
Anadarko Petroleum Corp.
 6.45%, 9/15/36...........................        11         12,352
Encana Corp.
 3.90%, 11/15/21..........................        10          9,929

                                        PRINCIPAL
                                         AMOUNT
COMPANY                                   (000)     U.S. $ VALUE
-------------------------------------------------------------------
ENERGY (CONTINUED)
Hess Corp.
 7.875%, 10/01/29......................  $      2   $      2,549
Marathon Petroleum Corp.
 5.125%, 3/01/21.......................        11         11,916
Nabors Industries, Inc.
 5.10%, 9/15/23........................        20         19,839
Noble Energy, Inc.
 8.25%, 3/01/19........................        29         36,045
Noble Holding International Ltd.
 3.95%, 3/15/22........................        10          9,776
  4.90%, 8/01/20.......................         5          5,277
Phillips 66
 4.30%, 4/01/22........................        21         21,341
Transocean, Inc.
 3.80%, 10/15/22.......................        11         10,426
  6.375%, 12/15/21.....................         2          2,247
  6.50%, 11/15/20......................        12         13,703
Valero Energy Corp.
 6.125%, 2/01/20.......................        17         19,418
Weatherford International Ltd./Bermuda
 5.125%, 9/15/20.......................        15         16,114
  9.625%, 3/01/19......................        15         19,273
                                                    ------------
                                                         210,205
                                                    ------------
TECHNOLOGY -- 0.3%
Agilent Technologies, Inc.
 5.00%, 7/15/20........................         7          7,547
HP Enterprise Services LLC
 7.45%, 10/15/29.......................         5          5,626
Intel Corp.
 4.80%, 10/01/41.......................        15         14,628
Motorola Solutions, Inc.
 3.50%, 3/01/23........................        27         24,979
Telefonaktiebolaget LM Ericsson
 4.125%, 5/15/22.......................        30         29,159
Total System Services, Inc.
 2.375%, 6/01/18.......................        14         13,620
  3.75%, 6/01/23.......................         8          7,395
                                                    ------------
                                                         102,954
                                                    ------------
TRANSPORTATION - AIRLINES -- 0.1%
Southwest Airlines Co.
 5.25%, 10/01/14.......................        10         10,320
  5.75%, 12/15/16......................        20         22,281
                                                    ------------
                                                          32,601
                                                    ------------
TRANSPORTATION - RAILROADS -- 0.1%
CSX Corp.
 4.75%, 5/30/42........................        30         28,497
                                                    ------------

TRANSPORTATION - SERVICES -- 0.2%
Asciano Finance Ltd.
 3.125%, 9/23/15.......................        30         30,679
Ryder System, Inc.
 5.85%, 11/01/16.......................        11         12,186
  7.20%, 9/01/15.......................        10         10,977
                                                    ------------
                                                          53,842
                                                    ------------
                                                       1,476,002
                                                    ------------

                                    FSA-10

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2013

                                  PRINCIPAL
                                   AMOUNT
COMPANY                             (000)   U.S. $ VALUE
--------------------------------------------------------
FINANCIAL INSTITUTIONS -- 3.9%

BANKING -- 2.4%
Bank of America Corp.
 3.30%, 1/11/23..................  $     20 $     18,925
  5.00%, 5/13/21.................        10       10,928
  5.70%, 1/24/22.................        15       16,978
  5.875%, 2/07/42................        17       19,443
  Series L
  5.65%, 5/01/18.................        50       56,913
Capital One Financial Corp.
 4.75%, 7/15/21..................        25       26,584
Citigroup, Inc.
 3.375%, 3/01/23.................        10        9,505
  4.50%, 1/14/22.................        34       36,030
  5.375%, 8/09/20................        46       52,331
  8.50%, 5/22/19.................        15       19,224
Compass Bank
 5.50%, 4/01/20..................        35       35,821
Fifth Third Bancorp
 3.50%, 3/15/22..................        12       11,702
Goldman Sachs Group, Inc. (The)
 5.75%, 1/24/22..................        55       61,913
  Series D
  6.00%, 6/15/20.................        15       17,199
  Series G
  7.50%, 2/15/19.................        35       42,629
HSBC Holdings PLC
 4.00%, 3/30/22..................        30       30,835
  5.10%, 4/05/21.................        20       22,229
JPMorgan Chase & Co.
 4.40%, 7/22/20..................        20       21,499
  4.50%, 1/24/22.................        20       21,155
Lloyds Bank PLC
 4.20%, 3/28/17..................        30       32,374
Macquarie Bank Ltd.
 5.00%, 2/22/17..................         9        9,760
Macquarie Group Ltd.
 4.875%, 8/10/17.................        21       22,613
Morgan Stanley
 3.75%, 2/25/23..................        20       19,461
  4.75%, 3/22/17.................        40       43,653
  Series G
  5.50%, 7/28/21.................        38       42,463
Murray Street Investment Trust I
 4.647%, 3/09/17.................         3        3,231
PNC Funding Corp.
 5.125%, 2/08/20.................        15       16,847
Royal Bank of Scotland PLC (The)
 5.625%, 8/24/20.................        10       11,195
  6.125%, 1/11/21................        25       28,297
State Street Corp.
 3.70%, 11/20/23.................        15       14,882
                                            ------------
                                                 776,619
                                            ------------
BROKERAGE -- 0.1%
Nomura Holdings, Inc.
 2.00%, 9/13/16..................        33       33,273
                                            ------------

                                         PRINCIPAL
                                          AMOUNT
COMPANY                                    (000)     U.S. $ VALUE
--------------------------------------------------------------------
FINANCE -- 0.1%
General Electric Capital Corp.
 4.65%, 10/17/21........................  $     13   $     14,163
  Series G
  5.625%, 5/01/18.......................        15         17,225
                                                     ------------
                                                           31,388
                                                     ------------
INSURANCE -- 1.0%
Allied World Assurance Co., Ltd.
 7.50%, 8/01/16.........................        13         14,924
American International Group, Inc.
  3.80%, 3/22/17........................        15         16,019
  4.875%, 6/01/22.......................        45         48,367
Coventry Health Care, Inc.
  6.125%, 1/15/15.......................         5          5,280
  6.30%, 8/15/14........................        25         25,878
Guardian Life Insurance Co. of America
 7.375%, 9/30/39........................        10         12,820
Hartford Financial Services Group, Inc.
 5.125%, 4/15/22........................        15         16,338
  6.10%, 10/01/41.......................        18         20,582
Humana, Inc.
 6.45%, 6/01/16.........................        10         11,174
Lincoln National Corp.
 8.75%, 7/01/19.........................         9         11,584
Massachusetts Mutual Life Insurance Co.
 8.875%, 6/01/39........................        10         14,331
MetLife, Inc.
 7.717%, 2/15/19........................        22         27,269
Nationwide Mutual Insurance Co.
 9.375%, 8/15/39........................        25         35,058
Prudential Financial, Inc.
 4.50%, 11/15/20........................        19         20,383
  5.625%, 6/15/43.......................        15         14,700
WellPoint, Inc.
 3.30%, 1/15/23.........................        11         10,265
XLIT Ltd.
 6.25%, 5/15/27.........................        19         21,283
                                                     ------------
                                                          326,255
                                                     ------------
OTHER FINANCE -- 0.1%
ORIX Corp.
 4.71%, 4/27/15.........................        17         17,724
                                                     ------------

REITS -- 0.2%
ERP Operating LP
 5.25%, 9/15/14.........................        24         24,764
HCP, Inc.
 5.375%, 2/01/21........................        30         32,657
Health Care REIT, Inc.
 5.25%, 1/15/22.........................        30         31,969
                                                     ------------
                                                           89,390
                                                     ------------
                                                        1,274,649
                                                     ------------
UTILITY -- 1.4%

ELECTRIC -- 0.3%
Constellation Energy Group, Inc.
 5.15%, 12/01/20........................         6          6,385
Enersis SA/Cayman Island
 7.375%, 1/15/14........................        18         18,034

                                    FSA-11

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2013

                                       PRINCIPAL
                                        AMOUNT
COMPANY                                  (000)     U.S. $ VALUE
------------------------------------------------------------------
ELECTRIC (CONTINUED)
MidAmerican Energy Holdings Co.
 6.125%, 4/01/36......................  $     25   $     28,401
Pacific Gas & Electric Co.
 4.50%, 12/15/41......................        10          9,402
TECO Finance, Inc.
 4.00%, 3/15/16.......................        10         10,603
  5.15%, 3/15/20......................        10         10,967
Wisconsin Energy Corp.
 6.25%, 5/15/67.......................        32         33,000
                                                   ------------
                                                        116,792
                                                   ------------
NATURAL GAS -- 1.0%
Energy Transfer Partners LP
 6.125%, 2/15/17......................        10         11,123
  6.625%, 10/15/36....................         5          5,388
  6.70%, 7/01/18......................        15         17,416
Enterprise Products Operating LLC
 3.35%, 3/15/23.......................        20         18,998
  5.20%, 9/01/20......................        20         22,248
GDF Suez
 1.625%, 10/10/17.....................        11         10,889
Kinder Morgan Energy Partners LP
 2.65%, 2/01/19.......................        18         17,800
  3.95%, 9/01/22......................        36         35,081
  4.15%, 3/01/22......................        11         10,920
Nisource Finance Corp.
 6.80%, 1/15/19.......................        30         34,914
ONEOK, Inc.
 4.25%, 2/01/22.......................        30         28,222
Sempra Energy
 4.05%, 12/01/23......................        35         34,560
TransCanada PipeLines Ltd.
 6.35%, 5/15/67.......................        28         28,762
Williams Cos., Inc. (The)
 3.70%, 1/15/23.......................        35         30,548
Williams Partners LP
 5.25%, 3/15/20.......................        20         21,869
                                                   ------------
                                                        328,738
                                                   ------------
                                                        445,530
                                                   ------------
NON CORPORATE SECTORS -- 0.1%

AGENCIES - NOT GOVERNMENT GUARANTEED -- 0.1%
Petrobras International Finance Co.
 5.75%, 1/20/20.......................        25         25,723
                                                   ------------
Total Corporates -- Investment Grades.                3,221,904
                                                   ------------

MORTGAGE PASS-THROUGHS -- 7.5%

AGENCY FIXED RATE 30-YEAR -- 6.4%
Federal Home Loan Mortgage Corp. Gold
 4.00%, 12/01/43, TBA.................        70         71,887
  4.50%, 10/01/39.....................       126        133,886
  Series 2007
  5.50%, 7/01/35......................        17         18,310
Federal National Mortgage Association
 3.00%, 4/01/43-8/01/43...............       183        173,918
  3.50%, 7/01/43......................       126        125,782

                                                     PRINCIPAL
                                                      AMOUNT
COMPANY                                                (000)     U.S. $ VALUE
--------------------------------------------------------------------------------
AGENCY FIXED RATE 30-YEAR (CONTINUED)
  3.50%, 12/01/43, TBA..............................  $    730   $    725,152
  4.00%, 12/01/43, TBA..............................       308        316,533
  4.50%, 12/25/43, TBA..............................       165        174,829
  5.00%, 12/25/43, TBA..............................        75         81,451
  5.50%, 1/01/35....................................        31         33,720
  Series 2003
  5.50%, 4/01/33-7/01/33............................        60         66,157
  Series 2004
  5.50%, 4/01/34-11/01/34...........................        41         45,059
  Series 2005
  4.50%, 8/01/35....................................        14         14,395
  Series 2007
  4.50%, 9/01/35....................................        39         40,980
  Series 2012
  3.00%, 7/01/42....................................        60         56,914
                                                                 ------------
                                                                    2,078,973
                                                                 ------------
AGENCY FIXED RATE 15-YEAR -- 1.1%
Federal National Mortgage Association
 2.50%, 12/01/28, TBA...............................       280        277,113
  3.50%, 2/01/29, TBA...............................        93         96,485
                                                                 ------------
                                                                      373,598
                                                                 ------------
Total Mortgage Pass-Throughs........................                2,452,571
                                                                 ------------

AGENCIES -- 3.4%

AGENCY DEBENTURES -- 3.4%
Federal Farm Credit Banks
 0.197%, 2/13/15/(d)/...............................       390        390,248
  Series 1
  0.165%, 3/26/15/(d)/..............................       250        250,070
Federal National Mortgage Association
 6.25%, 5/15/29.....................................        70         87,755
  6.625%, 11/15/30..................................       145        188,613
Residual Funding Corp. Principal Strip
 Zero Coupon, 7/15/20...............................       210        175,261
                                                                 ------------
Total Agencies......................................                1,091,947
                                                                 ------------

COMMERCIAL MORTGAGE-BACKED SECURITIES -- 3.0%

NON-AGENCY FIXED RATE CMBS -- 2.9%
Citigroup Commercial Mortgage Trust
 Series 2004-C1, Class A4
 5.383%, 4/15/40....................................        70         70,597
  Series 2006-C4, Class A1A
  5.778%, 3/15/49...................................        13         13,669
Commercial Mortgage Pass Through Certificates
  Series 2013-CR6, Class A2
  2.122%, 3/10/46...................................        65         64,880
Credit Suisse First Boston Mortgage Securities Corp
  Series 2005-C1, Class A4
  5.014%, 2/15/38...................................        94         96,689
Greenwich Capital Commercial Funding Corp.
  Series 2007-GG9, Class A4
  5.444%, 3/10/39...................................        30         32,404
GS Mortgage Securities Corp. II
  Series 2004-GG2, Class A6
  5.396%, 8/10/38...................................        77         78,254

                                    FSA-12

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2013

                                                     PRINCIPAL
                                                      AMOUNT
COMPANY                                                (000)     U.S. $ VALUE
--------------------------------------------------------------------------------
NON-AGENCY FIXED RATE CMBS (CONTINUED)
JP Morgan Chase Commercial Mortgage Securities
 Trust
  Series 2007-CB18, Class A1A
  5.431%, 6/12/47...................................  $     63   $     69,606
  Series 2007-LDPX, Class A1A
  5.439%, 1/15/49...................................        66         72,603
LB-UBS Commercial Mortgage Trust
  Series 2004-C4, Class A4
  5.494%, 6/15/29...................................         8          8,258
  Series 2006-C1, Class A4
  5.156%, 2/15/31...................................        95        101,464
Merrill Lynch Mortgage Trust
  Series 2005-CKI1, Class A6
  5.28%, 11/12/37...................................        50         52,992
  Series 2006-C2, Class A1A
  5.739%, 8/12/43...................................        14         15,633
Merrill Lynch/Countrywide Commercial Mortgage Trust
  Series 2006-4, Class A1A
  5.166%, 12/12/49..................................        64         69,745
Morgan Stanley Capital I Trust
  Series 2007-T27, Class A1A
  5.648%, 6/11/42...................................        49         54,637
UBS-Barclays Commercial Mortgage Trust
  Series 2012-C3, Class A4
  3.091%, 8/10/49...................................        17         16,122
  Series 2012-C4, Class A5
  2.85%, 12/10/45...................................        30         27,963
Wachovia Bank Commercial Mortgage Trust
  Series 2006-C25, Class A1A
  5.719%, 5/15/43...................................        52         57,345
WF-RBS Commercial Mortgage Trust
  Series 2013-C14, Class A5
  3.337%, 6/15/46...................................        33         31,447
                                                                 ------------
                                                                      934,308
                                                                 ------------
AGENCY CMBS -- 0.1%
Federal Home Loan Mortgage Corp.
  Series K010, Class A1
  3.32%, 7/25/20....................................        48         51,094
                                                                 ------------
Total Commercial Mortgage-Backed Securities.........                  985,402
                                                                 ------------

INFLATION-LINKED SECURITIES -- 0.8%

UNITED STATES -- 0.8%
U.S. Treasury Inflation Index
  0.125%, 4/15/16 (TIPS)............................       235        255,307
                                                                 ------------

ASSET-BACKED SECURITIES -- 0.5%

AUTOS - FIXED RATE -- 0.4%
Avis Budget Rental Car Funding AESOP LLC
  Series 2012-2A, Class A
  2.802%, 5/20/18...................................       100        103,130
Mercedes-Benz Auto Lease Trust
  Series 2013-A, Class A3
  0.59%, 2/15/16....................................        22         22,014
                                                                 ------------
                                                                      125,144
                                                                 ------------

                                                     PRINCIPAL
                                                      AMOUNT
COMPANY                                                (000)     U.S. $ VALUE
-----------------------------------------------------------------------------
HOME EQUITY LOANS - FIXED RATE -- 0.1%
Citifinancial Mortgage Securities, Inc.
  Series 2003-1, Class AFPT
  3.86%, 1/25/33....................................  $     10   $      9,784
Credit-Based Asset Servicing and Securitization LLC
  Series 2003-CB1, Class AF
  3.95%, 1/25/33....................................        20         20,207
                                                                 ------------
                                                                       29,991
                                                                 ------------
HOME EQUITY LOANS - FLOATING RATE -- 0.0%
Asset Backed Funding Certificates
  Series 2003-WF1, Class A2
  1.29%, 12/25/32/(d)/..............................        14         13,327
Residential Asset Securities Corp. Trust
  Series 2003-KS3, Class A2
  0.765%, 5/25/33/(d)/..............................         2          1,749
                                                                 ------------
                                                                       15,076
                                                                 ------------
Total Asset-Backed Securities.......................                  170,211
                                                                 ------------

GOVERNMENTS - SOVEREIGN BONDS -- 0.2%

POLAND -- 0.1%
Poland Government International Bond
  3.875%, 7/16/15...................................        39         40,806
                                                                 ------------
RUSSIA -- 0.1%
Russian Foreign Bond -- Eurobond
  7.50%, 3/31/30....................................        25         29,159
                                                                 ------------
Total Governments -- Sovereign Bonds................                   69,965
                                                                 ------------

COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%

NON-AGENCY FIXED RATE -- 0.1%
JP Morgan Alternative Loan Trust
  Series 2006-A3, Class 2A1
  2.672%, 7/25/36...................................        55         40,768
Merrill Lynch Mortgage Investors Trust
  Series 2005-A8, Class A1C1
  5.25%, 8/25/36....................................         2          2,393
                                                                 ------------
Total Collateralized Mortgage Obligations...........                   43,161
                                                                 ------------

LOCAL GOVERNMENTS - MUNICIPAL BONDS -- 0.1%

UNITED STATES -- 0.1%
California GO
  7.625%, 3/01/40...................................        25         32,697
                                                                 ------------

GOVERNMENTS - SOVEREIGN AGENCIES -- 0.1%

GERMANY -- 0.1%
Landwirtschaftliche Rentenbank
  5.125%, 2/01/17...................................        20         22,501
                                                                 ------------

QUASI-SOVEREIGNS -- 0.0%

MEXICO -- 0.0%
Petroleos Mexicanos
 3.50%, 7/18/18.....................................        15         15,394
                                                                 ------------
Total Long-Term Debt Securities
 (amortized cost $12,013,737).......................               12,132,367
                                                                 ------------

                                    FSA-13

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2013


COMPANY                                   SHARES     U.S. $ VALUE
--------------------------------------------------------------------
RIGHTS -- 0.0%

ENERGY -- 0.0%

OIL, GAS & CONSUMABLE FUELS -- 0.0%
Repsol SA, expiring 1/09/14/ (a)/.......     1,880   $      1,285
                                                     ------------
Total Rights
 (cost $1,335)..........................                    1,285
                                                     ------------

                                         PRINCIPAL
                                          AMOUNT
                                           (000)
--------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.1%

U.S. TREASURY BILLS -- 1.5%
U.S. Treasury Bill
 Zero Coupon, 3/20/14...................  $    490        489,936
                                                     ------------

TIME DEPOSIT -- 3.6%
  JPMorgan Nassau
   0.05%, 1/02/14
   (amortized cost $1,176,741)..........     1,177      1,176,741
                                                     ------------
Total Short-Term Investments
 (cost $1,666,677)......................                1,666,677
                                                     ------------

TOTAL INVESTMENTS -- 103.0%
  (cost/amortized cost $29,382,276).....               33,583,113
Other assets less liabilities -- (3.0)%.                 (992,142)
                                                     ------------

NET ASSETS -- 100.0%                                 $ 32,590,971
                                                     ============

-----------
(a)Non-income producing security.
(b)Classification of investment grade is unaudited.
(c)Variable rate coupon, rate shown as of December 31, 2013.
(d)Floating Rate Security. Stated interest rate was in effect at December 31, 2013.

Glossary:
CMBS -- Commercial Mortgage-Backed Securities
GO -- General Obligation
REIT -- Real Estate Investment Trust
TBA -- To Be Announced
TIPS -- Treasury Inflation Protected Security
The accompanying notes are an integral part of these financial statements.

                                    FSA-14

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONCLUDED)

DECEMBER 31, 2013

                % OF TOTAL INVESTMENTS* COUNTRY DIVERSIFICATION
                ----------------------- -----------------------
                        67.8%           United States
                         7.2%           Japan
                         6.1%           United Kingdom
                         3.6%           Germany
                         3.2%           France
                         2.3%           Australia
                         1.8%           Switzerland
                         1.2%           Netherlands
                         1.2%           Canada
                         1.0%           Sweden
                         0.8%           Spain
                         0.8%           Hong Kong
                         0.6%           Italy
                         0.4%           Norway
                         2.0%           Other
                         ----
                        100.0%
                        ======
-----------
* All data are as of December 31, 2013. The Fund's country breakdown is expressed as a percentage of long-term investments and may vary over time. "Other" country weightings represent 0.3% or less in the following countries: Austria, Belgium, Brazil, Cayman Islands, Chile, Denmark, Finland, Ireland, Mexico, New Zealand, Poland, Russia, and Singapore.
The accompanying notes are an integral part of these financial statements.

                                    FSA-15

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2013

ASSETS:
Investments (Notes 2 and 3):
  Common stocks -- at value (cost: $50,060,578)............... $86,779,646
  Short-term securities -- at value (amortized cost: 635,878).     635,878
Cash..........................................................     103,584
Interest and dividends receivable.............................      89,367
Fees receivable from Contractowners...........................       2,433
Variation Margin Due from Broker..............................       1,380
                                                               -----------
   Total assets...............................................  87,612,288
                                                               -----------

LIABILITIES:
Payable for investments securities purchased..................       3,927
Due to AXA Equitable's General Account........................     330,275
Accrued custody and bank fees.................................       8,951
Administrative fees payable...................................      27,594
Asset management fee payable..................................      16,637
Accrued expenses..............................................      65,965
                                                               -----------
   Total liabilities..........................................     453,349
                                                               -----------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION.. $87,158,939
                                                               ===========
Amount retained by AXA Equitable in Separate Account No. 4.... $ 4,461,074
Net assets attributable to contractowners.....................  46,640,457
Net assets allocated to contracts in payout period............  36,057,408
                                                               -----------
NET ASSETS.................................................... $87,158,939
                                                               ===========

               UNITS OUTSTANDING UNIT VALUES
               ----------------- -----------
Institutional.       3,248       $14,372.16
RIA...........       2,473         1,330.14
MRP...........      68,786           519.39
EPP...........       1,064         1,380.15

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-16

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2013

INVESTMENT INCOME (NOTE 2):
  Dividends (net of foreign taxes withheld of $86).......................... $ 1,399,528
  Interest..................................................................         210
                                                                             -----------
   Total investment income..................................................   1,399,738
                                                                             -----------
  Other income..............................................................      26,645
                                                                             -----------
   Total income.............................................................   1,426,383
                                                                             -----------

EXPENSES (NOTE 6):
  Investment management fees................................................    (106,954)
  Custody and bank fees.....................................................     (35,022)
  Other operating expenses..................................................     (64,759)
                                                                             -----------
   Total expenses...........................................................    (206,735)
                                                                             -----------

NET INVESTMENT INCOME.......................................................   1,219,648
                                                                             -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FUTURES CONTRACTS (NOTE 2):
  Net realized gain from investments........................................   9,406,538
  Net realized gain on futures contracts....................................      95,778
  Change in unrealized appreciation of investments..........................  12,800,527
  Change in unrealized appreciation on futures contracts....................      17,978
                                                                             -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FUTURES CONTRACTS.......  22,320,821
                                                                             -----------

NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS....................... $23,540,469
                                                                             ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-17

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED        YEAR ENDED
                                                                                     DECEMBER 31, 2013 DECEMBER 31, 2012
                                                                                     ----------------- -----------------
INCREASE/(DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income.............................................................   $  1,219,648      $  1,271,557
  Net realized gain on investments and futures contracts............................      9,502,316         4,592,823
  Change in unrealized appreciation of investments and futures contracts............     12,818,505         4,709,966
                                                                                       ------------      ------------
   Net increase in net assets attributable to operations............................     23,540,469        10,574,346
                                                                                       ------------      ------------

FROM CONTRACTOWNER TRANSACTIONS:
  Contributions.....................................................................      4,559,918         6,717,271
  Withdrawals.......................................................................    (15,608,416)      (11,498,651)
  Asset management fees (Note 6)....................................................        (56,135)          (51,511)
  Administrative fees (Note 6)......................................................       (357,118)         (344,018)
                                                                                       ------------      ------------
   Net decrease in net assets attributable to contractowner transactions............    (11,461,751)       (5,176,909)
                                                                                       ------------      ------------
   Net increase in net assets attributable to AXA Equitable's transactions..........          6,017             6,549
                                                                                       ------------      ------------
INCREASE IN NET ASSETS..............................................................     12,084,735         5,403,986
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- BEGINNING OF PERIOD.     75,074,204        69,670,218
                                                                                       ------------      ------------

NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- END OF PERIOD.......   $ 87,158,939      $ 75,074,204
                                                                                       ============      ============

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-18

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2013

COMPANY                                               SHARES U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS -- 99.6%

INFORMATION TECHNOLOGY -- 27.0%

COMMUNICATIONS EQUIPMENT -- 1.6%
CommScope Holding Co., Inc./(a)/.....................    216   $    4,087
F5 Networks, Inc./(a)/...............................    700       63,602
Harris Corp..........................................    180       12,566
JDS Uniphase Corp./(a)/..............................  1,590       20,638
Juniper Networks, Inc./(a)/..........................    830       18,733
Motorola Solutions, Inc..............................  2,020      136,350
Palo Alto Networks, Inc./(a)/........................    260       14,942
QUALCOMM, Inc........................................ 15,440    1,146,420
Riverbed Technology, Inc./(a)/.......................  1,360       24,589
                                                               ----------
                                                                1,441,927
                                                               ----------
COMPUTERS & PERIPHERALS -- 4.8%
3D Systems Corp./(a)/................................    900       83,637
Apple, Inc...........................................  6,362    3,569,782
EMC Corp./MA.........................................  9,380      235,907
NCR Corp./(a)/.......................................  1,460       49,727
NetApp, Inc..........................................  3,020      124,243
SanDisk Corp.........................................    900       63,486
Stratasys Ltd./(a)/..................................    180       24,246
                                                               ----------
                                                                4,151,028
                                                               ----------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.3%
Amphenol Corp. -- Class A............................  1,430      127,527
CDW Corp./DE.........................................     41          958
Dolby Laboratories, Inc. -- Class A/(a)/.............    160        6,170
FLIR Systems, Inc....................................    880       26,488
IPG Photonics Corp./(a)/.............................    260       20,178
National Instruments Corp............................    850       27,217
Trimble Navigation Ltd./(a)/.........................  2,280       79,116
                                                               ----------
                                                                  287,654
                                                               ----------
INTERNET SOFTWARE & SERVICES -- 5.5%
Akamai Technologies, Inc./(a)/.......................  1,570       74,073
eBay, Inc./(a)/...................................... 11,580      635,626
Equinix, Inc./(a)/...................................    470       83,402
Facebook, Inc. -- Class A/(a)/....................... 15,250      833,565
Google, Inc. -- Class A/(a)/.........................  2,430    2,723,325
IAC/InterActiveCorp..................................    640       43,962
LinkedIn Corp. -- Class A/(a)/.......................    870      188,642
Pandora Media, Inc./(a)/.............................  1,224       32,558
Rackspace Hosting, Inc./(a)/.........................    980       38,347
Twitter, Inc./(a)/...................................    543       34,562
VeriSign, Inc./(a)/..................................  1,240       74,127
                                                               ----------
                                                                4,762,189
                                                               ----------
IT SERVICES -- 6.6%
Accenture PLC -- Class A.............................  5,760      473,587
Alliance Data Systems Corp./(a)/.....................    480      126,206
Automatic Data Processing, Inc.......................  4,320      349,099
Booz Allen Hamilton Holding Corp.....................    250        4,788
Broadridge Financial Solutions, Inc..................  1,080       42,682
Cognizant Technology Solutions Corp. -- Class A/(a)/.  2,710      273,656
DST Systems, Inc.....................................    250       22,685
Fidelity National Information Services, Inc..........    230       12,346
Fiserv, Inc./(a)/....................................  2,320      136,996
FleetCor Technologies, Inc./(a)/.....................    594       69,599
Gartner, Inc./(a)/...................................    850       60,393
Genpact Ltd./(a)/....................................  1,480       27,188

COMPANY                                   SHARES U.S. $ VALUE
-------------------------------------------------------------
IT SERVICES (CONTINUED)
Global Payments, Inc.....................    680   $   44,193
International Business Machines Corp.....  9,306    1,745,526
Jack Henry & Associates, Inc.............    750       44,408
Lender Processing Services, Inc..........    690       25,792
MasterCard, Inc. -- Class A..............  1,080      902,297
NeuStar, Inc. -- Class A/(a)/............    580       28,919
Paychex, Inc.............................  2,580      117,467
Teradata Corp./(a)/......................  1,450       65,960
Total System Services, Inc...............  1,100       36,608
Vantiv, Inc. -- Class A/(a)/.............    780       25,436
Visa, Inc. -- Class A....................  4,690    1,044,369
Western Union Co. (The) -- Class W.......  4,940       85,215
                                                   ----------
                                                    5,765,415
                                                   ----------
OFFICE ELECTRONICS -- 0.0%
Zebra Technologies Corp. -- Class A/(a)/.     20        1,082
                                                   ----------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.7%
Advanced Micro Devices, Inc./(a)/........  5,350       20,705
Altera Corp..............................    900       29,277
Analog Devices, Inc......................  1,100       56,023
Applied Materials, Inc...................  7,100      125,599
Atmel Corp./(a)/.........................  3,750       29,362
Avago Technologies Ltd...................  2,000      105,780
Broadcom Corp. -- Class A................  2,200       65,230
Cree, Inc./(a)/..........................  1,000       62,570
Freescale Semiconductor Ltd./(a)/........    200        3,210
Intel Corp...............................  2,850       73,986
Lam Research Corp./(a)/..................    350       19,058
Linear Technology Corp...................  2,050       93,377
LSI Corp.................................    550        6,061
Maxim Integrated Products, Inc...........  2,600       72,566
Microchip Technology, Inc................  1,750       78,312
ON Semiconductor Corp./(a)/..............  3,800       31,312
Silicon Laboratories, Inc./(a)/..........    250       10,828
Skyworks Solutions, Inc./(a)/............  1,350       38,556
Texas Instruments, Inc...................  9,900      434,709
Xilinx, Inc..............................  2,350      107,912
                                                   ----------
                                                    1,464,433
                                                   ----------
SOFTWARE -- 6.5%
Adobe Systems, Inc./(a)/.................  1,740      104,191
ANSYS, Inc./(a)/.........................    830       72,376
Autodesk, Inc./(a)/......................  1,570       79,018
Cadence Design Systems, Inc./(a)/........  2,520       35,330
Citrix Systems, Inc./(a)/................  1,670      105,628
Concur Technologies, Inc./(a)/...........    410       42,304
Electronic Arts, Inc./(a)/...............  2,050       47,027
FactSet Research Systems, Inc............    410       44,518
FireEye, Inc./(a)/.......................    117        5,102
Fortinet, Inc./(a)/......................  1,180       22,573
Informatica Corp./(a)/...................    950       39,425
Intuit, Inc..............................  2,670      203,774
MICROS Systems, Inc./(a)/................    110        6,311
Microsoft Corp./(b)/..................... 74,720    2,796,770
NetSuite, Inc./(a)/......................    330       33,997
Oracle Corp.............................. 31,740    1,214,372
Red Hat, Inc./(a)/.......................  1,660       93,026
Rovi Corp./(a)/..........................    100        1,969
Salesforce.com, Inc./(a)/................  5,260      290,299
ServiceNow, Inc./(a)/....................    707       39,599

                                    FSA-19

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2013

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------
SOFTWARE (CONTINUED)
SolarWinds, Inc./(a)/........................    560  $    21,185
Solera Holdings, Inc.........................    590       41,748
Splunk, Inc./(a)/............................    930       63,863
Symantec Corp................................  4,520      106,582
Tableau Software, Inc. -- Class A/(a)/.......    100        6,893
TIBCO Software, Inc./(a)/....................  1,450       32,596
VMware, Inc. -- Class A/(a)/.................    760       68,180
Workday, Inc. -- Class A/(a)/................    310       25,780
                                                      -----------
                                                        5,644,436
                                                      -----------
Total Information Technology                           23,518,164
                                                      -----------

CONSUMER DISCRETIONARY -- 19.9%

AUTO COMPONENTS -- 0.5%
Allison Transmission Holdings, Inc...........     50        1,381
BorgWarner, Inc..............................  2,100      117,411
Delphi Automotive PLC........................  2,800      168,364
Gentex Corp./MI..............................    650       21,443
Goodyear Tire & Rubber Co. (The).............  2,100       50,085
Lear Corp....................................    100        8,097
Visteon Corp./(a)/...........................    450       36,850
                                                      -----------
                                                          403,631
                                                      -----------
AUTOMOBILES -- 0.5%
Ford Motor Co................................ 12,050      185,931
Harley-Davidson, Inc.........................  1,950      135,018
Tesla Motors, Inc./(a)/......................    770      115,793
Thor Industries, Inc.........................    400       22,092
                                                      -----------
                                                          458,834
                                                      -----------
DISTRIBUTORS -- 0.2%
Genuine Parts Co.............................  1,330      110,643
LKQ Corp./(a)/...............................  2,670       87,843
                                                      -----------
                                                          198,486
                                                      -----------
DIVERSIFIED CONSUMER SERVICES -- 0.1%
H&R Block, Inc...............................  2,350       68,244
Service Corp. International/US...............  1,450       26,289
Weight Watchers International, Inc...........    100        3,293
                                                      -----------
                                                           97,826
                                                      -----------
HOTELS, RESTAURANTS & LEISURE -- 3.3%
Bally Technologies, Inc./(a)/................    350       27,458
Brinker International, Inc...................    500       23,170
Burger King Worldwide, Inc...................    800       18,288
Chipotle Mexican Grill, Inc. -- Class A/(a)/.    300      159,834
Choice Hotels International, Inc.............     50        2,456
Darden Restaurants, Inc......................    750       40,778
Domino's Pizza, Inc..........................    500       34,825
Dunkin' Brands Group, Inc....................    896       43,187
International Game Technology................  2,250       40,860
Las Vegas Sands Corp.........................  3,500      276,045
Marriott International, Inc./DE -- Class A...  1,828       90,230
McDonald's Corp..............................  8,950      868,418
Norwegian Cruise Line Holdings Ltd./(a)/.....    190        6,739
Panera Bread Co. -- Class A/(a)/.............    250       44,173
SeaWorld Entertainment, Inc..................    250        7,193
Six Flags Entertainment Corp.................    580       21,356
Starbucks Corp...............................  6,700      525,213
Starwood Hotels & Resorts Worldwide, Inc.....    750       59,587
Wyndham Worldwide Corp.......................  1,250       92,112

COMPANY                                          SHARES U.S. $ VALUE
--------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE (CONTINUED)
Wynn Resorts Ltd................................    750   $  145,657
Yum! Brands, Inc................................  4,050      306,220
                                                          ----------
                                                           2,833,799
                                                          ----------
HOUSEHOLD DURABLES -- 0.4%
Jarden Corp./(a)/...............................  1,150       70,552
Newell Rubbermaid, Inc..........................  1,450       46,995
NVR, Inc./(a)/..................................     50       51,301
PulteGroup, Inc.................................  3,450       70,276
Taylor Morrison Home Corp./(a)/.................    150        3,368
Tempur Sealy International, Inc./(a)/...........    450       24,282
Tupperware Brands Corp..........................    500       47,265
Whirlpool Corp..................................     50        7,843
                                                          ----------
                                                             321,882
                                                          ----------
INTERNET & CATALOG RETAIL -- 2.7%
Amazon.com, Inc./(a)/...........................  3,310    1,319,995
Expedia, Inc....................................    920       64,087
Groupon, Inc./(a)/..............................  3,730       43,902
HomeAway, Inc./(a)/.............................    478       19,541
Liberty Interactive Corp. -- Class A/(a)/.......    350       10,272
Liberty Ventures -- Series A/(a)/...............    357       43,765
NetFlix, Inc./(a)/..............................    480      176,722
priceline.com, Inc./(a)/........................    500      581,200
TripAdvisor, Inc./(a)/..........................    980       81,173
zulily, Inc. -- Class A/(a)/....................     70        2,900
                                                          ----------
                                                           2,343,557
                                                          ----------
LEISURE EQUIPMENT & PRODUCTS -- 0.3%
Hasbro, Inc.....................................    800       44,008
Mattel, Inc.....................................  3,050      145,119
Polaris Industries, Inc.........................    600       87,384
                                                          ----------
                                                             276,511
                                                          ----------
MEDIA -- 5.1%
AMC Networks, Inc. -- Class A/(a)/..............    550       37,461
Cablevision Systems Corp. -- Class A............  1,700       30,481
CBS Corp. -- Class B............................  5,000      318,700
Charter Communications, Inc. -- Class A/(a)/....    600       82,056
Cinemark Holdings, Inc..........................    950       31,664
Clear Channel Outdoor Holdings, Inc. -- Class A.    350        3,549
Comcast Corp. -- Class A........................ 21,650    1,125,042
DIRECTV/(a)/....................................  4,635      320,232
Discovery Communications, Inc. -- Class A/(a)/..  2,150      194,403
DISH Network Corp. -- Class A/(a)/..............  1,800      104,256
Interpublic Group of Cos., Inc. (The)...........  1,650       29,205
Lamar Advertising Co. -- Class A/(a)/...........    700       36,575
Liberty Global PLC -- Class A/(a)/..............  2,975      264,745
Lions Gate Entertainment Corp...................    650       20,579
Madison Square Garden Co. (The) -- Class A/(a)/.    550       31,669
Morningstar, Inc................................    200       15,618
News Corp. -- Class A/(a)/......................  3,250       58,565
Omnicom Group, Inc..............................  2,250      167,332
Regal Entertainment Group -- Class A............    150        2,918
Scripps Networks Interactive, Inc. -- Class A...  1,000       86,410
Sirius XM Holdings, Inc./(a)/................... 12,950       45,196
Starz -- Class A/(a)/...........................    850       24,854
Time Warner Cable, Inc. -- Class A..............  2,600      352,300
Twenty-First Century Fox, Inc. -- Class A....... 13,100      460,858
Viacom, Inc. -- Class B.........................  4,025      351,543
Walt Disney Co. (The)...........................  3,600      275,040
                                                          ----------
                                                           4,471,251
                                                          ----------

                                    FSA-20

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2013

COMPANY                                      SHARES U.S. $ VALUE
----------------------------------------------------------------
MULTILINE RETAIL -- 1.0%
Big Lots, Inc./(a)/.........................    130  $     4,198
Dillard's, Inc. -- Class A..................    180       17,498
Dollar General Corp./(a)/...................  2,900      174,928
Dollar Tree, Inc./(a)/......................  1,980      111,711
Family Dollar Stores, Inc...................    850       55,224
Macy's, Inc.................................  2,630      140,442
Nordstrom, Inc..............................  1,280       79,104
Target Corp.................................  4,488      283,956
                                                     -----------
                                                         867,061
                                                     -----------
SPECIALTY RETAIL -- 4.2%
Aaron's, Inc................................     95        2,793
Abercrombie & Fitch Co. -- Class A..........     80        2,633
Advance Auto Parts, Inc.....................    650       71,942
American Eagle Outfitters, Inc..............  1,080       15,552
Ascena Retail Group, Inc./(a)/..............    150        3,174
AutoNation, Inc./(a)/.......................    430       21,367
AutoZone, Inc./(a)/.........................    350      167,279
Bed Bath & Beyond, Inc./(a)/................  1,940      155,782
Best Buy Co., Inc...........................    630       25,124
Cabela's, Inc./(a)/.........................    400       26,664
CarMax, Inc./(a)/...........................  1,970       92,629
Chico's FAS, Inc............................  1,320       24,869
Dick's Sporting Goods, Inc..................    870       50,547
DSW, Inc. -- Class A........................    540       23,074
Foot Locker, Inc............................    150        6,216
Gap, Inc. (The).............................  2,480       96,918
GNC Holdings, Inc. -- Class A...............    870       50,852
Home Depot, Inc. (The)...................... 13,091    1,077,913
L Brands, Inc...............................  2,130      131,741
Lowe's Cos., Inc............................  9,700      480,635
O'Reilly Automotive, Inc./(a)/..............  1,000      128,710
PetSmart, Inc...............................    920       66,930
Ross Stores, Inc............................  1,980      148,361
Sally Beauty Holdings, Inc./(a)/............  1,510       45,647
Signet Jewelers Ltd.........................     80        6,296
Tiffany & Co................................  1,000       92,780
TJX Cos., Inc...............................  6,450      411,059
Tractor Supply Co...........................  1,240       96,199
Ulta Salon Cosmetics & Fragrance, Inc./(a)/.    550       53,086
Urban Outfitters, Inc./(a)/.................    920       34,132
Williams-Sonoma, Inc........................    870       50,704
                                                     -----------
                                                       3,661,608
                                                     -----------
TEXTILES, APPAREL & LUXURY GOODS -- 1.6%
Carter's, Inc...............................    550       39,485
Coach, Inc..................................  2,500      140,325
Deckers Outdoor Corp./(a)/..................    150       12,669
Fossil Group, Inc./(a)/.....................    500       59,970
Hanesbrands, Inc............................    900       63,243
Michael Kors Holdings Ltd./(a)/.............  1,750      142,082
NIKE, Inc. -- Class B.......................  6,350      499,364
PVH Corp....................................    650       88,413
Ralph Lauren Corp...........................    550       97,113
Under Armour, Inc. -- Class A/(a)/..........    700       61,110
VF Corp.....................................  3,200      199,488
                                                     -----------
                                                       1,403,262
                                                     -----------
Total Consumer Discretionary................          17,337,708
                                                     -----------

COMPANY                                            SHARES U.S. $ VALUE
----------------------------------------------------------------------
INDUSTRIALS -- 12.4%

AEROSPACE & DEFENSE -- 4.0%
B/E Aerospace, Inc./(a)/..........................    850   $   73,975
Boeing Co. (The)..................................  6,800      928,132
Hexcel Corp./(a)/.................................    800       35,752
Honeywell International, Inc......................  7,050      644,158
Huntington Ingalls Industries, Inc................    450       40,505
Lockheed Martin Corp..............................  2,300      341,918
Precision Castparts Corp..........................  1,350      363,555
Rockwell Collins, Inc.............................  1,100       81,312
Spirit Aerosystems Holdings, Inc. -- Class A/(a)/.    100        3,408
TransDigm Group, Inc..............................    500       80,510
Triumph Group, Inc................................    100        7,607
United Technologies Corp..........................  7,750      881,950
                                                            ----------
                                                             3,482,782
                                                            ----------
AIR FREIGHT & LOGISTICS -- 1.0%
CH Robinson Worldwide, Inc........................  1,400       81,676
Expeditors International of Washington, Inc.......  1,800       79,650
United Parcel Service, Inc. -- Class B............  6,500      683,020
                                                            ----------
                                                               844,346
                                                            ----------
AIRLINES -- 0.4%
Alaska Air Group, Inc.............................    600       44,022
American Airlines Group, Inc./(a)/................    954       24,089
Copa Holdings SA -- Class A.......................    300       48,033
Delta Air Lines, Inc..............................  3,450       94,771
Southwest Airlines Co.............................    700       13,188
United Continental Holdings, Inc./(a)/............  3,127      118,294
                                                            ----------
                                                               342,397
                                                            ----------
BUILDING PRODUCTS -- 0.3%
Allegion PLC/(a)/.................................    550       24,305
AO Smith Corp.....................................    300       16,182
Armstrong World Industries, Inc./(a)/.............    200       11,522
Fortune Brands Home & Security, Inc...............  1,250       57,125
Lennox International, Inc.........................    450       38,277
Masco Corp........................................  3,150       71,725
                                                            ----------
                                                               219,136
                                                            ----------
COMMERCIAL SERVICES & SUPPLIES -- 0.4%
Cintas Corp.......................................    250       14,898
Clean Harbors, Inc./(a)/..........................    550       32,978
Copart, Inc./(a)/.................................    950       34,817
Iron Mountain, Inc................................  1,328       40,305
KAR Auction Services, Inc.........................    250        7,388
Pitney Bowes, Inc.................................    700       16,310
Rollins, Inc......................................    550       16,659
RR Donnelley & Sons Co............................    800       16,224
Stericycle, Inc./(a)/.............................    800       92,936
Waste Connections, Inc............................    975       42,539
Waste Management, Inc.............................    250       11,218
                                                            ----------
                                                               326,272
                                                            ----------
CONSTRUCTION & ENGINEERING -- 0.2%
Aecom Technology Corp./(a)/.......................     50        1,472
Chicago Bridge & Iron Co. NV......................    850       70,669
Fluor Corp........................................    900       72,261
Quanta Services, Inc./(a)/........................    300        9,468
                                                            ----------
                                                               153,870
                                                            ----------

                                    FSA-21

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2013

COMPANY                                 SHARES U.S. $ VALUE
-----------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.9%
AMETEK, Inc............................  2,090   $  110,080
Babcock & Wilcox Co. (The).............    600       20,514
Emerson Electric Co....................  4,750      333,355
Hubbell, Inc. -- Class B...............    400       43,560
Rockwell Automation, Inc...............  1,300      153,608
Roper Industries, Inc..................    900      124,812
SolarCity Corp./(a)/...................    200       11,364
                                                 ----------
                                                    797,293
                                                 ----------
INDUSTRIAL CONGLOMERATES -- 0.9%
3M Co..................................  5,200      729,300
Carlisle Cos., Inc.....................     50        3,970
Danaher Corp...........................  1,030       79,516
                                                 ----------
                                                    812,786
                                                 ----------
MACHINERY -- 2.0%
Caterpillar, Inc.......................  1,100       99,891
Colfax Corp./(a)/......................    700       44,583
Crane Co...............................    400       26,900
Cummins, Inc...........................  1,450      204,406
Deere & Co.............................  3,500      319,655
Donaldson Co., Inc.....................  1,150       49,979
Dover Corp.............................  1,150      111,021
Flowserve Corp.........................  1,300      102,479
Graco, Inc.............................    550       42,966
Harsco Corp............................     50        1,402
IDEX Corp..............................    700       51,695
Illinois Tool Works, Inc...............  1,300      109,304
Ingersoll-Rand PLC.....................  1,850      113,960
ITT Corp...............................    800       34,736
Lincoln Electric Holdings, Inc.........    750       53,505
Manitowoc Co., Inc. (The)..............  1,150       26,818
Navistar International Corp./(a)/......     50        1,910
Nordson Corp...........................    600       44,580
PACCAR, Inc............................    400       23,668
Pall Corp..............................    950       81,082
Snap-On, Inc...........................     50        5,476
Stanley Black & Decker, Inc............    150       12,104
Toro Co. (The).........................    450       28,620
Valmont Industries, Inc................    250       37,280
WABCO Holdings, Inc./(a)/..............    550       51,375
Wabtec Corp./DE........................    800       59,416
Xylem, Inc./NY.........................    100        3,460
                                                 ----------
                                                  1,742,271
                                                 ----------
MARINE -- 0.0%
Kirby Corp./(a)/.......................    300       29,775
                                                 ----------

PROFESSIONAL SERVICES -- 0.4%
Dun & Bradstreet Corp. (The)...........    350       42,963
Equifax, Inc...........................  1,100       75,999
IHS, Inc. -- Class A/(a)/..............    600       71,820
Nielsen Holdings NV....................    253       11,610
Robert Half International, Inc.........  1,200       50,388
Verisk Analytics, Inc. -- Class A/(a)/.  1,307       85,896
                                                 ----------
                                                    338,676
                                                 ----------
ROAD & RAIL -- 1.5%
AMERCO/(a)/............................     50       11,892
Avis Budget Group, Inc./(a)/...........    900       36,378
Con-way, Inc...........................    150        5,957

COMPANY                                      SHARES U.S. $ VALUE
----------------------------------------------------------------
ROAD & RAIL (CONTINUED)
CSX Corp....................................  4,550  $   130,903
Genesee & Wyoming, Inc. -- Class A/(a)/.....    200       19,210
Hertz Global Holdings, Inc./(a)/............  3,050       87,291
JB Hunt Transport Services, Inc.............    850       65,705
Kansas City Southern........................    950      117,638
Landstar System, Inc........................    400       22,980
Norfolk Southern Corp.......................    550       51,057
Old Dominion Freight Line, Inc./(a)/........    550       29,161
Union Pacific Corp..........................  4,200      705,600
                                                     -----------
                                                       1,283,772
                                                     -----------
TRADING COMPANIES & DISTRIBUTORS -- 0.4%
Fastenal Co.................................  2,600      123,526
HD Supply Holdings, Inc./(a)/...............    328        7,875
MRC Global, Inc./(a)/.......................    300        9,678
MSC Industrial Direct Co., Inc. -- Class A..    450       36,392
United Rentals, Inc./(a)/...................    850       66,257
WW Grainger, Inc............................    550      140,481
                                                     -----------
                                                         384,209
                                                     -----------
Total Industrials...........................          10,757,585
                                                     -----------

HEALTH CARE -- 12.2%

BIOTECHNOLOGY -- 4.7%
Alexion Pharmaceuticals, Inc./(a)/..........  1,800      239,508
Alkermes PLC/(a)/...........................  1,050       42,693
Amgen, Inc..................................  6,750      770,580
Ariad Pharmaceuticals, Inc./(a)/............  1,600       10,912
Biogen Idec, Inc./(a)/......................  2,200      615,450
BioMarin Pharmaceutical, Inc./(a)/..........  1,200       84,324
Celgene Corp./(a)/..........................  3,763      635,796
Cubist Pharmaceuticals, Inc./(a)/...........    600       41,322
Gilead Sciences, Inc./(a)/.................. 13,666    1,027,000
Incyte Corp. Ltd./(a)/......................    850       43,035
Medivation, Inc./(a)/.......................    600       38,292
Myriad Genetics, Inc./(a)/..................    700       14,686
Pharmacyclics, Inc./(a)/....................    550       58,179
Quintiles Transnational Holdings, Inc./(a)/.    100        4,634
Regeneron Pharmaceuticals, Inc./(a)/........    750      206,430
Seattle Genetics, Inc./(a)/.................    850       33,907
Theravance, Inc./(a)/.......................    700       24,955
United Therapeutics Corp./(a)/..............    450       50,886
Vertex Pharmaceuticals, Inc./(a)/...........  2,050      152,315
                                                     -----------
                                                       4,094,904
                                                     -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.5%
Baxter International, Inc...................  4,800      333,840
Becton Dickinson and Co.....................  1,700      187,833
Cooper Cos., Inc. (The).....................    350       43,344
CR Bard, Inc................................    750      100,455
DENTSPLY International, Inc.................    350       16,968
Edwards Lifesciences Corp./(a)/.............    950       62,472
Hologic, Inc./(a)/..........................    700       15,645
IDEXX Laboratories, Inc./(a)/...............    500       53,185
Intuitive Surgical, Inc./(a)/...............    350      134,428
ResMed, Inc.................................  1,200       56,496
Sirona Dental Systems, Inc./(a)/............    500       35,100
St Jude Medical, Inc........................  1,550       96,023
Stryker Corp................................  1,700      127,738
Varian Medical Systems, Inc./(a)/...........  1,000       77,690
Zimmer Holdings, Inc........................    100        9,319
                                                     -----------
                                                       1,350,536
                                                     -----------

                                    FSA-22

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2013

COMPANY                                              SHARES U.S. $ VALUE
------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES -- 1.8%
Aetna, Inc..........................................    850  $    58,302
AmerisourceBergen Corp. -- Class A..................  2,050      144,135
Brookdale Senior Living, Inc./(a)/..................    800       21,744
Catamaran Corp./(a)/................................  1,826       86,698
CIGNA Corp..........................................    150       13,122
Community Health Systems, Inc./(a)/.................     50        1,964
DaVita HealthCare Partners, Inc./(a)/...............  1,600      101,392
Envision Healthcare Holdings, Inc./(a)/.............    253        8,987
Express Scripts Holding Co./(a)/....................  6,392      448,974
HCA Holdings, Inc./(a)/.............................    150        7,157
Health Management Associates, Inc. -- Class A/(a)/..  2,300       30,130
Henry Schein, Inc./(a)/.............................    800       91,408
Laboratory Corp. of America Holdings/(a)/...........    850       77,664
McKesson Corp.......................................  2,000      322,800
Mednax, Inc./(a)/...................................    600       32,028
Patterson Cos., Inc.................................    700       28,840
Premier, Inc. -- Class A/(a)/.......................    189        6,948
Quest Diagnostics, Inc..............................    100        5,354
Tenet Healthcare Corp./(a)/.........................    862       36,307
Universal Health Services, Inc. -- Class B..........    550       44,693
                                                             -----------
                                                               1,568,647
                                                             -----------
HEALTH CARE TECHNOLOGY -- 0.2%
Cerner Corp./(a)/...................................  2,650      147,711
Veeva Systems, Inc. -- Class A/(a)/.................     88        2,825
                                                             -----------
                                                                 150,536
                                                             -----------
LIFE SCIENCES TOOLS & SERVICES -- 0.5%
Agilent Technologies, Inc...........................    350       20,016
Bruker Corp./(a)/...................................    900       17,793
Charles River Laboratories International, Inc./(a)/.    200       10,608
Covance, Inc./(a)/..................................    500       44,030
Illumina, Inc./(a)/.................................  1,150      127,213
Life Technologies Corp./(a)/........................    950       72,010
Mettler-Toledo International, Inc./(a)/.............    300       72,777
Techne Corp.........................................    150       14,201
Waters Corp./(a)/...................................    800       80,000
                                                             -----------
                                                                 458,648
                                                             -----------
PHARMACEUTICALS -- 3.5%
AbbVie, Inc......................................... 14,180      748,846
Actavis PLC/(a)/....................................  1,602      269,136
Allergan, Inc./United States........................  2,650      294,362
Bristol-Myers Squibb Co............................. 12,650      672,347
Eli Lilly & Co......................................  1,900       96,900
Endo Health Solutions, Inc./(a)/....................    950       64,087
Jazz Pharmaceuticals PLC/(a)/.......................    500       63,280
Johnson & Johnson...................................  3,250      297,667
Mylan, Inc./PA/(a)/.................................  3,347      145,260
Perrigo Co. PLC.....................................  1,136      174,331
Salix Pharmaceuticals Ltd./(a)/.....................    550       49,467
Zoetis, Inc.........................................  4,380      143,182
                                                             -----------
                                                               3,018,865
                                                             -----------
Total Health Care...................................          10,642,136
                                                             -----------

CONSUMER STAPLES -- 11.8%

BEVERAGES -- 3.5%
Brown-Forman Corp. -- Class B.......................  1,375      103,909
Coca-Cola Co. (The)................................. 34,150    1,410,736

COMPANY                                     SHARES U.S. $ VALUE
---------------------------------------------------------------
BEVERAGES (CONTINUED)
Coca-Cola Enterprises, Inc.................  2,450  $   108,118
Constellation Brands, Inc. -- Class A/(a)/.  1,250       87,975
Dr Pepper Snapple Group, Inc...............  1,800       87,696
Monster Beverage Corp./(a)/................  1,150       77,936
PepsiCo, Inc............................... 13,787    1,143,494
                                                    -----------
                                                      3,019,864
                                                    -----------
FOOD & STAPLES RETAILING -- 2.4%
Costco Wholesale Corp......................  3,950      470,089
CVS Caremark Corp..........................  1,200       85,884
Fresh Market, Inc. (The)/(a)/..............    350       14,175
Kroger Co. (The)...........................  4,650      183,815
Safeway, Inc...............................    150        4,886
Sprouts Farmers Market, Inc./(a)/..........     36        1,383
Sysco Corp.................................  1,800       64,980
Wal-Mart Stores, Inc.......................  9,572      753,221
Walgreen Co................................  6,350      364,744
Whole Foods Market, Inc....................  3,300      190,839
                                                    -----------
                                                      2,134,016
                                                    -----------
FOOD PRODUCTS -- 1.7%
Archer-Daniels-Midland Co..................    350       15,190
Campbell Soup Co...........................    950       41,116
ConAgra Foods, Inc.........................  3,400      114,580
Flowers Foods, Inc.........................  1,450       31,132
General Mills, Inc.........................  5,750      286,982
Green Mountain Coffee Roasters, Inc./(a)/..  1,350      102,033
Hershey Co. (The)..........................  1,300      126,399
Hillshire Brands Co........................  1,030       34,443
Hormel Foods Corp..........................  1,150       51,946
Ingredion, Inc.............................    100        6,846
JM Smucker Co. (The).......................    150       15,543
Kellogg Co.................................  2,100      128,247
Kraft Foods Group, Inc.....................  5,266      283,943
McCormick & Co., Inc./MD...................  1,200       82,704
Mead Johnson Nutrition Co. -- Class A......  1,850      154,956
Pinnacle Foods, Inc........................    150        4,119
WhiteWave Foods Co. -- Class A/(a)/........  1,198       27,482
                                                    -----------
                                                      1,507,661
                                                    -----------
HOUSEHOLD PRODUCTS -- 1.2%
Church & Dwight Co., Inc...................  1,250       82,850
Clorox Co. (The)...........................  1,000       92,760
Colgate-Palmolive Co.......................  8,300      541,243
Kimberly-Clark Corp........................  2,850      297,711
                                                    -----------
                                                      1,014,564
                                                    -----------
PERSONAL PRODUCTS -- 0.4%
Avon Products, Inc.........................  3,800       65,436
Coty, Inc. -- Class A......................    254        3,873
Estee Lauder Cos., Inc. (The) -- Class A...  2,050      154,406
Herbalife Ltd..............................    700       55,090
Nu Skin Enterprises, Inc. -- Class A.......    550       76,021
                                                    -----------
                                                        354,826
                                                    -----------
TOBACCO -- 2.6%
Altria Group, Inc.......................... 17,900      687,181
Lorillard, Inc.............................  3,350      169,778
Philip Morris International, Inc........... 14,677    1,278,807
Reynolds American, Inc.....................  2,100      104,979
                                                    -----------
                                                      2,240,745
                                                    -----------
Total Consumer Staples.....................          10,271,676
                                                    -----------

                                    FSA-23

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2013

COMPANY                                           SHARES U.S. $ VALUE
---------------------------------------------------------------------
FINANCIALS -- 5.3%

CAPITAL MARKETS -- 1.1%
Affiliated Managers Group, Inc./(a)/.............    500     $108,440
Ameriprise Financial, Inc........................    600       69,030
Artisan Partners Asset Management, Inc...........     50        3,260
BlackRock, Inc. -- Class A.......................    460      145,576
Charles Schwab Corp. (The).......................  1,300       33,800
Eaton Vance Corp.................................  1,000       42,790
Federated Investors, Inc. -- Class B.............    600       17,280
Franklin Resources, Inc..........................  3,600      207,828
Lazard Ltd. -- Class A...........................  1,100       49,852
LPL Financial Holdings, Inc......................    394       18,530
SEI Investments Co...............................  1,150       39,939
T Rowe Price Group, Inc..........................  2,300      192,671
Waddell & Reed Financial, Inc. -- Class A........    700       45,584
                                                             --------
                                                              974,580
                                                             --------
COMMERCIAL BANKS -- 0.0%
Signature Bank/New York NY/(a)/..................     50        5,371
                                                             --------

CONSUMER FINANCE -- 0.9%
American Express Co..............................  8,442      765,943
                                                             --------

DIVERSIFIED FINANCIAL SERVICES -- 0.5%
CBOE Holdings, Inc...............................    710       36,892
IntercontinentalExchange Group, Inc..............    700      157,444
Leucadia National Corp...........................    350        9,919
McGraw Hill Financial, Inc.......................  1,100       86,020
Moody's Corp.....................................  1,700      133,399
MSCI, Inc. -- Class A/(a)/.......................    450       19,674
                                                             --------
                                                              443,348
                                                             --------
INSURANCE -- 0.9%
Allied World Assurance Co. Holdings AG...........    100       11,281
American Financial Group, Inc./OH................    100        5,772
AON PLC..........................................  2,100      176,169
Arch Capital Group Ltd./(a)/.....................     50        2,985
Arthur J Gallagher & Co..........................  1,050       49,276
Axis Capital Holdings Ltd........................    250       11,892
Brown & Brown, Inc...............................    400       12,556
Chubb Corp. (The)................................    350       33,820
Endurance Specialty Holdings Ltd.................    150        8,801
Erie Indemnity Co. -- Class A....................    250       18,280
Hanover Insurance Group, Inc. (The)..............    100        5,971
Loews Corp.......................................    200        9,648
Marsh & McLennan Cos., Inc.......................  3,250      157,170
Progressive Corp. (The)..........................  4,250      115,897
Prudential Financial, Inc........................  1,550      142,941
Travelers Cos., Inc. (The).......................    950       86,013
Validus Holdings Ltd.............................     50        2,015
                                                             --------
                                                              850,487
                                                             --------
REAL ESTATE -- 0.1%
Realogy Holdings Corp./(a)/......................    900       44,523
                                                             --------

REAL ESTATE INVESTMENT TRUSTS (REITS) -- 1.6%
American Homes 4 Rent -- Class A.................     45          729
American Tower Corp..............................  3,540      282,563
Apartment Investment & Management Co. -- Class A.    650       16,842
Boston Properties, Inc...........................    150       15,056
Brixmor Property Group, Inc......................     83        1,687

COMPANY                                    SHARES U.S. $ VALUE
--------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS) (CONTINUED)
CBL & Associates Properties, Inc..........    400   $    7,184
Corrections Corp. of America..............    580       18,601
Digital Realty Trust, Inc.................    850       41,752
Equity Lifestyle Properties, Inc..........    450       16,304
Extra Space Storage, Inc..................     80        3,370
Federal Realty Investment Trust...........    400       40,564
Omega Healthcare Investors, Inc...........  1,050       31,290
Plum Creek Timber Co., Inc................  1,420       66,044
Public Storage............................  1,220      183,634
Rayonier, Inc.............................  1,075       45,258
Regency Centers Corp......................    250       11,575
Senior Housing Properties Trust...........     80        1,778
Simon Property Group, Inc.................  2,139      325,470
Spirit Realty Capital, Inc................    627        6,163
Tanger Factory Outlet Centers.............    770       24,655
Taubman Centers, Inc......................    100        6,392
Ventas, Inc...............................  1,200       68,736
Vornado Realty Trust......................    350       31,077
Weyerhaeuser Co...........................  5,150      162,585
                                                    ----------
                                                     1,409,309
                                                    ----------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.1%
CBRE Group, Inc. -- Class A/(a)/..........  2,420       63,646
St Joe Co. (The)/(a)/.....................     20          384
                                                    ----------
                                                        64,030
                                                    ----------
THRIFTS & MORTGAGE FINANCE -- 0.1%
Nationstar Mortgage Holdings, Inc./(a)/...    100        3,696
Ocwen Financial Corp./(a)/................    850       47,132
                                                    ----------
                                                        50,828
                                                    ----------
Total Financials..........................           4,608,419
                                                    ----------

MATERIALS -- 4.5%

CHEMICALS -- 3.7%
Airgas, Inc...............................    600       67,110
Albemarle Corp............................    300       19,017
Celanese Corp. -- Series A................  1,350       74,669
Dow Chemical Co. (The)....................  1,350       59,940
Eastman Chemical Co.......................  1,406      113,464
Ecolab, Inc...............................  2,306      240,447
EI du Pont de Nemours & Co................  8,200      532,754
FMC Corp..................................  1,250       94,325
International Flavors & Fragrances, Inc...    750       64,485
LyondellBasell Industries NV -- Class A...  3,650      293,022
Monsanto Co...............................  4,750      553,612
NewMarket Corp............................    100       33,415
PPG Industries, Inc.......................  1,200      227,592
Praxair, Inc..............................  2,650      344,579
Rockwood Holdings, Inc....................    500       35,960
RPM International, Inc....................  1,050       43,586
Scotts Miracle-Gro Co. (The) -- Class A...    400       24,888
Sherwin-Williams Co. (The)................    850      155,975
Sigma-Aldrich Corp........................  1,050       98,710
Valspar Corp. (The).......................    800       57,032
Westlake Chemical Corp....................    150       18,311
WR Grace & Co./(a)/.......................    600       59,322
                                                    ----------
                                                     3,212,215
                                                    ----------
CONSTRUCTION MATERIALS -- 0.1%
Eagle Materials, Inc......................    450       34,843
Martin Marietta Materials, Inc............    450       44,973
                                                    ----------
                                                        79,816
                                                    ----------

                                    FSA-24

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2013

COMPANY                                 SHARES U.S. $ VALUE
-----------------------------------------------------------
CONTAINERS & PACKAGING -- 0.4%
Aptargroup, Inc........................    350   $   23,734
Avery Dennison Corp....................    200       10,038
Ball Corp..............................  1,250       64,575
Bemis Co., Inc.........................    400       16,384
Crown Holdings, Inc./(a)/..............  1,050       46,798
Greif, Inc. -- Class A.................     50        2,620
Owens-Illinois, Inc./(a)/..............    800       28,624
Packaging Corp. of America.............    900       56,952
Rock Tenn Co. -- Class A...............    500       52,505
Sealed Air Corp........................  1,700       57,885
Silgan Holdings, Inc...................    300       14,406
                                                 ----------
                                                    374,521
                                                 ----------
METALS & MINING -- 0.1%
Compass Minerals International, Inc....    300       24,015
Royal Gold, Inc........................     50        2,304
Southern Copper Corp...................  1,368       39,275
Tahoe Resources, Inc./(a)/.............    100        1,664
                                                 ----------
                                                     67,258
                                                 ----------
PAPER & FOREST PRODUCTS -- 0.2%
International Paper Co.................  3,400      166,702
                                                 ----------
Total Materials........................           3,900,512
                                                 ----------

ENERGY -- 4.4%

ENERGY EQUIPMENT & SERVICES -- 2.2%
Atwood Oceanics, Inc./(a)/.............    100        5,339
Baker Hughes, Inc......................    250       13,815
Cameron International Corp./(a)/.......  1,320       78,580
Dresser-Rand Group, Inc./(a)/..........    700       41,741
Dril-Quip, Inc./(a)/...................    400       43,972
FMC Technologies, Inc./(a)/............  2,100      109,641
Frank's International NV...............     98        2,646
Halliburton Co.........................  7,654      388,440
Oceaneering International, Inc.........  1,000       78,880
RPC, Inc...............................    450        8,032
Schlumberger Ltd....................... 11,890    1,071,408
Seadrill Ltd...........................  3,100      127,348
                                                 ----------
                                                  1,969,842
                                                 ----------
OIL, GAS & CONSUMABLE FUELS -- 2.2%
Anadarko Petroleum Corp................    250       19,830
Antero Resources Corp./(a)/............    155        9,833
Cabot Oil & Gas Corp...................  3,750      145,350
Cheniere Energy, Inc./(a)/.............  2,150       92,708
Cobalt International Energy, Inc./(a)/.  2,200       36,190
Concho Resources, Inc./(a)/............    950      102,600
Continental Resources, Inc./OK/(a)/....    400       45,008
CVR Energy, Inc........................    100        4,343
EOG Resources, Inc.....................  2,350      394,424
EQT Corp...............................  1,250      112,225
Gulfport Energy Corp./(a)/.............    550       34,733
Kinder Morgan, Inc./DE.................  5,390      194,040
Kosmos Energy Ltd./(a)/................    850        9,503
Laredo Petroleum Holdings, Inc./(a)/...    240        6,646
Noble Energy, Inc......................    400       27,244
Oasis Petroleum, Inc./(a)/.............    750       35,227
Pioneer Natural Resources Co...........    950      174,866
QEP Resources, Inc.....................    150        4,598

COMPANY                                       SHARES   U.S. $ VALUE
--------------------------------------------------------------------
Range Resources Corp........................     1,500  $   126,465
SM Energy Co................................       600       49,866
Southwestern Energy Co./(a)/................     3,100      121,923
Whiting Petroleum Corp./(a)/................       100        6,187
Williams Cos., Inc. (The)...................     3,300      127,281
World Fuel Services Corp....................       100        4,316
                                                        -----------
                                                          1,885,406
                                                        -----------
Total Energy................................              3,855,248
                                                        -----------

TELECOMMUNICATION SERVICES -- 1.9%

DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.5%
Intelsat SA/(a)/............................        50        1,127
Level 3 Communications, Inc./(a)/...........       472       15,656
tw telecom, Inc./(a)/.......................     1,300       39,611
Verizon Communications, Inc.................    25,600    1,257,984
Windstream Holdings, Inc....................     5,000       39,900
                                                        -----------
                                                          1,354,278
                                                        -----------
WIRELESS TELECOMMUNICATION SERVICES -- 0.4%
Crown Castle International Corp./(a)/.......     2,973      218,308
SBA Communications Corp. -- Class A/(a)/....     1,150      103,316
Sprint Corp./(a)/...........................     1,371       14,738
                                                        -----------
                                                            336,362
                                                        -----------
Total Telecommunication Services............              1,690,640
                                                        -----------

UTILITIES -- 0.2%

ELECTRIC UTILITIES -- 0.1%
ITC Holdings Corp...........................       500       47,910
                                                        -----------

GAS UTILITIES -- 0.1%
ONEOK, Inc..................................     1,700      105,706
Questar Corp................................       200        4,598
                                                        -----------
                                                            110,304
                                                        -----------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.0%
Calpine Corp./(a)/..........................       400        7,804
                                                        -----------

WATER UTILITIES -- 0.0%
Aqua America, Inc...........................     1,337       31,540
                                                        -----------
                                                            197,558
                                                        -----------
Total Common Stocks
 (cost $50,060,578).........................             86,779,646
                                                        -----------

                                             PRINCIPAL
                                              AMOUNT
                                               (000)
--------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.7%

TIME DEPOSIT -- 0.7%
JP Morgan Nassau
 0.05%, 1/02/14
 (amortized cost $635,878)..................   $   636      635,878
                                                        -----------

TOTAL INVESTMENTS -- 100.3%
 (cost/amortized cost $50,696,456)..........             87,415,524
Other assets less liabilities -- (0.3)%.....               (256,585)
                                                        -----------

NET ASSETS -- 100.0%                                    $87,158,939
                                                        ===========

                                    FSA-25

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONCLUDED)

DECEMBER 31, 2013

FUTURES CONTRACTS

                     NUMBER OF EXPIRATION ORIGINAL     VALUE AT       UNREALIZED
       TYPE          CONTRACTS   MONTH     VALUE   DECEMBER 31, 2013 APPRECIATION
        ----         --------- ---------- -------- ----------------- ------------
PURCHASED CONTRACTS
S&P 500 Index Mini..     6     March 2014 $534,371     $552,105        $17,734

-----------

(a)Non-income producing security.
(b)Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $531,506.

The accompanying notes are an integral part of these financial statements.

                                    FSA-26

GROWTH STOCK ACCOUNT NO. 4
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO SUMMARY

DECEMBER 31, 2013


                % OF TOTAL INVESTMENTS* COUNTRY DIVERSIFICATION
                ----------------------- -----------------------
                        98.9%           United States
                         0.7%           United Kingdom
                         0.1%           Norway
                         0.1%           Canada
                         0.1%           Cayman Islands
                         0.1%           Panama
                         ----
                        100.0%
                        ======
-----------
* All data are as of December 31, 2013. The Fund's country breakdown is expressed as a percentage of long-term investments and may vary over time.
The accompanying notes are an integral part of these financial statements.


                                    FSA-27

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2013

ASSETS:
Investments (Notes 2 and 3):
  Common stocks -- at value (cost: $22,632,020)................ $27,559,486
  Short-term securities -- at value (amortized cost: $844,382).     844,382
Cash...........................................................     100,017
Receivable for investments securities sold.....................     336,803
Interest and dividends receivable..............................       4,620
Due from AXA Equitable's General Account.......................      10,811
Fees receivable from contractowners............................       6,885
                                                                -----------
   Total assets................................................  28,863,004
                                                                -----------

LIABILITIES:
Payable for investments securities purchased...................     546,167
Accrued custody and bank fees..................................       2,995
Administrative fees payable....................................      18,111
Asset management fee payable...................................      21,879
Accrued expenses...............................................       3,923
                                                                -----------
   Total liabilities...........................................     593,075
                                                                -----------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION... $28,269,929
                                                                ===========

               UNITS OUTSTANDING UNIT VALUES
               ----------------- -----------
Institutional.           14      $55,973.12
RIA...........        3,747          507.36
MRP...........      246,491          103.86

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-28

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2013

INVESTMENT INCOME (NOTE 2):
  Dividends........................................... $  108,044
  Interest............................................        511
                                                       ----------
   Total investment income............................    108,555
                                                       ----------
  Other income........................................      7,271
                                                       ----------
   Total income.......................................    115,826
                                                       ----------

EXPENSES (NOTE 6):
  Investment management fees..........................   (163,146)
  Custody and bank fees...............................    (12,137)
  Other operating expenses............................     (3,074)
                                                       ----------
   Total expenses.....................................   (178,357)
                                                       ----------

NET INVESTMENT LOSS...................................    (62,531)
                                                       ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 2):
   Net realized gain from investments.................  4,652,936
   Change in unrealized appreciation of investments...  2,894,126
                                                       ----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.......  7,547,062
                                                       ----------

NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS. $7,484,531
                                                       ==========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-29

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                        YEAR ENDED        YEAR ENDED
                                                                                     DECEMBER 31, 2013 DECEMBER 31, 2012
                                                                                     ----------------- -----------------
INCREASE/(DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment loss...............................................................    $   (62,531)      $   (53,818)
  Net realized gain on investments..................................................      4,652,936         2,692,378
  Change in unrealized appreciation of investments..................................      2,894,126           305,746
                                                                                        -----------       -----------
   Net increase in net assets attributable to operations............................      7,484,531         2,944,306
                                                                                        -----------       -----------

FROM CONTRACTOWNER TRANSACTIONS:
  Contributions.....................................................................      2,827,961         3,172,151
  Withdrawals.......................................................................     (5,408,861)       (4,828,115)
  Asset management fees (Note 6)....................................................        (83,742)          (77,744)
  Administrative fees (Note 6)......................................................       (230,265)         (220,165)
                                                                                        -----------       -----------
   Net decrease in net assets attributable to contractowner transactions............     (2,894,907)       (1,953,873)
                                                                                        -----------       -----------
INCREASE IN NET ASSETS..............................................................      4,589,624           990,433
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- BEGINNING OF PERIOD.     23,680,305        22,689,872
                                                                                        -----------       -----------

NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- END OF PERIOD.......    $28,269,929       $23,680,305
                                                                                        ===========       ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-30

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2013

COMPANY                                        SHARES U.S. $ VALUE
---------------------------------------------------------------------
COMMON STOCKS -- 97.4%

CONSUMER DISCRETIONARY -- 21.7%

AUTO PARTS -- 1.6%
LKQ Corp./(a)/................................ 14,220 $    467,838
                                                      ------------

CABLE TELEVISION SERVICES -- 2.5%
AMC Networks, Inc. -- Class A/(a)/............  3,769      256,706
Scripps Networks Interactive, Inc. -- Class A.  5,070      438,099
                                                      ------------
                                                           694,805
                                                      ------------
DIVERSIFIED MEDIA -- 1.6%
Liberty Media Corp./(a)/......................  3,132      458,682
                                                      ------------

ENTERTAINMENT -- 1.1%
Lions Gate Entertainment Corp................. 10,200      322,932
                                                      ------------

LEISURE TIME -- 2.3%
HomeAway, Inc./(a)/...........................  9,160      374,461
TripAdvisor, Inc./(a)/........................  3,370      279,137
                                                      ------------
                                                           653,598
                                                      ------------
RECREATIONAL VEHICLES & BOATS -- 4.1%
Harley-Davidson, Inc.......................... 11,140      771,334
Polaris Industries, Inc.......................  2,710      394,684
                                                      ------------
                                                         1,166,018
                                                      ------------
SPECIALTY RETAIL -- 6.7%
CarMax, Inc./(a)/.............................  6,250      293,875
Lumber Liquidators Holdings, Inc./(a)/........  4,830      496,958
NetFlix, Inc./(a)/............................    570      209,857
O'Reilly Automotive, Inc./(a)/................  4,180      538,008
Urban Outfitters, Inc./(a)/...................  9,457      350,855
                                                      ------------
                                                         1,889,553
                                                      ------------
TEXTILES, APPAREL & SHOES -- 1.8%
Michael Kors Holdings Ltd./(a)/...............  6,126      497,370
                                                      ------------
Total Consumer Discretionary..................           6,150,796
                                                      ------------

PRODUCER DURABLES -- 21.7%

AIR TRANSPORT -- 2.3%
Copa Holdings SA -- Class A...................  4,070      651,648
                                                      ------------

BACK OFFICE SUPPORT, HR & CONSULTING -- 3.6%
CoStar Group, Inc./(a)/.......................  2,369      437,270
Robert Half International, Inc................ 10,150      426,199
WageWorks, Inc./(a)/..........................  2,430      144,439
                                                      ------------
                                                         1,007,908
                                                      ------------
COMMERCIAL SERVICES: RENTAL & LEASING -- 1.4%
United Rentals, Inc./(a)/.....................  5,035      392,478
                                                      ------------

DIVERSIFIED MANUFACTURING OPERATIONS -- 1.0%
Carlisle Cos., Inc............................  3,630      288,222
                                                      ------------
MACHINERY: INDUSTRIAL -- 1.0%
Chart Industries, Inc./(a)/...................  2,950      282,138
                                                      ------------

PRODUCER DURABLES: MISC. -- 1.4%
WW Grainger, Inc..............................  1,550      395,901
                                                      ------------

RAILROADS -- 1.3%
Kansas City Southern..........................  3,000      371,490
                                                      ------------

COMPANY                                           SHARES U.S. $ VALUE
------------------------------------------------------------------------

SCIENTIFIC INSTRUMENTS: CONTROL & FILTER -- 3.0%
IDEX Corp........................................  5,820 $    429,807
Parker Hannifin Corp.............................  3,360      432,230
                                                         ------------
                                                              862,037
                                                         ------------
SCIENTIFIC INSTRUMENTS: ELECTRICAL -- 3.1%
AMETEK, Inc......................................  9,690      510,372
Hubbell, Inc. -- Class B                           3,440      374,616
                                                         ------------
                                                              884,988
                                                         ------------
SHIPPING -- 1.3%
Kirby Corp./(a)/.................................  3,600      357,300
                                                         ------------

TRANSPORTATION MISCELLANEOUS -- 1.3%
Expeditors International of Washington, Inc......  8,367      370,240
                                                         ------------

TRUCKERS -- 1.0%
JB Hunt Transport Services, Inc..................  3,590      277,507
                                                         ------------
Total Producer Durables..........................           6,141,857
                                                         ------------

HEALTH CARE -- 16.0%

BIOTECHNOLOGY -- 3.1%
Celldex Therapeutics, Inc./(a)/..................  3,820       92,482
Medivation, Inc./(a)/............................  1,920      122,534
Quintiles Transnational Holdings, Inc./(a)/...... 12,392      574,245
Theravance, Inc./(a)/............................  2,790       99,464
                                                         ------------
                                                              888,725
                                                         ------------
HEALTH CARE SERVICES -- 3.1%
Envision Healthcare Holdings, Inc./(a)/.......... 12,868      457,071
Team Health Holdings, Inc./(a)/..................  9,170      417,694
                                                         ------------
                                                              874,765
                                                         ------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 1.0%
HeartWare International, Inc./(a)/...............  3,030      284,699
                                                         ------------

MEDICAL EQUIPMENT -- 2.2%
Illumina, Inc./(a)/..............................  5,530      611,728
                                                         ------------

PHARMACEUTICALS -- 6.6%
BioMarin Pharmaceutical, Inc./(a)/...............  4,030      283,188
Isis Pharmaceuticals, Inc./(a)/..................  2,810      111,950
Jazz Pharmaceuticals PLC/(a)/....................  3,270      413,851
Perrigo Co. PLC..................................  3,660      561,664
Pharmacyclics, Inc./(a)/.........................  1,330      140,688
Vertex Pharmaceuticals, Inc./(a)/................  4,790      355,897
                                                         ------------
                                                            1,867,238
                                                         ------------
Total Health Care................................           4,527,155
                                                         ------------

TECHNOLOGY -- 12.6%

COMMUNICATIONS TECHNOLOGY -- 1.2%
Ciena Corp./(a)/................................. 14,140      338,370
                                                         ------------

COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 11.4%
ANSYS, Inc./(a)/.................................  4,640      404,608
Aspen Technology, Inc./(a)/...................... 10,840      453,112
Cadence Design Systems, Inc./(a)/................ 26,320      369,007
Concur Technologies, Inc./(a)/...................    780       80,481
Gartner, Inc./(a)/...............................  6,980      495,929
Informatica Corp./(a)/...........................  7,100      294,650

                                    FSA-31

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONCLUDED)

DECEMBER 31, 2013

COMPANY                                    SHARES U.S. $ VALUE
-----------------------------------------------------------------
COMPUTER SERVICES, SOFTWARE & SYSTEMS (CONTINUED)
LinkedIn Corp. -- Class A/(a)/............  2,010 $    435,828
Tableau Software, Inc. -- Class A/(a)/....  4,240      292,263
Ultimate Software Group, Inc. (The)/(a)/..  2,600      398,372
                                                  ------------
                                                     3,224,250
                                                  ------------
Total Technology..........................           3,562,620
                                                  ------------

FINANCIAL SERVICES -- 10.7%

ASSET MANAGEMENT & CUSTODIAN -- 3.4%
Affiliated Managers Group, Inc./(a)/......  2,315      502,077
Financial Engines, Inc....................  6,660      462,737
                                                  ------------
                                                       964,814
                                                  ------------
BANKS: DIVERSIFIED -- 1.3%
First Republic Bank/CA....................  7,090      371,162
                                                  ------------

DIVERSIFIED FINANCIAL SERVICES -- 1.0%
LPL Financial Holdings, Inc...............  5,970      280,769
                                                  ------------

FINANCIAL DATA & SYSTEMS -- 1.6%
Vantiv, Inc. -- Class A/(a)/.............. 13,200      430,452
                                                  ------------

SECURITIES BROKERAGE & SERVICES -- 3.4%
IntercontinentalExchange Group, Inc.......  4,286      964,007
                                                  ------------
Total Financial Services..................           3,011,204
                                                  ------------

CONSUMER STAPLES -- 7.7%

BEVERAGE: SOFT DRINKS -- 2.8%
Green Mountain Coffee Roasters, Inc./(a)/.  4,700      355,226
Monster Beverage Corp./(a)/...............  6,360      431,017
                                                  ------------
                                                       786,243
                                                  ------------
FOODS -- 4.9%
Hershey Co. (The).........................  8,610      837,150
Mead Johnson Nutrition Co. -- Class A.....  6,480      542,765
                                                  ------------
                                                     1,379,915
                                                  ------------
Total Consumer Staples....................           2,166,158
                                                  ------------

ENERGY -- 5.8%

OIL WELL EQUIPMENT & SERVICES -- 1.6%
Oceaneering International, Inc............  5,810      458,293
                                                  ------------

OIL: CRUDE PRODUCERS -- 4.2%
Antero Resources Corp./(a)/...............  1,840      116,729
Cabot Oil & Gas Corp...................... 11,600      449,616
Concho Resources, Inc./(a)/...............  3,650      394,200
Noble Energy, Inc.........................  3,390      230,893
                                                  ------------
                                                     1,191,438
                                                  ------------
Total Energy..............................           1,649,731
                                                  ------------

MATERIALS & PROCESSING -- 1.2%

CHEMICALS: DIVERSIFIED -- 1.2%
PolyOne Corp..............................  9,900      349,965
                                                  ------------

TOTAL COMMON STOCKS
 (cost $22,632,020).......................          27,559,486
                                                  ------------

-----------
The accompanying notes are an integral part of these financial statements.

                                       PRINCIPAL
                                        AMOUNT
COMPANY                                  (000)   U.S. $ VALUE
----------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.0%

TIME DEPOSIT -- 3.0%
JP Morgan Nassau
 0.05%, 1/02/14
 (amortized cost $844,382)............    $  844 $    844,382
                                                 ------------

TOTAL INVESTMENTS -- 100.4%
 (cost/amortized cost $23,476,402)                 28,403,868
Other assets less liabilities -- 0.4%.               (133,939)
                                                 ------------
NET ASSETS -- 100.0%                             $ 28,269,929
                                                 ============

-----------
(a)Non-income producing security.

                                    FSA-32

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO SUMMARY

DECEMBER 31, 2013


% OF TOTAL INVESTMENTS* COUNTRY DIVERSIFICATION
----------------------- -----------------------
        97.7%           United States
         2.3%           Panama
         ----
        100.0%
        ======
-----------
* All data are as of December 31, 2013. The Fund's country breakdown is expressed as a percentage of long-term investments and may vary over time.
The accompanying notes are an integral part of these financial statements.


                                    FSA-33

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2013


                                                                                            ALL ASSET
                                                            ALL ASSET        ALL ASSET       MODERATE    AXA AGGRESSIVE
                                                        AGGRESSIVE-ALT 25* GROWTH-ALT 20* GROWTH-ALT 15*  ALLOCATION*
                                                        ------------------ -------------- -------------- --------------
ASSETS:
Investments in shares of the Portfolios, at fair value.       $8,919           $1,248         $1,622       $2,356,181
Receivable for shares of the Portfolios sold...........           11                1              5            3,029
                                                              ------           ------         ------       ----------
   Total assets........................................        8,930            1,249          1,627        2,359,210
                                                              ------           ------         ------       ----------

LIABILITIES:
Payable for policy-related transactions................           11                1              5            3,029
Payable for direct operating expenses..................            1               24             --              758
                                                              ------           ------         ------       ----------
   Total liabilities...................................           12               25              5            3,787
                                                              ------           ------         ------       ----------
NET ASSETS.............................................       $8,918           $1,224         $1,622       $2,355,423
                                                              ======           ======         ======       ==========

NET ASSETS:
Accumulation Unit Value................................       $8,918           $1,224         $1,622       $2,355,302
Retained by AXA Equitable in Separate Account No. 66...           --               --             --              121
                                                              ------           ------         ------       ----------
TOTAL NET ASSETS.......................................       $8,918           $1,224         $1,622       $2,355,423
                                                              ======           ======         ======       ==========

Investments in shares of the Portfolios, at cost.......       $8,402           $1,262         $1,608       $2,002,385
The Portfolios shares held
   Class B.............................................          749               64            146          197,349

                                                                                AXA
                                                        AXA CONSERVATIVE CONSERVATIVE-PLUS AXA MODERATE
                                                          ALLOCATION*       ALLOCATION*    ALLOCATION*
                                                        ---------------- ----------------- ------------
ASSETS:
Investments in shares of the Portfolios, at fair value.    $1,547,068       $1,238,844     $17,445,134
Receivable for shares of the Portfolios sold...........         2,086              987          29,303
                                                           ----------       ----------     -----------
   Total assets........................................     1,549,154        1,239,831      17,474,437
                                                           ----------       ----------     -----------

LIABILITIES:
Payable for policy-related transactions................         2,086              987          29,265
Payable for direct operating expenses..................           598              430           5,717
                                                           ----------       ----------     -----------
   Total liabilities...................................         2,684            1,417          34,982
                                                           ----------       ----------     -----------
NET ASSETS.............................................    $1,546,470       $1,238,414     $17,439,455
                                                           ==========       ==========     ===========

NET ASSETS:
Accumulation Unit Value................................    $1,546,461       $1,238,237     $17,438,774
Retained by AXA Equitable in Separate Account No. 66...             9              177             681
                                                           ----------       ----------     -----------
TOTAL NET ASSETS.......................................    $1,546,470       $1,238,414     $17,439,455
                                                           ==========       ==========     ===========

Investments in shares of the Portfolios, at cost.......    $1,536,839       $1,197,302     $16,135,130
The Portfolios shares held
   Class B.............................................       159,843          121,979       1,206,566

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-34

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                                                               EQ/BLACKROCK    EQ/BOSTON
                                                        AXA MODERATE-PLUS EQ/ALLIANCEBERNSTEIN BASIC VALUE  ADVISORS EQUITY
                                                           ALLOCATION*     SMALL CAP GROWTH*     EQUITY*        INCOME*
                                                        ----------------- -------------------- ------------ ---------------
ASSETS:
Investments in shares of the Portfolios, at fair value.    $1,030,327           $584,955         $86,821       $237,282
Receivable for shares of the Portfolios sold...........           663                 --              --            193
Receivable for policy-related transactions.............            --                362             639             --
                                                           ----------           --------         -------       --------
   Total assets........................................     1,030,990            585,317          87,460        237,475
                                                           ----------           --------         -------       --------

LIABILITIES:
Payable for shares of the Portfolios purchased.........            --                363             639             --
Payable for policy-related transactions................           661                 --              --            193
Payable for direct operating expenses..................           403                 32              --             68
                                                           ----------           --------         -------       --------
   Total liabilities...................................         1,064                395             639            261
                                                           ----------           --------         -------       --------
NET ASSETS.............................................    $1,029,926           $584,922         $86,821       $237,214
                                                           ==========           ========         =======       ========

NET ASSETS:
Accumulation Unit Value................................    $1,029,924           $584,820         $86,816       $237,206
Retained by AXA Equitable in Separate Account No. 66...             2                102               5              8
                                                           ----------           --------         -------       --------
TOTAL NET ASSETS.......................................    $1,029,926           $584,922         $86,821       $237,214
                                                           ==========           ========         =======       ========

Investments in shares of the Portfolios, at cost.......    $  924,629           $459,295         $70,313       $228,405
The Portfolios shares held
   Class A.............................................            --             19,299              --             --
   Class B.............................................        88,373              8,290           4,370         34,903

                                                         EQ/CALVERT  EQ/CAPITAL
                                                          SOCIALLY    GUARDIAN
                                                        RESPONSIBLE* RESEARCH*
                                                        ------------ ----------
ASSETS:
Investments in shares of the Portfolios, at fair value.  $2,860,249  $7,428,247
Receivable for shares of the Portfolios sold...........       1,376          --
Receivable for policy-related transactions.............          --       2,130
                                                         ----------  ----------
   Total assets........................................   2,861,625   7,430,377
                                                         ----------  ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........          --       2,130
Payable for policy-related transactions................       1,376          --
Payable for direct operating expenses..................         955       2,599
                                                         ----------  ----------
   Total liabilities...................................       2,331       4,729
                                                         ----------  ----------
NET ASSETS.............................................  $2,859,294  $7,425,648
                                                         ==========  ==========

NET ASSETS:
Accumulation Unit Value................................  $2,859,109  $7,424,522
Retained by AXA Equitable in Separate Account No. 66...         185       1,126
                                                         ----------  ----------
TOTAL NET ASSETS.......................................  $2,859,294  $7,425,648
                                                         ==========  ==========

Investments in shares of the Portfolios, at cost.......  $1,918,839  $4,775,062
The Portfolios shares held
   Class A.............................................          --          --
   Class B.............................................     258,182     391,444

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-35

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013



                                                        EQ/EQUITY   EQ/EQUITY GROWTH EQ/GAMCO MERGERS  EQ/GAMCO SMALL
                                                        500 INDEX*       PLUS*       AND ACQUISITIONS* COMPANY VALUE*
                                                        ----------- ---------------- ----------------- --------------
ASSETS:
Investments in shares of the Portfolios, at fair value. $23,481,644     $108,936         $178,871        $3,545,491
Receivable for shares of the Portfolios sold...........       8,689           53              126            75,533
Receivable for policy-related transactions.............          --           --               --                --
                                                        -----------     --------         --------        ----------
   Total assets........................................  23,490,333      108,989          178,997         3,621,024
                                                        -----------     --------         --------        ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........          --           --               --                --
Payable for policy-related transactions................       8,706           53              126            75,533
Payable for direct operating expenses..................       7,362           --               25             1,165
                                                        -----------     --------         --------        ----------
   Total liabilities...................................      16,068           53              151            76,698
                                                        -----------     --------         --------        ----------
NET ASSETS............................................. $23,474,265     $108,936         $178,846        $3,544,326
                                                        ===========     ========         ========        ==========

NET ASSETS:
Accumulation Unit Value................................ $23,471,676     $108,859         $178,840        $3,543,974
Retained by AXA Equitable in Separate Account No. 66...       2,589           77                6               352
                                                        -----------     --------         --------        ----------
TOTAL NET ASSETS....................................... $23,474,265     $108,936         $178,846        $3,544,326
                                                        ===========     ========         ========        ==========

Investments in shares of the Portfolios, at cost....... $15,960,813     $ 74,304         $180,574        $2,709,782
The Portfolios shares held
   Class A.............................................      23,496           --               --                --
   Class B.............................................     708,949        5,202           13,556            63,291

                                                         EQ/GLOBAL
                                                        MULTI-SECTOR EQ/INTERMEDIATE
                                                          EQUITY*    GOVERNMENT BOND*
                                                        ------------ ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.  $2,127,022     $3,873,116
Receivable for shares of the Portfolios sold...........         307             --
Receivable for policy-related transactions.............          --            550
                                                         ----------     ----------
   Total assets........................................   2,127,329      3,873,666
                                                         ----------     ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........          --            531
Payable for policy-related transactions................         307             --
Payable for direct operating expenses..................         723          1,585
                                                         ----------     ----------
   Total liabilities...................................       1,030          2,116
                                                         ----------     ----------
NET ASSETS.............................................  $2,126,299     $3,871,550
                                                         ==========     ==========

NET ASSETS:
Accumulation Unit Value................................  $2,126,151     $3,871,544
Retained by AXA Equitable in Separate Account No. 66...         148              6
                                                         ----------     ----------
TOTAL NET ASSETS.......................................  $2,126,299     $3,871,550
                                                         ==========     ==========

Investments in shares of the Portfolios, at cost.......  $1,749,448     $3,893,606
The Portfolios shares held
   Class A.............................................          --            506
   Class B.............................................     144,147        381,318

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-36

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013


                                                        EQ/INTERNATIONAL EQ/INTERNATIONAL EQ/INTERNATIONAL EQ/JPMORGAN VALUE
                                                           CORE PLUS*     EQUITY INDEX*     VALUE PLUS*     OPPORTUNITIES*
                                                        ---------------- ---------------- ---------------- -----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.    $3,039,984      $12,791,769        $139,735          $97,595
Receivable for shares of the Portfolios sold...........           988           50,230              --               89
Receivable for policy-related transactions.............            --               --             632               --
                                                           ----------      -----------        --------          -------
   Total assets........................................     3,040,972       12,841,999         140,367           97,684
                                                           ----------      -----------        --------          -------

LIABILITIES:
Payable for shares of the Portfolios purchased.........            --               --             627               --
Payable for policy-related transactions................           988           50,250              --               89
Payable for direct operating expenses..................         1,079            4,160              --               --
                                                           ----------      -----------        --------          -------
   Total liabilities...................................         2,067           54,410             627               89
                                                           ----------      -----------        --------          -------
NET ASSETS.............................................    $3,038,905      $12,787,589        $139,740          $97,595
                                                           ==========      ===========        ========          =======

NET ASSETS:
Accumulation Unit Value................................    $3,038,770      $12,786,658        $139,735          $97,544
Retained by AXA Equitable in Separate Account No. 66...           135              931               5               51
                                                           ----------      -----------        --------          -------
TOTAL NET ASSETS.......................................    $3,038,905      $12,787,589        $139,740          $97,595
                                                           ==========      ===========        ========          =======

Investments in shares of the Portfolios, at cost.......    $2,670,237      $12,386,134        $116,628          $48,165
The Portfolios shares held
   Class A.............................................            --        1,306,158              --               --
   Class B.............................................       294,471               --          10,710            6,942

                                                        EQ/LARGE CAP EQ/LARGE CAP
                                                         CORE PLUS*  GROWTH INDEX*
                                                        ------------ -------------
ASSETS:
Investments in shares of the Portfolios, at fair value.   $80,768      $122,317
Receivable for shares of the Portfolios sold...........        76            --
Receivable for policy-related transactions.............        --           177
                                                          -------      --------
   Total assets........................................    80,844       122,494
                                                          -------      --------

LIABILITIES:
Payable for shares of the Portfolios purchased.........        --           177
Payable for policy-related transactions................        76            --
Payable for direct operating expenses..................        --             7
                                                          -------      --------
   Total liabilities...................................        76           184
                                                          -------      --------
NET ASSETS.............................................   $80,768      $122,310
                                                          =======      ========

NET ASSETS:
Accumulation Unit Value................................   $80,768      $122,302
Retained by AXA Equitable in Separate Account No. 66...        --             8
                                                          -------      --------
TOTAL NET ASSETS.......................................   $80,768      $122,310
                                                          =======      ========

Investments in shares of the Portfolios, at cost.......   $54,711      $121,044
The Portfolios shares held
   Class A.............................................        --            --
   Class B.............................................     9,272         9,922

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.


                                    FSA-37

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013


                                                        EQ/LARGE CAP EQ/LARGE CAP EQ/MFS INTERNATIONAL
                                                        GROWTH PLUS* VALUE PLUS*        GROWTH*        EQ/MID CAP INDEX*
                                                        ------------ ------------ -------------------- -----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.  $4,036,737  $10,251,341        $375,482           $215,633
Receivable for shares of the Portfolios sold...........          --        4,038             193                121
Receivable for policy-related transactions.............       1,555           --              --                 --
                                                         ----------  -----------        --------           --------
   Total assets........................................   4,038,292   10,255,379         375,675            215,754
                                                         ----------  -----------        --------           --------

LIABILITIES:
Payable for shares of the Portfolios purchased.........         174           --              --                 --
Payable for policy-related transactions................          --        4,038             193                121
Payable for direct operating expenses..................       1,392        3,034              41                 40
                                                         ----------  -----------        --------           --------
   Total liabilities...................................       1,566        7,072             234                161
                                                         ----------  -----------        --------           --------
NET ASSETS.............................................  $4,036,726  $10,248,307        $375,441           $215,593
                                                         ==========  ===========        ========           ========

NET ASSETS:
Accumulation Unit Value................................  $4,033,424  $10,246,363        $375,441           $214,566
Retained by AXA Equitable in Separate Account No. 66...       3,302        1,944              --              1,027
                                                         ----------  -----------        --------           --------
TOTAL NET ASSETS.......................................  $4,036,726  $10,248,307        $375,441           $215,593
                                                         ==========  ===========        ========           ========

Investments in shares of the Portfolios, at cost.......  $2,721,692  $ 7,277,974        $361,815           $183,122
The Portfolios shares held
   Class A.............................................          --       89,135              --                 --
   Class B.............................................     165,446      629,770          50,814             17,547

                                                        EQ/MID CAP
                                                        VALUE PLUS* EQ/MONEY MARKET*
                                                        ----------- ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value. $8,875,231    $14,186,506
Receivable for shares of the Portfolios sold...........      3,747         10,846
Receivable for policy-related transactions.............         --             --
                                                        ----------    -----------
   Total assets........................................  8,878,978     14,197,352
                                                        ----------    -----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........         --             --
Payable for policy-related transactions................      3,748         11,557
Payable for direct operating expenses..................      2,894          5,620
                                                        ----------    -----------
   Total liabilities...................................      6,642         17,177
                                                        ----------    -----------
NET ASSETS............................................. $8,872,336    $14,180,175
                                                        ==========    ===========

NET ASSETS:
Accumulation Unit Value................................ $8,871,475    $14,180,058
Retained by AXA Equitable in Separate Account No. 66...        861            117
                                                        ----------    -----------
TOTAL NET ASSETS....................................... $8,872,336    $14,180,175
                                                        ==========    ===========

Investments in shares of the Portfolios, at cost....... $7,040,974    $14,186,513
The Portfolios shares held
   Class A.............................................         --         31,716
   Class B.............................................    640,246     14,154,748

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.


                                    FSA-38

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013


                                                        EQ/MORGAN STANLEY EQ/PIMCO ULTRA EQ/QUALITY EQ/SMALL COMPANY
                                                         MID CAP GROWTH*   SHORT BOND*   BOND PLUS*      INDEX*
                                                        ----------------- -------------- ---------- ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.      $32,658        $2,753,470    $45,753      $5,872,888
Receivable for shares of the Portfolios sold...........           24               901         36          72,130
                                                             -------        ----------    -------      ----------
   Total assets........................................       32,682         2,754,371     45,789       5,945,018
                                                             -------        ----------    -------      ----------

LIABILITIES:
Payable for policy-related transactions................           24               901         36          72,130
Payable for direct operating expenses..................           13               932         --           1,888
                                                             -------        ----------    -------      ----------
   Total liabilities...................................           37             1,833         36          74,018
                                                             -------        ----------    -------      ----------
NET ASSETS.............................................      $32,645        $2,752,538    $45,753      $5,871,000
                                                             =======        ==========    =======      ==========

NET ASSETS:
Accumulation Unit Value................................      $32,645        $2,752,538    $45,710      $5,870,567
Retained by AXA Equitable in Separate Account No. 66...           --                --         43             433
                                                             -------        ----------    -------      ----------
TOTAL NET ASSETS.......................................      $32,645        $2,752,538    $45,753      $5,871,000
                                                             =======        ==========    =======      ==========

Investments in shares of the Portfolios, at cost.......      $30,756        $2,772,352    $48,627      $4,432,050
The Portfolios shares held
   Class A.............................................           --                --      5,457              --
   Class B.............................................        1,615           277,795         --         478,379

                                                        EQ/T. ROWE PRICE EQ/WELLS FARGO
                                                         GROWTH STOCK*   OMEGA GROWTH*
                                                        ---------------- --------------
ASSETS:
Investments in shares of the Portfolios, at fair value.     $168,805        $629,663
Receivable for shares of the Portfolios sold...........          161             415
                                                            --------        --------
   Total assets........................................      168,966         630,078
                                                            --------        --------

LIABILITIES:
Payable for policy-related transactions................          161             415
Payable for direct operating expenses..................           17              51
                                                            --------        --------
   Total liabilities...................................          178             466
                                                            --------        --------
NET ASSETS.............................................     $168,788        $629,612
                                                            ========        ========

NET ASSETS:
Accumulation Unit Value................................     $168,459        $629,562
Retained by AXA Equitable in Separate Account No. 66...          329              50
                                                            --------        --------
TOTAL NET ASSETS.......................................     $168,788        $629,612
                                                            ========        ========

Investments in shares of the Portfolios, at cost.......     $151,906        $595,539
The Portfolios shares held
   Class A.............................................           --              --
   Class B.............................................        5,102          52,373

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.


                                    FSA-39

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                        MULTIMANAGER    MULTIMANAGER      MULTIMANAGER   MULTIMANAGER TARGET 2015
                                                         CORE BOND*  MULTI-SECTOR BOND* SMALL CAP VALUE* TECHNOLOGY*  ALLOCATION*
                                                        ------------ ------------------ ---------------- ------------ -----------
ASSETS:
Investments in shares of the Portfolios, at fair value.   $779,348        $831,610          $209,332      $3,949,122  $2,328,795
Receivable for shares of the Portfolios sold...........        370              --               144              --       1,898
Receivable for policy-related transactions.............         --             262                --              65          --
                                                          --------        --------          --------      ----------  ----------
   Total assets........................................    779,718         831,872           209,476       3,949,187   2,330,693
                                                          --------        --------          --------      ----------  ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........         --             262                --              65          --
Payable for policy-related transactions................        370              --               139              --       1,893
Payable for direct operating expenses..................        184             396                --           1,290         774
                                                          --------        --------          --------      ----------  ----------
   Total liabilities...................................        554             658               139           1,355       2,667
                                                          --------        --------          --------      ----------  ----------
NET ASSETS.............................................   $779,164        $831,214          $209,337      $3,947,832  $2,328,026
                                                          ========        ========          ========      ==========  ==========

NET ASSETS:
Accumulation Unit Value................................   $778,194        $831,178          $209,337      $3,947,507  $2,328,021
Retained by AXA Equitable in Separate Account No. 66...        970              36                --             325           5
                                                          --------        --------          --------      ----------  ----------
TOTAL NET ASSETS.......................................   $779,164        $831,214          $209,337      $3,947,832  $2,328,026
                                                          ========        ========          ========      ==========  ==========

Investments in shares of the Portfolios, at cost.......   $817,301        $869,275          $129,916      $2,691,862  $2,069,769
The Portfolios shares held
   Class A.............................................         --             527                --              --          --
   Class B.............................................     78,769         215,975            12,937         210,617     234,115

                                                        TARGET 2025
                                                        ALLOCATION*
                                                        -----------
ASSETS:
Investments in shares of the Portfolios, at fair value. $2,476,761
Receivable for shares of the Portfolios sold...........      1,241
Receivable for policy-related transactions.............         --
                                                        ----------
   Total assets........................................  2,478,002
                                                        ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........         --
Payable for policy-related transactions................      1,241
Payable for direct operating expenses..................        847
                                                        ----------
   Total liabilities...................................      2,088
                                                        ----------
NET ASSETS............................................. $2,475,914
                                                        ==========

NET ASSETS:
Accumulation Unit Value................................ $2,475,803
Retained by AXA Equitable in Separate Account No. 66...        111
                                                        ----------
TOTAL NET ASSETS....................................... $2,475,914
                                                        ==========

Investments in shares of the Portfolios, at cost....... $2,141,999
The Portfolios shares held
   Class A.............................................         --
   Class B.............................................    232,050

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-40

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                        TARGET 2035 TARGET 2045
                                                        ALLOCATION* ALLOCATION*
                                                        ----------- -----------
ASSETS:
Investments in shares of the Portfolios, at fair value. $1,357,910  $1,062,285
Receivable for shares of the Portfolios sold...........        250         604
                                                        ----------  ----------
   Total assets........................................  1,358,160   1,062,889
                                                        ----------  ----------

LIABILITIES:
Payable for policy-related transactions................        250         604
Payable for direct operating expenses..................        372         278
                                                        ----------  ----------
   Total liabilities...................................        622         882
                                                        ----------  ----------
NET ASSETS............................................. $1,357,538  $1,062,007
                                                        ==========  ==========

NET ASSETS:
Accumulation Unit Value................................ $1,357,491  $1,061,979
Retained by AXA Equitable in Separate Account No. 66...         47          28
                                                        ----------  ----------
TOTAL NET ASSETS....................................... $1,357,538  $1,062,007
                                                        ==========  ==========

Investments in shares of the Portfolios, at cost....... $1,145,916  $  896,602
The Portfolios shares held
   Class B.............................................    125,003      99,037

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-41

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013


The following table provides units and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges.

                                                                              UNITS
                                       CONTRACT                            OUTSTANDING
                                       CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                       -------- --------------- ---------- -----------
ALL ASSET AGGRESSIVE-ALT 25...........  0.03%          B         $ 11.84          1

ALL ASSET GROWTH-ALT 20...............  0.03%          B         $ 11.46         --

ALL ASSET MODERATE GROWTH-ALT 15......  0.03%          B         $ 11.13         --

AXA AGGRESSIVE ALLOCATION.............  0.03%          B         $ 11.58        203

AXA CONSERVATIVE ALLOCATION...........  0.03%          B         $ 11.84        131

AXA CONSERVATIVE-PLUS ALLOCATION......  0.03%          B         $ 11.93        104

AXA MODERATE ALLOCATION...............  0.03%          B         $ 11.73      1,486

AXA MODERATE-PLUS ALLOCATION..........  0.03%          B         $ 11.76         88

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  0.05%          A         $355.67          1
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  0.03%          B         $ 13.87         12

EQ/BLACKROCK BASIC VALUE EQUITY.......  0.00%          B         $323.07         --

EQ/BOSTON ADVISORS EQUITY INCOME......  0.03%          B         $ 13.15         18

EQ/CALVERT SOCIALLY RESPONSIBLE.......  0.00%          B         $140.06         --
EQ/CALVERT SOCIALLY RESPONSIBLE.......  0.03%          B         $ 11.80        242

EQ/CAPITAL GUARDIAN RESEARCH..........  0.00%          B         $214.43         --
EQ/CAPITAL GUARDIAN RESEARCH..........  0.03%          B         $ 26.40        279

EQ/EQUITY 500 INDEX...................  0.05%          A         $537.51          1
EQ/EQUITY 500 INDEX...................  0.03%          B         $ 13.36      1,700

EQ/EQUITY GROWTH PLUS.................  0.00%          B         $234.82         --

EQ/GAMCO MERGERS AND ACQUISITIONS.....  0.03%          B         $ 11.25         16

EQ/GAMCO SMALL COMPANY VALUE..........  0.03%          B         $ 23.97        148

EQ/GLOBAL MULTI-SECTOR EQUITY.........  0.00%          B         $511.33         --
EQ/GLOBAL MULTI-SECTOR EQUITY.........  0.03%          B         $ 14.37        133

EQ/INTERMEDIATE GOVERNMENT BOND.......  0.05%          A         $224.82         --
EQ/INTERMEDIATE GOVERNMENT BOND.......  0.03%          B         $ 12.05        321

EQ/INTERNATIONAL CORE PLUS............  0.00%          B         $156.95          1
EQ/INTERNATIONAL CORE PLUS............  0.03%          B         $ 14.10        209

EQ/INTERNATIONAL EQUITY INDEX.........  0.05%          A         $190.88          4
EQ/INTERNATIONAL EQUITY INDEX.........  0.03%          A         $ 21.46        563

EQ/INTERNATIONAL VALUE PLUS...........  0.00%          B         $172.79          1

EQ/JPMORGAN VALUE OPPORTUNITIES.......  0.00%          B         $209.97         --

EQ/LARGE CAP CORE PLUS................  0.00%          B         $154.03          1

EQ/LARGE CAP GROWTH INDEX.............  0.00%          B         $132.32         --
EQ/LARGE CAP GROWTH INDEX.............  0.03%          B         $ 12.88          9

EQ/LARGE CAP GROWTH PLUS..............  0.00%          B         $210.47         --
EQ/LARGE CAP GROWTH PLUS..............  0.03%          B         $  8.78        456

EQ/LARGE CAP VALUE PLUS...............  0.00%          A         $172.10          7
EQ/LARGE CAP VALUE PLUS...............  0.03%          B         $ 15.99        561

EQ/MFS INTERNATIONAL GROWTH...........  0.03%          B         $ 11.83         32

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-42

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2013


                                                                         UNITS
                                  CONTRACT                            OUTSTANDING
                                  CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                  -------- --------------- ---------- -----------
EQ/MID CAP INDEX.................  0.00%          B         $199.30         --
EQ/MID CAP INDEX.................  0.03%          B         $ 13.61         13

EQ/MID CAP VALUE PLUS............  0.00%          B         $277.49          1
EQ/MID CAP VALUE PLUS............  0.03%          B         $ 21.88        395

EQ/MONEY MARKET..................  0.05%          A         $175.05         --
EQ/MONEY MARKET..................  0.03%          B         $ 10.00      1,416

EQ/MORGAN STANLEY MID CAP GROWTH.  0.03%          B         $ 14.03          2

EQ/PIMCO ULTRA SHORT BOND........  0.03%          B         $ 11.82        233

EQ/QUALITY BOND PLUS.............  0.05%          A         $239.98         --

EQ/SMALL COMPANY INDEX...........  0.03%          B         $ 23.86        246

EQ/T. ROWE PRICE GROWTH STOCK....  0.00%          B         $ 15.50         --
EQ/T. ROWE PRICE GROWTH STOCK....  0.03%          B         $ 13.46         12

EQ/WELLS FARGO OMEGA GROWTH......  0.00%          B         $200.43          2
EQ/WELLS FARGO OMEGA GROWTH......  0.03%          B         $ 13.70         19

MULTIMANAGER CORE BOND...........  0.03%          B         $  9.79         80

MULTIMANAGER MULTI-SECTOR BOND...  0.05%          A         $219.55         --
MULTIMANAGER MULTI-SECTOR BOND...  0.03%          B         $  9.90         84

MULTIMANAGER SMALL CAP VALUE.....  0.00%          B         $306.09          1

MULTIMANAGER TECHNOLOGY..........  0.00%          B         $223.26         --
MULTIMANAGER TECHNOLOGY..........  0.03%          B         $ 21.18        182

TARGET 2015 ALLOCATION...........  0.03%          B         $ 11.43        204

TARGET 2025 ALLOCATION...........  0.03%          B         $ 11.60        213

TARGET 2035 ALLOCATION...........  0.03%          B         $ 11.68        116

TARGET 2045 ALLOCATION...........  0.03%          B         $ 11.59         92

-----------
The accompanying notes are an integral part of these financial statements.
* Contract charges reflect the annual mortality, risk, financial accounting and other expenses related to the Variable Investment Options.
**Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in note 5 of these financial statements.
***Variable Investment Options where units outstanding are less than 500 are denoted by a -.

                                    FSA-43

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

                                                                                                               ALL ASSET
                                                                         ALL ASSET           ALL ASSET         MODERATE
                                                                   AGGRESSIVE-ALT 25*(1) GROWTH-ALT 20*(1) GROWTH-ALT 15*(1)
                                                                   --------------------- ----------------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................         $113               $    16             $21
  Expenses:
   Asset-based charges and direct operating expenses..............            1                    28              --
                                                                           ----               -------             ---

NET INVESTMENT INCOME (LOSS)......................................          112                   (12)             21
                                                                           ----               -------             ---

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................            4                 9,296              --
   Realized gain distribution from the Portfolios.................           54                   675              10
                                                                           ----               -------             ---
  Net realized gain (loss)........................................           58                 9,971              10
                                                                           ----               -------             ---

  Change in unrealized appreciation (depreciation) of investments.          517                 2,070              14
                                                                           ----               -------             ---

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............          575                12,041              24
                                                                           ----               -------             ---

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...         $687               $12,029             $45
                                                                           ====               =======             ===

                                                                       AXA         AXA             AXA
                                                                   AGGRESSIVE  CONSERVATIVE CONSERVATIVE-PLUS
                                                                   ALLOCATION* ALLOCATION*     ALLOCATION*
                                                                   ----------- ------------ -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................  $ 54,003     $14,451        $ 16,637
  Expenses:
   Asset-based charges and direct operating expenses..............       670         515             412
                                                                    --------     -------        --------

NET INVESTMENT INCOME (LOSS)......................................    53,333      13,936          16,225
                                                                    --------     -------        --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    43,152        (663)         27,382
   Realized gain distribution from the Portfolios.................    61,017      39,192          39,117
                                                                    --------     -------        --------
  Net realized gain (loss)........................................   104,169      38,529          66,499
                                                                    --------     -------        --------

  Change in unrealized appreciation (depreciation) of investments.   322,172      14,865          34,774
                                                                    --------     -------        --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   426,341      53,394         101,273
                                                                    --------     -------        --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $479,674     $67,330        $117,498
                                                                    ========     =======        ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-44

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013

                                                                       AXA          AXA                           EQ/BLACKROCK
                                                                    MODERATE   MODERATE-PLUS EQ/ALLIANCEBERNSTEIN BASIC VALUE
                                                                   ALLOCATION*  ALLOCATION*   SMALL CAP GROWTH*     EQUITY*
                                                                   ----------- ------------- -------------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios.................................. $  270,196    $ 20,177          $    252         $ 1,234
  Expenses:
   Asset-based charges and direct operating expenses..............      5,206         306               208              --
                                                                   ----------    --------          --------         -------

NET INVESTMENT INCOME (LOSS)......................................    264,990      19,871                44           1,234
                                                                   ----------    --------          --------         -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    135,575      19,538            24,635             148
   Realized gain distribution from the Portfolios.................    475,619      33,337            49,672              --
                                                                   ----------    --------          --------         -------
  Net realized gain (loss)........................................    611,194      52,875            74,307             148
                                                                   ----------    --------          --------         -------

  Change in unrealized appreciation (depreciation) of investments.  1,080,823      93,982            73,281          13,965
                                                                   ----------    --------          --------         -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  1,692,017     146,857           147,588          14,113
                                                                   ----------    --------          --------         -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $1,957,007    $166,728          $147,632         $15,347
                                                                   ==========    ========          ========         =======

                                                                      EQ/BOSTON     EQ/CALVERT
                                                                   ADVISORS EQUITY   SOCIALLY
                                                                     INCOME*(1)    RESPONSIBLE*
                                                                   --------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................     $ 4,367       $ 19,559
  Expenses:
   Asset-based charges and direct operating expenses..............          76            870
                                                                       -------       --------

NET INVESTMENT INCOME (LOSS)......................................       4,291         18,689
                                                                       -------       --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      21,620        284,843
   Realized gain distribution from the Portfolios.................      24,084             --
                                                                       -------       --------
  Net realized gain (loss)........................................      45,704        284,843
                                                                       -------       --------

  Change in unrealized appreciation (depreciation) of investments.      11,542        477,361
                                                                       -------       --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      57,246        762,204
                                                                       -------       --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $61,537       $780,893
                                                                       =======       ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-45

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013


                                                                   EQ/CAPITAL                                EQ/GAMCO
                                                                    GUARDIAN  EQ/EQUITY 500  EQ/EQUITY     MERGERS AND
                                                                   RESEARCH*     INDEX*     GROWTH PLUS* ACQUISITIONS*(1)
                                                                   ---------- ------------- ------------ ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios.................................. $   96,625  $  312,628     $   470        $   130
  Expenses:
   Asset-based charges and direct operating expenses..............      2,341       7,027          --             25
                                                                   ----------  ----------     -------        -------

NET INVESTMENT INCOME (LOSS)......................................     94,284     305,601         470            105
                                                                   ----------  ----------     -------        -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    304,282     306,814       1,697             49
   Realized gain distribution from the Portfolios.................         --          --          --          8,540
                                                                   ----------  ----------     -------        -------
  Net realized gain (loss)........................................    304,282     306,814       1,697          8,589
                                                                   ----------  ----------     -------        -------

  Change in unrealized appreciation (depreciation) of investments.  1,587,482   5,160,379      24,274         (1,703)
                                                                   ----------  ----------     -------        -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  1,891,764   5,467,193      25,971          6,886
                                                                   ----------  ----------     -------        -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $1,986,048  $5,772,794     $26,441        $ 6,991
                                                                   ==========  ==========     =======        =======

                                                                     EQ/GAMCO     EQ/GLOBAL
                                                                   SMALL COMPANY MULTI-SECTOR
                                                                      VALUE*       EQUITY*
                                                                   ------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................  $    8,710     $ 16,444
  Expenses:
   Asset-based charges and direct operating expenses..............       1,044          648
                                                                    ----------     --------

NET INVESTMENT INCOME (LOSS)......................................       7,666       15,796
                                                                    ----------     --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     415,237      147,490
   Realized gain distribution from the Portfolios.................     155,728           --
                                                                    ----------     --------
  Net realized gain (loss)........................................     570,965      147,490
                                                                    ----------     --------

  Change in unrealized appreciation (depreciation) of investments.     491,314      238,372
                                                                    ----------     --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   1,062,279      385,862
                                                                    ----------     --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $1,069,945     $401,658
                                                                    ==========     ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-46

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013

                                                                   EQ/INTERMEDIATE
                                                                     GOVERNMENT    EQ/INTERNATIONAL EQ0/INTERNATIONAL
                                                                        BOND*         CORE PLUS*      EQUITY INDEX*
                                                                   --------------- ---------------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................    $   8,639        $ 25,378        $   267,528
  Expenses:
   Asset-based charges and direct operating expenses..............        1,396             964              4,018
                                                                      ---------        --------        -----------

NET INVESTMENT INCOME (LOSS)......................................        7,243          24,414            263,510
                                                                      ---------        --------        -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       77,146         102,282         (1,340,639)
   Realized gain distribution from the Portfolios.................           --              --                 --
                                                                      ---------        --------        -----------
  Net realized gain (loss)........................................       77,146         102,282         (1,340,639)
                                                                      ---------        --------        -----------

  Change in unrealized appreciation (depreciation) of investments.     (159,641)        358,678          3,450,045
                                                                      ---------        --------        -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      (82,495)        460,960          2,109,406
                                                                      ---------        --------        -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $ (75,252)       $485,374        $ 2,372,916
                                                                      =========        ========        ===========

                                                                                     EQ/JPMORGAN   EQ/LARGE CAP
                                                                   EQ/INTERNATIONAL     VALUE          CORE
                                                                     VALUE PLUS*    OPPORTUNITIES*   PLUS*(1)
                                                                   ---------------- -------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................     $ 1,466         $ 1,756       $   368
  Expenses:
   Asset-based charges and direct operating expenses..............          --              --            --
                                                                       -------         -------       -------

NET INVESTMENT INCOME (LOSS)......................................       1,466           1,756           368
                                                                       -------         -------       -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................         261             542           347
   Realized gain distribution from the Portfolios.................          --              --         3,085
                                                                       -------         -------       -------
  Net realized gain (loss)........................................         261             542         3,432
                                                                       -------         -------       -------

  Change in unrealized appreciation (depreciation) of investments.      17,615          23,579        15,592
                                                                       -------         -------       -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      17,876          24,121        19,024
                                                                       -------         -------       -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $19,342         $25,877       $19,392
                                                                       =======         =======       =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-47

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013

                                                                    EQ/LARGE   EQ/LARGE                  EQ/MFS
                                                                   CAP GROWTH CAP GROWTH EQ/LARGE CAP INTERNATIONAL EQ/MID CAP
                                                                     INDEX*     PLUS*    VALUE PLUS*   GROWTH*(1)     INDEX*
                                                                   ---------- ---------- ------------ ------------- ----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................   $1,014   $    6,097  $  100,360     $ 2,429     $ 1,515
  Expenses:
   Asset-based charges and direct operating expenses..............        8        1,200       2,767          43          43
                                                                     ------   ----------  ----------     -------     -------

NET INVESTMENT INCOME (LOSS)......................................    1,006        4,897      97,593       2,386       1,472
                                                                     ------   ----------  ----------     -------     -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      138      547,702    (385,889)        508      12,781
   Realized gain distribution from the Portfolios.................    5,145           --          --       2,777          --
                                                                     ------   ----------  ----------     -------     -------
  Net realized gain (loss)........................................    5,283      547,702    (385,889)      3,285      12,781
                                                                     ------   ----------  ----------     -------     -------

  Change in unrealized appreciation (depreciation) of investments.    1,223      585,153   2,961,950      13,452      30,231
                                                                     ------   ----------  ----------     -------     -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    6,506    1,132,855   2,576,061      16,737      43,012
                                                                     ------   ----------  ----------     -------     -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $7,512   $1,137,752  $2,673,654     $19,123     $44,484
                                                                     ======   ==========  ==========     =======     =======

                                                                   EQ/MID CAP
                                                                   VALUE PLUS*
                                                                   -----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios.................................. $   41,751
  Expenses:
   Asset-based charges and direct operating expenses..............      2,613
                                                                   ----------

NET INVESTMENT INCOME (LOSS)......................................     39,138
                                                                   ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    137,478
   Realized gain distribution from the Portfolios.................         --
                                                                   ----------
  Net realized gain (loss)........................................    137,478
                                                                   ----------

  Change in unrealized appreciation (depreciation) of investments.  2,146,838
                                                                   ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  2,284,316
                                                                   ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $2,323,454
                                                                   ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-48

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013

                                                                   EQ/MONEY EQ/MORGAN STANLEY  EQ/PIMCO ULTRA EQ/QUALITY
                                                                   MARKET*  MID CAP GROWTH*(1)  SHORT BOND*   BOND PLUS*
                                                                   -------- ------------------ -------------- ----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios.................................. $    --       $    --          $ 20,174     $   169
  Expenses:
   Asset-based charges and direct operating expenses..............   4,994            15               829          22
                                                                   -------       -------          --------     -------

NET INVESTMENT INCOME (LOSS)......................................  (4,994)          (15)           19,345         147
                                                                   -------       -------          --------     -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (373)       10,792               431         (45)
   Realized gain distribution from the Portfolios.................      94         1,769                --          --
                                                                   -------       -------          --------     -------
  Net realized gain (loss)........................................    (279)       12,561               431         (45)
                                                                   -------       -------          --------     -------

  Change in unrealized appreciation (depreciation) of investments.     392         1,902           (18,571)     (1,191)
                                                                   -------       -------          --------     -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     113        14,463           (18,140)     (1,236)
                                                                   -------       -------          --------     -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $(4,881)      $14,448          $  1,205     $(1,089)
                                                                   =======       =======          ========     =======

                                                                      EQ/SMALL    EQ/T. ROWE PRICE
                                                                   COMPANY INDEX*  GROWTH STOCK*
                                                                   -------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................   $   51,077       $    --
  Expenses:
   Asset-based charges and direct operating expenses..............        1,733            19
                                                                     ----------       -------

NET INVESTMENT INCOME (LOSS)......................................       49,344           (19)
                                                                     ----------       -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      173,486         3,153
   Realized gain distribution from the Portfolios.................      416,343            --
                                                                     ----------       -------
  Net realized gain (loss)........................................      589,829         3,153
                                                                     ----------       -------

  Change in unrealized appreciation (depreciation) of investments.    1,037,248        16,579
                                                                     ----------       -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    1,627,077        19,732
                                                                     ----------       -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $1,676,421       $19,713
                                                                     ==========       =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-49

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013

                                                                   EQ/WELLS FARGO               MULTIMANAGER MULTIMANAGER
                                                                       OMEGA      MULTIMANAGER  MULTI-SECTOR  SMALL CAP
                                                                      GROWTH*     CORE BOND*(1)    BOND*        VALUE*
                                                                   -------------- ------------- ------------ ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................    $     --      $  9,911      $ 30,645     $ 1,004
  Expenses:
   Asset-based charges and direct operating expenses..............          56           201           340          --
                                                                      --------      --------      --------     -------

NET INVESTMENT INCOME (LOSS)......................................         (56)        9,710        30,305       1,004
                                                                      --------      --------      --------     -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      22,832          (974)        7,418         174
   Realized gain distribution from the Portfolios.................     134,180         1,757            --          --
                                                                      --------      --------      --------     -------
  Net realized gain (loss)........................................     157,012           783         7,418         174
                                                                      --------      --------      --------     -------

  Change in unrealized appreciation (depreciation) of investments.        (547)      (22,338)      (45,156)     61,285
                                                                      --------      --------      --------     -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     156,465       (21,555)      (37,738)     61,459
                                                                      --------      --------      --------     -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $156,409      $(11,845)     $ (7,433)    $62,463
                                                                      ========      ========      ========     =======

                                                                   MULTIMANAGER TARGET 2015
                                                                   TECHNOLOGY*  ALLOCATION*
                                                                   ------------ -----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................  $       --   $ 30,322
  Expenses:
   Asset-based charges and direct operating expenses..............       1,134        707
                                                                    ----------   --------

NET INVESTMENT INCOME (LOSS)......................................      (1,134)    29,615
                                                                    ----------   --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     468,932     77,350
   Realized gain distribution from the Portfolios.................          --     71,761
                                                                    ----------   --------
  Net realized gain (loss)........................................     468,932    149,111
                                                                    ----------   --------

  Change in unrealized appreciation (depreciation) of investments.     647,781    101,727
                                                                    ----------   --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   1,116,713    250,838
                                                                    ----------   --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $1,115,579   $280,453
                                                                    ==========   ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-50

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE YEAR ENDED DECEMBER 31, 2013

                                                                   TARGET 2025 TARGET 2035 TARGET 2045
                                                                   ALLOCATION* ALLOCATION* ALLOCATION*
                                                                   ----------- ----------- -----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................  $ 29,560    $ 15,786    $ 12,200
  Expenses:
   Asset-based charges and direct operating expenses..............       751         356         251
                                                                    --------    --------    --------

NET INVESTMENT INCOME (LOSS)......................................    28,809      15,430      11,949
                                                                    --------    --------    --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    94,430      19,183      15,511
   Realized gain distribution from the Portfolios.................    40,156      24,031      14,700
                                                                    --------    --------    --------
  Net realized gain (loss)........................................   134,586      43,214      30,211
                                                                    --------    --------    --------

  Change in unrealized appreciation (depreciation) of investments.   231,871     159,743     129,629
                                                                    --------    --------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   366,457     202,957     159,840
                                                                    --------    --------    --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $395,266    $218,387    $171,789
                                                                    ========    ========    ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(1)Refer to the Statement of Changes in Net Assets for details on commencement of operations.

                                    FSA-51

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                 ALL ASSET
                                                                                              AGGRESSIVE-ALT 25*(A)
                                                                                              --------------------
                                                                                               2013       2012
                                                                                               ------     ------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  112     $   --
  Net realized gain (loss) on investments....................................................     58         --
  Change in unrealized appreciation (depreciation) of investments............................    517         --
                                                                                               ------     ------

  Net increase (decrease) in net assets from operations......................................    687         --
                                                                                               ------     ------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  2,853         21
   Transfers between Variable Investment Options including guaranteed interest account, net..  3,391      2,029
   Redemptions for contract benefits and terminations........................................     --         --
   Contract maintenance charges..............................................................    (62)        (1)
                                                                                               ------     ------

  Net increase (decrease) in net assets from contractowners transactions.....................  6,182      2,049
                                                                                               ------     ------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............     --         --
                                                                                               ------     ------

INCREASE (DECREASE) IN NET ASSETS............................................................  6,869      2,049
NET ASSETS -- BEGINNING OF PERIOD............................................................  2,049         --
                                                                                               ------     ------

NET ASSETS -- END OF PERIOD.................................................................. $8,918     $2,049
                                                                                               ======     ======

                                                                                                   ALL ASSET
                                                                                               GROWTH-ALT 20*(A)
                                                                                              ------------------
                                                                                                 2013      2012
                                                                                              ---------  -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $     (12) $   890
  Net realized gain (loss) on investments....................................................     9,971    1,111
  Change in unrealized appreciation (depreciation) of investments............................     2,070   (2,084)
                                                                                              ---------  -------

  Net increase (decrease) in net assets from operations......................................    12,029      (83)
                                                                                              ---------  -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................       365       --
   Transfers between Variable Investment Options including guaranteed interest account, net..    38,637   63,133
   Redemptions for contract benefits and terminations........................................  (112,126)      --
   Contract maintenance charges..............................................................      (685)     (46)
                                                                                              ---------  -------

  Net increase (decrease) in net assets from contractowners transactions.....................   (73,809)  63,087
                                                                                              ---------  -------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............        --       --
                                                                                              ---------  -------

INCREASE (DECREASE) IN NET ASSETS............................................................   (61,780)  63,004
NET ASSETS -- BEGINNING OF PERIOD............................................................    63,004       --
                                                                                              ---------  -------

NET ASSETS -- END OF PERIOD.................................................................. $   1,224  $63,004
                                                                                              =========  =======

                                                                                              ALL ASSET MODERATE
                                                                                              GROWTH-ALT 15*(A)
                                                                                              ------------------
                                                                                                     2013
                                                                                              ------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)...............................................................       $   21
  Net realized gain (loss) on investments....................................................           10
  Change in unrealized appreciation (depreciation) of investments............................           14
                                                                                                    ------

  Net increase (decrease) in net assets from operations......................................           45
                                                                                                    ------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................        1,584
   Transfers between Variable Investment Options including guaranteed interest account, net..           --
   Redemptions for contract benefits and terminations........................................           --
   Contract maintenance charges..............................................................           (7)
                                                                                                    ------

  Net increase (decrease) in net assets from contractowners transactions.....................        1,577
                                                                                                    ------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............           --
                                                                                                    ------

INCREASE (DECREASE) IN NET ASSETS............................................................        1,622
NET ASSETS -- BEGINNING OF PERIOD............................................................           --
                                                                                                    ------

NET ASSETS -- END OF PERIOD..................................................................       $1,622
                                                                                                    ======

                                                                                                  AXA AGGRESSIVE
                                                                                                    ALLOCATION*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   53,333  $   14,681
  Net realized gain (loss) on investments....................................................    104,169      26,668
  Change in unrealized appreciation (depreciation) of investments............................    322,172     212,191
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................    479,674     253,540
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    413,271     370,924
   Transfers between Variable Investment Options including guaranteed interest account, net..    (96,948)   (551,997)
   Redemptions for contract benefits and terminations........................................   (178,620)   (244,363)
   Contract maintenance charges..............................................................    (18,830)    (17,861)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    118,873    (443,297)
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............         --          (9)
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    598,547    (189,766)
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,756,876   1,946,642
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $2,355,423  $1,756,876
                                                                                              ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-52

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                 AXA CONSERVATIVE
                                                                                                    ALLOCATION*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   13,936  $   14,630
  Net realized gain (loss) on investments....................................................     38,529      26,462
  Change in unrealized appreciation (depreciation) of investments............................     14,865      38,936
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................     67,330      80,028
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    206,563     387,182
   Transfers between Variable Investment Options including guaranteed interest account, net..   (345,703)     (1,963)
   Redemptions for contract benefits and terminations........................................   (142,219)   (259,547)
   Contract maintenance charges..............................................................    (17,631)    (22,081)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (298,990)    103,591
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............         --          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................   (231,660)    183,619
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,778,130   1,594,511
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $1,546,470  $1,778,130
                                                                                              ==========  ==========

                                                                                              AXA CONSERVATIVE-PLUS
                                                                                                   ALLOCATION*
                                                                                              --------------------
                                                                                                 2013       2012
                                                                                              ----------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   16,225  $  7,002
  Net realized gain (loss) on investments....................................................     66,499    17,082
  Change in unrealized appreciation (depreciation) of investments............................     34,774    28,564
                                                                                              ----------  --------

  Net increase (decrease) in net assets from operations......................................    117,498    52,648
                                                                                              ----------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    377,752    80,522
   Transfers between Variable Investment Options including guaranteed interest account, net..    (59,271)  154,322
   Redemptions for contract benefits and terminations........................................    (59,536)  (67,629)
   Contract maintenance charges..............................................................    (14,521)   (9,228)
                                                                                              ----------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................    244,424   157,987
                                                                                              ----------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............        500        --
                                                                                              ----------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................    362,422   210,635
NET ASSETS -- BEGINNING OF PERIOD............................................................    875,992   665,357
                                                                                              ----------  --------

NET ASSETS -- END OF PERIOD.................................................................. $1,238,414  $875,992
                                                                                              ==========  ========

                                                                                                    AXA MODERATE
                                                                                                     ALLOCATION*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   264,990  $   113,272
  Net realized gain (loss) on investments....................................................     611,194      371,659
  Change in unrealized appreciation (depreciation) of investments............................   1,080,823      606,971
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................   1,957,007    1,091,902
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   3,770,891    3,692,144
   Transfers between Variable Investment Options including guaranteed interest account, net..     (30,991)    (222,748)
   Redemptions for contract benefits and terminations........................................  (2,335,941)  (1,803,142)
   Contract maintenance charges..............................................................    (206,955)    (192,967)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................   1,197,004    1,473,287
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............          --           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   3,154,011    2,565,189
NET ASSETS -- BEGINNING OF PERIOD............................................................  14,285,444   11,720,255
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $17,439,455  $14,285,444
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-53

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                 AXA MODERATE-PLUS
                                                                                                    ALLOCATION*
                                                                                              -----------------------
                                                                                                 2013         2012
                                                                                              ----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   19,871  $    13,751
  Net realized gain (loss) on investments....................................................     52,875       95,370
  Change in unrealized appreciation (depreciation) of investments............................     93,982       61,513
                                                                                              ----------  -----------

  Net increase (decrease) in net assets from operations......................................    166,728      170,634
                                                                                              ----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    230,735      266,488
   Transfers between Variable Investment Options including guaranteed interest account, net..    (88,903)     (12,173)
   Redemptions for contract benefits and terminations........................................    (34,240)  (1,052,420)
   Contract maintenance charges..............................................................     (9,320)     (12,560)
                                                                                              ----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................     98,272     (810,665)
                                                                                              ----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............          2           --
                                                                                              ----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................    265,002     (640,031)
NET ASSETS -- BEGINNING OF PERIOD............................................................    764,924    1,404,955
                                                                                              ----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $1,029,926  $   764,924
                                                                                              ==========  ===========

                                                                                              EQ/ALLIANCEBERNSTEIN
                                                                                               SMALL CAP GROWTH*
                                                                                              ------------------
                                                                                                2013       2012
                                                                                              --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $     44   $    510
  Net realized gain (loss) on investments....................................................   74,307     21,517
  Change in unrealized appreciation (depreciation) of investments............................   73,281     25,625
                                                                                              --------   --------

  Net increase (decrease) in net assets from operations......................................  147,632     47,652
                                                                                              --------   --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   78,835      5,404
   Transfers between Variable Investment Options including guaranteed interest account, net..  100,562    (37,653)
   Redemptions for contract benefits and terminations........................................  (53,674)    (6,612)
   Contract maintenance charges..............................................................   (4,428)    (3,324)
                                                                                              --------   --------

  Net increase (decrease) in net assets from contractowners transactions.....................  121,295    (42,185)
                                                                                              --------   --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............       --         --
                                                                                              --------   --------

INCREASE (DECREASE) IN NET ASSETS............................................................  268,927      5,467
NET ASSETS -- BEGINNING OF PERIOD............................................................  315,995    310,528
                                                                                              --------   --------

NET ASSETS -- END OF PERIOD.................................................................. $584,922   $315,995
                                                                                              ========   ========

                                                                                                 EQ/BLACKROCK
                                                                                              BASIC VALUE EQUITY*
                                                                                              -------------------
                                                                                                2013      2012
                                                                                              -------   --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ 1,234   $    421
  Net realized gain (loss) on investments....................................................     148     27,046
  Change in unrealized appreciation (depreciation) of investments............................  13,965    (15,011)
                                                                                              -------   --------

  Net increase (decrease) in net assets from operations......................................  15,347     12,456
                                                                                              -------   --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   4,182      3,244
   Transfers between Variable Investment Options including guaranteed interest account, net..  40,570     (7,801)
   Redemptions for contract benefits and terminations........................................      --    (91,712)
   Contract maintenance charges..............................................................    (621)      (522)
                                                                                              -------   --------

  Net increase (decrease) in net assets from contractowners transactions.....................  44,131    (96,791)
                                                                                              -------   --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............      --         --
                                                                                              -------   --------

INCREASE (DECREASE) IN NET ASSETS............................................................  59,478    (84,335)
NET ASSETS -- BEGINNING OF PERIOD............................................................  27,343    111,678
                                                                                              -------   --------

NET ASSETS -- END OF PERIOD.................................................................. $86,821   $ 27,343
                                                                                              =======   ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-54

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              EQ/BOSTON ADVISORS
                                                                                               EQUITY INCOME*(A)
                                                                                              ------------------
                                                                                                 2013      2012
                                                                                              ---------  -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   4,291  $ 1,562
  Net realized gain (loss) on investments....................................................    45,704      946
  Change in unrealized appreciation (depreciation) of investments............................    11,542   (2,665)
                                                                                              ---------  -------

  Net increase (decrease) in net assets from operations......................................    61,537     (157)
                                                                                              ---------  -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    23,879    4,862
   Transfers between Variable Investment Options including guaranteed interest account, net..   199,995   79,530
   Redemptions for contract benefits and terminations........................................  (130,058)      --
   Contract maintenance charges..............................................................    (2,313)     (61)
                                                                                              ---------  -------

  Net increase (decrease) in net assets from contractowners transactions.....................    91,503   84,331
                                                                                              ---------  -------

INCREASE (DECREASE) IN NET ASSETS............................................................   153,040   84,174
NET ASSETS -- BEGINNING OF PERIOD............................................................    84,174       --
                                                                                              ---------  -------

NET ASSETS -- END OF PERIOD.................................................................. $ 237,214  $84,174
                                                                                              =========  =======

                                                                                                EQ/CALVERT SOCIALLY
                                                                                                   RESPONSIBLE*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   18,689  $   23,887
  Net realized gain (loss) on investments....................................................    284,843     (45,348)
  Change in unrealized appreciation (depreciation) of investments............................    477,361     350,444
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................    780,893     328,983
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    270,874     499,376
   Transfers between Variable Investment Options including guaranteed interest account, net..     48,147     (61,058)
   Redemptions for contract benefits and terminations........................................   (635,128)   (217,920)
   Contract maintenance charges..............................................................    (22,752)    (21,312)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (338,859)    199,086
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    442,034     528,069
NET ASSETS -- BEGINNING OF PERIOD............................................................  2,417,260   1,889,191
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $2,859,294  $2,417,260
                                                                                              ==========  ==========

                                                                                                EQ/CAPITAL GUARDIAN
                                                                                                     RESEARCH*
                                                                                              -----------------------
                                                                                                  2013        2012
                                                                                              -----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    94,284  $   58,702
  Net realized gain (loss) on investments....................................................     304,282      20,019
  Change in unrealized appreciation (depreciation) of investments............................   1,587,482     932,857
                                                                                              -----------  ----------

  Net increase (decrease) in net assets from operations......................................   1,986,048   1,011,578
                                                                                              -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     489,066     520,855
   Transfers between Variable Investment Options including guaranteed interest account, net..    (202,386)    (46,333)
   Redemptions for contract benefits and terminations........................................  (1,419,942)   (656,687)
   Contract maintenance charges..............................................................     (65,784)    (61,165)
                                                                                              -----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................  (1,199,046)   (243,330)
                                                                                              -----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................     787,002     768,248
NET ASSETS -- BEGINNING OF PERIOD............................................................   6,638,646   5,870,398
                                                                                              -----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $ 7,425,648  $6,638,646
                                                                                              ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-55

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                                EQ/EQUITY 500 INDEX*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   305,601  $   308,669
  Net realized gain (loss) on investments....................................................     306,814      125,778
  Change in unrealized appreciation (depreciation) of investments............................   5,160,379    2,106,585
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................   5,772,794    2,541,032
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   1,761,063    1,849,294
   Transfers between Variable Investment Options including guaranteed interest account, net..     189,172     (889,170)
   Redemptions for contract benefits and terminations........................................  (2,610,824)  (1,774,084)
   Contract maintenance charges..............................................................    (194,323)    (178,153)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................    (854,912)    (992,113)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............         (17)         499
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   4,917,865    1,549,418
NET ASSETS -- BEGINNING OF PERIOD............................................................  18,556,400   17,006,982
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $23,474,265  $18,556,400
                                                                                              ===========  ===========


                                                                                              EQ/EQUITY GROWTH PLUS*
                                                                                              ----------------------
                                                                                                2013        2012
                                                                                               --------    -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    470    $   509
  Net realized gain (loss) on investments....................................................    1,697      1,880
  Change in unrealized appreciation (depreciation) of investments............................   24,274      8,183
                                                                                               --------    -------

  Net increase (decrease) in net assets from operations......................................   26,441     10,572
                                                                                               --------    -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    1,296      1,467
   Transfers between Variable Investment Options including guaranteed interest account, net..       --     (3,548)
   Redemptions for contract benefits and terminations........................................       --         --
   Contract maintenance charges..............................................................     (578)      (517)
                                                                                               --------    -------

  Net increase (decrease) in net assets from contractowners transactions.....................      718     (2,598)
                                                                                               --------    -------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............       --         --
                                                                                               --------    -------

INCREASE (DECREASE) IN NET ASSETS............................................................   27,159      7,974
NET ASSETS -- BEGINNING OF PERIOD............................................................   81,777     73,803
                                                                                               --------    -------

NET ASSETS -- END OF PERIOD.................................................................. $108,936    $81,777
                                                                                               ========    =======

                                                                                                  EQ/GAMCO
                                                                                                MERGERS AND
                                                                                              ACQUISITIONS*(A)
                                                                                              ---------------
                                                                                                2013     2012
                                                                                              --------  -----
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    105  $  --
  Net realized gain (loss) on investments....................................................    8,589     57
  Change in unrealized appreciation (depreciation) of investments............................   (1,703)    --
                                                                                              --------  -----

  Net increase (decrease) in net assets from operations......................................    6,991     57
                                                                                              --------  -----

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   88,532     --
   Transfers between Variable Investment Options including guaranteed interest account, net..   84,038    (50)
   Redemptions for contract benefits and terminations........................................       --     --
   Contract maintenance charges..............................................................     (720)    (2)
                                                                                              --------  -----

  Net increase (decrease) in net assets from contractowners transactions.....................  171,850    (52)
                                                                                              --------  -----

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............       --     --
                                                                                              --------  -----

INCREASE (DECREASE) IN NET ASSETS............................................................  178,841      5
NET ASSETS -- BEGINNING OF PERIOD............................................................        5     --
                                                                                              --------  -----

NET ASSETS -- END OF PERIOD.................................................................. $178,846  $   5
                                                                                              ========  =====

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-56

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                  EQ/GAMCO SMALL
                                                                                                  COMPANY VALUE*
                                                                                                  --------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    7,666  $   37,003
  Net realized gain (loss) on investments....................................................    570,965     217,123
  Change in unrealized appreciation (depreciation) of investments............................    491,314     214,698
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................  1,069,945     468,824
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    368,118     519,664
   Transfers between Variable Investment Options including guaranteed interest account, net..   (389,353)   (230,620)
   Redemptions for contract benefits and terminations........................................   (620,038)   (231,942)
   Contract maintenance charges..............................................................    (29,285)    (26,896)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (670,558)     30,206
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............         --         (96)
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    399,387     498,934
NET ASSETS -- BEGINNING OF PERIOD............................................................  3,144,939   2,646,005
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $3,544,326  $3,144,939
                                                                                              ==========  ==========

                                                                                                     EQ/GLOBAL
                                                                                               MULTI-SECTOR EQUITY*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   15,796  $   29,361
  Net realized gain (loss) on investments....................................................    147,490       9,765
  Change in unrealized appreciation (depreciation) of investments............................    238,372     278,895
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................    401,658     318,021
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    284,589     310,903
   Transfers between Variable Investment Options including guaranteed interest account, net..   (357,933)    (85,844)
   Redemptions for contract benefits and terminations........................................   (314,837)   (243,570)
   Contract maintenance charges..............................................................    (20,362)    (19,701)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (408,543)    (38,212)
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............         --          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................     (6,885)    279,809
NET ASSETS -- BEGINNING OF PERIOD............................................................  2,133,184   1,853,375
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $2,126,299  $2,133,184
                                                                                              ==========  ==========

                                                                                                  EQ/INTERMEDIATE
                                                                                                 GOVERNMENT BOND*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    7,243  $   11,421
  Net realized gain (loss) on investments....................................................     77,146      44,263
  Change in unrealized appreciation (depreciation) of investments............................   (159,641)    (11,752)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................    (75,252)     43,932
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    554,633     881,352
   Transfers between Variable Investment Options including guaranteed interest account, net..   (759,026)     18,092
   Redemptions for contract benefits and terminations........................................   (666,584)   (287,378)
   Contract maintenance charges..............................................................    (43,306)    (49,062)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (914,283)    563,004
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............         20          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................   (989,515)    606,936
NET ASSETS -- BEGINNING OF PERIOD............................................................  4,861,065   4,254,129
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $3,871,550  $4,861,065
                                                                                              ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-57

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                 EQ/INTERNATIONAL
                                                                                                    CORE PLUS*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   24,414  $   40,307
  Net realized gain (loss) on investments....................................................    102,282      44,145
  Change in unrealized appreciation (depreciation) of investments............................    358,678     322,393
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................    485,374     406,845
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    299,009     363,055
   Transfers between Variable Investment Options including guaranteed interest account, net..    (10,836)   (202,725)
   Redemptions for contract benefits and terminations........................................   (564,606)   (253,343)
   Contract maintenance charges..............................................................    (26,919)    (25,691)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (303,352)   (118,704)
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............         --          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    182,022     288,141
NET ASSETS -- BEGINNING OF PERIOD............................................................  2,856,883   2,568,742
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $3,038,905  $2,856,883
                                                                                              ==========  ==========

                                                                                                  EQ/INTERNATIONAL
                                                                                                    EQUITY INDEX*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   263,510  $   328,406
  Net realized gain (loss) on investments....................................................  (1,340,639)  (1,216,127)
  Change in unrealized appreciation (depreciation) of investments............................   3,450,045    2,532,979
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................   2,372,916    1,645,258
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   1,026,453    1,020,089
   Transfers between Variable Investment Options including guaranteed interest account, net..    (362,495)    (624,139)
   Redemptions for contract benefits and terminations........................................  (1,578,340)  (1,016,380)
   Contract maintenance charges..............................................................    (109,808)    (103,951)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................  (1,024,190)    (724,381)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............         (20)          --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   1,348,706      920,877
NET ASSETS -- BEGINNING OF PERIOD............................................................  11,438,883   10,518,006
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $12,787,589  $11,438,883
                                                                                              ===========  ===========

                                                                                               EQ/INTERNATIONAL
                                                                                                 VALUE PLUS*
                                                                                              -----------------
                                                                                                2013      2012
                                                                                              --------  -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  1,466  $ 1,382
  Net realized gain (loss) on investments....................................................      261    1,626
  Change in unrealized appreciation (depreciation) of investments............................   17,615    9,771
                                                                                              --------  -------

  Net increase (decrease) in net assets from operations......................................   19,342   12,779
                                                                                              --------  -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    1,849      538
   Transfers between Variable Investment Options including guaranteed interest account, net..   39,503   (2,682)
   Redemptions for contract benefits and terminations........................................       --   (5,976)
   Contract maintenance charges..............................................................     (882)    (718)
                                                                                              --------  -------

  Net increase (decrease) in net assets from contractowners transactions.....................   40,470   (8,838)
                                                                                              --------  -------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............        3       --
                                                                                              --------  -------

INCREASE (DECREASE) IN NET ASSETS............................................................   59,815    3,941
NET ASSETS -- BEGINNING OF PERIOD............................................................   79,925   75,984
                                                                                              --------  -------

NET ASSETS -- END OF PERIOD.................................................................. $139,740  $79,925
                                                                                              ========  =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-58

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              EQ/JPMORGAN VALUE   EQ/LARGE CAP
                                                                                               OPPORTUNITIES*     CORE PLUS*(A)
                                                                                              ----------------  ----------------
                                                                                                2013     2012     2013     2012
                                                                                              -------  -------  -------  -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ 1,756  $   687  $   368  $   686
  Net realized gain (loss) on investments....................................................     542    1,653    3,432    4,943
  Change in unrealized appreciation (depreciation) of investments............................  23,579    8,738   15,592    1,993
                                                                                              -------  -------  -------  -------

  Net increase (decrease) in net assets from operations......................................  25,877   11,078   19,392    7,622
                                                                                              -------  -------  -------  -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................      --       --    1,009    1,296
   Transfers between Variable Investment Options including guaranteed interest account, net..      --       --       --    2,999
   Redemptions for contract benefits and terminations........................................      --   (6,913)      --       --
   Contract maintenance charges..............................................................    (940)    (855)    (804)    (666)
                                                                                              -------  -------  -------  -------

  Net increase (decrease) in net assets from contractowners transactions.....................    (940)  (7,768)     205    3,629
                                                                                              -------  -------  -------  -------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............      --       --       --       --
                                                                                              -------  -------  -------  -------

INCREASE (DECREASE) IN NET ASSETS............................................................  24,937    3,310   19,597   11,251
NET ASSETS -- BEGINNING OF PERIOD............................................................  72,658   69,348   61,171   49,920
                                                                                              -------  -------  -------  -------

NET ASSETS -- END OF PERIOD.................................................................. $97,595  $72,658  $80,768  $61,171
                                                                                              =======  =======  =======  =======

                                                                                                 EQ/LARGE CAP
                                                                                                GROWTH INDEX*
                                                                                              -----------------
                                                                                                2013      2012
                                                                                              --------  -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  1,006  $     6
  Net realized gain (loss) on investments....................................................    5,283      881
  Change in unrealized appreciation (depreciation) of investments............................    1,223     (458)
                                                                                              --------  -------

  Net increase (decrease) in net assets from operations......................................    7,512      429
                                                                                              --------  -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   36,863      306
   Transfers between Variable Investment Options including guaranteed interest account, net..   78,755   (3,119)
   Redemptions for contract benefits and terminations........................................   (1,004)      --
   Contract maintenance charges..............................................................     (311)     (23)
                                                                                              --------  -------

  Net increase (decrease) in net assets from contractowners transactions.....................  114,303   (2,836)
                                                                                              --------  -------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............       --       (1)
                                                                                              --------  -------

INCREASE (DECREASE) IN NET ASSETS............................................................  121,815   (2,408)
NET ASSETS -- BEGINNING OF PERIOD............................................................      495    2,903
                                                                                              --------  -------

NET ASSETS -- END OF PERIOD.................................................................. $122,310  $   495
                                                                                              ========  =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-59

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                   EQ/LARGE CAP
                                                                                                   GROWTH PLUS*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    4,897  $   22,203
  Net realized gain (loss) on investments....................................................    547,702      13,011
  Change in unrealized appreciation (depreciation) of investments............................    585,153     462,005
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................  1,137,752     497,219
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    348,954     470,143
   Transfers between Variable Investment Options including guaranteed interest account, net..   (356,973)    (75,451)
   Redemptions for contract benefits and terminations........................................   (932,015)   (655,449)
   Contract maintenance charges..............................................................    (32,496)    (37,008)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (972,530)   (297,765)
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............          5       1,599
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    165,227     201,053
NET ASSETS -- BEGINNING OF PERIOD............................................................  3,871,499   3,670,446
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $4,036,726  $3,871,499
                                                                                              ==========  ==========

                                                                                                    EQ/LARGE CAP
                                                                                                    VALUE PLUS*
                                                                                              -----------------------
                                                                                                  2013        2012
                                                                                              -----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    97,593  $  131,048
  Net realized gain (loss) on investments....................................................    (385,889)   (407,094)
  Change in unrealized appreciation (depreciation) of investments............................   2,961,950   1,427,113
                                                                                              -----------  ----------

  Net increase (decrease) in net assets from operations......................................   2,673,654   1,151,067
                                                                                              -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     673,563     938,483
   Transfers between Variable Investment Options including guaranteed interest account, net..    (300,012)    (51,451)
   Redemptions for contract benefits and terminations........................................  (1,185,930)   (680,022)
   Contract maintenance charges..............................................................     (83,859)    (72,682)
                                                                                              -----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    (896,238)    134,328
                                                                                              -----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............          --          --
                                                                                              -----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................   1,777,416   1,285,395
NET ASSETS -- BEGINNING OF PERIOD............................................................   8,470,891   7,185,496
                                                                                              -----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $10,248,307  $8,470,891
                                                                                              ===========  ==========

                                                                                              EQ/MFS INTERNATIONAL
                                                                                                  GROWTH*(A)
                                                                                              -------------------
                                                                                                2013       2012
                                                                                              --------   -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  2,386   $   259
  Net realized gain (loss) on investments....................................................    3,285        --
  Change in unrealized appreciation (depreciation) of investments............................   13,452       215
                                                                                              --------   -------

  Net increase (decrease) in net assets from operations......................................   19,123       474
                                                                                              --------   -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   16,714     2,740
   Transfers between Variable Investment Options including guaranteed interest account, net..  316,858    25,461
   Redemptions for contract benefits and terminations........................................   (4,818)       --
   Contract maintenance charges..............................................................   (1,093)      (18)
                                                                                              --------   -------

  Net increase (decrease) in net assets from contractowners transactions.....................  327,661    28,183
                                                                                              --------   -------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............       --        --
                                                                                              --------   -------

INCREASE (DECREASE) IN NET ASSETS............................................................  346,784    28,657
NET ASSETS -- BEGINNING OF PERIOD............................................................   28,657        --
                                                                                              --------   -------

NET ASSETS -- END OF PERIOD.................................................................. $375,441   $28,657
                                                                                              ========   =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-60

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              EQ/MID CAP INDEX*
                                                                                              -----------------
                                                                                                2013      2012
                                                                                              --------  -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  1,472  $   450
  Net realized gain (loss) on investments....................................................   12,781    1,899
  Change in unrealized appreciation (depreciation) of investments............................   30,231    2,140
                                                                                              --------  -------

  Net increase (decrease) in net assets from operations......................................   44,484    4,489
                                                                                              --------  -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   65,412    5,770
   Transfers between Variable Investment Options including guaranteed interest account, net..   61,231   21,265
   Redemptions for contract benefits and terminations........................................   (1,306)  (9,398)
   Contract maintenance charges..............................................................   (1,323)    (178)
                                                                                              --------  -------

  Net increase (decrease) in net assets from contractowners transactions.....................  124,014   17,459
                                                                                              --------  -------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............       --       --
                                                                                              --------  -------

INCREASE (DECREASE) IN NET ASSETS............................................................  168,498   21,948
NET ASSETS -- BEGINNING OF PERIOD............................................................   47,095   25,147
                                                                                              --------  -------

NET ASSETS -- END OF PERIOD.................................................................. $215,593  $47,095
                                                                                              ========  =======

                                                                                              EQ/MID CAP VALUE PLUS*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   39,138  $   87,060
  Net realized gain (loss) on investments....................................................    137,478     (99,107)
  Change in unrealized appreciation (depreciation) of investments............................  2,146,838   1,201,090
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................  2,323,454   1,189,043
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    515,284     581,272
   Transfers between Variable Investment Options including guaranteed interest account, net..   (361,920)   (230,833)
   Redemptions for contract benefits and terminations........................................   (910,581)   (559,010)
   Contract maintenance charges..............................................................    (75,053)    (67,164)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (832,270)   (275,735)
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............         --          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  1,491,184     913,308
NET ASSETS -- BEGINNING OF PERIOD............................................................  7,381,152   6,467,844
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $8,872,336  $7,381,152
                                                                                              ==========  ==========

                                                                                                  EQ/MONEY MARKET*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    (4,994) $    (1,098)
  Net realized gain (loss) on investments....................................................        (279)        (858)
  Change in unrealized appreciation (depreciation) of investments............................         392          984
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................      (4,881)        (972)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   6,617,623    9,152,061
   Transfers between Variable Investment Options including guaranteed interest account, net..  (1,777,869)  (3,389,916)
   Redemptions for contract benefits and terminations........................................  (6,331,678)  (4,196,396)
   Contract maintenance charges..............................................................    (191,813)    (204,977)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................  (1,683,737)   1,360,772
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............          --          501
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  (1,688,618)   1,360,301
NET ASSETS -- BEGINNING OF PERIOD............................................................  15,868,793   14,508,492
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $14,180,175  $15,868,793
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-61

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              EQ/MORGAN STANLEY
                                                                                              MID CAP GROWTH*(A)
                                                                                              ------------------
                                                                                                     2013
                                                                                              ------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)...............................................................      $   (15)
  Net realized gain (loss) on investments....................................................       12,561
  Change in unrealized appreciation (depreciation) of investments............................        1,902
                                                                                                   -------

  Net increase (decrease) in net assets from operations......................................       14,448
                                                                                                   -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................        7,513
   Transfers between Variable Investment Options including guaranteed interest account, net..       12,343
   Redemptions for contract benefits and terminations........................................       (1,334)
   Contract maintenance charges..............................................................         (325)
                                                                                                   -------

  Net increase (decrease) in net assets from contractowners transactions.....................       18,197
                                                                                                   -------

INCREASE (DECREASE) IN NET ASSETS............................................................       32,645
NET ASSETS -- BEGINNING OF PERIOD............................................................           --
                                                                                                   -------

NET ASSETS -- END OF PERIOD..................................................................      $32,645
                                                                                                   =======

                                                                                                  EQ/PIMCO ULTRA
                                                                                                    SHORT BOND*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   19,345  $   13,347
  Net realized gain (loss) on investments....................................................        431       4,227
  Change in unrealized appreciation (depreciation) of investments............................    (18,571)     17,367
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................      1,205      34,941
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    466,379     670,406
   Transfers between Variable Investment Options including guaranteed interest account, net..    472,806     (10,053)
   Redemptions for contract benefits and terminations........................................   (610,949)   (427,405)
   Contract maintenance charges..............................................................    (23,492)    (24,415)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    304,744     208,533
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    305,949     243,474
NET ASSETS -- BEGINNING OF PERIOD............................................................  2,446,589   2,203,115
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $2,752,538  $2,446,589
                                                                                              ==========  ==========

                                                                                                  EQ/QUALITY
                                                                                                  BOND PLUS*
                                                                                              -----------------
                                                                                                2013     2012
                                                                                              -------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   147  $    260
  Net realized gain (loss) on investments....................................................     (45)   (1,294)
  Change in unrealized appreciation (depreciation) of investments............................  (1,191)    2,835
                                                                                              -------  --------

  Net increase (decrease) in net assets from operations......................................  (1,089)    1,801
                                                                                              -------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     874     1,165
   Transfers between Variable Investment Options including guaranteed interest account, net..      --        --
   Redemptions for contract benefits and terminations........................................      --   (28,008)
   Contract maintenance charges..............................................................    (451)     (760)
                                                                                              -------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................     423   (27,603)
                                                                                              -------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................    (666)  (25,802)
NET ASSETS -- BEGINNING OF PERIOD............................................................  46,419    72,221
                                                                                              -------  --------

NET ASSETS -- END OF PERIOD.................................................................. $45,753  $ 46,419
                                                                                              =======  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-62

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                 EQ/SMALL COMPANY
                                                                                                      INDEX*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   49,344  $   65,077
  Net realized gain (loss) on investments....................................................    589,829     185,855
  Change in unrealized appreciation (depreciation) of investments............................  1,037,248     348,824
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................  1,676,421     599,756
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    435,169     447,953
   Transfers between Variable Investment Options including guaranteed interest account, net..     37,731     (50,942)
   Redemptions for contract benefits and terminations........................................   (682,556)   (332,060)
   Contract maintenance charges..............................................................    (47,602)    (40,375)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (257,258)     24,576
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............         --         (26)
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  1,419,163     624,306
NET ASSETS -- BEGINNING OF PERIOD............................................................  4,451,837   3,827,531
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $5,871,000  $4,451,837
                                                                                              ==========  ==========

                                                                                               EQ/T. ROWE PRICE
                                                                                                 GROWTH STOCK*
                                                                                              ------------------
                                                                                                2013      2012
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    (19) $     --
  Net realized gain (loss) on investments....................................................    3,153     3,162
  Change in unrealized appreciation (depreciation) of investments............................   16,579     1,889
                                                                                              --------  --------

  Net increase (decrease) in net assets from operations......................................   19,713     5,051
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   23,850     4,168
   Transfers between Variable Investment Options including guaranteed interest account, net..  105,585   (15,322)
   Redemptions for contract benefits and terminations........................................   (1,914)     (151)
   Contract maintenance charges..............................................................     (678)     (340)
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................  126,843   (11,645)
                                                                                              --------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............       --        --
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................  146,556    (6,594)
NET ASSETS -- BEGINNING OF PERIOD............................................................   22,232    28,826
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD.................................................................. $168,788  $ 22,232
                                                                                              ========  ========

                                                                                                EQ/WELLS FARGO
                                                                                                 OMEGA GROWTH*
                                                                                              ------------------
                                                                                                2013      2012
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    (56) $     37
  Net realized gain (loss) on investments....................................................  157,012    27,883
  Change in unrealized appreciation (depreciation) of investments............................     (547)   26,384
                                                                                              --------  --------

  Net increase (decrease) in net assets from operations......................................  156,409    54,304
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   91,018     1,098
   Transfers between Variable Investment Options including guaranteed interest account, net..  170,261    (8,036)
   Redemptions for contract benefits and terminations........................................  (60,317)  (47,575)
   Contract maintenance charges..............................................................   (3,187)   (1,535)
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................  197,775   (56,048)
                                                                                              --------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............       --        --
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................  354,184    (1,744)
NET ASSETS -- BEGINNING OF PERIOD............................................................  275,428   277,172
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD.................................................................. $629,612  $275,428
                                                                                              ========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-63

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                 MULTIMANAGER
                                                                                                 CORE BOND*(A)
                                                                                              ------------------
                                                                                                2013      2012
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  9,710  $  1,765
  Net realized gain (loss) on investments....................................................      783    13,395
  Change in unrealized appreciation (depreciation) of investments............................  (22,338)  (15,615)
                                                                                              --------  --------

  Net increase (decrease) in net assets from operations......................................  (11,845)     (455)
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  149,527    11,812
   Transfers between Variable Investment Options including guaranteed interest account, net..  149,469   492,503
   Redemptions for contract benefits and terminations........................................   (5,788)       --
   Contract maintenance charges..............................................................   (5,610)     (449)
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................  287,598   503,866
                                                                                              --------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............       --        --
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................  275,753   503,411
NET ASSETS -- BEGINNING OF PERIOD............................................................  503,411        --
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD.................................................................. $779,164  $503,411
                                                                                              ========  ========

                                                                                                   MULTIMANAGER
                                                                                                MULTI-SECTOR BOND*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   30,305  $   27,619
  Net realized gain (loss) on investments....................................................      7,418       9,362
  Change in unrealized appreciation (depreciation) of investments............................    (45,156)     29,068
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................     (7,433)     66,049
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    190,031     328,247
   Transfers between Variable Investment Options including guaranteed interest account, net..   (288,688)    164,193
   Redemptions for contract benefits and terminations........................................   (319,721)   (373,530)
   Contract maintenance charges..............................................................     (9,692)    (11,881)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (428,070)    107,029
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............         --          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................   (435,503)    173,078
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,266,717   1,093,639
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $  831,214  $1,266,717
                                                                                              ==========  ==========

                                                                                                 MULTIMANAGER
                                                                                               SMALL CAP VALUE*
                                                                                              ------------------
                                                                                                2013      2012
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  1,004  $    832
  Net realized gain (loss) on investments....................................................      174    (3,987)
  Change in unrealized appreciation (depreciation) of investments............................   61,285    25,815
                                                                                              --------  --------

  Net increase (decrease) in net assets from operations......................................   62,463    22,660
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    1,603     1,527
   Transfers between Variable Investment Options including guaranteed interest account, net..       --   (13,922)
   Redemptions for contract benefits and terminations........................................       --      (129)
   Contract maintenance charges..............................................................   (1,503)   (1,311)
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................      100   (13,835)
                                                                                              --------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............        2        --
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................   62,565     8,825
NET ASSETS -- BEGINNING OF PERIOD............................................................  146,772   137,947
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD.................................................................. $209,337  $146,772
                                                                                              ========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-64

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              MULTIMANAGER TECHNOLOGY*
                                                                                              ------------------------
                                                                                                 2013         2012
                                                                                              ----------   ----------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (1,134)  $     (257)
  Net realized gain (loss) on investments....................................................    468,932      207,988
  Change in unrealized appreciation (depreciation) of investments............................    647,781      198,455
                                                                                              ----------   ----------

  Net increase (decrease) in net assets from operations......................................  1,115,579      406,186
                                                                                              ----------   ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    332,049      446,812
   Transfers between Variable Investment Options including guaranteed interest account, net..   (431,284)     (51,115)
   Redemptions for contract benefits and terminations........................................   (577,813)    (325,906)
   Contract maintenance charges..............................................................    (33,952)     (36,260)
                                                                                              ----------   ----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (711,000)      33,531
                                                                                              ----------   ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............         --          (24)
                                                                                              ----------   ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    404,579      439,693
NET ASSETS -- BEGINNING OF PERIOD............................................................  3,543,253    3,103,560
                                                                                              ----------   ----------

NET ASSETS -- END OF PERIOD.................................................................. $3,947,832   $3,543,253
                                                                                              ==========   ==========

                                                                                              TARGET 2015 ALLOCATION*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   29,615  $   24,331
  Net realized gain (loss) on investments....................................................    149,111      79,087
  Change in unrealized appreciation (depreciation) of investments............................    101,727      75,668
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................    280,453     179,086
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    383,700     293,617
   Transfers between Variable Investment Options including guaranteed interest account, net..      3,642     (18,296)
   Redemptions for contract benefits and terminations........................................   (148,472)   (216,263)
   Contract maintenance charges..............................................................    (21,314)    (17,372)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    217,556      41,686
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............          5          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    498,014     220,772
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,830,012   1,609,240
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $2,328,026  $1,830,012
                                                                                              ==========  ==========

                                                                                              TARGET 2025 ALLOCATION*
                                                                                              -----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   28,809  $   27,181
  Net realized gain (loss) on investments....................................................    134,586     137,855
  Change in unrealized appreciation (depreciation) of investments............................    231,871      92,717
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................    395,266     257,753
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    577,734     568,661
   Transfers between Variable Investment Options including guaranteed interest account, net..   (206,858)   (312,754)
   Redemptions for contract benefits and terminations........................................   (275,477)   (472,876)
   Contract maintenance charges..............................................................    (22,117)    (21,324)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................     73,282    (238,293)
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............         --          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    468,548      19,460
NET ASSETS -- BEGINNING OF PERIOD............................................................  2,007,366   1,987,906
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $2,475,914  $2,007,366
                                                                                              ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-65

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                   TARGET 2035
                                                                                                   ALLOCATION*
                                                                                              --------------------
                                                                                                 2013       2012
                                                                                              ----------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   15,430  $ 11,634
  Net realized gain (loss) on investments....................................................     43,214    25,683
  Change in unrealized appreciation (depreciation) of investments............................    159,743    52,168
                                                                                              ----------  --------

  Net increase (decrease) in net assets from operations......................................    218,387    89,485
                                                                                              ----------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    328,695   329,450
   Transfers between Variable Investment Options including guaranteed interest account, net..     63,217    46,247
   Redemptions for contract benefits and terminations........................................    (99,850)  (77,684)
   Contract maintenance charges..............................................................    (11,008)   (7,542)
                                                                                              ----------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................    281,054   290,471
                                                                                              ----------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............         --        (6)
                                                                                              ----------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................    499,441   379,950
NET ASSETS -- BEGINNING OF PERIOD............................................................    858,097   478,147
                                                                                              ----------  --------

NET ASSETS -- END OF PERIOD.................................................................. $1,357,538  $858,097
                                                                                              ==========  ========

                                                                                                   TARGET 2045
                                                                                                   ALLOCATION*
                                                                                              --------------------
                                                                                                 2013       2012
                                                                                              ----------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   11,949  $  7,881
  Net realized gain (loss) on investments....................................................     30,211    19,026
  Change in unrealized appreciation (depreciation) of investments............................    129,629    39,458
                                                                                              ----------  --------

  Net increase (decrease) in net assets from operations......................................    171,789    66,365
                                                                                              ----------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    197,822   185,164
   Transfers between Variable Investment Options including guaranteed interest account, net..    204,898     8,619
   Redemptions for contract benefits and terminations........................................    (57,224)  (75,356)
   Contract maintenance charges..............................................................     (7,910)   (5,146)
                                                                                              ----------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................    337,586   113,281
                                                                                              ----------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............         --       (53)
                                                                                              ----------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................    509,375   179,593
NET ASSETS -- BEGINNING OF PERIOD............................................................    552,632   373,039
                                                                                              ----------  --------

NET ASSETS -- END OF PERIOD.................................................................. $1,062,007  $552,632
                                                                                              ==========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units were made available on November 15, 2012. For investments with no units outstanding as of December 31, 2012, no 2012 activity is presented.

                                    FSA-66

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013

1. Organization

   Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled), and 66 (collectively, the "Funds" or "Accounts") of AXA Equitable Life Insurance Company ("AXA Equitable"), were established under New York State Insurance Law. Pursuant to such law, to the extent provided in the applicable contracts, the net assets in the Funds are not chargeable with liabilities arising out of any other business of AXA Equitable. These financial statements reflect the financial position and results of operations for each of the Separate Accounts No. 10, 4, 3 and each of the Variable Investment Options of Separate Account No. 66. Annuity Contracts issued by AXA Equitable for which the Accounts are the funding vehicles are Retirement Investment Account ("RIA"), Members Retirement Program ("MRP"), and Equi-Pen-Plus ("EPP") (collectively, "the Plans"). Institutional Contracts reflects investments in Funds by contractowners of group annuity Contracts issued by AXA Equitable. Assets of the Plans and Institutional are invested in a number of investment Funds (available Funds vary by Plan).

   Separate Account No. 66 consists of 45 Variable Investment Options. The Account invests in shares of mutual funds of EQ Advisors Trust ("EQAT") and AXA Premier VIP Trust ("VIP") (collectively "the Trusts"). The Trusts are open-end investment management companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Trusts has separate investment objectives. As used herein, "the Trusts" refers to both the Trusts and the Portfolios. These financial statements and notes are those of the Accounts.

   The Contractowners invest in Separate Accounts No. 10, 4, 3 and 66 under the following respective names:

                                       POOLED SEPARATE ACCOUNT FUNDS**
                 RIA                   -------------------------------
Separate Account No. 10                The AllianceBernstein Balanced Fund
Separate Account No. 4                 The AllianceBernstein Common Stock
                                       Fund
Separate Account No. 3                 The AllianceBernstein Mid Cap Growth
                                       Fund

                                       EQ ADVISORS TRUST*
Separate Account No. 66:               ------------------

                                       EQ/AllianceBernstein Small Cap Growth  EQ/Large Cap Growth Index
                                       EQ/BlackRock Basic Value Equity        EQ/Large Cap Growth PLUS
                                       EQ/Calvert Socially Responsible        EQ/Large Cap Value PLUS
                                       EQ/Capital Guardian Research           EQ/Mid Cap Index
                                       EQ/Equity 500 Index                    EQ/Mid Cap Value PLUS
                                       EQ/Equity Growth PLUS                  EQ/Money Market
                                       EQ/Global Multi-Sector Equity          EQ/Quality Bond PLUS
                                       EQ/Intermediate Government Bond        EQ/T. Rowe Price Growth Stock
                                       EQ/International Core PLUS             EQ/Wells Fargo Omega Growth
                                       EQ/International Equity Index          AXA PREMIER VIP TRUST*
                                       EQ/International Value PLUS            Multimanager Multi-Sector Bond
                                       EQ/JPMorgan Value Opportunities        Multimanager Small Cap Value
                                       EQ/Large Cap Core PLUS                 Multimanager Technology

                 MRP                   POOLED SEPARATE ACCOUNT FUNDS**
                                       -------------------------------
Separate Account No. 10                The AllianceBernstein Balanced Fund
Separate Account No. 4                 The AllianceBernstein Growth Equity
                                       Fund
Separate Account No. 3                 The AllianceBernstein Mid Cap Growth
                                       Fund

Separate Account No. 66:               EQ ADVISORS TRUST*                     AXA PREMIER VIP TRUST*
                                       ------------------                     ----------------------
                                       All Asset Aggressive - Alt 25          AXA Aggressive Allocation
                                       All Asset Growth - Alt 20              AXA Conservative Allocation
                                       All Asset Moderate Growth - Alt 15     AXA Conservative-Plus Allocation
                                       EQ/AllianceBernstein Small Cap Growth  AXA Moderate Allocation
                                       EQ/Boston Advisors Equity Income       AXA Moderate-Plus Allocation
                                       EQ/Calvert Socially Responsible        Multimanager Core Bond
                                       EQ/Capital Guardian Research           Multimanager Multi-Sector Bond
                                       EQ/Equity 500 Index                    Multimanager Technology
                                       EQ/GAMCO Mergers and Acquisitions      Target 2015 Allocation
                                       EQ/GAMCO Small Company Value           Target 2025 Allocation
                                       EQ/Global Multi-Sector Equity          Target 2035 Allocation
                                       EQ/Intermediate Government Bond        Target 2045 Allocation
                                       EQ/International Core PLUS
                                       EQ/International Equity Index
                                       EQ/Large Cap Growth Index
                                       EQ/Large Cap Growth PLUS
                                       EQ/Large Cap Value PLUS
                                       EQ/MFS International Growth
                                       EQ/Mid Cap Index
                                       EQ/Mid Cap Value PLUS
                                       EQ/Money Market
                                       EQ/Morgan Stanley Mid Cap Growth
                                       EQ/PIMCO Ultra Short Bond
                                       EQ/Small Company Index
                                       EQ/T. Rowe Price Growth Stock
                                       EQ/Wells Fargo Omega Growth

                                    FSA-67

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

1. Organization (Concluded)

                 EPP                   POOLED SEPARATE ACCOUNT FUNDS**
                                       -------------------------------
Separate Account No. 10                The AllianceBernstein Balanced Fund
Separate Account No. 4                 The AllianceBernstein Common Stock
                                       Fund

            INSTITUTIONAL              POOLED SEPARATE ACCOUNT FUNDS**
                                       -------------------------------
Separate Account No. 10                Balanced Account
Separate Account No. 4                 Growth Stock Account
Separate Account No. 3                 Mid Cap Growth Stock Account

   ----------
   * An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.
   **As defined in the respective Prospectus of the Plans.

   Under applicable insurance law, the assets and liabilities of the Accounts are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Accounts are the property of AXA Equitable. However, the portion of the Accounts' assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct. Separate Account No. 66 is used to fund benefits under group annuity Contract ("Contracts") in connection with retirement savings on a tax-deferred basis.

   The amount retained by AXA Equitable in Separate Accounts No. 4 and 66 arises primarily from (1) contributions from AXA Equitable, (2) expense risk charges accumulated in the account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the account in excess of the net assets attributable to contractowners. Amounts retained by AXA Equitable are not subject to charges for expense risks, assets-based administration charges are distribution charges. Amount retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account ("General Account").

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   RECENT ACCOUNTING STANDARDS:

   In December 2011, the FASB issued Accounting Standards Update No. 2011-11, "Disclosures About Offsetting Assets and Liabilities" which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity's financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. The adoption of this standard is not material to the Account's financial statements and disclosures as of December 31, 2013.

   INVESTMENT SECURITIES FOR SEPARATE ACCOUNTS NO. 10, 4 AND 3 ARE VALUED AS
   FOLLOWS:

   Investment securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by AXA Equitable's investment officers.

   In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price.

   Futures and forward contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used.

   U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days.

                                    FSA-68

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

2. Significant Accounting Policies (Continued)


   Fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the investment advisor may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security.

   Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

   Other assets that do not have a readily available market price are valued at fair value as determined in good faith by AXA Equitable's investment officers.

   INVESTMENT TRANSACTIONS:

   Security transactions are recorded on the trade date. Amortized cost of debt securities where applicable is adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date; interest income (including amortization of premium and discount on securities using the effective yield method) is accrued daily. Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the related investments sold.

   The books and records of the Accounts are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transactions are reflected under "Realized and Unrealized Gain (Loss) on Investments" in the Statement of Operations. Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year.

   FUTURES AND FORWARD CONTRACTS:

   Futures and forward contracts are agreements to buy or sell a security, foreign currency, or stock index for a set price in the future. Initial margin deposits are made upon entering into futures contracts and can be either in cash or securities.

   Separate Accounts No. 10 and 4 may buy or sell futures contracts solely for the purpose of protecting their Account's securities against anticipated future changes in interest rates that might adversely affect the value of an Account's securities or the price of the securities that an Account intends to purchase at a later date. During the period the futures and forward contracts are open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each trading day. Variation margin payments for futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. For the year ended December 31, 2013, the average monthly notional value of futures contracts held in Separate Account No. 4 was $376,831. All futures contracts were related to equity contracts. For the year ended December 31, 2013, Separate Account No. 10 did not enter into any futures contracts. Separate Account No. 3 does not enter into futures contracts.

   When the futures or forward contract is closed, the Accounts record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Accounts' basis in the contract. Should interest rates or the price of securities move unexpectedly, the Accounts may not achieve the anticipated benefits of the financial futures or forward contracts and may incur a loss. The use of futures and forward transactions involves the risk of imperfect correlation in movements in the prices of futures and forward contracts, interest rates and the underlying hedged assets.

   Separate Account No. 10 may enter into forward currency contracts in order to hedge its exposure to changes in foreign security holdings, but did not enter into any forward currency contracts during the year ended December 31, 2013. Separate Accounts No. 3, and 4 do not enter into forward currency contracts. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The realized gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains and losses from foreign currency transactions.

                                    FSA-69

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

2. Significant Accounting Policies (Continued)


   MARKET AND CREDIT RISK:

   Futures and forward contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The contract amounts of these futures and forward contracts reflect the extent of the Accounts' exposure to off-balance sheet risk. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Accounts bear the market risk that arises from any changes in security values. The credit risk for futures contracts is limited to failure of the exchange or board of trade that acts as the counterparty of the Accounts' futures transactions. Forward contracts are entered into directly with a counterparty and not through an exchange and can be terminated only by agreement of both parties to the contract. There is no daily margin settlement and the Accounts are exposed to the risk of default by the counterparty.

   CONTRACTS IN PAYOUT:

   Net assets allocated to Contracts in the payout period are computed according to various mortality tables, depending on the year the benefits were purchased. The tables used are the 1971 GAM table, the 1983 GAM table, and the 1994 GAR. The assumed investment returns vary by Contract and range from 4 percent to 6.5 percent. The Contracts are participating group annuities, and thus, the mortality risk is borne by the Contractowner, as long as the Contract has not been discontinued. AXA Equitable retains the ultimate obligation to pay the benefits if the Contract funds become insufficient and the Contractowner elects to discontinue the contract.

   OTHER ASSETS AND LIABILITIES:

   Amounts due to/from the General Account represent receivables/payables for policy related transactions predominantly related to premiums, surrenders and death benefits.

   CONTRACT PAYMENTS AND WITHDRAWALS:

   Payments received from Contractowners represent contributions under the Contracts (excluding amounts allocated to the guaranteed interest option, reflected in the General Account) after the deduction of any applicable withdrawal changes. The amount allocated to the guaranteed interest option earns interest at the current guaranteed interest rate which is an annual effective rate.

   Withdrawals are payments to participants and beneficiaries made under the terms of the Plans and include amounts that participants have requested to be withdrawn and paid to them.

   TAXES:

   The operations of the Account are included in the federal income tax return of AXA Equitable, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to contracts participating in the Funds by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of the Contracts participating in the Account. Accordingly, no provision for federal income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax incurred which is applicable to the Account if the law is changed.

   FOREIGN TAXES:

   The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

   INVESTMENTS IN SEPARATE ACCOUNT NO. 66 ARE VALUED AS FOLLOWS:

   INVESTMENTS:

   Investments are made in shares of the Portfolios and are valued at the reported net asset values per share of the respective Portfolios. The net asset value is determined by the Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME:

   Investment transactions are recorded on the trade date. Dividend income and distributions of net realized gains from the Portfolios are recorded and automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on the redemptions of investments in the Portfolios (determined on the identified cost basis) and (2) distributions of net realized gains on investment transactions of the Portfolios.

                                    FSA-70

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

2. Significant Accounting Policies (Concluded)


   DUE TO AND DUE FROM:

   Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account primarily related to premiums, surrenders, death benefits and amounts transferred among the various Portfolios by Contractowners. Receivable/payable for shares of the Portfolios sold/purchased represent unsettled trades.

   CONTRACT PAYMENTS AND TRANSFERS:

   Payments received from Contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by deductions and charges, including premium charges, as applicable, and state premium taxes. Contractowners may allocate amounts in their individual accounts to Variable Investment Options of the Account and/or to the guaranteed interest account of AXA Equitable's General Account.

   Transfers between Variable Investment Options including the guaranteed interest account, net, are amounts that participants have directed to be moved among Portfolios, including permitted transfers to and from the guaranteed interest account. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

   Redemptions for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to the purchase of annuities. Withdrawal charges, if any, are included in redemptions for contract benefits and terminations to the extent that such charges apply to the contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

   TAXES:

   The operations of the Account are included in the federal income tax return of AXA Equitable, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to contracts participating in the Funds by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of the Contracts participating in the Account. Accordingly, no provision for federal income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax incurred which is applicable to the Account if the law is changed.

3. Fair Value Disclosures

   Under GAAP, fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 - Quoted prices for identical assets in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 - Observable inputs other than Level 1 prices, such as quoted prices for similar assets, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

   Level 3 - Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

                                    FSA-71

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

3. Fair Value Disclosures (Continued)


   Assets measured at fair value on a recurring basis are summarized below as of the dates indicated:

                                               FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2013
                                                             LEVEL 1
                                               --------------------------------------------
                                                SEPARATE       SEPARATE       SEPARATE
                                                 ACCOUNT       ACCOUNT        ACCOUNT
                                               NO.10/(2)/      NO.4/(2)/      NO.3/(2)/
                                               -----------    -----------    -----------
ASSETS
Investments:
Common stocks
  Consumer discretionary...................... $ 1,814,615    $17,337,708    $ 6,150,796
  Consumer staples............................   1,096,905     10,271,676      2,166,158
  Energy......................................   1,183,519      3,855,248      1,649,731
  Financials..................................   2,388,901      4,608,419      3,011,204
  Health care.................................   1,704,714     10,642,136      4,527,155
  Industrials.................................   1,285,395     10,757,585             --
  Materials & processing......................     272,722      3,900,512        349,965
  Producer durables...........................          --             --      6,141,857
  Technology..................................   1,946,394     23,518,164      3,562,620
  Telecommunication services..................     307,994      1,690,640             --
  Utilities...................................     199,063        197,558             --
                                                  -----------    -----------    -----------
   TOTAL COMMON STOCKS........................  12,200,222     86,779,646     27,559,486
  Rights......................................       1,285             --             --
  Short term..................................   1,176,741        635,878        844,382
                                                  -----------    -----------    -----------
  TOTAL LEVEL 1............................... $13,378,248    $87,415,524    $28,403,868
                                                  ===========    ===========    ===========

                                                             LEVEL 2
                                               --------------------------------------------
                                                SEPARATE       SEPARATE       SEPARATE
                                                 ACCOUNT       ACCOUNT        ACCOUNT
                                               NO.10/(2)/      NO.4/(2)/      NO.3/(2)/
                                               -----------    -----------    -----------
ASSETS
Investments:
Fixed Maturities, available for sale
  Corporate................................... $ 3,300,605    $        --    $        --
  U.S. Treasury, government and agency........   5,118,561             --             --
  States and political subdivision............      32,697             --             --
  Foreign governments.........................      29,159             --             --
  Commercial mortgage-backed..................     985,402             --             --
  Residential mortgage-backed.................   2,452,571             --             --
  Asset-backed................................     125,144             --             --
                                                  -----------    -----------    -----------
   TOTAL FIXED MATURITIES, AVAILABLE FOR SALE.  12,044,139             --             --
                                                  -----------    -----------    -----------
Common stocks
  Consumer discretionary......................   1,000,415             --             --
  Consumer staples............................     634,719             --             --
  Energy......................................     686,708             --             --
  Financials..................................   1,897,391             --             --
  Health care.................................     445,363             --             --
  Industrial..................................   1,335,195             --             --

                                    FSA-72

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

3. Fair Value Disclosures (Continued)

                                                         LEVEL 2
                                              -----------------------------
                                               SEPARATE   SEPARATE  SEPARATE
                                                ACCOUNT   ACCOUNT   ACCOUNT
                                              NO.10/(2)/  NO.4/(2)/ NO.3/(2)/
                                              ----------- --------  --------
  Materials & processing..................... $   462,103      $--       $--
  Telecommunication services.................     567,738       --        --
  Technology.................................     227,031       --        --
  Utilities..................................     325,899       --        --
                                              -----------      ---       ---
   TOTAL COMMON STOCKS.......................   7,582,562       --        --
                                              -----------      ---       ---
  Affiliated separate accounts...............          --       --        --
  Short term.................................     489,936       --        --
                                              -----------      ---       ---
   TOTAL LEVEL 2............................. $20,116,637      $--       $--
                                              ===========      ===       ===

                                                         LEVEL 3
                                              -----------------------------
                                               SEPARATE   SEPARATE  SEPARATE
                                                ACCOUNT   ACCOUNT   ACCOUNT
                                              NO.10/(1)/    NO.4      NO.3
                                              ----------- --------  --------
ASSETS
Investments:
Fixed Maturities, available for sale.........
Commercial mortgage-backed................... $    43,161      $--       $--
Asset-backed.................................      45,067       --        --
                                              -----------      ---       ---
   SUBTOTAL..................................      88,228       --        --
                                              -----------      ---       ---
Common stocks
Financials...................................          --       --        --
                                              -----------      ---       ---
TOTAL LEVEL 3................................ $    88,228      $--       $--
                                              ===========      ===       ===

   The table below presents a reconciliation for all Level 3 Assets at December 31, 2013:

                                                              LEVEL 3 INSTRUMENTS
                                                            FAIR VALUE MEASUREMENTS
                                                            SEPARATE ACCOUNT NO. 10
                                              --------------------------------------------------
                                                FIXED MATURITIES   COMMON STOCK
                                              -------------------  ------------
                                              COMMERCIAL
                                              MORTGAGE-    ASSET-                     TOTAL
                                                BACKED     BACKED   FINANCIALS   INVESTMENTS/(1)/
                                              ----------  -------  ------------  ---------------
BALANCE, DECEMBER 31, 2012...................   $111,921  $52,010      $    153         $164,084
Total gains (losses) realized and
  unrealized, included in:
Earnings as:
  Net amortization/accretion.................       (134)      64            --              (70)
  Investment (losses) gains, net.............      3,783       --       (44,080)         (40,297)
                                                --------  -------      --------         --------
   SUBTOTAL..................................      3,649       64       (44,080)         (40,367)
                                                --------  -------      --------         --------
  Change in unrealized gain..................      3,736      665        44,134           48,535
  Sales......................................    (63,512)      --          (207)         (63,719)
  Settlements................................    (12,633)  (7,672)           --          (20,305)
                                                --------  -------      --------         --------
BALANCE, DECEMBER 31, 2013...................   $ 43,161  $45,067      $     --         $ 88,228
                                                ========  =======      ========         ========

   ----------
(1)Therewere no significant transfers into, or out of, Level 3 during the year for Separare Account No. 10.
(2)Therewere no transfers between Level 1 and 2 during the year for Separate Accounts No. 10, 4 and 3.

                                    FSA-73

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

3. Fair Value Disclosures (Concluded)


   The table below details the changes in unrealized gains for 2013 by category for Level 3 assets still held at December 31, 2013:

                                                      SEPARATE ACCOUNT
                                                           NO.10
                                                      ----------------
LEVEL 3 INSTRUMENTS STILL HELD AT DECEMBER
  31, 2013
Change in unrealized gains or losses
Fixed maturities, available for sale:
  Commercial mortgage-backed.........................           $8,019
  Asset-backed.......................................              665
                                                                ------
   TOTAL FIXED MATURITIES, AVAILABLE FOR
     SALE............................................            8,684
                                                                ------
Common Stocks:

   Financials........................................               --
                                                                ------
TOTAL ...............................................           $8,684
                                                                ======

   For Separate Account No. 66, all investments of each Variable Investment Option of the Account have been classified as Level 1.
   There were no transfers between Level 1, Level 2 and Level 3 during the year for Separate Account No. 66.

4. Purchases and Sales on Investments

INVESTMENTSECURITY TRANSACTIONS:

   For the year ended December 31, 2013, investment security transactions, excluding short-term debt securities, were as follows for Separate Accounts No. 10, 4, and 3:

                                                       PURCHASES                      SALES
                                              ---------------------------- ----------------------------
                                                                  U.S.                         U.S.
                                                STOCKS AND     GOVERNMENT    STOCKS AND     GOVERNMENT
FUND                                          DEBT SECURITIES AND AGENCIES DEBT SECURITIES AND AGENCIES
----                                          --------------- ------------ --------------- ------------
Separate Account No. 10......................     $32,112,839   $4,879,151     $38,127,510   $3,875,818
Separate Account No. 4.......................      13,763,601           --      24,540,617           --
Separate Account No. 3.......................      34,338,788           --      37,453,005           --

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2013 were as follows for Separate Account No. 66:

                                       PURCHASES    SALES
                                       ---------- ----------
ALL ASSET AGGRESSIVE-ALT 25........... $    6,384 $       35
ALL ASSET GROWTH-ALT 20...............     39,694    112,816
ALL ASSET MODERATE GROWTH-ALT 15......      1,616          8
AXA AGGRESSIVE ALLOCATION.............    491,655    257,877
AXA CONSERVATIVE ALLOCATION...........    246,191    491,636
AXA CONSERVATIVE-PLUS ALLOCATION......    668,236    367,619
AXA MODERATE ALLOCATION...............  3,818,018  1,876,065
AXA MODERATE-PLUS ALLOCATION..........    295,878    144,160
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.    321,412    150,368
EQ/BLACKROCK BASIC VALUE EQUITY.......     45,904        539
EQ/BOSTON ADVISORS EQUITY INCOME......    251,967    132,022
EQ/CALVERT SOCIALLY RESPONSIBLE.......    456,953    776,400
EQ/CAPITAL GUARDIAN RESEARCH..........    780,379  1,883,200
EQ/EQUITY 500 INDEX...................  2,102,539  2,646,301
EQ/EQUITY GROWTH PLUS.................      4,385      3,197
EQ/GAMCO MERGERS AND ACQUISITIONS.....    181,398        878

                                    FSA-74

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

4. Purchases and Sales on Investments (Concluded)

                                  PURCHASES     SALES
                                  ---------- -----------
EQ/GAMCO SMALL COMPANY VALUE..... $  957,925 $ 1,464,222
EQ/GLOBAL MULTI-SECTOR EQUITY....    487,679     879,894
EQ/INTERMEDIATE GOVERNMENT BOND..    464,180   1,370,091
EQ/INTERNATIONAL CORE PLUS.......    801,430   1,079,573
EQ/INTERNATIONAL EQUITY INDEX....  1,366,676   2,124,303
EQ/INTERNATIONAL VALUE PLUS......     42,717         781
EQ/JPMORGAN VALUE OPPORTUNITIES..      1,756         940
EQ/LARGE CAP CORE PLUS...........      4,462         804
EQ/LARGE CAP GROWTH INDEX........    121,188         727
EQ/LARGE CAP GROWTH PLUS.........    392,374   1,359,028
EQ/LARGE CAP VALUE PLUS..........    778,275   1,574,616
EQ/MFS INTERNATIONAL GROWTH......    337,344       4,479
EQ/MID CAP INDEX.................    228,597     103,071
EQ/MID CAP VALUE PLUS............    623,439   1,414,401
EQ/MONEY MARKET..................  9,868,990  11,553,559
EQ/MORGAN STANLEY MID CAP GROWTH.    128,002     108,038
EQ/PIMCO ULTRA SHORT BOND........  1,061,071     736,299
EQ/QUALITY BOND PLUS.............      1,043         473
EQ/SMALL COMPANY INDEX...........  1,101,455     891,574
EQ/T. ROWE PRICE GROWTH STOCK....    139,078      12,237
EQ/WELLS FARGO OMEGA GROWTH......    453,565     121,615
MULTIMANAGER CORE BOND...........    322,566      23,321
MULTIMANAGER MULTI-SECTOR BOND...    483,594     881,087
MULTIMANAGER SMALL CAP VALUE.....      4,732       3,628
MULTIMANAGER TECHNOLOGY..........    322,378   1,033,578
TARGET 2015 ALLOCATION...........    563,388     243,865
TARGET 2025 ALLOCATION...........    662,382     519,516
TARGET 2035 ALLOCATION...........    412,325      91,506
TARGET 2045 ALLOCATION...........    439,135      74,686

5. Related Party Transactions

   In Separate Account No. 66, the assets in each Variable Investment Option are invested in shares of a corresponding Portfolio of the Trusts. Shares are offered by the Portfolios at net asset value. Shares in which the Variable Investment Options invest in are categorized by the share class of the Portfolio. All share classes are subject to fees for investment management and advisory services and other Portfolio expenses and are subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") approved by EQAT and VIP Trusts' Board of Trustees and adopted by the applicable Trust. The Rule 12b-1 Plans provide that the Trusts, on behalf of each related Variable Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.25% of the average daily net assets of a Portfolio attributable to its Class A or Class B shares in respect of activities primarily intended to result in the sale of the respective shares. The class-specific expenses attributable to the investment in each share class of the Portfolios in which the Variable Investment Option invest are borne by the specific unit classes of the Variable Investment Options to which the investments are attributable. These fees are reflected in the net asset value of the shares of the Portfolios and the total returns of the Variable Investment Options, but are not included in the expenses or expense ratios of the Variable Investment Options.

   AXA Equitable and its affiliates serves as investment manager of the Portfolios of the Trusts. Each investment manager receives management fees for services performed in its capacity as investment manager of the Portfolios. Investment managers either oversee the activities of the investment advisors with respect to the Portfolios, and are responsible for retaining or discontinuing the services of those advisors, or are directly managing the Portfolios. Expenses of the Portfolios of the Trusts generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.11% to a high of 1.40% of the average daily net assets of the Portfolios of the Trusts. AXA Equitable, as investment manager of the Trusts, pays expenses for providing investment advisory services to the respective Portfolios, including the fees to the Advisors of each

                                    FSA-75

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

5. Related Party Transactions (Concluded)

   Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC, affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above. These fees and expenses are reflected in the net asset value of the shares of the Portfolios and the total returns of the Variable Investment Options, but are not included in the expenses or expense ratios of the Variable Investment Options.

   AllianceBernstein L.P. ("AllianceBernstein") serves as an investment advisor for the EQ/AllianceBernstein Small Cap Growth; EQ/Equity 500 Index; EQ/International Equity Index; EQ/Large Cap Growth Index; EQ/Small Company Index and Separate Accounts No. 10, 4 and 3; as well as a portion of EQ/Large Cap Value PLUS and EQ/Quality Bond PLUS. AllianceBernstein is a publicly traded limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent of AXA Equitable).

   AXA Advisors, LLC is an affiliate of AXA Equitable, and a distributor and principal underwriter of the policies ("Contracts"). AXA Advisors is registered with the Securities and Exchange Commission ("SEC") as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC ("AXA Network") or its subsidiaries (affiliates of AXA Equitable). AXA Advisors receives commissions and other service-related payments under its distribution agreement with AXA Equitable and its networking agreement with AXA Network.

   In addition to using brokers and dealers to execute portfolio security transactions for accounts under their management, AXA Equitable, AllianceBernstein, and AXA Advisors may also enter into other types of business and securities transactions with brokers and dealers, which will be unrelated to allocation of the AXA Equitable Funds' portfolio transactions.

6. Asset Charges

   Charges and fees relating to the Portfolios are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Portfolios. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Portfolio units or (ii) reduction in unit value.

   RIA

   Charges and fees relating to the Portfolios are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Portfolios. Depending upon the terms of a contract, sales-related fees and operating expenses are paid by the contract holders
   (i) by a reduction of an appropriate number of Portfolio units or
   (ii) reduction in unit value from contractowners. Fees with respect to the Retirement Investment Account (RIA) contracts are as follows:

   INVESTMENT MANAGEMENT FEE:

   An annual rate of 0.50% of the net assets attributable to RIA units is assessed for the AllianceBernstein Balanced Fund, and AllianceBernstein Mid Cap Growth Fund and an effective annual rate of 0.08% for the AllianceBernstein Common Stock Fund. This fee is reflected as a reduction in RIA unit value.

   ADMINISTRATIVE FEES:

   Contracts investing in the Portfolios are subject to certain administrative expenses according to contract terms. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Portfolio units or (ii) reduction in unit value. These fees may include:

   Ongoing Operations Fee -- An expense charge is made based on the combined net balances of each fund. Depending upon when the employer adopted RIA, the monthly rate ranges from 1/12 of 1.25% to 1/12 of 0.50% or from 1/12 of 1.25% to 1/12 of 0.25%. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or
   (ii) reduction in unit value.

   Participant Recordkeeping Services Charge -- Employers electing RIA's optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) reduction in unit value.

   Contingent Withdrawal Charge -- Certain withdrawals are subject to defined contingent withdrawal charges. The maximum charge is 6.00% of the total plan assets withdrawn and is deducted as a liquidation of Portfolio units.

   Loan Fee -- A loan fee equal to 1.00% of the amount withdrawn as loan principal is deducted on the date the plan loan is made.

                                    FSA-76

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

6. Asset Charges (Continued)


   OPERATING AND EXPENSE CHARGES:

   In addition to the charges and fees mentioned above, Separate Accounts No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. These charges and fees are reflected as reductions of unit value.

   MRP

   Charges and fees relating to the Portfolios paid to AXA Equitable are deducted in accordance with the terms of the various contracts which participate in the Portfolios. With respect to the Members Retirement Program these expenses consist of investment management, program expense charge, direct expenses, and record maintenance. These charges and fees are paid to AXA Equitable. Fees with respect to the Members Retirement Program contracts are as follows:

 . Program Expense Charge -- AXA Equitable assesses a Program expense charge on a monthly basis, which is charged against accounts in the plans that invest in the Separate Accounts. AXA Equitable determines the Program expense charge for each plan on the last day of each month, based on two factors: (1) the average account value of the accounts in the plan, and
     (2) the value of the total plan assets invested in the Members Retirement Program by the plan, on that date. The Program expense charge is applied to all assets in the plan. All participants in a plan pay the Program expense charge at the same percentage rate, regardless of individual account value. The maximum program expense charge is 1.00%.

 . Investment Management Fees -- An expense charge is made daily at an effective annual rate of 0.50% of the net assets of the AllianceBernstein Balanced Fund and an effective annual rate of 0.30% for the AllianceBernstein Growth Equity Fund and an effective annual rate of 0.65% for the AllianceBernstein Mid Cap Growth Fund. This fee is reflected as a reduction in MRP unit value.

 . Direct Operating and Other Expenses -- In addition to the charges and fees mentioned above, the Funds are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. This fee is reflected as a reduction in MRP unit value.

 . A record maintenance and report fee of $3.75 per participant is deducted quarterly as a liquidation of fund units.

   EPP

   Charges and fees relating to the Funds are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts, which participate in the Funds. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Fund Units or (ii) reduction in unit value. Fees with respect to the Equi-Pen-Plus Master Plan and Retirement Trust are as follows:

   INVESTMENT MANAGEMENT FEE:

   An annual rate of 0.25% of the total plan and trust net assets is deducted daily for the AllianceBernstein Balanced Fund and an annual rate of 0.08% for the AllianceBernstein Common Stock Fund. This fee is reflected as reduction in EPP unit value.

   ADMINISTRATIVE FEES:

   Ongoing Operations Fee -- An expense charge is made based on each client's combined balance of Master Plan and Trust net assets in the Funds and AXA Equitable's Fixed Income Accounts at a monthly rate of 1/12 of (i) 1% of the first $500,000, (ii) 0.75% of the next $500,000 and (iii) 0.50% of the excess over $1,000,000. The ongoing operations fee is generally paid via a liquidation of units held in the fund.

   Participant Recordkeeping Services Charge -- Employers electing Equi-Pen-Plus's optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. The participant recordkeeping service charge is generally paid via a liquidation of units held in the fund.

   Withdrawal Charge -- A charge is applied if the client terminates plan participation in the Master Retirement Trust ("Master Trust") and if the client transfers assets to another funding agency before the fifth anniversary of the date AXA Equitable accepts the participation agreement. The redemption charge is generally paid via a liquidation of units held in the fund and will be based on the following schedule:

FOR TERMINATION OCCURRING IN:       WITHDRAWAL CHARGE:
-----------------------------  ------------------------------
       Years 1 and 2.......... 3% of all Master Trust assets
       Years 3 and 4.......... 2% of all Master Trust assets
       Year 5................. 1% of all Master Trust assets
       After Year 5...........     No Withdrawal Charge

                                    FSA-77

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

6. Asset Charges (Concluded)


   OPERATING AND EXPENSE CHARGES:

   In addition to the charges and fees mentioned above, Separate Accounts No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These may include custody, audit and printing of reports. These charges and fees are reflected as reduction of unit value.

   INSTITUTIONAL

   ASSET MANAGEMENT FEES

   Asset management fees are charged to clients investing in the Separate Accounts. The fees are based on the prior month-end net asset value (as defined) of each client's aggregate interest in AXA Equitable's Separate Accounts, and are determined monthly. The fees are calculated for each client in accordance with the schedule set forth below for the Balanced Account and the Mid Cap Growth Stock Account:

   EACH CLIENT'S AGGREGATE INTEREST                  ANNUAL RATE
   --------------------------------     -------------------------------------
 Minimum Fee...........................                $5,000
 First $2 million......................              0.85 of 1%
 Next $3 million.......................              0.60 of 1%
 Next $5 million.......................              0.40 of 1%
 Next $15 million......................              0.30 of 1%
 Next $75 million......................              0.25 of 1%
 Excess over $100 million..............              0.20 of 1%

   Asset management fees for the Growth Stock Account is an expense charge determined monthly with an effective annual rate of 0.08%.

   Asset management fees are paid to AXA Equitable. Clients can either pay the fee directly by remittance to the Separate Account or via liquidation of units held in the Separate Accounts.

   ADMINISTRATIVE FEES

   Certain client contracts provide for a fee for administrative services to be paid directly to AXA Equitable. This administrative fee is calculated according to the terms of the specific contract and is generally paid via a liquidation of units held in the funds in which the contract invests. The payment of the fee for administrative services has no effect on other Separate Account clients or the unit values of the separate accounts.

   OPERATING AND EXPENSE CHARGES

   In addition to the charges and fees mentioned above, the Separate Accounts No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These charges may include custody and audit fees, and result in reduction of Separate Account unit values.

   Administrative fees paid through a liquidation of units in Separate Account No. 66 are shown in the Statements of Changes in Net Assets as Contract maintenance charges. The aggregate of all other fees are included in Asset-based charges in the Statements of Operations. Asset-based charges including accounting and administration fees.

7. Changes in Units Outstanding

   Accumulation units issued and redeemed as of December 31, were (in thousands):

   SEPARATE ACCOUNTS NO. 10, 4 AND 3:

                                                  ALLIANCEBERNSTEIN
                                ALLIANCEBERNSTEIN COMMON STOCK      ALLIANCEBERNSTEIN
                                BALANCED FUND       FUND            MID CAP GROWTH FUND
                                ----------------  ----------------  ------------------
                                2013     2012     2013     2012     2013      2012
                                ----     ----     ----     ----     ----      ----
RIA
Issued.........................  --       --       --       --       --        --
Redeemed.......................  (1)      (2)      (1)      (1)      --        (3)
                                 --       --       --       --       --        --
Net Decrease...................  (1)      (2)      (1)      (1)      --        (3)
                                 ==       ==       ==       ==       ==        ==

                                    FSA-78

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Changes in Units Outstanding (Continued)

                                           ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN
                         ALLIANCEBERNSTEIN GROWTH EQUITY     MID CAP GROWTH
                         BALANCED FUND       FUND              FUND
                         ----------------  ----------------  ----------------
                         2013     2012     2013     2012     2013     2012
                         ----     ----     ----     ----     ----     ----
MRP
Issued..................  34       47        9       12       29       41
Redeemed................ (84)     (45)     (17)     (15)     (57)     (55)
                         ---      ---      ---      ---      ---      ---
Net Increase/(Decrease). (50)       2       (8)      (3)     (28)     (14)
                         ===      ===      ===      ===      ===      ===

                                           ALLIANCEBERNSTEIN
                         ALLIANCEBERNSTEIN COMMON STOCK
                         BALANCED FUND       FUND
                         ----------------  ----------------
                         2013     2012     2013     2012
                         ----     ----     ----     ----
EPP
Issued..................  --       --       --       --
Redeemed................  --       (1)      --       (2)
                         ---      ---      ---      ---
Net Decrease............  --       (1)      --       (2)
                         ===      ===      ===      ===

                                           GROWTH STOCK      MID CAP GROWTH
                         BALANCED ACCOUNT   ACCOUNT          STOCK ACCOUNT
                         ----------------  ----------------  ----------------
                         2013     2012     2013     2012     2013     2012
                         ----     ----     ----     ----     ----     ----
INSTITUTIONAL
Issued..................  --       --       --       --       --       --
Redeemed................  --       --       (1)      --       --       --
                         ---      ---      ---      ---      ---      ---
Net Decrease............  --       --       (1)      --       --       --
                         ===      ===      ===      ===      ===      ===

Accumulation units issued and redeemed as of December 31, were (in thousands):

   SEPARATE ACCOUNT NO. 66:

                                   EQ/BLACKROCK EQ/CALVERT
              EQ/ALLIANCEBERNSTEIN BASIC VALUE  SOCIALLY
              SMALL CAP GROWTH      EQUITY      RESPONSIBLE
              -------------------- ------------ -----------
              2013       2012      2013   2012  2013  2012
              ----       ----      ----   ----  ----  ----
RIA
Net Issued...  --         --        --      1    --    --
Net Redeemed.  --         --        --     --    --    --
               --         --        --     --    --    --
Net Increase.  --         --        --      1    --    --
               ==         ==        ==     ==    ==    ==

               EQ/CAPITAL               EQ/EQUITY
               GUARDIAN   EQ/EQUITY 500  GROWTH
               RESEARCH     INDEX         PLUS
               ---------  ------------  ---------
               2013  2012 2013   2012   2013 2012
               ----  ---- ----   ----   ---- ----
RIA
Net Issued....  --    --   --     --     --   --
Net Redeemed..  --    --   (1)    (1)    --   --
                --    --   --     --     --   --
Net Decreased.  --    --   (1)    (1)    --   --
                ==    ==   ==     ==     ==   ==

                                    FSA-79

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Changes in Units Outstanding (Continued)


                           EQ/GLOBAL    EQ/INTERMEDIATE
                           MULTI-SECTOR GOVERNMENT      EQ/INTERNATIONAL
                            EQUITY        BOND          CORE PLUS
                           ------------ --------------- ----------------
                           2013   2012  2013    2012    2013     2012
                           ----   ----  ----    ----    ----     ----
RIA
Net Issued................  --     --    --      --      --       --
Net Redeemed..............  --     --    --      --      --       --
                            --     --    --      --      --       --
Net Increase /(Decreased).  --     --    --      --      --       --
                            ==     ==    ==      ==      ==       ==

                           EQ/INTERNATIONAL EQ/INTERNATIONAL EQ/JPMORGAN VALUE
                           EQUITY INDEX     VALUE PLUS       OPPORTUNITIES
                           ---------------- ---------------- -----------------
                           2013     2012    2013     2012    2013     2012
                           ----     ----    ----     ----    ----     ----
RIA
Net Issued................  --       --      --       --      --       --
Net Redeemed..............  --       --      --       --      --       --
                            --       --      --       --      --       --
Net Increase /(Decreased).  --       --      --       --      --       --
                            ==       ==      ==       ==      ==       ==

                           EQ/LARGE CAP EQ/LARGE CAP EQ/LARGE CAP
                           CORE PLUS    GROWTH INDEX GROWTH PLUS
                           ------------ ------------ ------------
                           2013   2012  2013   2012  2013   2012
                           ----   ----  ----   ----  ----   ----
RIA
Net Issued................  --     --    --     --    --     --
Net Redeemed..............  --     --    --     --    --     --
                            --     --    --     --    --     --
Net Increase /(Decreased).  --     --    --     --    --     --
                            ==     ==    ==     ==    ==     ==

                           EQ/LARGE CAP EQ/MID CAP EQ/MID CAP
                           VALUE PLUS     INDEX    VALUE PLUS
                           -----------  ---------  ---------
                           2013   2012  2013  2012 2013  2012
                           ----   ----  ----  ---- ----  ----
RIA
Net Issued................  --      2    --    --   --    --
Net Redeemed..............  (1)    (1)   --    --   --    --
                            --     --    --    --   --    --
Net Increase /(Decreased).  (1)     1    --    --   --    --
                            ==     ==    ==    ==   ==    ==

               EQ/MONEY  EQ/QUALITY EQ/T. ROWE PRICE
                MARKET   BOND PLUS  GROWTH STOCK
               --------- ---------  ---------------
               2013 2012 2013  2012 2013     2012
               ---- ---- ----  ---- ----     ----
RIA
Net Issued....  --   --   --    --   --        2
Net Redeemed..  --   --   --    --   --       (3)
                --   --   --    --   --       --
Net Decreased.  --   --   --    --   --       (1)
                ==   ==   ==    ==   ==       ==

                 EQ/
              WELLS FARGO  MULTIMANAGER      MULTIMANAGER
              OMEGA GROWTH MULTI-SECTOR BOND SMALL CAP VALUE
              -----------  ----------------- ---------------
              2013   2012  2013     2012     2013    2012
              ----   ----  ----     ----     ----    ----
RIA
Net Issued...  --      4    --       --       --      --
Net Redeemed.  --     (1)   --       --       --      --
               --     --    --       --       --      --
Net Increase.  --      3    --       --       --      --
               ==     ==    ==       ==       ==      ==

                                    FSA-80

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Changes in Units Outstanding (Continued)

               MULTIMANAGER
               TECHNOLOGY
               ------------
               2013   2012
               ----   ----
RIA
Net Issued....  --     --
Net Redeemed..  (1)    --
                --     --
Net Decreased.  (1)    --
                ==     ==

                                                             ALL ASSET
                           ALL ASSET         ALL ASSET       MODERATE
                           AGGRESSIVE-ALT 25 GROWTH-ALT 20 GROWTH-ALT 15
                           ----------------- ------------- -------------
                           2013     2012     2013   2012       2013
                           ----     ----     ----   ----   -------------
MRP
Net Issued................   1       --        4      6         --
Net Redeemed..............  --       --      (10)    --         --
                            --       --      ---     --         --
Net Increase /(Decreased).   1       --       (6)     6         --
                            ==       ==      ===     ==         ==

                              AXA        AXA          AXA
                           AGGRESSIVE CONSERVATIVE CONSERVATIVE-PLUS
                           ALLOCATION ALLOCATION   ALLOCATION
                           --------   -----------  ----------------
                           2013  2012 2013   2012  2013     2012
                           ----  ---- ----   ----  ----     ----
MRP
Net Issued................  36    44   17     70    55       22
Net Redeemed.............. (25)  (95) (43)   (60)  (32)      (7)
                           ---   ---  ---    ---   ---       --
Net Increase /(Decreased).  11   (51) (26)    10    23       15
                           ===   ===  ===    ===   ===       ==

                               AXA        AXA
                            MODERATE   MODERATE-PLUS EQ/ALLIANCEBERNSTEIN
                           ALLOCATION  ALLOCATION    SMALL CAP GROWTH
                           ----------  ------------  --------------------
                           2013  2012  2013   2012   2013       2012
                           ----  ----  ----   ----   ----       ----
MRP
Net Issued................  279   312   23      27    19         --
Net Redeemed.............. (170) (165) (13)   (108)   (7)        --
                           ----  ----  ---    ----    --         --
Net Increase /(Decreased).  109   147   10     (81)   12         --
                           ====  ====  ===    ====    ==         ==

                           EQ/BOSTON       EQ/CALVERT  EQ/CAPITAL
                           ADVISORS EQUITY SOCIALLY    GUARDIAN
                            INCOME         RESPONSIBLE RESEARCH
                           --------------- ----------  --------
                           2013    2012    2013  2012  2013  2012
                           ----    ----    ----  ----  ----  ----
MRP
Net Issued................  21       8      44    69    30    32
Net Redeemed.............. (11)     --     (77)  (44)  (80)  (44)
                           ---      --     ---   ---   ---   ---
Net Increase /(Decreased).  10       8     (33)   25   (50)  (12)
                           ===      ==     ===   ===   ===   ===

                                         EQ/GAMCO     EQ/GAMCO
                           EQ/EQUITY 500 MERGERS AND  SMALL COMPANY
                              INDEX      ACQUISITIONS   VALUE
                           ------------  -----------  ------------
                           2013   2012   2013   2012  2013   2012
                           ----   ----   ----   ----  ----   ----
MRP
Net Issued................  153    144    16      1    39     39
Net Redeemed.............. (212)  (214)   --     (1)  (73)   (38)
                           ----   ----    --     --   ---    ---
Net Increase /(Decreased).  (59)   (70)   16     --   (34)     1
                           ====   ====    ==     ==   ===    ===

                                    FSA-81

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Changes in Units Outstanding (Continued)


                           EQ/GLOBAL    EQ/INTERMEDIATE
                           MULTI-SECTOR GOVERNMENT      EQ/INTERNATIONAL
                            EQUITY         BOND         CORE PLUS
                           -----------  --------------  ---------------
                           2013   2012  2013     2012   2013     2012
                           ----   ----  ----     ----   ----     ----
MRP
Net Issued................  36     35     38      93     60       39
Net Redeemed.............. (64)   (32)  (113)    (46)   (81)     (48)
                           ---    ---    ----    ---    ---      ---
Net Increase /(Decreased). (28)     3    (75)     47    (21)      (9)
                           ===    ===    ====    ===    ===      ===

                           EQ/INTERNATIONAL EQ/LARGE CAP EQ/LARGE CAP
                           EQUITY INDEX     GROWTH INDEX GROWTH PLUS
                           ---------------  ------------ ----------
                           2013     2012    2013   2012  2013   2012
                           ----     ----    ----   ----  ----   ----
MRP
Net Issued................   57      42      10     --     52     86
Net Redeemed.............. (107)    (86)     (1)    --   (189)  (133)
                            ----    ---      --     --   ----   ----
Net Increase /(Decreased).  (50)    (44)      9     --   (137)   (47)
                            ====    ===      ==     ==   ====   ====

                                               EQ/MFS
                                 EQ/LARGE CAP INTERNATIONAL EQ/MID CAP
                                 VALUE PLUS    GROWTH         INDEX
                                 -----------  ------------- ---------
                                 2013   2012  2013   2012   2013  2012
                                 ----   ----  ----   ----   ----  ----
MRP
Net Issued......................  45     62    29      3     19     2
Net Redeemed.................... (99)   (52)   --     --     (8)   --
                                 ---    ---    --     --     --    --
Net Increase /(Decreased)....... (54)    10    29      3     11     2
                                 ===    ===    ==     ==     ==    ==

                           EQ/MID CAP   EQ/MONEY    EQ/MORGAN STANLEY
                           VALUE PLUS    MARKET      MID CAP GROWTH
                           --------   ------------  -----------------
                           2013  2012  2013   2012        2013
                           ----  ---- ------  ----  -----------------
MRP
Net Issued................  30    32     988   920         11
Net Redeemed.............. (74)  (47) (1,156) (783)        (9)
                           ---   ---  ------  ----         --
Net Increase /(Decreased). (44)  (15)   (168)  137          2
                           ===   ===  ======  ====         ==

                           EQ/PIMCO
                           ULTRA SHORT EQ/SMALL      EQ/T. ROWE PRICE
                             BOND      COMPANY INDEX GROWTH STOCK
                           ----------  ------------  ----------------
                           2013  2012  2013   2012   2013     2012
                           ----  ----  ----   ----   ----     ----
MRP
Net Issued................  88    84    32     28     11       --
Net Redeemed.............. (62)  (66)  (42)   (27)    (1)      --
                           ---   ---   ---    ---     --       --
Net Increase /(Decreased).  26    18   (10)     1     10       --
                           ===   ===   ===    ===     ==       ==

                           EQ/WELLS FARGO MULTIMANAGER MULTIMANAGER
                           OMEGA GROWTH   CORE BOND    MULTI-SECTOR BOND
                           -------------- ------------ ----------------
                           2013    2012   2013   2012  2013     2012
                           ----    ----   ----   ----  ----     ----
MRP
Net Issued................  24      --     32     50    45       64
Net Redeemed..............  (9)     --     (2)    --   (88)     (52)
                            --      --     --     --   ---      ---
Net Increase /(Decreased).  15      --     30     50   (43)      12
                            ==      ==     ==     ==   ===      ===

                                    FSA-82

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Changes in Units Outstanding (Concluded)


                           MULTIMANAGER TARGET 2015 TARGET 2025
                           TECHNOLOGY   ALLOCATION  ALLOCATION
                           -----------  ----------  ----------
                           2013   2012  2013  2012  2013  2012
                           ----   ----  ----  ----  ----  ----
MRP
Net Issued................  18     48    44    29    56    57
Net Redeemed.............. (55)   (44)  (23)  (25)  (49)  (81)
                           ---    ---   ---   ---   ---   ---
Net Increase /(Decreased). (37)     4    21     4     7   (24)
                           ===    ===   ===   ===   ===   ===

                           TARGET 2035  TARGET 2045
                           ALLOCATION   ALLOCATION
                           -----------  ----------
                           2013   2012  2013  2012
                           ----   ----  ----  ----
MRP
Net Issued................  35     42    39    22
Net Redeemed..............  (9)    (9)   (7)   (9)
                           ---    ---   ---   ---
Net Increase..............  26     33    32    13
                           ===    ===   ===   ===

8. Financial Highlights

   AXA Equitable issues a number of registered group annuity contracts that allow employer plan assets to accumulate on a tax-deferred basis. The contracts are typically designed for employers wishing to fund defined benefit, defined contribution and/or 401(k) plans. Annuity contracts available through AXA Equitable are the Retirement Investment Account ("RIA"), Members Retirement Program ("MRP"), and Equi-Pen-Plus ("EPP") (collectively, the Plans). Assets of the Plans are invested in a number of investment Funds (available Funds vary by Plan).

   Institutional units presented on the Statement of Assets and Liabilities reflect investments in the Funds by clients other than contractowners of group annuity contracts issued by AXA Equitable. Institutional unit values are determined at the end of each business day. Institutional unit values reflect the investment performance of the Funds for the day and charges and expenses deducted by the Funds. Contract unit values (RIA, MRP, and EPP) reflect the same investment results, prior to deduction for contract specific charges, earned by the Institutional units. Contract unit values reflect certain investment management and accounting fees, which vary by contract. These fees are charged as a percentage of net assets and are disclosed below for the Plans contracts as percentage of net assets attributable of such units.

   Shown below is accumulation unit value information for units outstanding of Separate Accounts No. 10, 4, 3 and 66 for the periods indicated.

                                                     YEARS ENDED DECEMBER 31,
                                        -------------------------------------------------
                                                   UNITS    ACCUMULATION
                                         UNIT   OUTSTANDING  UNIT VALUE   TOTAL   EXPENSE
                                         VALUE    (000'S)     (000'S)    RETURN** RATIO***
                                        ------- ----------- ------------ -------- --------
SEPARATE ACCOUNT NO. 10
ALLIANCEBERNSTEIN BALANCED FUND
2013. RIA* - contract charge 0.50% (b)  $281.10      12       $ 3,355     15.97%    0.71%
2012. RIA* - contract charge 0.50% (b)  $242.40      13       $ 3,210     13.06%    0.71%
2011. RIA* - contract charge 0.50% (b)  $214.40      15       $ 3,310     (0.49)%   0.63%
2010. RIA* - contract charge 0.50% (b)  $215.46      19       $ 4,046     10.12%    0.60%
2009. RIA* - contract charge 0.50% (b)  $195.67      23       $ 4,571     24.20%    0.55%

2013. MRP*- contract charge 0.50% (b)   $ 67.28     431       $28,986     15.96%    0.71%
2012. MRP*- contract charge 0.50% (b)   $ 58.02     481       $27,916     13.06%    0.71%
2011. MRP*- contract charge 0.50% (b)   $ 51.32     479       $24,589     (0.50)%   0.63%
2010. MRP*- contract charge 0.50% (b)   $ 51.57     535       $27,617     10.11%    0.60%
2009. MRP*- contract charge 0.50% (b)   $ 46.84     573       $26,851     24.24%    0.55%

2013. EPP* - contract charge 0.25% (b)  $295.26       1       $   233     16.25%    0.46%
2012. EPP* - contract charge 0.25% (b)  $253.98       1       $   185     13.35%    0.46%
2011. EPP* - contract charge 0.25% (b)  $224.07       2       $   408     (0.24)%   0.38%
2010. EPP* - contract charge 0.25% (b)  $224.62       4       $   842     10.40%    0.35%
2009. EPP* - contract charge 0.25% (b)  $203.47       4       $   757     24.51%    0.30%

                                    FSA-83

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

8. Financial Highlights (Continued)

                                                      YEARS ENDED DECEMBER 31,
                                        ----------------------------------------------------
                                                      UNITS    ACCUMULATION
                                          UNIT     OUTSTANDING  UNIT VALUE   TOTAL   EXPENSE
                                          VALUE      (000'S)     (000'S)    RETURN** RATIO***
                                        ---------- ----------- ------------ -------- --------

BALANCED ACCOUNT
2013. Institutional                     $31,015.57      --(d)    $    24     16.55%    0.21%
2012. Institutional                     $26,612.24      --(d)    $ 2,800     13.66%    0.21%
2011. Institutional                     $23,414.58      --(d)    $ 2,524     (0.02)%   0.13%
2010. Institutional                     $23,418.24      --(d)    $ 8,852     10.67%    0.10%
2009. Institutional                     $21,160.56      --(d)    $ 7,956     24.82%    0.05%

SEPARATE ACCOUNT NO. 4
ALLIANCEBERNSTEIN COMMON STOCK FUND
2013. RIA* - contract charge 0.08% (b)  $ 1,330.14       2       $ 3,290     33.23%    0.20%
2012. RIA* - contract charge 0.08% (b)  $   998.36       3       $ 3,083     15.86%    0.11%
2011. RIA* - contract charge 0.08% (b)  $   861.69       4       $ 3,275      3.57%    0.16%
2010. RIA* - contract charge 0.08% (b)  $   831.98       5       $ 3,964     17.68%    0.15%
2009. RIA* - contract charge 0.08% (b)  $   707.01       6       $ 4,278     38.76%    0.27%

2013. EPP* - contract charge 0.08% (b)  $ 1,380.15       1       $ 1,468     33.23%    0.20%
2012. EPP* - contract charge 0.08% (b)  $ 1,035.90       1       $ 1,102     15.86%    0.11%
2011. EPP* - contract charge 0.08% (b)  $   894.10       3       $ 2,616      3.57%    0.16%
2010. EPP* - contract charge 0.08% (b)  $   863.26       3       $ 2,645     17.68%    0.15%
2009. EPP* - contract charge 0.08% (b)  $   733.59       3       $ 2,311     38.81%    0.24%

ALLIANCEBERNSTEIN GROWTH EQUITY FUND
2013. MRP*- contract charge 0.30% (b)   $   519.39      69       $35,727     32.93%    0.42%
2012. MRP*- contract charge 0.30% (b)   $   390.71      77       $30,232     15.60%    0.33%
2011. MRP*- contract charge 0.30% (b)   $   337.99      80        27,159      3.34%    0.38%
2010. MRP*- contract charge 0.30% (b)   $   327.07      90        29,313     17.42%    0.37%
2009. MRP*- contract charge 0.30% (b)   $   278.54     100       $27,854     38.52%    0.47%

GROWTH STOCK ACCOUNT
2013. Institutional                     $14,372.16       3       $46,675     33.34%    0.12%
2012. Institutional                     $10,778.36       4       $40,660     15.95%    0.03%
2011. Institutional                     $ 9,295.69       4       $36,625      3.65%    0.08%
2010. Institutional                     $ 8,968.01       4       $38,455     17.77%    0.07%
2009. Institutional                     $ 7,614.89       5       $42,087     38.95%    0.15%

SEPARATE ACCOUNT NO. 3
ALLIANCEBERNSTEIN MID CAP GROWTH FUND
2013. RIA* - contract charge 0.50% (b)  $   507.36       4       $ 1,901     33.41%    0.55%
2012. RIA* - contract charge 0.50% (b)  $   380.29       4       $ 1,662     13.33%    0.54%
2011. RIA* - contract charge 0.50% (b)  $   335.56       7       $ 2,278      2.63%    0.58%
2010. RIA* - contract charge 0.50% (b)  $   326.96       7       $ 2,445     34.58%    0.52%
2009. RIA* - contract charge 0.50% (b)  $   242.96       9       $ 2,248     48.02%    0.72%

2013. MRP*- contract charge 0.65% (b)   $   103.86     246       $25,600     33.22%    0.70%
2012. MRP*- contract charge 0.65% (b)   $    77.96     274       $21,387     13.17%    0.69%
2011. MRP*- contract charge 0.65% (b)   $    68.89     288       $19,852      2.48%    0.73%
2010. MRP*- contract charge 0.65% (b)   $    67.23     327       $21,988     34.39%    0.67%
2009. MRP*- contract charge 0.65% (b)   $    50.02     321       $16,076     47.83%    0.87%

MID CAP GROWTH STOCK ACCOUNT
2013. Institutional                     $55,973.12      --(d)    $   778     34.08%    0.05%
2012. Institutional                     $41,745.15      --(d)    $   634     13.90%    0.04%
2011. Institutional                     $36,649.94      --(d)    $   550      3.14%    0.08%
2010. Institutional                     $35,533.04      --(d)    $   569     35.25%    0.02%
2009. Institutional                     $26,272.05      --(d)    $ 2,522     48.76%    0.22%

SEPARATE ACCOUNT NO. 66/+/
ALL ASSET AGGRESSIVE-ALT 25
2013. MRP*, 0.03% (b)                   $    11.84       1       $     9     18.05%    0.03%
2012. MRP*, 0.01% (b)(c)                $    10.03      -- (d)   $     2      6.03%    0.01%

                                    FSA-84

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

8. Financial Highlights (Continued)

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                                         UNITS     ACCUMULATION
                                                               UNIT   OUTSTANDING   UNIT VALUE   TOTAL   EXPENSE
                                                               VALUE    (000'S)      (000'S)    RETURN** RATIO***
                                                              ------- -----------  ------------ -------- --------

ALL ASSET GROWTH -ALT 20
2013.................................... MRP*, 0.03% (b)      $ 11.46       -- (d)   $     1     14.03%    0.03%
2012.................................... MRP*, 0.01% (b)(c)   $ 10.05        6       $    63      5.13%    0.01%

ALL ASSET MODERATE GROWTH-ALT 15
2013.................................... MRP*, 0.03% (b)(c )  $ 11.13       -- (d)   $     2     11.08%    0.03%

AXA AGGRESSIVE ALLOCATION
-------------------------
2013.................................... MRP*, 0.03% (b)      $ 11.58      203       $ 2,355     26.42%    0.03%
2012.................................... MRP*, 0.01% (b)      $  9.16      192       $ 1,757     14.07%    0.01%
2011.................................... MRP*, 0.01% (b)      $  8.03      243       $ 1,947     (7.49)%   0.01%
2010.................................... MRP*, 0.00% (b)      $  8.68      234       $ 2,031     13.17%    0.00%
2009.................................... MRP*, 0.00% (b)      $  7.67      169       $ 1,294     27.20%    0.00%

AXA CONSERVATIVE ALLOCATION
---------------------------
2013.................................... MRP*, 0.03% (b)      $ 11.84      131       $ 1,546      4.32%    0.03%
2012.................................... MRP*, 0.01% (b)      $ 11.35      157       $ 1,778      4.51%    0.01%
2011.................................... MRP*, 0.01% (b)      $ 10.86      147       $ 1,595      1.88%    0.01%
2010.................................... MRP*, 0.00% (b)      $ 10.66      104       $ 1,111      7.35%    0.00%
2009.................................... MRP*, 0.00% (b)      $  9.93       87       $   868      9.72%    0.00%

AXA CONSERVATIVE-PLUS ALLOCATION
--------------------------------
2013.................................... MRP*, 0.03% (b)      $ 11.93      104       $ 1,238     10.16%    0.03%
2012.................................... MRP*, 0.01% (b)      $ 10.83       81       $   876      7.44%    0.01%
2011.................................... MRP*, 0.01% (b)      $ 10.08       66       $   665     (0.79)%   0.01%
2010.................................... MRP*, 0.00% (b)      $ 10.16       65       $   662      9.13%    0.00%
2009.................................... MRP*, 0.00% (b)      $  9.31       59       $   545     14.37%    0.00%

AXA MODERATE ALLOCATION
-----------------------
2013.................................... MRP*, 0.03% (b)      $ 11.73    1,486       $17,439     13.01%    0.03%
2012.................................... MRP*, 0.01% (b)      $ 10.38    1,377       $14,285      8.81%    0.01%
2011.................................... MRP*, 0.01% (b)      $  9.54    1,229       $11,720     (2.35)%   0.01%
2010.................................... MRP*, 0.00% (b)      $  9.77    1,066       $10,422      9.90%    0.00%
2009.................................... MRP*, 0.00% (b)      $  8.89      740       $ 6,580     16.97%    0.00%

AXA MODERATE-PLUS ALLOCATION
----------------------------
2013.................................... MRP*, 0.03% (b)      $ 11.76       88       $ 1,030     19.76%    0.03%
2012.................................... MRP*, 0.01% (b)      $  9.82       78       $   765     11.59%    0.01%
2011.................................... MRP*, 0.01% (b)      $  8.80      160       $ 1,405     (4.97)%   0.01%
2010.................................... MRP*, 0.00% (b)      $  9.26      190       $ 1,762     11.57%    0.00%
2009.................................... MRP*, 0.00% (b)      $  8.30       81       $   676     21.88%    0.00%

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
-------------------------------------
2013.................................... RIA*, 0.05% (b)      $355.67        1       $   415     38.10%    0.05%
                                         MRP*, 0.03% (b)      $ 13.87       12       $   170     38.15%    0.03%
2012.................................... RIA*, 0.05% (b)      $257.54        1       $   316     15.53%    0.05%
                                         MRP*, 0.01% (b)(c)   $ 10.04       -- (d)   $    --      8.89%    0.01%
2011.................................... RIA*, 0.05% (b)      $222.92        1       $   311     (0.45)%   0.05%
2010.................................... RIA*, 0.05% (b)      $223.93        1       $   288     33.51%    0.05%
2009.................................... RIA*, 0.05% (b)      $167.72        1       $   220     35.95%    0.05%

EQ/BLACKROCK BASIC VALUE EQUITY
-------------------------------
2013.................................... RIA*, 0.00% (b)      $323.07       -- (d)   $    87     37.73%    0.00%
2012.................................... RIA*, 0.00% (b)      $234.57       -- (d)   $    27     13.64%    0.00%
2011.................................... RIA*, 0.00% (b)      $206.42        1       $   112     (3.11)%   0.00%
2010.................................... RIA*, 0.00% (b)      $213.04       -- (d)   $   101     12.29%    0.00%
2009.................................... RIA*, 0.00% (b)      $189.73        1       $   157     30.28%    0.00%

EQ/BOSTON ADVISORS EQUITY INCOME
--------------------------------
2013.................................... MRP*, 0.03% (b)      $ 13.15       18       $   237     31.76%    0.03%
2012.................................... MRP*, 0.01% (b)(c)   $  9.98        8       $    84      6.74%    0.01%

                                    FSA-85

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

8. Financial Highlights (Continued)

                                                                             YEARS ENDED DECEMBER 31,
                                                                --------------------------------------------------
                                                                           UNITS     ACCUMULATION
                                                                 UNIT   OUTSTANDING   UNIT VALUE   TOTAL   EXPENSE
                                                                 VALUE    (000'S)      (000'S)    RETURN** RATIO***
                                                                ------- -----------  ------------ -------- --------

EQ/CALVERT SOCIALLY RESPONSIBLE
-------------------------------
2013....................................... RIA*, 0.00% (b)     $140.06       -- (d)        --     34.34%    0.00%
                                            MRP*, 0.03% (b)     $ 11.80      242       $ 2,859     34.24%    0.03%
2012....................................... RIA*, 0.00% (b)     $104.26       -- (d)        --     16.74%    0.00%
                                            MRP*, 0.01% (b)     $  8.79      275       $ 2,417     16.73%    0.01%
2011....................................... RIA*, 0.00% (b)     $ 89.31       -- (d)        --      0.27%    0.00%
                                            MRP*, 0.01% (b)     $  7.53      251       $ 1,889      0.27%    0.01%
2010....................................... RIA*, 0.00% (b)     $ 89.07       -- (d)        --     12.52%    0.00%
                                            MRP*, 0.00% (b)     $  7.51      272       $ 2,043     12.59%    0.00%
2009....................................... RIA*, 0.00% (b)     $ 79.16       -- (d)        --     30.89%    0.00%
                                            MRP*, 0.00% (b)     $  6.67      249       $ 1,659     30.78%    0.00%

EQ/CAPITAL GUARDIAN RESEARCH
----------------------------
2013....................................... RIA*, 0.00% (b)     $214.43       -- (d)   $    55     31.77%    0.00%
                                            MRP*, 0.03% (b)     $ 26.40      279       $ 7,370     31.74%    0.03%
2012....................................... RIA*, 0.00% (b)     $162.73       -- (d)   $    39     17.40%    0.00%
                                            MRP*, 0.01% (b)     $ 20.04      329       $ 6,600     17.40%    0.01%
2011....................................... RIA*, 0.00% (b)     $138.61       -- (d)   $    44      4.01%    0.00%
                                            MRP*, 0.01% (b)     $ 17.07      341       $ 5,826      3.96%    0.01%
2010....................................... RIA*, 0.00% (b)     $133.27        1       $   117     15.80%    0.00%
                                            MRP*, 0.00% (b)     $ 16.42      339       $ 5,562     15.80%    0.00%
2009....................................... RIA*, 0.00% (b)     $115.09        1       $    96     31.46%    0.00%
                                            MRP*, 0.00% (b)     $ 14.18      385       $ 5,454     31.42%    0.00%

EQ/EQUITY 500 INDEX
-------------------
2013....................................... RIA*, 0.05% (b)     $537.51        1       $   756     31.45%    0.05%
                                            MRP*, 0.03% (b)     $ 13.36    1,700       $22,716     31.50%    0.03%
2012....................................... RIA*, 0.05% (b)     $408.92        2       $   679     15.18%    0.05%
                                            MRP*, 0.01% (b)     $ 10.16    1,759       $17,876     15.19%    0.01%
2011....................................... RIA*, 0.05% (b)     $355.04        2       $   881      1.71%    0.05%
                                            MRP*, 0.01% (b)     $  8.82    1,828       $16,126      1.50%    0.01%
2010....................................... RIA*, 0.05% (b)     $349.06        4       $ 1,479     14.61%    0.05%
                                            MRP*, 0.00% (b)     $  8.69    1,954       $16,977     14.34%    0.00%
2009....................................... RIA*, 0.05% (b)     $304.57        5       $ 1,572     26.12%    0.05%
                                            MRP*, 0.00% (b)     $  7.60    2,024       $15,377     25.83%    0.00%

EQ/EQUITY GROWTH PLUS
---------------------
2013....................................... RIA*, 0.00% (b)     $234.82       -- (d)   $   109     32.54%    0.00%
2012....................................... RIA*, 0.00% (b)     $177.17       -- (d)   $    82     14.24%    0.00%
2011....................................... RIA*, 0.00% (b)     $155.08       -- (d)   $    74     (6.19)%   0.00%
2010....................................... RIA*, 0.00% (b)     $165.32        1       $   159     15.26%    0.00%
2009....................................... RIA*, 0.00% (b)     $143.43        1       $   136     27.81%    0.00%

EQ/GAMCO MERGERS AND ACQUISITIONS
---------------------------------
2013....................................... MRP*, 0.03% (b)     $ 11.25       16       $   179     10.95%    0.03%
2012....................................... MRP*, 0.01% (b)(c)  $ 10.14       --       $    --      3.26%    0.01%

EQ/GAMCO SMALL COMPANY VALUE
----------------------------
2013....................................... MRP*, 0.03% (b)     $ 23.97      148       $ 3,544     39.04%    0.03%
2012....................................... MRP*, 0.01% (b)     $ 17.24      182       $ 3,145     17.84%    0.01%
2011....................................... MRP*, 0.01% (b)     $ 14.63      181       $ 2,646     (3.50)%   0.01%
2010....................................... MRP*, 0.00% (b)     $ 15.16      171       $ 2,599     32.63%    0.00%
2009....................................... MRP*, 0.00% (b)     $ 11.43      110       $ 1,255     41.46%    0.00%

EQ/GLOBAL MULTI-SECTOR EQUITY
-----------------------------
2013....................................... RIA*, 0.00% (b)     $511.33       -- (d)   $   213     20.36%    0.00%
                                            MRP*, 0.03% (b)     $ 14.37      133       $ 1,913     20.25%    0.03%
2012....................................... RIA*, 0.00% (b)     $424.84       -- (d)   $   210     16.98%    0.00%
                                            MRP*, 0.01% (b)     $ 11.95      161       $ 1,923     17.04%    0.01%

                                    FSA-86

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

8. Financial Highlights (Continued)

                                                                       YEARS ENDED DECEMBER 31,
                                                          --------------------------------------------------
                                                                     UNITS    ACCUMULATION
                                                           UNIT   OUTSTANDING  UNIT VALUE   TOTAL    EXPENSE
                                                           VALUE    (000'S)     (000'S)    RETURN**  RATIO***
                                                          ------- ----------- ------------ --------  --------

EQ/GLOBAL MULTI-SECTOR EQUITY (CONTINUED)
-----------------------------------------
2011.................................... RIA*, 0.00% (b)  $363.17       1       $   241     (12.31)%   0.00%
                                         MRP*, 0.01% (b)  $ 10.21     158       $ 1,612     (12.36)%   0.01%
2010.................................... RIA*, 0.00% (b)  $414.17       1       $   224      11.45%    0.00%
                                         MRP*, 0.00% (b)  $ 11.65     186       $ 2,166      11.48%    0.00%
2009.................................... RIA*, 0.00% (b)  $371.61       1       $   298      50.06%    0.00%
                                         MRP*, 0.00% (b)  $ 10.45     205       $ 2,144      50.14%    0.00%

EQ/INTERMEDIATE GOVERNMENT BOND
-------------------------------
2013.................................... RIA*, 0.05% (b)  $224.82      -- (d)   $     5      (1.69)%   0.05%
                                         MRP*, 0.03% (b)  $ 12.05     321       $ 3,867      (1.71)%   0.03%
2012.................................... RIA*, 0.05% (b)  $228.69      -- (d)   $     5       0.93%    0.05%
                                         MRP*, 0.01% (b)  $ 12.26     396       $ 4,856       0.99%    0.01%
2011.................................... RIA*, 0.05% (b)  $226.59      -- (d)   $    18       5.50%    0.05%
                                         MRP*, 0.01% (b)  $ 12.14     349       $ 4,236       5.29%    0.01%
2010.................................... RIA*, 0.05% (b)  $214.77      -- (d)   $    17       4.43%    0.05%
                                         MRP*, 0.00% (b)  $ 11.53     279       $ 3,212       4.25%    0.00%
2009.................................... RIA*, 0.05% (b)  $205.66      -- (d)   $    32      (2.08)%   0.05%
                                         MRP*, 0.00% (b)  $ 11.06     284       $ 3,141      (2.08)%   0.00%

EQ/INTERNATIONAL CORE PLUS
--------------------------
2013.................................... RIA*, 0.00% (b)  $156.95       1       $    90      17.52%    0.00%
                                         MRP*, 0.03% (b)  $ 14.10     209       $ 2,949      17.40%    0.03%
2012.................................... RIA*, 0.00% (b)  $133.55       1       $    93      16.31%    0.00%
                                         MRP*, 0.01% (b)  $ 12.01     230       $ 2,763      16.38%    0.01%
2011.................................... RIA*, 0.00% (b)  $114.82       1       $   100     (16.93)%   0.00%
                                         MRP*, 0.01% (b)  $ 10.32     239       $ 2,469     (16.98)%   0.01%
2010.................................... RIA*, 0.00% (b)  $138.22      -- (d)   $    56       9.22%    0.00%
                                         MRP*, 0.00% (b)  $ 12.43     259       $ 3,213       9.23%    0.00%
2009.................................... RIA*, 0.00% (b)  $126.55      -- (d)   $    16      35.33%    0.00%
                                         MRP*, 0.00% (b)  $ 11.38     307       $ 3,491      35.32%    0.00%

EQ/INTERNATIONAL EQUITY INDEX
-----------------------------
2013.................................... RIA*, 0.05% (b)  $190.88       4       $   698      21.41%    0.05%
                                         MRP*, 0.03% (b)  $ 21.46     563       $12,089      21.45%    0.03%
2012.................................... RIA*, 0.05% (b)  $157.22       4       $   612      16.21%    0.05%
                                         MRP*, 0.01% (b)  $ 17.67     613       $10,826      16.25%    0.01%
2011.................................... RIA*, 0.05% (b)  $135.29       4       $   541     (12.02)%   0.05%
                                         MRP*, 0.01% (b)  $ 15.20     656       $ 9,977     (11.99)%   0.01%
2010.................................... RIA*, 0.05% (b)  $153.78       6       $   897       5.43%    0.05%
                                         MRP*, 0.00% (b)  $ 17.27     723       $12,483       5.50%    0.00%
2009.................................... RIA*, 0.05% (b)  $145.86       7       $ 1,056      27.34%    0.05%
                                         MRP*, 0.00% (b)  $ 16.37     788       $12,911      27.39%    0.00%

EQ/INTERNATIONAL VALUE PLUS
---------------------------
2013.................................... RIA*, 0.00% (b)  $172.79       1       $   140      19.33%    0.00%
2012.................................... RIA*, 0.00% (b)  $144.80       1       $    80      17.47%    0.00%
2011.................................... RIA*, 0.00% (b)  $123.27       1       $    76     (16.17)%   0.00%
2010.................................... RIA*, 0.00% (b)  $147.04       1       $    84       6.07%    0.00%
2009.................................... RIA*, 0.00% (b)  $138.63       1       $    87      30.25%    0.00%

EQ/JPMORGAN VALUE OPPORTUNITIES
-------------------------------
2013.................................... RIA*, 0.00% (b)  $209.97      -- (d)   $    98      35.79%    0.00%
2012.................................... RIA*, 0.00% (b)  $154.63      -- (d)   $    73      16.05%    0.00%
2011.................................... RIA*, 0.00% (b)  $133.25       1       $    69      (5.23)%   0.00%
2010.................................... RIA*, 0.00% (b)  $140.60      -- (d)   $    44      12.32%    0.00%
2009.................................... RIA*, 0.00% (b)  $125.18      -- (d)   $    40      32.31%    0.00%

                                    FSA-87

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

8. Financial Highlights (Continued)

                                                                           YEARS ENDED DECEMBER 31,
                                                              -------------------------------------------------
                                                                         UNITS    ACCUMULATION
                                                               UNIT   OUTSTANDING  UNIT VALUE   TOTAL   EXPENSE
                                                               VALUE    (000'S)     (000'S)    RETURN** RATIO***
                                                              ------- ----------- ------------ -------- --------

EQ/LARGE CAP CORE PLUS
----------------------
2013.................................... RIA*, 0.00% (b)      $154.03       1        $   81     31.56%    0.00%
2012.................................... RIA*, 0.00% (b)      $117.08       1        $   61     14.99%    0.00%
2011.................................... RIA*, 0.00% (b)      $101.82      -- (d)    $   50     (4.24)%   0.00%
2010.................................... RIA*, 0.00% (b)      $106.33       1        $  106     14.19%    0.00%
2009.................................... RIA*, 0.00% (b)      $ 93.12       1        $   92     26.50%    0.00%

EQ/LARGE CAP GROWTH INDEX
-------------------------
2013.................................... RIA*, 0.00% (b)      $132.32      -- (d)    $   --     32.48%    0.00%
                                         MRP*, 0.03% (b)      $ 12.88       9        $  122     32.51%    0.03%
2012.................................... RIA*, 0.00% (b)      $ 99.88      -- (d)    $   --     14.73%    0.00%
                                         MRP*, 0.01% (b) (c)  $  9.72      -- (d)    $   --      5.19%    0.01%
2011.................................... RIA*, 0.00% (b)      $ 87.06      -- (d)    $    3      2.36%    0.00%
2010.................................... RIA*, 0.00% (b)      $ 85.05      -- (d)    $    3     15.95%    0.00%
2009.................................... RIA*, 0.00% (b)      $ 73.35       1        $   66     36.21%    0.00%

EQ/LARGE CAP GROWTH PLUS
------------------------
2013.................................... RIA*, 0.00% (b)      $210.47      -- (d)    $   31     35.39%    0.00%
                                         MRP*, 0.03% (b)      $  8.78     456        $4,002     35.29%    0.03%
2012.................................... RIA*, 0.00% (b)      $155.46      -- (d)    $   24     13.74%    0.00%
                                         MRP*, 0.01% (b)      $  6.49     593        $3,845     13.86%    0.01%
2011.................................... RIA*, 0.00% (b)      $136.68      -- (d)    $   28     (3.66)%   0.00%
                                         MRP*, 0.01% (b)      $  5.70     639        $3,642     (3.72)%   0.01%
2010.................................... RIA*, 0.00% (b)      $141.87      -- (d)    $   34     14.45%    0.00%
                                         MRP*, 0.00% (b)      $  5.92     655        $3,877     14.51%    0.00%
2009.................................... RIA*, 0.00% (b)      $123.96       2        $  267     34.86%    0.00%
                                         MRP*, 0.00% (b)      $  5.17     641        $3,314     34.64%    0.00%

EQ/LARGE CAP VALUE PLUS
-----------------------
2013.................................... RIA*, 0.00% (b)      $172.10       7        $1,272     32.47%    0.00%
                                         MRP*, 0.03% (b)      $ 15.99     561        $8,974     32.48%    0.03%
2012.................................... RIA*, 0.00% (b)      $129.92       8        $1,047     15.87%    0.00%
                                         MRP*, 0.01% (b)      $ 12.07     615        $7,423     15.83%    0.01%
2011.................................... RIA*, 0.00% (b)      $112.13       8        $  881     (4.81)%   0.00%
                                         MRP*, 0.01% (b)      $ 10.42     605        $6,304     (5.10)%   0.01%
2010.................................... RIA*, 0.00% (b)      $117.79       9        $1,097     12.90%    0.00%
                                         MRP*, 0.00% (b)      $ 10.98     645        $7,079     12.73%    0.00%
2009.................................... RIA*, 0.00% (b)      $104.33      11        $1,135     20.61%    0.00%
                                         MRP*, 0.00% (b)      $  9.74     687        $6,689     20.40%    0.00%

EQ/MFS INTERNATIONAL GROWTH
---------------------------
2013.................................... MRP*, 0.03% (b)      $ 11.83      32        $  375     13.64%    0.03%
2012.................................... MRP*, 0.01% (b)(c)   $ 10.41       3        $   29      7.99%    0.01%

EQ/MID CAP INDEX
----------------
2013.................................... RIA*, 0.00% (b)      $199.30      -- (d)    $   32     32.58%    0.00%
                                         MRP*, 0.03% (b)      $ 13.61      13        $  183     32.52%    0.03%
2012.................................... RIA*, 0.00% (b)      $150.33      -- (d)    $   22     17.08%    0.00%
                                         MRP*, 0.01% (b)(c)   $ 10.27       2        $   24      8.11%    0.01%
2011.................................... RIA*, 0.00% (b)      $128.40      -- (d)    $   25     (2.41)%   0.00%
2010.................................... RIA*, 0.00% (b)      $131.57      -- (d)    $   43     25.75%    0.00%
2009.................................... RIA*, 0.00% (b)      $104.63      -- (d)    $   29     36.27%    0.00%

EQ/MID CAP VALUE PLUS
---------------------
2013.................................... RIA*, 0.00% (b)      $277.49       1        $  224     33.08%    0.00%
                                         MRP*, 0.03% (b)      $ 21.88     395        $8,647     33.09%    0.03%
2012.................................... RIA*, 0.00% (b)      $208.52       1        $  167     18.63%    0.00%
                                         MRP*, 0.01% (b)      $ 16.44     439        $7,214     18.61%    0.01%

                                    FSA-88

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

8. Financial Highlights (Continued)

                                                                          YEARS ENDED DECEMBER 31,
                                                             --------------------------------------------------
                                                                        UNITS     ACCUMULATION
                                                              UNIT   OUTSTANDING   UNIT VALUE   TOTAL   EXPENSE
                                                              VALUE    (000'S)      (000'S)    RETURN** RATIO***
                                                             ------- -----------  ------------ -------- --------

EQ/MID CAP VALUE PLUS (CONTINUED)
---------------------------------
2011.................................... RIA*, 0.00% (b)     $175.78        1       $   182     (9.43)%   0.00%
                                         MRP*, 0.01% (b)     $ 13.86      454       $ 6,286     (9.47)%   0.01%
2010.................................... RIA*, 0.00% (b)     $194.08        1       $   244     22.46%    0.00%
                                         MRP*, 0.00% (b)     $ 15.31      481       $ 7,363     22.48%    0.00%
2009.................................... RIA*, 0.00% (b)     $158.48        2       $   239     35.85%    0.00%
                                         MRP*, 0.00% (b)     $ 12.50      583       $ 7,287     35.87%    0.00%

EQ/MONEY MARKET
---------------
2013.................................... RIA*, 0.05% (b)     $175.05       -- (d)   $    31     (0.05)%   0.05%
                                         MRP*, 0.03% (b)     $ 10.00    1,416       $14,149      0.00%    0.03%
2012.................................... RIA*, 0.05% (b)     $175.14       -- (d)   $    31     (0.05)%   0.05%
                                         MRP*, 0.01% (b)     $ 10.00    1,584       $15,837      0.00%    0.01%
2011.................................... RIA*, 0.05% (b)     $175.23       -- (d)   $    38     (0.05)%   0.05%
                                         MRP*, 0.01% (b)     $ 10.00     1447       $14,470      0.00%    0.01%
2010.................................... RIA*, 0.05% (b)     $175.32        1       $   101      0.05%    0.05%
                                         MRP*, 0.00% (b)     $ 10.00      980       $ 9,859      0.00%    0.00%
2009.................................... RIA*, 0.05% (b)     $175.24        1       $   153      0.25%    0.05%
                                         MRP*, 0.00% (a)(b)  $ 10.00      624       $ 6,245      0.00%    0.00%

EQ/MORGAN STANLEY MID CAP GROWTH
--------------------------------
2013.................................... MRP*, 0.03% (b)(c)  $ 14.03        2       $    33     38.50%    0.03%

EQ/PIMCO ULTRA SHORT BOND
-------------------------
2013.................................... MRP*, 0.03% (b)     $ 11.82      233       $ 2,753      0.08%    0.03%
2012.................................... MRP*, 0.01% (b)     $ 11.81      207       $ 2,447      1.46%    0.01%
2011.................................... MRP*, 0.01% (b)     $ 11.64      189       $ 2,203     (0.17)%   0.01%
2010.................................... MRP*, 0.00% (b)     $ 11.66      185       $ 2,157      0.87%    0.00%
2009.................................... MRP*, 0.00% (b)     $ 11.56      160       $ 1,855      7.94%    0.00%

EQ/QUALITY BOND PLUS
--------------------
2013.................................... RIA*, 0.05% (b)     $239.98       -- (d)   $    46     (2.33)%   0.05%
2012.................................... RIA*, 0.05% (b)     $245.70       -- (d)   $    46      2.61%    0.05%
2011.................................... RIA*, 0.05% (b)     $239.46       -- (d)   $    72      1.41%    0.05%
2010.................................... RIA*, 0.05% (b)     $236.13        1       $   138      6.42%    0.05%
2009.................................... RIA*, 0.05% (b)     $221.89        1       $   126      6.23%    0.05%

EQ/SMALL COMPANY INDEX
----------------------
2013.................................... MRP*, 0.03% (b)     $ 23.86      246       $ 5,871     37.36%    0.03%
2012.................................... MRP*, 0.01% (b)     $ 17.37      256       $ 4,452     15.57%    0.01%
2011.................................... MRP*, 0.01% (b)     $ 15.03      255       $ 3,828     (4.02)%   0.01%
2010.................................... MRP*, 0.00% (b)     $ 15.66      299       $ 4,680     25.78%    0.00%
2009.................................... MRP*, 0.00% (b)     $ 12.45      289       $ 3,593     26.14%    0.00%

EQ/T. ROWE PRICE GROWTH STOCK
-----------------------------
2013.................................... RIA*, 0.00% (b)     $ 15.50       -- (d)   $     2     37.90%    0.00%
                                         MRP*, 0.03% (b)     $ 13.46       12       $   166     37.91%    0.03%
2012.................................... RIA*, 0.00% (b)     $ 11.24       -- (d)   $     1     18.94%    0.00%
                                         MRP*, 0.01% (b)(c)  $  9.76        2       $    21      6.43%    0.01%
2011.................................... RIA*, 0.00% (b)     $  9.45        3       $    29     (1.97)%   0.00%
2010.................................... RIA*, 0.00% (b)     $  9.64       -- (d)   $     1     16.43%    0.00%
2009.................................... RIA*, 0.00% (b)     $  8.28       -- (d)   $     1     42.51%    0.00%

EQ/WELLS FARGO OMEGA GROWTH
---------------------------
2013.................................... RIA*, 0.00% (b)     $200.43        2       $   375     39.07%    0.00%
                                         MRP*, 0.03% (b)     $ 13.70       19       $   255     39.09%    0.03%
2012.................................... RIA*, 0.00% (b)     $144.12        2       $   236     20.43%    0.00%
                                         MRP*, 0.01% (b)(c)  $  9.85        4       $    39      7.42%    0.01%
2011.................................... RIA*, 0.00% (b)     $119.67        2       $   277     (5.87)%   0.00%

                                    FSA-89

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

8. Financial Highlights (Continued)

                                                                          YEARS ENDED DECEMBER 31,
                                                             -------------------------------------------------
                                                                        UNITS    ACCUMULATION
                                                              UNIT   OUTSTANDING  UNIT VALUE   TOTAL   EXPENSE
                                                              VALUE    (000'S)     (000'S)    RETURN** RATIO***
                                                             ------- ----------- ------------ -------- --------

EQ/WELLS FARGO OMEGA GROWTH (CONTINUED)
---------------------------------------
2010.................................... RIA*, 0.00% (b)     $127.13       1        $  122     17.29%    0.05%
2009.................................... RIA*, 0.00% (b)     $108.39       1        $  105     40.29%    0.05%

MULTIMANAGER CORE BOND
----------------------
2013.................................... MRP*, 0.03% (b)     $  9.79      80        $  778     (2.39)%   0.03%
2012.................................... MRP*, 0.01% (b)(c)  $ 10.03      50        $  503      0.00%    0.01%

MULTIMANAGER MULTI-SECTOR BOND
------------------------------
2013.................................... RIA*, 0.05% (b)     $219.55      -- (d)    $    2     (1.06)%   0.05%
                                         MRP*, 0.03% (b)     $  9.90      84        $  829     (0.90)%   0.03%
2012.................................... RIA*, 0.05% (b)     $221.90      -- (d)    $    2      5.28%    0.05%
                                         MRP*, 0.01% (b)     $  9.99     127        $1,265      5.27%    0.01%
2011.................................... RIA*, 0.05% (b)     $210.78      -- (d)    $    4      5.28%    0.05%
                                         MRP*, 0.01% (b)     $  9.49     115        $1,090      5.09%    0.01%
2010.................................... RIA*, 0.05% (b)     $200.21      -- (d)    $   77      6.84%    0.05%
                                         MRP*, 0.00% (b)     $  9.03     101        $  912      6.61%    0.00%
2009.................................... RIA*, 0.05% (b)     $187.39      -- (d)    $   87      9.86%    0.05%
                                         MRP*, 0.00% (b)     $  8.47      51        $  431      9.72%    0.00%

MULTIMANAGER SMALL CAP VALUE
----------------------------
2013.................................... RIA*, 0.00% (b)     $306.09       1        $  209     42.72%    0.00%
2012.................................... RIA*, 0.00% (b)     $214.47       1        $  147     16.77%    0.00%
2011.................................... RIA*, 0.00% (b)     $183.67       1        $  138     (9.02)%   0.00%
2010.................................... RIA*, 0.00% (b)     $201.87      -- (d)    $   99     24.50%    0.00%
2009.................................... RIA*, 0.00% (b)     $162.14      -- (d)    $   76     26.42%    0.00%

MULTIMANAGER TECHNOLOGY
-----------------------
2013.................................... RIA*, 0.00% (b)     $223.26      -- (d)    $   92     35.59%    0.00%
                                         MRP*, 0.03% (b)     $ 21.18     182        $3,856     35.51%    0.03%
2012.................................... RIA*, 0.00% (b)     $164.66       1        $  124     13.43%    0.00%
                                         MRP*, 0.01% (b)     $ 15.63     219        $3,419     13.43%    0.01%
2011.................................... RIA*, 0.00% (b)     $145.17       1        $  159     (4.81)%   0.00%
                                         MRP*, 0.01% (b)     $ 13.78     214        $2,945     (4.83)%   0.01%
2010.................................... RIA*, 0.00% (b)     $152.51      -- (d)    $  130     17.70%    0.00%
                                         MRP*, 0.00% (b)     $ 14.48     236        $3,401     17.72%    0.00%
2009.................................... RIA*, 0.00% (b)     $129.57       1        $  185     58.44%    0.00%
                                         MRP*, 0.00% (b)     $ 12.30     223        $2,742     58.51%    0.00%

TARGET 2015 ALLOCATION
----------------------
2013.................................... MRP*, 0.03% (b)     $ 11.43     204        $2,328     14.07%    0.03%
2012.................................... MRP*, 0.01% (b)     $ 10.02     183        $1,830     10.84%    0.01%
2011.................................... MRP*, 0.01% (b)     $  9.04     178        $1,609     (2.80)%   0.01%
2010.................................... MRP*, 0.00% (b)     $  9.30     218        $2,033     10.71%    0.00%
2009.................................... MRP*, 0.00% (b)     $  8.40     168        $1,414     20.34%    0.00%

TARGET 2025 ALLOCATION
----------------------
2013.................................... MRP*, 0.03% (b)     $ 11.60     213        $2,476     18.97%    0.03%
2012.................................... MRP*, 0.01% (b)     $  9.75     206        $2,007     12.85%    0.01%
2011.................................... MRP*, 0.01% (b)     $  8.64     230        $1,988     (3.89)%   0.01%
2010.................................... MRP*, 0.00% (b)     $  8.99     230        $2,064     11.96%    0.00%
2009.................................... MRP*, 0.00% (b)     $  8.03     155        $1,246     23.16%    0.00%

TARGET 2035 ALLOCATION
----------------------
2013.................................... MRP*, 0.03% (b)     $ 11.68     116        $1,357     22.30%    0.03%
2012.................................... MRP*, 0.01% (b)     $  9.55      90        $  858     14.10%    0.01%
2011.................................... MRP*, 0.01% (b)     $  8.37      57        $  478     (4.67)%   0.01%
2010.................................... MRP*, 0.00% (b)     $  8.78      46        $  404     12.71%    0.00%
2009.................................... MRP*, 0.00% (b)     $  7.79      31        $  238     25.65%    0.00%

                                    FSA-90

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

8. Financial Highlights (Concluded)

                                                                      YEARS ENDED DECEMBER 31,
                                                          ------------------------------------------------
                                                          UNIT      UNITS    ACCUMULATION
                                                          VALUE  OUTSTANDING  UNIT VALUE   TOTAL   EXPENSE
                                                                   (000'S)     (000'S)    RETURN** RATIO***
                                                          ------ ----------- ------------ -------- --------

TARGET 2045 ALLOCATION
----------------------
2013.................................... MRP*, 0.03% (b)  $11.59     92         $1,062     25.16%    0.03%
2012.................................... MRP*, 0.01% (b)  $ 9.26     60         $  553     15.46%    0.01%
2011.................................... MRP*, 0.01% (b)  $ 8.02     47         $  373     (5.54)%   0.01%
2010.................................... MRP*, 0.00% (b)  $ 8.49     38         $  325     13.20%    0.00%
2009.................................... MRP*, 0.00% (b)  $ 7.50     31         $  231     27.77%    0.00%

-----------
  (a)Units were made available on January 1, 2009.
  (b)Contract charge as described in footnote 7 included in these financial statements.
  (c)Units were made available on November 15, 2012. For investments with no units outstanding as of December 31, 2012, no 2012 activity is presented.
  (d)Amount rounds to less than 500 units.
  * For Separate Account No. 66, expenses as a percentage of Average Net Assets (at the rates indicated) for each period presented. Charges made directly to contractowner account through the redemption of units and expenses of the underlying fund have been excluded.
  ** This ratio represents the total return for the periods indicated, including changes in the value of the Portfolio, and expenses assessed through the reduction of unit value. This ratio does not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return would have been lower had such expenses been included in the calculation. Variable Investment Options with a date notation indicate the effective date of the Variable Investment Option. The total return is calculated for each period indicated from the effective date through the end of the reporting period. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.
  ***For Separate Accounts No. 10, 4, and 3, expenses as a percentage of average net assets (at the rates indicated) consisting of mortality and expense charges and other expenses for each period presented. The ratios included only those expenses that result in a direct reduction to unit values.
  (+)Rates charged for the year ended December 31, 2013 are reflected under "Contract Charges" shown for each unit value class in the Statement of Assets and Liabilities.

9. Investment Income Ratios

   Shown below are the Investment Income Ratios throughout the periods indicated for Separate Accounts No. 10, 4 and 3. The investment income ratio is calculated by taking the gross investment income earned divided by the average net assets of a fund during the periods indicated.

                            YEAR ENDED DECEMBER 31,
                         -----------------------------
                         2013  2012  2011  2010  2009
                         ----- ----- ----- ----- -----
Separate Account No. 10. 2.51% 2.90% 2.86% 3.68% 3.45%
Separate Account No. 4.. 1.71% 1.88% 1.54% 2.00% 1.69%
Separate Account No. 3.. 0.42% 0.43% 0.85% 1.50% 0.58%

  ---------
   Shown below is the investment income ratios throughout the periods indicated for Separate Account No. 66. This ratio represents the amount of dividend income, excluding distribution from net realized gains, received by the Variable Investment Options from the Portfolio, divided by the average net assets. This ratio excludes those expenses, such as asset-based charges, that result in direct reductions in the unit value. The recognition of dividend income by the Variable Investment Option is affected by the timing of the declaration of dividends by the Portfolio in which the Variable Investment Options invest.

                                       2013  2012  2011  2010  2009
                                       ----- ----- ----- ----- -----
All Asset Aggressive-Alt 25........... 2.89%    --    --    --    --
All Asset Growth-Alt 20............... 0.02% 4.76%    --    --    --
All Asset Moderate Growth-Alt 15...... 5.56%    --    --    --    --
AXA Aggressive Allocation............. 2.62% 0.80% 1.37% 1.92% 1.49%
AXA Conservative Allocation........... 0.91% 0.77% 2.19% 2.36% 2.53%
AXA Conservative-Plus Allocation...... 1.32% 0.95% 1.44% 2.04% 1.76%
AXA Moderate Allocation............... 1.69% 0.85% 1.62% 2.40% 1.76%
AXA Moderate-Plus Allocation.......... 2.15% 0.86% 1.38% 1.85% 1.87%
EQ/AllianceBernstein Small Cap Growth. 0.06% 0.20%    -- 0.06% 0.13%
EQ/BlackRock Basic Value Equity....... 2.43% 0.89% 1.42% 1.00% 2.21%

                                    FSA-91

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2013

9. Investment Income Ratios (Concluded)

                                   2013  2012  2011   2010  2009
                                   ----- ----- ----- ------ -----
EQ/Boston Advisors Equity Income.. 1.90% 4.90% 0.00%  0.00% 0.00%
EQ/Calvert Socially Responsible... 0.73% 1.03% 0.38%  0.05% 0.26%
EQ/Capital Guardian Research...... 1.33% 0.92% 0.73%  0.76% 1.19%
EQ/Equity 500 Index............... 1.47% 1.69% 1.47%  1.45% 2.06%
EQ/Equity Growth PLUS............. 0.50% 0.64% 0.15%  0.30% 0.93%
EQ/GAMCO Mergers And Acquisitions. 0.17%    --    --     --    --
EQ/GAMCO Small Company Value...... 0.27% 1.29% 0.07%  0.41% 0.48%
EQ/Global Multi-Sector Equity..... 0.75% 1.45% 1.71%  1.11% 1.37%
EQ/Intermediate Government Bond... 0.20% 0.26% 0.48%  1.18% 0.98%
EQ/International Core PLUS........ 0.83% 1.47% 2.64%  1.74% 3.27%
EQ/International Equity Index..... 2.22% 3.05% 2.99%  2.52% 2.76%
EQ/International Value PLUS....... 1.44% 1.83% 2.18%  0.77% 2.50%
EQ/JPMorgan Value Opportunities... 2.04% 0.92% 1.45%  1.34% 1.12%
EQ/Large Cap Core PLUS............ 0.52% 1.19% 0.59%  1.04% 4.57%
EQ/Large Cap Growth Index......... 4.42% 0.51% 0.88%  0.20% 2.12%
EQ/Large Cap Growth PLUS.......... 0.16% 0.56% 0.40%  0.36% 1.35%
EQ/Large Cap Value PLUS........... 1.04% 1.64% 1.17%  1.18% 2.29%
EQ/MFS International Growth....... 1.87% 1.75%    --     --    --
EQ/Mid Cap Index.................. 0.95% 1.86% 0.59%  0.80% 1.17%
EQ/Mid Cap Value PLUS............. 0.51% 1.25% 0.85%  0.94% 1.14%
EQ/Money Market...................    --    -- 0.01%     -- 0.01%
EQ/Morgan Stanley Mid Cap Growth..    --    --    --     --    --
EQ/PIMCO Ultra Short Bond......... 0.79% 0.56% 0.51%  0.36% 1.02%
EQ/Quality Bond PLUS.............. 0.37% 0.43% 2.09% 11.10% 1.96%
EQ/Small Company Index............ 0.96% 1.54% 0.66%  1.01% 1.42%
EQ/T. Rowe Price Growth Stock.....    --    --    --     --    --
EQ/Wells Fargo Omega Growth.......    -- 0.01%    --  0.01% 0.15%
Multimanager Core Bond............ 1.60% 0.72%    --     --    --
Multimanager Multi-Sector Bond.... 2.90% 2.15% 4.59%  3.82% 5.56%
Multimanager Small Cap Value...... 0.56% 0.56% 0.10%  0.16% 0.92%
Multimanager Technology...........    --    --    --     --    --
Target 2015 Allocation............ 1.40% 1.40% 1.44%  1.59% 4.61%
Target 2025 Allocation............ 1.28% 1.27% 1.28%  1.57% 4.65%
Target 2035 Allocation............ 1.45% 1.61% 1.46%  1.40% 4.81%
Target 2045 Allocation............ 1.59% 1.63% 1.45%  1.32% 4.99%

10.Subsequent Events

   All material subsequent transactions and events have been evaluated for the period from December 31, 2013 through the date on which the financial statements were issued. It has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

                                    FSA-92

PART II, ITEM 8.

                  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

           INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                     AXA EQUITABLE LIFE INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm............................................... F-1

Consolidated Financial Statements:
 Consolidated Balance Sheets, December 31, 2013 and 2012.............................................. F-2
 Consolidated Statements of Earnings (Loss), Years Ended December 31, 2013, 2012 and 2011............. F-3
 Consolidated Statements of Comprehensive Income (Loss), Years Ended December 31, 2013, 2012 and 2011. F-4
 Consolidated Statements of Equity, Years Ended December 31, 2013, 2012 and 2011...................... F-5
 Consolidated Statements of Cash Flows, Years Ended December 31, 2013, 2012 and 2011.................. F-6
 Notes to Consolidated Financial Statements........................................................... F-8

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings (loss), of comprehensive income (loss), of equity and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries ("the Company") at December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York

March 10, 2014

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2013 AND 2012

                                                      2013        2012
                                                   ----------  ----------
                                                       (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities available for sale, at fair
   value.......................................... $   29,419  $   33,607
  Mortgage loans on real estate...................      5,684       5,059
  Equity real estate, held for the production of
   income.........................................          3           4
  Policy loans....................................      3,434       3,512
  Other equity investments........................      1,863       1,643
  Trading securities..............................      4,221       2,309
  Other invested assets...........................      1,353       1,828
                                                   ----------  ----------
   Total investments..............................     45,977      47,962
Cash and cash equivalents.........................      2,283       3,162
Cash and securities segregated, at fair value.....        981       1,551
Broker-dealer related receivables.................      1,539       1,605
Deferred policy acquisition costs.................      3,874       3,728
Goodwill and other intangible assets, net.........      3,703       3,673
Amounts due from reinsurers.......................      3,934       3,847
Loans to affiliates...............................      1,088       1,037
Guaranteed minimum income benefit reinsurance
  asset, at fair value............................      6,747      11,044
Other assets......................................      4,418       5,095
Separate Accounts' assets.........................    108,857      94,139
                                                   ----------  ----------

TOTAL ASSETS...................................... $  183,401  $  176,843
                                                   ==========  ==========

LIABILITIES
Policyholders' account balances................... $   30,340  $   28,263
Future policy benefits and other policyholders
  liabilities.....................................     21,697      22,687
Broker-dealer related payables....................        538         664
Customers related payables........................      1,698       2,562
Amounts due to reinsurers.........................         71          75
Short-term and long-term debt.....................        468         523
Loans from affiliates.............................        825       1,325
Current and deferred income taxes.................      2,813       5,172
Other liabilities.................................      2,653       3,503
Separate Accounts' liabilities....................    108,857      94,139
                                                   ----------  ----------
   Total liabilities..............................    169,960     158,913
                                                   ----------  ----------

Commitments and contingent liabilities (Notes 2, 7, 10, 11, 12, 13, 16 and 17)

EQUITY
AXA Equitable's equity:
  Common stock, $1.25 par value, 2 million shares
   authorized, issued and outstanding.............          2           2
  Capital in excess of par value..................      5,934       5,992
  Retained earnings...............................      5,205       9,125
  Accumulated other comprehensive income (loss)...       (603)        317
                                                   ----------  ----------
   Total AXA Equitable's equity...................     10,538      15,436
                                                   ----------  ----------
Noncontrolling interest...........................      2,903       2,494
                                                   ----------  ----------
   Total equity...................................     13,441      17,930
                                                   ----------  ----------

TOTAL LIABILITIES AND EQUITY...................... $  183,401  $  176,843
                                                   ==========  ==========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                  CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                 YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

                                              2013       2012       2011
                                            --------  ---------  ---------
                                                     (IN MILLIONS)
REVENUES
Universal life and investment-type
  product policy fee income................ $  3,546  $   3,334  $   3,312
Premiums...................................      496        514        533
Net investment income (loss):
  Investment income (loss) from
   derivative instruments..................   (2,866)      (978)     2,374
  Other investment income (loss)...........    2,237      2,316      2,128
                                            --------  ---------  ---------
   Total net investment income (loss)......     (629)     1,338      4,502
                                            --------  ---------  ---------
Investment gains (losses), net:
  Total other-than-temporary impairment
   losses..................................      (81)       (96)       (36)
  Portion of loss recognized in other
   comprehensive income (loss).............       15          2          4
                                            --------  ---------  ---------
   Net impairment losses recognized........      (66)       (94)       (32)
  Other investment gains (losses), net.....      (33)        (3)       (15)
                                            --------  ---------  ---------
     Total investment gains (losses),
       net.................................      (99)       (97)       (47)
                                            --------  ---------  ---------
Commissions, fees and other income.........    3,823      3,574      3,631
Increase (decrease) in the fair value
  of the reinsurance contract asset........   (4,297)       497      5,941
                                            --------  ---------  ---------
     Total revenues........................    2,840      9,160     17,872
                                            --------  ---------  ---------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits....................    1,691      2,989      4,360
Interest credited to policyholders'
  account balances.........................    1,373      1,166        999
Compensation and benefits..................    1,743      1,672      2,263
Commissions................................    1,160      1,248      1,195
Distribution related payments..............      423        367        303
Amortization of deferred sales
  commissions..............................       41         40         38
Interest expense...........................       88        108        106
Amortization of deferred policy
  acquisition costs........................      580        576      3,620
Capitalization of deferred policy
  acquisition costs........................     (655)      (718)      (759)
Rent expense...............................      169        201        240
Amortization of other intangible assets....       24         24         24
Other operating costs and expenses.........    1,512      1,429      1,359
                                            --------  ---------  ---------
     Total benefits and other deductions...    8,149      9,102     13,748
                                            --------  ---------  ---------

Earnings (loss) from continuing
  operations, before income taxes.......... $ (5,309) $      58  $   4,124
Income tax (expense) benefit...............    2,073        158     (1,298)
                                            --------  ---------  ---------

Net earnings (loss)........................   (3,236)       216      2,826
  Less: net (earnings) loss
   attributable to the noncontrolling
   interest................................     (337)      (121)       101
                                            --------  ---------  ---------

Net Earnings (Loss) Attributable to AXA
  Equitable................................ $ (3,573) $      95  $   2,927
                                            ========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                 YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

                                                  2013      2012      2011
                                                --------  --------  --------
                                                        (IN MILLIONS)
COMPREHENSIVE INCOME (LOSS)
Net earnings (loss)............................ $ (3,236) $    216  $  2,826
                                                --------  --------  --------

Other comprehensive income (loss) net of
  income taxes:
   Change in unrealized gains (losses), net
     of reclassification adjustment............   (1,211)      580       366
   Change in defined benefit plans.............      299        26       (74)
                                                --------  --------  --------
     Total other comprehensive income
       (loss), net of income taxes.............     (912)      606       292
                                                --------  --------  --------

Comprehensive income (loss)....................   (4,148)      822     3,118
                                                --------  --------  --------

  Less: Comprehensive (income) loss
   attributable to noncontrolling interest.....     (345)     (113)      122
                                                --------  --------  --------

Comprehensive Income (Loss) Attributable to
  AXA Equitable................................ $ (4,493) $    709  $  3,240
                                                ========  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY
                 YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

                                                2013       2012       2011
                                             ---------  ---------  ---------
                                                      (IN MILLIONS)
  EQUITY
  AXA Equitable's Equity:
    Common stock, at par value, beginning
     and end of year........................ $       2  $       2  $       2
                                             ---------  ---------  ---------

    Capital in excess of par value,
     beginning of year......................     5,992      5,743      5,593
    Changes in capital in excess of par
     value..................................       (58)       249        150
                                             ---------  ---------  ---------
    Capital in excess of par value, end
     of year................................     5,934      5,992      5,743
                                             ---------  ---------  ---------

    Retained earnings, beginning of year....     9,125      9,392      6,844
    Net earnings (loss).....................    (3,573)        95      2,927
    Stockholder dividends...................      (347)      (362)      (379)
                                             ---------  ---------  ---------
    Retained earnings, end of year..........     5,205      9,125      9,392
                                             ---------  ---------  ---------

    Accumulated other comprehensive
     income (loss), beginning of year.......       317       (297)     (610)
    Other comprehensive income (loss).......      (920)       614        313
                                             ---------  ---------  ---------
    Accumulated other comprehensive
     income (loss), end of year.............      (603)       317       (297)
                                             ---------  ---------  ---------

     TOTAL AXA EQUITABLE'S EQUITY, END OF
       YEAR.................................    10,538     15,436     14,840
                                             ---------  ---------  ---------

  Noncontrolling interest, beginning of
    year....................................     2,494      2,703      3,118
  Purchase of AllianceBernstein Units by
    noncontrolling interest.................        --         --          1
  Purchase of noncontrolling interest in
    consolidated entity.....................        --         --        (31)
  Repurchase of AllianceBernstein Holding
    units...................................       (76)      (145)      (140)
  Net earnings (loss) attributable to
    noncontrolling interest.................       337        121       (101)
  Dividends paid to noncontrolling
    interest................................      (306)      (219)      (312)
  Dividend of AllianceBernstein Units by
    AXA Equitable to AXA Financial..........       113         --         --
  Other comprehensive income (loss)
    attributable to noncontrolling
    interest................................         8         (8)       (21)
  Other changes in noncontrolling interest..       333         42        189
                                             ---------  ---------  ---------

       Noncontrolling interest, end of
         year...............................     2,903      2,494      2,703
                                             ---------  ---------  ---------

  TOTAL EQUITY, END OF YEAR................. $  13,441  $  17,930  $  17,543
                                             =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

                                               2013       2012        2011
                                            ---------  ----------  ----------
                                                      (IN MILLIONS)
  Net earnings (loss)...................... $  (3,236) $      216  $    2,826
  Adjustments to reconcile net earnings
    (loss) to net cash provided by
    operating activities:
    Interest credited to policyholders'
     account balances......................     1,373       1,166         999
    Universal life and investment-type
     product policy fee income.............    (3,546)     (3,334)     (3,312)
    Net change in broker-dealer and
     customer related receivables/payables.      (740)        383         266
    (Income) loss related to derivative
     instruments...........................     2,866         978      (2,374)
    Change in reinsurance recoverable
     with affiliate........................      (176)       (207)       (242)
    Investment (gains) losses, net.........        99          97          47
    Change in segregated cash and
     securities, net.......................       571        (272)       (170)
    Change in deferred policy acquisition
     costs.................................       (74)       (142)      2,861
    Change in future policy benefits.......      (384)        876       2,110
    Change in current and deferred income
     taxes.................................    (1,754)       (254)      1,226
    Real estate related write-off charges..        56          42           5
    Change in the fair value of the
     reinsurance contract asset............     4,297        (497)     (5,941)
    Amortization of deferred compensation..       159          22         418
    Amortization of deferred sales
     commission............................        41          40          38
    Amortization of reinsurance cost.......       280          47         211
    Other depreciation and amortization....       122         157         146
    Amortization of other intangibles......        24          24          24
    Other, net.............................       180        (122)        (76)
                                            ---------  ----------  ----------

  Net cash provided by (used in)
    operating activities...................       158        (780)       (938)
                                            ---------  ----------  ----------

  Cash flows from investing activities:
    Maturities and repayments of fixed
     maturities and mortgage loans on
     real estate...........................     3,691       3,551       3,435
    Sales of investments...................     3,442       1,951       1,141
    Purchases of investments...............    (7,956)     (7,893)     (7,970)
    Cash settlements related to
     derivative instruments................    (2,500)       (287)      1,429
    Change in short-term investments.......        --          34          16
    Decrease in loans to affiliates........         5           4          --
    Additional loans to affiliates.........       (56)         --          --
    Investment in capitalized software,
     leasehold improvements and EDP
     equipment.............................       (67)        (66)       (104)
    Other, net.............................        12          14          25
                                            ---------  ----------  ----------

  Net cash provided by (used in)
    investing activities...................    (3,429)     (2,692)     (2,028)
                                            ---------  ----------  ----------

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011
                                  (CONTINUED)

                                                2013      2012      2011
                                              --------  --------  --------
                                                      (IN MILLIONS)
    Cash flows from financing activities:
      Policyholders' account balances:
       Deposits.............................. $  5,469  $  5,437  $  4,461
       Withdrawals and transfers to
         Separate Accounts...................   (1,188)     (982)     (821)
      Change in short-term financings........      (55)     (122)      220
      Change in collateralized pledged
       liabilities...........................     (663)     (288)      989
      Change in collateralized pledged
       assets................................      (18)       (5)       99
      Repayment of Loans from Affiliates.....     (500)       --        --
      Capital contribution...................       --       195        --
      Shareholder dividends paid.............     (234)     (362)     (379)
      Repurchase of AllianceBernstein
       Holding units.........................     (113)     (238)     (221)
      Distribution to noncontrolling
       interest in consolidated subsidiaries.     (306)     (219)     (312)
      Other, net.............................       --        (9)        2
                                              --------  --------  --------

    Net cash provided by (used in)
      financing activities...................    2,392     3,407     4,038
                                              --------  --------  --------

    Change in cash and cash equivalents......     (879)      (65)    1,072
    Cash and cash equivalents, beginning of
      year...................................    3,162     3,227     2,155
                                              --------  --------  --------

    Cash and Cash Equivalents, End of Year... $  2,283  $  3,162  $  3,227
                                              ========  ========  ========

    Supplemental cash flow information:
      Interest Paid.......................... $     91  $    107  $    107
                                              ========  ========  ========
      Income Taxes (Refunded) Paid........... $   (214) $    271  $     36
                                              ========  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1) ORGANIZATION

   AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is an indirect, wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is an indirect wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

   The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

   Insurance

   The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products and variable and fixed-interest annuity products principally to individuals and small and medium size businesses and professional and trade associations. This segment also includes Separate Accounts for individual insurance and annuity products.

   The Company's insurance business is conducted principally by AXA Equitable.

   Investment Management

   The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AllianceBernstein"). AllianceBernstein provides research, diversified investment management and related services globally to a broad range of clients. This segment also includes institutional Separate Accounts principally managed by AllianceBernstein that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

   AllianceBernstein is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AllianceBernstein is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AllianceBernstein are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

   At December 31, 2013 and 2012, the Company's economic interest in AllianceBernstein was 32.7% and 39.5%, respectively. At December 31, 2013 and 2012, respectively, AXA and its subsidiaries' economic interest in AllianceBernstein (including AXA Financial Group) was approximately 63.7% and 65.5%. AXA Equitable as the General Partner of the limited partnership consolidates AllianceBernstein in the Company's consolidated financial statements.

   In the first quarter of 2011, AXA sold its 50% interest in AllianceBernstein's consolidated Australian joint venture to an unaffiliated third party as part of a larger transaction. On March 31, 2011, AllianceBernstein purchased that 50% interest from the unaffiliated third party, making this Australian entity an indirect wholly-owned subsidiary. AllianceBernstein purchased the remaining 50% interest for $21 million. As a result, the Company's Noncontrolling interest decreased $27 million and AXA Equitable's equity increased $6 million.

2) SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation and Principles of Consolidation

   The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

   The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AllianceBernstein; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

   Accounting for Variable Annuities with GMDB and GMIB Features

   Future claims exposure on products with guaranteed minimum death benefit ("GMDB") and guaranteed minimum income benefit ("GMIB") features are sensitive to movements in the equity markets and interest rates. The Company has in place various hedging programs utilizing derivatives that are designed to mitigate the impact of movements in equity markets and interest rates. Under U.S. GAAP, the accounting for these various hedging programs do not qualify for hedge accounting treatment. As a result, changes in the value of the derivatives will be recognized in the period in which they occur while offsetting changes in reserves and deferred policy acquisition costs ("DAC") will be recognized over time in accordance with policies described below under "Policyholders' Account Balances and Future Policy Benefits" and "DAC". These differences in recognition contribute to earnings volatility.

   GMIB reinsurance contracts are used to cede to affiliated and non-affiliated reinsurers a portion of the exposure on variable annuity products that offer the GMIB feature. Under U.S. GAAP, the GMIB reinsurance contracts are accounted for as derivatives and are reported at fair value. Under U.S. GAAP, gross reserves for GMIB are calculated on the basis of assumptions related to projected benefits and related contract charges over the lives of the contracts and therefore will not immediately reflect the offsetting impact on future claims exposure resulting from the same capital market and/or interest rate fluctuations that cause gains or losses on the fair value of the GMIB reinsurance contracts. The changes in the fair value of the GMIB reinsurance contracts are recorded in the period in which they occur while offsetting changes in gross reserves and DAC for GMIB are recognized over time in accordance with policies described below under "Policyholders' Account Balances and Future Policy Benefits" and "DAC". These differences in recognition contribute to earnings volatility.

   Accounting and Consolidation of VIE's

   At December 31, 2013 and 2012, respectively, the Insurance Group's General Account held $3 million and $1 million of investment assets issued by VIEs and determined to be significant variable interests under Financial Accounting Standards Board ("FASB") guidance Consolidation of Variable Interest Entities -- Revised. At December 31, 2013 and 2012, respectively, as reported in the consolidated balance sheet, these investments included $3 million and $1 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2013 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

   For all new investment products and entities developed by AllianceBernstein (other than Collaterized Debt Obligations ("CDOs"), AllianceBernstein first determines whether the entity is a VIE, which involves determining an entity's variability and variable interests, identifying the holders of the equity investment at risk and assessing the five characteristics of a VIE. Once an entity has been determined to be a VIE, AllianceBernstein then identifies the primary beneficiary of the VIE. If AllianceBernstein is deemed to be the primary beneficiary of the VIE, then AllianceBernstein and the Company consolidate the entity.

   AllianceBernstein provides seed capital to its investment teams to develop new products and services for their clients. AllianceBernstein's original seed investment typically represents all or a majority of the equity investment in the new product is temporary in nature. AllianceBernstein evaluates its seed investments on a quarterly basis and consolidates such investments as required pursuant to U.S. GAAP.

   Management of AllianceBernstein reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that AllianceBernstein is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

   AllianceBernstein earned investment management fees on client AUM of these entities but derived no other benefit from those assets and cannot utilize those assets in its operations.

   At December 31, 2013, AllianceBernstein had significant variable interests in certain other structured products and hedge funds with approximately $26 million in client AUM. However, these VIEs do not require consolidation because management has determined that AllianceBernstein is not the primary beneficiary of the expected losses or expected residual returns of these entities. AllianceBernstein's maximum exposure to loss in these entities is limited to its investments of $200,000 in and prospective investment management fees earned from these entities.

   Consolidations

   All significant intercompany transactions and balances have been eliminated in consolidation. The years "2013", "2012" and "2011" refer to the years ended December 31, 2013, 2012 and 2011, respectively.

   Adoption of New Accounting Pronouncements

   In February 2013, the FASB issued new guidance to improve the reporting of reclassifications out of accumulated other comprehensive income ("AOCI"). The amendments in this guidance require an entity to report the effect of significant reclassifications out of AOCI on the respective line items in the statement of earnings (loss) if the amount being reclassified is required to be reclassified in its entirety to net earnings (loss). For other amounts that are not required to be reclassified in their entirety to net earnings in the same reporting period, an entity is required to cross-reference other disclosures that provide additional detail about those amounts. The guidance requires disclosure of reclassification information either in the notes or the face of the financial statements provided the information is presented in one location. This guidance was effective for interim and annual periods beginning after December 31, 2012. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements. These new disclosures have been included in the Notes to the Company's consolidated financial statements, as appropriate.

   In July 2012, the FASB issued new guidance on testing indefinite-lived intangible assets for impairment. The guidance is intended to reduce the cost and complexity of the annual indefinite-lived intangible assets impairment test by providing entities with the option of performing a "qualitative" assessment to determine whether further impairment testing is necessary. The guidance was effective for annual and interim indefinite-lived intangible assets impairment tests performed for fiscal years beginning after September 15, 2012. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In December 2011, the FASB issued new and enhanced disclosures about offsetting (netting) of financial instruments and derivatives, including repurchase/reverse repurchase agreements and securities lending/borrowing arrangements, to converge with those required by International Financial Reporting Standards ("IFRS"). The disclosures require presentation in tabular format of gross and net information about assets and liabilities that either are offset (presented net) on the balance sheet or are subject to master netting agreements or similar arrangements providing rights of setoff, such as global master repurchase, securities lending, and derivative clearing agreements, irrespective of whether the assets and liabilities are offset. Financial instruments subject only to collateral agreements are excluded from the scope of these requirements, however, the tabular disclosures are required to include the fair values of financial collateral, including cash, related to master netting agreements or similar arrangements. In January 2013, the FASB issued new guidance limiting the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. This guidance was effective for interim and annual periods beginning after January 1, 2013 and was applied retrospectively to all comparative prior periods presented. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements. These new disclosures have been included in the Notes to the Company's consolidated financial statements, as appropriate.

   In September 2011, the FASB issued new guidance on testing goodwill for impairment. The guidance is intended to reduce the cost and complexity of the annual goodwill impairment test by providing entities with the option of performing a "qualitative" assessment to determine whether further impairment testing is necessary. The guidance was effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In June 2011, the FASB issued new guidance to amend the existing alternatives for presenting Other comprehensive income (loss) ("OCI") and its components in financial statements. The amendments eliminate the current option to report OCI and its components in the statement of changes in equity. An entity can elect to present items of net earnings (loss) and OCI in one continuous statement or in two separate, but consecutive statements. This guidance will not change the items that constitute net earnings (loss) and OCI, when an item of OCI must be reclassified to net earnings (loss). This guidance was effective for interim and annual periods beginning after December 15, 2011. Consistent with this guidance, the Company currently presents items of net earnings (loss) and OCI in two consecutive statements.

   In May 2011, the FASB amended its guidance on fair value measurements and disclosure requirements to enhance comparability between U.S. GAAP and IFRS. The changes to the existing guidance include how and when the valuation premise of highest and best use applies, the application of premiums and discounts, as well as new required disclosures. This guidance was effective for reporting periods beginning after December 15, 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements. These new disclosures have been included in the Notes to the Company's consolidated financial statements, as appropriate.

   In April 2011, the FASB issued new guidance for a creditor's determination of whether a restructuring is a troubled debt restructuring ("TDR"). The new guidance provided additional guidance to creditors for evaluating whether a modification or restructuring of a receivable is a TDR. The new guidance required creditors to evaluate modifications and restructurings of receivables using a more principles-based approach, which may result in more modifications and restructurings being considered TDR. The financial reporting implications of being classified as a TDR are that the creditor is required to:

      . Consider the receivable impaired when calculating the allowance for credit losses; and

      . Provide additional disclosures about its troubled debt restructuring activities in accordance with the requirements of recently issued guidance on disclosures about the credit quality of financing receivables and the allowance for credit losses.

   The new guidance was effective for the first interim or annual period beginning on or after June 15, 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements. These new disclosures have been included in the Notes to the Company's consolidated financial statements, as appropriate.

   Future Adoption of New Accounting Pronouncements

   The FASB issued new guidance that allows investors to elect to use the proportional amortization method to account for investments in qualified affordable housing projects if certain conditions are met. Under this method, which replaces the effective yield method, an investor amortizes the cost of its investment, in proportion to the tax credits and other tax benefits it receives, to income tax expense. The guidance also introduces disclosure requirements for all investments in qualified affordable housing projects, regardless of the accounting method used for those investments. The guidance is effective for annual periods beginning after December 15, 2014. Management does not expect implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In July 2013, the FASB issued new guidance on the presentation of an unrecognized tax benefit when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists. The amendments in this guidance state that an unrecognized tax benefit, or a portion thereof, should be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward. An exception to this guidance would be where a net operating loss carryforward or similar tax loss or credit carryforward would not be available under the tax law to settle any additional income taxes that would result from the disallowance of a tax position, or the tax law does not require the entity to use, and the entity does not intend to use, the deferred tax asset for such purpose. In such a case, the unrecognized tax benefit should be presented in the financial statements as a liability and should not be combined with deferred tax assets. This guidance is effective for interim and annual periods beginning after December 15, 2013. Management does not expect implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   Closed Block

   As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

   Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the Superintendent of The New York State Department of Financial Services, (the "NYSDFS"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

   The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block's earnings.

   If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

   Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

   Investments

   The carrying values of fixed maturities classified as available-for-sale ("AFS") are reported at fair value. Changes in fair value are reported in OCI. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

   The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

   The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for other-than-temporary impairments ("OTTI"). Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance ("IUS") Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

   If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

   Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment gains (losses), net.

   Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

   Policy loans are stated at unpaid principal balances.

   Partnerships, investment companies and joint venture interests that the Company has control of and has a majority economic interest in (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported either with equity real estate or other equity investments, as appropriate. The Company records its interests in certain of these partnerships on a one quarter lag.

   Equity securities, which include common stock, and non-redeemable preferred stock classified as AFS securities, are carried at fair value and are included in other equity investments with changes in fair value reported in OCI.

   Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains (losses) reported in Net earnings (loss).

   Corporate owned life insurance ("COLI") has been purchased by the Company and certain subsidiaries on the lives of certain key employees and the Company and these subsidiaries are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2013 and 2012, the carrying value of COLI was $770 million and $715 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

   Short-term investments are reported at amortized cost that approximates fair value and are included in Other invested assets.

   Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

   All securities owned, including United States government and agency securities, mortgage-backed securities and futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

   Derivatives

   Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter market. All derivative positions are carried in the consolidated balance sheets at fair value, generally by obtaining quoted market prices or through the use of valuation models.

   Freestanding derivative contracts are reported in the consolidated balance sheets either as assets within "Other invested assets" or as liabilities within "Other liabilities." The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed. The Company uses derivatives to manage asset/liability risk but has not designated those economic relationships under the criteria to qualify for hedge accounting treatment. All changes in the fair value of the Company's freestanding derivative positions, including net receipts and payments, are included in "Investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

   The Company is a party to financial instruments and other contracts that contain "embedded" derivative instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are "clearly and closely related" to the economic characteristics of the remaining component of the "host contract" and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When those criteria are satisfied, the resulting embedded derivative is bifurcated from the host contract, carried in the consolidated balance sheets at fair value, and changes in its fair value are recognized immediately and captioned in the consolidated statements of earnings (loss) according to the nature of the related host contract. For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company instead may elect to carry the entire instrument at fair value.

   Valuation Allowances for Mortgage Loans:

   For commercial and agricultural loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

      . Loan-to-value ratio -- Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

      . Debt service coverage ratio -- Derived from actual net operating income divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

      . Occupancy -- Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

      . Lease expirations -- The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

      . Maturity -- Loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

      . Borrower/tenant related issues -- Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

      . Payment status -- current vs. delinquent -- A history of delinquent payments may be a cause for concern.

      . Property condition -- Significant deferred maintenance observed during Lender's annual site inspections.

      . Other -- Any other factors such as current economic conditions may call into question the performance of the loan.

   Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

   Mortgage loans also are individually evaluated quarterly by the IUS Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problems but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

   For problem mortgage loans a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific portion of the loss allowance is based on the Company's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

   Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

   Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2013 and 2012, the carrying values of commercial and agricultural mortgage loans on real estate that had been classified as nonaccrual loans were $93 million and $0 million for commercial and $0 million and $2 million for agricultural, respectively.

   Troubled Debt Restructuring

   When a loan modification is determined to be a troubled debt restructuring, the impairment of the loan is re-measured by discounting the expected cash flows to be received based on the modified terms using the loan's original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans. Additionally, the loan continues to be subject to the credit review process noted above.

   Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

   Net investment income (loss) and realized investment gains (losses), net (together "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

   Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

   Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income (loss).

   Unrealized investment gains (losses) on fixed maturities and equity securities designated as AFS held by the Company are accounted for as a separate component of AOCI, net of related deferred income taxes, amounts attributable to certain pension operations, Closed Blocks' policyholders dividend obligation, insurance liability loss recognition and DAC related to universal life ("UL") policies, investment-type products and participating traditional life policies.

   Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as AFS and do not reflect any change in fair value of policyholders' account balances and future policy benefits.

   Fair Value of Financial Instruments

   Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level1 Unadjusted quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level3 Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   The Company defines fair value as the unadjusted quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value cannot be substantiated by direct comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

   Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions. Under the terms of various service agreements, the Company often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued also are considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security- or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, the Company either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness.

   Recognition of Insurance Income and Related Expenses

   Premiums from UL and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

   Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

   For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

   Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

   DAC

   Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, reflecting incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

   After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings.

   In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance are examined regularly in determining the amortization of DAC. Due primarily to the significant decline in Separate Accounts balances during 2008 and a change in the estimate of average gross short-term annual return on Separate Accounts balances to 9.0%, future estimated gross profits at December 31, 2008 for certain issue years for the Accumulator(R) products were expected to be negative as the increases in the fair values of derivatives used to hedge certain risks related to these products would be recognized in current earnings while the related reserves do not fully and immediately reflect the impact of equity and interest market fluctuations. As required under U.S. GAAP, for those issue years with future estimated negative gross profits, the DAC amortization method was permanently changed in fourth quarter 2008 from one based on estimated gross profits to one based on estimated assessments for the Accumulator(R) products, subject to loss recognition testing. In second quarter 2011, the DAC amortization method was changed to one based on estimated assessments for all issue years for the Accumulator(R) products due to continued volatility of margins and the continued emergence of periods of negative margins.

   DAC associated with UL and investment-type products, other than Accumulator(R) products is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

   A significant assumption in the amortization of DAC on variable annuities and variable and interest-sensitive life insurance relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

   In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Currently, the average gross long-term return estimate is measured from December 31, 2008. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2013, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was

   9.0% (6.68)% net of product weighted average Separate Account fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (12.68)% net of product weighted average Separate Account fees) and 0.0% (-2.32% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

   If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization. At December 31, 2013, current projections of future average gross market returns assume a 0.0% annualized return for the next seven quarters, which is the minimum limitations grading to a reversion to the mean of 9.0% in fifteen quarters.

   In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization.

   Other significant assumptions underlying gross profit estimates for UL and investment type products relate to contract persistency and General Account investment spread.

   For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2013, the average rate of assumed investment yields, excluding policy loans, was 5.3% grading to 5.0% over 10 years. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date. Many of the factors that affect gross margins are included in the determination of the Company's dividends to these policyholders. DAC adjustments related to participating traditional life policies do not create significant volatility in results of operations as the Closed Block recognizes a cumulative policyholder dividend obligation expense in "Policyholders' dividends," for the excess of actual cumulative earnings over expected cumulative earnings as determined at the time of demutualization.

   DAC associated with non-participating traditional life policies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies is subject to recoverability testing as part of AXA Financial Group's premium deficiency testing. If a premium deficiency exists, DAC is reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

   Contractholder Bonus Interest Credits

   Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

   Policyholders' Account Balances and Future Policy Benefits

   Policyholders' account balances for UL and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

   The Company has issued and continues to offer certain variable annuity products with GMDB and Guaranteed income benefit ("GIB") features. The Company previously issued certain variable annuity products with Guaranteed withdrawal benefit for life ("GWBL") and other features. The Company also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that actual experience will be consistent with management's estimates.

   For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

   For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

   For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.9% for life insurance liabilities and from 1.57% to 11.25% for annuity liabilities.

   Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

   When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings.

   Policyholders' Dividends

   The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

   At December 31, 2013, participating policies, including those in the Closed Block, represent approximately 5.2% ($21,194 million) of directly written life insurance in-force, net of amounts ceded.

   Separate Accounts

   Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings (loss) less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of six Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as AFS in the accompanying consolidated financial statements.

   The investment results of Separate Accounts, including unrealized gains (losses), on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings (loss). For 2013, 2012 and 2011, investment results of such Separate Accounts were gains (losses) of $19,022 million, $10,110 million and $(2,928) million, respectively.

   Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

   The Company reports the General Account's interests in Separate Accounts as Other equity investments in the consolidated balance sheets.

   Recognition of Investment Management Revenues and Related Expenses

   Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by Sanford C. Bernstein & Co. LLC ("SCB LLC") for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those associated with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee which is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of a stated benchmark over a specified period of time. Performance-based fees are recorded as a component of revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and Sanford C. Bernstein Limited ("SCBL") for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

   Commissions paid to financial intermediaries in connection with the sale of shares of open-end AllianceBernstein sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AllianceBernstein's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2013 was not impaired.

   AllianceBernstein's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

   Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2013. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AllianceBernstein's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AllianceBernstein's management's best estimate of future cash flows discounted to a present value amount.

   Goodwill and Other Intangible Assets

   Goodwill represents the excess of the purchase price over the fair value of identifiable net assets of acquired companies, and relates principally to the Bernstein Acquisition and purchases of AllianceBernstein units. In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred.

   Intangible assets related to the Bernstein Acquisition and purchases of AllianceBernstein Units include values assigned to contracts of businesses acquired based on their estimated fair value at the time of acquisition, less accumulated amortization. These intangible assets are generally amortized on a straight-line basis over their estimated useful life of approximately 20 years. All intangible assets are periodically reviewed for impairment as events or changes in circumstances indicate that the carrying value may not be recoverable. If the carrying value exceeds fair value, additional impairment tests are performed to measure the amount of the impairment loss, if any.

   Other Accounting Policies

   Capitalized internal-use software, included in Other assets in the consolidated balance sheets, is amortized on a straight-line basis over the estimated useful life of the software that ranges between three and five years. If an impairment is determined to have occurred, software capitalization is accelerated for the remaining balance deemed to be impaired.

   AXA Financial and certain of its consolidated subsidiaries and affiliates, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

3) INVESTMENTS

   Fixed Maturities and Equity Securities

   The following table provides information relating to fixed maturities and equity securities classified as AFS:

                AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                           GROSS      GROSS
                                              AMORTIZED  UNREALIZED UNREALIZED               OTTI
                                                COST       GAINS      LOSSES   FAIR VALUE IN AOCI/(3)/
                                              ---------- ---------- ---------- ---------- -----------
                                                                   (IN MILLIONS)
DECEMBER 31, 2013:
------------------
Fixed Maturity Securities:
  Corporate.................................. $   21,516  $   1,387  $     213  $  22,690    $     --
  U.S. Treasury, government and agency.......      3,584         22        477      3,129          --
  States and political subdivisions..........        444         35          2        477          --
  Foreign governments........................        392         46          5        433          --
  Commercial mortgage-backed.................        971         10        265        716          23
  Residential mortgage-backed/(1)/...........        914         34          1        947          --
  Asset-backed/(2)/..........................        132         11          3        140           4
  Redeemable preferred stock.................        883         55         51        887          --
                                              ----------  ---------  ---------  ---------    --------
   Total Fixed Maturities....................     28,836      1,600      1,017     29,419          27

Equity securities............................         37         --          3         34          --
                                              ----------  ---------  ---------  ---------    --------

Total at December 31, 2013................... $   28,873  $   1,600  $   1,020  $  29,453    $     27
                                              ==========  =========  =========  =========    ========

December 31, 2012:
------------------
Fixed Maturity Securities:
  Corporate.................................. $   20,854  $   2,364  $      20  $  23,198    $     --
  U.S. Treasury, government and agency.......      4,664        517          1      5,180          --
  States and political subdivisions..........        445         85         --        530          --
  Foreign governments........................        454         76         --        530          --
  Commercial mortgage-backed.................      1,175         16        291        900          13
  Residential mortgage-backed/(1)/...........      1,864         85         --      1,949          --
  Asset-backed/(2)/..........................        175         12          5        182           5
  Redeemable preferred stock.................      1,089         60         11      1,138          --
                                              ----------  ---------  ---------  ---------    --------
   Total Fixed Maturities....................     30,720      3,215        328     33,607          18

Equity securities............................         23          1         --         24          --
                                              ----------  ---------  ---------  ---------    --------

Total at December 31, 2012................... $   30,743  $   3,216  $     328  $  33,631    $     18
                                              ==========  =========  =========  =========    ========

  /(1)/Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans. /(3)/Amounts represent OTTI losses in AOCI, which were not included in earnings (loss) in accordance with current accounting guidance.

   At December 31, 2013 and 2012, respectively, the Company had trading fixed maturities with an amortized cost of $243 million and $194 million and carrying values of $238 million and $202 million. Gross unrealized gains on trading fixed maturities were $2 million and $12 million and gross unrealized losses were $7 million and $4 million for 2013 and 2012, respectively.

   The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2013 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                      AVAILABLE-FOR-SALE FIXED MATURITIES
                  CONTRACTUAL MATURITIES AT DECEMBER 31, 2013

                                               Amortized
                                                 Cost     Fair Value
                                              ----------- ----------
                                                  (In Millions)
Due in one year or less...................... $       953  $     969
Due in years two through five................       7,786      8,387
Due in years six through ten.................      10,232     10,561
Due after ten years..........................       6,965      6,812
                                              -----------  ---------
   Subtotal..................................      25,936     26,729
Commercial mortgage-backed securities........         971        716
Residential mortgage-backed securities.......         914        947
Asset-backed securities......................         132        140
                                              -----------  ---------
Total........................................ $    27,953  $  28,532
                                              ===========  =========

   The following table shows proceeds from sales, gross gains (losses) from sales and OTTI for AFS fixed maturities during 2013, 2012 and 2011:

                                                    DECEMBER 31,
                                              ------------------------
                                                2013     2012    2011
                                              --------  ------  ------
                                                    (IN MILLIONS)
Proceeds from sales.......................... $  3,220  $  139  $  340
                                              ========  ======  ======
Gross gains on sales......................... $     71  $   13  $    6
                                              ========  ======  ======
Gross losses on sales........................ $    (88) $  (12) $   (9)
                                              ========  ======  ======
Total OTTI................................... $    (81) $  (96) $  (36)
Non-credit losses recognized in OCI..........       15       2       4
                                              --------  ------  ------
Credit losses recognized in earnings (loss).. $    (66) $  (94) $  (32)
                                              ========  ======  ======

   The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated and the corresponding changes in such amounts.

                  FIXED MATURITIES -- CREDIT LOSS IMPAIRMENTS

                                                                                         2013      2012
                                                                                       --------  --------
                                                                                          (IN MILLIONS)
Balances at January 1,................................................................ $   (372) $   (332)
Previously recognized impairments on securities that matured, paid, prepaid or sold...       67        54
Recognized impairments on securities
  impaired to fair value this period/(1)/.............................................       --        --
Impairments recognized this period on
  securities not previously impaired..................................................      (59)      (62)
Additional impairments this period on
  securities previously impaired......................................................       (6)      (32)
Increases due to passage of time on
  previously recorded credit losses...................................................       --        --
Accretion of previously recognized impairments due to increases in expected cash flows       --        --
                                                                                       --------  --------
Balances at December 31,.............................................................. $   (370) $   (372)
                                                                                       ========  ========

  /(1)/Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

   Net unrealized investment gains (losses) on fixed maturities and equity securities classified as AFS are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                                 DECEMBER 31,
                                              ------------------
                                                2013      2012
                                              -------  ---------
                                                 (IN MILLIONS)
AFS Securities:
  Fixed maturities:
   With OTTI loss............................ $   (28) $     (12)
   All other.................................     610      2,899
  Equity securities..........................      (3)         1
                                              -------  ---------
Net Unrealized Gains (Losses)................ $   579  $   2,888
                                              =======  =========

   Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net earnings (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

      NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                     AOCI GAIN
                                                                                                       (LOSS)
                                              NET UNREALIZED                           DEFERRED      RELATED TO
                                                  GAINS                                 INCOME     NET UNREALIZED
                                               (LOSSES) ON             POLICYHOLDERS   TAX ASSET     INVESTMENT
                                               INVESTMENTS      DAC     LIABILITIES   (LIABILITY)  GAINS (LOSSES)
                                              --------------  -------  -------------  -----------  --------------

                                                                         (IN MILLIONS)
BALANCE, JANUARY 1, 2013.....................   $        (12) $     1    $         4   $        2   $          (5)
Net investment gains (losses) arising during
  the period.................................            (14)      --             --           --             (14)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........             13       --             --           --              13
   Excluded from Net earnings (loss)/(1)/....            (15)      --             --           --             (15)
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................             --        1             --           --               1
   Deferred income taxes.....................             --       --             --            3               3
   Policyholders liabilities.................             --       --              6           --               6
                                                ------------  -------    -----------   ----------   -------------
BALANCE, DECEMBER 31, 2013...................   $        (28) $     2    $        10   $        5   $         (11)
                                                ============  =======    ===========   ==========   =============

BALANCE, JANUARY 1, 2012.....................   $        (47) $     5    $         6   $       12   $         (24)
Net investment gains (losses) arising during
  the period.................................              5       --             --           --               5
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........             32       --             --           --              32
   Excluded from Net earnings (loss)/(1)/....             (2)      --             --           --              (2)
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................             --       (4)            --           --              (4)
   Deferred income taxes.....................             --       --             --          (10)            (10)
   Policyholders liabilities.................             --       --             (2)          --              (2)
                                                ------------  -------    -----------   ----------   -------------
BALANCE, DECEMBER 31, 2012...................   $        (12) $     1    $         4   $        2   $          (5)
                                                ============  =======    ===========   ==========   =============

  /(1)/Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

          ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                                                                       AOCI GAIN
                                                                                                         (LOSS)
                                              NET UNREALIZED                            DEFERRED       RELATED TO
                                                  GAINS                                  INCOME      NET UNREALIZED
                                               (LOSSES) ON              POLICYHOLDERS   TAX ASSET      INVESTMENT
                                               INVESTMENTS       DAC     LIABILITIES   (LIABILITY)   GAINS (LOSSES)
                                              --------------  --------  -------------  -----------  ---------------
                                                                          (IN MILLIONS)
BALANCE, JANUARY 1, 2013.....................   $      2,900  $   (179)    $     (603)   $    (741) $         1,377
Net investment gains (losses) arising during
  the period.................................         (2,370)       --             --           --           (2,370)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........             62        --             --           --               62
   Excluded from Net earnings (loss)/(1)/....             15        --             --           --               15
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................             --        72             --           --               72
   Deferred income taxes.....................             --        --             --          651              651
   Policyholders liabilities.................             --        --            358           --              358
                                                ------------  --------     ----------    ---------  ---------------
BALANCE, DECEMBER 31, 2013...................   $        607  $   (107)    $     (245)   $     (90) $           165
                                                ============  ========     ==========    =========  ===============

BALANCE, JANUARY 1, 2012.....................   $      1,831  $   (207)    $     (385)   $    (433) $           806
Net investment gains (losses) arising during
  the period.................................          1,008        --             --           --            1,008
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........             59        --             --           --               59
   Excluded from Net earnings (loss)/(1)/....              2        --             --           --                2
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................             --        28             --           --               28
   Deferred income taxes.....................             --        --             --         (308)            (308)
   Policyholders liabilities.................             --        --           (218)          --             (218)
                                                ------------  --------     ----------    ---------  ---------------
BALANCE, DECEMBER 31, 2012...................   $      2,900  $   (179)    $     (603)   $    (741) $         1,377
                                                ============  ========     ==========    =========  ===============

  /(1)/Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

   The following tables disclose the fair values and gross unrealized losses of the 747 issues at December 31, 2013 and the 402 issues at December 31, 2012 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                               LESS THAN 12 MONTHS    12 MONTHS OR LONGER           TOTAL
                                              ---------------------  ---------------------  ---------------------
                                                           GROSS                  GROSS                  GROSS
                                                         UNREALIZED             UNREALIZED             UNREALIZED
                                              FAIR VALUE   LOSSES    FAIR VALUE   LOSSES    FAIR VALUE   LOSSES
                                              ---------- ----------  ---------- ----------  ---------- ----------

                                                                         (IN MILLIONS)
DECEMBER 31, 2013:
------------------
Fixed Maturity Securities:
  Corporate..................................   $  4,381    $  (187)   $    248    $   (26)   $  4,629  $    (213)
  U.S. Treasury, government and agency.......      2,645       (477)         --         --       2,645       (477)
  States and political subdivisions..........         36         (2)         --         --          36         (2)
  Foreign governments........................         68         (4)          7         (1)         75         (5)
  Commercial mortgage-backed.................         30         (5)        529       (260)        559       (265)
  Residential mortgage-backed................        260         (1)          1         --         261         (1)
  Asset-backed...............................          2         --          28         (3)         30         (3)
  Redeemable preferred stock.................        232        (49)         79         (2)        311        (51)
                                                --------    -------    --------    -------    --------  ---------

Total........................................   $  7,654    $  (725)   $    892    $  (292)   $  8,546  $  (1,017)
                                                ========    =======    ========    =======    ========  =========

December 31, 2012:
------------------
Fixed Maturity Securities:
  Corporate..................................   $    562    $    (5)   $    208    $   (15)   $    770  $     (20)
  U.S. Treasury, government and agency.......        513         (1)         --         --         513         (1)
  States and political subdivisions..........         20         --          --         --          20         --
  Foreign governments........................          6         --           2         --           8         --
  Commercial mortgage-backed.................          7         (3)        805       (288)        812       (291)
  Residential mortgage-backed................         27         --           1         --          28         --
  Asset-backed...............................          8         --          36         (5)         44         (5)
  Redeemable preferred stock.................        143         (1)        327        (10)        470        (11)
                                                --------    -------    --------    -------    --------  ---------

Total........................................   $  1,286    $   (10)   $  1,379    $  (318)   $  2,665  $    (328)
                                                ========    =======    ========    =======    ========  =========

   The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.3% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2013 and 2012 were $158 million and $138 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2013 and 2012, respectively, approximately $1,913 million and $2,095 million, or 6.6% and 6.8%, of the $28,836 million and $30,720 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $215 million and $224 million at December 31, 2013 and 2012, respectively.

   The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2013 and 2012, respectively, the Company owned $10 million and $17 million in RMBS backed by subprime residential mortgage loans, and $8 million and $11 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

   At December 31, 2013, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $17 million.

   At December 31, 2013 and 2012, respectively, the amortized cost of the Company's trading account securities was $4,225 million and $2,265 million with respective fair values of $4,221 million and $2,309 million. Also at December 31, 2013 and 2012, respectively, Other equity investments included the General Account's investment in Separate Accounts which had carrying values of $192 million and $58 million and costs of $183 million and $57 million as well as other equity securities with carrying values of $34 million and $24 million and costs of $37 million and $23 million.

   In 2013, 2012 and 2011, respectively, net unrealized and realized holding gains (losses) on trading account equity securities, including earnings (losses) on the General Account's investment in Separate Accounts, of $48 million, $69 million and $(42) million, respectively, were included in Net investment income (loss) in the consolidated statements of earnings (loss).

   Mortgage Loans

   The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $135 million and $126 million at December 31, 2013 and 2012, respectively. Gross interest income on these loans included in net investment income (loss) totaled $2 million, $7 million and $7 million in 2013, 2012 and 2011, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $7 million, $8 million and $7 million in 2013, 2012 and 2011, respectively.

   Troubled Debt Restructurings

   In 2011, one of the 2 loans shown in the table below was modified to interest only payments until October 5, 2013. On October 10, 2013, this loan was further modified to interest only payments through June 5, 2014, at which time the loan reverts to its normal amortizing payment. In 2012, the second loan was modified retroactive to the July 1, 2012 payment and was converted to interest only payments through maturity in August 2014. Due to the nature of the modifications, short-term principal amortization relief, the modifications have no financial impact. The fair market value of the underlying real estate collateral is the primary factor in determining the allowance for credit losses and as such, modifications of loan terms typically have no direct impact on the allowance for credit losses.

                  TROUBLED DEBT RESTRUCTURING - MODIFICATIONS
                               DECEMBER 31, 2013

                                              OUTSTANDING RECORDED INVESTMENT
                                     NUMBER  ----------------------------------
                                    OF LOANS PRE-MODIFICATION POST-MODIFICATION
                                    -------- ---------------- -----------------
                                                   (DOLLARS IN MILLIONS)
Commercial mortgage loans..........        2              126               135

   There were no default payments on the above loans during 2013.

   There were no agricultural troubled debt restructuring mortgage loans in 2013.

   Valuation Allowances for Mortgage Loans:

   Allowance for credit losses for mortgage loans for 2013, 2012 and 2011 are as follows:

                                              COMMERCIAL MORTGAGE LOANS
                                              -------------------------
                                                2013     2012     2011
                                              -------  -------  -------
                                                    (IN MILLIONS)
ALLOWANCE FOR CREDIT LOSSES:
Beginning Balance, January 1,................ $    34  $    32  $    18
   Charge-offs...............................      --       --       --
   Recoveries................................      (2)     (24)      (8)
   Provision.................................      10       26       22
                                              -------  -------  -------
Ending Balance, December 31,................. $    42  $    34  $    32
                                              =======  =======  =======

Ending Balance, December 31,:................
   Individually Evaluated for Impairment..... $    42  $    34  $    32
                                              =======  =======  =======

   There were no allowances for credit losses for agricultural mortgage loans in 2013, 2012 and 2011.

   The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value. The following tables provide information relating to the loan-to-value and debt service coverage ratio for commercial and agricultural mortgage loans at December 31, 2013 and 2012, respectively.

       MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2013

                                                         DEBT SERVICE COVERAGE RATIO
                                              --------------------------------------------------
                                                                                           LESS   TOTAL
                                               GREATER  1.8X TO 1.5X TO  1.2X TO  1.0X TO  THAN  MORTGAGE
                                              THAN 2.0X  2.0X    1.8X     1.5X     1.2X    1.0X   LOANS
                                              --------- ------- -------- -------- ------- ------ --------
                                                                     (IN MILLIONS)
LOAN-TO-VALUE RATIO:/(2)/
COMMERCIAL MORTGAGE LOANS/(1)/
  0% - 50%...................................  $    285  $   -- $     -- $     --  $   36 $   -- $    321
  50% - 70%..................................       360     573      671      533     135     --    2,272
  70% - 90%..................................       116      --      313      240     105    219      993
  90% plus...................................       135      --       --       60      27     48      270
                                               --------  ------ -------- --------  ------ ------ --------

Total Commercial Mortgage Loans..............  $    896  $  573 $    984 $    833  $  303 $  267 $  3,856
                                               ========  ====== ======== ========  ====== ====== ========
AGRICULTURAL MORTGAGE LOANS/(1)/
  0% - 50%...................................  $    185  $   82 $    214 $    410  $  208 $   49 $  1,148
  50% - 70%..................................       127      50      193      164     149     39      722
  70% - 90%..................................        --      --       --       --      --     --       --
  90% plus...................................        --      --       --       --      --     --       --
                                               --------  ------ -------- --------  ------ ------ --------

Total Agricultural Mortgage Loans............  $    312  $  132 $    407 $    574  $  357 $   88 $  1,870
                                               ========  ====== ======== ========  ====== ====== ========
TOTAL MORTGAGE LOANS/(1)/
  0% - 50%...................................  $    470  $   82 $    214 $    410  $  244 $   49 $  1,469
  50% - 70%..................................       487     623      864      697     284     39    2,994
  70% - 90%..................................       116      --      313      240     105    219      993
  90% plus...................................       135      --       --       60      27     48      270
                                               ========  ====== ======== ========  ====== ====== ========

Total Mortgage Loans.........................  $  1,208  $  705 $  1,391 $  1,407  $  660 $  355 $  5,726
                                               ========  ====== ======== ========  ====== ====== ========

  /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

                                Mortgage Loans by Loan-to-Value and Debt Service
                                                 Coverage Ratios
                                                December 31, 2012

                                                            Debt Service Coverage Ratio
                                              --------------------------------------------------------
                                                                                                Less     Total
                                               Greater  1.8x to  1.5x to   1.2x to   1.0x to    than    Mortgage
                                              than 2.0x  2.0x     1.8x      1.5x      1.2x      1.0x     Loans
Loan-to-Value Ratio:/(2)/                     --------- -------- -------- ---------- -------- -------- ----------
Commercial Mortgage Loans/(1)/                                           (In Millions)
  0% - 50%...................................  $    269 $     21 $     -- $       -- $     27 $     -- $      317
  50% - 70%..................................       370       75      619        655       --       --      1,719
  70% - 90%..................................        61      102      235        445      131       15        989
  90% plus...................................        --       --       --        156       89      165        410
                                               -------- -------- -------- ---------- -------- -------- ----------

Total Commercial Mortgage Loans..............  $    700 $    198 $    854 $    1,256 $    247 $    180 $    3,435
                                               ======== ======== ======== ========== ======== ======== ==========

Agricultural Mortgage Loans/(1)/
  0% - 50%...................................  $    179 $     84 $    211 $      308 $    177 $     49 $    1,008
  50% - 70%..................................       122       29      136        188      116       50        641
  70% - 90%..................................        --       --       --          1       --        8          9
  90% plus...................................        --       --       --         --       --       --         --
                                               -------- -------- -------- ---------- -------- -------- ----------

Total Agricultural Mortgage Loans............  $    301 $    113 $    347 $      497 $    293 $    107 $    1,658
                                               ======== ======== ======== ========== ======== ======== ==========

Total Mortgage Loans/(1)/
  0% - 50%...................................  $    448 $    105 $    211 $      308 $    204 $     49 $    1,325
  50% - 70%..................................       492      104      755        843      116       50      2,360
  70% - 90%..................................        61      102      235        446      131       23        998
  90% plus...................................        --       --       --        156       89      165        410
                                               -------- -------- -------- ---------- -------- -------- ----------

Total Mortgage Loans.........................  $  1,001 $    311 $  1,201 $    1,753 $    540 $    287 $    5,093
                                               ======== ======== ======== ========== ======== ======== ==========

  /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

   The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2013 and 2012, respectively.

                    AGE ANALYSIS OF PAST DUE MORTGAGE LOANS



                                                                                                      TOTAL
                                               30-59   60-89       90 DAYS                          FINANCING
                                               DAYS    DAYS   OR (GREATER THAN)  TOTAL   CURRENT   RECEIVABLES
                                              ------- ------- ----------------- ------- --------- -------------
                                                                                   (IN MILLIONS)
DECEMBER 31, 2013
-----------------
  Commercial................................. $    -- $    --           $    -- $    -- $   3,856 $       3,856
  Agricultural...............................       5       4                14      23     1,847         1,870
                                              ------- -------           ------- ------- --------- -------------
TOTAL MORTGAGE LOANS......................... $     5 $     4           $    14 $    23 $   5,703 $       5,726
                                              ======= =======           ======= ======= ========= =============

December 31, 2012
-----------------
  Commercial................................. $    -- $    --           $    -- $    -- $   3,435 $       3,435
  Agricultural...............................       6       1                10      17     1,641         1,658
                                              ------- -------           ------- ------- --------- -------------
Total Mortgage Loans......................... $     6 $     1           $    10 $    17 $   5,076 $       5,093
                                              ======= =======           ======= ======= ========= =============

                                                     RECORDED
                                                    INVESTMENT
                                              (GREATER THAN) 90 DAYS
                                                       AND
                                                     ACCRUING
                                              ----------------------

DECEMBER 31, 2013
-----------------
  Commercial.................................              $      --
  Agricultural...............................                     14
                                                           ---------
TOTAL MORTGAGE LOANS.........................              $      14
                                                           =========

December 31, 2012
-----------------
  Commercial.................................              $      --
  Agricultural...............................                      9
                                                           ---------
Total Mortgage Loans.........................              $       9
                                                           =========

   The following table provides information relating to impaired loans at December 31, 2013 and 2012, respectively.

                            IMPAIRED MORTGAGE LOANS

                                                          UNPAID                   AVERAGE       INTEREST
                                               RECORDED  PRINCIPAL    RELATED      RECORDED       INCOME
                                              INVESTMENT  BALANCE    ALLOWANCE  INVESTMENT/(1)/ RECOGNIZED
                                              ---------- ---------- ----------  --------------  ----------
                                                                     (IN MILLIONS)
DECEMBER 31, 2013:
------------------
With no related allowance recorded:
  Commercial mortgage loans -- other......... $       -- $       -- $       --     $        --  $       --
  Agricultural mortgage loans................         --         --         --               1          --
                                              ---------- ---------- ----------     -----------  ----------
TOTAL........................................ $       -- $       -- $       --     $         1  $       --
                                              ========== ========== ==========     ===========  ==========
With related allowance recorded:
  Commercial mortgage loans -- other......... $      135 $      135 $      (42)    $       139  $        2
  Agricultural mortgage loans................         --         --         --              --          --
                                              ---------- ---------- ----------     -----------  ----------
TOTAL........................................ $      135 $      135 $      (42)    $       139  $        2
                                              ========== ========== ==========     ===========  ==========

December 31, 2012:
------------------
With no related allowance recorded:
  Commercial mortgage loans -- other......... $       -- $       -- $       --     $        --  $       --
  Agricultural mortgage loans................          2          2         --               3          --
                                              ---------- ---------- ----------     -----------  ----------
Total........................................ $        2 $        2 $       --     $         3  $       --
                                              ========== ========== ==========     ===========  ==========
With related allowance recorded:
  Commercial mortgage loans -- other......... $      170 $      170 $      (34)    $       178  $       10
  Agricultural mortgage loans................         --         --         --              --          --
                                              ---------- ---------- ----------     -----------  ----------
Total........................................ $      170 $      170 $      (34)    $       178  $       10
                                              ========== ========== ==========     ===========  ==========

  /(1)/Represents a five-quarter average of recorded amortized cost.

   Equity Real Estate

   The Insurance Group's investment in equity real estate is through investments in real estate joint ventures.

   Equity Method Investments

   Included in other equity investments are interests in limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,596 million and $1,520 million, respectively, at December 31, 2013 and 2012. Included in equity real estate are interests in real estate joint ventures accounted for under the equity method with a total carrying value of $3 million and $0 million, respectively, at December 31, 2013 and 2012. The Company's total equity in net earnings (losses) for these real estate joint ventures and limited partnership interests was $206 million, $170 million and $179 million, respectively, for 2013, 2012 and 2011.

   Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10 million or greater and an equity interest of 10.0% or greater (6 and 3 individual ventures at December 31, 2013 and 2012, respectively) and the Company's carrying value and equity in net earnings (loss) for those real estate joint ventures and limited partnership interests:

                                               DECEMBER 31,
                                              ---------------
                                               2013    2012
                                              ------- -------

                                               (IN MILLIONS)

BALANCE SHEETS
Investments in real estate, at depreciated
  cost....................................... $   231 $   233
Investments in securities, generally at fair
  value......................................     482      54
Cash and cash equivalents....................       7       8
Other assets.................................      14      14
                                              ------- -------
Total Assets................................. $   734 $   309
                                              ======= =======

Borrowed funds-third party................... $   159 $   162
Other liabilities............................      10      11
                                              ------- -------
Total liabilities............................     169     173
                                              ------- -------
Partners' capital............................     565     136
                                              ------- -------
Total Liabilities and Partners' Capital...... $   734 $   309
                                              ======= =======

The Company's Carrying Value in These
  Entities Included Above.................... $   216 $    63
                                              ======= =======


                                               2013   2012    2011
                                              ------ ------ --------

                                                  (IN MILLIONS)

STATEMENTS OF EARNINGS (LOSS)
Revenues of real estate joint ventures....... $   25 $   26 $    111
Net revenues of other limited partnership
  interests..................................     11      3        6
Interest expense-third party.................     --     --     (21)
Other expenses...............................   (22)   (19)     (61)
                                              ------ ------ --------
Net Earnings (Loss).......................... $   14 $   10 $     35
                                              ====== ====== ========

The Company's Equity in Net Earnings (Loss)
  of These Entities Included Above........... $    9 $   18 $     20
                                              ====== ====== ========

   Derivatives and Offsetting Assets and Liabilities

   The Company uses derivatives for asset/liability risk management primarily to reduce exposures to equity market and interest rate risks. Derivative hedging strategies are designed to reduce these risks from an economic perspective and are all executed within the framework of a "Derivative Use Plan" approved by the NYSDFS. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, market volatility and interest rates. A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets.

   Derivatives utilized to hedge exposure to Variable Annuities with Guarantee Features

   The Company has issued and continues to offer certain variable annuity products with GMDB, GMIB and GIB features. The Company had previously issued certain variable annuity products with guaranteed withdrawal benefit for life ("GWBL"), guaranteed minimum withdrawal benefit ("GMWB") and guaranteed minimum accumulation benefit ("GMAB") features (collectively, "GWBL and other features"). The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders' account balances would support. The risk associated with the GMIB feature is that under-performance of the financial markets could result in the present value of GMIB benefits, in the event of annuitization, being higher than what accumulated policyholders' account balances would support, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. The risk associated with the GIB and GWBL and other features is that under-performance of the financial markets could result in the GIB and GWBL and other features' benefits being higher than what accumulated policyholders' account balances would support.

   For GMDB, GMIB, GIB and GWBL and other features, the Company retains certain risks including basis, credit spread and some volatility risk and risk associated with actual versus expected assumptions for mortality, lapse and surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB, GMIB, GIB and GWBL and other features that result from financial markets movements. A portion of exposure to realized equity volatility is hedged using equity options and variance swaps. The Company has purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

   At the end of 2012, AXA Equitable adjusted its outlook for future interest rate scenarios for some variable annuities with hedged GMDB and GMIB guarantees, as measured under AXA Equitable's economic hedging framework, leading to a reduction in AXA Equitable's estimate of its interest rate exposure. The reduced interest rate exposure led to AXA Equitable reducing the size of its interest rate hedges, as well as a change to the maturity profile of the hedge instruments. In addition, AXA Equitable began to fully unwind its swap and swaption positions hedging exposure to interest rate volatility completing a full unwind of the related GMDB and GMIB position in the first quarter 2013, and completing the full unwind of swaps and swaptions in the second quarter 2013.

   The Company periodically, including during 2013, has had in place a hedge program to partially protect against declining interest rates with respect to a part of its projected variable annuity sales.

   Derivatives utilized to hedge crediting exposure on SCS, SIO, MSO and IUL products/investment options

   The Company also uses equity index options on the S&P 500, Russell 2000, Morgan Stanley Capital International ("MSCI"), Europe, Australasia and Far East ("EAFE"), MSCI Emerging Markets ("EM") and NASDAQ indices as well as options on Gold, Oil and a Real Estate index for the purpose of hedging crediting rate exposure in its Structured Capital Strategies(R) ("SCS") variable annuity, Structured Investment Option in the EQUI-VEST(R) variable annuity series ("SIO"), Market Stabilizer Option(R) ("MSO") in the variable life insurance products and Indexed Universal Life ("IUL") insurance products. This involves entering into a package of calls and/or put options whose payoff mimics the crediting rate embedded in individual segments of the products. For the SCS variable annuity product, a portion of the exposure is hedged using asset swaps.

   Derivatives utilized to hedge risks associated with interest margins on Interest Sensitive Life and Annuity Contracts

   Margins or "spreads" on interest-sensitive life insurance and annuity contracts are affected by interest rate fluctuations as the yield on portfolio investments, primarily fixed maturities, are intended to support required payments under these contracts, including interest rates credited to their policy and contract holders. The Company uses swaptions and swaps to reduce the risk associated with interest margins on these interest-sensitive contracts. At December 31, 2013, there were no positions outstanding for these programs.

   Derivatives utilized to hedge equity market risks associated with the General Account's investments in Separate Accounts

   The Company's General Account investment in Separate Account equity funds exposes the Company to equity market risk which is partially hedged through equity-index futures contracts to minimize such risk.

   Derivatives utilized for General Account Investment Portfolio

   Beginning in the second quarter 2013, the Company implemented a strategy in its General Account investment portfolio to replicate the credit exposure of fixed maturity securities otherwise permissible under its investment guidelines through the sale of credit default swaps. Under the terms of these swaps, the Company receives quarterly fixed premiums that, together with any initial amount paid or received at trade inception, replicate the credit spread otherwise currently obtainable by purchasing the referenced entity's bonds of similar maturity. These credit derivatives have remaining terms of five years or less and are recorded at fair value with changes in fair value, including the yield component that emerges from initial amounts paid or received, reported in Net investment income (loss). The Company manages its credit exposure taking into consideration both cash and derivatives based positions and selects the reference entities in its replicated credit exposures in a manner consistent with its selection of fixed maturities. In addition, the Company has transacted the sale of credit default swaps exclusively in single name reference entities of investment grade credit quality and with counterparties subject to collateral posting requirements. If there is an event of default by the reference entity or other such credit event as defined under the terms of the swap contract, the Company is obligated to perform under the credit derivative and, at the counterparty's option, either pay the referenced amount of the contract less an auction-determined recovery amount or pay the referenced amount of the contract and receive in return the defaulted or similar security of the reference entity for recovery by sale at the contract settlement auction. To date, there have been no events of default or circumstances indicative of a deterioration in the credit quality of the named referenced entities to require or suggest that the Company will have to perform under these credit default swaps. The maximum potential amount of future payments the Company could be required to make under these credit derivatives is limited to the par value of the referenced securities which is the dollar-equivalent of the derivative notional amount. The Standard North American CDS Contract ("SNAC") under which the Company executes these CDS sales transactions does not contain recourse provisions for recovery of amounts paid under the credit derivative.

   Periodically the Company purchases 30-year, Treasury Inflation Protected Securities ("TIPS") as General Account investments, and simultaneously enters into asset swap contracts ("ASW"), to result in payment of the variable principal at maturity and semi-annual coupons of the TIPS to the swap counterparty (pay variable) in return for fixed amounts (receive fixed). These swap contracts, when considered in combination with the TIPS, together result in a net position that is intended to replicate a fixed-coupon cash bond with a yield higher than a term-equivalent US Treasury bond.

   The tables below present quantitative disclosures about the Company's derivative instruments, including those embedded in other contracts required to be accounted for as derivative instruments.

                      DERIVATIVE INSTRUMENTS BY CATEGORY
                  AT OR FOR THE YEAR ENDED DECEMBER 31, 2013

                                                              FAIR VALUE
                                                        -----------------------
                                                                                GAINS (LOSSES)
                                              NOTIONAL     ASSET     LIABILITY    REPORTED IN
                                               AMOUNT   DERIVATIVES DERIVATIVES EARNINGS (LOSS)
                                              --------- ----------- ----------- ---------------
                                                                (IN MILLIONS)
FREESTANDING DERIVATIVES:
Equity contracts:/(1)/
  Futures.................................... $   4,935  $       --  $        3   $      (1,434)
  Swaps......................................     1,293          --          51            (316)
  Options....................................     7,506       1,056         593             366

Interest rate contracts:/(1)/
  Floors.....................................     2,400         193          --              (5)
  Swaps......................................     9,823         216         212          (1,010)
  Futures....................................    10,763          --          --            (314)
  Swaptions..................................        --          --          --            (154)

Credit contracts:/(1)/
  Credit default swaps.......................       342          10           1               4

Other freestanding contracts:/(1)/
  Foreign currency Contracts.................       112           1           1              (3)
                                                                                  -------------
   NET INVESTMENT INCOME (LOSS)..............                                            (2,866)
                                                                                  -------------

EMBEDDED DERIVATIVES:
GMIB reinsurance contracts...................        --       6,746          --          (4,297)
GIB and GWBL and other features/(2)/.........        --          --          --             265
SCS, SIO, MSO and IUL indexed features/(3)/..        --          --         346            (429)
                                              ---------  ----------  ----------   -------------

Balances, December 31, 2013.................. $  37,174  $    8,222  $    1,207   $      (7,327)
                                              =========  ==========  ==========   =============

  /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Future policy benefits and other policyholders' liabilities in the consolidated balance sheets.
  /(3)/SCS and SIO are reported in Policyholders' account balances; MSO and IUL are reported in Future policyholders' benefits and other policyholders' liabilities in the consolidated balance sheets.

                      Derivative Instruments by Category
                  At or For the Year Ended December 31, 2012

                                                             Fair Value
                                                       -----------------------
                                                                               Gains (Losses)
                                              Notional    Asset     Liability    Reported In
                                               Amount  Derivatives Derivatives Earnings (Loss)
                                              -------- ----------- ----------- ---------------
                                                                (In Millions)
Freestanding derivatives:....................
Equity contracts:/(1)/
  Futures.................................... $  6,189  $       --   $       2   $      (1,058)
  Swaps......................................      965           2          56            (320)
  Options....................................    3,492         443         219              66

Interest rate contracts:/(1)/
  Floors.....................................    2,700         291          --              68
  Swaps......................................   18,239         554         353             402
  Futures....................................   14,033          --          --              84
  Swaptions..................................    7,608         502          --            (220)

Other freestanding contracts:/(1)/
  Foreign currency contracts.................       81           1          --              --
                                                                                 -------------
   Net investment income (loss)..............                                             (978)
                                                                                 -------------

Embedded derivatives:
GMIB reinsurance contracts...................       --      11,044          --             497
GIB and GWBL and other features/(2)/.........       --          --         265              26
                                              --------  ----------   ---------   -------------

Balances, December 31, 2012.................. $ 53,307  $   12,837   $     895   $        (455)
                                              ========  ==========   =========   =============

  /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Future policy benefits and other policyholders' liabilities in the consolidated balance sheets.

   At December 31, 2013, the Company had open exchange-traded futures positions on the S&P 500, Russell 2000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $194 million. At December 31, 2013, the Company had exchange-traded futures positions on the 2-year, 5-year and 10-year U.S. Treasury Notes on U.S. Treasury bonds and ultra-long bonds, and on Eurodollars futures, having initial margin requirements of $58 million. At that same date, the Company had open exchange-traded future positions on the Euro Stoxx, FTSE 100, Topix and European, Australasia, and Far East ("EAFE") indices as well as corresponding currency futures on the Euro/U.S. dollar, Pound/U.S. dollar, and Yen/U.S. dollar having initial margin requirements of $6 million. All outstanding equity-based and treasury futures contracts at December 31, 2013 are exchange-traded and net settled daily in cash. Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. A derivative with positive fair value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed at the reporting date. Alternatively, a derivative contract with negative fair value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed at the reporting date. To reduce credit exposures in over-the-counter ("OTC") derivative transactions the Company generally enters into master agreements that provide for a netting of financial exposures with the counterparty and allow for collateral arrangements. The Company further controls and minimizes its counterparty exposure through a credit appraisal and approval process.

   The standardized "ISDA Master Agreement" under which the Company conducts its OTC derivative transactions includes provisions for payment netting. In the normal course of business activities, if there is more than one derivative transaction with a single counterparty, the Company will set-off the cash flows of those derivatives into a single amount to be exchanged in settlement of the resulting net payable or receivable with that counterparty. In the event of default, insolvency, or other similar event pre-defined under the ISDA Master Agreement that would result in termination of OTC derivatives transactions before their maturity, netting procedures would be applied to calculate a single net payable or receivable with the counterparty.

   Under the ISDA Master Agreement, the Company generally has executed a Credit Support Annex ("CSA") with each of its OTC derivative counterparties that require both posting and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities or those issued by government agencies. These CSAs are bilateral agreements that require collateral postings by the party "out-of-the-money" or in a net derivative liability position. Various thresholds for the amount and timing of collateralization of net liability positions are applicable. Consequently, the credit exposure of the Company's OTC derivative contracts is limited to the net positive estimated fair value of those contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to CSAs. Derivatives are recognized at fair value in the consolidated balance sheets and are reported either as assets in Other invested assets or as liabilities in Other liabilities, except for embedded insurance-related derivatives as earlier described above and derivatives transacted with a related counterparty. The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed.

   At December 31, 2013 and 2012, respectively, the Company held $607 million and $1,165 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the consolidated balance sheets. The aggregate fair value of all collateralized derivative transactions that were in a liability position at December 31, 2013 and 2012, respectively, were $42 million and $5 million, for which the Company posted collateral of $35 million and $5 million at December 31, 2013 and 2012, respectively, in the normal operation of its collateral arrangements. Certain of the Company's ISDA Master Agreements contain contingent provisions that permit the counterparty to terminate the ISDA Master Agreement if the Company's credit rating falls below a specified threshold, however, the occurrence of such credit event would not impose additional collateral requirements.

   On June 10, 2013, new derivative regulations under Title VII of the Dodd-Frank Wall Street Reform and Consumer Protection Act went into effect, requiring financial entities, including U.S. life insurers, to clear newly executed OTC interest rate swaps with central clearing houses, and to post larger sums of higher quality collateral, among other provisions. Counterparties subject to these new regulations are required to post initial margin to the clearing house as well as variation margin to cover any daily negative mark-to-market movements in the value of newly executed OTC interest rate swap contracts. Centrally cleared OTC interest rate swap contracts, protected by initial margin requirements and higher quality collateral-eligible assets, are expected to reduce the risk of loss in the event of counterparty default. The Company has counterparty exposure to the clearing house and its clearing broker for futures and OTC derivative contracts. Since the introduction of these new derivative regulations, there have been no significant impacts from the Company's compliance as existing derivative positions are grandfathered. Similarly, the Company does not expect the new regulations to materially increase the amount or change the quality of collateral that otherwise would have been imposed directly with its counterparties under CSAs.

   The following table presents information about the Insurance Segment's offsetting of financial assets and liabilities and derivative instruments at December 31, 2013.

   OFFSETTING OF FINANCIAL ASSETS AND LIABILITIES AND DERIVATIVE INSTRUMENTS
                             AT DECEMBER 31, 2013

                                                               GROSS
                                                 GROSS        AMOUNTS       NET AMOUNTS
                                                AMOUNTS    OFFSET IN THE  PRESENTED IN THE
                                               RECOGNIZED  BALANCE SHEETS  BALANCE SHEETS
                                              ------------ -------------- ----------------

                                                             (IN MILLIONS)
ASSETS/(1)/
DESCRIPTION
Derivatives:
Equity contracts............................. $      1,056   $        642   $          414
Interest rate contracts......................          344            211              133
Credit contracts.............................            9             --                9
                                              ------------   ------------   --------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................        1,409            853              556
Total Derivatives, not subject to an ISDA
  Master Agreement...........................           64             --               64
                                              ------------   ------------   --------------
  Total Derivatives..........................        1,473            853              620
Other financial instruments..................          733             --              733
                                              ------------   ------------   --------------
  Other invested assets...................... $      2,206   $        853   $        1,353
                                              ============   ============   ==============

LIABILITIES/(2)/
DESCRIPTION
Derivatives:
Equity contracts............................. $        642   $        642   $           --
Interest rate contracts......................          211            211               --
Credit contracts.............................           --             --               --
                                              ------------   ------------   --------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................          853            853               --
Total Derivatives, not subject to an ISDA
  Master Agreement...........................           --             --               --
                                              ------------   ------------   --------------
  Total Derivatives..........................          853            853               --
Other financial liabilities..................        2,653             --            2,653
                                              ------------   ------------   --------------
  Other liabilities.......................... $      3,506   $        853   $        2,653
                                              ============   ============   ==============

  /(1)/Excludes Investment Management segment's $3 million net derivative assets and $84 million of securities borrowed.
  /(2)/Excludes Investment Management segment's $8 million net derivative liability and $65 million of securities loaned.

   The following table presents information about the Insurance segment's gross collateral amounts that are not offset in the consolidated balance sheets at December 31, 2013.

    GROSS COLLATERAL AMOUNTS NOT OFFSET IN THE CONSOLIDATED BALANCE SHEETS
                             AT DECEMBER 31, 2013

                                                                  COLLATERAL (RECEIVED)/HELD
                                                NET AMOUNTS     -----------------------------
                                              PRESENTED IN THE    FINANCIAL                         NET
                                               BALANCE SHEETS    INSTRUMENTS        CASH          AMOUNTS
                                              ----------------  -------------  --------------  -------------

                                                                      (IN MILLIONS)

Counterparty A...............................    $          46  $          --  $          (46) $          --
Counterparty B...............................               17             --             (17)            --
Counterparty C...............................               28             --             (28)            --
Counterparty D...............................              175             --            (175)            --
Counterparty E...............................               47             --             (47)            --
Counterparty F...............................              (28)            --              28             --
Counterparty G...............................              134           (134)             --             --
Counterparty H...............................                4             --              (4)            --
Counterparty I...............................               (2)            --               2             --
Counterparty J...............................              (12)            --              12             --
Counterparty K...............................               41             --             (38)             3
Counterparty L...............................               72             --             (69)             3
Counterparty M...............................               30             --             (30)            --
Counterparty N...............................               64             --              --             64
Counterparty Q...............................                4             --              (4)            --
                                                 -------------  -------------  --------------  -------------
  Total Derivatives..........................    $         620  $        (134) $         (416) $          70
Other financial instruments..................              733             --              --            733
                                                 -------------  -------------  --------------  -------------
  Other invested assets......................    $       1,353  $        (134) $         (416) $         803
                                                 =============  =============  ==============  =============

   The following table presents information about the Insurance segment's offsetting of financial assets and liabilities and derivative instruments at December 31, 2012.

   Offsetting of Financial Assets and Liabilities and Derivative Instruments
                             At December 31, 2012

                                                              Gross
                                                Gross        Amounts       Net Amounts
                                               Amounts    Offset in the  Presented in the
                                              Recognized  Balance Sheets  Balance Sheets
                                              ----------- -------------- ----------------
                                                             (In Millions)
ASSETS/(1)/
Description
Derivatives:
Equity contracts............................. $       444 $          272  $           172
Interest rate contracts......................       1,251            351              900
                                              ----------- --------------  ---------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................       1,695            623            1,072
Total Derivatives, not subject to an ISDA
  Master Agreement...........................          96             --               96
                                              ----------- --------------  ---------------
  Total Derivatives..........................       1,791            623            1,168
Other financial instruments..................         660             --              660
                                              ----------- --------------  ---------------
  Other invested assets...................... $     2,451 $          623  $         1,828
                                              =========== ==============  ===============

LIABILITIES/(2)/.............................
Description
Derivatives:
Equity contracts............................. $       272 $          272  $            --
Interest rate contracts......................         351            351               --
                                              ----------- --------------  ---------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................         623            623               --
Total Derivatives, not subject to an ISDA
  Master Agreement...........................          --             --               --
                                              ----------- --------------  ---------------
  Total Derivatives..........................         623            623               --
Other financial liabilities..................       3,503             --            3,503
                                              ----------- --------------  ---------------
  Other liabilities.......................... $     4,126 $          623  $         3,503
                                              =========== ==============  ===============

  /(1)/Excludes Investment Management segment's $2 million net derivative assets and $106 million of securities borrowed.
  /(2)/Excludes Investment Management segment's $7 million net derivative liability and $13 million of securities loaned.

   The following table presents information about the Insurance segment's gross collateral amounts that are not offset in the consolidated balance sheets at December 31, 2012.

    Gross Collateral Amounts Not Offset in the Consolidated Balance Sheets
                             At December 31, 2012

                                                                Collateral (Received)/Held
                                                Net Amounts     -------------------------
                                              Presented in the    Financial                  Net
                                               Balance Sheets    Instruments      Cash     Amounts
                                              ----------------  ------------    -------    --------
                                                                (In Millions)
Counterparty A............................... $             30  $         --    $   (30)   $     --
Counterparty B...............................               32            --        (29)          3
Counterparty C...............................               55            --        (55)         --
Counterparty D...............................              310            --       (310)         --
Counterparty E...............................               38            --        (38)         --
Counterparty F...............................              326            --       (326)         --
Counterparty G...............................               55            --        (55)         --
Counterparty H...............................               (5)           --          5          --
Counterparty I...............................               98            --        (98)         --
Counterparty J...............................               19            --        (19)         --
Counterparty K...............................               15            --         (3)         12
Counterparty L...............................               48           (46)        --           2
Counterparty M...............................               51            --        (51)         --
Counterparty N...............................               96            --         --          96
                                              ----------------    ------------    -------  --------
  Total Derivatives.......................... $          1,168  $        (46)   $(1,009)   $    113
Other financial instruments..................              660            --         --         660
                                              ----------------    ------------    -------  --------
  Other invested assets...................... $          1,828  $        (46)   $(1,009)   $    773
                                              ================    ============    =======  ========

   Net Investment Income (Loss)

   The following table breaks out Net investment income (loss) by asset category:

                                                2013     2012      2011
                                              -------  --------  --------

                                                     (IN MILLIONS)

Fixed maturities............................. $ 1,462  $  1,529  $  1,555
Mortgage loans on real estate................     284       264       241
Equity real estate...........................       1        14        19
Other equity investments.....................     234       189       116
Policy loans.................................     219       226       229
Short-term investments.......................       1        15         5
Derivative investments.......................  (2,866)     (978)    2,374
Broker-dealer related receivables............      14        14        13
Trading securities...........................      48        85       (29)
Other investment income......................      34        33        37
                                              -------  --------  --------
  Gross investment income (loss).............    (569)    1,391     4,560
Investment expenses..........................     (57)      (50)      (55)
Interest expense.............................      (3)       (3)       (3)
                                              -------  --------  --------
Net Investment Income (Loss)................. $  (629) $  1,338  $  4,502
                                              =======  ========  ========

   For 2013, 2012 and 2011, respectively, Net investment income (loss) from derivatives included $(2,829) million, $(232) million and $1,303 million of realized gains (losses) on contracts closed during those periods and $(37) million, $(746) million and $1,071 million of unrealized gains (losses) on derivative positions at each respective year end.

   Investment Gains (Losses), Net

   Investment gains (losses), net including changes in the valuation allowances and OTTI are as follows:

                                               2013    2012    2011
                                              ------  ------  ------
                                                   (IN MILLIONS)

Fixed maturities............................. $  (75) $  (89) $  (29)
Mortgage loans on real estate................     (7)     (7)    (14)
Other equity investments.....................    (17)    (13)     (4)
Other........................................     --      12      --
                                              ------  ------  ------
Investment Gains (Losses), Net............... $  (99) $  (97) $  (47)
                                              ======  ======  ======

   For 2013, 2012 and 2011, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $8 million, $6 million and $10 million.

4) GOODWILL AND OTHER INTANGIBLE ASSETS

   The carrying value of goodwill related to AllianceBernstein totaled $3,504 million and $3,472 million at December 31, 2013 and 2012, respectively. The Company annually tests this goodwill for recoverability at December 31, first by comparing the fair value of its investment in AllianceBernstein, the reporting unit, to its carrying value and further by measuring the amount of impairment loss only if the result indicates a potential impairment. The Company also assesses this goodwill for recoverability at each interim reporting period in consideration of facts and circumstances that may indicate a shortfall of the fair value of its investment in AllianceBernstein as compared to its carrying value and thereby require re-performance of its annual impairment testing.

   The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its investment in AllianceBernstein for purpose of goodwill impairment testing. The cash flows used in this technique are sourced from AllianceBernstein's current business plan and projected thereafter over the estimated life of the goodwill asset by applying an annual growth rate assumption. The present value amount that results from discounting these expected cash flows is then adjusted to reflect the noncontrolling interest in AllianceBernstein as well as taxes incurred at the Company level in order to determine the fair value of its investment in AllianceBernstein. At December 31, 2013 and 2012, the Company determined that goodwill was not impaired as the fair value of its investment in AllianceBernstein exceeded its carrying value at each respective date. Similarly, no impairments resulted from the Company's interim assessments of goodwill recoverability during the periods then ended.

   The gross carrying amount of AllianceBernstein related intangible assets was $583 million and $561 million at December 31, 2013 and 2012, respectively and the accumulated amortization of these intangible assets was $384 million and $360 million at December 31, 2013 and 2012, respectively. Amortization expense related to the AllianceBernstein intangible assets totaled $24 million, $24 million and $23 million for 2013, 2012 and 2011, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $25 million.

   At December 31, 2013 and 2012, respectively, net deferred sales commissions totaled $71 million and $95 million and are included within the Investment Management segment's Other assets. The estimated amortization expense of deferred sales commissions, based on the December 31, 2013 net asset balance for each of the next five years is $29 million, $20 million, $15 million, $5 million and $0 million. AllianceBernstein tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2013, AllianceBernstein determined that the deferred sales commission asset was not impaired.

   On December 12, 2013, AllianceBernstein acquired W.P. Stewart & Co., Ltd. ("WPS"), an equity investment manager that, as of December 31, 2013, managed approximately $2,000 million in U.S., Global and EAFE concentrated growth equity strategies for clients, primarily in the U.S. and Europe. On the acquisition date, AllianceBernstein made a cash payment of $12 per share for the approximate 4.9 million WPS shares outstanding and issued to WPS shareholders transferable Contingent Value Rights ("CVRs") entitling the holders to an additional $4 per share if the assets under management in the acquired WPS investment services reach $5 billion on or before the third anniversary of the acquisition date. The excess of the purchase price over the fair value of identifiable assets acquired resulted in the recognition of $32 million of goodwill. AllianceBernstein also recorded $8 million of indefinite-lived intangible assets relating to the acquired fund's investment contracts and $14 million of definite-lived intangible assets relating to separately managed account relationships. As of the acquisition date, AllianceBernstein recorded a contingent consideration payable of $17 million in regard to the CVRs.

   Capitalized Software

   Capitalized software, net of accumulated amortization, amounted to $163 million and $237 million at December 31, 2013 and 2012, respectively. Amortization of capitalized software in 2013 was $119 million including $45 million of accelerated amortization and in 2012 and 2011 amortization of capitalized software was $77 million and $81 million respectively.

5) CLOSED BLOCK

   Summarized financial information for the AXA Equitable Closed Block is as follows:

                                                    DECEMBER 31,
                                              -------------------------
                                                  2013         2012
                                              ------------ ------------
                                                    (IN MILLIONS)
CLOSED BLOCK LIABILITIES:
Future policy benefits, policyholders'
  account balances and other................. $      7,716 $      7,942
Policyholder dividend obligation.............          128          373
Other liabilities............................          144          192
                                              ------------ ------------
Total Closed Block liabilities...............        7,988        8,507
                                              ------------ ------------

ASSETS DESIGNATED TO THE CLOSED BLOCK:
Fixed maturities, available for sale, at
  fair value (amortized cost of $4,987 and
  $5,245)....................................        5,232        5,741
Mortgage loans on real estate................        1,343        1,255
Policy loans.................................          949        1,026
Cash and other invested assets...............           48           30
Other assets.................................          186          204
                                              ------------ ------------
Total assets designated to the Closed Block..        7,758        8,256
                                              ------------ ------------
Excess of Closed Block liabilities over
  assets designated to the Closed Block......          230          251
Amounts included in accumulated other
  comprehensive income (loss):
  Net unrealized investment gains (losses),
   net of deferred income tax (expense)
   benefit of $(45) and $(47) and
   policyholder dividend obligation of
   $(128) and $(373).........................           83           87
                                              ------------ ------------
Maximum Future Earnings To Be Recognized
  From Closed Block Assets and Liabilities... $        313 $        338
                                              ============ ============

   AXA Equitable's Closed Block revenues and expenses follow:

                                                 2013        2012        2011
                                              ----------  ----------  ----------
                                                         (IN MILLIONS)
REVENUES:
Premiums and other income.................... $      286  $      316  $      354
Investment income (loss).....................        402         420         438
Net investment gains (losses)................        (11)         (9)        (10)
                                              ----------  ----------  ----------
Total revenues...............................        677         727         782
                                              ----------  ----------  ----------

BENEFITS AND OTHER DEDUCTIONS:
Policyholders' benefits and dividends........        637         724         757
Other operating costs and expenses...........          1          --           2
                                              ----------  ----------  ----------
Total benefits and other deductions..........        638         724         759
                                              ----------  ----------  ----------
Net revenues, before income taxes............         39           3          23
Income tax (expense) benefit.................        (14)         (1)         (8)
                                              ----------  ----------  ----------
Net Revenues (Losses)........................ $       25  $        2  $       15
                                              ==========  ==========  ==========

   A reconciliation of AXA Equitable's policyholder dividend obligation follows:

                                                DECEMBER 31,
                                              ----------------
                                                2013     2012
                                              --------  ------
                                               (IN MILLIONS)

Balances, beginning of year.................. $    373  $  260
Unrealized investment gains (losses).........     (245)    113
                                              --------  ------
Balances, End of year........................ $    128  $  373
                                              ========  ======

6) CONTRACTHOLDER BONUS INTEREST CREDITS

   Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                                 DECEMBER 31,
                                              ------------------
                                                2013      2012
                                              --------  --------
                                                 (IN MILLIONS)

Balance, beginning of year................... $    621  $    718
Contractholder bonus interest credits
  deferred...................................       18        30
Amortization charged to income...............     (121)     (127)
                                              --------  --------
Balance, End of Year......................... $    518  $    621
                                              ========  ========

7) FAIR VALUE DISCLOSURES

   Assets and liabilities measured at fair value on a recurring basis are summarized below. Fair value measurements also are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an OTTI or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. At December 31, 2013 and 2012, no assets were required to be measured at fair value on a non-recurring basis.

                 FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2013

                                                 LEVEL 1    LEVEL 2   LEVEL 3     TOTAL
                                               ----------  ---------  -------- ----------
                                                              (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities, available-for-sale:
   Corporate.................................. $       --  $  22,400  $    291 $   22,691
   U.S. Treasury, government and agency.......         --      3,129        --      3,129
   States and political subdivisions..........         --        431        46        477
   Foreign governments........................         --        433        --        433
   Commercial mortgage-backed.................         --         16       700        716
   Residential mortgage-backed/(1)/...........         --        943         4        947
   Asset-backed/(2)/..........................         --         56        83        139
   Redeemable preferred stock.................        216        656        15        887
                                               ----------  ---------  -------- ----------
     Subtotal.................................        216     28,064     1,139     29,419
                                               ----------  ---------  -------- ----------
  Other equity investments....................        233          9        52        294
  Trading securities..........................        529      3,692        --      4,221
  Other invested assets:
   Short-term investments.....................         --         99        --         99
   Swaps......................................         --        (45)       --        (45)
   Credit Default Swaps.......................         --          9        --          9
   Futures....................................         (2)        --        --         (2)
   Options....................................         --        463        --        463
   Floors.....................................         --        193        --        193
   Swaptions..................................         --         --        --         --
                                               ----------  ---------  -------- ----------
     Subtotal.................................         (2)       719        --        717
                                               ----------  ---------  -------- ----------
Cash equivalents..............................      1,310         --        --      1,310
Segregated securities.........................         --        981        --        981
GMIB reinsurance contracts....................         --         --     6,747      6,747
Separate Accounts' assets.....................    105,579      2,948       237    108,764
                                               ----------  ---------  -------- ----------
   Total Assets............................... $  107,865  $  36,413  $  8,175 $  152,453
                                               ==========  =========  ======== ==========

LIABILITIES
GWBL and other features' liability............ $       --  $      --  $     -- $       --
SCS, SIO, MSO and IUL indexed features'
  liability...................................         --        346        --        346
                                               ----------  ---------  -------- ----------
   Total Liabilities.......................... $       --  $     346  $     -- $      346
                                               ==========  =========  ======== ==========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                 Fair Value Measurements at December 31, 2012

                                                 Level 1    Level 2   Level 3     Total
                                               ----------  --------- --------- ----------
                                                              (In Millions)
ASSETS
Investments:
  Fixed maturities, available-for-sale:
   Corporate.................................. $        6  $  22,837 $     355 $   23,198
   U.S. Treasury, government and agency.......         --      5,180        --      5,180
   States and political subdivisions..........         --        480        50        530
   Foreign governments........................         --        511        19        530
   Commercial mortgage-backed.................         --         --       900        900
   Residential mortgage-backed/(1)/...........         --      1,940         9      1,949
   Asset-backed/(2)/..........................         --         69       113        182
   Redeemable preferred stock.................        242        881        15      1,138
                                               ----------  --------- --------- ----------
     Subtotal.................................        248     31,898     1,461     33,607
                                               ----------  --------- --------- ----------
  Other equity investments....................         78         --        77        155
  Trading securities..........................        446      1,863        --      2,309
  Other invested assets:
   Short-term investments.....................         --         98        --         98
   Swaps......................................         --        148        --        148
   Futures....................................         (2)        --        --         (2)
   Options....................................         --        224        --        224
   Floors.....................................         --        291        --        291
   Swaptions..................................         --        502        --        502
                                               ----------  --------- --------- ----------
     Subtotal.................................         (2)     1,263        --      1,261
                                               ----------  --------- --------- ----------
Cash equivalents..............................      2,289         --        --      2,289
Segregated securities.........................         --      1,551        --      1,551
GMIB reinsurance contracts....................         --         --    11,044     11,044
Separate Accounts' assets.....................     90,751      2,775       224     93,750
                                               ----------  --------- --------- ----------
   Total Assets............................... $   93,810  $  39,350 $  12,806 $  145,966
                                               ==========  ========= ========= ==========

LIABILITIES
GWBL and other features' liability............ $       --  $      -- $     265 $      265
                                               ----------  --------- --------- ----------
   Total Liabilities.......................... $       --  $      -- $     265 $      265
                                               ==========  ========= ========= ==========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

   At December 31, 2013 and 2012, respectively, the fair value of public fixed maturities is approximately $21,671 million and $25,591 million or approximately 15.0% and 19.2% of the Company's total assets measured at fair value on a recurring basis (excluding GMIB reinsurance contracts and segregated securities measured at fair value on a recurring basis). The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent valuation service providers and for which the Company maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. Although each security generally is priced by multiple independent valuation service providers, the Company ultimately uses the price received from the independent valuation service provider highest in the vendor hierarchy based on the respective asset type, with limited exception. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades. Consistent with the fair value hierarchy, public fixed maturity securities validated in this manner generally are reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If, as a result, it is determined that the independent valuation service provider is able to reprice the security in a manner agreed as more consistent with current market observations, the security remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which the Company's own assumptions about market-participant inputs would be used in pricing the security.

   At December 31, 2013 and 2012, respectively, the fair value of private fixed maturities is approximately $7,748 million and $8,016 million or approximately 5.4% and 6.0% of the Company's total assets measured at fair value on a recurring basis. The fair values of the Company's private fixed maturities, which primarily are comprised of investments in private placement securities generally are determined using a discounted cash flow model. In certain cases, these models use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the fair value measurement of a security, a Level 3 classification generally is made.

   As disclosed in Note 3, at December 31, 2013 and 2012, respectively, the net fair value of freestanding derivative positions is approximately $617 million and $1,163 million or approximately 86.1% and 92.2% of Other invested assets measured at fair value on a recurring basis. The fair values of the Company's derivative positions are generally based on prices obtained either from independent valuation service providers or derived by applying market inputs from recognized vendors into industry standard pricing models. The majority of these derivative contracts are traded in the Over-The-Counter ("OTC") derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves, including overnight index swap ("OIS") curves, and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If as a result it is determined that the independent valuation service provider is able to reprice the derivative instrument in a manner agreed as more consistent with current market observations, the position remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which the Company's own assumptions about market-participant inputs would be used in pricing the security.

   The credit risk of the counterparty and of the Company are considered in determining the fair values of all OTC derivative asset and liability positions, respectively, after taking into account the effects of master netting agreements and collateral arrangements. Each reporting period, the Company values its derivative positions using the standard swap curve and evaluates whether to adjust the embedded credit spread to reflect changes in counterparty or its own credit standing. As a result, the Company reduced the fair value of its OTC derivative asset exposures by $0.4 million at December 31, 2013 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the non-performance risk of the Company for purpose of determining the fair value of its OTC liability positions at December 31, 2013.

   At December 31, 2013 and 2012, respectively, investments classified as Level 1 comprise approximately 74.5% and 70.3% of assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, trading securities, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

   At December 31, 2013 and 2012, respectively, investments classified as Level 2 comprise approximately 24.5% and 28.4% of assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AllianceBernstein in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Exchange Act and for which fair values are based on quoted yields in secondary markets.

   Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, issuer spreads, benchmark securities and other reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2013 and 2012, respectively, approximately $970 million and $1,966 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

   The Company currently offers indexed investment options in the SCS and EQUI-VEST variable annuity products, the IUL product, and in the MSO investment option available in some life contracts. These investment options, which depending on the product and on the index selected can currently have 1, 3, or 5 year terms, provide for participation in the performance of specified indices up to a segment-specific declared maximum rate. Under certain conditions that vary by product, e.g. holding these segments for the full term, these segments also shield policyholders from some or all negative investment performance associated with these indices. These investment options have defined formulaic liability amounts, and the current values of the option component of these segment reserves are accounted for as Level 2 embedded derivatives. The fair values of these embedded derivatives are based on prices obtained from independent valuation service providers.

   At December 31, 2013 and 2012, respectively, investments classified as Level 3 comprise approximately 1.0% and 1.3% of assets measured at fair value on a recurring basis and primarily include CMBS and corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2013 and 2012, respectively, were approximately $150 million and $222 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $787 million and $1,021 million of mortgage- and asset-backed securities, including commercial mortgage-backed securities ("CMBS"), are classified as Level 3 at December 31, 2013 and 2012, respectively. At June 30, 2013, the Company changed its methodology for measuring the fair value of CMBS securities below the senior AAA tranche from a risk-adjusted present value technique to pricing obtained from an independent valuation service vendor as returning liquidity in CMBS markets contributed to the availability of more reliable and representative measures of fair value. In applying the risk-adjusted present value technique in periods prior to June 30, 2013, the Company adjusted the projected cash flows of these securities for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs, and weighted the result with a 10% attribution to pricing sourced from a third party service whose process placed significant reliance on market trading activity.

   The Company also issues certain benefits on its variable annuity products that are accounted for as derivatives and are also considered Level 3. The GMWB feature allows the policyholder to withdraw at minimum, over the life of the contract, an amount based on the contract's benefit base. The GWBL feature allows the policyholder to withdraw, each year for the life of the contract, a specified annual percentage of an amount based on the contract's benefit base. The GMAB feature increases the contract account value at the end of a specified period to a GMAB base. The GIB feature provides a lifetime annuity based on predetermined annuity purchase rates if and when the contract account value is depleted. This lifetime annuity is based on predetermined annuity purchase rates applied to a GIB base.

   Level 3 also includes the GMIB reinsurance contract asset which is accounted for as derivative contracts. The GMIB reinsurance contract asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GIB and GWBL and other features related liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins, attributable to the GIB and GWBL and other features over a range of market-consistent economic scenarios. The valuations of both the GMIB reinsurance contract asset and GIB and GWBL and other features' liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index. The credit risks of the counterparty and of the Company are considered in determining the fair values of its GMIB reinsurance contract asset and GIB and GWBL and other features' liability positions, respectively, after taking into account the effects of collateral arrangements. Incremental adjustment to the swap curve, adjusted for non-performance risk, is made to the resulting fair values of the GMIB reinsurance contract asset to reflect change in the claims-paying ratings of counterparties to the reinsurance treaties. After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB reinsurance contract asset by $133 million and $447 million at December 31, 2013 and 2012, respectively, to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the AA quality claims-paying rating of AXA Equitable, therefore, no incremental adjustment was made for non-performance risk for purpose of determining the fair value of the GIB and GWBL and other features' liability embedded derivative at December 31, 2013. Equity and fixed income volatilities are combined, with weighting based on the current fund distribution, to produce an overall volatility assumption. Scenarios are developed that value an at the money option at a price consistent with the overall volatility.

   In 2013, AFS fixed maturities with fair values of $37 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $20 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 0.4% of total equity at December 31, 2013. In 2013, one of the Company's private securities went public and as a result, $20 million was transferred from a Level 3 classification to a Level 1 classification. In 2013, $9 million was transferred from a Level 3 to a Level 2 classification due to merger of one of the private securities with a public company that had a trading restriction period at December 31, 2013.

   In 2012, AFS fixed maturities with fair values of $109 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $17 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 0.7% of total equity at December 31, 2012. In the first quarter of 2012, one of the Company's private securities went public and as a result, $14 million was transferred from a Level 3 classification to a Level 2 classification. In the third quarter of 2012, $6 million was transferred from a Level 2 classification to a Level 1 classification due to the lapse of the trading restriction period for one of the Company's public securities.

   The table below presents a reconciliation for all Level 3 assets and liabilities at December 31, 2013 and 2012, respectively.

                              LEVEL 3 INSTRUMENTS
                            FAIR VALUE MEASUREMENTS

                                                           STATE AND
                                                           POLITICAL             COMMERCIAL  RESIDENTIAL
                                                             SUB-      FOREIGN   MORTGAGE-    MORTGAGE-     ASSET-
                                                CORPORATE  DIVISIONS    GOVTS      BACKED      BACKED       BACKED
                                                ---------  ---------  ---------  ----------  -----------  ---------

                                                                           (IN MILLIONS)
BALANCE, JANUARY 1, 2013....................... $     355  $      50  $      19  $      900    $       9  $     113
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)..............         2         --         --          --           --         --
     Investment gains (losses), net............         5         --         --         (68)          --         --
                                                ---------  ---------  ---------  ----------    ---------  ---------
       Subtotal................................         7         --         --         (68)          --         --
                                                ---------  ---------  ---------  ----------    ---------  ---------
   Other comprehensive income (loss)...........        (1)        (3)        (2)         13           (1)         3
Purchases......................................        70         --         --          31           --         --
Issuances......................................        --         --         --          --           --         --
Sales..........................................     (150)        (1)       (17)       (160)          (4)       (22)
Settlements....................................        --         --         --          --           --         --
Transfers into Level 3/(1)/....................        20         --         --          --           --         --
Transfers out of Level 3/(1)/..................      (10)         --         --        (16)           --       (11)
                                                ---------  ---------  ---------  ----------    ---------  ---------
BALANCE, DECEMBER 31, 2013..................... $     291  $      46  $      --  $      700    $       4  $      83
                                                =========  =========  =========  ==========    =========  =========

BALANCE, JANUARY 1, 2012....................... $     432  $      53  $      22  $      902    $      14  $     172
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)..............         2         --         --           2           --         --
     Investment gains (losses), net............         4         --         --        (105)          --         --
                                                ---------  ---------  ---------  ----------    ---------  ---------
       Subtotal................................ $       6  $      --  $      --  $     (103)   $      --  $      --
                                                ---------  ---------  ---------  ----------    ---------  ---------
   Other comprehensive income (loss)...........        15         (1)        --         128           --          4
Purchases......................................        --         --         --          --           --         --
Sales..........................................       (47)        (2)        --         (27)          (5)       (25)
Transfers into Level 3/(1)/....................        17         --         --          --           --         --
Transfers out of Level 3/(1)/..................       (68)        --         (3)         --           --        (38)
                                                ---------  ---------  ---------  ----------    ---------  ---------
BALANCE, DECEMBER 31, 2012..................... $     355  $      50  $      19  $      900    $       9  $     113
                                                =========  =========  =========  ==========    =========  =========

  /(1)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                                 REDEEM-                                                      GWBL
                                                  ABLE         OTHER        OTHER       GMIB      SEPARATE  AND OTHER
                                                PREFERRED     EQUITY       INVESTED  REINSURANCE  ACCOUNTS  FEATURES
                                                  STOCK   INVESTMENTS/(1)/  ASSETS      ASSET      ASSETS   LIABILITY
                                                --------- ---------------  --------  -----------  --------  ---------
                                                                            (IN MILLIONS)
BALANCE, JANUARY 1, 2013.......................  $     15    $         77  $     --  $    11,044  $    224  $     265
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)..............        --              10        --           --        --         --
     Investment gains (losses), net............        --              (7)       --           --        10         --
     Increase (decrease) in the fair value
       of reinsurance contracts................        --              --        --       (4,496)       --         --
     Policyholders' benefits...................        --              --        --           --        --       (351)
                                                 --------    ------------  --------  -----------  --------  ---------
       Subtotal................................        --               3        --       (4,496)       10       (351)
                                                 --------    ------------  --------  -----------  --------  ---------
   Other comprehensive income (loss)...........        --              --        --           --        (1)        --
Purchases......................................        --               4        --          237         6         86
Issuances......................................        --              --        --           --        --         --
Sales..........................................        --              (3)       --          (38)       (3)        --
Settlements....................................        --              --        --           --        (2)        --
Transfers into Level 3/(2)/....................        --              --        --           --         3         --
Transfers out of Level 3/(2)/..................        --             (29)       --           --        --         --
                                                 --------    ------------  --------  -----------  --------  ---------
BALANCE, DECEMBER 31, 2013.....................  $     15    $         52  $     --  $     6,747  $    237  $      --
                                                 ========    ============  ========  ===========  ========  =========

BALANCE, JANUARY 1, 2012.......................  $     14    $         77  $     (2) $    10,547  $    215  $     291
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)..............        --              --        --           --        --         --
     Investment gains (losses), net............        --              --        --           --         8         --
     Increase (decrease) in the fair value
       of reinsurance contracts................        --              --        --          315        --         --
     Policyholders' benefits...................        --              --        --           --        --        (77)
                                                 --------    ------------  --------  -----------  --------  ---------
       Subtotal................................  $     --    $         --  $     --  $       315  $      8  $     (77)
                                                 --------    ------------  --------  -----------  --------  ---------
   Other comprehensive income (loss)...........         1              --         2           --        --         --
Purchases......................................        --              --        --          182         6         51
Sales..........................................        --              --        --           --        (2)        --
Settlements....................................        --              --        --           --        (3)        --
Transfers into Level 3/(2)/....................        --              --        --           --        --         --
                                                 --------    ------------  --------  -----------  --------  ---------
BALANCE, DECEMBER 31, 2012.....................  $     15    $         77  $     --  $    11,044  $    224  $     265
                                                 ========    ============  ========  ===========  ========  =========

  /(1)/Includes Trading securities' Level 3 amount.
  /(2)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

   The table below details changes in unrealized gains (losses) for 2013 and 2012 by category for Level 3 assets and liabilities still held at December 31, 2013 and 2012, respectively:

                                                              EARNINGS (LOSS)
                                                ------------------------------------------
                                                                             INCREASE
                                                   NET                   (DECREASE) IN THE
                                                INVESTMENT  INVESTMENT     FAIR VALUE OF             POLICY-
                                                  INCOME       GAINS        REINSURANCE              HOLDERS'
                                                  (LOSS)   (LOSSES), NET     CONTRACTS        OCI    BENEFITS
                                                ---------- ------------- -----------------  -------  --------
                                                                        (IN MILLIONS)
LEVEL 3 INSTRUMENTS
FULL YEAR 2013
STILL HELD AT DECEMBER 31, 2013:
  Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate.................................  $      --    $       --   $            --  $    (2)  $    --
     State and political subdivisions..........         --            --                --       (4)       --
     Foreign governments.......................         --            --                --       --        --
     Commercial mortgage-backed................         --            --                --        6        --
     Asset-backed..............................         --            --                --        4        --
     Other fixed maturities,
       available-for-sale......................         --            --                --       --        --
                                                 ---------    ----------   ---------------  -------   -------
       Subtotal................................  $      --    $       --   $            --  $     4   $    --
                                                 ---------    ----------   ---------------  -------   -------
   GMIB reinsurance contracts..................         --            --            (4,297)      --        --
   Separate Accounts' assets...................         --            10                --       --        --
   GWBL and other features' liability..........         --            --                --       --      (265)
                                                 ---------    ----------   ---------------  -------   -------
       Total...................................  $      --    $       10   $        (4,297) $     4   $  (265)
                                                 =========    ==========   ===============  =======   =======

Level 3 Instruments
Full Year 2012
Still Held at December 31, 2012:
  Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate.................................  $      --    $       --   $            --  $    14   $    --
     State and political subdivisions..........         --            --                --       (1)       --
     Foreign governments.......................         --            --                --        1        --
     Commercial mortgage-backed................         --            --                --      124        --
     Asset-backed..............................         --            --                --        3        --
     Other fixed maturities,
       available-for-sale......................         --            --                --       --        --
                                                 ---------    ----------   ---------------  -------   -------
       Subtotal................................  $      --    $       --   $            --  $   141   $    --
                                                 ---------    ----------   ---------------  -------   -------
   GMIB reinsurance contracts                           --            --               497       --        --
   Separate Accounts' assets                            --             8                --       --        --
   GWBL and other features' liability                   --            --                --       --        26
                                                 ---------    ----------   ---------------  -------   -------
       Total...................................  $      --    $        8   $           497  $   141   $    26
                                                 =========    ==========   ===============  =======   =======

   The following table discloses quantitative information about Level 3 fair value measurements by category for assets and liabilities as of December 31, 2013 and 2012, respectively.

        QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS
                               DECEMBER 31, 2013

                                 FAIR         VALUATION                   SIGNIFICANT
                                 VALUE        TECHNIQUE                UNOBSERVABLE INPUT               RANGE
                                ------- ---------------------- ---------------------------------- -----------------
                                                              (IN MILLIONS)
ASSETS:
Investments:
  Fixed maturities,
  available-for-sale:
   Corporate................... $    54 Matrix pricing model    Spread over the industry-specific
                                                                            benchmark yield curve 125 BPS - 550 BPS
-------------------------------------------------------------------------------------------------------------------

   Residential mortgage-backed.       1 Matrix pricing model                     Spread over U.S.
                                                                                   Treasury curve      45 BPS
-------------------------------------------------------------------------------------------------------------------

   Asset-backed................       7 Matrix pricing model                     Spread over U.S.
                                                                                   Treasury curve 30 BPS - 687 BPS
-------------------------------------------------------------------------------------------------------------------

   Other equity investments....      52 Market comparable                        Revenue multiple
                                          companies                                  R&D multiple
                                                                                    Discount rate    1.2X - 4.9X
                                                                                   Discount years   1.1X - 17.1X
                                                                                                        18.0%
                                                               Discount for lack of marketability         1
                                                                                 and risk factors     50% - 60%
-------------------------------------------------------------------------------------------------------------------

Separate Accounts' assets......     215 Third party appraisal                 Capitalization rate       5.4%
                                                                         Exit capitalization rate       6.4%
                                                                                    Discount rate       7.4%

                                     11 Discounted cash flow                     Spread over U.S.
                                                                                   Treasury curve 256 BPS - 434 BPS
                                                                                   Inflation rate    0.0% - 2.3%
                                                                                  Discount factor    3.3% - 6.8%
-------------------------------------------------------------------------------------------------------------------

GMIB reinsurance contracts.....   6,747 Discounted Cash flow                          Lapse Rates    1.0% - 8.0%
                                                                                 Withdrawal rates    0.2% - 8.0%
                                                                           GMIB Utilization Rates   0.0% - 15.0%
                                                                             Non-performance risk  7 BPS - 21 BPS
                                                                        Volatility rates - Equity   20.0% - 33.0%
-------------------------------------------------------------------------------------------------------------------

LIABILITIES:
GMWB/GWBL/(1)/.................      61 Discounted Cash flow                          Lapse Rates    1.0% - 8.0%
                                                                                 Withdrawal rates    0.0% - 7.0%
                                                                        Volatility rates - Equity   20.0% - 33.0%
-------------------------------------------------------------------------------------------------------------------

  /(1)/Excludes GMAB and GIB liabilities.

        Quantitative Information about Level 3 Fair Value Measurements
                               December 31, 2012

                                 Fair         Valuation                   Significant
                                 Value        Technique                Unobservable Input               Range
                                ------- ---------------------- ---------------------------------- -----------------
                                                              (In Millions)
Assets:
Investments:
  Fixed maturities,
  available-for-sale:
   Corporate................... $    94 Matrix pricing model
                                                                Spread over the industry-specific
                                                                            benchmark yield curve 125 bps - 650 bps
-------------------------------------------------------------------------------------------------------------------

   Commercial mortgage-backed..     889 Discounted Cash flow                Constant default rate   3.0% - 25.0%
                                                                           Probability of default       55.0%
                                                                                    Loss severity       49.0%
                                                                                    Discount rate  3.72% - 13.42%
-------------------------------------------------------------------------------------------------------------------

   Residential mortgage-backed.       1 Matrix pricing model                     Spread over U.S.
                                                                                   Treasury curve      46 bps
-------------------------------------------------------------------------------------------------------------------

   Asset-backed................       8 Matrix pricing model                     Spread over U.S.
                                                                                   Treasury curve 30 bps - 695 bps
-------------------------------------------------------------------------------------------------------------------

   Other equity investments....      38 Market comparable                        Revenue multiple
                                          companies                                  R&D multiple   0.6x - 62.5x
                                                                                    Discount rate   1.0x - 30.6x
                                                                                   Discount years       18.0%
                                                               Discount for lack of marketability       1 - 2
                                                                                 and risk factors   40.0% - 60.0%
-------------------------------------------------------------------------------------------------------------------

Separate Accounts' assets......     194 Third party appraisal                 Capitalization rate       5.5%
                                                                         Exit capitalization rate       6.6%
                                                                                    Discount rate       7.7%

                                     22 Discounted cash flow                     Spread over U.S.
                                                                                   Treasury curve 275 bps - 586 bps
                                                                                   Inflation rate    2.0% - 3.0%
                                                                                  Discount factor    1.0% - 2.0%
-------------------------------------------------------------------------------------------------------------------

GMIB reinsurance contracts.....  11,044 Discounted cash flow                          Lapse Rates    1.5% - 8.0%
                                                                                 Withdrawal Rates    0.2% - 8.0%
                                                                           GMIB Utilization Rates   0.0% - 15.0%
                                                                             Non-performance risk  13 bps - 45 bps
                                                                        Volatility rates - Equity   24.0% - 36.0%
-------------------------------------------------------------------------------------------------------------------

Liabilities:
GMWB/GWBL/(1)/.................     205 Discounted cash flow                          Lapse Rates    1.0% - 8.0%
                                                                                 Withdrawal Rates    0.0% - 7.0%
                                                                        Volatility rates - Equity   24.0% - 36.0%
-------------------------------------------------------------------------------------------------------------------

  /(1)/Excludes GMAB and GIB liabilities.

   Excluded from the tables above at December 31, 2013 and 2012, respectively, are approximately $1,088 million and $516 million Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by the Company and are not reasonably available. The fair value measurements of these Level 3 investments comprise approximately 76.2% and 29.3% of total assets classified as Level 3 and represent only 0.8% and 0.4% of total assets measured at fair value on a recurring basis. These investments primarily consist of certain privately placed debt securities with limited trading activity, including commercial mortgage-, residential mortgage- and asset-backed instruments, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in the Company's reporting significantly higher or lower fair value measurements for these Level 3 investments.

   Included in the table above at December 31, 2013 and 2012, respectively, are approximately $54 million and $94 million fair value of privately placed, available-for-sale corporate debt securities classified as Level 3 that is determined by application of a matrix pricing model, representing approximately 18.6% and 26.5% of the total fair value of Level 3 securities in the corporate fixed maturities asset class. The significant unobservable input to the matrix pricing model is the spread over the industry-specific benchmark yield curve. Generally, an increase or decrease in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

   At December 31, 2012, CMBS classified as Level 3 consist of holdings subordinate to the AAA-tranche position and for which the Company applies a discounted cash flow methodology to measure fair value. The process for determining fair value first adjusts the contractual principal and interest payments to reflect performance expectations and then discounts the securities' cash flows to reflect an appropriate risk-adjusted return. The significant unobservable inputs used in these fair value measurements are default rate and probability, loss severity, and the discount rate. An increase either in the cumulative default rate, probability of default, or loss severity would result in a decrease in the fair value of these securities; generally, those assumptions would change in a directionally similar manner. A decrease in the discount rate would result in directionally inverse movement in the fair value measurement of these securities. At December 31, 2013, all CMBS securities were valued using prices obtained from an independent valuation service vendor and therefore excluded from the quantitative disclosures discussed above.

   Residential mortgage-backed securities classified as Level 3 primarily consist of non-agency paper with low trading activity. Included in the tables above at December 31, 2013 and 2012, are approximately 25.0% and 11.1%, respectively, of the total fair value of these Level 3 securities that is determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Generally, a change in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

   Asset-backed securities classified as Level 3 primarily consist of non-agency mortgage loan trust certificates, including subprime and Alt-A paper, credit tenant loans, and equipment financings. Included in the tables above at December 31, 2013 and 2012, are approximately 8.4% and 7.1%, respectively, of the total fair value of these Level 3 securities that is determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Significant increases (decreases) in spreads would result in significantly lower (higher) fair value measurements.

   Other equity investments classified as Level 3 primarily consist of private venture capital fund investments of AllianceBernstein for which fair values are adjusted to reflect expected exit values as evidenced by financing and sale transactions with third parties or when consideration of other factors, such as current company performance and market conditions, is determined by management to require valuation adjustment. Significant increase (decrease) in isolation in the underlying enterprise value to revenue multiple and enterprise value to R&D investment multiple, if applicable, would result in significantly higher (lower) fair value measurement. Significant increase (decrease) in the discount rate would result in a significantly lower (higher) fair value measurement. Significant increase (decrease) in isolation in the discount factor ascribed for lack of marketability and various risk factors would result in significantly lower (higher) fair value measurement. Changes in the discount factor generally are not correlated to changes in the value multiples. Also classified as Level 3 at December 31, 2013 and 2012, respectively, are approximately $30 million and $30 million private venture capital fund-of-fund investments of AllianceBernstein for which fair value is estimated using the capital account balances provided by the partnerships. The interests in these partnerships cannot be redeemed. As of December 31, 2013 and 2012, AllianceBernstein's aggregate unfunded commitments to these investments were approximately $10 million and $12 million.

   Separate Accounts' assets classified as Level 3 at December 31, 2013 and 2012, respectively, primarily consist of private equity investments with fair value of approximately $215 million and $198 million, including approximately $219 million and $194 million fair value investment in a private real estate fund, as well as mortgage loans with fair value of approximately $7 million and $18 million. Third party appraisal is used to measure the fair value of the private real estate investment fund, including consideration of observable replacement cost and sales comparisons for the underlying commercial properties, as well as the results from applying a discounted cash flow approach. Significant increase (decrease) in isolation in the capitalization rate and exit capitalization rate assumptions used in the discounted cash flow approach to appraisal value would result in a higher (lower) measure of fair value. A discounted cash flow approach also is applied to determine the approximately $4 million and $4 million fair value of the other private equity investment and for which the significant unobservable assumptions are an inflation rate formula and a discount factor that takes into account various risks, including the illiquid nature of the investment at December 31, 2013 and 2012, respectively. A significant increase (decrease) in the inflation rate would have directionally inverse effect on the fair value of the security. With respect to the fair value measurement of mortgage loans, a significant increase (decrease) in the assumed spread over US Treasuries would produce a lower (higher) fair value measurement. Changes in the discount rate or factor used in the valuation techniques to determine the fair values of these private equity investments and mortgage loans generally are not correlated to changes in the other significant unobservable inputs. Significant increase (decrease) in isolation in the discount rate or factor would result in significantly lower (higher) fair value measurements. The remaining Separate Accounts' investments classified as Level 3 at December 31, 2013 and 2012, respectively, consist of mortgage- and asset-backed securities with fair values of approximately $3 million, $7 million, $4 million and $4 million and for which those measurements are determined using substantially the same valuation techniques as earlier described above for the Company's General Account investments in these securities.

   Significant unobservable inputs with respect to the fair value measurement of the Level 3 GMIB reinsurance contract asset and the Level 3 liabilities identified in the table above are developed using Company data. Validations of unobservable inputs are performed to the extent the Company has experience. When an input is changed the model is updated and the results of each step of the model are analyzed for reasonableness.

   The significant unobservable inputs used in the fair value measurement of the Company's GMIB reinsurance contract asset are lapse rates, withdrawal rates and GMIB utilization rates. Significant increases in GMIB utilization rates or decreases in lapse or withdrawal rates in isolation would tend to increase the GMIB reinsurance contract asset.

   Fair value measurement of the GMIB reinsurance contract asset includes dynamic lapse and GMIB utilization assumptions whereby projected contractual lapses and GMIB utilization reflect the projected net amount of risks of the contract. As the net amount of risk of a contract increases, the assumed lapse rate decreases and the GMIB utilization increases. Increases in volatility would increase the asset.

   The significant unobservable inputs used in the fair value measurement of the Company's GMWB and GWBL liability are lapse rates and withdrawal rates. Significant increases in withdrawal rates or decreases in lapse rates in isolation would tend to increase these liabilities. Increases in volatility would increase these liabilities.

   The carrying values and fair values at December 31, 2013 and 2012 for financial instruments not otherwise disclosed in Notes 3 and 12 are presented in the table below. Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts and pension and other postretirement obligations.

                                                                      FAIR VALUE
                                              CARRYING ----------------------------------------
                                               VALUE   LEVEL 1   LEVEL 2     LEVEL 3    TOTAL
                                              -------- ------- ------------ ---------- --------
                                                                (IN MILLIONS)
DECEMBER 31, 2013:
------------------
Mortgage loans on real estate................ $  5,684  $   -- $         -- $    5,716 $  5,716
Other limited partnership interests..........    1,592      --           --      1,592    1,592
Loans to affiliates..........................    1,088      --          800        398    1,198
Policyholders liabilities: Investment
  contracts..................................    2,435      --           --      2,523    2,523
Long-term debt...............................      200      --          225         --      225
Loans from affiliates........................      825      --          969         --      969

December 31, 2012:
------------------
Mortgage loans on real estate................ $  5,059  $   -- $         -- $    5,249 $  5,249
Other limited partnership interests..........    1,514      --           --      1,514    1,514
Loans to affiliates..........................    1,037      --          784        402    1,186
Policyholders liabilities: Investment
  contracts..................................    2,494      --           --      2,682    2,682
Long-term debt...............................      200      --          236         --      236
Loans from affiliates........................    1,325      --        1,676         --    1,676

   Fair values for commercial and agricultural mortgage loans on real estate are measured by discounting future contractual cash flows to be received on the mortgage loan using interest rates at which loans with similar characteristics and credit quality would be made. The discount rate is derived from taking the appropriate U.S. Treasury rate with a like term to the remaining term of the loan and adding a spread reflective of the risk premium associated with the specific loan. Fair values for mortgage loans anticipated to be foreclosed and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

   Other limited partnership interests and other equity investments, including interests in investment companies, are accounted for under the equity method and for which the carrying value provides a reasonable estimate of fair value as the underlying investments of these partnerships are valued at estimated fair value.

   Fair values for the Company's long-term debt are determined from quotations provided by brokers knowledgeable about these securities and internally assessed for reasonableness. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined in the same manner as for such transactions with third parties, including matrix pricing models for debt securities and discounted cash flow analysis for mortgage loans.

   The fair values for the Company's association plans contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholder's account balances are estimated using projected cash flows discounted at rates reflecting current market rates. Significant unobservable inputs reflected in the cash flows include lapse rates and withdrawal rates. Incremental adjustments may be made to the fair value to reflect non-performance risk. Certain other products such as Access Accounts are held at book value.

8) GMDB, GMIB, GIB, GWBL AND OTHER FEATURES AND NO LAPSE GUARANTEE FEATURES

    A) Variable Annuity Contracts -- GMDB, GMIB, GIB and GWBL and Other Features

   The Company has certain variable annuity contracts with GMDB, GMIB, GIB and GWBL and other features in-force that guarantee one of the following:

      . Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

      . Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

      . Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

      . Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include a five year or an annual reset; or

      . Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

   The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders' liabilities:

                                                GMDB      GMIB      TOTAL
                                              --------  --------  --------
                                                      (IN MILLIONS)
Balance at January 1, 2011................... $  1,265  $  2,311  $  3,576
  Paid guarantee benefits....................     (203)      (47)     (250)
  Other changes in reserve...................      531     1,866     2,397
                                              --------  --------  --------
Balance at December 31, 2011.................    1,593     4,130     5,723
  Paid guarantee benefits....................     (288)      (77)     (365)
  Other changes in reserve...................      467       508       975
                                              --------  --------  --------
Balance at December 31, 2012.................    1,772     4,561     6,333
  Paid guarantee benefits....................     (237)     (325)     (562)
  Other changes in reserve...................       91       (33)       58
                                              --------  --------  --------
Balance at December 31, 2013................. $  1,626  $  4,203  $  5,829
                                              ========  ========  ========

   Related GMDB reinsurance ceded amounts were:

                                                  GMDB
                                              -------------
                                              (IN MILLIONS)

Balance at January 1, 2011...................    $      533
  Paid guarantee benefits....................           (81)
  Other changes in reserve...................           264
                                                 ----------
Balance at December 31, 2011.................           716
  Paid guarantee benefits....................          (127)
  Other changes in reserve...................           255
                                                 ----------
Balance at December 31, 2012.................           844
  Paid guarantee benefits....................          (109)
  Other changes in reserve...................            56
                                                 ----------
Balance at December 31, 2013.................    $      791
                                                 ==========

   The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

   The December 31, 2013 values for variable annuity contracts in force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                RETURN OF
                                                 PREMIUM    RATCHET  ROLL-UP    COMBO      TOTAL
                                               ----------  --------  -------  ---------  ---------
                                                              (DOLLARS IN MILLIONS)
GMDB:
-----
  Account values invested in:
   General Account............................ $   13,121  $    228  $    92  $     393  $  13,834
   Separate Accounts.......................... $   36,658  $  8,551  $ 4,094  $  37,795  $  87,098
  Net amount at risk, gross................... $      270  $    169  $ 2,192  $  10,891  $  13,522
  Net amount at risk, net of amounts
   reinsured.................................. $      270  $    111  $ 1,451  $   4,152  $   5,984
  Average attained age of contractholders.....       50.8      64.5     70.2       65.2       54.6
  Percentage of contractholders over age 70...        8.4%     32.2%    53.0%      33.7%      15.5%
  Range of contractually specified interest
   rates......................................        N/A       N/A   3% - 6%  3% - 6.5%  3% - 6.5%

GMIB:
-----
  Account values invested in:
   General Account............................        N/A       N/A  $    37  $     428  $     465
   Separate Accounts..........................        N/A       N/A  $ 8,349  $  49,109  $  57,458
  Net amount at risk, gross...................        N/A       N/A  $   892  $   1,551  $   2,443
  Net amount at risk, net of amounts
   reinsured..................................        N/A       N/A  $   268  $     369  $     637
  Weighted average years remaining until
   annuitization..............................        N/A       N/A      0.7        3.5        3.3
  Range of contractually specified interest
   rates......................................        N/A       N/A   3% - 6%  3% - 6.5%  3% - 6.5%

   In the second quarter 2013, the approach for determining the above noted GMIB net amount at risk was updated to be more reflective of the economic exposure to the Company. Previously, the calculation used a current annuitization factor based on the retail pricing basis for single-premium individual annuities, including premium loads and interest margins. The updated approach excludes premium loads and interest margins.

   The Company continues to proactively manage the risks associated with its in-force business, particularly variable annuities with guarantee features. For example, in third quarter 2013, the Company initiated a program to purchase from certain policyholders the GMDB and GMIB riders contained in their Accumulator(R) contracts. As a result of this program, the Company is assuming a change in the short term behavior of remaining policyholders, as those who do not accept are assumed to be less likely to surrender their contract over the short term.

   Due to the difference in accounting recognition between the fair value of the reinsurance contract asset and the U.S. GAAP gross reserves and DAC the net impact is an after-tax loss of $20 million, which was recognized in 2013.

   The liability for SCS, SIO, MSO, IUL, GIB and GWBL and other features, not included above, was $346 million at December 31, 2013 and the liability for GIB and GWBL and other features, not included above, was $265 million at December 31, 2012, which are accounted for as embedded derivatives. The liability for GIB, GWBL and other features reflects the present value of expected future payments (benefits) less the fees attributable to these features over a range of market consistent economic scenarios. The liability for SCS, SIO, MSO and IUL reflects the present value of expected future payments assuming the segments are held to maturity.

   B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features

   The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

              INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                  DECEMBER 31,
                                              ---------------------
                                                 2013       2012
                                              ---------- ----------

                                                  (IN MILLIONS)
GMDB:
-----
Equity....................................... $   64,035 $   52,633
Fixed income.................................      3,330      3,748
Balanced.....................................     19,237     19,102
Other........................................        496        543
                                              ---------- ----------
Total........................................ $   87,098 $   76,026
                                              ========== ==========

GMIB:
Equity....................................... $   41,603 $   33,361
Fixed income.................................      2,208      2,335
Balanced.....................................     13,401     12,906
Other........................................        246        264
                                              ---------- ----------
Total........................................ $   57,458 $   48,866
                                              ========== ==========

   C) Hedging Programs for GMDB, GMIB, GIB and GWBL and Other Features

   Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program currently utilizes derivative contracts, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2013, the total account value and net amount at risk of the hedged variable annuity contracts were $40,319 million and $4,774 million, respectively, with the GMDB feature and $23,346 million and $370 million, respectively, with the GMIB feature.

   These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in net investment income (loss) in the period in which they occur, and may contribute to earnings (loss) volatility.

   D) Variable and Interest-Sensitive Life Insurance Policies - No Lapse
   Guarantee

   The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

   The following table summarizes the no lapse guarantee liabilities reflected in the General Account in Future policy benefits and other policyholders' liabilities, and the related reinsurance ceded.

                                                                REINSURANCE
                                              DIRECT LIABILITY     CEDED          NET
                                              ---------------- -------------  -----------

                                                               (IN MILLIONS)

Balance at January 1, 2011...................     $        375   $      (231) $       144
  Other changes in reserves..................               95           (31)          64
                                                  ------------   -----------  -----------
Balance at December 31, 2011.................              470          (262)         208
  Other changes in reserves..................               86           (48)          38
                                                  ------------   -----------  -----------
Balance at December 31, 2012.................              556          (310)         246
  Other changes in reserves..................              273          (131)         142
                                                  ------------   -----------  -----------
Balance at December 31, 2013.................     $        829   $      (441) $       388
                                                  ============   ===========  ===========

9) REINSURANCE AGREEMENTS

   The Company assumes and cedes reinsurance with other insurance companies. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

   The Company reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Insurance Group maintains a maximum retention on each single-life policy of $25 million and on each second-to-die policy of $30 million with the excess 100% reinsured. The Company also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

   At December 31, 2013, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 5.6% and 50.2%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 32.0% and 41.9%, respectively, of its current liability exposure resulting from the GMIB feature. See Note 8.

   Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives at December 31, 2013 and 2012 were $6,747 million and $11,044 million, respectively. The increases (decreases) in estimated fair value were $(4,297) million, $497 million and $5,941 million for 2013, 2012 and 2011, respectively.

   At December 31, 2013 and 2012, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $2,379 million and $2,465 million, of which $1,920 million and $1,964 million related to two specific reinsurers, which are rated A/AA- with the remainder of the reinsurers rated BBB and above or not rated. At December 31, 2013 and 2012, affiliated reinsurance recoverables related to insurance contracts amounted to $1,555 million and $1,383 million, respectively. A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations. The Insurance Group evaluates the financial condition of its reinsurers in an effort to minimize its exposure to significant losses from reinsurer insolvencies.

   Reinsurance payables related to insurance contracts totaling $70 million and $73 million are included in other liabilities in the consolidated balance sheets at December 31, 2013 and 2012, respectively.

   The Insurance Group cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $143 million and $160 million at December 31, 2013 and 2012, respectively.

   The Insurance Group also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

   The Insurance Group has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, the Insurance Group currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2013 and 2012 were $709 million and $752 million, respectively.

   The following table summarizes the effect of reinsurance:

                                                2013     2012     2011
                                              -------  -------  -------
                                                    (IN MILLIONS)

Direct premiums.............................. $   848  $   873  $   908
Reinsurance assumed..........................     213      219      210
Reinsurance ceded............................    (565)    (578)    (585)
                                              -------  -------  -------
Premiums..................................... $   496  $   514  $   533
                                              =======  =======  =======
Universal Life and Investment-type Product
  Policy Fee Income Ceded.................... $   247  $   234  $   221
                                              =======  =======  =======
Policyholders' Benefits Ceded................ $   703  $   667  $   510
                                              =======  =======  =======

   Individual Disability Income and Major Medical

   Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $79 million and $86 million at December 31, 2013 and 2012, respectively. At December 31, 2013 and 2012, respectively, $1,687 million and $1,704 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group, rated AA-. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:

                                               2013   2012   2011
                                              ------ ------ ------
                                                 (IN MILLIONS)
Incurred benefits related to current year.... $   15 $   16 $   24
Incurred benefits related to prior years.....     10     14     18
                                              ------ ------ ------
Total Incurred Benefits...................... $   25 $   30 $   42
                                              ====== ====== ======

Benefits paid related to current year........ $   19 $   21 $   15
Benefits paid related to prior years.........     13     16     24
                                              ------ ------ ------
Total Benefits Paid.......................... $   32 $   37 $   39
                                              ====== ====== ======

10)SHORT-TERM AND LONG-TERM DEBT

   Short-term and long-term debt consists of the following:

                                               DECEMBER 31,
                                              ---------------
                                               2013    2012
                                              ------- -------
                                               (IN MILLIONS)
Short-term debt:
AllianceBernstein commercial paper (with
  interest rates of 0.3% and 0.5%)........... $   268 $   323
                                              ------- -------
Total short-term debt........................     268     323
                                              ------- -------

Long-term debt:
AXA Equitable:
  Surplus Notes, 7.7%, due 2015..............     200     200
                                              ------- -------
Total long-term debt.........................     200     200
                                              ------- -------
Total Short-term and Long-term Debt.......... $   468 $   523
                                              ======= =======

   Short-term Debt

   AXA Equitable is a member of the Federal Home Loan Bank of New York ("FHLBNY"), which provides AXA Equitable with access to collateralized borrowings and other FHLBNY products. As membership requires the ownership of member stock, AXA Equitable purchased stock to meet its membership requirement ($13 million, as of December 31, 2013). Any borrowings from the FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the borrowings. AXA Equitable's borrowing capacity with FHLBNY is $1,000 million. As a member of FHLBNY, AXA Equitable can receive advances for which it would be required to pledge qualified mortgage-backed assets and government securities as collateral. At December 31, 2013, there were no outstanding borrowings from FHLBNY.

   In December 2010, AllianceBernstein entered into a committed, unsecured three-year senior revolving credit facility (the "AB Credit Facility") with a group of commercial banks and other lenders in an original principal amount of $1,000 million with SCB LLC as an additional borrower.

   The AB Credit Facility is available for AllianceBernstein's and SCB LLC's business purposes, including the support of AllianceBernstein's $1,000 million commercial paper program. Both AllianceBernstein and SCB LLC can draw directly under the AB Credit Facility and management expects to draw on the AB Credit Facility from time to time.

   The AB Credit Facility contains affirmative, negative and financial covenants, which are customary for facilities of this type, including, among other things, restrictions on dispositions of assets, restrictions on liens, a minimum interest coverage ratio and a maximum leverage ratio. The AB Credit Facility also includes customary events of default (with customary grace periods, as applicable), including provisions under which, upon the occurrence of an event of default, all outstanding loans may be accelerated and/or lender's commitments may be terminated. Also, under such provisions, upon the occurrence of certain insolvency or bankruptcy related events of default, all amounts payable under the AB Credit Facility would automatically become immediately due and payable, and the lender's commitments would automatically terminate.

   The AB Credit Facility provides for possible increases in principal amount by up to an aggregate incremental amount of $250 million ("accordion feature"), any such increase being subject to the consent of the affected lenders. Amounts under the AB Credit Facility may be borrowed, repaid and re-borrowed by either company from time to time until the maturity of the facility. Voluntary prepayments and commitment reductions requested by AllianceBernstein are permitted at any time without fee (other than customary breakage costs relating to the prepayment of any drawn loans) upon proper notice and subject to a minimum dollar requirement. Borrowings under the AB Credit Facility bear interest at a rate per annum, which will be, at AllianceBernstein's option, a rate equal to an applicable margin, which is subject to adjustment based on the credit ratings of AllianceBernstein, plus one of the following indexes: London Interbank Offered Rate ("LIBOR"); a floating base rate; or the Federal Funds rate.

   On January 17, 2012, the AB Credit Facility was amended and restated. The principal amount was amended to $900 million from the original principal amount of $1,000 million. Also, the amendment increased the accordion feature from $250 million to $350 million. In addition, the maturity date of the AB Credit Facility has been extended from December 9, 2013 to January 17, 2017. There were no other significant changes in terms and conditions included in this amendment.

   As of December 31, 2013 and 2012, AllianceBernstein had no amounts outstanding under the AB Credit Facility or the previous revolving credit facilities, respectively.

   In addition, SCB LLC has five uncommitted lines of credit with four financial institutions. Two of these lines of credit permit
   AllianceBernstein to borrow up to an aggregate of approximately $200 million while three lines have no stated limit.

   Long-term Debt

   At December 31, 2013, the Company was not in breach of any long-term debt covenants.

11)RELATED PARTY TRANSACTIONS

   Loans to Affiliates

   In September 2007, AXA issued a $650 million 5.4% Senior Unsecured Note to AXA Equitable. The note pays interest semi-annually and was scheduled to mature on September 30, 2012. In March 2011, the maturity date of the note was extended to December 30, 2020 and the interest rate was increased to 5.7%.

   In June 2009, AXA Equitable sold a jointly owned real estate property valued at $1,100 million to a non-insurance subsidiary of AXA Financial in exchange for $700 million in cash and $400 million in 8.0% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. The $439 million after-tax excess of the property's fair value over its carrying value was accounted for as a capital contribution to AXA Equitable.

   In third quarter 2013, AXA Equitable purchased, at fair value, AXA Arizona's $50 million note receivable from AXA for $56 million. This note pays interest semi-annually at an interest rate of 5.4% and matures on December 15, 2020.

   Loans from Affiliates

   In 2005, AXA Equitable issued a surplus note to AXA Financial in the amount of $325 million with an interest rate of 6.0% and a maturity date of December 1, 2035. Interest on this note is payable semi-annually.

   In December 2008, AXA Equitable issued a $500 million callable 7.1% surplus note to AXA Financial. The note pays interest semi-annually and matures on December 1, 2018.

   In November 2008, AXA Equitable issued a $500 million callable 7.1% surplus note to AXA Financial. The note paid interest semi-annually and was scheduled to mature on December 1, 2018. In June 2013, AXA Equitable repaid this note at par value plus interest accrued to AXA Financial.

   Other Transactions

   In third quarter 2013, AXA Equitable purchased, at fair value, MONY Life Insurance Company's ("MONY Life") equity interest in limited partnerships for $53 million and MONY Life's CMBS portfolio for $31 million.

   In October 2012, AXA Equitable sold its 50% interest in a real estate joint venture supporting the Wind-up Annuities line of business to 1285 Holdings, LLC, a non-insurance subsidiary of AXA Financial in exchange for $402 million in cash. The $195 million after-tax excess of the real estate joint venture's fair value over its carrying value has been accounted for as a capital contribution to AXA Equitable. In connection with this sale, the Company recognized a $226 million pre-tax premium deficiency reserve related to the Wind-up Annuities line of business.

   In August 2012, the Company purchased agricultural mortgage loans from MONY Life and MONY Life Insurance Company of America ("MLOA"), for a purchase price of $109 million.

   The Company reimburses AXA Financial for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to AXA Financial of the benefits provided which totaled $40 million, $37 million and $14 million, respectively, for 2013, 2012 and 2011.

   In 2013, 2012 and 2011, respectively, the Company paid AXA Distribution and its subsidiaries $621 million, $684 million and $641 million of commissions and fees for sales of insurance products. The Company charged AXA Distribution's subsidiaries $306 million, $348 million and $413 million, respectively, for their applicable share of operating expenses in 2013, 2012 and 2011, pursuant to the Agreements for Services.

   The Company currently reinsures to AXA RE Arizona Company ("AXA Arizona") a 100% quota share of all liabilities for variable annuities with enhanced GMDB and GMIB riders issued on or after January 1, 2006 and in-force on September 30, 2008. AXA Arizona also reinsures a 90% quota share of level premium term insurance issued by AXA Equitable on or after March 1, 2003 through December 31, 2008 and lapse protection riders under UL insurance policies issued by AXA Equitable on or after June 1, 2003 through June 30, 2007. The reinsurance arrangements with AXA Arizona provide important capital management benefits to AXA Equitable. At December 31, 2013 and 2012, the Company's GMIB reinsurance asset with AXA Arizona had carrying values of $5,388 million and $8,888 million, respectively, and is reported in Guaranteed minimum income benefit reinsurance asset, at fair value in the consolidated balance sheets. Ceded premiums in 2013, 2012 and 2011 related to the UL and no lapse guarantee riders totaled approximately $474 million, $484 million and $484 million, respectively. Ceded claims paid in 2013, 2012 and 2011 were $70 million, $68 million and $31 million, respectively.

   Various AXA affiliates, including AXA Equitable, cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Global Life beginning in 2010 (and AXA Cessions in 2009 and prior), AXA affiliated reinsurers. AXA Global Life, in turn, retrocedes a quota share portion of these risks prior to 2008 to AXA Equitable on a one-year term basis.

   AXA Life Insurance Company Ltd (Japan), an AXA subsidiary, cedes a portion of their annuity business to AXA Equitable.

   Various AXA Financial affiliates cede a portion of their life business through excess of retention treaties to AXA Equitable on a yearly renewal term basis.

   Premiums earned from the above mentioned affiliated reinsurance transactions in 2013, 2012 and 2011 totaled approximately $21 million, $21 million and $22 million, respectively. Claims and expenses paid in 2013, 2012 and 2011 were $10 million, $13 million and $14 million, respectively.

   Both AXA Equitable and AllianceBernstein, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements including technology and professional development arrangements. AXA Equitable and AllianceBernstein incurred expenses under such agreements of approximately $165 million, $161 million and $152 million in 2013, 2012 and 2011, respectively. Expense reimbursements by AXA and AXA affiliates to AXA Equitable under such agreements totaled approximately $24 million, $26 million and $22 million in 2013, 2012 and 2011, respectively. The net receivable (payable) related to these contracts was approximately $(8) million and $8 million at December 31, 2013 and 2012, respectively.

   Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AllianceBernstein. These revenues are described below:

                                                2013     2012     2011
                                              -------- -------- --------

                                                    (IN MILLIONS)
Investment advisory and services fees........ $  1,010 $    879 $    831
Distribution revenues........................      455      408      360
Other revenues -- shareholder servicing fees.       91       89       92
Other revenues -- other......................        6        5        6

12)EMPLOYEE BENEFIT PLANS

   PENSION PLANS

   AXA Equitable sponsors a qualified defined benefit pension plan covering its eligible employees (including certain qualified part-time employees), managers and financial professionals. This pension plan is non-contributory and its benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plan. AXA Equitable also sponsors non-qualified defined benefit pension plans.

   AXA Equitable announced in the third quarter of 2013 that benefit accruals under its qualified and non-qualified defined benefit pension plans would be discontinued after December 31, 2013. This plan curtailment resulted in a decrease in the Projected Benefit Obligation ("PBO") of approximately $29 million, which was offset against existing deferred losses in AOCI, and recognition of a $3 million curtailment loss from accelerated recognition of existing prior service costs accumulated in OCI. In addition, AXA Equitable announced that it will begin providing a company contribution to the AXA Equitable 401(k) Plan as of January 1, 2014. AXA Equitable will also provide an excess 401(k) contribution for eligible compensation over the qualified plan compensation limits under a nonqualified deferred compensation plan.

   AllianceBernstein maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AllianceBernstein in the United States prior to October 2, 2000. AllianceBernstein's benefits are based on years of credited service and average final base salary. The Company uses a December 31 measurement date for its pension plans.

   For 2013, no cash contributions were made by AXA Equitable to its qualified pension plan. AllianceBernstein made a $4 million cash contribution to its qualified pension plan in 2013. The funding policy of the Company for its qualified pension plans is to satisfy its funding obligations each year in an amount not less than the minimum required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Protection Act of 2006 (the "Pension Act"), and not greater than the maximum it can deduct for Federal income tax purposes. Based on the funded status of the plans at December 31, 2013, no minimum contribution is required to be made in 2014 under ERISA, as amended by the Pension Act. AllianceBernstein currently estimates that it will contribute $6 million to its pension plan during 2014.

   Components of net periodic pension expense for the Company's qualified plans were as follows:

                                                2013     2012     2011
                                              -------  -------  -------
                                                    (IN MILLIONS)

Service cost................................. $    40  $    40  $    41
Interest cost................................      99      109      122
Expected return on assets....................    (155)    (146)    (120)
Actuarial (gain) loss........................       1        1       --
Net amortization.............................     155      164      145
Curtailment..................................       3       --       --
                                              -------  -------  -------
Net Periodic Pension Expense................. $   143  $   168  $   188
                                              =======  =======  =======

   Changes in the PBO of the Company's qualified plans were comprised of:

                                                 DECEMBER 31,
                                              ------------------
                                                2013      2012
                                              --------  --------
                                                 (IN MILLIONS)

Projected benefit obligation, beginning of
  year....................................... $  2,797  $  2,626
Service cost.................................       32        32
Interest cost................................       99       109
Actuarial (gains) losses.....................     (260)      219
Benefits paid................................     (176)     (187)
Plan amendments and curtailments.............      (29)       (2)
                                              --------  --------
Projected Benefit Obligation, End of Year.... $  2,463  $  2,797
                                              ========  ========

   The following table discloses the change in plan assets and the funded status of the Company's qualified pension plans:

                                                DECEMBER 31,
                                              ----------------
                                                2013     2012
                                              --------  ------
                                                (IN MILLIONS)

Pension plan assets at fair value, beginning
  of year.................................... $  2,396  $2,093
Actual return on plan assets.................      180     231
Contributions................................        4     265
Benefits paid and fees.......................     (179)   (193)
                                              --------  ------
Pension plan assets at fair value, end of
  year.......................................    2,401   2,396
PBO..........................................    2,463   2,797
                                              --------  ------
Excess of PBO Over Pension Plan Assets....... $    (62) $ (401)
                                              ========  ======

   Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $62 million and $401 million at December 31, 2013 and 2012, respectively. The aggregate PBO and fair value of pension plan assets for plans with PBOs in excess of those assets were $2,463 million and $2,401 million, respectively, at December 31, 2013 and $2,797 million and $2,396 million, respectively, at December 31, 2012. The aggregate accumulated benefit obligation and fair value of pension plan assets for pension plans with accumulated benefit obligations in excess of those assets were $2,463 million and $2,401 million, respectively, at December 31, 2013 and $2,761 million and $2,396 million, respectively, at December 31, 2012. The accumulated benefit obligation for all defined benefit pension plans was $2,463 million and $2,761 million at December 31, 2013 and 2012, respectively.

   The following table discloses the amounts included in AOCI at December 31, 2013 and 2012 that have not yet been recognized as components of net periodic pension cost:

                                                DECEMBER 31,
                                              -----------------
                                                2013     2012
                                              -------- --------
                                                (IN MILLIONS)

Unrecognized net actuarial (gain) loss....... $  1,181 $  1,650
Unrecognized prior service cost (credit).....       --        4
                                              -------- --------
  Total...................................... $  1,181 $  1,654
                                              -------- --------

   The estimated net actuarial (gain) loss and prior service cost (credit) expected to be reclassified from AOCI and recognized as components of net periodic pension cost over the next year are $115 million and $0 million, respectively.

   The following table discloses the allocation of the fair value of total plan assets for the qualified pension plans of the Company at December 31, 2013 and 2012:

                                                DECEMBER 31,
                                              ----------------
                                                2013     2012
                                              -------  -------
                                                (IN MILLIONS)

Fixed Maturities.............................    49.0%    52.8%
Equity Securities............................    39.1     36.5
Equity real estate...........................     9.3      8.4
Cash and short-term investments..............     1.9      2.3
Other........................................     0.7       --
                                              -------  -------
  Total......................................   100.0%   100.0%
                                              =======  =======

   The primary investment objective of the qualified pension plan of AXA Equitable is to maximize return on assets, giving consideration to prudent risk. Guidelines regarding the allocation of plan assets for AXA Equitable's qualified pension plan are formalized by the Investment Committee established by the funded benefit plans of AXA Equitable and are designed with a long-term investment horizon. During 2013, AXA Equitable continued to implement an investment allocation strategy of the qualified defined benefit pension plan targeting 30%-40% equities, 50%-60% high quality bonds, and 0%-15% equity real estate and other investments. Exposure to real estate investments offers diversity to the total portfolio and long-term inflation protection.

   In 2013, AXA Equitable's qualified pension plan continued to implement hedging strategies intended to minimize downside equity risk, principally using exchange-traded options contracts. As a result of a strategic asset allocation project conducted in the latter half of 2013, the existing equity-hedging program was discontinued in January 2014 at maturity of the underlying positions.

   The following tables disclose the fair values of plan assets and their level of observability within the fair value hierarchy for the qualified pension plans of the Company at December 31, 2013 and 2012, respectively.

                                              LEVEL 1  LEVEL 2  LEVEL 3   TOTAL
                                              -------- -------- -------- --------
                                                         (IN MILLIONS)
DECEMBER 31, 2013:
------------------
Asset Categories
Fixed Maturities:
  Corporate.................................. $     -- $    801 $     -- $    801
  U.S. Treasury, government and agency.......       --      343       --      343
  States and political subdivisions..........       --       16       --       16
  Other structured debt......................       --        6        4       10
Common and preferred equity..................      716      191       --      907
Mutual funds.................................       44       --       --       44
Private real estate investment funds.........       --       --        2        2
Private real estate investment trusts........       --       11      220      231
Cash and cash equivalents....................        1       --       --        1
Short-term investments.......................       23       23       --       46
                                              -------- -------- -------- --------
  Total...................................... $    784 $  1,391 $    226 $  2,401
                                              ======== ======== ======== ========

December 31, 2012:
------------------
Asset Categories
Fixed Maturities:
  Corporate.................................. $     -- $    849 $     -- $    849
  U.S. Treasury, government and agency.......       --      410       --      410
  States and political subdivisions..........       --       18       --       18
  Other structured debt......................       --       --        5        5
Common and preferred equity..................      751       62       --      813
Mutual funds.................................       35       --       --       35
Private real estate investment funds.........       --       --        3        3
Private real estate investment trusts........       --       11      197      208
Cash and cash equivalents....................       25       --       --       25
Short-term investments.......................       --       30       --       30
                                              -------- -------- -------- --------
  Total...................................... $    811 $  1,380 $    205 $  2,396
                                              ======== ======== ======== ========

   At December 31, 2013, assets classified as Level 1, Level 2, and Level 3 comprise approximately 32.7%, 57.9% and 9.4%, respectively, of qualified pension plan assets. At December 31, 2012, assets classified as Level 1, Level 2 and Level 3 comprised approximately 33.9%, 57.5% and 8.6%, respectively, of qualified pension plan assets. See Note 2 for a description of the fair value hierarchy. The fair values of qualified pension plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. Except for an investment of approximately $2 million in a private REIT through a pooled separate account, there are no significant concentrations of credit risk arising within or across categories of qualified pension plan assets.

   The tables below present a reconciliation for all Level 3 qualified pension plan assets at December 31, 2013 and 2012, respectively.

                                                                PRIVATE
                                                              REAL ESTATE  PRIVATE
                                                  FIXED       INVESTMENT  INVESTMENT   COMMON
                                              MATURITIES/(1)/    FUNDS      TRUSTS     EQUITY     TOTAL
                                              --------------  ----------- ---------- ---------- ----------

                                                                     (IN MILLIONS)
Balance at January 1, 2013...................     $        5   $        3 $      197 $       -- $      205
Actual return on plan assets:
  Relating to assets still held at
   December 31, 2013.........................             --           --         23         --         23
  Purchases/issues...........................             --           --         --         --         --
  Sales/settlements..........................             --           --         --         --         --
  Transfers into/out of Level 3..............            (1)          (1)         --         --        (2)
                                                  ----------   ---------- ---------- ---------- ----------
Balance at December 31, 2013.................     $        4   $        2 $      220 $       -- $      226
                                                  ==========   ========== ========== ========== ==========

Balance at January 1, 2012...................     $        6   $        4 $      183 $       -- $      193
Actual return on plan assets:
  Relating to assets still held at
   December 31, 2012.........................             --           --         14         --         14
  Sales/settlements..........................            (1)          (1)         --         --        (2)
  Transfers into/out of Level 3..............             --           --         --         --         --
                                                  ----------   ---------- ---------- ---------- ----------
Balance at December 31, 2012.................     $        5   $        3 $      197 $       -- $      205
                                                  ==========   ========== ========== ========== ==========

  /(1)/Includes commercial mortgage- and asset-backed securities and other structured debt.

   The discount rate assumptions used by the Company to measure the benefits obligations and related net periodic cost of its qualified pension plans reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under each of the Company's qualified pension plans were discounted using a published high-quality bond yield curve. The discount rate used to measure each of the benefits' obligations at December 31, 2013 and 2012 represents the level equivalent spot discount rate that produces the same aggregate present value measure of the total benefits obligation as the aforementioned discounted cash flow analysis. The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2013 and 2012.

                                              2013  2012
                                              ----- -----

Discount rates:
  Benefit obligation......................... 4.50% 3.50%
  Periodic cost.............................. 4.50% 4.25%

Rates of compensation increase:
  Benefit obligation and periodic cost....... 6.00% 6.00%

Expected long-term rates of return on
  pension plan assets (periodic cost)........ 6.75% 6.75%

   The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class. Based upon new plan asset allocation targets for 2014 intended to rebalance between the bond and equity portfolios under the long-term investment strategy, the expected long-term rate of return assumed on pension plan assets in the measurement of net periodic cost will be increased to 7.00%.

   Prior to 1987, participants' benefits under AXA Equitable's qualified plan were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $10 million, $12 million and $13 million for 2013, 2012 and 2011, respectively.

   The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2014, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2013 and include benefits attributable to estimated future employee service.

                                                 PENSION
                                                BENEFITS
                                              -------------
                                              (IN MILLIONS)

2014.........................................    $      189
2015.........................................           196
2016.........................................           192
2017.........................................           188
2018.........................................           185
Years 2019 - 2023............................           853

   HEALTH PLANS

   The Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 (collectively, the "Health Acts"), signed into law in March 2010, have both immediate and long-term financial reporting implications for many employers who sponsor health plans for active employees and retirees. While many of the provisions of the Health Acts do not take effect until future years and are intended to coincide with fundamental changes to the healthcare system, current-period measurement of the benefits obligation is required to reflect an estimate of the potential implications of presently enacted law changes absent consideration of potential future plan modifications. Management, in consultation with its actuarial advisors in respect of the Plan, has concluded the Health Acts have no material impact on the calculations on future benefit levels due to the caps on the Company subsidy for retirees. Any increases in plan cost, including those associated under the Excise Tax on high cost plans, are anticipated to be passed on to retirees.

   Included among the major provisions of the Health Acts is a change in the tax treatment of the Medicare Part D subsidy. The subsidy came into existence with the enactment of the Medicare Modernization Act ("MMA") in 2003 and is available to sponsors of retiree health benefit plans with a prescription drug benefit that is "actuarially equivalent" to the benefit provided by the Medicare Part D program. Prior to the Health Acts, sponsors were permitted to deduct the full cost of these retiree prescription drug plans without reduction for subsidies received. Although the Medicare Part D subsidy did not become taxable until years beginning after December 31, 2012, the effects of changes in tax law had to be recognized immediately in the income statement of the period of enactment. When MMA was enacted, the Company reduced its health benefits obligation to reflect the expected future subsidies from this program but did not establish a deferred tax asset for the value of the related future tax deductions. Consequently, passage of the Health Acts did not result in adjustment of the deferred tax accounts.

   In 2011, AXA Equitable eliminated any subsidy for retiree medical and dental coverage for individuals retiring on or after May 1, 2012 as well as a $10,000 retiree life insurance benefit for individuals retiring on or after January 1, 2012. As a result, the Company recognized a one-time reduction in benefits expense of approximately $37 million in 2011.

   AXA FINANCIAL ASSUMPTION

   Since December 31, 1999, AXA Financial has legally assumed primary liability from AXA Equitable for all current and future liabilities of AXA Equitable under certain employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; AXA Equitable remains secondarily liable. AXA Equitable reimburses AXA Financial, Inc. for costs associated with these plans, as described in Note 11.

13)SHARE-BASED AND OTHER COMPENSATION PROGRAMS

   AXA and AXA Financial sponsor various share-based compensation plans for eligible employees and financial professionals of AXA Financial and its subsidiaries, including the Company. AllianceBernstein also sponsors its own unit option plans for certain of its employees.

   Compensations costs for 2013, 2012 and 2011 for share-based payment arrangements as further described herein are as follows:

                                               2013  2012  2011
                                              -----  ----- ----
                                                (IN MILLIONS)
Performance Unit/Shares...................... $  43  $  24 $  2
Stock Options................................     2      3    4
AXA Shareplan................................    13     18    9
AXA Miles....................................    --      1    1
AllianceBernstein Stock Options..............    (4)     1   21
AllianceBernstein Restricted Units...........   286    148  377
                                              -----  ----- ----
Total Compensation Expenses.................. $ 340  $ 195 $414
                                              =====  ===== ====

   U.S. employees are granted AXA ordinary share options under the Stock Option Plan for AXA Financial Employees and Associates (the "Stock Option Plan") and are granted AXA performance units under the AXA Performance Unit Plan (the "Performance Unit Plan"). In 2013, they were granted performance shares under the AXA International Performance Share Plan 2013 (the "Performance Share Plan").

   Performance Units and Performance Shares

   2013 GRANT. On March 22, 2013, under the terms of the Performance Share Plan, AXA awarded approximately 2.2 million unearned performance shares to employees of AXA Equitable. The extent to which 2013-2014 cumulative performance targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance shares earned, which may vary in linear formula between 0% and 130% of the number of performance shares at stake. The performance shares earned during this performance period will vest and be settled on the third anniversary of the award date. The plan will settle in shares to all participants. In 2013, the expense associated with the March 22, 2013 grant of performance shares was approximately $11 million.

   50% SETTLEMENT OF 2010 GRANT IN 2013. On April 4, 2013, cash distributions of approximately $7 million and share distributions of approximately $49,000 were made to active and former AXA Equitable employees in settlement of 390,460 performance units, representing the remaining 50 percent of the number of performance units earned under the terms of the AXA Performance Unit Plan 2010. Cash distributions of approximately $9 million in settlement of approximately 539,000 performance units, representing the first 50 percent of the performance units earned under the terms of the AXA Performance Unit Plan 2010 were distributed in April 2012.

   2012 GRANT. On March 16, 2012, under the terms of the AXA Performance Unit Plan 2012, AXA awarded approximately 2.3 million unearned performance units to employees of AXA Equitable. The extent to which 2012-2013 cumulative performance targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. The performance units earned during this performance period will vest and be settled in cash on the third anniversary of the award date. The price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 15, 2015. In 2013 and 2012, the expense associated with the March 16, 2012 grant of performance units was approximately $26 million and $11 million, respectively.

   2011 GRANT. On March 18, 2011, under the terms of the AXA Performance Unit Plan 2011, AXA awarded approximately 1.8 million unearned performance units to AXA Equitable employees. The extent to which 2011-2012 cumulative two-year targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. The performance units earned during this performance period will vest and be settled on the third anniversary of the award date. The price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 17, 2014. For 2013, 2012 and 2011, the Company recognized expenses associated with the March 18, 2011 grant of performance units of approximately $6 million, $11 million and $2 million, respectively.

   SETTLEMENT OF 2009 GRANT IN 2011. On March 20, 2011, approximately 831,000 performance units earned under the AXA Performance Unit Plan 2009 were fully vested for total value of approximately $17 million. Distributions to participants were made on April 14, 2011, resulting in cash settlements of approximately 80% of these performance units for aggregate value of approximately $14 million and equity settlements of the remainder with approximately 164,000 restricted AXA ordinary shares for aggregate value of approximately $3 million. The AXA ordinary shares were sourced from Treasury shares.

   For 2013, 2012 and 2011, the Company recognized compensation costs of $43 million, $24 million and $2 million, respectively, for performance shares and units earned to date. The change in fair value of these awards is measured by the closing price of the underlying AXA ordinary shares or AXA ADRs. The cost of performance unit and share awards, as adjusted for achievement of performance targets and pre-vesting forfeitures is attributed over the shorter of the cliff-vesting period or to the date at which retirement eligibility is achieved. The value of performance units and shares earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2013 and 2012 was $108 million and $58 million, respectively. Approximately 5.3 million outstanding performance units and shares are at risk to achievement of 2013 performance criteria, primarily representing the performance shares grant of March 22, 2013 for which cumulative average 2013-2014 performance targets will determine the number of performance shares earned and including one-half of the performance unit award granted on March 16, 2012.

   Stock Options

   2013 GRANT. On March 22, 2013, approximately 457,000 options to purchase AXA ordinary shares were granted to employees of AXA Equitable under the terms of the Stock Option Plan at an exercise price of 13.81 euros. All of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date. Approximately 246,000 of the total options awarded on March 22, 2013 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 22, 2013 have a ten-year term. The weighted average grant date fair value per option award was estimated at $1.79 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 31.27%, a weighted average expected term of 7.7 years, an expected dividend yield of 7.52% and a risk-free interest rate of 1.34%. The total fair value of these options (net of expected forfeitures) of $818,597 is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2013, the Company recognized expenses associated with the March 22, 2013 grant of options of approximately $357,000.

   2012 GRANT. On March 16, 2012, approximately 901,000 options to purchase AXA ordinary shares were granted to AXA Equitable employees under the terms of the Stock Option Plan at an exercise price of 12.22 euros. All of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date. Approximately 370,000 of the total options awarded on March 16, 2012 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 16, 2012 have a ten-year term. The weighted average grant date fair value per option award was estimated at $2.48 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 39.89%, a weighted average expected term of 5.6 years, an expected dividend yield of 7.54% and a risk-free interest rate of 1.8%. The total fair value of these options (net of expected forfeitures) of approximately $2 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2013 and 2012, respectively, the expense associated with the March 16, 2012 grant of options was approximately $504,000 and $791,000.

   2011 GRANT. On March 18, 2011, approximately 2.4 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 14.73 euros. Approximately 2.3 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date. In addition, approximately 483,000 of the total options awarded on March 18, 2011 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 18, 2011 have a ten-year term. The weighted average grant date fair value per option award was estimated at $2.49 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 33.9%, a weighted average expected term of 6.4 years, an expected dividend yield of 7.0% and a risk-free interest rate of 3.13%. The total fair value of these options (net of expected forfeitures) of approximately $6 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2013, 2012 and 2011, the Company recognized expenses associated with the March 18, 2011 grant of options of $573,000, $1 million and $2 million, respectively.

   The number of AXA ADRs or AXA ordinary shares authorized to be issued pursuant to option grants and, as further described below, restricted stock grants under The AXA Financial, Inc. 1997 Stock Incentive Plan (the "Stock Incentive Plan") is approximately 124 million less the number of shares issued pursuant to option grants under The AXA Financial, Inc. 1991 Stock Incentive Plan (the predecessor plan to the Stock Incentive Plan).

   A summary of the activity in the AXA, AXA Financial and AllianceBernstein option plans during 2013 follows:

                                                                            Options Outstanding
                                              ------------------------------------------------------------------------------
                                                                                                         AllianceBernstein
                                                                                                              Holding
                                                    AXA Ordinary Shares            AXA ADRs/(3)/               Units
                                              ------------------------------   ---------------------- ----------------------
                                                                Weighted                    Weighted                Weighted
                                                Number          Average          Number     Average     Number      Average
                                              Outstanding       Exercise       Outstanding  Exercise  Outstanding   Exercise
                                              (In 000's)         Price         (In 000's)    Price    (In 000's)     Price
                                              -----------  -----------------   -----------  --------- -----------  ---------

Options outstanding at January 1, 2013.......    18,101.7    (Euro)    21.00       4,990.0  $   20.01     8,553.3  $   39.77
Options granted..............................       486.2    (Euro)    13.81            --  $      --        37.7  $   25.47
Options exercised............................      (527.8)   (Euro)    12.15      (3,022.6) $   17.74      (887.6) $   17.05
Options forfeited, net.......................      (490.4)   (Euro)    19.27        (145.5) $   22.01      (602.4) $   60.10
Options expired..............................          --                 --           7.9         --       (26.9) $   36.50
                                               ----------                      -----------             ----------
Options Outstanding at December 31, 2013.....    17,569.7    (Euro)    21.00       1,829.8  $   23.60     7,074.1  $   40.82
                                               ==========  =================   ===========  =========  ==========  =========
Aggregate Intrinsic Value/(1)/...............              (Euro)      --/(2)/              $ 8,120.6              $   --/(2)/
                                                           =================                =========              =========
Weighted Average Remaining Contractual Term
  (in years).................................        4.24                             1.28                    4.9
                                               ==========                      ===========             ==========
Options Exercisable at December 31, 2013.....    13,599.8    (Euro)    23.12       1,820.1  $   23.66     4,684.5      34.97
                                               ==========  =================   ===========  =========  ==========  =========
Aggregate Intrinsic Value/(1)/...............              (Euro)      --/(2)/              $ 7,967.9              $   --/(2)/
                                                           =================                =========              =========
Weighted Average Remaining Contractual Term
  (in years).................................        3.35                             1.26                    4.8
                                               ==========                      ===========             ==========

  /(1)/Intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2013 of the respective underlying shares over the strike prices of the option awards.
  /(2)/The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero in the table above.
  /(3)/AXA ordinary shares will be delivered to participants in lieu of AXA
       ADRs at exercise or maturity.

   Cash proceeds received from employee exercises of stock options in 2013 was $54 million. The intrinsic value related to employee exercises of stock options during 2013, 2012 and 2011 were $14 million, $5 million and $3 million respectively, resulting in amounts currently deductible for tax purposes of $5 million, $2 million, and $1 million, respectively, for the periods then ended. In 2013, 2012 and 2011, windfall tax benefits of approximately $5 million, $2 million and $1 million, respectively, resulted from employee exercises of stock option awards.

   At December 31, 2013, AXA Financial held approximately 351,000 AXA ADRs and AXA ordinary shares in treasury at a weighted average cost of $24.73 per share, of which approximately 302,000 were designated to fund future exercises of outstanding stock options and approximately 49,000 were designated to fund restricted stock grants. The AXA ADRs were obtained primarily by exercise of call options that had been purchased by AXA Financial beginning in fourth quarter 2004 to mitigate the U.S. dollar price and foreign exchange risks associated with funding exercises of stock options. These call options expired on November 23, 2009. Outstanding employee options to purchase AXA ordinary shares began to become exercisable on March 29, 2007, coincident with the second anniversary of the first award made in 2005, and exercises of these awards are funded by newly issued AXA ordinary shares.

   For the purpose of estimating the fair value of stock option awards, the Company applies the Black-Scholes model and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2013, 2012 and 2011, respectively.

                                                    AXA Ordinary Shares         AllianceBernstein Holding Units
                                              -------------------------------  --------------------------------
                                                 2013       2012       2011        2013        2012      2011
                                              ---------  ---------  ---------  ------------  --------  --------

Dividend yield...............................      7.52%      7.54%      7.00%    8.0 - 8.3%     6.20%   5.40%
Expected volatility..........................     31.27%     39.89%     33.90%  49.7 - 49.8%    49.20%  47.30%
Risk-free interest rates.....................      1.34%      1.80%      3.13%    0.8 - 1.7%     0.70%   1.9%
Expected life in years.......................       7.7        5.6        6.4           6.0       6.0     6.0
Weighted average fair value per option at
  grant date................................. $    1.79  $    2.48  $    2.49  $       5.44  $   3.67  $   5.98

   For 2013, 2012 and 2011, the Company recognized compensation costs (credits) for employee stock options of $(2) million, $4 million and $25 million, respectively. As of December 31, 2013, approximately $1 million of unrecognized compensation cost related to unvested employee stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 0.5 years.

   Restricted Awards.

   Under the Stock Incentive Plan, AXA Financial grants restricted stock to employees and financial professionals of its subsidiaries. Generally, all outstanding restricted stock awards have vesting terms ranging from three to five years. Under The Equity Plan for Directors (the "Equity Plan"), AXA Financial grants non-officer directors of AXA Financial and certain subsidiaries (including AXA Equitable) restricted AXA ordinary shares (prior to 2011, AXA ADRs) and unrestricted AXA ordinary shares (prior to March 15, 2010, AXA ADRs) annually. Similarly, AllianceBernstein awards restricted AllianceBernstein Holding units to independent members of its General Partner. In addition, under its Century Club Plan, awards of restricted AllianceBernstein Holding units that vest ratably over three years are made to eligible AllianceBernstein employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

   For 2013, 2012 and 2011, respectively, the Company recognized compensation costs of $286 million, $148 million and $377 million for awards outstanding under these restricted stock and unit award plans. The fair values of awards made under these plans are measured at the date of grant by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. At December 31, 2013, approximately 22.3 million restricted shares and Holding units remain unvested. At December 31, 2013, approximately $48 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 4.2 years.

   The following table summarizes unvested restricted stock activity for 2013.

                                                          WEIGHTED
                                              SHARES OF   AVERAGE
                                              RESTRICTED GRANT DATE
                                                STOCK    FAIR VALUE
                                              ---------- ----------

Unvested as of January 1, 2013...............    177,001   $  27.23
Granted......................................     11,613   $  13.97
Vested.......................................    117,235   $  33.91
Forfeited....................................         --         --
                                               ---------
Unvested as of December 31, 2013.............     71,379   $  14.09
                                               =========

   Restricted stock vested in 2013, 2012 and 2011 had aggregate vesting date fair values of approximately $1 million, $1 million and $2 million, respectively.

   AXA Shareplan

   In 2013, eligible employees of participating AXA Financial subsidiaries were offered the opportunity to purchase newly issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2013. Eligible employees could have reserved a share purchase during the reservation period from September 2, 2013 through September 17, 2013 and could have canceled their reservation or elected to make a purchase for the first time during the retraction/subscription period from October 28, 2013 through October 31, 2013. The U.S. dollar purchase price was determined by applying the U.S. dollar/Euro forward exchange rate on October 24, 2013 to the discounted formula subscription price in Euros. "Investment Option A" permitted participants to purchase AXA ordinary shares at a 20% formula discounted price of $19.85 per share. "Investment Option B" permitted participants to purchase AXA ordinary shares at a 12.95% formula discounted price of $21.59 per share on a leveraged basis with a guaranteed return of initial investment plus a portion of any appreciation in the undiscounted value of the total shares purchased. For purposes of determining the amount of any appreciation, the AXA ordinary share price will be measured over a fifty-two week period preceding the scheduled end date of AXA Shareplan 2013 which is July 1, 2018. All subscriptions became binding and irrevocable at October 31, 2013.

   The Company recognized compensation expense of $13 million in 2013, $18 million in 2012 and $9 million in 2011 in connection with each respective year's offering of AXA Shareplan, representing the aggregate discount provided to AXA Equitable participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. AXA Equitable participants in AXA Shareplans 2013, 2012 and 2011 primarily invested under Investment Option B for the purchase of approximately 5 million, 8 million and 9 million AXA ordinary shares, respectively.

   AXA Miles Program

   AXA MILES PROGRAM 2012. On March 16, 2012, under the terms of the AXA Miles Program 2012, AXA granted 50 AXA ordinary shares ("AXA Miles") to every employee and eligible financial professional of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents a phantom share of AXA stock that will convert to an actual AXA ordinary share at the end of a four-year vesting period provided the employee or financial professional remains in the employ of the company or has retired from service. Half of each AXA Miles grant, or 25 AXA Miles, were subject to an additional vesting condition that required improvement in at least one of two AXA performance metrics in 2012 as compared to 2011 and was confirmed to have been achieved. The total fair value of these AXA Miles awards of approximately $6 million, net of expected forfeitures, is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible and is updated to reflect changes in respect of the expectation for meeting the predefined performance conditions. In 2013 and 2012, respectively, the expense associated with the March 16, 2012 grant of AXA Miles was approximately $278,000 and $538,000.

   AXA MILES PROGRAM 2007. On July 1, 2007, under the terms of the AXA Miles Program 2007, AXA granted 50 AXA Miles to every employee and eligible financial professionals of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represented the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff-vesting period with exceptions for retirement, death, and disability. The grant date fair value of approximately 449,000 AXA Miles awarded to employees and financial professionals of AXA Financial's subsidiaries was approximately $19 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, has been expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2011, the Company recognized compensation expense of approximately $1 million in respect of this grant of AXA Miles.

   AllianceBernstein Long-term Incentive Compensation Plans

   AllianceBernstein maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AllianceBernstein Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made, however, ACMC, LLC ("ACMC"), an indirect wholly owned subsidiary of AXA Financial, is obligated to make capital contributions to AllianceBernstein in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. Prior to changes implemented by AllianceBernstein in fourth quarter 2011, as further described below, compensation expense for the remaining active plans was recognized on a straight-line basis over the applicable vesting period. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding units or certain investment products (primarily mutual funds) sponsored by AllianceBernstein. Beginning in 2009, annual awards granted under the Amended and Restated AllianceBernstein Incentive Compensation Award Program were in the form of restricted Holding units.

   In fourth quarter 2011, AllianceBernstein implemented changes to AllianceBernstein's employee long-term incentive compensation award. AllianceBernstein amended all outstanding year-end deferred incentive compensation awards of active employees (i.e., those employees employed as of December 31, 2011), so that employees who terminate their employment or are terminated without cause may continue to vest, so long as the employees do not violate the agreements and covenants set forth in the applicable award agreement, including restrictions on competition, employee and client solicitation, and a claw-back for failing to follow existing risk management policies. This amendment resulted in the immediate recognition in the fourth quarter of the cost of all unamortized deferred incentive compensation on outstanding awards from prior years that would otherwise have been expensed in future periods.

   As a result of this change, AllianceBernstein expensed in the fourth quarter all unamortized deferred incentive compensation awards from prior years and 100% of the expense associated with its 2011 deferred incentive compensation awards. The Company recorded a one-time, non-cash charge of $115 million, net of income taxes and noncontrolling interest in 2011.

   In addition, awards granted in 2012 contain the same vesting provisions and, accordingly, AllianceBernstein's annual incentive compensation expense reflect 100% of the expense associated with the deferred incentive compensation awarded in each year. This approach to expense recognition closely matches the economic cost of awarding deferred incentive compensation to the period in which the related service is performed.

   AllianceBernstein engages in open-market purchases of AllianceBernstein Holding L.P. ("AB Holding") units ("Holding units") to help fund anticipated obligations under its incentive compensation award program, for purchases of Holding units from employees and other corporate purposes. During 2013 and 2012, AllianceBernstein purchased 5.2 million and 15.7 million Holding units for $111 million and $239 million respectively. These amounts reflect open-market purchases of 1.9 million and 12.3 million Holding units for $39 million and $182 million, respectively, with the remainder relating to purchases of Holding units from employees to allow them to fulfill statutory tax requirements at the time of distribution of long-term incentive compensation awards, offset by Holding units purchased by employees as part of a distribution reinvestment election.

   AllianceBernstein granted to employees and Eligible Directors 13.9 million (including 6.5 million restricted Holding units granted in December 2013 for 2013 year-end rewards and 6.5 million granted in January 2013 for 2012 year-end awards). During 2012, AllianceBernstein granted to employees and Eligible Directors 12.1 million restricted Holding awards (including
   8.7 million granted in January 2012 for 2011 year-end awards). Prior to third quarter 2013, AllianceBernstein funded these awards by allocating previously repurchased Holding units that had been held in its consolidated rabbi trust. In December 2013, AB Holding newly issued 3.9 million Holding units to fund the restricted Holding units awards granted in December 2013.

   Effective July 1, 2013, management of AllianceBernstein and AllianceBernstein Holding L.P. ("AB Holding") retired all unallocated Holding units in AllianceBernstein's consolidated rabbi trust. To retire such units, AllianceBernstein delivered the unallocated Holding units held in its consolidated rabbi trust to AB Holding in exchange for the same amount of AllianceBernstein units. Each entity then retired its respective units. As a result, on July 1, 2013, each of AllianceBernstein's and AB Holding's units outstanding decreased by approximately 13.1 million units. AllianceBernstein and AB Holding intend to retire additional units as AllianceBernstein purchases Holding units on the open market or from employees to allow them to fulfill statutory tax withholding requirements at the time of distribution of long-term incentive compensation awards, if such units are not required to fund new employee awards in the near future. If a sufficient number of Holding units is not available in the rabbi trust to fund new awards, AB Holding will issue new Holding units in exchange for newly-issued AllianceBernstein units, as was done in December 2013.

   The 2012 long-term incentive compensation awards allowed most employees to allocate their award between restricted Holding units and deferred cash. As a result, 6.5 million restricted Holding unit awards for the December 2012 awards were awarded and allocated as such within the consolidated rabbi trust in January. There were approximately 17.9 million unallocated Holding units remaining in the consolidated rabbi trust as of December 31, 2012. The purchases and issuances of Holding units resulted in an increase of $60 million in Capital in excess of par value during 2012 with a corresponding decrease of $60 million in Noncontrolling interest.

   The Company recorded compensation and benefit expenses in connection with these long-term incentive compensation plans of AllianceBernstein totaling $156 million, $147 million and $625 million (which includes the one-time, non-cash deferred compensation charge of $472 million) for 2013, 2012 and 2011, respectively. The cost of the 2013 awards made in the form of restricted Holding units was measured, recognized, and disclosed as a share-based compensation program.

   On July 1, 2010, the AllianceBernstein 2010 Long Term Incentive Plan ("2010 Plan"), as amended, was established, under which various types of Holding unit-based awards have been available for grant to its employees and Eligible Directors, including restricted or phantom restricted Holding unit awards, Holding unit appreciation rights and performance awards, and options to buy Holding units. The 2010 Plan will expire on June 30, 2020 and no awards under the 2010 Plan will be made after that date. Under the 2010 Plan, the aggregate number of Holding units with respect to which awards may be granted is 60 million, including no more than 30 million newly issued Holding units. As of December 31, 2013, 248,281 options to buy Holding units had been granted and 38 million Holding units net of forfeitures, were subject to other Holding unit awards made under the 2010 Plan. Holding unit-based awards (including options) in respect of 22 million Holding units were available for grant as of December 31, 2013.

14)INCOME TAXES

   A summary of the income tax (expense) benefit in the consolidated statements of earnings (loss) follows:

                                                2013     2012      2011
                                              -------- -------  ---------
                                                     (IN MILLIONS)
Income tax (expense) benefit:
  Current (expense) benefit.................. $    197 $  (233) $      40
  Deferred (expense) benefit.................    1,876     391     (1,338)
                                              -------- -------  ---------
Total........................................ $  2,073 $   158  $  (1,298)
                                              ======== =======  =========

   The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and noncontrolling interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

                                                2013     2012      2011
                                              --------  ------  ---------
                                                     (IN MILLIONS)

Expected income tax (expense) benefit........ $  1,858  $  (20) $  (1,443)
Noncontrolling interest......................      101      37        (36)
Separate Accounts investment activity........      122      94         83
Non-taxable investment income (loss).........       20      24          8
Adjustment of tax audit reserves.............      (14)     (2)        (7)
State income taxes...........................       (6)      7          7
AllianceBernstein Federal and foreign taxes..        2      10        (13)
Tax settlement...............................       --      --         84
Other........................................      (10)      8         19
                                              --------  ------  ---------
Income tax (expense) benefit................. $  2,073  $  158  $  (1,298)
                                              ========  ======  =========

   The Internal Revenue Service ("IRS") completed its examination of the Company's 2004 and 2005 Federal corporate income tax returns and issued its Revenue Agent's Report during the third quarter of 2011. The impact of these completed audits on the Company's financial statements and unrecognized tax benefits in 2011 was a tax benefit of $84 million.

   The U.S. Department of the Treasury 2013-2014 Priority Guidance Plan includes an item for guidance in the form of a revenue ruling with respect to the calculation of the Separate Account dividends received deduction ("DRD"). The ultimate timing and substance of any such guidance is unknown. It is also possible that the calculation of the Separate Account DRD will be addressed in future legislation. Any such guidance or legislation could result in the elimination or reduction on either a retroactive or prospective basis of the Separate Account DRD tax benefit that the Company receives.

   The components of the net deferred income taxes are as follows:

                                               DECEMBER 31, 2013   December 31, 2012
                                              ------------------- -------------------
                                              ASSETS  LIABILITIES Assets  Liabilities
                                              ------- ----------- ------- -----------
                                                           (IN MILLIONS)

Compensation and related benefits............ $   104   $      -- $   207   $      --
Reserves and reinsurance.....................      --         688      --       2,419
DAC..........................................      --       1,016      --         960
Unrealized investment gains or losses........      --          85      --         739
Investments..................................      --       1,410      --       1,137
Alternative minimum tax credits..............      --          --     157          --
Net operating losses.........................     492          --      --          --
Other........................................       7          --      --          57
                                              -------   --------- -------   ---------
Total........................................ $   603   $   3,199 $   364   $   5,312
                                              =======   ========= =======   =========

   The Company does not provide income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are not permanently invested outside the United States. As of December 31, 2013, $238 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested. At existing applicable income tax rates, additional taxes of approximately $92 million would need to be provided if such earnings were remitted.

   At December 31, 2013, of the total amount of unrecognized tax benefits, $568 million would affect the effective rate. At December 31, 2012, of the total amount of unrecognized tax benefits, $522 million would affect the effective rate.

   The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2013 and 2012 were $120 million and $105 million, respectively. For 2013, 2012 and 2011, respectively, there were $15 million, $4 million and $14 million in interest expense related to unrecognized tax benefits.

   A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                                2013     2012      2011
                                              -------  --------  --------
                                                     (IN MILLIONS)
Balance at January 1,........................ $   573  $    453  $    434
Additions for tax positions of prior years...      57       740       337
Reductions for tax positions of prior years..     (38)     (620)     (235)
Additions for tax positions of current year..      --        --         1
Settlements with tax authorities.............      --        --       (84)
                                              -------  --------  --------
Balance at December 31,...................... $   592  $    573  $    453
                                              =======  ========  ========

   In 2012, the Internal Revenue Service commenced the examination of the 2006 and 2007 tax years. An appeal of the 2004 and 2005 tax years is pending at the Appeals Office of the IRS. It is reasonably possible that the total amounts of unrecognized tax benefit will change within the next 12 months due to the conclusion of IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

15)ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

   AOCI represents cumulative gains (losses) on items that are not reflected in earnings (loss). The balances for the past three years follow:

                                                     DECEMBER 31,
                                              --------------------------
                                                2013     2012     2011
                                              -------- -------- --------

                                                    (IN MILLIONS)
Unrealized gains (losses) on investments..... $    141 $  1,352 $    772
Defined benefit pension plans................    (757)  (1,056)  (1,082)
                                              -------- -------- --------
Total accumulated other comprehensive income
  (loss).....................................    (616)      296    (310)
                                              -------- -------- --------
Less: Accumulated other comprehensive
  (income) loss attributable to
  noncontrolling interest....................       13       21       13
                                              -------- -------- --------
Accumulated Other Comprehensive Income
  (Loss) Attributable to AXA Equitable....... $  (603) $    317 $  (297)
                                              ======== ======== ========

   The components of OCI for the past three years, net of tax, follow:

                                                 2013     2012    2011
                                              ---------  ------ --------

                                                    (IN MILLIONS)
Change in net unrealized gains (losses) on
  investments:
  Net unrealized gains (losses) arising
   during the year........................... $  (1,550) $  658 $    571
  (Gains) losses reclassified into net
   earnings (loss) during the year/(1)/......        49      59       18
                                              ---------  ------ --------
Net unrealized gains (losses) on investments.   (1,501)     717      589
Adjustments for policyholders liabilities,
  DAC, insurance liability loss recognition
  and other..................................       290   (137)    (223)
                                              ---------  ------ --------
Change in unrealized gains (losses), net of
  adjustments and (net of deferred income
  tax expense (benefit) of $654 million,
  $(318) million and $(193) million).........   (1,211)     580      366
                                              ---------  ------ --------
Change in defined benefit plans:
  Net gain (loss) arising during the year....       198    (82)    (169)
  Prior service cost arising during the year.        --       1       --
  Less: reclassification adjustments to net
   earnings (loss) for:/(2)/
   Amortization of net (gains) losses
     included in net periodic cost...........       101     106       94
   Amortization of net prior service credit
     included in net periodic cost...........        --       1        1
                                              ---------  ------ --------
Change in defined benefit plans (net of
  deferred income tax expense (benefit) of
  $161 million, $14 million and $(40)
  million)...................................       299      26     (74)
                                              ---------  ------ --------
Total other comprehensive income (loss), net
  of income taxes............................     (912)     606      292
Less: Other comprehensive (income) loss
  attributable to noncontrolling interest....       (8)       8       21
                                              ---------  ------ --------

Other Comprehensive Income (Loss)
  Attributable to AXA Equitable.............. $   (920)  $  614 $    313
                                              =========  ====== ========

  /(1)/See "Reclassification adjustments" in Note 3. Reclassification amounts presented net of income tax expense (benefit) of $(26) million, $(32) million and $(10) million for 2013, 2012 and 2011, respectively.
  /(2)/These AOCI components are included in the computation of net periodic costs (see Note 12). Reclassification amounts presented net of income tax expense (benefit) of $(54) million, $(58) million and $(51) million for 2013, 2012 and 2011, respectively.

   Investment gains and losses reclassified from AOCI to net earnings (loss) primarily consist of realized gains (losses) on sales and OTTI of AFS securities and are included in Total investment gains (losses), net on the consolidated statements of earnings (loss). Amounts reclassified from AOCI to net earnings (loss) as related to defined benefit plans primarily consist of amortizations of net (gains) losses and net prior service cost (credit) recognized as a component of net periodic cost and reported in Compensation and benefit expenses in the consolidated statements of earnings (loss). Amounts presented in the table above are net of tax.

16)COMMITMENTS AND CONTINGENT LIABILITIES

   Debt Maturities

   At December 31, 2013, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity, were $0 million for 2014, $200 million for 2015, $0 million for 2016 and thereafter.

   Leases

   The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2014 and the four successive years are $217 million, $216 million, $209 million, $208 million, $192 million and $1,232 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2014 and the four successive years is $41 million, $48 million, $47 million, $48 million, $48 million and $316 million thereafter.

   Restructuring

   As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. In 2013, 2012 and 2011, respectively, AXA Equitable recorded $85 million, $30 million and $55 million pre-tax charges related to severance and lease costs. The amounts recorded in 2013 included a pre-tax charge of $52 million related to the reduction in office space in the Company's 1290 Avenue of the Americas, New York, NY headquarters. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                                  DECEMBER 31,
                                              --------------------
                                               2013   2012   2011
                                              ------ ------ ------

                                                 (IN MILLIONS)
Balance, beginning of year................... $   52 $   44 $   11
Additions....................................    140     54     79
Cash payments................................   (66)   (46)   (43)
Other reductions.............................    (4)     --    (3)
                                              ------ ------ ------
Balance, End of Year......................... $  122 $   52 $   44
                                              ====== ====== ======

   As a result of AllianceBernstein's ongoing efforts to operate more efficiently during 2013 and 2012, respectively, AllianceBernstein recorded a $4 million and $21 million pre-tax charge related to severance costs. During 2013 and 2012, AllianceBernstein recorded $28 million and $223 million, respectively, of pre-tax real estate charges related to a global office space consolidation plan. The charges reflected the net present value of the difference between the amount of AllianceBernstein's on-going contractual operating lease obligations for this space and their estimate of current market rental rates, as well as the write-off of leasehold improvements, furniture and equipment related to this space offset by changes in estimates relating to previously recorded real estate charges. Included in the 2013 real estate charge was a charge of $17 million related to additional sublease losses resulting from the extension of sublease marketing periods. AllianceBernstein will compare current sublease market conditions to those assumed in their initial write-offs and record any adjustments if necessary.

   Guarantees and Other Commitments

   The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2013, these arrangements include commitments by the Company to provide equity financing of $504 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

   AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

   The Company had $18 million of undrawn letters of credit related to reinsurance at December 31, 2013. The Company had $595 million of commitments under existing mortgage loan agreements at December 31, 2013.

   The Company has implemented capital management actions to mitigate statutory reserve strain for certain level term and UL policies with secondary guarantees and GMDB and GMIB riders on the Accumulator(R) products sold on or after January 1, 2006 and in-force at September 30, 2008 through reinsurance transactions with AXA Arizona, a wholly-owned subsidiary of AXA Financial.

   AXA Equitable receives statutory reserve credits for reinsurance treaties with AXA Arizona to the extent that AXA Arizona holds assets in an irrevocable trust (the "Trust") ($6,805 million at December 31, 2013) and/or letters of credit ($3,251 million at December 31, 2013). These letters of credit are guaranteed by AXA. Under the reinsurance transactions, AXA Arizona is permitted to transfer assets from the Trust under certain circumstances. The level of statutory reserves held by AXA Arizona fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or securing additional letters of credit, which could adversely impact AXA Arizona's liquidity.

   During 2009, AllianceBernstein entered into a subscription agreement under which it committed to invest up to $35 million, as amended in 2011, in a venture capital fund over a six-year period. As of December 31, 2013, AllianceBernstein had funded $25 million of this commitment.

   During 2010, as general partner of the AllianceBernstein U.S. Real Estate L.P. (the "Real Estate Fund"), AllianceBernstein committed to invest $25 million in the Real Estate Fund. As of December 31, 2013, AllianceBernstein had funded $12 million of this commitment.

   During 2012, AllianceBernstein entered into an investment agreement under which it committed to invest up to $8 million in an oil and gas fund over a three-year period. As of December 31, 2013, AllianceBernstein had funded $8 million of this commitment.

17)LITIGATION

   INSURANCE LITIGATION

   A lawsuit was filed in the United States District Court of the District of New Jersey in July 2011, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC ("FMG LLC") ("Sivolella Litigation"). The lawsuit was filed derivatively on behalf of eight funds. The lawsuit seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), for alleged excessive fees paid to AXA Equitable and FMG LLC for investment management services. In November 2011, plaintiff filed an amended complaint, adding claims under Sections 47(b) and 26(f) of the Investment Company Act, as well as a claim for unjust enrichment. In addition, plaintiff purports to file the lawsuit as a class action in addition to a derivative action. In the amended complaint, plaintiff seeks recovery of the alleged overpayments, rescission of the contracts, restitution of all fees paid, interest, costs, attorney fees, fees for expert witnesses and reserves the right to seek punitive damages where applicable. In December 2011, AXA Equitable and FMG LLC filed a motion to dismiss the amended complaint. In May 2012, the Plaintiff voluntarily dismissed her claim under Section 26(f) seeking restitution and rescission under Section 47(b) of the 1940 Act. In September 2012, the Court denied the defendants' motion to dismiss as it related to the Section 36(b) claim and granted the defendants' motion as it related to the unjust enrichment claim.

   In January 2013, a second lawsuit was filed in the United States District Court of the District of New Jersey entitled Sanford et al. v. FMG LLC ("Sanford Litigation"). The lawsuit was filed derivatively on behalf of eight funds, four of which are named in the Sivolella lawsuit as well as four new funds, and seeks recovery under Section 36(b) of the Investment Company Act for alleged excessive fees paid to FMG LLC for investment management services. In light of the similarities of the allegations in the Sivolella and Sanford Litigations, the parties and the Court agreed to consolidate the two lawsuits.

   In April 2013, the plaintiffs in the Sivolella and Sanford Litigations amended the complaints to add additional claims under Section 36(b) of the Investment Company Act for recovery of alleged excessive fees paid to FMG LLC in its capacity as administrator of EQ Advisors Trust. The Plaintiffs seek recovery of the alleged overpayments, or alternatively, rescission of the contract and restitution of the excessive fees paid, interest, costs and fees.

   INSURANCE REGULATORY MATTERS

   AXA Equitable is subject to various statutory and regulatory requirements concerning the payment of death benefits and the reporting and escheatment of unclaimed property, and is subject to audit and examination for compliance with these requirements. AXA Equitable, along with other life insurance industry companies, has been the subject of various inquiries regarding its death claim, escheatment, and unclaimed property procedures and is cooperating with these inquiries. For example, in June 2011, the New York State Attorney General's office issued a subpoena to AXA Equitable in connection with its investigation of industry escheatment and unclaimed property procedures. AXA Equitable is also under audit by a third party auditor acting on behalf of a number of U.S. state jurisdictions reviewing compliance with unclaimed property laws of those jurisdictions. In July 2011, AXA Equitable received a request from the New York State Department of Financial Services (the "NYSDFS") to use data available on the U.S. Social Security Administration's Death Master File ("DMF") or similar database to identify instances where death benefits under life insurance policies, annuities and retained asset accounts are payable, to locate and pay beneficiaries under such contracts, and to report the results of the use of the data. AXA Equitable filed a number of reports with the NYSDFS related to its request and has completed the process. A number of life insurance industry companies have received a multistate targeted market conduct examination notice issued on behalf of various U.S. state insurance departments reviewing use of the DMF, claims processing and payments to beneficiaries. In December 2012, AXA Equitable received an examination notice on behalf of at least six insurance departments. The audits and related inquiries have resulted in the payment of death benefits and changes to AXA Equitable's relevant procedures. AXA Equitable expects it will also result in the reporting and escheatment of unclaimed death benefits, including potential interest on such payments, and the payment of examination costs. In addition, AXA Equitable, along with other life insurance industry companies, is subject to lawsuits that may be filed by state regulatory agencies or other litigants.

   AXA Equitable is responding to requests for information and documents from the Consumer Protection Division of the NYDFS relating to the AXA Tactical Manager ("ATM") volatility management tool strategy. The inquiry relates to whether we failed to comply with certain provisions of New York Insurance law with respect to the implementation of the ATM strategy. The NYDFS has informed AXA Equitable that it intends to seek a penalty for what it considers a failure to comply with such provisions. AXA Equitable has responded to, and is actively discussing the issue with the NYDFS.

   ALLIANCEBERNSTEIN LITIGATION

   During first quarter 2012, AllianceBernstein received a legal letter of claim (the "Letter of Claim") sent on behalf of Philips Pension Trustees Limited and Philips Elecronics UK Limited ("Philips"), a former pension fund client, alleging that AllianceBernstein Limited (a wholly-owned subsidiary of AllianceBernstein organized in the United Kingdom) was negligent and failed to meet certain applicable standards of care with respect to AllianceBernstein's initial investment in and management of a (Pounds)500 million portfolio of U.S. mortgage-backed securities. The alleged damages range between $177 million and $234 million plus compound interest on an alleged $125 million of realized losses in the portfolio. On January 2, 2014, Philips filed a claim form in the High Court of Justice in London, England regarding their alleged claim. AllianceBernstein believes that it has strong defenses to these claims, which were set forth in AllianceBernstein's October 12, 2012 response to the Letter of Claim, and will defend this matter vigorously.

           ---------------------------------------------------------

   In addition to the matters described above, a number of lawsuits, claims and assessments have been filed against life and health insurers and asset managers in the jurisdictions in which AXA Equitable and its respective subsidiaries do business. These actions and proceedings involve, among other things, insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, alleged breach of fiduciary duties, alleged mismanagement of client funds and other matters. Some of the matters have resulted in the award of substantial judgments against other insurers and asset managers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable and its subsidiaries from time to time are involved in such actions and proceedings. Some of these actions and proceedings filed against AXA Equitable and its subsidiaries have been brought on behalf of various alleged classes of plaintiffs and certain of these plaintiffs seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on AXA Equitable's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

   Although the outcome of litigation and regulatory matters generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the litigation and regulatory matters described therein involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of AXA Equitable. Management cannot make an estimate of loss, if any, or predict whether or not any of the litigations and regulatory matters described above will have a material adverse effect on AXA Equitable's consolidated results of operations in any particular period.

18)INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

   AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under New York insurance law, a domestic life insurer may, without prior approval of the Superintendent of the NYSDFS, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $382 million during 2014. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent of the NYSDFS who then has 30 days to disapprove the distribution. For 2013, 2012 and 2011, respectively, AXA Equitable's statutory net income (loss) totaled $(28) million, $602 million and $967 million. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $4,358 million and $5,178 million at December 31, 2013 and 2012, respectively. In 2013, AXA Equitable paid $234 million in cash and transferred approximately 10.9 million in Units of AllianceBernstein (fair value of $234 million) in shareholder dividends to AXA Financial. In 2012 and 2011, respectively, AXA Equitable paid $362 million and $379 million in shareholder dividends.

   At December 31, 2013, AXA Equitable, in accordance with various government and state regulations, had $83 million of securities on deposit with such government or state agencies.

   At December 31, 2013 AXA Equitable had affiliated surplus notes of $825 million due to AXA Financial. The accrual and payment of interest expense and the payment of principal related to surplus notes require approval from the NYSDFS. Interest expense in 2013 will approximate $55 million. In second quarter 2013 AXA Equitable repaid a $500 million surplus note at par values plus interest accrued to AXA Financial.

   At December 31, 2013 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYSDFS and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2013.

   Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein and AllianceBernstein Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (h) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (i) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under U.S. GAAP, (j) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting and (k) cost of reinsurance which is recognized as expense under SAP and amortized over the life of the underlying reinsured policies under U.S. GAAP.

   The following tables reconcile AXA Equitable's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by NYSDFS laws and regulations with consolidated net earnings (loss) and equity attributable to AXA Equitable on a U.S. GAAP basis.

                                                         DECEMBER 31,
                                              ----------------------------------
                                                 2013        2012        2011
                                              ----------  ----------  ----------
                                                         (IN MILLIONS)
Net change in statutory surplus and capital
  stock...................................... $     (864) $       64  $      824
Change in AVR................................         46         269        (211)
                                              ----------  ----------  ----------
Net change in statutory surplus, capital
  stock and AVR..............................       (818)        333         613
Adjustments:
  Future policy benefits and policyholders'
   account balances..........................       (607)       (508)       (270)
  DAC........................................         75         142      (2,861)
  Deferred income taxes......................      2,038         798      (1,272)
  Valuation of investments...................          7        (377)         16
  Valuation of investment subsidiary.........       (109)       (306)        590
  Increase (decrease) in the fair value of
   the reinsurance contract asset............     (4,297)        497       5,941
  Pension adjustment.........................       (478)        (41)        111
  Amortization of deferred cost of insurance
   ceded to AXA Arizona......................       (280)       (126)       (156)
  Shareholder dividends paid.................        468         362         379
  Changes in non-admitted assets.............          2        (489)       (154)
  Repayment of surplus Note..................        500          --          --
  Other, net.................................        (74)       (190)        (10)
                                              ----------  ----------  ----------
U.S. GAAP Net Earnings (Loss) Attributable
  to AXA Equitable........................... $   (3,573) $       95  $    2,927
                                              ==========  ==========  ==========

                                                         DECEMBER 31,
                                              ----------------------------------
                                                 2013        2012        2011
                                              ----------  ----------  ----------
                                                         (IN MILLIONS)
Statutory surplus and capital stock.......... $    3,825  $    4,689  $    4,625
AVR..........................................        535         489         220
                                              ----------  ----------  ----------
Statutory surplus, capital stock and AVR.....      4,360       5,178       4,845
Adjustments:
  Future policy benefits and policyholders'
   account balances..........................     (3,884)     (3,642)     (2,456)
  DAC........................................      3,874       3,728       3,545
  Deferred income taxes......................     (2,672)     (5,330)     (5,357)
  Valuation of investments...................        703       3,271       2,266
  Valuation of investment subsidiary.........       (515)       (137)        231
  Fair value of reinsurance contracts........      6,747      11,044      10,547
  Deferred cost of insurance ceded to AXA
   Arizona...................................      2,366       2,646       2,693
  Non-admitted assets........................        469         467         510
  Issuance of surplus notes..................     (1,025)     (1,525)     (1,525)
  Other, net.................................        115        (264)       (459)
                                              ----------  ----------  ----------
U.S. GAAP Total Equity Attributable to AXA
  Equitable.................................. $   10,538  $   15,436  $   14,840
                                              ==========  ==========  ==========

19)BUSINESS SEGMENT INFORMATION

   The following tables reconcile segment revenues and earnings (loss) from continuing operations before income taxes to total revenues and earnings
   (loss) as reported on the consolidated statements of earnings (loss) and segment assets to total assets on the consolidated balance sheets, respectively.

                                                 2013       2012        2011
                                              ---------  ----------  ----------
                                                        (IN MILLIONS)
SEGMENT REVENUES:
Insurance.................................... $     (54) $    6,443  $   15,140
Investment Management/(1)/...................     2,915       2,738       2,750
Consolidation/elimination....................       (21)        (21)        (18)
                                              ---------  ----------  ----------
Total Revenues............................... $   2,840  $    9,160  $   17,872
                                              =========  ==========  ==========

   /(1)/Intersegment investment advisory and other fees of approximately $67 million, $58 million and $56 million for 2013, 2012 and 2011, respectively, are included in total revenues of the Investment Management segment.

                                                 2013       2012         2011
                                              ---------  ----------  -----------
                                                         (IN MILLIONS)
SEGMENT EARNINGS (LOSS) FROM CONTINUING
OPERATIONS, BEFORE INCOME TAXES:
Insurance.................................... $  (5,872) $     (132) $     4,284
Investment Management/(2)/...................       564         190         (164)
Consolidation/elimination....................        (1)         --            4
                                              ---------  ----------  -----------
Total Earnings (Loss) from Continuing
  Operations, before Income Taxes............ $  (5,309) $       58  $     4,124
                                              =========  ==========  ===========

  /(2)/Net of interest expenses incurred on securities borrowed.

                                                    DECEMBER 31,
                                              -----------------------
                                                 2013         2012
                                              ----------  -----------
                                                   (IN MILLIONS)
SEGMENT ASSETS:
Insurance.................................... $  171,532  $   164,201
Investment Management........................     11,873       12,647
Consolidation/elimination....................         (4)          (5)
                                              ----------  -----------
Total Assets................................. $  183,401  $   176,843
                                              ==========  ===========

   In accordance with SEC regulations, securities with a fair value of $925 million and $1,509 million have been segregated in a special reserve bank custody account at December 31, 2013 and 2012, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under the Exchange Act.

20)QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

   The quarterly results of operations for 2013 and 2012 are summarized below:

                                                                THREE MONTHS ENDED
                                              ------------------------------------------------------
                                                MARCH 31       JUNE 30     SEPTEMBER 30  DECEMBER 31
                                              ------------  ------------  -------------  -----------
                                                                   (IN MILLIONS)
2013
----
Total Revenues............................... $        392  $        537  $         834  $     1,077
                                              ============  ============  =============  ===========
Earnings (Loss) from Continuing
  Operations, Net of Income Taxes,
  Attributable to AXA Equitable.............. $     (1,004) $     (1,051) $        (878) $      (640)
                                              ============  ============  =============  ===========
Net Earnings (Loss), Attributable to AXA
  Equitable.................................. $     (1,004) $     (1,051) $        (878) $      (640)
                                              ============  ============  =============  ===========

2012
----
Total Revenues............................... $       (952) $      6,475  $       1,728  $     1,909
                                              ============  ============  =============  ===========
Earnings (Loss) from Continuing
  Operations, Net of Income Taxes,
  Attributable to AXA Equitable.............. $     (1,635) $      2,421  $        (241) $      (450)
                                              ============  ============  =============  ===========
Net Earnings (Loss), Attributable to AXA
  Equitable.................................. $     (1,635) $      2,421  $        (241) $      (450)
                                              ============  ============  =============  ===========

Retirement Investment Account(R)


PROSPECTUS DATED MAY 1, 2014



PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION THAT YOU SHOULD KNOW BEFORE PURCHASING, OR TAKING ANY OTHER ACTION UNDER A CONTRACT. ALSO, YOU SHOULD READ THE PROSPECTUSES FOR AXA PREMIER VIP TRUST AND EQ ADVISORS TRUST WHICH CONTAIN IMPORTANT INFORMATION ABOUT THEIR PORTFOLIOS.

--------------------------------------------------------------------------------

ABOUT THE RETIREMENT INVESTMENT ACCOUNT(R)

The Retirement Investment Account(R) ("RIA") is an investment program that allows employer plan assets to accumulate on a tax-deferred basis. The investment funds ("Funds") and a guaranteed interest option listed in the table below, are available under RIA. The Funds and guaranteed interest option comprise the "investment options" covered by this prospectus. RIA is offered under a group annuity contract issued by AXA EQUITABLE LIFE INSURANCE COMPANY.

This contract is no longer being sold. This prospectus is used with current contract owners only. You should note that your contract features and charges, and your investment options, may vary depending on your state and/or the date on which you purchased your contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional and/or refer to copies of the documents you received when you enrolled.

This prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The description of the contract's material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the contract are changed after the date of this prospectus in accordance with the contract, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements.


-------------------------------------------------------------------------------------------------
 FUNDS
-------------------------------------------------------------------------------------------------
 POOLED SEPARATE ACCOUNTS/(1)/
-------------------------------------------------------------------------------------------------
.. AllianceBernstein Balanced -- Separate         . AllianceBernstein Mid Cap Growth -- Separate
  Account No. 10                                   Account No. 3
.. AllianceBernstein Common Stock -- Separate
  Account No. 4
-------------------------------------------------------------------------------------------------
 SEPARATE ACCOUNT NO. 66
-------------------------------------------------------------------------------------------------
.. AXA Global Equity Managed Volatility/(2)/      . EQ/BlackRock Basic Value Equity
.. AXA International Core Managed                 . EQ/Calvert Socially Responsible
  Volatility/(2)/                                . EQ/Capital Guardian Research
.. AXA International Value Managed                . EQ/Equity 500 Index
  Volatility/(2)/                                . EQ/Equity Growth PLUS/(3)/
.. AXA Large Cap Core Managed Volatility/(2)/     . EQ/Intermediate Government Bond
.. AXA Large Cap Growth Managed Volatility/(2)/   . EQ/International Equity Index
.. AXA Large Cap Value Managed Volatility/(2)/    . EQ/JPMorgan Value Opportunities
.. AXA Mid Cap Value Managed Volatility/(2)/      . EQ/Large Cap Growth Index
.. Charter/SM/ Multi-Sector Bond/(2)/             . EQ/Mid Cap Index
.. Charter/SM/ Small Cap Value/(2)/               . EQ/Money Market
.. EQ/AllianceBernstein Small Cap Growth          . EQ/Quality Bond PLUS
------------------------------------------------ . EQ/T. Rowe Price Growth Stock
                                                 . EQ/Wells Fargo Omega Growth
                                                 . Multimanager Technology/(4)/
-                                                ------------------------------------------------
-


(1)The AllianceBernstein Balanced, AllianceBernstein Common Stock, and AllianceBernstein Mid Cap Growth Funds (the "Pooled Separate Accounts") are managed by AXA Equitable.

(2)This is the variable investment option's new name, effective on or about June 13, 2014, subject to regulatory approval. Please see ''Investment options'' later in this prospectus for the variable investment option's former name.

(3)Please see "Investment options" later in this prospectus regarding the planned merger of the Portfolio in which this variable investment option invests, subject to shareholder approval.

(4)The Portfolio that this variable investment option invests in will be reorganized as a Portfolio of EQ Advisors Trust ("Trust") on or about June 13, 2014, subject to regulatory and shareholder approval. Please see "Investment options" later in this prospectus for more information.


Separate Account No. 66 Funds invest in shares of a corresponding portfolio ("portfolio") of AXA Premier VIP Trust and EQ Advisors Trust (the "Trusts"). In each case, the Funds and the corresponding portfolios have the same name. You should read the prospectuses for each Trust and keep them for future reference.

GUARANTEED INTEREST OPTION. The guaranteed interest option credits interest daily and we guarantee principal.


Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The Statement of Additional Information ("SAI") dated May 1, 2014, is a part of the registration statement is available free of charge upon request by writing us or calling us toll-free. The SAI has been incorporated by reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this prospectus. The SAI is available free of charge. You may request one by writing to our processing office at AXA Equitable, RIA Service Office, P.O. Box 8095, Boston, MA 02266-8095 or calling 1-800-967-4560.


THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE SECURITIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

                                                                        #612105

Contents of this Prospectus

--------------------------------------------------------------------------------


        About the Retirement Investment Account(R)                   1
        Index of key words and phrases                               4
        Who is AXA Equitable?                                        5
        How to reach us                                              6
        RIA at a glance -- key features                              7
        Other contracts                                              8


        ---------------------------------------------------------------
        FEE TABLE                                                    9
        ---------------------------------------------------------------

        Examples                                                    10
        Condensed financial information                             10


        ---------------------------------------------------------------
        1. RIA FEATURES AND BENEFITS                                11
        ---------------------------------------------------------------
        Investment options                                          11
        The AllianceBernstein Balanced Fund                         11
        The AllianceBernstein Common Stock Fund                     12
        The AllianceBernstein Mid Cap Growth Fund                   13
        Investment manager of the AllianceBernstein Balanced,
          AllianceBernstein Common Stock and AllianceBernstein Mid
          Cap Growth Funds                                          13
        Portfolio holdings policy for the Pooled Separate Accounts  14
        Funds investing in the Trusts                               14
        Portfolios of the Trusts                                    15
        Risks of investing in the Funds                             20
        Risk factors -- AllianceBernstein Common Stock,
          AllianceBernstein Mid Cap Growth and AllianceBernstein
          Balanced Funds                                            20
        Change of investment objectives                             21
        Guaranteed interest option                                  21


        ---------------------------------------------------------------
        2. HOW WE VALUE YOUR ACCOUNT VALUE                          22
        ---------------------------------------------------------------
        How we determine the unit value                             22
        How we value the assets of the Funds                        22


        ---------------------------------------------------------------
        3. TRANSFERS                                                24
        ---------------------------------------------------------------
        Transfers among investment options                          24
        Disruptive transfer activity                                24


-------------
When we use the words "we," "us" and "our" we mean AXA Equitable.
When we address the reader of this prospectus with words such as "you" and "your," we generally mean the employer or plan sponsor of the plans who use RIA as an investment vehicle, unless otherwise explained.

Further, the terms and conditions of the employer's plan govern the aspects of RIA available to plan participants. Accordingly, participants also should carefully consider the features of their employer's plan, which may be different from the features of RIA described in this prospectus.

                          CONTENTS OF THIS PROSPECTUS

         --------------------------------------------------------------
         4. ACCESS TO YOUR ACCOUNT VALUE                            26
         --------------------------------------------------------------
         Participant loans                                          26
         Choosing benefit payment options                           26


         --------------------------------------------------------------
         5. RIA                                                     27
         --------------------------------------------------------------
         Summary of plan choices of RIA                             27
         How to make contributions                                  27
         Selecting investment options                               27
         Allocating program contributions                           28


         --------------------------------------------------------------
         6. DISTRIBUTIONS                                           29
         --------------------------------------------------------------


         --------------------------------------------------------------
         7. OPTIONAL PARTICIPANT RECORDKEEPING SERVICES             30
         --------------------------------------------------------------


         --------------------------------------------------------------
         8. CHARGES AND EXPENSES                                    31
         --------------------------------------------------------------
         Participant recordkeeping services charge                  32
         Other billing arrangements                                 32
         General information on fees and charges                    33


         --------------------------------------------------------------
         9. TAX INFORMATION                                         34
         --------------------------------------------------------------
         Buying a contract to fund a retirement arrangement         35
         Impact of taxes to AXA Equitable                           35
         Certain rules applicable to plans designed to comply with
           Section 404(c) of ERISA                                  35


         --------------------------------------------------------------
         10. MORE INFORMATION                                       36
         --------------------------------------------------------------
         About changes or terminations                              36
         IRS disqualification                                       36
         About the separate accounts                                36
         About the Trusts                                           36
         About the general account                                  36
         When we pay proceeds                                       37
         When transaction requests are effective                    37
         Voting rights                                              37
         About legal proceedings                                    37
         Financial statements                                       37
         About the trustee                                          38
         Reports we provide and available information               38
         Acceptance and responsibilities                            38
         About registered units                                     38
         Assignment and creditors' claims                           38
         Distribution of the contracts                              38
         Commissions and service fees we pay                        39



            -----------------------------------------------------------
            APPENDIX
            -----------------------------------------------------------
            I     --   Condensed financial information              I-1


            -----------------------------------------------------------
            STATEMENT OF ADDITIONAL INFORMATION
              Table of contents
            -----------------------------------------------------------

                          CONTENTS OF THIS PROSPECTUS

Index of key words and phrases

--------------------------------------------------------------------------------

Below is an index of key words and phrases used in this prospectus. The index will refer you to the page where particular terms are defined or explained. This index should help you locate more information on the terms used in this prospectus.


                                                          PAGE

                 AXA Equitable                              5
                 business day                              22
                 benefit payment options                   26
                 Code                                       7
                 contracts                                 27
                 contributions                             27
                 CWC                                       31
                 current rate                              21
                 disruptive transfer activity              24
                 DOL                                       27
                 ERISA                                      7
                 exclusive funding employer plan           27
                 Fair valuation                            23
                 financial professional                    38
                 Funds                                      1
                 guaranteed interest option                 1
                 IRS                                       31


                                                         PAGE

                  investment options                         1
                  market timing                             24
                  Master Retirement Trust                   27
                  minimum rate                              21
                  participant recordkeeping service PRS  24,30
                  partial funding employer plan             27
                  participant-directed plans                24
                  portfolios                                 1
                  QDRO                                      31
                  RIA                                        1
                  SAI                                        1
                  separate accounts                         33
                  Trusts                                  1,34
                  trustee-directed plans                    24
                  unit                                      22
                  unit value                                22

                        INDEX OF KEY WORDS AND PHRASES

Who is AXA Equitable?

--------------------------------------------------------------------------------


We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.


AXA Financial, Inc. and its consolidated subsidiaries managed approximately $552.3 billion in assets as of December 31, 2013. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

                             WHO IS AXA EQUITABLE?

HOW TO REACH US

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location listed below.

We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transfers" later in this prospectus).

You can reach us to obtain:

..   Participation agreements, or enrollment or other forms used in RIA

..   Unit values and other values under your plan

..   Any other information or materials that we provide in connection with RIA
--------------------------------------------------------------------------------
 BY PHONE:

  1-800-967-4560
  (Service consultants are available weekdays 9 a.m. to 5 p.m. Eastern time.)
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE AND CONTRIBUTION CHECKS SENT BY REGULAR MAIL:

  AXA Equitable
  P.O. Box 8095
  Boston, MA 02266-8095
--------------------------------------------------------------------------------
 FOR CONTRIBUTION CHECKS ONLY SENT BY REGISTERED, CERTIFIED, OR OVERNIGHT
 DELIVERY:

  AXA Equitable
  30 Dan Road
  Canton, MA 02021

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Our processing office is 30 Dan Road, Canton, MA.

NO PERSON IS AUTHORIZED BY AXA EQUITABLE TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE SAI, OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY AXA EQUITABLE. YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.

                             WHO IS AXA EQUITABLE?

RIA at a glance -- key features

--------------------------------------------------------------------------------


EMPLOYER PLAN ARRANGEMENTS     RIA is an investment program designed for employer plans
THAT USE THE RIA CONTRACT      that qualify for tax-favored treatment under Section 401(a)
                               of the Internal Revenue Code of 1986, as amended ("Code").
                               Eligible employer plans include defined benefit plans,
                               defined contribution plans or profit-sharing plans,
                               including 401(k) plans. These employer plans generally also must meet the requirements of the Employee Retirement
                               Income Security Act of 1974, as amended ("ERISA").
                               Employer plan arrangements chose RIA:
                               .   As the exclusive funding vehicle for an employer plan.
                                   If you chose this option, the annual amount of plan
                                   contributions must be at least $10,000.
                               .   As a partial investment funding vehicle for an employer
                                   plan. Under this option, the aggregate amount of
                                   contributions in the initial participation year were at
                                   least $50,000, and the annual aggregate amount of
                                   contributions thereafter must be at least $25,000. The
                                   guaranteed interest option is not available. Also, a
                                   partial funding agreement was completed.
-------------------------------------------------------------------------------------------
RIA FEATURES                   .   The maximum number of active investment options that
                                   may be selected at any time is 25. We currently offer
                                   29 investment options.
                               .   Benefit distribution payments.
                               .   Optional Participant Recordkeeping Services ("PRS"),
                                   which includes participant-level recordkeeping and
                                   making benefit payments.
                               .   Available for trustee-directed or participant-directed
                                   plans.
                               ------------------------------------------------------------
                               A PARTICIPANT-DIRECTED EMPLOYER PLAN IS AN EMPLOYER PLAN
                               THAT PERMITS INVESTMENT DIRECTION BY PLAN PARTICIPANTS FOR
                               CONTRIBUTION ALLOCATIONS OR TRANSFERS AMONG INVESTMENT
                               OPTIONS. A TRUSTEE-DIRECTED EMPLOYER PLAN IS AN EMPLOYER
                               PLAN THAT PERMITS THOSE SAME TYPES OF INVESTMENT DECISIONS
                               ONLY BY THE EMPLOYER, A TRUSTEE OR ANY NAMED FIDUCIARY OR
                               AN AUTHORIZED DELEGATE OF THE PLAN.
-------------------------------------------------------------------------------------------
CONTRIBUTIONS                  .   Can be allocated to any one investment option or
                                   divided among them.
                               .   May be made by check or wire transfer.
                               .   Are credited on the day of receipt if accompanied by
                                   properly completed forms.
-------------------------------------------------------------------------------------------
TRANSFERS AMONG INVESTMENT     .   Generally, amounts may be transferred among the
OPTIONS                            investment options.
                               .   There is no charge for transfers and no tax liability.
                               .   Transfers from the guaranteed interest option may be
                                   subject to limitations.
-------------------------------------------------------------------------------------------
PROFESSIONAL INVESTMENT        The Funds are managed by professional investment advisers.
MANAGEMENT
-------------------------------------------------------------------------------------------
GUARANTEED OPTIONS             The guaranteed interest option pays interest at guaranteed rates and provides guarantees of principal.
-------------------------------------------------------------------------------------------

TAX CONSIDERATIONS             .   On earnings      No tax until you make withdrawals under the plan.
                               .   On transfers     No tax on internal transfers among the investment options.
                               --------------------------------------------------------------------------------

  Because you are enrolling in an annuity contract that funds a qualified employer sponsored retirement arrangement, you should be aware that such annuities do not provide tax
  deferral benefits beyond those already provided by the
  Code. Before purchasing one of these annuities, you should consider whether its features and benefits beyond tax
  deferral meet your needs and goals. You may also want to
  consider the relative features, benefits and costs of these annuities with any other investment that you may use in
  connection with your retirement plan or arrangement. (For
  more information, see "Tax information" later in this
  prospectus.)
--------------------------------------------------------------

                        RIA AT A GLANCE -- KEY FEATURES

-------------------------------------------------------------------------------------
CHARGES AND EXPENSES     .   Ongoing operations fee assessed against assets invested
                             in investment options including any outstanding loan
                             balance.
                         .   Investment management and financial accounting fees and
                             other expenses charged on a Fund-by-Fund basis, as
                             applicable.
                         .   No sales charges deducted from contributions, but
                             contingent withdrawal charges may apply for non-
                             benefit distributions.
                         .   Charges of the Trusts' portfolios for management fees
                             and other expenses, and 12b-1 fees.
                         .   Administrative fee if you purchase an annuity payout
                             option.
                         .   Participant recordkeeping (optional) charge per
                             participant annual fee of $25.
                         .   Loan fee of 1% of loan principal amount at the time the
                             plan loan is made.
                         .   Administrative charge for certain Funds of Separate
                             Account No. 66.
                         .   We deduct a charge designed to approximate certain
                             taxes that may be imposed on us, such as premium taxes
                             in your state. This charge is generally deducted from
                             the amount applied to an annuity payout option.
-------------------------------------------------------------------------------------
BENEFIT PAYMENT OPTIONS  .   Lump sum.
                         .   Installments on a time certain or dollar certain basis.
                         .   Variety of fixed annuity benefit payout options as
                             available under an employer's plan.
-------------------------------------------------------------------------------------
ADDITIONAL FEATURES      .   Participant loans (if elected by your employer; some
                             restrictions apply).
                         .   Quarterly reports showing:
                            -- transactions in the investment options during the
                               quarter for the employer plan;
                            -- the number of units in the Funds credited to the
                               employer plan; and
                            -- the unit values and/or the balances in all of the
                               investment options as of the end of the quarter.
                         .   Automatic confirmation notice to employer/trustee
                             following the processing of an investment option
                             transfer.
                         .   Annual and semiannual report of the Funds.
-------------------------------------------------------------------------------------

THE ABOVE IS NOT A COMPLETE DESCRIPTION OF ALL MATERIAL PROVISIONS OF THE CONTRACT. IN SOME CASES RESTRICTIONS OR EXCEPTIONS APPLY. ALSO, ALL FEATURES OF THE CONTRACT ARE NOT NECESSARILY AVAILABLE IN YOUR STATE OR AT CERTAIN AGES.

For more detailed information, we urge you to read the contents of this prospectus, as well as your contract. This prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. Your contract and any endorsements, riders and data pages are the entire contract between you and AXA Equitable. The prospectus and contract should be read carefully before investing. Please feel free to call us if you have any questions.

OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, fees and/or charges that are different from those in the contracts offered by this prospectus. Not every contract is offered through the same distributor. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about any of the AXA Equitable annuity contracts.

                        RIA AT A GLANCE -- KEY FEATURES

Fee table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when enrolling in, owning, and surrendering the RIA contract. The tables reflect charges that affect plan balances participating in the Funds through the group annuity contract, as well as charges you will bear directly under your contract. The table also shows charges and expenses of the portfolios of each Trust that you will bear indirectly. Each of the charges and expenses is more fully described in "Charges and expenses" later in this prospectus.

The first table describes fees and expenses that you will pay at the time that you surrender the contract, make certain withdrawals, purchase an annuity payout option or take a loan from the contract. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply. WE DEDUCT NO SALES CHARGE AT THE TIME YOU MAKE A CONTRIBUTION, AND THERE ARE NO TRANSFER OR EXCHANGE FEES WHEN YOU TRANSFER ASSETS AMONG THE INVESTMENT OPTIONS UNDER THE CONTRACT.

---------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN
 TRANSACTIONS:
---------------------------------------------------------------------------------
Maximum contingent withdrawal charge (as a percentage of Fund assets)/(1)/  6%

Administrative fee if you purchase an annuity payout option                 $175

Loan fee (as a percentage of amount withdrawn as loan principal at the
time the loan is made)                                                      1%
---------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including underlying
Trust portfolio fees and expenses.

----------------------------------------------------------------------------------
 CHARGE WE DEDUCT FROM YOUR ACCOUNT VALUE
----------------------------------------------------------------------------------
Maximum ongoing operations fee (expressed as an annual percentage)/(2)/     1.25%

----------------------------------------------------------------------------------
 CHARGES WE DEDUCT EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS IN
 SEPARATE ACCOUNT NO. 66
----------------------------------------------------------------------------------
Administrative charge (applies only to certain Funds/(3)/ in Separate
Account No. 66)/(4)/                                                        0.05%

----------------------------------------------------------------------------------
 POOLED TRUST EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE
----------------------------------------------------------------------------------

                                      INVESTMENT
                                    MANAGEMENT AND    DIRECT OPERATING AND
                                  ACCOUNTING FEE/(4)/ OTHER EXPENSES/(5)/  TOTAL
                                  ------------------  -------------------- -----
AllianceBernstein Common Stock          0.08%                0.12%         0.20%
AllianceBernstein Mid Cap Growth        0.50%                0.05%         0.55%
AllianceBernstein Balanced              0.50%                0.21%         0.71%

---------------------------------------------------------------------------------
 CHARGES WE DEDUCT AT THE END OF EACH MONTH
---------------------------------------------------------------------------------
Annual Optional Participant Recordkeeping Services
Fee/(6)/                                                $25 per plan participant
---------------------------------------------------------------------------------

A proportionate share of all fees and expenses paid by a portfolio that corresponds to any variable investment option of the Trusts to which plan balances are allocated also applies. The table below shows the lowest and highest total operating expenses as of December 31, 2013 charged by any of the portfolios. These fees and expenses are reflected in the portfolio's net asset value each day. Therefore, they reduce the investment return of the portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each portfolio's fees and expenses is contained in the Trust prospectus for the portfolio.



--------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF AVERAGE
 DAILY NET ASSETS
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2013 (expenses      Lowest Highest
that are
deducted from portfolio assets including management fees, 12b-1   0.62%  1.64%
fees,
service fees, and/or other expenses)/(7)/
--------------------------------------------------------------------------------


Notes:

(1)The contingent withdrawal charge is waived in certain circumstances. The charge reduces to 2% of the amount withdrawn in the ninth participation year and cannot be imposed after the ninth anniversary of a plan's participation in RIA.

(2)The annual ongoing operations fee is deducted monthly and applied on a decremental scale, declining to 0.50% on the account value over $1,000,000, except for plans that adopted RIA before February 9, 1986.


(3)The Funds that have an Administrative charge are: Charter/SM/ Multi-Sector Bond, EQ/Intermediate Government Bond, EQ International Equity Index, EQ/Quality Bond PLUS, EQ/AllianceBernstein Small Cap Growth, EQ/Equity 500 Index and EQ/Money Market.

(4)These fees will fluctuate from year to year and from fund to fund based on the assets in each fund. The percentage set forth in the table represents the highest fees incurred by a fund during the fiscal year ended
   December 31, 2013. These expenses may be higher or lower based on the expenses incurred by a fund during the fiscal year ended December 31, 2014.

                                   FEE TABLE

(5)These expenses vary by investment Fund, and will fluctuate from year to year based on actual expenses. The percentage set forth in the table represents the highest other expenses incurred by a Fund during the fiscal year ended December 31, 2013. These expenses may be higher based on the expenses incurred by the Funds during the fiscal year ended December 31, 2014.


(6)We deduct this fee on a monthly basis at the rate of $2.08 per participant.


(7)"Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2013, if applicable, and for the underlying portfolios. In addition, the "Lowest" represents the total annual operating expenses of the EQ/Equity 500 Index Portfolio. The "Highest" represents the total annual operating expenses of the Charter Small Cap Value Portfolio.


EXAMPLES

These examples are intended to help you compare the cost of investing in the RIA contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying Trust fees and expenses.


The examples below show the expenses (which expenses, including the Optional Participants Recordkeeping Services fee, are directly reflected in the participant's retirement account value) that a hypothetical contract owner would pay in the situations illustrated. For purposes of the two sets of examples below, the ongoing operations fee is computed by reference to the actual aggregate annual ongoing operations fee as a percentage of total assets by employer plans in the RIA annuity contract other than corporate plans, resulting in an estimated ongoing operations fee of $355.09 per $10,000. The examples reflect the $25 annual charge for the Optional Participant Recordkeeping Services.


We assume there is no waiver of the withdrawal charge and that no loan has been taken. The charges used in the examples are the maximum expenses rather than the lower current expenses. The guaranteed interest option is not covered by the fee table and examples. However, the ongoing operations fee, the withdrawal charge, the loan fee, the Optional Participant Recordkeeping Services fee, and the administrative fee if you purchase an annuity payout option do apply to amounts in the guaranteed interest option. These examples should not be considered a representation of past or future expenses for any option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

SEPARATE ACCOUNT NO. 66 EXAMPLES:

These examples assume that you invest $10,000 in the Funds in Separate Account No. 66 under the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assume the highest and lowest fees and expenses of any of the available portfolios (before expense limitations) of each Trust. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                SEPARATE ACCOUNT NO. 66
-----------------------------------------------------------------------------------------------
                                                                 IF YOU DO NOT SURRENDER YOUR
                          IF YOU SURRENDER YOUR CONTRACT AT THE   CONTRACT AT THE END OF THE
                          END OF THE APPLICABLE TIME PERIOD         APPLICABLE TIME PERIOD
-----------------------------------------------------------------------------------------------
                          1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR 3 YEARS 5 YEARS 10 YEARS
-----------------------------------------------------------------------------------------------
(a)assuming maximum fees
   and expenses of any
   of the Portfolios      $1,284   $2,519    $3,711    $6,392    $696  $2,048  $3,349   $6,392
-----------------------------------------------------------------------------------------------
(b)assuming minimum fees
   and expenses of any
   of the Portfolios      $1,187   $2,247    $3,291    $5,691    $592  $1,761  $2,909   $5,691
-----------------------------------------------------------------------------------------------


POOLED SEPARATE ACCOUNT EXAMPLES:

These examples assume that you invest $10,000 in the Funds in the Pooled separate accounts under the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year. The example also assumes maximum contract charges and total annual expenses of the portfolios (before expense limitations) set forth in the previous charts. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


-----------------------------------------------------------------------------------------------
                                                                 IF YOU DO NOT SURRENDER YOUR
                          IF YOU SURRENDER YOUR CONTRACT AT THE   CONTRACT AT THE END OF THE
                          END OF THE APPLICABLE TIME PERIOD         APPLICABLE TIME PERIOD
-----------------------------------------------------------------------------------------------
                          1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR 3 YEARS 5 YEARS 10 YEARS
-----------------------------------------------------------------------------------------------
AllianceBernstein
                 Balanced $1,191   $2,258    $3,308    $5,720    $596  $1,773  $2,927   $5,720
-----------------------------------------------------------------------------------------------
AllianceBernstein
                 Common
                 Stock    $1,133   $2,096    $3,053    $5,274    $536  $1,601  $2,660   $5,274
-----------------------------------------------------------------------------------------------
AllianceBernstein
                 Mid
                 Cap
                 Growth   $1,174   $2,212    $3,236    $5,597    $579  $1,724  $2,852   $5,597
-----------------------------------------------------------------------------------------------


CONDENSED FINANCIAL INFORMATION


Please see the Appendix at the end of this prospectus for unit values and the number of units outstanding of each Fund available as of December 31, 2013.


FINANCIAL STATEMENTS OF THE FUNDS

Each Fund is, or is part of, one of our separate accounts as described in "About the separate accounts" under "More information" later in this prospectus. The financial statements of the Funds are contained in the SAI. The financial statements for the portfolios of each Trust are included in the SAI for each Trust.

                                   FEE TABLE

1. RIA features and benefits

--------------------------------------------------------------------------------

INVESTMENT OPTIONS

We offer various investment options under RIA, including the Funds and the guaranteed interest option. Each Fund has a different investment objective. The Funds try to meet their investment objectives by investing either in a portfolio of securities or by holding mutual fund shares. The maximum number of active investment options that can be available under any RIA annuity contract at any time is 25. We cannot assure you that any of the Funds will meet their investment objectives.

You can lose your principal when investing in the Funds. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market Fund.

THE ALLIANCEBERNSTEIN BALANCED FUND

OBJECTIVES

The Balanced Fund (Separate Account No. 10) (the "Portfolio") seeks to achieve both appreciation of capital and current income through investment in a diversified Portfolio of publicly traded common stocks, equity-type securities, debt securities and short-term money-market instruments. The Balanced Fund will include allocations to three sub-portfolios: Global Structured Equity, US Core Fixed Income and Cash.

INVESTMENT STRATEGIES

The Global Structured Equity sub-portfolio's objective is to deliver consistent excess returns driven by intensive company research combined with a disciplined portfolio construction process focused on risk control. The sub-portfolio targets long-term growth of capital and to outperform the Morgan Stanley Capital International (MSCI) World Index over any three year period.

The Global Structured Equity sub-portfolio invests primarily in equity and equity type securities (such as convertible bonds, convertible preferred and warrants) by using a disciplined investment approach to identify attractive investment candidates based on internally generated research. The Advisor's global industry research analysts are responsible for a primary research universe of companies that are primarily stocks in the MSCI World Index or stocks with similar characteristics that meet the Advisor's investment criteria. The analysts conduct in-depth research on these companies to uncover the most attractive investment opportunities. The sub-portfolio is constructed to maximize exposure to stocks selected by the Advisor's analysts and Portfolio Managers. Individual security weights are a function of the analyst view, ownership within other portfolios, volatility, correlation and index weight. It may also hold securities to control risk and to limit the traditional sources of risk such as style/theme exposures. The result is a combination of stocks in the sub-portfolio with fundamental characteristics, as well as country and sector weightings that approximate those of the benchmark. The sub-portfolio primarily invests its assets in countries included in the MSCI World Index, however the sub portfolio may not invest in Emerging Market securities that fall into the MSCI Emerging Markets country definition. The sub-portfolio may also utilize currency hedging through the use of currency forwards. For the currency hedging process, the Advisor uses forward contracts that require the purchase or delivery of a foreign currency at some future date. The price paid for the contract is the current price of the foreign currency in U.S. dollars plus or minus an adjustment based on the interest rate differential between the U.S. dollar and the foreign currency. This process utilizes the Advisor's currency multi-factor expected return model based upon: interest rate differentials, current account imbalances, convergence to purchasing-power parity and market momentum. The strategy is implemented using optimization tools that explicitly recognize the link between return potential and risk. The use of currency forwards may only be used for currency hedging purposes. The use of cross hedging may only be utilized with prior approval of AXA Equitable.

The U.S. Core Fixed Income's sub-portfolio seeks to consistently add value relative to the broad bond market and core fixed income managers through a research driven, disciplined search for relative value opportunities across the full range of fixed income market sectors. It is actively managed, seeking to add value primarily through a combination of sector and security-specific selections.

The Fixed Income process capitalizes on the Advisor's independent fundamental and quantitative research in an effort to add value. The process begins with proprietary expected return forecasts of our quantitative research team, which narrow the investment universe and identify those sectors, securities, countries and currencies that appear most/least attractive. These quantitative forecasts enable us to prioritize the further in-depth analysis of our fundamental credit and economic research teams. These fundamental research teams are focused on forecasting credit and economic fundamentals which confirm or refute our quantitative model findings.

Once the quantitative and fundamental forecasts have been made, the Advisor's most senior research and portfolio management professionals meet in "research review" sessions where the forecasts are vetted with the goal of reconciling any differences between quantitative and fundamental projections and determining conviction level in each forecast, and identifying major themes to be implemented in the portfolios. The US Core team then translates the final research recommendations -- the output of the research review sessions -- into an appropriate portfolio risk target (tracking error). The US Core Team budgets this risk across the primary decisions (sector allocation, security selection and yield curve structure) with the use of proprietary portfolio construction tools.

The U.S. Core Fixed Income sub-portfolio may invest in a wide variety of publicly traded debt instruments. The sub-portfolio will only purchase US-dollar denominated securities. The sub-portfolio's non-money market securities will consist primarily of the following publicly traded securities:

1) debt securities issued or guaranteed by the United States Government (such as U.S. Treasury securities), its agencies (such as the

                           RIA FEATURES AND BENEFITS

Government National Mortgage Association), or instrumentalities (such as the Federal National Mortgage Association), 2) debt securities issued by governmental entities and corporations from developed and developing nations,
3) asset-backed securities, mortgage-related securities (including agency and non-agency fixed, ARM and hybrid pass-throughs, commercial mortgage-backed securities ("CMBS"), mortgage dollar rolls, and up to 5% agency and non-agency collateralized mortgage obligations ("CMOs"), zero coupon bonds, preferred stocks and trust preferred securities and inflation protected securities. At the time in which the account enters into a transaction involving the future delivery of securities which could result in potential economic leverage, the Advisor will maintain cash equivalents or other liquid securities in the portfolio having an amount equal to or greater than the market value of the position/commitment in question. In addition, the Advisor will monitor the account on a periodic basis to ensure that adequate coverage is maintained. The sub-portfolio may purchase 144A securities. The sub-portfolio may also buy debt securities with equity features, such as conversion or exchange rights or warrants for the acquisition of stock or participations based on revenues, sales or profits. All such securities will be investment grade, at the time of acquisition, i.e., rated BBB or higher by Standard & Poor's Corporation (S&P), Baa or higher by Moody's Investor Services, Inc. (Moody's), BBB or higher by Fitch or if unrated, will be of comparable investment quality. The sub-portfolio may directly invest in investment grade money market instruments. Cash equivalent investments are defined as any security that has a maturity less than one year, including repurchase agreements in accordance with AXA Equitable guidelines.

Swap transactions are prohibited.

The overall sub-portfolio duration is maintained approximately within 10% of the Barclays Capital Aggregate Bond Index.

The Cash sub-portfolio may invest directly in investment-grade money market instruments.

The portfolio may invest in cash equivalents in a commingled investment fund managed by the Advisor.

ASSET ALLOCATION POLICIES

The Portfolio includes an asset allocation with a 60% weighting for equity securities and a 40% weighting for debt securities (see chart below). This asset allocation, which has been adapted to AXA Equitable specifications, is summarized below. The Advisor will allow the relative weightings of the Portfolio's debt and equity components to vary in response to markets, but ordinarily only by +/- 3% of the portfolio. Beyond those ranges, the Advisor may generally rebalance the Portfolio toward the targeted asset allocation, in line with AXA Equitable specifications. The Fund is valued daily.


-------------------------------------------------------------------------------
ALLOCATION                                                    AXA EQUITABLE'S
PORTFOLIO TYPE                   SUB-PORTFOLIO                SPECIFIED TARGET
-------------------------------------------------------------------------------
Global Equity                  Global Structured Equity       60%
-------------------------------------------------------------------------------
Total fixed and money market                                  40%
instruments:
..   Fixed                      .   35%-US Core Fixed Income
..   Money market instruments   .   5%-Cash
-------------------------------------------------------------------------------

RISKS OF INVESTMENT STRATEGIES

See "Risks of investing in the Funds" later in this prospectus, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Balanced Fund specifically.

THE ALLIANCEBERNSTEIN COMMON STOCK FUND

OBJECTIVE

The investment objective of the AllianceBernstein Common Stock Fund (Separate Account No. 4) is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing its assets in securities represented in the Russell 1000 Growth Index ("Index"); it is intended that the Fund seeks to approximate the risk profile and investment return of the Index on an annualized basis.

INVESTMENT STRATEGIES

The Manager will use a replication construction technique to initiate and maintain the portfolio. The Fund seeks to approximate the Russell 1000 Growth Index by owning all securities in the portfolio in the approximate weight each represents in the Index. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. (Source: Russell Investment Group).

The majority of trading in the Fund each year will take place in June after the annual reconstitution of the Russell indexes by Russell Investments. The list of constituents is ranked based on total market capitalization as of May 31st of each year, with the actual reconstitution effective in June. Changes to the membership lists are pre-announced and subject to change if any corporate activity occurs or if any new information is received prior to release.

Typically, passively managed portfolios are rebalanced when cash is accumulated due to dividend and interest receipts, monies are received from corporate reorganizations (i.e. tenders, mergers and buybacks) and external cash flows.

AllianceBernstein may utilize index futures and Exchange Traded Funds to equitize short-term cash balances or effect basis trades to minimize transaction costs. These instruments are used if, in the advisor's opinion, they provide a more cost-effective alternative than transacting in the cash market.

The Fund is valued daily.

                           RIA FEATURES AND BENEFITS

RISKS OF INVESTMENT STRATEGIES

See "Risks of investing in the Funds" later in this prospectus, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Common Stock Fund specifically.

THE ALLIANCEBERNSTEIN MID CAP GROWTH FUND

OBJECTIVE

The AllianceBernstein Mid Cap Growth Fund (Separate Account No. 3) seeks to achieve long-term capital growth through a diversified portfolio of equity securities. The account will attempt to achieve this objective by investing primarily in the common stock of medium-sized companies which have the potential to grow faster than the general economy and to grow into much larger companies.

INVESTMENT STRATEGIES

The AllianceBernstein Mid Cap Growth Fund is actively managed to obtain excess return versus the Russell Mid Cap Growth Index. The Fund invested at least 80% of its total assets in the common stock of companies with medium capitalizations at the time of the Fund's investment, similar to the market capitalizations of companies in the Russell Mid Cap Growth Index. Companies whose capitalizations no longer meet this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. If deemed appropriate, in order to meet the investment objectives, the Fund may invest in companies in cyclical industries as well as in securities that the adviser believes are temporarily undervalued. The Fund may also invest in foreign companies without substantial business in the United States. In aggregate, IPO (Initial Public Offerings) investments cannot exceed 5% of the Fund at time of purchase, and no more than 10% due to appreciation. An IPO is an issuer's first offering of a security or class of a security to the public.

The Fund may also invest in other types of securities including convertible preferred stocks, convertible debt securities and short-term securities such as corporate notes, and temporarily invest in money market instruments. Additionally, the Fund may invest up to 10% of its total assets in restricted securities.

The Fund attempts to generate excess return by taking active risk in security selection by looking for companies with unique growth potential. The Fund may often be concentrated in industries where research resources indicate there is high growth potential. The Fund is valued daily.

RISKS OF INVESTMENT STRATEGIES

See "Risks of investing in the Funds" later in this prospectus, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Mid Cap Growth Fund specifically. Note, however, that due to the AllianceBernstein Mid Cap Growth Fund's investment policies, this Fund provides greater growth potential and greater risk than the AllianceBernstein Common Stock and AllianceBernstein Balanced Funds. As a result, you should consider limiting the amount allocated to this Fund, particularly as you near retirement.

INVESTMENT MANAGER OF THE ALLIANCEBERNSTEIN BALANCED, ALLIANCEBERNSTEIN COMMON STOCK AND ALLIANCEBERNSTEIN MID CAP GROWTH FUNDS

The Board of Directors has delegated responsibility to a committee to authorize or approve investments in the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth funds (collectively, the "Funds"). That committee may exercise its investment authority directly or it may delegate it, in whole or in part, to a third party investment advisor. The committee has delegated responsibility to AllianceBernstein L.P. ("AllianceBernstein") to manage the Funds. Subject to that committee's broad supervisory authority, AllianceBernstein's investment officers and managers have complete discretion over the assets of the Funds and have been given discretion as to sales and, within specified limits, purchases of stocks, other equity securities and certain debt securities. When an investment opportunity arises that is consistent with the objectives of more than one account, investment opportunities are allocated among accounts in an impartial manner based on certain factors such as investment objective and current investment and cash positions.

AllianceBernstein is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. We are the majority-owners of AllianceBernstein, a limited partnership. AllianceBernstein acts as investment adviser to various separate accounts and general accounts of AXA Equitable and other affiliated insurance companies. AllianceBernstein also provides investment management and advisory services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. The following portfolio managers are primarily responsible for the day-to-day management of the portfolios:

---------------------------------------------------------------------------------
                                                            BUSINESS EXPERIENCE
                 FUND                    PORTFOLIO MANAGER  FOR PAST 5 YEARS
---------------------------------------------------------------------------------
AllianceBernstein                          Greg Wilensky    Portfolio Manager
Balanced Fund                                               at AllianceBernstein
                                                            since 1996
                                           Joshua Lisser    Portfolio Manager
                                                            at AllianceBernstein
                                                            since 1992
                                         Judith A. De Vivo  Portfolio Manager
                                                            at AllianceBernstein
                                                            since 1984
                                             Ben Sklar      Portfolio Manager
                                                            at AllianceBernstein
                                                            since 2009
---------------------------------------------------------------------------------
AllianceBernstein                        Judith A. De Vivo  Portfolio Manager
Common Stock Fund                                           at AllianceBernstein
                                                            since 1984
---------------------------------------------------------------------------------
AllianceBernstein Mid                     John H. Fogarty   Portfolio Manager
Cap Growth Fund                                             at AllianceBernstein
                                                            since 1997
---------------------------------------------------------------------------------

The SAI provides additional information about the portfolio managers including compensation, other accounts managed and ownership of securities of the Funds.


As of December 31, 2013 AllianceBernstein had total assets under management of approximately $451 billion. AllianceBernstein's main office is located at 1345 Avenue of the Americas, New York, New York 10105.

                           RIA FEATURES AND BENEFITS

PORTFOLIO HOLDINGS POLICY FOR THE POOLED SEPARATE ACCOUNTS

A description of the policies and procedures with respect to disclosure of the portfolio securities of The AllianceBernstein Balanced Fund, The
AllianceBernstein Common Stock Fund and the AllianceBernstein Mid Cap Growth Fund is available in the SAI. Generally, portfolio information is available 30 days after the month and free of charge by calling 1(866) 642-3127.

FUNDS INVESTING IN THE TRUSTS


The Funds of Separate Account No. 66 invest in corresponding portfolios of AXA Premier VIP Trust and EQ Advisors Trust. The investment results you will experience in any one of those Funds will depend on the investment performance of the corresponding portfolios. The table on the next page shows the names of the corresponding portfolios, their investment objectives, and their advisers.

                           RIA FEATURES AND BENEFITS

PORTFOLIOS OF THE TRUSTS


We offer affiliated Trusts, which in turn offer one or more Portfolios. AXA Equitable Funds Management Group, LLC ("AXA FMG"), a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA FMG has entered into sub-advisory agreements with one or more investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, among other responsibilities, AXA FMG oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.

You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") directly or indirectly receive 12b-1 fees from the Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios.

As a participant, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments, as well as the Portfolios' investment management fees and administrative expenses, will reduce the underlying Portfolios' investment returns. AXA Equitable may profit from these fees and payments. AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.

Some Portfolios invest in other affiliated Portfolios ("the AXA Fund of Fund Portfolios"). The AXA Fund of Fund Portfolios offer participants a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the AXA Fund of Fund Portfolios by AXA FMG. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such Portfolios to participants and/or suggest that participants consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Fund of Fund Portfolios than certain other Portfolios available to you under your policy. Please see "Allocating your contributions" later in this section for more information about your role in managing your allocations.

As described in more detail in the Portfolio prospectuses, the AXA Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by AXA FMG (the "AXA volatility management strategy"), and, in addition, certain AXA Fund of Fund Portfolios may invest in Portfolios that utilize this strategy. The AXA volatility management strategy uses futures and options, such as exchange-traded futures and options contracts on securities indices, to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the AXA volatility management strategy, the manager of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio's exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio's participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high.

The AXA Managed Volatility Portfolios and the AXA Fund of Fund Portfolios that include the AXA volatility management strategy as part of their investment objective and/or principal investment strategy are identified below in the chart by a "(check mark) " under the column entitled "AXA Volatility Management."

Portfolios that utilize the AXA volatility management strategy (or, in the case of certain AXA Fund of Fund Portfolios, invest in other Portfolios that use the AXA volatility management strategy) are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. The reduction in volatility helps us manage the risks associated with providing guaranteed benefits during times of high volatility in the equity market. During rising markets, the AXA volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the AXA volatility management strategy. Conversely, investing in investment options that feature a managed-volatility strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option's equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that feature a volatility management strategy.

Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the AXA volatility management strategy. Please further note that certain other Portfolios may utilize volatility management techniques that differ from the AXA volatility management strategy. Any such Portfolio is not identified under "AXA Volatility Management" below in the chart. Such techniques could also impact your account value in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios' objective and strategies.

Portfolio allocations in certain AXA variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program (ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the AXA Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. This means that Portfolio

                           RIA FEATURES AND BENEFITS
investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:

   (a)By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio's investment performance and the ability of the sub-adviser to fully implement the Portfolio's investment strategy could be negatively affected; and

   (b)By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the AXA Ultra Conservative Strategy investment option and others may not. If the ATP causes significant transfers of total account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.



-----------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP                                                                                      AXA
 TRUST                                                                                                VOLATILITY
 PORTFOLIO NAME/(*)/  SHARE CLASS  OBJECTIVE                                   SUB-ADVISER(S)         MANAGEMENT
-----------------------------------------------------------------------------------------------------------------
CHARTER/SM/               A        Seeks to achieve high total return through  .   AXA Equitable
  MULTI-SECTOR                     a combination of current income and             Funds Management
  BOND/(1)/                        capital appreciation.                           Group, LLC
-----------------------------------------------------------------------------------------------------------------
CHARTER/SM/ SMALL         B        Seeks to achieve long-term growth of        .   AXA Equitable
  CAP VALUE/(2)/                   capital.                                        Funds Management
                                                                                   Group, LLC
-----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                                                                       AXA
 EQ ADVISORS TRUST                                                                                     VOLATILITY
 PORTFOLIO NAME/(*)/  SHARE CLASS  OBJECTIVE                                    SUB-ADVISER(S)         MANAGEMENT
--------------------------------------------------------------------------------------------------------------------
AXA GLOBAL EQUITY         IB       Seeks to achieve long-term capital           .   AXA Equitable      (check mark)
  MANAGED                          appreciation with an emphasis on risk-           Funds Management
  VOLATILITY/(3)/                  adjusted returns and managing volatility in      Group, LLC
                                   the Portfolio.                               .   BlackRock
                                                                                    Investment
                                                                                    Management, LLC
                                                                                .   Morgan Stanley
                                                                                    Investment
                                                                                    Management Inc.
                                                                                .   OppenheimerFunds,
                                                                                    Inc.
--------------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL         IB       Seeks to achieve long-term growth of         .   AXA Equitable      (check mark)
  CORE MANAGED                     capital with an emphasis on risk-adjusted        Funds Management
  VOLATILITY/(4)/                  returns and managing volatility in the           Group, LLC
                                   Portfolio.                                   .   BlackRock
                                                                                    Investment
                                                                                    Management, LLC
                                                                                .   EARNEST Partners,
                                                                                    LLC
                                                                                .   Massachusetts
                                                                                    Financial
                                                                                    Services Company
                                                                                    d/b/a MFS
                                                                                    Investment
                                                                                    Management
                                                                                .   Hirayama
                                                                                    Investments, LLC
                                                                                .   WHV Investment
                                                                                    Management
--------------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL         IB       Seeks to provide current income and long-    .   AXA Equitable      (check mark)
  VALUE MANAGED                    term growth of income, accompanied by            Funds Management
  VOLATILITY/(5)/                  growth of capital with an emphasis on risk-      Group, LLC
                                   adjusted returns and managing volatility in  .   BlackRock
                                   the Portfolio.                                   Investment
                                                                                    Management, LLC
                                                                                .   Northern Cross,
                                                                                    LLC
--------------------------------------------------------------------------------------------------------------------

                           RIA FEATURES AND BENEFITS

-----------------------------------------------------------------------------------------------------------------------
                                                                                                          AXA
 EQ ADVISORS TRUST                                                                                        VOLATILITY
 PORTFOLIO NAME/(*)/   SHARE CLASS  OBJECTIVE                                      SUB-ADVISER(S)         MANAGEMENT
-----------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP CORE         IB       Seeks to achieve long-term growth of           .   AXA Equitable      (check mark)
  MANAGED                           capital with an emphasis on risk-adjusted          Funds Management
  VOLATILITY/(6)/                   returns and managing volatility in the             Group, LLC
                                    Portfolio.                                     .   BlackRock
                                                                                       Investment
                                                                                       Management, LLC
                                                                                   .   Capital Guardian
                                                                                       Trust Company
                                                                                   .   Institutional
                                                                                       Capital LLC
                                                                                   .   Thornburg
                                                                                       Investment
                                                                                       Management, Inc.
-----------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP              IB       Seeks to provide long-term capital growth      .   AXA Equitable      (check mark)
  GROWTH MANAGED                    with an emphasis on risk-adjusted returns          Funds Management
  VOLATILITY/(7)/                   and managing volatility in the Portfolio.          Group, LLC
                                                                                   .   BlackRock
                                                                                       Investment
                                                                                       Management, LLC
                                                                                   .   Marsico Capital
                                                                                       Management, LLC
                                                                                   .   T. Rowe Price
                                                                                       Associates, Inc.
                                                                                   .   Wells Capital
                                                                                       Management, Inc.
-----------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP VALUE        IA       Seeks to achieve long-term growth of           .   AllianceBernstein  (check mark)
  MANAGED                           capital with an emphasis on risk-adjusted          L.P.
  VOLATILITY/(8)/                   returns and managing volatility in the         .   AXA Equitable
                                    Portfolio.                                         Funds Management
                                                                                       Group, LLC
                                                                                   .   BlackRock
                                                                                       Investment
                                                                                       Management, LLC
                                                                                   .   Massachusetts
                                                                                       Financial
                                                                                       Services Company
                                                                                       d/b/a MFS
                                                                                       Investment
                                                                                       Management
-----------------------------------------------------------------------------------------------------------------------
AXA MID CAP VALUE          IB       Seeks to achieve long-term capital             .   AXA Equitable      (check mark)
  MANAGED                           appreciation with an emphasis on risk-             Funds Management
  VOLATILITY/(9)/                   adjusted returns and managing volatility in        Group, LLC
                                    the Portfolio.                                 .   BlackRock
                                                                                       Investment
                                                                                       Management, LLC
                                                                                   .   Diamond Hill
                                                                                       Capital
                                                                                       Management, Inc.
                                                                                   .   Wellington
                                                                                       Management
                                                                                       Company, LLP
-----------------------------------------------------------------------------------------------------------------------
                           IA       Seeks to achieve long-term growth of           .   AllianceBernstein
  EQ/ALLIANCEBERNSTEIN              capital.                                           L.P.
  SMALL CAP GROWTH
-----------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC         IB       Seeks to achieve capital appreciation and      .   BlackRock
  VALUE EQUITY                      secondarily, income.                               Investment
                                                                                       Management, LLC
-----------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY        IB       Seeks to achieve long-term capital             .   Calvert
  RESPONSIBLE                       appreciation.                                      Investment
                                                                                       Management, Inc.
-----------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN        IB       Seeks to achieve long-term growth of capital.  .   Capital Guardian
  RESEARCH                                                                             Trust Company
-----------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX        IA       Seeks to achieve a total return before         .   AllianceBernstein
                                    expenses that approximates the total return        L.P.
                                    performance of the S&P 500 Index, including
                                    reinvestment of dividends, at a risk level
                                    consistent with that of the S&P 500 Index.
-----------------------------------------------------------------------------------------------------------------------

                           RIA FEATURES AND BENEFITS

-------------------------------------------------------------------------------------------------------------------------
                                                                                                            AXA
 EQ ADVISORS TRUST                                                                                          VOLATILITY
 PORTFOLIO NAME/(*)/  SHARE CLASS  OBJECTIVE                                         SUB-ADVISER(S)         MANAGEMENT
-------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY GROWTH          IB       Seeks to achieve long-term growth of capital      .   AXA Equitable      (check mark)
  PLUS/(+)/                        with an emphasis on risk-adjusted returns             Funds Management
                                   and managing volatility in the Portfolio.             Group, LLC
                                                                                     .   BlackRock Capital
                                                                                         Management, Inc.
                                                                                     .   BlackRock
                                                                                         Investment
                                                                                         Management, LLC
-------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE           IA       Seeks to achieve a total return before            .   AXA Equitable
  GOVERNMENT BOND                  expenses that approximates the total return           Funds Management
                                   performance of the Barclays Intermediate              Group, LLC
                                   U.S. Government Bond Index, including             .   SSgA Funds
                                   reinvestment of dividends, at a risk level            Management, Inc.
                                   consistent with that of the Barclays
                                   Intermediate U.S. Government Bond Index.
-------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL          IA       Seeks to achieve a total return (before           .   AllianceBernstein
  EQUITY INDEX                     expenses) that approximates the total return          L.P.
                                   performance of a composite index comprised
                                   of 40% DJ EURO STOXX 50 Index, 25%
                                   FTSE 100 Index, 25% TOPIX Index, and 10%
                                   S&P/ASX 200 Index, including reinvestment
                                   of dividends, at a risk level consistent with
                                   that of the composite index.
-------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE         IB       Seeks to achieve long-term capital                .   J.P.Morgan
  OPPORTUNITIES                    appreciation.                                         Investment
                                                                                         Management Inc.
-------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH       IB       Seeks to achieve a total return before            .   AllianceBernstein
  INDEX                            expenses that approximates the total return           L.P.
                                   performance of the Russell 1000 Growth
                                   Index, including reinvestment of dividends at
                                   a risk level consistent with that of the Russell
                                   1000 Growth Index.
-------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX          IB       Seeks to achieve a total return before            .   SSgA Funds
                                   expenses that approximates the total return           Management, Inc.
                                   performance of the S&P Mid Cap 400 Index,
                                   including reinvestment of dividends, at a risk
                                   level consistent with that of the S&P Mid Cap
                                   400 Index.
-------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET           IA       Seeks to obtain a high level of current           .   The Dreyfus
                                   income, preserve its assets and maintain              Corporation
                                   liquidity.
-------------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS      IA       Seeks to achieve high current income              .   AllianceBernstein
                                   consistent with moderate risk to capital.             L.P.
                                                                                     .   AXA Equitable
                                                                                         Funds Management
                                                                                         Group, LLC
                                                                                     .   Pacific
                                                                                         Investment
                                                                                         Management
                                                                                         Company LLC
-------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE          IB       Seeks to achieve long-term capital                .   T. Rowe Price
  GROWTH STOCK                     appreciation and secondarily, income.                 Associates, Inc.
-------------------------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO            IB       Seeks to achieve long-term capital growth.        .   Wells Capital
  OMEGA GROWTH                                                                           Management, Inc.
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                           RIA FEATURES AND BENEFITS

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                                                                                                AXA
 EQ ADVISORS TRUST                                                                              VOLATILITY
 PORTFOLIO NAME/(*)/  SHARE CLASS  OBJECTIVE                             SUB-ADVISER(S)         MANAGEMENT
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MULTIMANAGER              IB       Seeks to achieve long-term growth of  .   Allianz Global
  TECHNOLOGY/(++)/                 capital.                                  Investors US LLC
                                                                         .   AXA Equitable
                                                                             Funds Management
                                                                             Group, LLC
                                                                         .   SSgA Funds
                                                                             Management, Inc.
                                                                         .   Wellington
                                                                             Management
                                                                             Company, LLP
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(*)This information reflects the variable investment option's name change effective on or about June 13, 2014, subject to regulatory approval. The chart below reflects the variable investment option's name in effect until on or about June 13, 2014. The number in the ''FN'' column corresponds with the number contained in the table above.



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FN   VARIABLE INVESTMENT OPTION NAME UNTIL JUNE 13, 2014
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(1)            Multimanager Multi-Sector Bond
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(2)            Multimanager Small Cap Value
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(3)            EQ/Global Multi-Sector Equity
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(4)            EQ/International Core PLUS
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(5)            EQ/International Value PLUS
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(6)            EQ/Large Cap Core PLUS
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(7)            EQ/Large Cap Growth PLUS
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(8)            EQ/Large Cap Value PLUS
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(9)            EQ/Mid Cap Value PLUS
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(+)EQ/Equity Growth PLUS will be involved in a planned merger effective on or about June 20, 2014, subject to regulatory and shareholder approvals. If approved, on the date of the scheduled merger, interests in the AXA Large Cap Growth Managed Volatility++ investment option (the "surviving option") will replace interests in the current EQ/Equity Growth PLUS investment option (the "replaced option"). We will move the assets from the replaced option into the surviving option on the date of the scheduled merger. The value of your interest in the surviving option will be the same as it was in the replaced option. We will also automatically direct any contributions made to the replaced option to the surviving option. Any allocation election to the replaced option will be considered as an allocation election to the surviving option. For more information about these Portfolio mergers, please contact our customer service representative.
   ++ New fund name

(++)This Portfolio will be reorganized as a Portfolio of EQ Advisors Trust
    ("Trust") as a result of the reorganization on or about June 13, 2014, subject to regulatory and shareholder approval.


YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-967-4560.

                           RIA FEATURES AND BENEFITS

RISKS OF INVESTING IN THE FUNDS

All of the Funds invest in securities of one type or another. You should be aware that any investment in securities carries with it a risk of loss, and you could lose money investing in the Funds. The different investment objectives and policies of each Fund may affect the return of each Fund and the risks associated with an investment in that Fund.

Additionally, market and financial risks are inherent in any securities investment. By market risks, we mean factors which do not necessarily relate to a particular issuer, but affect the way markets, and securities within those markets, perform. Market risks can be described in terms of volatility, that is, the range and frequency of market value changes. Market risks include such things as changes in interest rates, general economic conditions and investor perceptions regarding the value of debt and equity securities. By financial risks we mean factors associated with a particular issuer which may affect the price of its securities, such as its competitive posture, its earnings and its ability to meet its debt obligations.

The risk factors associated with an investment in the AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are described below. See the SAI for additional information regarding certain investment techniques used by these Funds. See the prospectuses for each Trust for risk factors and investment techniques associated with the portfolios in which the other Funds invest.

RISK FACTORS -- ALLIANCEBERNSTEIN COMMON STOCK, ALLIANCEBERNSTEIN MID CAP GROWTH AND ALLIANCEBERNSTEIN BALANCED FUNDS

COMMON STOCK. Investing in common stocks and related securities involves the risk that the value of the stocks or related securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the Fund's investments -- and, therefore, the value of the Fund's units -- to fluctuate.

SECURITIES OF MEDIUM AND SMALLER-SIZED COMPANIES. The AllianceBernstein Mid Cap Growth Fund invests primarily in the securities of medium-sized companies. The AllianceBernstein Balanced Fund may also make these investments, as well as investments in smaller-sized companies. The securities of small and medium-sized, less mature, lesser known companies involve greater risks than those normally associated with larger, more mature, well-known companies. Therefore, consistent earnings may not be as likely in small companies as in large companies.

The Funds also run a risk of increased and more rapid fluctuations in the value of their investments in securities of small or medium-sized companies. This is due to the greater business risks of small-size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small (less than $1 billion) and medium (between $1 and $20 billion) capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks and the overall stock market. One reason is that small and medium-sized companies have a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

NON-EQUITY SECURITIES. Investing in non-equity securities, such as bonds and debentures, involves the risk that the value of these securities held by the AllianceBernstein Balanced Fund -- and, therefore, the value of the Fund's units -- will fluctuate with changes in interest rates (interest rate risk) and the perceived ability of the issuer to make interest or principal payments on time (credit risk). A decline in prevailing interest rates generally will increase the value of the securities held by the AllianceBernstein Balanced Fund, while an increase in prevailing interest rates usually reduces the value of the AllianceBernstein Balanced Fund's holdings. As a result, interest rate fluctuations will affect the value of the AllianceBernstein Balanced Fund's units, but will not affect the income received from the Fund's current portfolio holdings. Moreover, convertible securities, which may be in the AllianceBernstein Balanced and AllianceBernstein Mid Cap Growth Funds, such as convertible preferred stocks or convertible debt instruments, contain both debt and equity features, and may lose significant value in periods of extreme market volatility.

FOREIGN INVESTING. Investing in securities of foreign companies that may not do substantial business in the United States involves additional risks, including risk of loss from changes in the political or economic climate of the countries in which these companies do business. Foreign currency fluctuations, exchange controls or financial instability could cause the value of the AllianceBernstein, Mid Cap Growth and Balanced Funds' foreign investments to fluctuate. Additionally, foreign accounting, auditing and disclosure standards may differ from domestic standards, and there may be less regulation in foreign countries of stock exchanges, brokers, banks, and listed companies than in the United States. As a result, the Fund's foreign investments may be less liquid and their prices may be subject to greater fluctuations than comparable investments in securities of U.S. issuers.

RESTRICTED SECURITIES. Investing in restricted securities involves additional risks because these securities generally (1) are less liquid than non-restricted securities and (2) lack readily available market quotations. Accordingly, the AllianceBernstein Balanced and the AllianceBernstein Mid Cap Growth Funds may be unable to quickly sell their restricted security holdings at fair market value.

The following discussion describes investment risks unique to either the AllianceBernstein Common Stock Fund, AllianceBernstein Mid Cap Growth Fund or the AllianceBernstein Balanced Fund.

RISKS OF INVESTMENT STRATEGIES. Due to the AllianceBernstein Mid Cap Growth Fund's aggressive investment policies, this Fund provides greater growth potential and may have greater risk than other equity offerings. As a result, you should consider limiting the amount allocated to this Fund, particularly as you near retirement.

RISKS ASSOCIATED WITH THE ALLIANCEBERNSTEIN COMMON STOCK FUND

While the objective of the Fund is to approximate the return of the Russell 1000 Growth Index, the actual performance of the Fund may deviate from the Index as a result of transaction costs, equitization of cash, security price deviations, investment management fees, operating expense charges such as custody and audit fees, any potential future exchange trading limits, and internal stock restrictions, all of which affects the Fund but not the Index. This deviation is commonly referred to as "tracking error." The Fund attempts to minimize these deviations through a management process which strives to minimize

                           RIA FEATURES AND BENEFITS
transactions costs, keep the account fully invested and maintain a portfolio with characteristics that are systematically the same as those of the Russell 1000 Growth Index.

RISKS ASSOCIATED WITH THE ALLIANCEBERNSTEIN BALANCED FUND

Bonds rated below A by S&P, Moody's or Fitch are more susceptible to adverse economic conditions or changing circumstances than those rated A or higher, but we regard these lower-rated bonds as having an adequate capacity to pay principal and interest.

CHANGE OF INVESTMENT OBJECTIVES


We can change the investment objectives of the AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds if the New York State Department of Financial Services approves the change.


The investment objectives of the portfolios of the Trusts may be changed by the Board of Trustees of each Trust without the approval of shareholders. See "Voting rights" under "More information" later in this prospectus.

GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under "More information" later in this prospectus.

The amount allocated to the guaranteed interest option earns interest at the current guaranteed interest rate which is an annual effective rate. After we credit the interest, we deduct certain charges and fees.

We credit interest through and allocate interest on the date of any transfer or withdrawal transaction. We credit interest each day of the month to the account value in the guaranteed interest account at the beginning of the day at a daily rate equivalent to the guaranteed interest rate that applies to those amounts.

CURRENT AND MINIMUM INTEREST RATES

Except as described below, the "current rate" is the rate of interest that we actually credit to amounts in the guaranteed interest option for any given calendar year. We declare current rates for each class of employer plan that is using the RIA annuity contract as its funding vehicle before the beginning of each calendar year. In addition to the current rate, we declare "minimum rates" for the next two calendar years. The minimum interest rates will never be lower than 4%.


The current interest rate for 2014 and the minimum interest rates for 2015 and 2016 guaranteed for each class are stated in the proposal documents submitted to sponsors of prospective RIA employer plans. The establishment of new classes will not decrease the rates that apply to employer plans already assigned to a previous class. The effective current rate for 2015 and the minimum rates effective for calendar year 2016 and 2017 will be declared in December 2014.


CLASSES OF EMPLOYER PLANS

We assigned an employer plan to a "class" of employer plans upon its participation in the Master Retirement Trust in order to help us determine the current and minimum guaranteed rates of interest that apply for the employer plan participating in the guaranteed interest option under the RIA annuity contract. The initial class of employer plans to which an employer plan was assigned depended on the date the plan was adopted.

REVISED INTEREST RATES

All of the following conditions must exist for us to declare a revised rate:

..   on the date of the allocation, the "current" guaranteed interest rate with respect to the employer plan's guaranteed interest option that would otherwise apply, exceeds the benchmark treasury rate by at least 0.75%; and

..   prior allocations to the guaranteed interest option for the employer plan during that calendar year equal or exceed 110% of the average annual allocations to the guaranteed interest option for the employer plan during the three immediately preceding calendar years.

                           RIA FEATURES AND BENEFITS

2. How we value your account value

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FOR THE FUNDS. When you invest in a Fund, your contribution or transfer purchases "units" of that Fund. The unit value on any day reflects the value of the Fund's investments for the day and the charges and expenses we deduct from the Fund. We calculate the number of units you purchase by dividing the amount you invest by the unit value of the Fund as of the close of business on the day we receive your contribution or transfer instruction.

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GENERALLY, OUR "BUSINESS DAY" IS ANY DAY ON WHICH THE NEW YORK STOCK EXCHANGE
IS OPEN FOR TRADING. A BUSINESS DAY DOES NOT INCLUDE ANY DAY WE CHOOSE NOT TO OPEN DUE TO EMERGENCY CONDITIONS. WE MAY ALSO CLOSE EARLY DUE TO EMERGENCY CONDITIONS.
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On any given day, your account value in any Fund equals the number of the Fund's units credited to your account, adjusted for any Fund's units cancelled from your account, multiplied by that day's value for one Fund unit. In order to take deductions from any Fund, we cancel units having a value equal to the amount we need to deduct. Otherwise, the number of your Fund units of any Fund does not change unless you make additional contributions, make a withdrawal, make a transfer, or request some other transaction that involves moving assets into or out of that Fund.

FOR THE GUARANTEED INTEREST OPTION. The value of any investment in the guaranteed interest option is, at any time, the total contributions allocated to the guaranteed interest option, plus the interest earned, less
(i) withdrawals to make employer plan benefit payments, (ii) withdrawals to make other employer plan withdrawals (including loans) and (iii) charges and fees provided for under the contracts.

HOW WE DETERMINE THE UNIT VALUE

When contributions are invested in the Funds, the number of units outstanding attributable to each Fund is correspondingly increased; and when amounts are withdrawn from one of these Funds, the number of units outstanding attributable to that Fund is correspondingly decreased.

For the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds, the unit values reflect investment performance and investment management and financial accounting fees. We determine the respective unit values for these Funds by multiplying the unit value for the preceding business day by the net investment factor for that subsequent day. We determine the net investment factor as follows:

..   First, we take the value of the Fund's assets at the close of business on the preceding business day.

..   Next, we add the investment income and capital gains, realized and unrealized, that are credited to the assets of the Fund during the business day for which the net investment factor is being determined.

..   Then, we subtract the capital losses, realized and unrealized, and investment management and financial accounting fees charged to the Fund during that business day.

..   Finally, we divide this amount by the value of the Fund's assets at the close of the preceding business day.

Prior to June 1, 1994, for the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds, the investment management and financial accounting fees were deducted monthly from employer plan balances in these Funds.

For a Fund of Separate Account No. 66, the unit value for any business day together with any preceding non-business days ("valuation period") is equal to the unit value for the preceding valuation period multiplied by the net investment factor for that Fund for that valuation period. The net investment factor for a valuation period is:

    a       - c
(   --  )
    b

where:

(a)is the value of the Fund's shares of the corresponding portfolio at the end of the valuation period before giving effect to any amounts allocated to or withdrawn from the Fund for the valuation period. For this purpose, we use the share value reported to us by the applicable Trust. This share value is after deduction for investment advisory fees and other expenses of each Trust.

(b)is the value of the Fund's shares of the corresponding portfolio at the end of the preceding valuation period (after any amounts are allocated or withdrawn for that valuation period).

(c)is the daily factor for the separate account administrative charge multiplied by the number of calendar days in the valuation period.

HOW WE VALUE THE ASSETS OF THE FUNDS

Assets of the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds are valued as follows:

..   Common stocks listed on national securities exchanges are valued at the last sale price. If on a particular day there is no sale, the stocks are valued at the latest available bid price reported on a composite tape. Other unlisted securities reported on the NASDAQ Stock Exchange are valued at inside (highest) quoted bid prices.

..   Foreign securities not traded directly, or in ADR form, in the United
    States, are valued at the last sale price in the local currency on an exchange in the country of origin. Foreign currency is converted into dollars at current exchange rates.

..   United States Treasury securities and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities are valued at representative quoted prices.

..   Long-term publicly traded corporate bonds (i.e., maturing in more than one year) are valued at prices obtained from a bond

                        HOW WE VALUE YOUR ACCOUNT VALUE
   pricing service of a major dealer in bonds when such prices are available; however, in circumstances where it is deemed appropriate to do so, an over-the-counter or exchange quotation may be used.

..   Convertible preferred stocks listed on national securities exchanges are valued at their last sale price or, if there is no sale, at the latest available bid price.

..   Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more major dealers in such securities; where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stock.

..   Short-term debt securities that mature in more than 60 days are valued at representative quoted prices. Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value.

..   Option contracts listed on organized exchanges are valued at last sale prices or closing asked prices, in the case of calls, and at quoted bid prices, in the case of puts. The market value of a put or call will usually reflect, among other factors, the market price of the underlying security. When a Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund's financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the last offering price. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase or sales transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received, or reduced by the price paid for the option.

FAIR VALUATION

For the Pooled Separate Accounts, securities and other assets for which market quotations are not readily available (or for which market quotations may not be reliable) are valued at their fair value under the direction of our investment officers in accordance with accepted accounting practices and applicable laws and regulations. Market quotations may not be readily available or reliable if, for example, trading has been halted in the particular security; the security does not trade for an extended period of time; or a trading limit has been imposed.

For the Funds offered under Separate Account No. 66, securities and other assets for which market quotations are not readily available (or for which market quotations may not be reliable) are valued at their fair value under policies and procedures established by the Trusts. For more information, please see the prospectuses for the applicable Trust.

The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method deemed to reflect fair value. Such a policy is intended to assure that the net asset value of a separate account or fund fairly reflects security values as of the time of pricing.

                        HOW WE VALUE YOUR ACCOUNT VALUE

3. Transfers


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TRANSFERS AMONG INVESTMENT OPTIONS

You may transfer accumulated amounts among the investment options at any time and in any amount, subject to the transfer limitations described below. In addition to our rules, transfers among the investment options may be subject to employer plan provisions which may limit or disallow such movements. We do not impose a charge for transfers among the investment options.

The following section describes transfer limitations that apply, under certain situations, to amounts transferred out of the guaranteed interest option during the calendar quarter in which the request is made and the three preceding calendar quarters ("transfer period").


PARTICIPANT-DIRECTED PLANS. Under these plans, the contract owner has instructed us to accept the plan trustee's allocations that are in accordance with the plan participants' directions. If the employer elects to fund the employer plan with the guaranteed interest option and the EQ/Money Market, EQ/Intermediate Government Bond, EQ/Quality Bond PLUS or Charter/SM/ Multi-Sector Bond Funds, during any transfer period, the following limitations apply:


For plans electing the optional participant recordkeeping services ("PRS"), the maximum amount that may be transferred by the trustee on behalf of a participant from the guaranteed interest option is equal to the greater of:
(i) 25% of the amount the participant had in the guaranteed interest option as of the last calendar day of the prior calendar year, or (ii) the total of all amounts transferred out of the guaranteed interest option during the prior calendar year on the participant's behalf. Generally, this means that new participants will not be able to direct the trustee to transfer amounts out of the guaranteed interest option during the first calendar year of their participation under the contract.

If assets have been transferred from another funding vehicle by the employer, then the participant, for the transfer period in which the transfer occurred, may direct the trustee to transfer to the Funds up to 25% of such transferred amount that the participant initially allocated to the guaranteed interest option.

For plans not electing the PRS, the maximum amount that may be transferred from the guaranteed interest option is equal to the greater of: (i) 25% of the amount the employer plan had in the guaranteed interest option as of the last calendar day of the prior calendar year, or (ii) the total of all amounts the employer plan transferred out of the guaranteed interest option during the prior calendar year. The employer plan is responsible for monitoring this transfer limitation. PRS is discussed in "Optional participant recordkeeping services" later in this prospectus.

If assets have been transferred from another funding vehicle by the employer, then the trustee on behalf of the participant, for the transfer period in which the transfer occurred, may transfer to the Funds up to 25% of such transferred amount that was initially allocated to the guaranteed interest option.

From time to time, we may remove certain restrictions that apply to transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions.

TRUSTEE-DIRECTED PLANS. Transfers of accumulated amounts among the investment options will be permitted as determined by us in our sole discretion only and subject to our rules then in effect.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Fund or the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the Funds or the underlying portfolios in which the Funds invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a Fund or portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Fund or portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so investment performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Fund or portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Fund or portfolio investments may impede efficient Fund or portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the Fund or portfolio manager to effect more frequent purchases and sales of Fund or portfolio securities. Similarly, a Fund or portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Funds or portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than Funds or portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting Fund or portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these

                                   TRANSFERS
procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the Fund or underlying portfolios;
(2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all participants.


We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same Fund within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.


When a participant is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the participant explaining that AXA Equitable has a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the participant is identified a second time as engaged in potential disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

For the Pooled Separate Accounts, the portfolio managers review aggregate cash flows on a daily basis. If the portfolio managers consider transfer activity with respect to an account to be disruptive, AXA Equitable reviews participant's trading activity to identify any potentially disruptive transfer activity. AXA Equitable follows the same policies and procedures identified in the previous paragraph. We may change those policies and procedures, and any new or revised policies or procedures will apply to all participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that the trusts may impose a redemption fee designed to discourage frequent or disruptive trading by participants. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by the trusts, that fee, like any other trust fee, will be borne by the participant.

Participants should note that it is not always possible for us and the trusts to identify and prevent disruptive transfer activity. Our ability to monitor potentially disruptive transfer activity is limited in particular with respect to certain group contracts. Group annuity contracts may be owned by retirement plans that provide transfer instructions on an omnibus (aggregate) basis, which may mask the disruptive transfer activity of individual plan participants, and/or interfere with our ability to restrict communication services. In addition, because we do not monitor for all frequent trading in the trust portfolios at the separate account level, participants may engage in frequent trading which may not be detected, for example due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the affiliated trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some participants may be treated differently than others, resulting in the risk that some participants may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

                                   TRANSFERS

4. Access to your account value


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PARTICIPANT LOANS

Contract withdrawals to make participant loans are available under RIA, if the employer plan permits them. Participants must apply for a plan loan through the employer plan. The plan administrator is responsible for administering the loan program. Loans are subject to restrictions under federal tax rules and ERISA. See "Tax information" later in this prospectus.

Below we briefly summarize some of the important terms of the loan provisions under RIA. A more detailed discussion is provided in the SAI under "Loan provisions."

Generally, all loan amounts must be taken from the guaranteed interest option. The participant must pay the interest as required by federal income tax rules. All repayments are made back into the guaranteed interest option. If the participant fails to repay the loan when due, the amount of the unpaid balance may be subject to a contingent withdrawal charge, taxes, and additional penalty taxes. Interest paid on a retirement plan loan is not deductible.

The minimum amount of a loan for a participant is $1,000, and the maximum amount is 90% of the balances attributable to the plan participant in all the investment options. We also charge a loan fee in an amount equal to 1% of the loan principal amount on the date a loan is made. In addition, while the maximum amount of a loan under the Contract is 90% of the balances attributable to the plan participant, the amount of the loan to a participant under the plan is limited by federal tax rules. Those rules will limit the amount of a loan the participant may withdraw under the Contract.

CHOOSING BENEFIT PAYMENT OPTIONS

RIA offers a variety of benefit payment options, subject to the provisions of an employer's plan. Plan participants should consult their employer for details. An employer's plan may allow a choice of one or more of the following forms of distribution:

..   purchase of one of our annuities;

..   lump sum distribution;

..   use of part of the proceeds to purchase one of our annuities with the balance to be paid as a lump sum; or

..   permitted cash withdrawals.

Subject to the provisions of your plan, RIA makes available the following forms of fixed annuities:

..   life annuity;

..   life annuity - period certain;

..   life annuity - refund certain;

..   period certain annuity; and

..   qualified joint and survivor life annuity.

All of the forms outlined above (with the exception of the qualified joint and survivor life annuity) are available as either single or joint life annuities. We also offer other annuity forms not outlined here. The distribution will be in the form of a life annuity or another form offered by us at the time. We reserve the right to remove or change these annuity payout options, other than the life annuity, or to add another payout option at any time.

The various fixed annuities we offer under RIA are described in greater detail in the SAI under "Annuity benefits." As a general matter, the minimum amount that can be used to purchase any type of annuity, net of all applicable charges and fees, is $3,500. An annuity administrative fee of $175 will be deducted from the amount used to purchase an annuity.

We require that the amount of any benefit distribution from an employer plan that uses RIA as a partial investment funding vehicle be in proportion to the amount of plan assets held in RIA, unless we and the plan trustees specifically agree in writing to some other method.

Requests for cash distributions must be made to us on an aggregate basis opposed to a participant-by-participant basis, except for employer plans using the PRS discussed in "Optional participant recordkeeping services" later in this prospectus. Cash withdrawals by a plan participant prior to retirement may give rise to contingent withdrawal charges, and tax penalties or other adverse tax consequences. See "Tax information" later in this prospectus.

We make distribution checks payable to the trustees of the plan. The plan trustees are responsible for distribution of Funds to the participant or other payee and for any applicable federal and state income tax withholding and reporting. See "Tax information" later in this prospectus.

RIA does not have separate disability or death benefit provisions. All disability and death benefits are provided in accordance with the employer plan.

                         ACCESS TO YOUR ACCOUNT VALUE

5. RIA

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This section explains RIA in further detail. It is intended for employers who use RIA, but contains information of interest to plan participants as well. Plan participants should, of course, understand the provisions of their plan that describes their rights in more specific terms.

RIA is an investment program designed for employer plans that qualify for tax-favored treatment under Section 401(a) of the Code. Eligible employer plans include defined benefit plans, defined contribution plans or profit-sharing plans, including 401(k) plans. These employer plans generally must also meet the requirements of ERISA.


RIA consists of two group annuity contracts ("contracts") issued by AXA Equitable, a Master Retirement Trust agreement, a participation or installation agreement, and an optional participant recordkeeping services ("PRS") agreement. RIA had $55,697,887 in assets as of December 31, 2013.


Our service consultants are available to answer your questions about RIA. Please contact us by using the telephone number or addresses listed under "How to reach us - INFORMATION ON JOINING RIA" earlier in this prospectus.

SUMMARY OF PLAN CHOICES OF RIA

RIA is used:

..   as the exclusive funding vehicle for the assets of an employer plan. Under this option, the annual amount of plan contributions must be at least $10,000. We call this type of plan an "exclusive funding employer plan"; or

..   as a partial investment funding vehicle for an employer plan. Under this option, the aggregate amount of contributions in the initial participation year must be at least $50,000, and the annual aggregate amount of contributions thereafter must be at least $25,000. We call this type of plan a "partial funding employer plan." We do not offer the guaranteed interest option with a partial funding employer plan. A partial funding agreement with us was required to use this partial funding employer plan.

An exclusive funding employer plan may not change its participation basis to that of a partial funding employer plan, or vice versa, unless the underwriting and other requirements referred to above are satisfied and approved by us. We reserve the right to impose higher annual minimums for certain plans. We will give you advance notice of any such changes.

You have the choice of using RIA with two types of plans. You may use RIA for:

..   participant-directed employer plans, which permit participants to allocate contributions and transfer account accumulations among the investment options; or

..   trustee-directed employer plans, which permit these types of investment decisions to be made only by the employer, a trustee or any named fiduciary or an authorized delegate of the plan.

At our sole discretion, a trustee-directed plan may change its participation basis to a participant-directed plan.

MAKING THE RIGHT CHOICES FOR YOUR PLAN DEPENDS ON YOUR OWN SET OF
CIRCUMSTANCES. WE RECOMMEND THAT YOU REVIEW ALL CONTRACTS AND TRUST, PARTICIPATION AND RELATED AGREEMENTS WITH YOUR LEGAL AND TAX COUNSEL.

HOW TO MAKE CONTRIBUTIONS

REGULAR CONTRIBUTIONS. Contributions may be made by check or by wire transfer. All contributions under an employer plan should be sent to the address under "For contributions checks only" in "How to reach us" earlier in this prospectus. All contributions made by check must be drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. Third-party checks are not acceptable, except for roll-over contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

Contributions are normally credited on the business day that we receive them. Contributions are only accepted from the employer or plan trustee.

There is no minimum amount for each contribution where employer plan contributions are made on a basis more frequent than annually. The total amount of contributions under an employer plan is limited by law. See "Tax information" later in this prospectus.

To make a rollover or transfer to an existing RIA Plan, funds must be in cash. Therefore, any assets accumulated under another existing plan will have to be liquidated for cash.

SELECTING INVESTMENT OPTIONS

You can select from the investment options available under the contracts. The maximum number of active options you may select at any time is 25. Plan participant choices will be limited to the investment options selected. If the Plan is intended to comply with the requirements of ERISA Section 404(c), the employer or the plan trustee is responsible for making sure that the investment options chosen constitute a broad range of investment choices as required by the Department of Labor ("DOL") Section 404(c) regulations.

Generally, for participant-directed plans, if you intend for your plan to comply with ERISA Section 404(c), you should, among other things:


..   select the EQ/Money Market Fund if you select any of the EQ/Intermediate
    Government Bond, EQ/Quality Bond PLUS, or Charter/SM/ Multi-Sector Bond Funds; or

..   select the guaranteed interest option if you do not select any of the
    EQ/Money Market, EQ/Intermediate Government Bond, EQ/Quality Bond PLUS, Charter/SM/ Multi-Sector Bond or EQ/AllianceBernstein Small Cap Growth Funds.

                                      RIA

If you select any of the EQ/Money Market, EQ/Intermediate Government Bond, EQ/Quality Bond PLUS or Charter/SM/ Multi-Sector Bond Funds and the guaranteed interest option, certain restrictions will apply to transfers out of the guaranteed interest option.


ALLOCATING PROGRAM CONTRIBUTIONS

We allocate contributions to the investment options in accordance with the allocation instructions provided to us by the plan trustee or the individual who the plan trustee has previously authorized in writing. Allocations may be made by dollar amounts or in any whole number percentages that total 100%.

Allocation changes may be made without charge, but may be subject to employer plan provisions that may limit or disallow such movements.

                                      RIA

6. Distributions

--------------------------------------------------------------------------------

Keep in mind two sets of rules when considering distributions or withdrawals from RIA. The first are rules and procedures that apply to the investment options, exclusive of the provisions of your plan. We discuss those in this section. The second are rules specific to your plan, which are not described here.

Moreover, distribution and benefit payment options under a tax qualified retirement plan are subject to complicated legal requirements. A general explanation of the federal income tax treatment of distributions and benefit payment options is provided in "Tax information" later in this prospectus and the SAI. The participant should discuss his or her options with a qualified financial adviser. Our service consultants also can be of assistance. Certain plan distributions may be subject to a contingent withdrawal charge, federal income tax, and penalty taxes. See "Charges and expenses" and "Tax information" later in this prospectus.

AMOUNTS IN THE FUNDS. These are generally available for distribution at any time, subject to the provisions of your plan. Distributions from the AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are permitted at any time. Distributions from remaining Funds are permitted at any time except if there is any delay in redemptions from the corresponding portfolio of each Trust, as applicable. See "When we pay proceeds" later in this prospectus.

AMOUNTS IN THE GUARANTEED INTEREST OPTION. These are generally available for distribution at any time, subject to the provisions of your plan. A deferred payout provision, however, applies to trustee-directed employer plans which are terminating their RIA contract. Under that provision, we can defer payment of the employer plan balance held in the guaranteed interest option, less the contingent withdrawal charge, by paying out the balance in six installments over five years. During the deferred payout period, we credit the balances upon which we defer payment with the current interest rate declared for each year. We also continue to deduct the ongoing operations fee monthly from the balance during the deferred payout period.

When we impose the deferred payout provision, any trustee-directed employer plan benefits becoming due during the deferred payout period will not be paid from the employer plan balance in the guaranteed interest option. If, however, sufficient funds are available, the benefits would be paid from the new funding vehicle for the trustee-directed employer plan.

Participant-directed employer plans are not subject to the deferred payout provision.
ILLUSTRATION OF DEFERRED PAYOUT PROVISION

-------------------------------------------------------------------------------------------------------------------------
      TRANSACTION DATE                 END OF YEAR 1                 END OF YEAR 2                 END OF YEAR 3
-------------------------------------------------------------------------------------------------------------------------
  guaranteed interest option   Balance 1                     Balance 2                     Balance 3
  Plan Assets                  +  Interest                   +  Interest                   +  Interest
- Withdrawal Charge            - Operations Fee              - Operations Fee              - Operations Fee
-----------------              --------------                --------------                --------------
Distribution Amount 1          Distribution Amount 2         Distribution Amount 3         Distribution Amount 4
Dist. Amt. 1                   Dist. Amt. 2                  Dist. Amt. 3                  Dist. Amt. 4
---------------  = 1st Payment --------------  = 2nd Payment --------------  = 3rd Payment --------------  = 4th Payment
      6                              5                             4                             3
Dist. Amount 1                 Dist. Amount 2                Dist. Amount 3                Dist. Amount 4
- 1st Payment                  -  2nd Payment                -  3rd Payment                -  4th Payment
---------------                --------------                --------------                --------------
     Balance 1   (right arrow)        Balance  (right arrow)        Balance  (right arrow)        Balance  (right arrow)

-------------------------------------------------
        END OF YEAR 4           END OF YEAR 5
-------------------------------------------------
Balance 4                     Balance 5
+  Interest                   +  Interest
- Operations Fee              - Operations Fee
--------------                --------------
Distribution Amount 5         Final Distribution
Dist. Amt. 5
--------------  = 5th Payment
      2
Dist. Amount 5
-  5th Payment
--------------
       Balance  (right arrow)

--------------------------------------------------------------------------------

                                 DISTRIBUTIONS

7. Optional participant recordkeeping services

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SERVICES PROVIDED. If you elected the participant recordkeeping services program ("PRS"), we:

..   establish an individual participant account for each participant covered by your plan based on data you provide;

..   receive and deposit contributions on behalf of participants to individual participant accounts;

..   maintain records reflecting, for each participant, contributions, transfers, loan transactions, withdrawals and investment experience and interest accrued, as applicable, on an individual participant's proportionate values in the plan;

..   provide to you individual participant's reports reflecting the activity in the individual participant's proportionate interest in the plan; and

..   process transfers and distributions of the participant's portion of his or her share of the employer plan assets among the investment options as you instruct.

You are responsible for providing AXA Equitable with required information and for complying with our procedures relating to the PRS program. We will not be liable for errors in recordkeeping if the information you provide is not provided on a timely basis or is incorrect. The plan administrator retains full responsibility for the income tax withholding and reporting requirements including required notices to the plan participants, as set forth in the federal income tax rules and applicable Treasury Regulations.

INVESTMENT OPTIONS. You must include the guaranteed interest option in the investment options if you select PRS.

FEES. We charge an annual fee of $25 per active participant paid in twelve equal monthly installments of $2.08. We deduct the fee from the amounts attributable to each individual participant at the end of each month by means of a reduction of units or a cash withdrawal from the guaranteed interest option. We retain the right to change the fee upon 30 days' notice to the employer. See "Charges and expenses" later in this prospectus.

ENROLLMENT. Enrollment of your plan in PRS is no longer available.

                  OPTIONAL PARTICIPANT RECORDKEEPING SERVICES

8. Charges and expenses

--------------------------------------------------------------------------------

You will incur two general types of charges under RIA:

(1)Charges reflected as reductions in the unit values of the Funds which are recorded as expenses of the Fund. These charges apply to all amounts invested in RIA, including installment payout option payments.

(2)Charges stated as a defined percentage or fixed dollar amount and deducted by reducing the number of units in the appropriate Funds and the dollars in the guaranteed interest option.

We make no deduction from your contributions for sales expenses.

CONTINGENT WITHDRAWAL CHARGE
(REDUCES THE NUMBER OF UNITS)

We may impose a contingent withdrawal charge ("CWC") against withdrawals made from any of the Funds or the guaranteed interest option at any time up to and including the ninth anniversary of the date on which the employer plan began its participation in RIA. The CWC is designed to recover the unamortized sales and promotion expenses and initial enrollment expenses incurred by us.

We will not apply a CWC against amounts withdrawn for the purpose of making benefit distribution payments unless such withdrawals are made (i) on or after the date of discontinuance of an employer plan's participation in RIA or
(ii) as a result of a full or partial termination, within the meaning of applicable Internal Revenue Service ("IRS") or court interpretations.

We will apply a CWC against amounts withdrawn for purposes of making benefit payments to participants who terminated employment either voluntarily or involuntarily, but only when such terminations are attributable to (i) the employer's merger with another company, (ii) the sale of the employer or
(iii) the bankruptcy of the employer which leads to the full or partial termination of the plan or the discontinuance of the employer plan's participation in RIA.

We do not apply a CWC on transfers between the investment options. However, we do apply a CWC to withdrawals from RIA for the purpose of transferring to another funding vehicle under the employer plan, unless an officer of AXA Equitable agrees, in writing, to waive this charge. We do not consider withdrawals from RIA for the purpose of paying plan expenses or the premium on a life insurance policy, including one held under the employer plan, to be in-service withdrawals or any other type of benefit distribution. These withdrawals are subject to the CWC.

The amount of any CWC is determined in accordance with the rate schedule set forth below. We include outstanding loan balances in the plan's assets for purposes of assessing the CWC.

---------------------------------------------------------------------------------
             WITHDRAWAL IN
          PARTICIPATION YEARS                 CONTINGENT WITHDRAWAL CHARGE
---------------------------------------------------------------------------------
                1 or 2                           6% of Amount Withdrawn
---------------------------------------------------------------------------------
                3 or 4                                     5%
---------------------------------------------------------------------------------
                5 or 6                                     4%
---------------------------------------------------------------------------------
                7 or 8                                     3%
---------------------------------------------------------------------------------
                   9                                       2%
---------------------------------------------------------------------------------
             10 and later                                  0%
---------------------------------------------------------------------------------

Benefit distribution payments are those payments that become payable with respect to participants under the terms of the employer plan as follows:

1. as the result of the retirement, death or disability of a participant;

2. as the result of a participant's separation from service as defined under
   Section 402(d)(4)(A) of the Code;

3. in connection with a loan transaction, if the loan is repaid in accordance with its terms;

4. as a minimum distribution pursuant to Section 401(a)(9) of the Code;

5. as a hardship withdrawal pursuant to Section 401(k) of the Code;

6. pursuant to a qualified domestic relations order ("QDRO") under
   Section 414(p) of the Code, but only if the QDRO specifically requires that the plan administrator withdraw amounts for payment to an alternate payee;

7. as a result of an in-service withdrawal attributable to the after-tax contributions of a participant; or

8. as a result of an in-service withdrawal from a profit-sharing plan after meeting a minimum number of years of service and/or participation in the plan, and the attainment of a minimum age specified in the plan.

Prior to any withdrawal from RIA for benefit distribution purposes, AXA Equitable reserves the right to receive from the employer and/or trustees of the plan, evidence satisfactory to it that such benefit distribution conforms to at least one of the types mentioned above.

ANNUITY ADMINISTRATIVE CHARGE

If a participant elects an annuity payout option, we deduct a $175 charge from the amount used to purchase the annuity. This charge reimburses us for administrative expenses associated with processing the application for the annuity and issuing each month's annuity payment.

LOAN FEE

We charge a loan fee in an amount equal to 1% of the amount withdrawn as loan principal on the date the plan loan is made.

                             CHARGES AND EXPENSES

ONGOING OPERATIONS FEE
(REDUCES THE NUMBER OF UNITS)

The ongoing operations fee is based on the combined net balances (including any outstanding loan balance) of an employer plan in the investment options at the close of business on the last business day of each month. The amount of the ongoing operations fee is determined under the rate schedule that applies to the employer plan. Unless you make other arrangements, we deduct the charge from employer plan balances at the close of business on the last business day of the following month.

Set forth below is the rate schedule for employer plans which adopted RIA after February 9, 1986. Information concerning the rate schedule for employer plans that adopted RIA on or before February 9, 1986 is included in the SAI under "Additional information about RIA."

---------------------------------------------------------------------------------
           COMBINED BALANCE
         OF INVESTMENT OPTIONS                        MONTHLY RATE
---------------------------------------------------------------------------------
            First $ 150,000                           1/12 of 1.25%
---------------------------------------------------------------------------------
            Next $ 350,000                            1/12 of 1.00%
---------------------------------------------------------------------------------
            Next $ 500,000                            1/12 of 0.75%
---------------------------------------------------------------------------------
            Next $1,500,000                           1/12 of 0.50%
---------------------------------------------------------------------------------
            Over $2,500,000                           1/12 of 0.25%
---------------------------------------------------------------------------------

The ongoing operations fee is designed to cover such expenses as contract underwriting and issuance for employer plans, employer plan-level recordkeeping, processing transactions and benefit distributions, administratively maintaining the investment options, commissions, promotion of RIA, administrative costs (including certain enrollment and other servicing costs), systems development, legal and technical support, product and financial planning and part of our general overhead expenses. Administrative costs and overhead expenses include such items as salaries, rent, postage, telephone, travel, office equipment and stationery, and legal, actuarial and accounting fees.

ADMINISTRATIVE CHARGE FOR CERTAIN OF THE FUNDS OF SEPARATE ACCOUNT NO. 66 (REFLECTED IN THE UNIT VALUES)

We make a daily charge at an annual rate of 0.05% of the assets invested in certain of the Funds of Separate Account No. 66 as indicated under the "Fee Table" earlier in this prospectus. The charge is designed to reimburse us for our costs in providing administrative services in connection with the contracts.

INVESTMENT MANAGEMENT AND ACCOUNTING FEES
(REFLECTED IN THE UNIT VALUES)


The computation of unit values for the AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds reflects fees we charge for investment management and accounting. The investment management and accounting fee covers AllianceBernstein's investment management and our financial accounting services provided to these Funds, as well as portion of our related administrative costs. The portion of the fee attributable to investment management services is retained by AllianceBernstein. We receive fees for financial accounting and administrative services we provide for these Funds. The fees shown in the Fee Table represent the fees incurred by the Funds during the fiscal year ended December 31, 2013. The fees may be higher or lower based on the expenses incurred by the Funds during the fiscal year ended December 31, 2014.


DIRECT OPERATING AND OTHER EXPENSES
(REFLECTED IN THE UNIT VALUES)


In addition to the investment management and accounting fees mentioned above, the Funds are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain expenses related to the ongoing operations of the Funds. The fees shown in the Fee Table represent the fees incurred by the Funds during the fiscal year ended December 31, 2013. The fees may be higher or lower based on the expenses incurred by the Funds during the fiscal year ended December 31, 2014.


PARTICIPANT RECORDKEEPING SERVICES CHARGE

The PRS is an optional service. If you elected this service, we charge a per participant annual fee of $25. We deduct this fee on a monthly basis at the rate of $2.08 per participant. We determine the amount of the fee for an employer plan at the close of business on the last business day of each month based on the number of participants enrolled with us at that time. Unless you make other arrangements, we deduct this fee from the balances attributable to each participant in the investment options at the close of business on the last business day of the following month. The PRS fee covers expenses incurred for establishing and maintaining individual records, issuing statements and reports for individual employees and employer plans, and processing individual transactions and benefit distributions. We are not responsible for reconciling participants' individual account balances with the entire amount of the employer plan where we do not maintain individual account balances.

OTHER BILLING ARRANGEMENTS

The ongoing operations and participant recordkeeping services fees can be paid by a direct billing arrangement we have with the employer subject to a written agreement between AXA Equitable and the employer.

ANNUAL PORTFOLIO OPERATING EXPENSES
(INDIRECT EXPENSES BORNE BY THE FUNDS)

The Funds that invest in portfolios of the Trusts are indirectly subject to investment advisory and other expenses charged against assets of their corresponding portfolios. These expenses are described in the prospectuses for the Trusts.

PORTFOLIO OPERATING EXPENSES
(DEDUCTED BY THE TRUSTS)

The Trusts deduct the following types of fees and expenses:

..   Investment management fees.

..   12b-1 fees (see "More information" later in this prospectus).

..   Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

..   Investment-related expenses, such as brokerage commissions.

These expenses are reflected in the daily share price of each Portfolio. For more information about the calculation of these expenses, including applicable expense limitations, please refer to the prospectus of the Trust.

                             CHARGES AND EXPENSES

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed by us varies by state and ranges from 0% to 1%.

GENERAL INFORMATION ON FEES AND CHARGES

We reserve the right (1) to change from time to time the charges and fees described in this prospectus upon prior notice to the employer and (2) to establish separate fee schedules for requested non-routine administrative services and for newly scheduled services not presently contemplated under the contracts.

                             CHARGES AND EXPENSES

9. Tax information

--------------------------------------------------------------------------------

In this section, we briefly outline current federal income tax rules relating to the adoption of the program, contributions to the program and distributions to participants under qualified retirement plans.

Federal income tax rules include the United States laws in the Internal Revenue Code, Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code.

Employer retirement plans that may qualify for tax-favored treatment are governed by the provisions of the Code and ERISA. The Code is administered by the IRS. ERISA is administered primarily by the DOL.

Provisions of the Code and ERISA include requirements for various features including:

..   participation, vesting and funding;

..   nondiscrimination;

..   limits on contributions and benefits;

..   distributions;

..   penalties;

..   duties of fiduciaries;

..   prohibited transactions; and

..   withholding, reporting and disclosure.

IT IS THE RESPONSIBILITY OF THE EMPLOYER, PLAN TRUSTEE AND PLAN ADMINISTRATOR TO SATISFY THE REQUIREMENTS OF THE CODE AND ERISA.

This prospectus does not provide detailed tax or ERISA information. The following discussion briefly outlines the Code provisions relating to contributions to and distributions from certain tax-qualified retirement plans, although some information on other provisions is also provided. Various tax disadvantages, including penalties, may result from actions that conflict with requirements of the Code or ERISA, and regulations or other interpretations thereof. In addition, federal tax laws and ERISA are continually under review by the Congress, and any changes in those laws, or in the regulations pertaining to those laws, may affect the tax treatment of amounts contributed to tax-qualified retirement plans or the legality of fiduciary actions under ERISA. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect annuity contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of an annuity contract. We cannot predict, what, if any, legislation will actually be proposed or enacted that may affect annuity contracts.

Certain tax advantages of tax-qualified retirement plans may not be available under certain state and local tax laws. This outline does not discuss the effect of any state or local tax laws. It also does not discuss the effect of federal estate and gift tax laws (or state and local estate, or federal income tax and withholding rules for non-U.S. tax-payers, inheritance and other similar tax laws). Rights or values under plans or contracts or payments under the contracts, for example, amounts due to beneficiaries, may be subject to gift or estate taxes. You should not rely only on this document, but should consult your tax adviser before your purchase. This outline assumes that the participant does not participate in any other qualified retirement plan. Finally, it should be noted that many tax consequences depend on the particular jurisdiction or circumstances of a participant or beneficiary.

We cannot provide detailed information on all tax aspects of the plans or contracts. Moreover, the tax aspects that apply to a particular person's plan or contract may vary depending on the facts applicable to that person.

The provisions of the Code and ERISA are highly complex. For complete information on these provisions, as well as all other federal, state, local and other tax considerations, qualified legal and tax advisers should be consulted.


FOREIGN ACCOUNT TAX COMPLIANCE ACT ("FATCA")

Even though this section in the Prospectus discusses consequences to United States individuals, you should be aware that the Foreign Account Tax Compliance Act ("FATCA") which applies beginning in 2014 to certain U.S.-source payments may require AXA Equitable and its affiliates to obtain specified documentation of an entity's status before payment is made in order to avoid punitive 30% FATCA withholding. The FATCA rules are directed at foreign entities, but presume that various U.S. entities are "foreign" unless the U.S. entity has documented its U.S. status by providing Form W-9. For this reason, AXA Equitable and its affiliates intend to require appropriate status documentation at purchase, change of ownership, and affected payment transactions including death benefit payments, beginning in 2014. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of recipient.

SPOUSAL STATUS

In June 2013, the U.S. Supreme Court ruled that the portion of the federal Defense of Marriage Act that precluded same-sex marriages from being recognized for purposes of federal law was unconstitutional. The IRS adopted a rule recognizing the marriage of same-sex individuals validly entered into in a jurisdiction that authorizes same-sex marriages, even if the individuals are domiciled in a jurisdiction that does not recognize the marriage. The IRS also ruled that the term "spouse" does not include an individual who has entered into a registered domestic partnership, civil union, or other similar relationship that is not denominated as a "marriage" under the laws of that jurisdiction. Absent further guidance, we intend to administer the Certificate consistent with these rulings. Therefore, exercise of any spousal continuation right under a Certificate by an individual who does not meet the definition of "spouse" under federal law may have adverse tax consequences. If you are married to a same-sex spouse, you have all of the rights and privileges under the contract as someone married to an opposite sex spouse. Consult with a tax adviser for more information on this subject.

                                TAX INFORMATION

BUYING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT

Annuity contracts can be purchased in connection with retirement plans qualified under Code Section 401. You should be aware that the funding vehicle for a qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, one should consider the annuity's features and benefits, such as the selection of investment funds and guaranteed interest option and choices of pay-out options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you select.

IMPACT OF TAXES TO AXA EQUITABLE

Under existing federal income tax law, no taxes are payable on investment income and capital gains of the Funds that are applied to increase the reserves under the contracts. Accordingly, AXA Equitable does not anticipate that it will incur any federal income tax liability attributable to income allocated to the variable annuity contracts participating in the Funds and it does not currently impose a charge for federal income tax on this income when it computes unit values for the Funds. If changes in federal tax laws or interpretations thereof would result in AXA Equitable being taxed, then AXA Equitable may impose a charge against the Funds (on some or all contracts) to provide for payment of such taxes.

AXA Equitable is entitled to certain tax benefits related to the investment of company assets, including assets of the separate accounts. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since AXA Equitable is the owner of the assets from which tax benefits may be derived.

CERTAIN RULES APPLICABLE TO PLANS DESIGNED TO COMPLY WITH SECTION 404(C) OF
ERISA

Section 404(c) of ERISA, and the related DOL regulation, provide that if a plan complies with that subsection and its regulations, and if a plan participant or beneficiary exercises control over the assets in his or her plan account, plan fiduciaries will not be severally liable for any loss that is the direct and necessary result of the plan participant's or beneficiary's exercise of control. The plan participant can make and is responsible for the results of his or her own investment decisions.

Plans that comply with Section 404(c) must provide, among other things, a broad range of investment choices to plan participants and beneficiaries and must provide such plan participants and beneficiaries with enough information to make informed investment decisions. Compliance by the plan sponsor with the
Section 404(c) and its regulation is completely voluntary.

The RIA Program provides employer plans with the broad range of investment choices and information needed to meet the requirements of Section 404(c) and its regulation. If it is the intention of the plan's sponsor to meet the requirement of Section 404(c), it is the plan's sponsor's responsibility to comply with the requirements of the regulation. AXA Equitable and its agents shall not be responsible if a plan fails to meet the requirements of
Section 404(c).

                                TAX INFORMATION

10. More information

--------------------------------------------------------------------------------

ABOUT CHANGES OR TERMINATIONS

AMENDMENTS. The contracts have been amended in the past and we and the trustee under the Master Trust Agreement may agree to amendments in the future. No future change can affect annuity benefits in the course of payment. If certain conditions are met, we may: (1) terminate the offer of any of the investment options and (2) offer new investment options with different terms.

We may unilaterally amend or modify the contracts or the Master Retirement Trust without the consent of the employer or plan sponsor, as the case may be, in order to keep the contracts or the Master Retirement Trust in compliance with law.

TERMINATION. We can discontinue offering RIA at any time. Discontinuance of RIA would not affect annuities in the course of payment, but we would not accept further contributions. The employer may elect to maintain investment options balances with us to provide annuity benefits in accordance with the terms of the contracts. The employer may elect to discontinue the participation of the employer plan in RIA at any time upon advance written notice to us.

We may elect, upon written notice to the employer, to discontinue the participation of the employer plan in RIA if (1) the employer fails to comply with any terms of the Master Retirement Trust, (2) the employer fails to make the required minimum contributions, (3) as may be agreed upon in writing between AXA Equitable and the employer if the plan fails to maintain minimum amounts of Funds invested in RIA, or (4) the employer fails to comply with any representations and warranties made by the employer, trustees or employer plan to AXA Equitable in connection with the employer plan's participation in RIA.

At any time on or after the participation of the employer in RIA has been discontinued, we may withdraw the entire amount of the employer plan assets held in the investment options, and pay them to the trustee of the employer plan, subject to our right to defer payout of amounts held in the guaranteed interest option, less any applicable charges and fees and outstanding loan balances.

IRS DISQUALIFICATION

If your plan is found not to qualify under the Code, we can terminate your participation under RIA. In this event, we will withdraw the employer plan balances from the investment options, less applicable charges and fees and any outstanding loan balances, and pay the amounts to the trustees of the plan.

ABOUT THE SEPARATE ACCOUNTS

Each Fund is one, or part of one, of our separate accounts. We established the separate accounts under provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our Funds for owners of our variable annuity contracts, including our group annuity contracts. The results of each separate account's operations are accounted for without regard to AXA Equitable's, or any other separate account's, operating results. We are the legal owner of all of the assets in the separate accounts and may withdraw any amounts we have in the separate accounts that exceed our reserves and other liabilities under variable annuity contracts. The amount of some of our obligations under the contracts is based on the assets in the separate accounts. However, the obligations themselves are obligations of AXA Equitable. We reserve the right to take certain actions in connection with our operations and the operations of the Funds as permitted by applicable law. If necessary, we will seek approval by participants in RIA.

We established the AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds in 1969, and AllianceBernstein Balanced Fund in 1979. We established Separate Account No. 66, which holds the other Funds offered under the contract, in 1997. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Because of exclusionary provisions, none of the Funds is subject to regulation under the Investment Company Act of 1940, as amended ("1940 Act"). The Trusts' shares are purchased by Separate Account No. 66.

ABOUT THE TRUSTS

AXA Premier VIP Trust and EQ Advisors Trust are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each portfolio. AXA Equitable Funds Management Group, LLC (AXA FMG) serves as the investment manager of the Trusts. As such, AXA FMG oversees the activities of the investment advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those advisers.


The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on Trust shares are reinvested in full. The Board of Trustees of each Trust serves for the benefit of each Trust's shareholders. The Board of Trustees may take many actions regarding the portfolios (for example, the Board of Trustees can establish additional portfolios or eliminate existing portfolios; change portfolio investment objectives; and change portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for each Trust, and other information about the Portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this prospectus, or in their respective SAIs, which are available upon request.


ABOUT THE GENERAL ACCOUNT

Our general obligations and any guaranteed benefits under the contract, including those that apply to the guaranteed interest options, are supported by AXA Equitable's general account and are subject to

                               MORE INFORMATION

AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Funds.

The general account is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

WHEN WE PAY PROCEEDS

Ordinarily we will apply proceeds to an annuity and make payments or withdrawals out of the investment options promptly after the date of the transaction. However, we can defer payments, apply proceeds to an annuity and process withdrawals from the Funds for any period during which:

(1)the New York Stock Exchange is closed or restricts trading,

(2)the SEC determines that an emergency exists as a result of which sales of securities or determination of fair value of a variable investment option's assets is not reasonably practicable, or

(3)the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We may also defer withdrawals from the plan in installments in order to protect the interests of the other contract holder in a Fund.

WHEN TRANSACTION REQUESTS ARE EFFECTIVE

Transaction requests may be made by the authorized person for the employer plan as shown on our records, in written or facsimile form acceptable to us and signed by the employer. All requests will be effective on the business day we receive a properly completed and signed written or facsimile request for a financial transaction at the RIA service office. Transaction requests received after the end of a business day will be processed the next business day.

We will honor your properly completed transaction requests received via facsimile only if we receive a properly completed transaction form. The request form must be signed by an individual who the plan trustees have previously authorized in writing. We are not responsible for determining the accuracy of a transmission and are not liable for any consequences, including but not limited to, investment losses and lost investment gains, resulting from a faulty or incomplete transmission. If your request form is not properly completed, we will contact you within 24 hours of our receipt of your facsimile.

We will use our best efforts to acknowledge receipt of a facsimile transmission, but our failure to acknowledge or a failure in your receipt of such acknowledgment will not invalidate your transaction request. If you do not receive acknowledgment of your facsimile within 24 hours, contact the RIA service office at the toll free 800 number.

VOTING RIGHTS

No voting rights apply to any of the separate accounts or to the guaranteed interest option. We do, however, have the right to vote shares of the Trusts held by the Funds.

If a Trust holds a meeting of shareholders, we will vote shares of the portfolios of the Trusts allocated to the corresponding Funds in accordance with instructions received from employers, participants or trustees, as the case may be. Shares will be voted in proportion to the voter's interest in the Funds holding the shares as of the record date for the shareholders meeting. We will vote the shares for which no instructions have been received in the same proportion as we vote shares for which we have received instructions. Employers, participants or trustees will receive: (1) periodic reports relating to each Trust and (2) proxy materials, together with a voting instruction form, in connection with shareholder meetings. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contractowners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in the separate accounts, nor would any of these proceedings be likely to have a material adverse effect upon the separate accounts, our ability to meet our obligations under RIA, or the distribution of group annuity contract interests under RIA.

FINANCIAL STATEMENTS

The financial statements of Separate Accounts 3, 4, 10, and 66, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-967-4560.

                               MORE INFORMATION

ABOUT THE TRUSTEE


As trustee, Reliance Trust Company serves as a party to the group annuity contracts. It has no responsibility for the administration of RIA or for any distributions or duties under the group annuity contracts.


REPORTS WE PROVIDE AND AVAILABLE INFORMATION

We send the employer a report each quarter that shows transactions in the investment options during the quarter for the employer plan, the number of units in the Funds credited to the employer plan, the unit values and the balances in all of the investment options as of the end of the quarter. The employer automatically receives a confirmation notice following the processing of a financial investment option transaction.

The employer will also receive an annual report and a semiannual report containing financial statements of the Funds and a list of the Funds' or Trust's portfolio securities.


The registration statement, including this prospectus and the SAI, can be obtained from the SEC's website at www.sec.gov.


ACCEPTANCE AND RESPONSIBILITIES

The employer or plan sponsor, as the case may be, was solely responsible for determining whether RIA is a suitable funding vehicle and entered into a participation or installation agreement with us.

Our duties and responsibilities are limited to those described in this prospectus. Except as explicitly set forth in the PRS program, we do not provide administrative services in connection with an employer plan. In addition, no financial professional or firm operated by a financial professional is authorized to solicit or agree to perform plan administrative services in his capacity as a financial professional. If an employer or trustee engages a financial professional to provide administrative support services to an employer plan, the employer or trustee engages that financial professional as its representative rather than AXA Equitable's. WE ARE NOT LIABLE TO ANY EMPLOYER, TRUSTEE OR EMPLOYER PLAN FOR ANY DAMAGES ARISING FROM OR IN CONNECTION WITH ANY PLAN ADMINISTRATION SERVICES PERFORMED OR AGREED TO BE PERFORMED BY A FINANCIAL PROFESSIONAL.

ABOUT REGISTERED UNITS

This prospectus relates to our offering of units of interest in the Funds that are registered under the 1933 Act. Financial data and other information contained in this prospectus may refer to such "registered units," as offered in the RIA program. We also offer units under RIA to retirement plans maintained by corporations or governmental entities (collectively, "corporate plans"). However, because of an exemption under the 1933 Act, these corporate plan units are not registered under the 1933 Act or covered by this prospectus.

ASSIGNMENT AND CREDITORS' CLAIMS

Employers and plan participants cannot assign, sell, alienate, discount or pledge as collateral for a loan or other obligation to any party the employer plan balances and rights under RIA, except to the extent allowed by law for a QDRO as that term is defined in the Code. (This reference to a loan does not apply to a loan under RIA.) Proceeds we pay under our contracts cannot be assigned or encumbered by the payee. We will pay all proceeds under our contracts free from the claims of creditors to the extent allowed by law.

DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by AXA Advisors, LLC ("AXA Advisors"). AXA Advisors serves as a principal underwriter of Separate Accounts 3, 4, 10 and
66. The offering of the contracts is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable. AXA Advisors is under the common control of AXA Financial, Inc. Its principal business address is 1290 Avenue of the Americas, New York, NY 10104. It is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). AXA Advisors is also a distributor for other AXA Equitable life and annuity products. As of July 9, 2003 the RIA contract is no longer offered as a funding vehicle to new employer plans; however, we continue to support existing RIA contracts, and new participants may continue to be enrolled under existing RIA plans.

AXA Equitable pays compensation to AXA Advisors based on contracts sold. AXA Equitable may also make additional payments to AXA Advisors. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although AXA Equitable takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to AXA Advisors are imposed as separate fees or charges under your contract. AXA Equitable, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the portfolios. For information about the fees and charges under the contract, see "Fee table" and "Charges and expenses" earlier in this prospectus.

AXA ADVISORS COMPENSATION. AXA Equitable pays compensation to AXA Advisors based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation"). The contribution-based compensation will generally not exceed 6.0% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable to the AXA Advisors financial professional servicing the contract. The compensation paid by AXA Advisors varies among financial professionals. AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sales of both AXA Equitable contracts and contracts offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

                               MORE INFORMATION

DIFFERENTIAL COMPENSATION. In an effort to promote the sale of AXA Equitable products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of an AXA Equitable contract than it pays for the sale of a contract or other financial product issued by a company other than AXA Equitable. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve AXA Equitable contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of AXA Equitable contracts than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of AXA Equitable contracts and products sponsored by affiliates.

The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend an AXA Equitable contract over a contract or other financial product issued by a company not affiliated with AXA Equitable. However, under applicable rules of FINRA, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

COMMISSIONS AND SERVICE FEES WE PAY

Financial professionals who assisted in establishing employer plans in RIA and who are providing necessary services (not including record-keeping services) are entitled to receive commissions and service fees from us as stated above. Such commissions and fees are not in addition to the fees and charges we describe in "Charges and expenses" earlier in this prospectus. Any service fees we pay to financial professionals are contingent upon their providing service satisfactory to us. While the charges and expenses that we receive from a RIA employer plan initially may be less than the commissions and service fees we pay to financial professionals, we expect that over time those charges and expenses we collect will be adequate to cover all of our expenses.

CERTAIN RETIREMENT PLANS THAT USE RIA MAY ALLOW EMPLOYER PLAN ASSETS TO BE USED IN PART TO BUY LIFE INSURANCE POLICIES RATHER THAN APPLYING ALL OF THE CONTRIBUTIONS TO RIA. Financial professionals will receive commissions on any such AXA Equitable insurance policies at standard rates. These commissions are subject to regulation by state law and are at rates higher than those applicable to commissions payable for placing an employer plan under RIA.

                               MORE INFORMATION

Appendix I: Condensed financial information

--------------------------------------------------------------------------------


These selected per unit data and ratios for the years ended December 31, 2004 through 2013 have been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The financial statements of each of the Funds as well as the consolidated financial statements of AXA Equitable are contained in the SAI. Information is provided for the period that each Fund has been available under RIA, but not longer than ten years.


SEPARATE ACCOUNT NO. 10 -- POOLED (ALLIANCEBERNSTEIN BALANCED FUND) OF AXA EQUITABLE LIFE INSURANCE COMPANY

INCOME, EXPENSES AND CAPITAL CHANGES PER REGISTERED UNIT OUTSTANDING DURING THE
            PERIODS INDICATED AND OTHER SUPPLEMENTARY DATA (NOTE E)


---------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                            -------  -------  -----------------------------------------------------------------------
                              2013     2012     2011     2010     2009     2008     2007     2006     2005     2004
---------------------------------------------------------------------------------------------------------------------
Income                        $6.55    $6.55    $6.27    $7.35    $5.86    $7.87    $7.46    $6.02    $4.71    $3.73

Expenses (Note B)             (1.84)   (1.60)   (1.31)   (1.17)   (0.91)   (1.22)   (1.70)   (1.72)   (1.35)   (1.11)
--------------------------- -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net investment income          4.71     4.95     4.96     6.18     4.95     6.65     5.76     4.30     3.36     2.62

Net realized and
  unrealized gain (loss)
  on investments
  (Note C)                    33.99    23.05    (6.02)   13.61    33.18   (71.10)    4.91    15.38     8.19    11.77
--------------------------- -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net increase (decrease) in
  unit value                  38.70    28.00    (1.06)   19.79    38.13   (64.45)   10.67    19.68    11.55    14.39

AllianceBernstein
  Balanced Fund unit
  value (Note A):

Beginning of Period          242.40   214.40   215.46   195.67   157.54   221.99   211.32   191.64   180.09   165.70
--------------------------- -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
End of Period               $281.10  $242.40  $214.40  $215.46  $195.67  $157.54  $221.99  $211.32  $191.64  $180.09
=========================== =======  =======  =======  =======  =======  =======  =======  =======  =======  =======
Ratio of expenses to
  average net assets
  (Note B)                     0.71%    0.71%    0.63%    0.60%    0.55%    0.63%    0.77%    0.87%    0.73%    0.65%

Ratio of net investment
  income to average net
  assets                       1.80%    2.19%    2.25%    3.11%    2.92%    3.35%    2.63%    2.16%    1.84%    1.54%

Number of units
  outstanding at end of
  period                      1,214    1,221    1,416    2,056    2,661    3,500    4,677    5,618    6,805    7,241
Portfolio turnover rate
  (Note D)                      111%      94%      84%      83%      94%      61%     105%     146%     211%     283%
=========================== =======  =======  =======  =======  =======  =======  =======  =======  =======  =======

See Notes following tables.

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

SEPARATE ACCOUNT NO. 4 -- POOLED (ALLIANCEBERNSTEIN COMMON STOCK FUND) OF AXA EQUITABLE LIFE INSURANCE COMPANY

INCOME, EXPENSES AND CAPITAL CHANGES PER REGISTERED UNIT OUTSTANDING DURING THE
            PERIODS INDICATED AND OTHER SUPPLEMENTARY DATA (NOTE E)


-----------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                         ---------  -------  --------------------------------------------------------------------------
                            2013      2012     2011     2010     2009     2008      2007     2006     2005      2004
-----------------------------------------------------------------------------------------------------------------------
Income                      $19.56   $17.96   $13.24   $14.68    $9.85     $5.33    $5.67    $5.26    $3.28     $2.89

Expenses (Note B)            (2.25)   (1.07)   (1.38)   (1.07)   (1.56)    (3.55)   (4.40)   (3.91)   (3.68)    (3.28)
------------------------ ---------  -------  -------  -------  -------  --------  -------  -------  -------   -------
Net investment income
  (loss)                     17.31    16.89    11.86    13.61     8.29      1.78     1.27     1.35    (0.40)    (0.39)

Net realized and
  unrealized gain
  (loss) on
  investments
  (Note C)                  314.47   119.78    17.85   111.36   189.22   (372.58)  103.15    (5.90)   85.09     93.23
------------------------ ---------  -------  -------  -------  -------  --------  -------  -------  -------   -------
Net increase (decrease)
  in unit value             331.78   136.67    29.71   124.97   197.51   (370.80)  104.42    (4.55)   84.69     92.84

AllianceBernstein
  Common Stock
  Fund unit value
  (Note A):

Beginning of Period         998.36   861.69   831.98   707.01   509.50    880.30   775.88   780.43   695.74    602.90
------------------------ ---------  -------  -------  -------  -------  --------  -------  -------  -------   -------
End of Period            $1,330.14  $998.36  $861.69  $831.98  $707.01  $ 509.50  $880.30  $775.88  $780.43   $695.74
======================== =========  =======  =======  =======  =======  ========  =======  =======  =======   =======
Ratio of expenses to
  average net assets
  (Note B)                    0.20%    0.11%    0.16%    0.15%    0.27%     0.51%    0.53%    0.52%    0.52%     0.51%

Ratio of net investment
  income (loss) to
  average net assets          1.52%    1.77%    1.37%    1.89%    1.43%     0.25%    0.15%    0.17%   (0.06)%   (0.06)%

Number of units
  outstanding at end
  of period                    479      709      780      921    1,449     1,543    1,664    2,058    2,499     2,912

Portfolio turnover rate
  (Note D)                      17%      21%      19%      30%     118%      106%      60%      55%      49%       60%
======================== =========  =======  =======  =======  =======  ========  =======  =======  =======   =======

See Notes following tables.

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

SEPARATE ACCOUNT NO. 3 -- POOLED (ALLIANCEBERNSTEIN MID CAP GROWTH FUND) OF AXA EQUITABLE LIFE INSURANCE COMPANY

INCOME, EXPENSES AND CAPITAL CHANGES PER REGISTERED UNIT OUTSTANDING DURING THE
            PERIODS INDICATED AND OTHER SUPPLEMENTARY DATA (NOTE E)


----------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                          -------   -------   ------------------------------------------------------------------------------

                            2013      2012      2011     2010     2009       2008      2007      2006      2005      2004
----------------------------------------------------------------------------------------------------------------------------
Income                    $  1.84   $  1.57   $  2.94  $  4.03  $  1.11   $   0.48   $  0.61   $  1.06   $  0.26   $  0.29

Expenses (Note B)           (2.44)    (1.96)    (1.89)   (1.36)   (1.38)     (1.37)    (1.55)    (1.49)    (1.34)    (1.20)
------------------------- -------   -------   -------  -------  -------   --------   -------   -------   -------   -------
Net investment income
  (loss)                    (0.60)    (0.39)     1.05     2.67    (0.27)     (0.89)    (0.94)    (0.43)    (1.08)    (0.91)

Net realized and
  unrealized gain (loss)
  on investments
  (Note C)                 127.67     45.12      7.55    81.33    79.09    (132.73)    33.86      4.67     18.50     41.19
------------------------- -------   -------   -------  -------  -------   --------   -------   -------   -------   -------
Net increase (decrease)
  in unit value            127.07     44.73      8.60    84.00    78.82    (133.62)    32.92      4.24     17.42     40.28

AllianceBernstein Mid
  Cap Growth Fund unit
  value (Note A):

Beginning of Period        380.29    335.56    326.96   242.96   164.14     297.76    264.84    260.60    243.18    202.90
------------------------- -------   -------   -------  -------  -------   --------   -------   -------   -------   -------
End of Period             $507.36   $380.29   $335.56  $326.96  $242.96   $ 164.14   $297.76   $264.84   $260.60   $243.18
========================= =======   =======   =======  =======  =======   ========   =======   =======   =======   =======
Ratio of expenses to
  average net assets
  (Note B)                   0.55%     0.54%     0.58%    0.52%    0.72%      0.58%     0.54%     0.57%     0.57%     0.56%

Ratio of net investment
  income (loss) to
  average net assets        (0.14)%   (0.11)%    0.30%    1.00%   (0.14)%    (0.37)%   (0.32)%   (0.17)%   (0.46)%   (0.42)%

Number of units
  outstanding at end of
  period                      769       993     1,042    1,773    1,954      2,130     2,370     3,016     3,819     4,086

Portfolio turnover rate
  (Note D)                    137%      131%      137%     151%     217%       129%      111%      120%      102%      134%
========================= =======   =======   =======  =======  =======   ========   =======   =======   =======   =======

See Notes following tables.
Notes:
A. The values for a registered AllianceBernstein Balanced Fund, AllianceBernstein Common Stock Fund and AllianceBernstein Mid Cap Growth Fund unit on January 23, 1985, April 8, 1985 and July 7, 1986, the first date on which payments were allocated to purchase registered units in each Fund, were $28.07, $84.15 and $44.82, respectively.
B. Certain expenses under RIA are borne directly by employer plans participating in RIA. Accordingly, those charges and fees discussed in "Charges and expenses" earlier in this prospectus, are not included above and did not affect the Fund unit values. Those charges and fees are recovered by AXA Equitable through an appropriate reduction in the number of units credited to each employer plan participating in the Fund unless the charges and fees are billed directly to and paid by the employer. The dollar amount recovered is included under the caption "From Contractowner Transactions" as administrative fees and asset management fees in the Statement of Changes in Net Assets for each Fund, which appear in the Financial Statements in the SAI.
   As of June 1, 1994, the annual investment management and financial accounting fee is deducted from the assets of the AllianceBernstein Balanced Fund, AllianceBernstein Common Stock Fund and AllianceBernstein Mid Cap Growth Fund and is reflected in the computation of their unit values.
C. See Note 2 to Financial Statements of Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled) and 66 (Pooled) which appear in the SAI.
D. The portfolio turnover rate excludes all short-term U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less. The rate stated is the annual turnover rate for the entire Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled).
E. Income, expenses, gains and losses shown above pertain only to employer plans' accumulations attributable to RIA registered units. Other plans and trusts also participate in Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled) and may have operating results and other supplementary data different from those shown above.

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

SEPARATE ACCOUNT NO. 66 (POOLED) UNIT VALUES AND NUMBER OF REGISTERED UNITS OUTSTANDING



------------------------------------------------------------------------------------------------------------------
                                                          FOR THE YEAR ENDING DECEMBER 31,
                                   -------------------------------------------------------------------------------
                                    2004    2005    2006    2007    2008    2009    2010    2011    2012    2013
------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------
   Unit value                      $155.93 $174.22 $190.26 $222.47 $123.37 $167.72 $223.93 $222.92 $257.54 $355.67
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding         373      99      61      74      71      96     125     123     136      25
------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
------------------------------------------------------------------------------------------------------------------
   Unit value                      $182.26 $187.64 $226.87 $229.55 $145.63 $189.73 $213.04 $206.42 $234.57 $323.07
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding         122     336      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
------------------------------------------------------------------------------------------------------------------
   Unit value                      $ 86.05 $ 93.56 $ 98.46 $110.41 $ 60.48 $ 79.16 $ 89.07 $ 89.31 $104.26 $140.06
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding          --      --      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
------------------------------------------------------------------------------------------------------------------
   Unit value                      $120.11 $127.38 $142.74 $145.10 $ 87.55 $115.09 $133.27 $138.61 $162.73 $214.43
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding         178     192      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
------------------------------------------------------------------------------------------------------------------
   Unit value                      $303.09 $317.06 $365.64 $384.52 $241.50 $304.57 $349.06 $355.04 $408.92 $537.51
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding       1,365   1,333   1,190     726     563     481     451     160      11      11
------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
------------------------------------------------------------------------------------------------------------------
   Unit value                      $136.17 $150.75 $164.80 $187.95 $112.22 $143.43 $165.32 $155.08 $177.17 $234.82
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding          --      --      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
------------------------------------------------------------------------------------------------------------------
   Unit value                      $224.66 $298.30 $408.83 $580.61 $247.64 $371.61 $414.17 $363.17 $424.84 $511.33
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding          63      86      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND
------------------------------------------------------------------------------------------------------------------
   Unit value                      $180.27 $182.87 $188.96 $202.34 $210.03 $205.66 $214.77 $226.59 $228.69 $224.82
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding          --      --      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
------------------------------------------------------------------------------------------------------------------
   Unit value                      $105.37 $123.42 $147.17 $169.57 $ 93.51 $126.55 $138.22 $114.82 $133.55 $156.95
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding          --      --      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
------------------------------------------------------------------------------------------------------------------
   Unit value                      $144.93 $167.42 $207.19 $231.96 $114.54 $145.86 $153.78 $135.29 $157.22 $190.88
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding       3,017   2,750   2,372   1,578   1,116   1,136     645     323     300     297
------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL VALUE PLUS
------------------------------------------------------------------------------------------------------------------
   Unit value                      $121.64 $134.82 $169.44 $186.71 $106.43 $138.63 $147.04 $123.27 $144.80 $172.79
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding         129     473      72      71      19      18      18      18       9       9
------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------
   Unit value                      $127.11 $132.10 $159.01 $157.09 $ 94.61 $125.18 $140.60 $133.25 $154.63 $209.97
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding         468     464     412     407      40      40      39      39      --      --
------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
------------------------------------------------------------------------------------------------------------------
   Unit value                      $ 93.50 $100.22 $113.19 $117.59 $ 73.61 $ 93.12 $106.33 $101.82 $117.08 $154.03
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding         410     404     108     107      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

SEPARATE ACCOUNT NO. 66 (POOLED) UNIT VALUES AND NUMBER OF REGISTERED UNITS OUTSTANDING (CONTINUED)



-----------------------------------------------------------------------------------------------------------------
                                                         FOR THE YEAR ENDING DECEMBER 31,
                                  -------------------------------------------------------------------------------
                                   2004    2005    2006    2007    2008    2009    2010    2011    2012    2013
-----------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
-----------------------------------------------------------------------------------------------------------------
   Unit value                     $ 64.86 $ 74.54 $ 74.14 $ 84.50 $ 53.85 $ 73.35 $ 85.05 $ 87.06 $ 99.88 $132.32
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding        622     710     796     787     831     889      --      --      --      --
-----------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
-----------------------------------------------------------------------------------------------------------------
   Unit value                     $109.53 $119.42 $128.71 $148.82 $ 91.92 $123.96 $141.87 $136.68 $155.46 $210.47
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding      1,478     365   1,469   1,608   1,683   1,870      65      64      63      62
-----------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
-----------------------------------------------------------------------------------------------------------------
   Unit value                     $124.10 $130.84 $158.83 $151.76 $ 86.50 $104.33 $117.79 $112.13 $129.92 $172.10
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding        109     111      --   1,498     940     990     437     272     214     211
-----------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
-----------------------------------------------------------------------------------------------------------------
   Unit value                     $118.14 $125.66 $140.14 $151.40 $ 76.78 $104.63 $131.57 $128.40 $150.33 $199.30
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding         --     334      --      --      --      --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
-----------------------------------------------------------------------------------------------------------------
   Unit value                     $156.66 $174.40 $196.16 $193.03 $116.66 $158.48 $194.08 $175.78 $208.52 $277.49
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding        419     657       8       8       8       8       8       7       7       6
-----------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
-----------------------------------------------------------------------------------------------------------------
   Unit value                     $151.28 $155.57 $162.84 $170.86 $174.81 $175.24 $175.32 $175.23 $175.14 $175.05
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding        141     140   2,598   2,215     136     135     133      14       1       1
-----------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
-----------------------------------------------------------------------------------------------------------------
   Unit value                     $200.31 $204.72 $212.99 $223.10 $208.88 $221.89 $236.13 $239.46 $245.70 $239.98
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding      1,176   1,319     334     330     108      92      91      90      30      29
-----------------------------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
-----------------------------------------------------------------------------------------------------------------
   Unit value                          --      --      -- $ 10.04 $  5.81 $  8.28 $  9.64 $  9.45 $ 11.24 $ 15.50
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding         --      --      --     136     134     133     132     130     116     114
-----------------------------------------------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
-----------------------------------------------------------------------------------------------------------------
   Unit value                     $487.09 $ 90.54 $ 95.85 $106.71 $ 77.26 $108.39 $127.13 $119.67 $144.12 $200.43
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding        100      --      --      --      --      --      --       2      --      --
-----------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
-----------------------------------------------------------------------------------------------------------------
   Unit value                     $189.31 $195.49 $215.33 $222.53 $170.57 $187.39 $200.21 $210.78 $221.90 $219.55
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding        158      22      14      14      14      14      14      14      --      --
-----------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
-----------------------------------------------------------------------------------------------------------------
   Unit value                     $188.35 $197.17 $228.94 $206.41 $128.25 $162.14 $201.87 $183.67 $214.47 $306.09
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding          7     211       6       6       6       6       6       6       5       5
-----------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
-----------------------------------------------------------------------------------------------------------------
   Unit value                     $109.49 $121.82 $130.71 $154.53 $ 81.78 $129.57 $152.51 $145.17 $164.66 $223.26
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding        367     437     486     586     558     636      64      --      --      --
-----------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                          PAGE

Who is AXA Equitable?                                                       2
FUND INFORMATION                                                            2
General                                                                     2
Restrictions and requirements of the AllianceBernstein Balanced,            2
AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds
Certain investments of the AllianceBernstein Mid Cap Growth and/or          2
AllianceBernstein Balanced Funds
Portfolio holdings policy for the Pooled Separate Accounts                  3
Brokerage fees and charges for securities transactions                      4
ADDITIONAL INFORMATION ABOUT RIA                                            5
Loan provisions                                                             5
Annuity benefits                                                            6
Amount of fixed-annuity payments                                            6
Ongoing operations fee                                                      6
MANAGEMENT FOR THE ALLIANCEBERNSTEIN BALANCED, ALLIANCEBERNSTEIN COMMON     7
STOCK AND ALLIANCEBERNSTEIN MID CAP GROWTH FUNDS AND AXA EQUITABLE
Funds                                                                       7
Portfolio managers' information (AllianceBernstein Balanced Fund,           7
AllianceBernstein Common Stock Fund and AllianceBernstein Mid Cap Growth
Fund
Investment professional conflict of interest disclosure                    11
Portfolio manager compensation                                             11
Distribution of the contracts                                              12
Custodian and independent registered public accounting firm                12
AXA Equitable                                                              13
  Directors and Principal Officers                                         13
  Directors -- Officers                                                    14
  Other Officers                                                           15
Separate Account Units of Interest Under Group Annuity Contracts           19
FINANCIAL STATEMENTS INDEX                                                 20
Financial statements                                                      FSA-1


SEND THIS REQUEST FORM TO RECEIVE A STATEMENT OF ADDITIONAL INFORMATION

To:  AXA Equitable -- RIA Service Office
   P.O. Box 8095
   Boston, MA 02266-8095


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Please send me a Retirement Investment Account(R) SAI for May 1, 2014.
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Name
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City                                                                   State  Zip
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Retirement Investment Account(R)

STATEMENT OF ADDITIONAL INFORMATION DATED

MAY 1, 2014


--------------------------------------------------------------------------------


This statement of additional information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for our Retirement Investment Account(R) ("RIA"), dated May 1, 2014 ("prospectus"), and any supplements.


Terms defined in the prospectus have the same meaning in the SAI unless the context otherwise requires.

You can obtain a copy of the prospectus, and any supplements to the prospectus, from us free of charge by writing or calling the RIA service office listed on the back of this SAI, or by contacting your financial professional. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104 and our telephone number is
 (212) 554-1234.

       TABLE OF CONTENTS

       Who is AXA Equitable?                                            2

       FUND INFORMATION                                                 2

       General                                                          2

       Restrictions and requirements of the AllianceBernstein
         Balanced, AllianceBernstein Common Stock and
         AllianceBernstein Mid Cap Growth Funds                         2

       Certain investments of the AllianceBernstein Mid Cap
         Growth and/or AllianceBernstein Balanced Funds                 2

       Portfolio holdings policy for the Pooled Separate Accounts       3

       Brokerage fees and charges for securities transactions           4

       ADDITIONAL INFORMATION ABOUT RIA                                 5

       Loan provisions                                                  5

       Annuity benefits                                                 6

       Amount of fixed-annuity payments                                 6

       Ongoing operations fee                                           6

       MANAGEMENT FOR THE ALLIANCEBERNSTEIN BALANCED,
         ALLIANCEBERNSTEIN COMMON STOCK AND
         ALLIANCEBERNSTEIN MID CAP GROWTH FUNDS AND
         AXA EQUITABLE                                                  7

       Funds                                                            7

       Portfolio managers' information (AllianceBernstein Balanced
         Fund, AllianceBernstein Common Stock Fund and
         AllianceBernstein Mid Cap Growth Fund)                         7

       Investment professional conflict of interest disclosure         11

       Portfolio manager compensation                                  11

       Distribution of the contracts                                   12

       Custodian and independent registered public accounting firm     12

       AXA Equitable                                                   13

       Directors and Principal Officers                                13

       Officers -- Directors                                           14

       Other Officers                                                  15

       Separate Accounts Units of Interest Under Group Annuity
         Contracts                                                     19

       FINANCIAL STATEMENTS INDEX                                      20

       Financial statements                                         FSA-1


             Copyright 2014. AXA Equitable Life Insurance Company

            1290 Avenue of the Americas, New York, New York 10104.
 All rights reserved. Retirement Investment Account(R) is a registered service mark of The AXA Equitable Life Insurance Company.


SAI 4ACS (5/13)                                                 #612113

WHO IS AXA EQUITABLE?

We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

FUND INFORMATION

GENERAL

In our prospectus we discuss in more detail, among other things, the structure of the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds, their investment objectives and policies, including the types of portfolio securities that they may hold and levels of investment risks that may be involved, and investment management. We also summarize certain of these matters with respect to the Investment Funds and their corresponding portfolios. See "Investment options" in the prospectus.

Here we will discuss special restrictions, requirements and transaction expenses that apply to the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds and determination of the value of units for all Funds, including some historical information. You can find information about the investment objectives and policies, as well as restrictions, requirements and risks pertaining to the corresponding AXA Premier VIP Trust or EQ Advisors Trust portfolio in which the Investment Funds invest in the prospectus and SAI for each Trust.

RESTRICTIONS AND REQUIREMENTS OF THE ALLIANCEBERNSTEIN BALANCED,
ALLIANCEBERNSTEIN COMMON STOCK AND ALLIANCEBERNSTEIN MID CAP GROWTH FUNDS

Neither the AllianceBernstein Common Stock Fund nor the AllianceBernstein Balanced Fund will make an investment in an industry if that investment would cause either Fund's holding in that industry to exceed 25% of either Fund's assets. The United States government, and its agencies and instrumentalities, are not considered members of any industry.

The AllianceBernstein Balanced Fund and AllianceBernstein Common Stock Fund will not purchase or write puts or calls (options). The AllianceBernstein Mid Cap Growth Fund will not purchase or write puts (options).

The following investment restrictions apply to the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds. None of these Funds will:

..   trade in foreign exchanges (however, the AllianceBernstein Balanced Fund will trade in foreign exchanges, except those that fall into the MSCI Emerging Markets country definition, with respect to the Global Equity sub-portfolio);

..   trade in commodities or commodity contracts (except the AllianceBernstein
    Balanced Fund is permitted to enter into hedging transactions through the use of currency forwards, as described in the prospectus);

..   purchase real estate or mortgages, except as stated below. The Funds may buy shares of real estate investment trusts listed on stock exchanges or reported on the NASDAQ which is now a national stock market exchange;

..   make an investment in order to exercise control or management over a company;

..   underwrite the securities of other companies, including purchasing securities that are restricted under the 1933 Act or rules or regulations thereunder (restricted securities cannot be sold publicly until they are registered under the 1933 Act), except as stated below;

..   make short sales, except when the Fund has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held as long as they are in short position;

..   have more than 5% of its assets invested in the securities of any one registered investment company. A Fund may not own more than 3% of a registered investment company's outstanding voting securities. The Fund's total holdings of registered investment company securities may not exceed 10% of the value of the Fund's assets;

..   purchase any security on margin or borrow money except for short-term credits necessary for clearance of securities transactions;

..   make loans, except loans through the purchase of debt obligations or through entry into repurchase agreements; or


..   invest more than 10% of its total assets in restricted securities, real estate investments, or portfolio securities not readily marketable (the AllianceBernstein Common Stock Fund will not invest in restricted securities).


CERTAIN INVESTMENTS OF THE ALLIANCEBERNSTEIN MID CAP GROWTH AND/OR ALLIANCEBERNSTEIN BALANCED FUNDS

The following are brief descriptions of certain types of investments which may be made by the AllianceBernstein Mid Cap Growth and/or AllianceBernstein Balanced Funds and certain risks and investment techniques.

MORTGAGE-RELATED SECURITIES. The AllianceBernstein Balanced Fund may invest in mortgage-related securities (including agency and non-agency fixed, ARM and hybrid pass throughs, agency and nonagency CMO's, commercial mortgage-backed securities and dollar rolls). Principal and interest payments made on mortgages in the pools are passed through to the holder of securities. Payment of principal and interest on some mortgage-related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association, or "GNMA"), or guaranteed by agencies or instrumentalities of the U.S.

Government (in the case of securities guaranteed by the Federal National Mortgage Corporation ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which were until recently supported only by discretionary authority of the U.S. Government to purchase the agency's obligations and are now guaranteed by Preferred Stock Purchase Agreements (each a "PSPA") under which, if the Federal Housing Finance Agency ("FHFA") determines that FNMA's or FHLMC's liabilities have exceeded its assets under Generally Accepted Accounting Principles, the U.S. Treasury will contribute cash capital to the entity in an amount equal to the difference between liabilities and assets. Mortgage-related securities created by non-governmental issuers (such as financial institutions, and other secondary market issuers) may be supported by various forms of insurance or guarantees.

COLLATERALIZED MORTGAGE OBLIGATIONS. The AllianceBernstein Balanced Fund may invest in collateralized mortgage obligations ("CMOs"). CMOs are debt obligations that were developed specifically to reallocate the various risks inherent in mortgage-backed securities across various bond classes or tranches. They are collateralized by underlying mortgage loans or pools of mortgage-pass-through securities. They can be issued by both agency (GNMA, FHLMC or FNMA) or non-agency issuers. CMOs are not mortgage pass-through securities. Rather, they are pay-through securities, i.e. securities backed by cash flow from the underlying mortgages. CMOs are typically structured into multiple classes, with each class bearing a different stated maturity and having different payment streams. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal payments only after the shorter class or classes have been retired.

ASSET-BACKED SECURITIES. The AllianceBernstein Balanced Fund may purchase asset-backed securities. The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of financial assets. Through the use of trusts and special purpose vehicles, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are securitized in structures similar to the structures used in mortgage securitizations. The AllianceBernstein Balanced Fund may invest in other asset-backed securities that may be developed in the future or as would be deemed appropriate.

NON-US DEBT. The AllianceBernstein Balanced Fund may invest in non-U.S. sovereign and corporate debt issued in U.S. Dollars.

ZERO COUPON BONDS. The AllianceBernstein Balanced Fund may invest in zero coupon bonds. Such bonds may be issued directly by agencies and instrumentalities of the U.S. Government or by private corporations. Zero coupon bonds may originate as such or may be created by stripping an outstanding bond. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a deep discount from their face value. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change.

REPURCHASE AGREEMENTS. Repurchase agreements are currently entered into with creditworthy counterparties including broker-dealers, member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements are often for short periods such as one day or a week, but may be longer. Investment may be made in repurchase agreements pertaining to the marketable obligations, or marketable obligations guaranteed by the United States Government, its agencies or instrumentalities.

DEBT SECURITIES SUBJECT TO PREPAYMENT RISKS. Mortgage-related securities and certain collateralized mortgage obligations, asset-backed securities and other debt instruments in which the AllianceBernstein Balanced Fund may invest are subject to prepayments prior to their stated maturity. The Fund usually is unable to accurately predict the rate at which prepayments will be made, which rate may be affected, among other things, by changes in generally prevailing market interest rates. If prepayments occur, the Fund suffers the risk that it will not be able to reinvest the proceeds at as high a rate of interest as it had previously been receiving. Also, the Fund will incur a loss to the extent that prepayments are made for an amount that is less than the value at which the security was then being carried by the Fund.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds may purchase and sell securities on a when-issued or delayed delivery basis. In these transactions, securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. When a Fund engages in when-issued or delayed delivery transactions, the Fund relies on the other party to consummate the transaction. Failure to consummate the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although the Fund may close out its position prior to the settlement date. The Fund will sell on a forward settlement basis only securities it owns or has the right to acquire.

FOREIGN CURRENCY FORWARD CONTRACTS. The AllianceBernstein Balanced Fund may enter into contracts for the purchase or sale of a specific foreign currency at a future date at a price set at the time of the contract. The Fund will enter into such forward contracts for hedging purposes only.

HEDGING TRANSACTIONS. The AllianceBernstein Balanced Fund may engage in transactions which are designed to protect against potential adverse price movements in securities owned or intended to be purchased by the Fund.

PORTFOLIO HOLDINGS POLICY FOR THE POOLED SEPARATE ACCOUNTS

It is the policy of the Pooled Separate Accounts (the "Separate Accounts") to safeguard against misuse of their portfolio holdings information and to prevent the selective disclosure of such information. Each Separate Account will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The portfolio holdings information for the Separate Accounts including, among other things, the top ten holdings and complete portfolio holdings, is available on a monthly basis and generally can be obtained by contract holders/participants or their consultants, free of charge, 30 days after the month end by calling 1-866-642-3127. AXA Equitable has established this procedure to provide prompt portfolio holdings information so that contractholders and their consultants can perform effective oversight of plan investments.

On a case-by-case basis, AXA Equitable may approve the disclosure of non-public portfolio holdings and trading information to particular individuals or entities in appropriate circumstances. In all cases, the approval of release of non-public portfolio holdings or trading information will be conditioned on the obligation of the recipient to maintain the confidentiality of the information including an obligation not to trade on non-public information. Neither AXA Equitable nor its investment adviser, AllianceBernstein L.P., discloses non-public portfolio holdings or portfolio trade information of any Separate Account to the media.

In addition, with the approval of our investment officers, non-public portfolio holdings information may be provided as part of the legitimate business activities of each Separate Account to the following service providers and other organizations: auditors; the custodian; the accounting service provider, the administrator; the transfer agent; counsel to the Separate Accounts; regulatory authorities; pricing services; and financial printers. The entities to whom we or the investment advisor voluntarily provide holdings information, either by explicit agreement or by virtue of their respective duties to each Separate Account, are required to maintain the confidentiality of the information disclosed, including an obligation not to trade on non-public information. As of the date of this SAI, we have ongoing arrangements to provide non-public portfolio holdings information to the following service providers: JPMorgan Chase, State Street-Kansas City, PricewaterhouseCoopers LLP, Capital Printing Systems, Inc., and RR Donnelley. Each of these arrangements provides for ongoing disclosure of current portfolio holdings information so that the entity can provide services to the Separate Accounts. These service providers do not provide any compensation to AXA Equitable, the Separate Accounts or any affiliates in return for the disclosure of non-public portfolio holdings information.

Until particular portfolio holdings information has been released in regulatory filings or is otherwise available to contract holders and/or participants, and except with regard to the third parties described above, no such information may be provided to any party without the approval of our investment officers or the execution by such third party of an agreement containing appropriate confidentiality language which has been approved by our Legal Department. Our investment officers will monitor and review any potential conflicts of interest between the contract holders/participants and AXA Equitable and its affiliates that may arise from potential release of non-public portfolio holdings information. We will not release portfolio holdings information unless it is determined that the disclosure is in the best interest of its contract holders/participants and there is a legitimate business purpose for such disclosure. No compensation is received by AXA Equitable or its affiliates or any other person in connection with the disclosure of portfolio holdings information.

BROKERAGE FEES AND CHARGES FOR SECURITIES TRANSACTIONS

We discuss in the prospectus that AllianceBernstein is the investment manager of the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds. Subject to the broad supervisory authority of the committee, AllianceBernstein invests and reinvests the assets of these Funds in a manner consistent with the policies described in the prospectus. AllianceBernstein also performs portfolio selection and transaction services, including arranging the execution of portfolio transactions. AllianceBernstein is also an adviser for certain portfolios in EQ Advisors Trust and AXA Premier VIP Trust. Information on brokerage fees and charges for securities transactions for the Trusts' portfolios is provided in the prospectus for each Trust.

The AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds are charged for securities brokers commissions, transfer taxes and other fees and expenses relating to their operation. Transactions in equity securities for a Fund are executed primarily through brokers which receive a commission paid by the Fund. Brokers are selected by AllianceBernstein. AllianceBernstein seeks to obtain the best price and execution of all orders placed for the portfolio of the Funds, considering all the circumstances. If transactions are executed in the over-the-counter market AllianceBernstein will deal with the principal market makers, unless more favorable prices or better execution is otherwise obtainable. There are occasions on which portfolio transactions for the Funds may be executed as part of concurrent authorizations to purchase or sell the same security for certain other accounts or clients advised by AllianceBernstein. Although these concurrent authorizations potentially can be either advantageous or disadvantageous to the Funds, they are effected only when it is believed that to do so is in the best interest of the Funds. When these concurrent authorizations occur, the objective is to allocate the executions among the accounts or clients in a fair manner.

Recently, the increasing number of low-cost automated order execution services have contributed to lower commission rates. These services, often referred to as "low touch" trading, take advantage of the electronic connectivity of market centers, eliminating the need for human intervention and thereby lowering the cost of execution. These services include: 1) direct market access (DMA) options, in which orders are placed directly with market centers, such as NASDAQ or Archipelago; 2) aggregators, which allow access to multiple markets simultaneously; and 3) algorithmic trading platforms, which use complex mathematical models to optimize trade routing and timing.

We try to choose only brokers which we believe will obtain the best prices and executions on securities transactions. Subject to this general requirement, we also consider the amount and quality of securities research services provided by a broker. Typical research services include general economic information and analyses and specific information on and analyses of companies, industries and markets. Factors we use in evaluating research services include the diversity of sources used by the broker and the broker's experience, analytical ability and professional stature.

The receipt of research services from brokers tends to reduce our expenses in managing the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds. We take this into account when setting the expense charges. Brokers who provide research services may charge somewhat higher commissions than those who do not. However, we will select only brokers whose commissions we believe are reasonable in all the circumstances.

We periodically evaluate the services provided by brokers and prepare internal proposals for allocating among those various brokers business for all the accounts we manage or advise. That evaluation involves consideration of the overall capacity of the broker to execute transactions, its financial condition, its past performance and the value of research services provided by the broker in servicing the various accounts advised or managed by us. Generally, we do not tell brokers that we will try to allocate a particular amount of business to them. We do occasionally let brokers know how their performance has been evaluated.

Research information that we obtain may be used in servicing all clients or accounts under our management, including our general account. Similarly, we will not necessarily use all research provided by a broker or dealer with which the Funds transact business in connection with those Funds.

Transactions for the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds in the over-the-counter market are normally executed as principal transactions with a dealer that is a principal market maker in the security, unless a better price or better execution can be obtained from another source. Under these circumstances, the Funds pay no commission. Similarly, portfolio transactions in money market and debt securities will normally be executed through dealers or underwriters under circumstances where the Fund pays no commission.

When making securities transactions for the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds that do not involve paying a brokerage commission (such as the purchase of short-term debt securities), we seek to obtain prompt execution in an effective manner at the best price. Subject to this general objective, we may give orders to dealers or underwriters who provide investment research. None of the Funds will pay a higher price, however, and the fact that we may benefit from such research is not considered in setting the expense charges.

In addition to using brokers and dealers to execute portfolio securities transactions for clients or accounts we manage, we may enter into other types of business transactions with brokers or dealers. These other transactions will be unrelated to allocation of the Funds' portfolio transactions.


For the years ended December 31, 2013, 2012 and 2011, total brokerage commissions for Separate Account No. 10 -- Pooled were $12,767, $19,354 and $10,568, respectively; for Separate Account No. 4 -- Pooled were $1,437, $1,089 and $813, respectively; for Separate Account No. 3 -- Pooled were $40,370, $33,922 and $30,343, respectively. For the fiscal year ended December 31, 2013, commissions of $7,379, $67 and $29,131, were paid to brokers providing research services to Separate Account No. 10 -- Pooled, Separate Account No. 4 -- Pooled and Separate Account No. 3 -- Pooled, respectively, on portfolio transactions of $98,995,318, $38,304,218, and $71,791,793, respectively.


ADDITIONAL INFORMATION ABOUT RIA

LOAN PROVISIONS

Loans to plan trustees on behalf of participants are permitted in our RIA program. It is the plan administrator's responsibility to administer the loan program.

The following are important features of the RIA loan provision:

..   We will only permit loans from the guaranteed interest option. If the amount requested to be borrowed plus the loan fee and loan reserve we discuss below is more than the amount available in the guaranteed interest option for the loan transaction, the employer can move the additional amounts necessary from one or more Funds to the guaranteed interest option.

..   The plan administrator determines the interest rate, the maximum term and all other terms and conditions of the loan.

..   Repayment of loan principal and interest can be made only to the guaranteed interest option. The employer must identify the portion of the repayment amount which is principal and which is interest.

..   Upon repayment of a loan amount, any repayment of loan principal and loan reserve (see below) taken from one or more Funds for loan purposes may be moved back to a Fund.

..   We charge a loan fee in an amount equal to 1% of the loan principal amount on the date a loan is made. The contingent withdrawal charge will be applied to any unpaid principal, as if the amount had been withdrawn on the day the principal payment was due. See "Charges and expenses" in the prospectus.

..   The minimum amount of a loan for a participant is $1,000, and the maximum amount is 90% of the balances in all the investment options for a participant. Subject to the maximum loan amount permitted by the employer's plan and the Code.

..   On the date a loan is made, we create a loan reserve account in the guaranteed interest option in an amount equal to 10% of the loan amount. The 10% loan reserve is intended to cover (1) the ongoing operations fee applicable to amounts borrowed, (2) the possibility of our having to deduct applicable contingent withdrawal charges (see "Charges and expenses" in the prospectus) and (3) the deduction of any other withholdings, if required. The loan amount will not earn any interest under the contracts while the loan is outstanding. The amount of the loan reserve will continue to earn interest at the guaranteed interest option rate applicable for the employer plan.

..   The ongoing operations fee will apply to the sum of the investment option balances (including the loan reserve) plus any unpaid loan principal. If the employer plan is terminated or any amount is withdrawn, or if any withdrawal from RIA results in the reduction of the 10% loan reserve amount in the guaranteed interest option, during the time a loan is outstanding, the contingent withdrawal charge will be applied to any principal loan balances outstanding as well as to any employer plan balances (including the loan reserve) in the investment options. See "Charges and expenses" in the prospectus.

ANNUITY BENEFITS

Subject to the provisions of an employer plan, we have available under RIA the following forms of fixed annuities.

..   LIFE ANNUITY: An annuity which guarantees a lifetime income to the retired employee-participant ("annuitant") and ends with the last monthly payment before the annuitant's death. There is no death benefit associated with this annuity form and it provides the highest monthly amount of any of the guaranteed life annuity forms. If this form of annuity is selected, it is possible that only one payment will be made if the annuitant dies after that payment.

..   LIFE ANNUITY -- PERIOD CERTAIN: This annuity form guarantees a lifetime income to the annuitant and, if the annuitant dies during a previously selected minimum payment period, continuation of payments to a designated beneficiary for the balance of the period. The minimum period is usually 5, 10, 15 or 20 years.

..   LIFE ANNUITY -- REFUND CERTAIN: This annuity form guarantees a lifetime income to the annuitant and, if the annuitant dies before the initial single premium has been recovered, payments will continue to a designated beneficiary until the single premium has been recovered. If no beneficiary survives the annuitant, the refund will be paid in one lump sum to the estate.

..   PERIOD CERTAIN ANNUITY: Instead of guaranteed lifetime income, this annuity form provides for payments to the annuitant over a specified period, usually 5, 10, 15 or 20 years, with payments continuing to the designated beneficiary for the balance of the period if the annuitant dies before the period expires.

..   QUALIFIED JOINT AND SURVIVOR LIFE ANNUITY: This annuity form guarantees lifetime income to the annuitant, and, after the annuitant's death, the continuation of income to the surviving spouse. Generally, unless a married annuitant elects otherwise with the written consent of his spouse, this will be the form of annuity payment. If this form of annuity is selected, it is possible that only one payment will be made if both the annuitant and the spouse die after that payment.

All of the forms outlined above (with the exception of qualified joint and survivor life annuity) are available as either Single or Joint life annuities. We offer other forms not outlined here. Your financial professional can provide details.

AMOUNT OF FIXED-ANNUITY PAYMENTS

Our forms of a fixed annuity provide monthly payments of specified amounts. Fixed-annuity payments, once begun, will not change. The size of payments will depend on the form of annuity that is chosen, our annuity rate tables in effect when the first payment is made, and, in the case of a life income annuity, on the annuitant's age. The tables in our contracts show monthly payments for each $1,000 of proceeds applied under an annuity. If our annuity rates in effect on the annuitant's retirement date would yield a larger payment, those current rates will apply instead of the tables. Our annuity rate tables are designed to determine the amounts required for the annuity benefits elected and for administrative and investment expenses and mortality and expense risks. Under our contracts we can change the annuity rate tables every five years. Such changes would not affect annuity payments being made.

ONGOING OPERATIONS FEE

We determine the ongoing operations fee based on the combined net balances of an employer plan in all the investment options (including any outstanding loan balances) at the close of business on the last business day of each month. For employer plans that adopted RIA on or before February 9, 1986, we use the rate schedule set forth below, and apply it to the employer plan balances at the close of business on the last business day of the following month. For employer plans that adopted RIA after February 9, 1986 we use the rate schedule set forth in the prospectus. See "Charges and expenses" in the prospectus.

                        ------------------------------------
                        COMBINED BALANCE          MONTHLY
                        OF INVESTMENT OPTIONS      RATE
                        ------------------------------------
                        First       $150,000   1/12 of 1.25%
                        Next        $350,000   1/12 of 1.00%
                        Next        $500,000   1/12 of 0.75%
                        Next      $1,500,000   1/12 of 0.50%
                        Over      $2,500,000   1/12 of 0.25%
                        ------------------------------------

MANAGEMENT FOR THE ALLIANCEBERNSTEIN BALANCED, ALLIANCEBERNSTEIN COMMON STOCK AND ALLIANCEBERNSTEIN MID CAP GROWTH FUNDS AND AXA EQUITABLE

FUNDS


In the Prospectus we give information about us, the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds and how we, together with AllianceBernstein, provide investment management for the investments and operations of these Funds. See "More information" in the prospectus. The amounts of the investment management and financial accounting fees we received from employer plans participating through registered contracts in the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds in 2013 were $1,602, $494 and $1,951, respectively; in 2012 were $1,500, $574 and $1,835, respectively; in 2011 were $1,516, $539 and $1,796, respectively.


PORTFOLIO MANAGERS' INFORMATION (ALLIANCEBERNSTEIN BALANCED FUND,
ALLIANCEBERNSTEIN COMMON STOCK FUND AND ALLIANCEBERNSTEIN MID CAP GROWTH FUND)

The tables and discussion below provide information with respect to the portfolio managers who are primarily responsible for the day-to-day management of each Fund.


---------------------------------------------------------------------------------------------------------------------------
                                         ALLIANCEBERNSTEIN BALANCED
                                        FUND, SEPARATE ACCOUNT NO. 10
                                                  ("FUND")
                                           ALLIANCEBERNSTEIN L.P.
                                                 ("ADVISER")
                                       INFORMATION AS OF DECEMBER 31,
                                                    2013
---------------------------------------------------------------------------------------------------------------------------
(A)(1) PORTFOLIO      (A)(2) FOR EACH PERSON IDENTIFIED IN COLUMN        (A)(3) FOR EACH OF THE CATEGORIES IN COLUMN
   MANAGER(S) OF THE     (A)(1), THE NUMBER OF OTHER ACCOUNTS OF            (A)(2), THE NUMBER OF ACCOUNTS AND THE
   ADVISER NAMED IN      THE ADVISER MANAGED BY THE PERSON                  TOTAL ASSETS IN THE ACCOUNTS WITH
   THE PROSPECTUS        WITHIN EACH CATEGORY BELOW AND THE TOTAL           RESPECT TO WHICH THE ADVISORY FEE IS
                         ASSETS IN THE ACCOUNTS MANAGED WITHIN              BASED ON THE PERFORMANCE OF THE
                         EACH CATEGORY BELOW                                ACCOUNT
                      -----------------------------------------------------------------------------------------------------
                        REGISTERED        OTHER POOLED                     REGISTERED        OTHER POOLED
                        INVESTMENT         INVESTMENT         OTHER        INVESTMENT         INVESTMENT         OTHER
                         COMPANIES          VEHICLES        ACCOUNTS        COMPANIES          VEHICLES        ACCOUNTS
                      -----------------------------------------------------------------------------------------------------
                       NUMBER     TOTAL   NUMBER  TOTAL   NUMBER  TOTAL   NUMBER     TOTAL   NUMBER  TOTAL   NUMBER  TOTAL
                         OF       ASSETS    OF    ASSETS    OF    ASSETS    OF       ASSETS    OF    ASSETS    OF    ASSETS
                      ACCOUNTS    ($MM)  ACCOUNTS ($MM)  ACCOUNTS ($MM)  ACCOUNTS    ($MM)  ACCOUNTS ($MM)  ACCOUNTS ($MM)
---------------------------------------------------------------------------------------------------------------------------
Joshua Lisser            21       20,261    17    3,165     82    25,864    --         --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------
Greg Wilensky            38        8,628    30      917    135    12,500
---------------------------------------------------------------------------------------------------------------------------


Note: $MM means millions

For a description of any material conflicts, please see "Investment professional conflict of interest" later in the SAI.

For compensation information, please see "AllianceBernstein's compensation program" later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

--------------------------------------------------------------------------------------
                                     $10,001- $50,001- $100,001- $500,001-  OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
--------------------------------------------------------------------------------------
Joshua Lisser         X
--------------------------------------------------------------------------------------
Greg Wilensky         X
--------------------------------------------------------------------------------------

JOSHUA LISSER, SHAWN KEEGAN AND GREG WILENSKY HAVE NO OWNERSHIP SHARES TO
REPORT.

AllianceBernstein Balanced Fund, Separate Account No. 10 ("Fund") is managed by the following team members:

JOSHUA LISSER -- CHIEF INVESTMENT OFFICER -- INDEX STRATEGIES


Joshua Lisser is Chief Investment Officer of Index Strategies. He joined Alliance Capital in 1992 as a portfolio manager in the Index Strategies Group and developed the international and global risk-controlled equity services. Prior to that, Lisser was with Equitable Capital Management, specializing in derivative investment strategies. He holds a BA from the State University of New York, Binghamton, where he was elected a member of Phi Beta Kappa, and an MBA from New York University. Location: New York


GREG WILENSKY, CFA -- DIRECTOR -- US MULTI-SECTOR FIXED INCOME; DIRECTOR -- TREASURY INFLATION-PROTECTED SECURITIES PORTFOLIOS; DIRECTOR -- STABLE VALUE INVESTMENTS

Greg Wilensky is the lead member of the US Multi-Sector Fixed Income team. He has been responsible for the firm's US Treasury Inflation-Protected Securities
(TIPS) portfolios since 1999 and the firm's stable value business since 1998. Wilensky is also the co-chair of the Securitized Asset and Liquid Markets Research Review meeting. Prior to joining AllianceBernstein in 1996, he was a treasury manager in the corporate finance group at AT&T. Wilensky earned a BS in business administration from Washington University and an MBA from the University of Chicago. He is a member of the New York Society of Security Analysts and a CFA charterholder. Location: New York

SHAWN KEEGAN -- PORTFOLIO MANAGER

Shawn Keegan is a member of the Credit portfolio management team focusing on US and global portfolios. He is also a member of the US Core Fixed Income and Canada Fixed Income portfolio management teams, for which he serves as credit specialist for multisector strategies. Keegan first joined AllianceBernstein in 1997 as a portfolio assistant. He later spent a year at Aladdin Capital as a trader before rejoining the firm in 2001 as part of the US Core Fixed Income team. Keegan holds a BS in finance from Siena College. Location: New York

DOKYOUNG LEE -- DIRECTOR OF RESEARCH -- STRATEGIC ASSET ALLOCATION

Dokyoung Lee was appointed Director of Research -- Strategic Asset Allocation in June 2011. Lee joined the Blend Strategies group as a senior portfolio manager in 2005 and was named director of research for the group in 2008. From 2001 to 2005, he served in the Japan Value Investment Policy Group as a senior portfolio manager and senior quantitative analyst. Lee joined the firm in 1994 as a quantitative analyst working on the US Small Cap Value team; he was named a portfolio manager for Emerging Markets Value in 1997. Previously, he was a consultant with Andersen Consulting and KPMG Peat Marwick. Lee earned a BSE from Princeton University and is a CFA charterholder. Location: New York


SETH MASTERS -- CHIEF INVESTMENT OFFICER -- BERNSTEIN GLOBAL WEALTH MANAGEMENT

Seth Masters is Chief Investment Officer of Bernstein Global Wealth Management. He heads the team that provides customized wealth-planning advice and manages the firm's private client portfolios. Masters was previously CIO for Asset Allocation, overseeing the firm's Dynamic Asset Allocation, Target Date, Target Risk and Indexed services. In June 2008, he was appointed head of AllianceBernstein's newly formed Defined Contribution business unit, which has since become an industry leader in custom target-date and lifetime income portfolios. Masters became CIO of Blend Strategies in 2002 and launched a range of style-blended services. From 1994 to 2002, he was CIO of Emerging Markets Value Equities. He joined Bernstein in 1991 as a research analyst covering global financial firms. Masters has frequently been cited in print and appeared on television programs dealing with investment strategy. He has published numerous articles, including "The Case for the 20,000 Dow"; "Long-Horizon Investment Planning in Globally Integrated Capital Markets"; "Is There a Better Way to Rebalance?"; and "The Future of Defined Contribution Plans." Masters worked as a senior associate at Booz, Allen & Hamilton from 1986 to 1990 and taught economics in China from 1983 to 1985. He holds an AB from Princeton University and an MPhil in economics from Oxford University. He is fluent in French and Mandarin Chinese. Location: New York


JUDITH A. DEVIVO -- SENIOR PORTFOLIO MANAGER -- INDEX STRATEGIES

Judith A. DeVivo is a Senior Vice President and Senior Portfolio Manager. She manages equity portfolios benchmarked to a variety of indices, including the S&P 500, S&P MidCap, MSCI EAFE, S&P SmallCap and Russell 2000, in addition to several customized accounts. DeVivo joined Alliance in 1971 and has held a variety of positions throughout the firm. Just prior to joining the Passive Management Group in 1984, she was head of portfolio administration for the firm. Location: New York

RAJEN JADAV, CFA -- PORTFOLIO MANAGER

Rajen Jadav is a member of the US Multi-Sector Portfolio Management team. He also manages US Inflation-Linked Securities portfolios and works on the Stable Value product. From 2006 to 2009, Jadav was a member of the Global Multi-Sector team, managing global and international fixed-income portfolios. He joined the firm in 1999 as a member of the Money Market team, for which he managed several tax-exempt money market funds. Prior to that, Jadav was a fund accountant at Bankers Trust. He earned a BS in business management and economics from the State University of New York, Stony Brook, and an MA in economics from New York University. Jadav is also a CFA charterholder. Location: New York

PATRICK RUDDEN, CFA PORTFOLIO CO-MANAGER -- DYNAMIC DIVERSIFIED PORTFOLIO AND INTERNATIONAL HEAD -- MULTI-ASSET SOLUTIONS

Patrick Rudden was appointed International Head of Multi-Asset Solutions in 2013 and is Co-Manager of the Dynamic Diversified Portfolio. From 2009 until 2013, he was head of Blend Strategies. Rudden joined the firm in 2001 as a senior portfolio manager for Value Equities. He has published numerous articles and research papers, including, "What It Means to Be a Value Investor"; "An Integrated Approach to Asset Allocation" (with Seth Masters); and "Taking the Risk Out of Defined Benefit Pension Plans: The Lure of LDI" (with Drew Demakis). Previously, Rudden was a managing director and head of global equity research at BARRA RogersCasey, an investment consulting firm. He holds an MA in English from Oxford University and an MBA from Cornell University. Rudden is a CFA charterholder. Location: London


JON P. DENFELD, CFA -- SENIOR PORTFOLIO MANAGER -- US MULTI-SECTOR

Jon P. Denfeld joined AllianceBernstein in 2008 as a portfolio manager on the US Multi-Sector team, focusing on short-duration and securitized strategies. From 2006 to 2007, he was a senior US portfolio manager at UBS, where he managed portfolios of asset-backed securities, mortgage-backed securities, commercial mortgage-backed securities and synthetics throughout the UBS global investment platform. From 1993 to 2006, Denfeld managed short-duration and residential-mortgage-related assets for Shay Assets Management, a fixed-income boutique in Chicago. He holds a BA in economics from Fairfield University and is a CFA charterholder. Location: New York

BEN SKLAR -- PORTFOLIO MANAGER -- INDEX STRATEGIES


Ben Sklar joined AllianceBernstein in 2006 as an associate portfolio manager in the Blend Strategies Group, managing global equity portfolios for institutional clients. He joined the Index Strategies team in 2009 as a Portfolio Manager, and has focused on developing a suite of custom index, structured equity and systematic volatility-management strategies. He holds a BA in English literature from Trinity College, Hartford, and an MBA in finance from New York University's Stern School of Business. Location: New York



----------------------------------------------------------------------------------------------------------------------------
                                     ALLIANCEBERNSTEIN COMMON STOCK FUND, SEPARATE ACCOUNT NO. 4 ("FUND")
                                                   ALLIANCEBERNSTEIN L.P. ("ADVISER")
                                                   INFORMATION AS OF DECEMBER 31, 2013
----------------------------------------------------------------------------------------------------------------------------
(a)(1) Portfolio     (a)(2) For each person identified in column (a)(1), (a)(3) For each of the categories in column (a)(2),
   manager(s) of        the number of other accounts of the Adviser         the number of accounts and the total
   the Adviser          managed by the person within each category          assets in the accounts with respect to
   named in the         below and the total assets in the accounts          which the advisory fee is based on the
   prospectus           managed within each category below                  performance of the account
                     -------------------------------------------------------------------------------------------------------
                       Registered         Other Pooled                     Registered         Other Pooled
                       Investment          Investment         Other        Investment          Investment         Other
                        Companies           Vehicles        Accounts        Companies           Vehicles        Accounts
                     -------------------------------------------------------------------------------------------------------
                      Number      Total   Number  Total   Number  Total   Number      Total   Number  Total   Number  Total
                        of        Assets    of    Assets    of    Assets    of        Assets    of    Assets    of    Assets
                     Accounts     ($MM)  Accounts ($MM)  Accounts ($MM)  Accounts     ($MM)  Accounts ($MM)  Accounts ($MM)
----------------------------------------------------------------------------------------------------------------------------
Judith A. DeVivo        21        20,206    17    3,165     82    25,864    --          --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------


Note: $MM means millions

For a description of any material conflicts, please see "Investment professional conflict of interest" later in the SAI.

For compensation information, please see "AllianceBernstein's compensation program" later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

--------------------------------------------------------------------------------------
                                     $10,001- $50,001- $100,001- $500,001-  OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
--------------------------------------------------------------------------------------
Judith A. DeVivo      X
--------------------------------------------------------------------------------------

The management of and investment decisions for the Fund's portfolio are made by AllianceBernstein's US Passive Team, which is responsible for management of all of AllianceBernstein's Passive accounts.

JUDITH A. DEVIVO -- SENIOR PORTFOLIO MANAGER -- INDEX STRATEGIES

Judith A. DeVivo is a Senior Vice President and Senior Portfolio Manager. She manages equity portfolios benchmarked to a variety of indices, including the S&P 500, S&P MidCap, MSCI EAFE, S&P SmallCap and Russell 2000, in addition to several customized accounts. DeVivo joined Alliance in 1971 and has held a variety of positions throughout the firm. Just prior to joining the Passive Management Group in 1984, she was head of portfolio administration for the firm. Location: New York

---------------------------------------------------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN MID CAP GROWTH FUND, SEPARATE ACCOUNT NO. 3 ("FUND")
                                                   ALLIANCEBERNSTEIN L.P. ("ADVISER")
                                                   INFORMATION AS OF DECEMBER 31, 2013
---------------------------------------------------------------------------------------------------------------------------
(a)(1) Portfolio     (a)(2) For each person identified in column
   manager(s) of        (a)(1), the number of other accounts of         (a)(3) For each of the categories in column
   the Adviser          the Adviser managed by the person                  (a)(2), the number of accounts and the
   named in the         within each category below and the total           total assets in the accounts with respect
   prospectus           assets in the accounts managed within              to which the advisory fee is based on the
                        each category below                                performance of the account
                     ------------------------------------------------------------------------------------------------------
                       Registered        Other Pooled                     Registered         Other Pooled
                       Investment         Investment         Other        Investment          Investment         Other
                        Companies          Vehicles        Accounts        Companies           Vehicles        Accounts
                     ------------------------------------------------------------------------------------------------------
                      Number     Total   Number  Total   Number  Total   Number      Total   Number  Total   Number  Total
                        of       Assets    of    Assets    of    Assets    of        Assets    of    Assets    of    Assets
                     Accounts    ($MM)  Accounts ($MM)  Accounts ($MM)  Accounts     ($MM)  Accounts ($MM)  Accounts ($MM)
---------------------------------------------------------------------------------------------------------------------------
John H. Fogarty         29       8,076     22     759    26,648  5,717     --          --      --      --
---------------------------------------------------------------------------------------------------------------------------


Note: $MM means millions

For a description of any material conflicts, please see "Investment professional conflict of interest" later in the SAI.

For compensation information, please see "AllianceBernstein's compensation program" later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

-------------------------------------------------------------------------------------------
                                          $10,001- $50,001- $100,001- $500,001-  OVER
 PORTFOLIO MANAGER        NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
-------------------------------------------------------------------------------------------
John H. Fogarty            X
-------------------------------------------------------------------------------------------

The management of and investment decisions for the Fund's portfolio are made by Mr. John H. Fogarty. Mr. Fogarty relies heavily on the fundamental research efforts of the firm's extensive internal research staff.

JOHN H. FOGARTY, CFA -- TEAM LEADER -- US MID CAP FUNDAMENTAL GROWTH AND PORTFOLIO MANAGER -- US GROWTH EQUITIES

John H. Fogarty has been Team Leader of US Mid Cap Fundamental Growth since late 2008. He joined the US Growth team in early 2009 as a Portfolio Manager for the US Growth and US Growth and Income services. In early 2012, Fogarty also became a Portfolio Manager for US Large Cap Growth. He rejoined the firm in 2007 as fundamental growth research analyst covering consumer-discretionary stocks in the US, having previously spent nearly three years as a hedge fund manager at Dialectic Capital Management and Vardon Partners. Fogarty began his career at Alliance Capital in 1988, performing quantitative research while attending Columbia. He started full time with the firm in 1992, joined the US Large Cap Growth team as a generalist and quantitative analyst in 1995, and became a US Large Cap Growth portfolio manager in 1997. Fogarty received his BA in history from Columbia University. He is a CFA charterholder. Location: New York

INVESTMENT PROFESSIONAL CONFLICT OF INTEREST DISCLOSURE

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

EMPLOYEE PERSONAL TRADING

AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.

MANAGING MULTIPLE ACCOUNTS FOR MULTIPLE CLIENTS

AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

ALLOCATING INVESTMENT OPPORTUNITIES

AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

PORTFOLIO MANAGER COMPENSATION

AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The program is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

(i)Fixed base salary: The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii)Discretionary incentive compensation in the form of an annual cash bonus:
    AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/ her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any predetermined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.

(iii)Discretionary incentive compensation in the form of awards under AllianceBernstein's Incentive Compensation Awards Plan (''deferred awards''): AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, which are in the form of AllianceBernstein's publicly traded units or deferred cash (the option to take an award in deferred cash is limited to a certain portion of the total award), vest over a four-year period. The awards are generally forfeited if the employee resigns to work for a competitor of AllianceBernstein.

CONTRIBUTIONS UNDER ALLIANCEBERNSTEIN'S PROFIT SHARING/401(K) PLAN

The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

DISTRIBUTION OF THE CONTRACTS


Pursuant to a Distribution and Servicing Agreement between AXA Advisors, AXA Equitable, and certain of AXA Equitable's separate accounts, AXA Equitable paid AXA Advisors a fee of $325,380 for each of the years 2013, 2012 and 2011. AXA Equitable paid AXA Advisors as the distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts $577,490,356 in 2013, $630,130,187 in 2012 and $529,410,549
in 2011. Of these amounts, AXA Advisors retained $319,941,479, $371,036,017 and $268,084,019, respectively.


CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

JPMorgan Chase Bank, N.A. is the custodian for the shares of the Trusts owned by Separate Accounts No. 3, 4 and 10. There is no custodian for the shares of the Trusts owned by Separate Account No. 66.


The financial statements of each Separate Account at December 31, 2013 and for each of the two years in the period ended December 31, 2013, and the consolidated financial statements of AXA Equitable at December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

AXA EQUITABLE

We are managed by a Board of Directors which is elected by our shareholder(s). Our directors and certain of our executive officers and their principal occupations are as follows. Unless otherwise indicated, the following persons have been involved in the management of AXA Equitable and/or its affiliates in various executive positions during the last five years.


DIRECTORS AND PRINCIPAL OFFICERS



-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------
Henri de Castries                      Director, MONY Life (July 2004 to
AXA                                    September 2013) and MONY America (since
25, Avenue Matignon                    July 2004); Director of AXA Equitable
75008 Paris, France                    (since September 1993); Chairman of the
                                       Board of AXA Financial (since April
                                       1998); Vice Chairman (February 1996 to
                                       April 1998). Chairman and Chief
                                       Executive Officer of AXA since April
                                       2010; prior thereto, Chairman of the
                                       Management Board (May 2000 to April
                                       2010) and Chief Executive Officer of
                                       AXA (January 2000 to May 2002); Vice
                                       Chairman of AXA's Management Board
                                       (January 2000 to May 2000). Director or
                                       officer of various subsidiaries and
                                       affiliates of the AXA Group. Director
                                       of AllianceBernstein Corporation, the
                                       general partner of AllianceBernstein
                                       Holding and AllianceBernstein.
                                       Director, Nestle S.A. since April 2012.
                                       Director of Donaldson, Lufkin and
                                       Jenrette ("DLJ") (July 1993 to November
                                       2000).
-------------------------------------------------------------------------------

Denis Duverne                          Director, MONY Life (July 2004 to
AXA                                    September 2013) and MONY America (since
25, Avenue Matignon                    July 2004); Director of AXA Equitable
75008 Paris, France                    (since February 1998). Member of AXA's
                                       Board of Directors and Deputy Chief
                                       Executive Officer (since April 2010);
                                       prior thereto, Member of the AXA
                                       Management Board (February 2003 to
                                       April 2010) and Chief Financial Officer
                                       (May 2003 through December 2009), prior
                                       thereto, Executive Vice President,
                                       Finance, Control and Strategy, AXA
                                       (January 2000 to May 2003); prior
                                       thereto Senior Executive Vice
                                       President, International
                                       (US-UK-Benelux) AXA (January 1997 to
                                       January 2000); Member of the AXA
                                       Executive Committee (since January
                                       2000); Director, AXA Financial (since
                                       November 2003), AllianceBernstein
                                       (since February 1996) and various AXA
                                       affiliated companies. Director of DLJ
                                       (February 1997 to November 2000).
-------------------------------------------------------------------------------

Ramon de Oliveira                      Director of AXA Financial, AXA
Investment Audit Practice, LLC         Equitable and MONY America since May
70 South Fifth Street                  2011. Director of MONY Life (May 2011
Park Ridge, NJ 07656                   to September 2013). Since April 2010,
                                       Mr. de Oliveira has been a member of
                                       AXA's Board of Directors, where he
                                       serves on the Finance Committee (Chair)
                                       and Audit Committee, and from April
                                       2009 to April 2010, he was a member
                                       AXA's Supervisory Board. He is
                                       currently the Managing Director of the
                                       consulting firm Investment Audit
                                       Practice, LLC, based in New York. From
                                       2002 and 2006, Mr. de Oliveira was
                                       Adjunct Professor of Finance at
                                       Columbia University. Prior thereto,
                                       starting in 1977, he spent 24 years at
                                       JP Morgan & Co. where he was Chairman
                                       and Chief Executive Officer of JP
                                       Morgan Investment Management and was
                                       also a member of the firm's Management
                                       Committee since its inception in 1995.
                                       Upon the merger with Chase Manhattan
                                       Bank in 2001, Mr. de Oliveira was the
                                       only executive from JP Morgan & Co.
                                       asked to join the Executive Committee
                                       of the new firm with operating
                                       responsibilities. Mr. de Oliveira is
                                       currently a Trustee and Chairman of the
                                       Investment Committee of The Kauffman
                                       Foundation (since 2003), the Chairman
                                       of the Investment Committee of Fonds de
                                       Dotation du Louvre (since 2009), a
                                       Member of the Investment Committee of
                                       The Red Cross (since 2009), and a
                                       Director of Tattinger-Kobrand USA
                                       (since 2009), L'Atelier -- New York
                                       (since 2010) and Quilvest SA (since
                                       2011). Previously he was a Director of
                                       JP Morgan Suisse, American Century
                                       Company, Inc., SunGard Data Systems and
                                       The Hartford Insurance Company.
-------------------------------------------------------------------------------

Danny L. Hale                          Director of AXA Financial, AXA
900 20th Avenue South, Unit 1411       Equitable and MONY America since May
Nashville, TN 37212                    2010. Director of MONY Life (May 2010
                                       to September 2013). From January 2003
                                       to March 2008, served as Senior Vice
                                       President and Chief Financial Officer
                                       of The Allstate Corporation. Prior to
                                       joining The Allstate Corporation in
                                       January 2003, Executive Vice President
                                       and Chief Financial Officer of the
                                       Promus Hotel Corporation until its
                                       acquisition by the Hilton Hotels Group
                                       in 1999. Executive Vice President and
                                       Chief Financial Officer of USF&G
                                       Corporation from 1991 to 1998; prior
                                       thereto, President of the Chase
                                       Manhattan Leasing Company (1988 to
                                       1991).
-------------------------------------------------------------------------------

Richard C. Vaughan                     Director of AXA Financial, AXA
764 Lynnmore Lane                      Equitable and MONY America since May
Naples, FL 34108                       2010. Director of MONY Life (May 2010
                                       to September 2013). Executive Vice
                                       President and Chief Financial Officer
                                       of Lincoln Financial Group (1995 to May
                                       2005); prior thereto, Chief Financial
                                       Officer (June 1992 to 1995); Senior
                                       Vice President and Chief Financial
                                       Officer of Employee Benefits Division
                                       (July 1990 to 1995). Member of the
                                       Board of Directors of MBIA, Inc,
                                       serving on the Audit Committee (Chair).
-------------------------------------------------------------------------------

DIRECTORS AND PRINCIPAL OFFICERS (CONTINUED)


-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------
Anthony J. Hamilton                    Director of AXA Financial, Inc. (since
AXA UK plc                             December 1995). Director of AXA
79, Clapham Common, West Side          Equitable and MONY America (since May
London, England SW4 9AY                2006). Director of MONY Life (May 2006
                                       to September 2013). Retired
                                       Non-executive Chairman of AXA UK plc
                                       (1997 to March 2013) and Chairman of
                                       the Remuneration and Nomination
                                       Committee. Prior thereto, Chief
                                       Executive Officer (1978 to October
                                       2002) and Director (March 1978 to
                                       December 2004) of Fox-Pitt, Kelton
                                       Group Limited. Former Member of AXA's
                                       Board of Directors (April 2010 to April
                                       2013) and former Chairman of AXA's
                                       Audit Committee and a Member of AXA's
                                       Compensation and Human Resources
                                       Committee. Former Member of AXA's
                                       Supervisory Board (1996 to April 2010)
                                       and Chairman of the Audit Committee and
                                       Member of the Compensation Committee of
                                       AXA (1997 to April 2010); Former
                                       Director of Binley Limited (1994 to
                                       2009); Director of TAWA plc (since
                                       2004); Former Member of the Board of
                                       Governors of Club de Golf Valderrama
                                       (2006 to 2011).
-------------------------------------------------------------------------------

Barbara Fallon-Walsh                   Director of AXA Financial, AXA
1670 Stephens Drive                    Equitable and MONY America since May
Wayne, PA 19087                        2012. Director of MONY Life (May 2012
                                       to September 2013). From 2006 to
                                       December 2011, served as Head of
                                       Institutional Retirement Plan Services
                                       at The Vanguard Group, Inc.
                                       ("Vanguard"); prior thereto, served in
                                       several executive positions at Vanguard
                                       (1995 to 2006). Executive Vice
                                       President, Bay Area Region and LA Gold
                                       Coast Region at Bank of America
                                       Corporation from 1992 to 1995. From
                                       1981 to 1992, held several management
                                       positions at Security Pacific
                                       Corporation, which was acquired by Bank
                                       of America in 1992.
-------------------------------------------------------------------------------

Bertram L. Scott                       Director of AXA Financial, AXA
Affinity Health Plans                  Equitable and MONY America since May
2500 Halsey Street #2                  2012. Director of MONY Life (May 2012
Bronx, NY 10461                        to September 2013). President and Chief
                                       Executive Officer of Affinity Health
                                       Plans since November 2012. From June
                                       2010 to December 2011, served as
                                       President, U.S. Commercial of CIGNA
                                       Corporation. Executive Vice President
                                       of TIAA-CREF from 2000 to June 2010 and
                                       as President and Chief Executive
                                       Officer of TIAA-CREF Life Insurance
                                       Company from 2000 to 2007. Member of
                                       the Board of Directors of Becton,
                                       Dickinson and Company, and serves on
                                       the Audit Committee and Compensation
                                       and Benefits Committee since 2002.
-------------------------------------------------------------------------------

Lorie A. Slutsky                       Director of AXA Financial, Inc., AXA
The New York Community Trust           Equitable and MONY America (since
909 Third Avenue                       September 2006). Director of MONY Life
New York, NY 10022                     (September 2006 to September 2013).
                                       President of The New York Community
                                       Trust (since 1990). Prior thereto,
                                       Executive Vice President of The New
                                       York Community Trust (1987 to 1990).
                                       Director and Chairperson of Corporate
                                       Governance Committee and Member of
                                       Executive and Compensation Committees
                                       of AllianceBernstein Corporation (since
                                       July 2002); Former Director and
                                       Chairman of the Board of BoardSource,
                                       Former Trustee of The New School.
                                       Former Chairman of the Board of
                                       Governors of the Milano School of
                                       Management & Urban Policy (The New
                                       School).
-------------------------------------------------------------------------------

Peter S. Kraus                         Director of AXA Financial, Inc., AXA
AllianceBernstein Corporation          Equitable and MONY America (since
1345 Avenue of the Americas            February 2009). Director of MONY Life
New York, NY 10105                     (February 2009 to September 2013).
                                       Director, Chairman of the Board and
                                       Chief Executive Officer of
                                       AllianceBernstein Corporation (since
                                       December 2008). Prior thereto,
                                       Executive Vice President of Merrill
                                       Lynch & Co. (September 2008 to December
                                       2008). Prior thereto, co-head,
                                       Investment Management Division of
                                       Goldman Sachs Group, Inc. (March 1986
                                       to March 2008); also held the following
                                       positions: co-head of the Financial
                                       Institutions Group Tokyo (1990-1996).
                                       Currently, Director of Keewaydin Camp;
                                       Chairman of the Investment Committee of
                                       Trinity College; Chairman of the Board
                                       of California Institute of the Arts;
                                       and Co-Chair of Friends of the Carnegie
                                       International.
-------------------------------------------------------------------------------


OFFICERS -- DIRECTORS
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------
Mark Pearson                           Director (since January 2011),
                                       President and Chief Executive Officer
                                       (since February 2011), AXA Financial.
                                       Chairman of the Board and Chief
                                       Executive Officer (since February 2011)
                                       and Director (since January 2011), AXA
                                       Equitable, AXA Equitable Financial
                                       Services, LLC and MONY America.
                                       Director, Chairman of the Board and
                                       Chief Executive Officer of MONY Life
                                       (February 2011 to September 2013).
                                       Member of AXA's Management and
                                       Executive Committees (since 2008).
                                       President and Chief Executive Officer
                                       of AXA Japan (2008 to January 2011).
                                       Director, Representative Executive
                                       Officer, President and Chief Executive
                                       Officer (June 2010 to February 2011),
                                       AXA Japan Holding Co., Ltd and AXA Life
                                       Insurance Co., Ltd. (concurrently);
                                       prior thereto, Representative Director,
                                       President and Chief Executive Officer
                                       (June 2008 to June 2010). Regional
                                       Chief Executive Officer, Life, AXA Asia
                                       Life and AXA Asia Pacific Holdings
                                       Limited (concurrently) (October 2001 to
                                       June 2008). Director and President, AXA
                                       America Holdings, Inc. (since January
                                       2011). Director, AllianceBernstein
                                       Corporation (since February 2011).
-------------------------------------------------------------------------------

OTHER OFFICERS
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------
Salvatore Piazzolla                    Senior Executive Vice President (since
                                       March 2011), AXA Financial, Inc. and
                                       MONY America. Senior Executive Vice
                                       President of MONY Life (March 2011 to
                                       September 2013). Senior Executive
                                       Director and Chief Human Resources
                                       Officer, AXA Equitable Financial
                                       Services, LLC and AXA Equitable (since
                                       December 2012). Prior thereto, Senior
                                       Executive Vice President AXA Equitable
                                       Financial Services, LLC and AXA
                                       Equitable (March 2011 to December
                                       2012). Senior Executive Vice President,
                                       Head of Human Resources, UniCredit
                                       Group (2005 to February 2011). Vice
                                       President, Human Resources, General
                                       Electric (2001 to 2004). Director, MONY
                                       Assets Corp. (March 2011 to December
                                       2011).
-------------------------------------------------------------------------------

Andrea M. Nitzan                       Executive Director and Chief Accounting
                                       Officer (since December 2012), AXA
                                       Equitable Financial Services, LLC and
                                       AXA Equitable; prior thereto, Senior
                                       Vice President (May 2008 to December
                                       2012); Assistant Vice President and
                                       Chief of Staff (1996 to May 2008).
                                       Executive Vice President and Chief
                                       Accounting Officer, AXA Financial and
                                       MONY America (since September 2011).
                                       Executive Vice President and Chief
                                       Accounting Officer, MONY Life
                                       (September 2011 to September 2013).
-------------------------------------------------------------------------------

Dave S. Hattem                         Senior Executive Director and General
                                       Counsel (December 2012 to present);
                                       prior thereto, Senior Vice President
                                       (September 1999 to December 2012) and
                                       General Counsel (February 2010 to
                                       present) of AXA Equitable and AXA
                                       Equitable Financial Services, LLC;
                                       prior thereto, Senior Vice President
                                       (September 1999 to present) and Deputy
                                       General Counsel (May 2004 to February
                                       2010), Associate General Counsel
                                       (September 1999 to May 2004). Senior
                                       Executive Vice President (since May
                                       2013) and General Counsel (since May
                                       2010), AXA Financial, Inc.; prior
                                       thereto, Executive Vice President May
                                       2012 to May 2013) and General Counsel
                                       (since May 2010); Senior Vice President
                                       (September 2008 to May 2012) and
                                       General Counsel (May 2010 to present);
                                       Senior Vice President and Deputy
                                       General Counsel (September 2008 to May
                                       2010). Senior Executive Director (since
                                       December 2012) and General Counsel
                                       (since February 2010), MONY America;
                                       prior thereto, Executive Vice President
                                       (May 2012 to December 2012) and General
                                       Counsel (since February 2010).
                                       Executive Senior Vice President and
                                       Deputy General Counsel of MONY Life
                                       (December 2012 to September 2013; held
                                       previous positions). Executive Vice
                                       President (since July 2012) and General
                                       Counsel (since December 2010), AXA
                                       Equitable Life and Annuity Company.
                                       Executive Vice President (since June
                                       2012) and General Counsel (since
                                       December 2010), MONY Financial
                                       Services, Inc.
-------------------------------------------------------------------------------

Karen Field Hazin                      Lead Director (since December 2012),
                                       Secretary (since June 2005) and
                                       Associate General Counsel (since June
                                       2005), AXA Equitable Financial
                                       Services, LLC and AXA Equitable; prior
                                       thereto, Vice President, Secretary and
                                       Associate General Counsel (June 2005 to
                                       December 2012), Counsel (April 2005 to
                                       June 2005), Assistant Vice President
                                       and Counsel (December 2001 to June
                                       2003), Counsel (December 1996 to
                                       December 2001). Vice President,
                                       Secretary and Associate General
                                       Counsel, MONY America (since June
                                       2005). Vice President, Secretary and
                                       Associate General Counsel (since June
                                       2005), AXA Financial, Inc. Vice
                                       President and Secretary (since
                                       September 2005), AXA America Holdings,
                                       Inc. Vice President, Secretary and
                                       Associate General Counsel (since June
                                       2005), AXA Equitable Life and Annuity
                                       Company. Vice President, Secretary and
                                       Associate General Counsel (since June
                                       2005), AXA Distribution Holding
                                       Corporation. Vice President, Secretary
                                       and Associate General Counsel, MONY
                                       Life (June 2005 to September 2013).
-------------------------------------------------------------------------------

Anthony F. Recine                      Senior Vice President, Chief Compliance
                                       Officer (February 2005 to present) and
                                       Deputy General Counsel (February 2010
                                       to present) of MONY America. Managing
                                       Director, Chief Compliance Officer and
                                       Deputy General Counsel (since December
                                       2012), AXA Equitable and AXA Equitable
                                       Financial Services, LLC; prior thereto,
                                       Senior Vice President (February 2005 to
                                       December 2012), Chief Compliance
                                       Officer (February 2005 to present), and
                                       Deputy General Counsel (February 2010
                                       to present); prior thereto, Senior Vice
                                       President, Chief Compliance Officer and
                                       Associate General Counsel (February
                                       2005 to February 2010). Senior Vice
                                       President, Chief Compliance Officer and
                                       Deputy General Counsel, AXA Financial
                                       (since May 2010). Vice President,
                                       Deputy General Counsel and Chief
                                       Litigation Counsel (2000 to February
                                       2005) of The MONY Group; prior thereto,
                                       Vice President and Chief Litigation
                                       Counsel (1990 to 2000). Senior Vice
                                       President, Chief Compliance Officer
                                       (February 2005 to September 2013) and
                                       Deputy General Counsel (February 2010
                                       to September 2013) of MONY Life.
-------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------
Nicholas B. Lane                       Senior Executive Director (since
                                       December 2012) and Head of U.S. Life
                                       and Retirement (since November 2013),
                                       AXA Equitable Financial Services, LLC
                                       and AXA Equitable; prior thereto,
                                       Senior Executive Director and
                                       President, Retirement Savings (December
                                       2012 to November 2013); prior thereto,
                                       Senior Executive Vice President
                                       (February 2011 to December 2012) and
                                       President, Retirement Savings (February
                                       2011 to November 2013). Senior
                                       Executive Vice President (since
                                       February 2011) and Head of U.S. Life
                                       and Retirement (since November 2013),
                                       AXA Financial and MONY America; prior
                                       thereto, Senior Executive Vice
                                       President and President, Retirement
                                       Savings (February 2011 to November
                                       2013). Senior Executive Vice President
                                       and President, Retirement Savings, MONY
                                       Life (February 2011 to September 2013).
                                       Director and Member of the Audit
                                       Committee (since February 2011), U.S.
                                       Financial Life Insurance Company and
                                       AXA Equitable Life and Annuity Company.
                                       Director and Chief Retirement Savings
                                       Officer (since February 2011), AXA
                                       Advisors, LLC. Director and Member of
                                       the Audit Committee, AXA Corporate
                                       Solutions Life Reinsurance Company
                                       (November 2008 to March 2011).
                                       Director, Chairman of the Board,
                                       President, Chief Executive Officer and
                                       Chief Retirement Savings Officer (since
                                       February 2011), AXA Distributors, LLC.
                                       Director, AXA Distribution Holding
                                       Corporation (since October 2013). Head
                                       of Global Strategy & Business Support
                                       and Development (June 2008 to January
                                       2011), AXA SA. Senior Vice President of
                                       Retail Distribution Business Platforms
                                       (February 2006 to June 2008), AXA
                                       Equitable; prior thereto, Vice
                                       President (May 2005 to February 2006).
-------------------------------------------------------------------------------

Robert O. (Bucky) Wright. Jr.          Senior Executive Director and Head of
                                       Wealth Management, AXA Equitable
                                       Financial Services, LLC and AXA
                                       Equitable (since December 2012); prior
                                       thereto, Executive Vice President (July
                                       2010 to December 2012). Senior
                                       Executive Vice President and Head of
                                       Wealth Management (since December
                                       2012), MONY America; prior thereto,
                                       Executive Vice President (July 2010 to
                                       December 2012). Director (since July
                                       2010), Chairman of the Board and Chief
                                       Executive Officer (since May 2012) AXA
                                       Advisors, LLC; prior thereto, President
                                       (October 2012 to January 2013) and
                                       Chief Sales Officer (September 2009 to
                                       February 2013). Director (since
                                       February 2012), Executive Vice
                                       President (since April 2011) and Chief
                                       Sales Officer (since April 2010), AXA
                                       Network, LLC. Director (July 2010 to
                                       May 2012), MONY Brokerage, Inc.
                                       Director (July 2004 to May 2012) and
                                       Chairman of the Board (August 2004 to
                                       May 2012), MONY Securities Corporation.
                                       Executive Vice President (July 2010 to
                                       September 2013), MONY Life; prior
                                       thereto, Senior Vice President and
                                       Chief Agency Officer and various
                                       positions (1976 to July 2004).
-------------------------------------------------------------------------------

Anders B. Malmstrom                    Senior Executive Vice President and
                                       Chief Financial Officer (since June
                                       2012), AXA Financial, Inc. and MONY
                                       America. Senior Executive Director and
                                       Chief Financial Officer, AXA Equitable
                                       (since December 2012); prior thereto,
                                       Senior Executive Vice President and
                                       Chief Financial Officer (June 2012 to
                                       December 2012). Director (since July
                                       2012), Senior Executive Director and
                                       Chief Financial Officer (since June
                                       2012), AXA Equitable Financial
                                       Services, LLC. Director (since July
                                       2012), 1740 Advisers, Inc. Director,
                                       Chairman of the Board, President and
                                       Chief Executive Officer (since July
                                       2012), ACMC, LLC. Director (July 2012),
                                       AXA Advisors, LLC. Director and Senior
                                       Executive Vice President (since July
                                       2012), AXA America Holdings, Inc.
                                       Director and Chairman of the Board;
                                       Member of the Audit Committee (since
                                       July 2012), AXA Corporate Solutions
                                       Life Reinsurance Company. Director,
                                       Chairman of the Board and Chief
                                       Executive Officer (since July 2012),
                                       AXA Distribution Holding Corporation.
                                       Director (since July 2012) and Chairman
                                       of the Board (since August 2012);
                                       Member of the Audit Committee
                                       (Chairman) (since July), AXA Equitable
                                       Life and Annuity Company. Director and
                                       Chairman of the Board (since July
                                       2012), AXA RE Arizona Company.
                                       Director, Chairman of the Board and
                                       Chief Executive Officer (since July
                                       2012), Financial Marketing Agency, Inc.
                                       Director (since July 2012), Chairman of
                                       the Board, President and Chief
                                       Executive Officer (since August 2012),
                                       MONY Financial Services, Inc. Director
                                       (since July 2012), MONY Financial
                                       Resources of the Americas Limited.
                                       Director (since July 2012), MONY
                                       International Holdings, LLC. Director
                                       (since December 2013), 1740 Advisors,
                                       Inc. Director (since September 2012),
                                       MONY Life Insurance Company of the
                                       Americas, Ltd. Director and Chairman of
                                       the Board; Member of the Audit
                                       Committee (Chairman) (since July 2012),
                                       U.S. Financial Life Insurance Company.
                                       Senior Executive Vice President and
                                       Chief Financial Officer, MONY Life
                                       (June 2012 to September 2013). Member
                                       of the Executive Board and served as
                                       the Head of the Life Business, AXA
                                       Winterthur. Prior to joining AXA
                                       Winterthur in January 2009, Mr.
                                       Malmstrom was a Senior Vice President
                                       at Swiss Life, where he was also a
                                       member of the Management Committee. Mr.
                                       Malmstrom joined Swiss Life in 1997,
                                       and held several positions of
                                       increasing responsibility during his
                                       tenure.
-------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------
Joshua E. Braverman                    Senior Executive Director and Treasurer
                                       (since December 2012), AXA Equitable
                                       and AXA Equitable Financial Services;
                                       prior thereto, Executive Vice President
                                       and Treasurer (September 2012 to
                                       December 2012), Senior Vice President,
                                       Head of Derivatives (September 2009 to
                                       September 2012). Senior Executive Vice
                                       President (since May 2013) and
                                       Treasurer (since September 2012), AXA
                                       Financial, Inc. and MONY America; prior
                                       thereto, Executive Vice President and
                                       Treasurer (September 2012 to May 2013).
                                       Executive Vice President and Treasurer,
                                       MONY Life (September 2012 to September
                                       2013). Director, Executive Vice
                                       President, Chief Financial Officer and
                                       Treasurer and Member of the Audit
                                       Committee (since September 2012), AXA
                                       Equitable Life and Annuity Company.
                                       Director, Executive Vice President,
                                       Chief Financial Officer and Treasurer
                                       and Member of the Audit Committee
                                       (since September 2012), U.S. Financial
                                       Life Insurance Company. Director,
                                       President, Chief Executive Officer and
                                       Chief Investment Officer and Chairman
                                       of the Audit Committee (since September
                                       2012), AXA Corporate Solutions Life
                                       Reinsurance Company. Director and
                                       Chairman (since September 2012),
                                       Equitable Casualty Insurance Company.
                                       Director, President and Chief Executive
                                       Officer (since September 2012), AXA RE
                                       Arizona Company. Executive Vice
                                       President and Treasurer (since
                                       September 2012), AXA America Holdings,
                                       Inc. Director, President and Chief
                                       Financial Officer (since September
                                       2012), AXA Distribution Holding
                                       Corporation. Director and President,
                                       MONY Life Insurance Company of the
                                       Americas Limited (since September
                                       2012). Director, President and
                                       Treasurer (since September 2012), MONY
                                       International Holdings, LLC. Director,
                                       President and Treasurer (since
                                       September 2012), MBT, Ltd. Director,
                                       Chairman, President and Treasurer
                                       (since September 2012), MONY Financial
                                       Resources of the Americas Limited.
                                       Director, Executive Vice President,
                                       Chief Financial Officer and Treasurer
                                       (since September 2012), MONY Financial
                                       Services, Inc. Executive Vice President
                                       and Treasurer (since September 2012),
                                       1740 Advisors, Inc. Executive Vice
                                       President, Global Head of Derivatives
                                       at AEGON USA, LLC (May 2003 to
                                       September 2009).
-------------------------------------------------------------------------------

Michael B. Healy                       Executive Director (since December
                                       2012) and Chief Information Officer
                                       (since May 2011), AXA Equitable and AXA
                                       Equitable Financial Services; prior
                                       thereto, (Executive Vice President (May
                                       2011 to December 2012) and Chief
                                       Information Officer (since May 2011),
                                       Senior Vice President and Chief
                                       Information Officer (September 2010 to
                                       May 2011); Senior Vice President
                                       (September 2009 to November 2010).
                                       Executive Vice President and Chief
                                       Information Officer (since May 2011),
                                       AXA Financial and MONY America; prior
                                       thereto, Senior Vice President and
                                       Chief Information Officer (November
                                       2010 to May 2011); Senior Vice
                                       President (September 2009 to November
                                       2010). Executive Vice President and
                                       Chief Information Officer (May 2011 to
                                       September 2013), MONY Life; prior
                                       thereto, Senior Vice President and
                                       Chief Information Officer (November
                                       2010 to May 2011); Senior Vice
                                       President (September 2009 to November
                                       2010). Senior Vice President, Program
                                       Office at Marsh & McLennan Companies
                                       Inc. (April 2003 to August 2009).
-------------------------------------------------------------------------------

Keith E. Floman                        Managing Director and Chief Actuary,
                                       AXA Equitable and AXA Equitable
                                       Financial Services (since December
                                       2012); prior thereto, Senior Vice
                                       President and Actuary (November 2008 to
                                       December 2012), Vice President and
                                       Senior Actuary (August 2006 to November
                                       2008). Senior Vice President and
                                       Actuary, MONY America (since November
                                       2008); prior thereto, Vice President
                                       and Senior Actuary (August 2006 to
                                       November 2008). Senior Vice President
                                       and Actuary, MONY Life (November 2008
                                       to September 2013); prior thereto, Vice
                                       President and Senior Actuary (August
                                       2006 to November 2008). Senior Vice
                                       President and Actuary, AXA Equitable
                                       Life and Annuity Company (since
                                       December 2008). Senior Vice President
                                       and Actuary (since January 2009) and
                                       Appoint Actuary (since May 2008), U.S.
                                       Financial Life Insurance Company.
                                       Senior Vice President, AXA Corporate
                                       Solutions Life Reinsurance Company
                                       (since July 2007). Director, Executive
                                       Vice President and Chief Financial
                                       Officer, AXA RE Arizona Company (since
                                       May 2013). Director, Financial
                                       Marketing Agency, Inc. (since May 2013).
-------------------------------------------------------------------------------

Kevin E. Murray                        Executive Director, AXA Equitable and
                                       AXA Equitable Financial Services (since
                                       December 2012); prior thereto,
                                       Executive Vice President (September
                                       2004 to December 2012). Senior Vice
                                       President, Information Technology, AIG
                                       (1996 to September 2004).
-------------------------------------------------------------------------------

Sharon A. Ritchey                      Senior Executive Director and Chief
                                       Operating Officer, AXA Equitable and
                                       AXA Equitable Financial Services (since
                                       November 2013). Senior Executive Vice
                                       President and Chief Operating Officer,
                                       AXA Financial and MONY America (since
                                       November 2013). Executive Vice
                                       President, Retirement Plans Group, The
                                       Hartford Financial (January 1999 to
                                       January 2013).
-------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------
Kevin Molloy                           Senior Executive Vice President, AXA
                                       Financial and MONY Life (since May
                                       2013). Senior Executive Director, AXA
                                       Equitable and AXA Equitable Financial
                                       Services (since May 2013). Director and
                                       Vice Chairman of the Board, AXA
                                       Advisors, LLC (since September 2013).
                                       Director, AXA Network, LLC (since
                                       October 2013). Director and Member of
                                       Audit Committee, AXA Corporate
                                       Solutions Life Reinsurance Company
                                       (since March 2011). Senior Vice
                                       President, Business Support and
                                       Development, AXA (June 2010 to May
                                       2013). Vice President of Distribution
                                       Finance (April 2007 to June 2010), Vice
                                       President and head of North American
                                       Investor Relations (November 2003 to
                                       April 2007), Director of Corporate
                                       Finance (1999 to November 2003), AXA
                                       Equitable.
-------------------------------------------------------------------------------

Jurgen Schwering                       Senior Executive Vice President and
                                       Chief Risk Officer, AXA Financial, Inc.
                                       and MONY America (since February 2014).
                                       Senior Executive Director and Chief
                                       Risk Officer, AXA Equitable and AXA
                                       Equitable Financial Services (since
                                       February 2014). Member of the Board and
                                       Head of the Health Insurance, AXA
                                       Konzern AG (October 2012 to February
                                       2014); prior thereto, Member of the
                                       Board and Chief Investment Officer
                                       (January 2007 to October 2012); Chief
                                       Investment Officer (March 2004 to
                                       December 2006). Head of Investment
                                       Strategy (March 2000 to March 2004,
                                       Allianz Lebensversicherungs-AG; prior
                                       thereto, Executive Assistant for the
                                       Chief Financial Officer (September 1997
                                       to March 2000).
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Retirement Investment Account(R)

--------------------------------------------------------------------------------

SEPARATE ACCOUNTS UNITS OF INTEREST
UNDER GROUP ANNUITY CONTRACTS

                                     FUNDS

--------------------------------------------------------------------------------


POOLED SEPARATE ACCOUNTS

..   AllianceBernstein Balanced, Separate Account No. 10 -- Pooled

..   AllianceBernstein Common Stock, Separate Account No. 4 -- Pooled

..   AllianceBernstein Mid Cap Growth, Separate Account No. 3 -- Pooled

SEPARATE ACCOUNT NO. 66


..   AXA Global Equity Managed Volatility

..   AXA International Core Managed Volatility

..   AXA International Value Managed Volatility

..   AXA Large Cap Core Managed Volatility

..   AXA Large Cap Growth Managed Volatility

..   AXA Large Cap Value Managed Volatility

..   AXA Mid Cap Value Managed Volatility

..   AXA Mid Cap Value Managed Volatility

..   Charter/SM/ Multi-Sector Bond

..   Charter/SM/ Small Cap Value


..   EQ/AllianceBernstein Small Cap Growth

..   EQ/BlackRock Basic Value Equity

..   EQ/Calvert Socially Responsible

..   EQ/Capital Guardian Research



..   EQ/Equity 500 Index



..   EQ/Intermediate Government Bond



..   EQ/International Equity Index



..   EQ/JPMorgan Value Opportunities



..   EQ/Large Cap Growth Index


..   EQ/Mid Cap Index


..   EQ/Money Market

..   EQ/Quality Bond Plus


..   EQ/T.Rowe Price Growth Stock


..   EQ/Wells Fargo Advantage Omega Growth



..   Multimanager Technology

                                      OF
                     AXA EQUITABLE LIFE INSURANCE COMPANY

                 BY PHONE:                   BY REGULAR MAIL (CORRESPONDENCE  BY REGISTERED, CERTIFIED, OR OVERNIGHT
                                               AND CONTRIBUTION CHECKS):      DELIVERY (CONTRIBUTION CHECKS ONLY):

              1-800-967-4560                         AXA Equitable                       AXA Equitable
(service consultants are available weekdays          P.O. Box 8095                        30 Dan Road
      9 a.m. to 5 p.m. Eastern time)             Boston, MA 02266-8095                  Canton, MA 02021

---------------------------------------------------------------------------------------------------------------------------------
                                                   FINANCIAL STATEMENTS INDEX
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            PAGE
---------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNTS NO. 10 (POOLED),  Report of Independent Registered Public Accounting Firm............................... FSA-1
4 (POOLED), 3 (POOLED) AND
66 (POOLED)
---------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)    Statement of Assets and Liabilities, December 31, 2013................................ FSA-2
                                    ---------------------------------------------------------------------------------------------
                                    Statement of Operations for the Year Ended December 31, 2013.......................... FSA-3
                                    ---------------------------------------------------------------------------------------------
                                    Statements of Changes in Net Assets for the Years
                                    Ended December 31, 2013 and 2012...................................................... FSA-4
                                    ---------------------------------------------------------------------------------------------
                                    Portfolio of Investments, December 31, 2013........................................... FSA-5
---------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)     Statement of Assets and Liabilities, December 31, 2013................................ FSA-16
                                    ---------------------------------------------------------------------------------------------
                                    Statement of Operations for the Year Ended December 31, 2013.......................... FSA-17
                                    ---------------------------------------------------------------------------------------------
                                    Statements of Changes in Net Assets for the Years
                                    Ended December 31, 2013 and 2012...................................................... FSA-18
                                    ---------------------------------------------------------------------------------------------
                                    Portfolio of Investments, December 31, 2013........................................... FSA-19
---------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 3 (POOLED)     Statement of Assets and Liabilities, December 31, 2013................................ FSA-28
                                    ---------------------------------------------------------------------------------------------
                                    Statements of Operations for the Year Ended December 31, 2013......................... FSA-29
                                    ---------------------------------------------------------------------------------------------
                                    Statements of Changes in Net Assets for the Years
                                    Ended December 31, 2013 and 2012...................................................... FSA-30
                                    ---------------------------------------------------------------------------------------------
                                    Portfolio of Investments, December 31, 2013........................................... FSA-31
---------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 66 (POOLED)    Statements of Assets and Liabilities, December 31, 2013............................... FSA-34
                                    ---------------------------------------------------------------------------------------------
                                    Statements of Operations for the Year Ended December 31, 2013......................... FSA-45
                                    ---------------------------------------------------------------------------------------------
                                    Statements of Changes in Net Assets for the Years
                                    Ended December 31, 2013 and 2012...................................................... FSA-54
---------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT 10 (POOLED),       Notes to Financial Statements......................................................... FSA-70
4 (POOLED), 3 (POOLED) AND
66 (POOLED)
---------------------------------------------------------------------------------------------------------------------------------
AXA EQUITABLE LIFE                  Reports of Independent Registered Public Accounting Firm.............................. F-1
INSURANCE COMPANY                   ---------------------------------------------------------------------------------------------
                                    Consolidated Balance Sheets as of December 31, 2013 and 2012.......................... F-2
                                    ---------------------------------------------------------------------------------------------
                                    Consolidated Statements of Earnings (Loss), Years
                                    Ended December 31, 2013, 2012 and 2011................................................ F-3
                                    ---------------------------------------------------------------------------------------------
                                    Consolidated Statements of Comprehensive Income (Loss),
                                    Years Ended December 31, 2013, 2012 and 2011.......................................... F-4
                                    ---------------------------------------------------------------------------------------------
                                    Consolidated Statements of Equity, Years
                                    Ended December 31, 2013, 2012 and 2011................................................ F-5
                                    ---------------------------------------------------------------------------------------------
                                    Consolidated Statements of Cash Flows, Years
                                    Ended December 31, 2013, 2012 and 2011................................................ F-6
                                    ---------------------------------------------------------------------------------------------
                                    Notes to Consolidated Financial Statements............................................ F-8
---------------------------------------------------------------------------------------------------------------------------------
                                    The financial statements of the Funds reflect fees, charges and other expenses of the
                                    Separate Accounts applicable to contracts under RIA as in effect during the periods covered, as well as the expense charges made in accordance with the terms of all other contracts participating in the respective Funds.
---------------------------------------------------------------------------------------------------------------------------------

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Accounts No. 10, 4, 3 and 66 of AXA Equitable Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled), and each of the separate Variable Investment Options of Separate Account No. 66, of AXA Equitable Life Insurance Company ("AXA Equitable") at December 31, 2013, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, brokers and the underlying funds' transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 21, 2014

                                 FSA-1  #611978

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2013

ASSETS:
Investments (Notes 2 and 3):
   Common stocks -- at value (cost:
    $15,700,527).........................                   $19,782,784
   Rights -- at value (cost: $1,335).....                         1,285
   Long-term debt securities -- at
    value (amortized cost: $12,013,737)..                    12,132,367
   Short-term securities -- at value
    (amortized cost: $1,666,677).........                     1,666,677
Cash.....................................                       100,835
Foreign cash (cost:$42,661)..............                        42,665
Interest and dividends receivable........                       109,315
Receivable for investment securities
 sold....................................                       771,625
Other receivable.........................                           827
Fees receivable from Contractowners......                         8,503
                                                            -----------
   Total assets..........................                    34,616,883
                                                            -----------

LIABILITIES:
Payable for investments securities
 purchased...............................                     1,821,010
Due to AXA Equitable's General Account...                       141,870
Accrued custody and bank fees............                         8,138
Administrative fees payable..............                        21,951
Asset management fee payable.............                        22,021
Accrued expenses.........................                        10,922
                                                            -----------
   Total liabilities.....................                     2,025,912
                                                            -----------
NET ASSETS ATTRIBUTABLE TO
 CONTRACTOWNERS OR IN ACCUMULATION.......                   $32,590,971
                                                            ===========

                                          UNITS OUTSTANDING UNIT VALUES
                                          ----------------- -----------
Institutional............................            1      $ 31,015.57
RIA......................................       11,935           281.10
MRP......................................      430,837            67.28
EPP......................................          790           295.26
-----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-2

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2013

INVESTMENT INCOME (NOTE 2):
 Dividends (net of foreign taxes withheld of $27,825)....... $  561,787
 Interest...................................................    306,442
                                                             ----------
   Total investment income..................................    868,229
                                                             ----------
 Other income...............................................     51,725
                                                             ----------
   Total income.............................................    919,954
                                                             ----------

EXPENSES (NOTE 6):
 Investment management fees.................................   (158,989)
 Custody and bank fees......................................    (31,107)
 Other operating expenses...................................    (42,942)
                                                             ----------
   Total expenses...........................................   (233,038)
                                                             ----------

NET INVESTMENT INCOME.......................................    686,916
                                                             ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS (NOTE 2):
 Net realized gain from investments and foreign currency
   transactions.............................................  3,340,317
 Change in unrealized appreciation of investments and
   foreign currency denominated assets and liabilities......  1,213,863
                                                             ----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS......................................  4,554,180
                                                             ----------

NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS....... $5,241,096
                                                             ==========
-----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-3

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

                                             YEAR ENDED        YEAR ENDED
                                          DECEMBER 31, 2013 DECEMBER 31, 2012
                                          ----------------- -----------------
INCREASE/(DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income...................    $   686,916       $   720,191
 Net realized gain on investments and
   foreign currency transactions.........      3,340,317         1,425,649
 Change in unrealized appreciation of
   investments and foreign currency
   denominated assets and liabilities....      1,213,863         1,879,597
                                             -----------       -----------
   Net increase in assets attributable
    to operations........................      5,241,096         4,025,437
                                             -----------       -----------

FROM CONTRACTOWNER TRANSACTIONS:
 Contributions...........................      2,654,645         3,101,859
 Withdrawals.............................     (8,986,392)       (3,431,277)
 Asset management fees (Note 6)..........       (124,702)         (115,997)
 Administrative fees (Note 6)............       (303,532)         (291,328)
                                             -----------       -----------
   Net decrease in net assets
    attributable to contractowner
    transactions.........................     (6,759,981)         (736,743)
                                             -----------       -----------
INCREASE/(DECREASE) IN NET ASSETS........     (1,518,885)        3,288,694
NET ASSETS ATTRIBUTABLE TO
 CONTRACTOWNERS OR IN ACCUMULATION --
 BEGINNING OF PERIOD.....................     34,109,856        30,821,162
                                             -----------       -----------

NET ASSETS ATTRIBUTABLE TO
 CONTRACTOWNERS OR IN ACCUMULATION --
 END OF PERIOD...........................    $32,590,971       $34,109,856
                                             ===========       ===========
-----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-4

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2013

COMPANY                                            SHARES    U.S. $ VALUE
----------------------------------------------------------------------------
COMMON STOCKS -- 60.7%

FINANCIALS -- 13.2%

CAPITAL MARKETS -- 1.1%
3i Group PLC......................................   5,920   $     37,835
Bank of New York Mellon Corp. (The)...............   1,600         55,904
Daiwa Securities Group, Inc.......................   6,000         60,211
Deutsche Bank AG..................................   1,070         51,125
Eaton Vance Corp..................................     960         41,078
Franklin Resources, Inc...........................   1,010         58,307
SEI Investments Co................................   1,300         45,149
                                                             ------------
                                                                  349,609
                                                             ------------
COMMERCIAL BANKS -- 3.9%
Australia & New Zealand Banking Group Ltd.........   1,440         41,652
Banco Santander SA................................   4,753         42,811
BB&T Corp.........................................   1,720         64,190
Bendigo and Adelaide Bank Ltd.....................   3,350         35,285
BNP Paribas SA....................................     650         50,788
Comerica, Inc.....................................   1,150         54,671
Gunma Bank Ltd. (The).............................   7,000         39,188
HSBC Holdings PLC.................................  16,450        180,558
KeyCorp...........................................   4,100         55,022
Mitsubishi UFJ Financial Group, Inc...............   6,300         41,910
Raiffeisen Bank International AG..................   1,270         44,918
Resona Holdings, Inc..............................  10,000         51,124
Royal Bank of Canada..............................     630         42,342
Standard Chartered PLC............................   2,650         59,866
Sumitomo Mitsui Financial Group, Inc..............     900         46,894
Toronto-Dominion Bank (The).......................     450         42,399
US Bancorp........................................   2,150         86,860
Wells Fargo & Co..................................   4,130        187,502
Westpac Banking Corp..............................   2,125         61,722
Yamaguchi Financial Group, Inc....................   5,000         46,456
                                                             ------------
                                                                1,276,158
                                                             ------------
CONSUMER FINANCE -- 0.4%
American Express Co...............................     703         63,783
Discover Financial Services.......................     980         54,831
                                                             ------------
                                                                  118,614
                                                             ------------
DIVERSIFIED FINANCIAL SERVICES -- 2.8%
Bank of America Corp..............................   7,940        123,626
Berkshire Hathaway, Inc. -- Class B/(a)/..........     610         72,322
Challenger Ltd./Australia.........................   9,050         50,360
Citigroup, Inc....................................   1,140         59,405
ING Groep NV/(a)/.................................   4,470         62,542
Investor AB.......................................   1,700         58,672
JPMorgan Chase & Co...............................   3,158        184,680
Kinnevik Investment AB............................     590         27,392
McGraw Hill Financial, Inc........................     770         60,214
Moody's Corp......................................     770         60,422
NASDAQ OMX Group, Inc. (The)......................   1,150         45,770
ORIX Corp.........................................   2,400         42,255
Resolution Ltd....................................   8,600         50,489
                                                             ------------
                                                                  898,149
                                                             ------------
INSURANCE -- 4.2%
Aegon NV..........................................   6,160         58,471
Ageas.............................................   2,020         86,281
Alleghany Corp./(a)/..............................      80         31,997
Allianz SE........................................     530         95,196
COMPANY                                            SHARES    U.S. $ VALUE
----------------------------------------------------------------------------
INSURANCE (CONTINUED)
American International Group, Inc.................   1,170   $     59,728
AMP Ltd...........................................   6,190         24,377
Aviva PLC.........................................   4,940         36,965
Chubb Corp. (The).................................     230         22,225
CNP Assurances....................................   2,730         56,073
Everest Re Group Ltd..............................     130         20,263
Hannover Rueckversicherung SE.....................     490         42,119
Hartford Financial Services Group, Inc............   1,250         45,288
Manulife Financial Corp...........................   3,620         71,412
Mapfre SA.........................................   9,320         40,042
MetLife, Inc......................................     880         47,450
Muenchener Rueckversicherungs AG..................     335         73,927
Old Mutual PLC....................................  18,350         57,586
PartnerRe Ltd.....................................     710         74,855
RSA Insurance Group PLC...........................  35,460         53,680
SCOR SE...........................................   1,370         50,192
Suncorp Group Ltd.................................   2,210         25,992
Swiss Life Holding AG/(a)/........................     340         70,901
Travelers Cos., Inc. (The)........................     604         54,686
Unum Group........................................   1,590         55,777
WR Berkley Corp...................................   1,180         51,200
Zurich Insurance Group AG/(a)/....................     160         46,551
                                                             ------------
                                                                1,353,234
                                                             ------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.2%
American Capital Agency Corp......................   1,940         37,423
Annaly Capital Management, Inc....................   4,220         42,073
                                                             ------------
                                                                   79,496
                                                             ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.6%
Daito Trust Construction Co., Ltd.................     400         37,468
Sun Hung Kai Properties Ltd.......................   2,000         25,421
Swire Pacific Ltd. -- Class A.....................   4,500         52,877
UOL Group Ltd.....................................  10,000         49,194
Wheelock & Co., Ltd...............................  10,000         46,072
                                                             ------------
                                                                  211,032
                                                             ------------
Total Financials..................................              4,286,292
                                                             ------------

CONSUMER DISCRETIONARY -- 8.6%

AUTO COMPONENTS -- 1.1%
Autoliv, Inc......................................     610         55,998
Cie Generale des Etablissements Michelin -- Class
 B................................................     720         76,734
Magna International, Inc. -- Class A..............     720         59,023
Toyoda Gosei Co., Ltd.............................   2,100         49,016
TRW Automotive Holdings Corp./(a)/................     805         59,884
TS Tech Co., Ltd..................................   1,400         47,344
                                                             ------------
                                                                  347,999
                                                             ------------
AUTOMOBILES -- 1.5%
Bayerische Motoren Werke AG (Preference Shares)...     580         49,623
Daihatsu Motor Co., Ltd...........................   2,000         33,991
Ford Motor Co.....................................   5,390         83,168
Fuji Heavy Industries Ltd.........................   1,000         28,795
General Motors Co./(a)/...........................   1,630         66,618
Nissan Motor Co., Ltd.............................   4,900         41,142
Porsche Automobil Holding SE (Preference Shares)..     570         59,426
Renault SA........................................     720         58,038
Toyota Motor Corp.................................   1,000         61,094
                                                             ------------
                                                                  481,895
                                                             ------------

                                     FSA-5

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2013

COMPANY                                            SHARES    U.S. $ VALUE
----------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES -- 0.2%
H&R Block, Inc....................................   1,980   $     57,499
                                                             ------------

HOTELS, RESTAURANTS & LEISURE -- 0.7%
Echo Entertainment Group Ltd......................  17,990         39,706
McDonald's Corp...................................   1,072        104,016
Shangri-La Asia Ltd...............................  14,000         27,337
SJM Holdings Ltd..................................  15,000         50,426
                                                             ------------
                                                                  221,485
                                                             ------------
HOUSEHOLD DURABLES -- 0.5%
Panasonic Corp....................................   3,800         44,384
Sekisui Chemical Co., Ltd.........................   3,000         36,886
Sekisui House Ltd.................................   3,600         50,474
Sony Corp.........................................   1,900         32,817
                                                             ------------
                                                                  164,561
                                                             ------------
INTERNET & CATALOG RETAIL -- 0.1%
Amazon.com, Inc./(a)/.............................     120         47,855
                                                             ------------

LEISURE EQUIPMENT & PRODUCTS -- 0.3%
Hasbro, Inc.......................................     980         53,910
Namco Bandai Holdings, Inc........................   1,800         40,042
                                                             ------------
                                                                   93,952
                                                             ------------
MEDIA -- 3.0%
Axel Springer AG..................................     550         35,393
British Sky Broadcasting Group PLC................   3,800         53,119
Comcast Corp. -- Class A..........................     770         40,013
DIRECTV/(a)/......................................     865         59,763
Fairfax Media Ltd................................. 145,250         83,424
Gannett Co., Inc..................................   1,690         49,990
Interpublic Group of Cos., Inc. (The).............   2,990         52,923
Lagardere SCA.....................................   1,410         52,501
Liberty Media Corp./(a)/..........................     340         49,793
Nine Entertainment Co. Holdings Ltd./(a)/.........  42,220         74,411
Omnicom Group, Inc................................     820         60,983
Regal Entertainment Group -- Class A..............   2,220         43,179
Time Warner Cable, Inc. -- Class A................     250         33,875
Twenty-First Century Fox, Inc. -- Class A.........   2,340         82,321
Twenty-First Century Fox, Inc. -- Class B.........   1,660         57,436
Viacom, Inc. -- Class B...........................   1,160        101,315
Walt Disney Co. (The).............................     900         68,760
                                                             ------------
                                                                  999,199
                                                             ------------
MULTILINE RETAIL -- 0.3%
Marks & Spencer Group PLC.........................   5,130         36,844
Next PLC..........................................     610         55,149
                                                             ------------
                                                                   91,993
                                                             ------------
SPECIALTY RETAIL -- 0.8%
GameStop Corp. -- Class A.........................   1,030         50,738
Home Depot, Inc. (The)............................     760         62,578
Staples, Inc......................................   3,700         58,793
TJX Cos., Inc.....................................   1,290         82,212
                                                             ------------
                                                                  254,321
                                                             ------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.1%
Swatch Group AG (The).............................     480         54,271
                                                             ------------
Total Consumer Discretionary......................              2,815,030
                                                             ------------
COMPANY                                            SHARES    U.S. $ VALUE
----------------------------------------------------------------------------
INDUSTRIALS -- 8.0%

AEROSPACE & DEFENSE -- 1.9%
BAE Systems PLC...................................  16,010   $    115,530
Boeing Co. (The)..................................     890        121,476
European Aeronautic Defence and Space Co. NV......     510         39,217
L-3 Communications Holdings, Inc..................     200         21,372
Lockheed Martin Corp..............................     270         40,138
Northrop Grumman Corp.............................     480         55,013
Rockwell Collins, Inc.............................     780         57,657
Saab AB -- Class B................................   1,570         42,177
Safran SA.........................................     570         39,696
Thales SA.........................................   1,260         81,332
                                                             ------------
                                                                  613,608
                                                             ------------
AIR FREIGHT & LOGISTICS -- 0.4%
Deutsche Post AG..................................   1,860         67,919
United Parcel Service, Inc. -- Class B............     690         72,505
                                                             ------------
                                                                  140,424
                                                             ------------
AIRLINES -- 0.6%
Air New Zealand Ltd...............................  65,740         86,163
Deutsche Lufthansa AG/(a)/........................   2,400         50,995
easyJet PLC.......................................   1,115         28,423
Qantas Airways Ltd./(a)/..........................  46,820         46,017
                                                             ------------
                                                                  211,598
                                                             ------------
BUILDING PRODUCTS -- 0.1%
Asahi Glass Co., Ltd..............................   4,000         24,970
                                                             ------------

COMMERCIAL SERVICES & SUPPLIES -- 0.8%
Dai Nippon Printing Co., Ltd......................   5,000         53,215
Republic Services, Inc. -- Class A................   1,500         49,800
Securitas AB -- Class B...........................   4,870         51,893
Serco Group PLC...................................   6,130         50,683
Toppan Printing Co., Ltd..........................   6,000         48,121
                                                             ------------
                                                                  253,712
                                                             ------------
CONSTRUCTION & ENGINEERING -- 0.4%
Bouygues SA.......................................   1,430         54,165
Kinden Corp.......................................   5,000         52,451
Leighton Holdings Ltd.............................   1,870         27,059
                                                             ------------
                                                                  133,675
                                                             ------------
ELECTRICAL EQUIPMENT -- 0.2%
Alstom SA.........................................     760         27,760
Fuji Electric Co., Ltd............................   9,000         42,251
                                                             ------------
                                                                   70,011
                                                             ------------
INDUSTRIAL CONGLOMERATES -- 1.1%
3M Co.............................................     590         82,747
General Electric Co...............................   4,590        128,658
Hopewell Holdings Ltd.............................  15,000         50,866
Koninklijke Philips NV............................   1,580         58,273
Siemens AG........................................     250         34,204
                                                             ------------
                                                                  354,748
                                                             ------------
MACHINERY -- 1.2%
Cummins, Inc......................................     325         45,815
Deere & Co........................................     490         44,752
Hino Motors Ltd...................................   2,000         31,567
IHI Corp..........................................  11,000         47,664
Illinois Tool Works, Inc..........................     840         70,627

                                     FSA-6

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2013

COMPANY                                            SHARES     U.S. $ VALUE
--------------------------------------------------------------------------
MACHINERY (CONTINUED)
Ingersoll-Rand PLC................................     447    $     27,535
Mitsubishi Heavy Industries Ltd...................  10,000          62,056
Parker Hannifin Corp..............................     570          73,325
                                                              ------------
                                                                   403,341
                                                              ------------
PROFESSIONAL SERVICES -- 0.5%
Dun & Bradstreet Corp. (The)......................     430          52,783
Randstad Holding NV...............................     830          53,949
Robert Half International, Inc....................   1,220          51,228
                                                              ------------
                                                                   157,960
                                                              ------------
ROAD & RAIL -- 0.5%
Central Japan Railway Co..........................     500          59,041
Nippon Express Co., Ltd...........................  10,000          48,500
West Japan Railway Co.............................     900          39,072
                                                              ------------
                                                                   146,613
                                                              ------------
TRADING COMPANIES & DISTRIBUTORS -- 0.3%
ITOCHU Corp.......................................   4,300          53,263
Sumitomo Corp.....................................   4,500          56,667
                                                              ------------
                                                                   109,930
                                                              ------------
Total Industrials.................................               2,620,590
                                                              ------------

INFORMATION TECHNOLOGY -- 6.7%

COMMUNICATIONS EQUIPMENT -- 0.6%
Cisco Systems, Inc................................   4,130          92,718
Harris Corp.......................................     790          55,150
QUALCOMM, Inc.....................................     570          42,323
                                                              ------------
                                                                   190,191
                                                              ------------
COMPUTERS & PERIPHERALS -- 1.4%
Apple, Inc........................................     511         286,727
Hewlett-Packard Co................................   4,440         124,231
Seagate Technology PLC............................   1,110          62,338
                                                              ------------
                                                                   473,296
                                                              ------------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.7%
Corning, Inc......................................   3,660          65,221
FUJIFILM Holdings Corp............................   1,500          42,661
Hitachi Ltd.......................................   6,000          45,582
Hoya Corp.........................................     900          25,079
TE Connectivity Ltd...............................     690          38,026
                                                              ------------
                                                                   216,569
                                                              ------------
INTERNET SOFTWARE & SERVICES -- 0.5%
Google, Inc. -- Class A/(a)/......................     135         151,296
                                                              ------------

IT SERVICES -- 1.3%
Cap Gemini SA.....................................     840          56,949
Fujitsu Ltd./(a)/.................................   5,000          25,964
International Business Machines Corp..............     920         172,564
Leidos Holdings, Inc..............................   1,080          50,209
MasterCard, Inc. -- Class A.......................     120         100,255
Visa, Inc. -- Class A.............................     120          26,722
                                                              ------------
                                                                   432,663
                                                              ------------
OFFICE ELECTRONICS -- 0.1%
Xerox Corp........................................   3,230          39,309
                                                              ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.1%
Applied Materials, Inc............................   2,450          43,341
COMPANY                                            SHARES     U.S. $ VALUE
-----------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
Intel Corp........................................   4,880    $    126,685
KLA-Tencor Corp...................................     770          49,634
Lam Research Corp./(a)/...........................     950          51,727
STMicroelectronics NV.............................   3,830          30,796
Texas Instruments, Inc............................   1,030          45,227
                                                              ------------
                                                                   347,410
                                                              ------------
SOFTWARE -- 1.0%
Activision Blizzard, Inc..........................   1,530          27,280
Microsoft Corp....................................   5,940         222,334
Oracle Corp.......................................   1,910          73,077
                                                              ------------
                                                                   322,691
                                                              ------------
Total Information Technology......................               2,173,425
                                                              ------------

HEALTH CARE -- 6.6%

BIOTECHNOLOGY -- 0.7%
Amgen, Inc........................................     424          48,404
Celgene Corp./(a)/................................     330          55,757
Gilead Sciences, Inc./(a)/........................   1,340         100,701
Vertex Pharmaceuticals, Inc./(a)/.................     390          28,977
                                                              ------------
                                                                   233,839
                                                              ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.1%
Abbott Laboratories...............................   1,820          69,761
Becton Dickinson and Co...........................     300          33,147
Covidien PLC......................................     470          32,007
Edwards Lifesciences Corp./(a)/...................     790          51,950
Medtronic, Inc....................................   1,540          88,380
Sorin SpA/(a)/....................................  11,220          32,077
Zimmer Holdings, Inc..............................     525          48,925
                                                              ------------
                                                                   356,247
                                                              ------------
HEALTH CARE PROVIDERS & SERVICES -- 1.5%
Aetna, Inc........................................     700          48,013
Alfresa Holdings Corp.............................     800          39,785
AmerisourceBergen Corp. -- Class A................     815          57,303
Celesio AG........................................   1,640          51,976
Health Net, Inc./CA/(a)/..........................   2,570          76,252
Medipal Holdings Corp.............................   3,900          51,586
Suzuken Co. Ltd/Aichi Japan.......................   1,100          35,702
UnitedHealth Group, Inc...........................     840          63,252
WellPoint, Inc....................................     720          66,521
                                                              ------------
                                                                   490,390
                                                              ------------
PHARMACEUTICALS -- 3.3%
AbbVie, Inc.......................................   1,990         105,092
Bayer AG..........................................     780         109,576
Eli Lilly & Co....................................   1,530          78,030
GlaxoSmithKline PLC...............................   2,110          56,384
Johnson & Johnson.................................   2,310         211,573
Merck & Co., Inc..................................   1,444          72,272
Novo Nordisk A/S -- Class B.......................     160          29,375
Otsuka Holdings Co., Ltd..........................   1,000          28,930
Pfizer, Inc.......................................   5,794         177,470
Roche Holding AG..................................     715         200,899
                                                              ------------
                                                                 1,069,601
                                                              ------------
Total Health Care.................................               2,150,077
                                                              ------------

                                     FSA-7

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2013

COMPANY                                    SHARES     U.S. $ VALUE
---------------------------------------------------------------------
ENERGY -- 5.7%

ENERGY EQUIPMENT & SERVICES -- 0.5%
Diamond Offshore Drilling, Inc............     720    $     40,982
Ensco PLC -- Class A......................   1,000          57,180
Schlumberger Ltd..........................     760          68,484
                                                      ------------
                                                           166,646
                                                      ------------
OIL, GAS & CONSUMABLE FUELS -- 5.2%
Apache Corp...............................     390          33,517
BP PLC....................................  18,110         146,792
Chevron Corp..............................   1,580         197,358
ConocoPhillips............................   1,420         100,323
ENI SpA...................................   3,524          85,292
Exxon Mobil Corp..........................   3,232         327,078
HollyFrontier Corp........................     950          47,205
Marathon Petroleum Corp...................     750          68,797
OMV AG....................................     930          44,583
Peabody Energy Corp.......................   2,100          41,013
Phillips 66...............................     990          76,359
Repsol SA.................................   1,880          47,516
Royal Dutch Shell PLC -- Class A (London).   3,000         107,534
Royal Dutch Shell PLC -- Class B..........   3,620         136,572
Statoil ASA...............................   1,900          46,190
Total SA..................................   1,900         116,812
Valero Energy Corp........................   1,600          80,640
                                                      ------------
                                                         1,703,581
                                                      ------------
Total Energy..............................               1,870,227
                                                      ------------

CONSUMER STAPLES -- 5.3%

BEVERAGES -- 0.1%
Coca-Cola West Co., Ltd...................   2,200          46,687
                                                      ------------
FOOD & STAPLES RETAILING -- 2.1%
Casino Guichard Perrachon SA..............     350          40,451
CVS Caremark Corp.........................     620          44,373
Empire Co., Ltd...........................     580          39,620
Koninklijke Ahold NV......................   3,880          69,842
Kroger Co. (The)..........................   1,920          75,898
Metcash Ltd...............................  10,940          30,955
Metro, Inc................................     850          51,920
Safeway, Inc..............................   1,630          53,089
Sysco Corp................................   1,720          62,092
Tesco PLC.................................  10,500          58,321
Wal-Mart Stores, Inc......................   1,440         113,314
WM Morrison Supermarkets PLC..............   8,510          36,845
                                                      ------------
                                                           676,720
                                                      ------------
FOOD PRODUCTS -- 1.6%
Archer-Daniels-Midland Co.................   1,420          61,628
Campbell Soup Co..........................     840          36,355
Dean Foods Co./(a)/.......................   2,810          48,304
Goodman Fielder Ltd.......................  81,720          50,171
Kraft Foods Group, Inc....................     870          46,910
Lindt & Spruengli AG......................      11          49,734
Mondelez International, Inc. -- Class A...   1,120          39,536
Nestle SA.................................   1,475         108,431
Orkla ASA.................................   4,640          36,259
Suedzucker AG.............................   1,950          52,719
                                                      ------------
                                                           530,047
                                                      ------------

COMPANY                                         SHARES     U.S. $ VALUE
--------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.4%
Colgate-Palmolive Co...........................   1,330    $     86,729
Kimberly-Clark Corp............................     530          55,364
                                                           ------------
                                                                142,093
                                                           ------------
PERSONAL PRODUCTS -- 0.2%
Herbalife Ltd..................................     640          50,368
                                                           ------------

TOBACCO -- 0.9%
British American Tobacco PLC...................   2,920         156,757
Philip Morris International, Inc...............   1,480         128,952
                                                           ------------
                                                                285,709
                                                           ------------
Total Consumer Staples.........................               1,731,624
                                                           ------------

TELECOMMUNICATION SERVICES -- 2.7%

DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.8%
AT&T, Inc......................................   4,500         158,220
BT Group PLC...................................   4,440          28,003
Deutsche Telekom AG............................   4,620          79,131
Frontier Communications Corp...................   7,120          33,108
Nippon Telegraph & Telephone Corp..............   2,000         107,931
Orange SA......................................   3,740          46,509
Telefonica Deutschland Holding AG..............   4,540          37,535
TeliaSonera AB Total Return on TeliaSonera AB..   7,210          60,221
Vivendi SA.....................................   1,209          31,942
                                                           ------------
                                                                582,600
                                                           ------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.9%
KDDI Corp......................................   1,200          74,083
NTT DoCoMo, Inc................................   3,300          54,445
Vodafone Group PLC.............................  41,800         164,604
                                                           ------------
                                                                293,132
                                                           ------------
Total Telecommunications Services..............                 875,732
                                                           ------------

MATERIALS -- 2.3%

CHEMICALS -- 1.4%
Akzo Nobel NV..................................     750          58,255
Asahi Kasei Corp...............................   5,000          39,296
BASF SE........................................     985         105,176
CF Industries Holdings, Inc....................     210          48,938
Daicel Corp....................................   5,000          40,828
JSR Corp.......................................   1,400          27,189
LyondellBasell Industries NV -- Class A........     900          72,252
Mitsubishi Chemical Holdings Corp..............   7,000          32,457
Yara International ASA.........................   1,030          44,411
                                                           ------------
                                                                468,802
                                                           ------------
CONSTRUCTION MATERIALS -- 0.2%
HeidelbergCement AG............................     610          46,356
                                                           ------------
CONTAINERS & PACKAGING -- 0.2%
Toyo Seikan Kaisha Ltd.........................   2,100          45,298
                                                           ------------

METALS & MINING -- 0.2%
Sims Metal Management Ltd./(a)/................   7,230          70,575
                                                           ------------
PAPER & FOREST PRODUCTS -- 0.3%
Stora Enso Oyj.................................   5,080          51,131

                                     FSA-8

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2013



COMPANY                               SHARES     U.S. $ VALUE
----------------------------------------------------------------
PAPER & FOREST PRODUCTS (CONTINUED)
UPM-Kymmene Oyj.....................     3,100   $     52,663
                                                 ------------
                                                      103,794
                                                 ------------
Total Materials.....................                  734,825
                                                 ------------

UTILITIES -- 1.6%

ELECTRIC UTILITIES -- 0.9%
Acciona SA..........................       920         53,083
Enel SpA............................    15,112         66,048
FirstEnergy Corp....................     1,740         57,385
Iberdrola SA........................    10,560         67,502
PPL Corp............................     1,580         47,542
                                                 ------------
                                                      291,560
                                                 ------------
GAS UTILITIES -- 0.1%
Tokyo Gas Co., Ltd..................     5,000         24,691
                                                 ------------
                                                       24,691
                                                 ------------
MULTI-UTILITIES -- 0.6%
E.ON SE.............................     3,620         66,917
GDF Suez............................     2,940         69,260
SCANA Corp..........................       580         27,219
Veolia Environnement SA.............     2,770         45,315
                                                 ------------
                                                      208,711
                                                 ------------
Total Utilities.....................                  524,962
                                                 ------------

Total Common Stocks
 (cost $15,700,527).................               19,782,784
                                                 ------------

                                     PRINCIPAL
                                      AMOUNT
                                       (000)
----------------------------------------------------------------
LONG-TERM DEBT SECURITIES -- 37.2%

GOVERNMENTS - TREASURIES -- 11.6%

UNITED STATES -- 11.6%
U.S. Treasury Bonds
 2.75%, 8/15/42.....................  $     10          7,923
  2.875%, 5/15/43...................        50         40,523
  3.00%, 5/15/42....................        65         54,509
  3.125%, 2/15/43...................        65         55,656
  3.625%, 8/15/43...................        85         80,272
  4.50%, 2/15/36....................        85         94,576
  4.625%, 2/15/40...................       230        259,756
  5.375%, 2/15/31...................        35         42,891
U.S. Treasury Notes
 0.125%, 4/30/15....................       390        389,543
  0.625%, 8/31/17...................       225        220,781
  0.75%, 6/30/17....................        50         49,473
  0.875%, 1/31/17...................        50         50,047
  1.00%, 8/31/16-3/31/17............       748        754,273
  1.25%, 10/31/18...................        85         83,333
  1.50%, 8/31/18....................       595        591,979
  1.625%, 8/15/22...................        95         86,309
  1.75%, 10/31/20-5/15/23...........        60         56,402
  2.50%, 8/15/23....................       415        398,530
  3.75%, 11/15/18...................        26         27,984
  4.125%, 5/15/15...................       405        426,547
                                                 ------------
Total Governments -- Treasuries.....                3,771,307
                                                 ------------

                                                  PRINCIPAL
                                                   AMOUNT
COMPANY                                             (000)     U.S. $ VALUE
-----------------------------------------------------------------------------
CORPORATES - INVESTMENT GRADES -- 9.9%/(B)/

INDUSTRIAL -- 4.5%

BASIC -- 0.4%
Barrick North America Finance LLC
 4.40%, 5/30/21..................................  $     23   $     22,145
Dow Chemical Co. (The)
 4.125%, 11/15/21                                        10         10,330
  4.375%, 11/15/42...............................        12         10,536
  7.375%, 11/01/29...............................         5          6,426
  8.55%, 5/15/19.................................        12         15,494
Freeport-McMoRan Copper & Gold, Inc.
 2.375%, 3/15/18.................................        16         15,961
Glencore Funding LLC
 4.125%, 5/30/23.................................        15         14,018
Rio Tinto Finance USA PLC
 2.25%, 12/14/18.................................        30         29,852
  2.875%, 8/21/22................................        19         17,709
  3.50%, 3/22/22.................................         7          6,869
                                                              ------------
                                                                   149,340
                                                              ------------
CAPITAL GOODS -- 0.1%
Owens Corning
 6.50%, 12/01/16.................................        25         27,742
Republic Services, Inc.
 5.50%, 9/15/19..................................        20         22,505
                                                              ------------
                                                                    50,247
                                                              ------------
COMMUNICATIONS - MEDIA -- 0.9%
21st Century Fox America, Inc.
 3.00%, 9/15/22..................................        55         51,703
  4.50%, 2/15/21.................................        25         26,797
  6.55%, 3/15/33.................................         5          5,685
CBS Corp.
 5.75%, 4/15/20..................................        30         33,676
Comcast Cable Communications Holdings, Inc.
 9.455%, 11/15/22................................        15         20,776
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
 3.80%, 3/15/22..................................        10          9,606
  4.60%, 2/15/21.................................        15         15,490
  4.75%, 10/01/14................................        15         15,446
Omnicom Group, Inc.
 3.625%, 5/01/22.................................        11         10,652
Reed Elsevier Capital, Inc.
 8.625%, 1/15/19.................................        27         33,851
TCI Communications, Inc.
 7.875%, 2/15/26.................................        25         32,387
Time Warner Cable, Inc.
 7.50%, 4/01/14..................................        10         10,166
Time Warner Entertainment Co. LP
 8.375%, 3/15/23.................................        15         17,253
WPP Finance 2010
 4.75%, 11/21/21.................................        16         16,633
                                                              ------------
                                                                   300,121
                                                              ------------
COMMUNICATIONS - TELECOMMUNICATIONS -- 0.6%
American Tower Corp.
 5.05%, 9/01/20..................................        30         31,724
AT&T, Inc.
 4.30%, 12/15/42.................................         7          5,938

                                     FSA-9

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2013

                                           PRINCIPAL
                                            AMOUNT
COMPANY                                      (000)     U.S. $ VALUE
----------------------------------------------------------------------
COMMUNICATIONS - TELECOMMUNICATIONS (CONTINUED)
  4.45%, 5/15/21..........................  $     17   $     17,898
  5.35%, 9/01/40..........................        18         17,810
British Telecommunications PLC
 9.625%, 12/15/30 /(c)/...................        12         17,907
Telefonica Emisiones SAU
 5.462%, 2/16/21..........................        10         10,551
United States Cellular Corp.
 6.70%, 12/15/33..........................         4          3,792
Verizon Communications, Inc.
 5.15%, 9/15/23...........................        20         21,474
  6.55%, 9/15/43..........................        30         35,099
  7.35%, 4/01/39..........................        20         24,840
                                                       ------------
                                                            187,033
                                                       ------------
CONSUMER CYCLICAL - AUTOMOTIVE -- 0.1%
Harley-Davidson Funding Corp.
 5.75%, 12/15/14..........................        27         28,198
                                                       ------------

CONSUMER CYCLICAL - ENTERTAINMENT -- 0.2%
Time Warner, Inc.
 4.00%, 1/15/22...........................         9          9,114
  4.70%, 1/15/21..........................        10         10,617
  7.625%, 4/15/31.........................        25         31,639
Viacom, Inc.
 5.625%, 9/15/19..........................         5          5,686
                                                       ------------
                                                             57,056
                                                       ------------
CONSUMER CYCLICAL - OTHER -- 0.1%
Wyndham Worldwide Corp.
 2.50%, 3/01/18...........................        35         34,881
                                                       ------------

CONSUMER CYCLICAL - RETAILERS -- 0.2%
Gap, Inc. (The)
 5.95%, 4/12/21...........................        30         33,149
Macy's Retail Holdings, Inc.
 3.875%, 1/15/22..........................        25         24,642
                                                       ------------
                                                             57,791
                                                       ------------
CONSUMER NON-CYCLICAL -- 0.6%
Actavis, Inc.
 3.25%, 10/01/22..........................        12         11,193
Ahold Finance USA LLC
 6.875%, 5/01/29..........................        24         28,420
Kroger Co. (The)
 3.40%, 4/15/22...........................        27         26,189
  3.85%, 8/01/23..........................        25         24,614
Mylan, Inc./PA
 2.55%, 3/28/19...........................        35         34,651
Reynolds American, Inc.
 3.25%, 11/01/22..........................        16         14,747
Thermo Fisher Scientific, Inc.
 4.15%, 2/01/24...........................        13         12,877
Tyson Foods, Inc.
 4.50%, 6/15/22...........................        30         30,545
                                                       ------------
                                                            183,236
                                                       ------------
ENERGY -- 0.6%
Anadarko Petroleum Corp.
 6.45%, 9/15/36...........................        11         12,352
Encana Corp.
 3.90%, 11/15/21..........................        10          9,929

                                        PRINCIPAL
                                         AMOUNT
COMPANY                                   (000)     U.S. $ VALUE
-------------------------------------------------------------------
ENERGY (CONTINUED)
Hess Corp.
 7.875%, 10/01/29......................  $      2   $      2,549
Marathon Petroleum Corp.
 5.125%, 3/01/21.......................        11         11,916
Nabors Industries, Inc.
 5.10%, 9/15/23........................        20         19,839
Noble Energy, Inc.
 8.25%, 3/01/19........................        29         36,045
Noble Holding International Ltd.
 3.95%, 3/15/22........................        10          9,776
  4.90%, 8/01/20.......................         5          5,277
Phillips 66
 4.30%, 4/01/22........................        21         21,341
Transocean, Inc.
 3.80%, 10/15/22.......................        11         10,426
  6.375%, 12/15/21.....................         2          2,247
  6.50%, 11/15/20......................        12         13,703
Valero Energy Corp.
 6.125%, 2/01/20.......................        17         19,418
Weatherford International Ltd./Bermuda
 5.125%, 9/15/20.......................        15         16,114
  9.625%, 3/01/19......................        15         19,273
                                                    ------------
                                                         210,205
                                                    ------------
TECHNOLOGY -- 0.3%
Agilent Technologies, Inc.
 5.00%, 7/15/20........................         7          7,547
HP Enterprise Services LLC
 7.45%, 10/15/29.......................         5          5,626
Intel Corp.
 4.80%, 10/01/41.......................        15         14,628
Motorola Solutions, Inc.
 3.50%, 3/01/23........................        27         24,979
Telefonaktiebolaget LM Ericsson
 4.125%, 5/15/22.......................        30         29,159
Total System Services, Inc.
 2.375%, 6/01/18.......................        14         13,620
  3.75%, 6/01/23.......................         8          7,395
                                                    ------------
                                                         102,954
                                                    ------------
TRANSPORTATION - AIRLINES -- 0.1%
Southwest Airlines Co.
 5.25%, 10/01/14.......................        10         10,320
  5.75%, 12/15/16......................        20         22,281
                                                    ------------
                                                          32,601
                                                    ------------
TRANSPORTATION - RAILROADS -- 0.1%
CSX Corp.
 4.75%, 5/30/42........................        30         28,497
                                                    ------------

TRANSPORTATION - SERVICES -- 0.2%
Asciano Finance Ltd.
 3.125%, 9/23/15.......................        30         30,679
Ryder System, Inc.
 5.85%, 11/01/16.......................        11         12,186
  7.20%, 9/01/15.......................        10         10,977
                                                    ------------
                                                          53,842
                                                    ------------
                                                       1,476,002
                                                    ------------

                                    FSA-10

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2013

                                  PRINCIPAL
                                   AMOUNT
COMPANY                             (000)   U.S. $ VALUE
--------------------------------------------------------
FINANCIAL INSTITUTIONS -- 3.9%

BANKING -- 2.4%
Bank of America Corp.
 3.30%, 1/11/23..................  $     20 $     18,925
  5.00%, 5/13/21.................        10       10,928
  5.70%, 1/24/22.................        15       16,978
  5.875%, 2/07/42................        17       19,443
  Series L
  5.65%, 5/01/18.................        50       56,913
Capital One Financial Corp.
 4.75%, 7/15/21..................        25       26,584
Citigroup, Inc.
 3.375%, 3/01/23.................        10        9,505
  4.50%, 1/14/22.................        34       36,030
  5.375%, 8/09/20................        46       52,331
  8.50%, 5/22/19.................        15       19,224
Compass Bank
 5.50%, 4/01/20..................        35       35,821
Fifth Third Bancorp
 3.50%, 3/15/22..................        12       11,702
Goldman Sachs Group, Inc. (The)
 5.75%, 1/24/22..................        55       61,913
  Series D
  6.00%, 6/15/20.................        15       17,199
  Series G
  7.50%, 2/15/19.................        35       42,629
HSBC Holdings PLC
 4.00%, 3/30/22..................        30       30,835
  5.10%, 4/05/21.................        20       22,229
JPMorgan Chase & Co.
 4.40%, 7/22/20..................        20       21,499
  4.50%, 1/24/22.................        20       21,155
Lloyds Bank PLC
 4.20%, 3/28/17..................        30       32,374
Macquarie Bank Ltd.
 5.00%, 2/22/17..................         9        9,760
Macquarie Group Ltd.
 4.875%, 8/10/17.................        21       22,613
Morgan Stanley
 3.75%, 2/25/23..................        20       19,461
  4.75%, 3/22/17.................        40       43,653
  Series G
  5.50%, 7/28/21.................        38       42,463
Murray Street Investment Trust I
 4.647%, 3/09/17.................         3        3,231
PNC Funding Corp.
 5.125%, 2/08/20.................        15       16,847
Royal Bank of Scotland PLC (The)
 5.625%, 8/24/20.................        10       11,195
  6.125%, 1/11/21................        25       28,297
State Street Corp.
 3.70%, 11/20/23.................        15       14,882
                                            ------------
                                                 776,619
                                            ------------
BROKERAGE -- 0.1%
Nomura Holdings, Inc.
 2.00%, 9/13/16..................        33       33,273
                                            ------------

                                         PRINCIPAL
                                          AMOUNT
COMPANY                                    (000)     U.S. $ VALUE
--------------------------------------------------------------------
FINANCE -- 0.1%
General Electric Capital Corp.
 4.65%, 10/17/21........................  $     13   $     14,163
  Series G
  5.625%, 5/01/18.......................        15         17,225
                                                     ------------
                                                           31,388
                                                     ------------
INSURANCE -- 1.0%
Allied World Assurance Co., Ltd.
 7.50%, 8/01/16.........................        13         14,924
American International Group, Inc.
  3.80%, 3/22/17........................        15         16,019
  4.875%, 6/01/22.......................        45         48,367
Coventry Health Care, Inc.
  6.125%, 1/15/15.......................         5          5,280
  6.30%, 8/15/14........................        25         25,878
Guardian Life Insurance Co. of America
 7.375%, 9/30/39........................        10         12,820
Hartford Financial Services Group, Inc.
 5.125%, 4/15/22........................        15         16,338
  6.10%, 10/01/41.......................        18         20,582
Humana, Inc.
 6.45%, 6/01/16.........................        10         11,174
Lincoln National Corp.
 8.75%, 7/01/19.........................         9         11,584
Massachusetts Mutual Life Insurance Co.
 8.875%, 6/01/39........................        10         14,331
MetLife, Inc.
 7.717%, 2/15/19........................        22         27,269
Nationwide Mutual Insurance Co.
 9.375%, 8/15/39........................        25         35,058
Prudential Financial, Inc.
 4.50%, 11/15/20........................        19         20,383
  5.625%, 6/15/43.......................        15         14,700
WellPoint, Inc.
 3.30%, 1/15/23.........................        11         10,265
XLIT Ltd.
 6.25%, 5/15/27.........................        19         21,283
                                                     ------------
                                                          326,255
                                                     ------------
OTHER FINANCE -- 0.1%
ORIX Corp.
 4.71%, 4/27/15.........................        17         17,724
                                                     ------------

REITS -- 0.2%
ERP Operating LP
 5.25%, 9/15/14.........................        24         24,764
HCP, Inc.
 5.375%, 2/01/21........................        30         32,657
Health Care REIT, Inc.
 5.25%, 1/15/22.........................        30         31,969
                                                     ------------
                                                           89,390
                                                     ------------
                                                        1,274,649
                                                     ------------
UTILITY -- 1.4%

ELECTRIC -- 0.3%
Constellation Energy Group, Inc.
 5.15%, 12/01/20........................         6          6,385
Enersis SA/Cayman Island
 7.375%, 1/15/14........................        18         18,034

                                    FSA-11

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2013

                                       PRINCIPAL
                                        AMOUNT
COMPANY                                  (000)     U.S. $ VALUE
------------------------------------------------------------------
ELECTRIC (CONTINUED)
MidAmerican Energy Holdings Co.
 6.125%, 4/01/36......................  $     25   $     28,401
Pacific Gas & Electric Co.
 4.50%, 12/15/41......................        10          9,402
TECO Finance, Inc.
 4.00%, 3/15/16.......................        10         10,603
  5.15%, 3/15/20......................        10         10,967
Wisconsin Energy Corp.
 6.25%, 5/15/67.......................        32         33,000
                                                   ------------
                                                        116,792
                                                   ------------
NATURAL GAS -- 1.0%
Energy Transfer Partners LP
 6.125%, 2/15/17......................        10         11,123
  6.625%, 10/15/36....................         5          5,388
  6.70%, 7/01/18......................        15         17,416
Enterprise Products Operating LLC
 3.35%, 3/15/23.......................        20         18,998
  5.20%, 9/01/20......................        20         22,248
GDF Suez
 1.625%, 10/10/17.....................        11         10,889
Kinder Morgan Energy Partners LP
 2.65%, 2/01/19.......................        18         17,800
  3.95%, 9/01/22......................        36         35,081
  4.15%, 3/01/22......................        11         10,920
Nisource Finance Corp.
 6.80%, 1/15/19.......................        30         34,914
ONEOK, Inc.
 4.25%, 2/01/22.......................        30         28,222
Sempra Energy
 4.05%, 12/01/23......................        35         34,560
TransCanada PipeLines Ltd.
 6.35%, 5/15/67.......................        28         28,762
Williams Cos., Inc. (The)
 3.70%, 1/15/23.......................        35         30,548
Williams Partners LP
 5.25%, 3/15/20.......................        20         21,869
                                                   ------------
                                                        328,738
                                                   ------------
                                                        445,530
                                                   ------------
NON CORPORATE SECTORS -- 0.1%

AGENCIES - NOT GOVERNMENT GUARANTEED -- 0.1%
Petrobras International Finance Co.
 5.75%, 1/20/20.......................        25         25,723
                                                   ------------
Total Corporates -- Investment Grades.                3,221,904
                                                   ------------

MORTGAGE PASS-THROUGHS -- 7.5%

AGENCY FIXED RATE 30-YEAR -- 6.4%
Federal Home Loan Mortgage Corp. Gold
 4.00%, 12/01/43, TBA.................        70         71,887
  4.50%, 10/01/39.....................       126        133,886
  Series 2007
  5.50%, 7/01/35......................        17         18,310
Federal National Mortgage Association
 3.00%, 4/01/43-8/01/43...............       183        173,918
  3.50%, 7/01/43......................       126        125,782

                                                     PRINCIPAL
                                                      AMOUNT
COMPANY                                                (000)     U.S. $ VALUE
--------------------------------------------------------------------------------
AGENCY FIXED RATE 30-YEAR (CONTINUED)
  3.50%, 12/01/43, TBA..............................  $    730   $    725,152
  4.00%, 12/01/43, TBA..............................       308        316,533
  4.50%, 12/25/43, TBA..............................       165        174,829
  5.00%, 12/25/43, TBA..............................        75         81,451
  5.50%, 1/01/35....................................        31         33,720
  Series 2003
  5.50%, 4/01/33-7/01/33............................        60         66,157
  Series 2004
  5.50%, 4/01/34-11/01/34...........................        41         45,059
  Series 2005
  4.50%, 8/01/35....................................        14         14,395
  Series 2007
  4.50%, 9/01/35....................................        39         40,980
  Series 2012
  3.00%, 7/01/42....................................        60         56,914
                                                                 ------------
                                                                    2,078,973
                                                                 ------------
AGENCY FIXED RATE 15-YEAR -- 1.1%
Federal National Mortgage Association
 2.50%, 12/01/28, TBA...............................       280        277,113
  3.50%, 2/01/29, TBA...............................        93         96,485
                                                                 ------------
                                                                      373,598
                                                                 ------------
Total Mortgage Pass-Throughs........................                2,452,571
                                                                 ------------

AGENCIES -- 3.4%

AGENCY DEBENTURES -- 3.4%
Federal Farm Credit Banks
 0.197%, 2/13/15/(d)/...............................       390        390,248
  Series 1
  0.165%, 3/26/15/(d)/..............................       250        250,070
Federal National Mortgage Association
 6.25%, 5/15/29.....................................        70         87,755
  6.625%, 11/15/30..................................       145        188,613
Residual Funding Corp. Principal Strip
 Zero Coupon, 7/15/20...............................       210        175,261
                                                                 ------------
Total Agencies......................................                1,091,947
                                                                 ------------

COMMERCIAL MORTGAGE-BACKED SECURITIES -- 3.0%

NON-AGENCY FIXED RATE CMBS -- 2.9%
Citigroup Commercial Mortgage Trust
 Series 2004-C1, Class A4
 5.383%, 4/15/40....................................        70         70,597
  Series 2006-C4, Class A1A
  5.778%, 3/15/49...................................        13         13,669
Commercial Mortgage Pass Through Certificates
  Series 2013-CR6, Class A2
  2.122%, 3/10/46...................................        65         64,880
Credit Suisse First Boston Mortgage Securities Corp
  Series 2005-C1, Class A4
  5.014%, 2/15/38...................................        94         96,689
Greenwich Capital Commercial Funding Corp.
  Series 2007-GG9, Class A4
  5.444%, 3/10/39...................................        30         32,404
GS Mortgage Securities Corp. II
  Series 2004-GG2, Class A6
  5.396%, 8/10/38...................................        77         78,254

                                    FSA-12

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2013

                                                     PRINCIPAL
                                                      AMOUNT
COMPANY                                                (000)     U.S. $ VALUE
--------------------------------------------------------------------------------
NON-AGENCY FIXED RATE CMBS (CONTINUED)
JP Morgan Chase Commercial Mortgage Securities
 Trust
  Series 2007-CB18, Class A1A
  5.431%, 6/12/47...................................  $     63   $     69,606
  Series 2007-LDPX, Class A1A
  5.439%, 1/15/49...................................        66         72,603
LB-UBS Commercial Mortgage Trust
  Series 2004-C4, Class A4
  5.494%, 6/15/29...................................         8          8,258
  Series 2006-C1, Class A4
  5.156%, 2/15/31...................................        95        101,464
Merrill Lynch Mortgage Trust
  Series 2005-CKI1, Class A6
  5.28%, 11/12/37...................................        50         52,992
  Series 2006-C2, Class A1A
  5.739%, 8/12/43...................................        14         15,633
Merrill Lynch/Countrywide Commercial Mortgage Trust
  Series 2006-4, Class A1A
  5.166%, 12/12/49..................................        64         69,745
Morgan Stanley Capital I Trust
  Series 2007-T27, Class A1A
  5.648%, 6/11/42...................................        49         54,637
UBS-Barclays Commercial Mortgage Trust
  Series 2012-C3, Class A4
  3.091%, 8/10/49...................................        17         16,122
  Series 2012-C4, Class A5
  2.85%, 12/10/45...................................        30         27,963
Wachovia Bank Commercial Mortgage Trust
  Series 2006-C25, Class A1A
  5.719%, 5/15/43...................................        52         57,345
WF-RBS Commercial Mortgage Trust
  Series 2013-C14, Class A5
  3.337%, 6/15/46...................................        33         31,447
                                                                 ------------
                                                                      934,308
                                                                 ------------
AGENCY CMBS -- 0.1%
Federal Home Loan Mortgage Corp.
  Series K010, Class A1
  3.32%, 7/25/20....................................        48         51,094
                                                                 ------------
Total Commercial Mortgage-Backed Securities.........                  985,402
                                                                 ------------

INFLATION-LINKED SECURITIES -- 0.8%

UNITED STATES -- 0.8%
U.S. Treasury Inflation Index
  0.125%, 4/15/16 (TIPS)............................       235        255,307
                                                                 ------------

ASSET-BACKED SECURITIES -- 0.5%

AUTOS - FIXED RATE -- 0.4%
Avis Budget Rental Car Funding AESOP LLC
  Series 2012-2A, Class A
  2.802%, 5/20/18...................................       100        103,130
Mercedes-Benz Auto Lease Trust
  Series 2013-A, Class A3
  0.59%, 2/15/16....................................        22         22,014
                                                                 ------------
                                                                      125,144
                                                                 ------------

                                                     PRINCIPAL
                                                      AMOUNT
COMPANY                                                (000)     U.S. $ VALUE
-----------------------------------------------------------------------------
HOME EQUITY LOANS - FIXED RATE -- 0.1%
Citifinancial Mortgage Securities, Inc.
  Series 2003-1, Class AFPT
  3.86%, 1/25/33....................................  $     10   $      9,784
Credit-Based Asset Servicing and Securitization LLC
  Series 2003-CB1, Class AF
  3.95%, 1/25/33....................................        20         20,207
                                                                 ------------
                                                                       29,991
                                                                 ------------
HOME EQUITY LOANS - FLOATING RATE -- 0.0%
Asset Backed Funding Certificates
  Series 2003-WF1, Class A2
  1.29%, 12/25/32/(d)/..............................        14         13,327
Residential Asset Securities Corp. Trust
  Series 2003-KS3, Class A2
  0.765%, 5/25/33/(d)/..............................         2          1,749
                                                                 ------------
                                                                       15,076
                                                                 ------------
Total Asset-Backed Securities.......................                  170,211
                                                                 ------------

GOVERNMENTS - SOVEREIGN BONDS -- 0.2%

POLAND -- 0.1%
Poland Government International Bond
  3.875%, 7/16/15...................................        39         40,806
                                                                 ------------
RUSSIA -- 0.1%
Russian Foreign Bond -- Eurobond
  7.50%, 3/31/30....................................        25         29,159
                                                                 ------------
Total Governments -- Sovereign Bonds................                   69,965
                                                                 ------------

COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%

NON-AGENCY FIXED RATE -- 0.1%
JP Morgan Alternative Loan Trust
  Series 2006-A3, Class 2A1
  2.672%, 7/25/36...................................        55         40,768
Merrill Lynch Mortgage Investors Trust
  Series 2005-A8, Class A1C1
  5.25%, 8/25/36....................................         2          2,393
                                                                 ------------
Total Collateralized Mortgage Obligations...........                   43,161
                                                                 ------------

LOCAL GOVERNMENTS - MUNICIPAL BONDS -- 0.1%

UNITED STATES -- 0.1%
California GO
  7.625%, 3/01/40...................................        25         32,697
                                                                 ------------

GOVERNMENTS - SOVEREIGN AGENCIES -- 0.1%

GERMANY -- 0.1%
Landwirtschaftliche Rentenbank
  5.125%, 2/01/17...................................        20         22,501
                                                                 ------------

QUASI-SOVEREIGNS -- 0.0%

MEXICO -- 0.0%
Petroleos Mexicanos
 3.50%, 7/18/18.....................................        15         15,394
                                                                 ------------
Total Long-Term Debt Securities
 (amortized cost $12,013,737).......................               12,132,367
                                                                 ------------

                                    FSA-13

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2013


COMPANY                                   SHARES     U.S. $ VALUE
--------------------------------------------------------------------
RIGHTS -- 0.0%

ENERGY -- 0.0%

OIL, GAS & CONSUMABLE FUELS -- 0.0%
Repsol SA, expiring 1/09/14/ (a)/.......     1,880   $      1,285
                                                     ------------
Total Rights
 (cost $1,335)..........................                    1,285
                                                     ------------

                                         PRINCIPAL
                                          AMOUNT
                                           (000)
--------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.1%

U.S. TREASURY BILLS -- 1.5%
U.S. Treasury Bill
 Zero Coupon, 3/20/14...................  $    490        489,936
                                                     ------------

TIME DEPOSIT -- 3.6%
  JPMorgan Nassau
   0.05%, 1/02/14
   (amortized cost $1,176,741)..........     1,177      1,176,741
                                                     ------------
Total Short-Term Investments
 (cost $1,666,677)......................                1,666,677
                                                     ------------

TOTAL INVESTMENTS -- 103.0%
  (cost/amortized cost $29,382,276).....               33,583,113
Other assets less liabilities -- (3.0)%.                 (992,142)
                                                     ------------

NET ASSETS -- 100.0%                                 $ 32,590,971
                                                     ============

-----------
(a)Non-income producing security.
(b)Classification of investment grade is unaudited.
(c)Variable rate coupon, rate shown as of December 31, 2013.
(d)Floating Rate Security. Stated interest rate was in effect at December 31, 2013.

Glossary:
CMBS -- Commercial Mortgage-Backed Securities
GO -- General Obligation
REIT -- Real Estate Investment Trust
TBA -- To Be Announced
TIPS -- Treasury Inflation Protected Security
The accompanying notes are an integral part of these financial statements.

                                    FSA-14

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONCLUDED)

DECEMBER 31, 2013

                % OF TOTAL INVESTMENTS* COUNTRY DIVERSIFICATION
                ----------------------- -----------------------
                        67.8%           United States
                         7.2%           Japan
                         6.1%           United Kingdom
                         3.6%           Germany
                         3.2%           France
                         2.3%           Australia
                         1.8%           Switzerland
                         1.2%           Netherlands
                         1.2%           Canada
                         1.0%           Sweden
                         0.8%           Spain
                         0.8%           Hong Kong
                         0.6%           Italy
                         0.4%           Norway
                         2.0%           Other
                         ----
                        100.0%
                        ======
-----------
* All data are as of December 31, 2013. The Fund's country breakdown is expressed as a percentage of long-term investments and may vary over time. "Other" country weightings represent 0.3% or less in the following countries: Austria, Belgium, Brazil, Cayman Islands, Chile, Denmark, Finland, Ireland, Mexico, New Zealand, Poland, Russia, and Singapore.
The accompanying notes are an integral part of these financial statements.

                                    FSA-15

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2013

ASSETS:
Investments (Notes 2 and 3):
  Common stocks -- at value (cost: $50,060,578)............... $86,779,646
  Short-term securities -- at value (amortized cost: 635,878).     635,878
Cash..........................................................     103,584
Interest and dividends receivable.............................      89,367
Fees receivable from Contractowners...........................       2,433
Variation Margin Due from Broker..............................       1,380
                                                               -----------
   Total assets...............................................  87,612,288
                                                               -----------

LIABILITIES:
Payable for investments securities purchased..................       3,927
Due to AXA Equitable's General Account........................     330,275
Accrued custody and bank fees.................................       8,951
Administrative fees payable...................................      27,594
Asset management fee payable..................................      16,637
Accrued expenses..............................................      65,965
                                                               -----------
   Total liabilities..........................................     453,349
                                                               -----------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION.. $87,158,939
                                                               ===========
Amount retained by AXA Equitable in Separate Account No. 4.... $ 4,461,074
Net assets attributable to contractowners.....................  46,640,457
Net assets allocated to contracts in payout period............  36,057,408
                                                               -----------
NET ASSETS.................................................... $87,158,939
                                                               ===========

               UNITS OUTSTANDING UNIT VALUES
               ----------------- -----------
Institutional.       3,248       $14,372.16
RIA...........       2,473         1,330.14
MRP...........      68,786           519.39
EPP...........       1,064         1,380.15

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-16

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2013

INVESTMENT INCOME (NOTE 2):
  Dividends (net of foreign taxes withheld of $86).......................... $ 1,399,528
  Interest..................................................................         210
                                                                             -----------
   Total investment income..................................................   1,399,738
                                                                             -----------
  Other income..............................................................      26,645
                                                                             -----------
   Total income.............................................................   1,426,383
                                                                             -----------

EXPENSES (NOTE 6):
  Investment management fees................................................    (106,954)
  Custody and bank fees.....................................................     (35,022)
  Other operating expenses..................................................     (64,759)
                                                                             -----------
   Total expenses...........................................................    (206,735)
                                                                             -----------

NET INVESTMENT INCOME.......................................................   1,219,648
                                                                             -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FUTURES CONTRACTS (NOTE 2):
  Net realized gain from investments........................................   9,406,538
  Net realized gain on futures contracts....................................      95,778
  Change in unrealized appreciation of investments..........................  12,800,527
  Change in unrealized appreciation on futures contracts....................      17,978
                                                                             -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FUTURES CONTRACTS.......  22,320,821
                                                                             -----------

NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS....................... $23,540,469
                                                                             ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-17

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED        YEAR ENDED
                                                                                     DECEMBER 31, 2013 DECEMBER 31, 2012
                                                                                     ----------------- -----------------
INCREASE/(DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income.............................................................   $  1,219,648      $  1,271,557
  Net realized gain on investments and futures contracts............................      9,502,316         4,592,823
  Change in unrealized appreciation of investments and futures contracts............     12,818,505         4,709,966
                                                                                       ------------      ------------
   Net increase in net assets attributable to operations............................     23,540,469        10,574,346
                                                                                       ------------      ------------

FROM CONTRACTOWNER TRANSACTIONS:
  Contributions.....................................................................      4,559,918         6,717,271
  Withdrawals.......................................................................    (15,608,416)      (11,498,651)
  Asset management fees (Note 6)....................................................        (56,135)          (51,511)
  Administrative fees (Note 6)......................................................       (357,118)         (344,018)
                                                                                       ------------      ------------
   Net decrease in net assets attributable to contractowner transactions............    (11,461,751)       (5,176,909)
                                                                                       ------------      ------------
   Net increase in net assets attributable to AXA Equitable's transactions..........          6,017             6,549
                                                                                       ------------      ------------
INCREASE IN NET ASSETS..............................................................     12,084,735         5,403,986
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- BEGINNING OF PERIOD.     75,074,204        69,670,218
                                                                                       ------------      ------------

NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- END OF PERIOD.......   $ 87,158,939      $ 75,074,204
                                                                                       ============      ============

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-18

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2013

COMPANY                                               SHARES U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS -- 99.6%

INFORMATION TECHNOLOGY -- 27.0%

COMMUNICATIONS EQUIPMENT -- 1.6%
CommScope Holding Co., Inc./(a)/.....................    216   $    4,087
F5 Networks, Inc./(a)/...............................    700       63,602
Harris Corp..........................................    180       12,566
JDS Uniphase Corp./(a)/..............................  1,590       20,638
Juniper Networks, Inc./(a)/..........................    830       18,733
Motorola Solutions, Inc..............................  2,020      136,350
Palo Alto Networks, Inc./(a)/........................    260       14,942
QUALCOMM, Inc........................................ 15,440    1,146,420
Riverbed Technology, Inc./(a)/.......................  1,360       24,589
                                                               ----------
                                                                1,441,927
                                                               ----------
COMPUTERS & PERIPHERALS -- 4.8%
3D Systems Corp./(a)/................................    900       83,637
Apple, Inc...........................................  6,362    3,569,782
EMC Corp./MA.........................................  9,380      235,907
NCR Corp./(a)/.......................................  1,460       49,727
NetApp, Inc..........................................  3,020      124,243
SanDisk Corp.........................................    900       63,486
Stratasys Ltd./(a)/..................................    180       24,246
                                                               ----------
                                                                4,151,028
                                                               ----------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.3%
Amphenol Corp. -- Class A............................  1,430      127,527
CDW Corp./DE.........................................     41          958
Dolby Laboratories, Inc. -- Class A/(a)/.............    160        6,170
FLIR Systems, Inc....................................    880       26,488
IPG Photonics Corp./(a)/.............................    260       20,178
National Instruments Corp............................    850       27,217
Trimble Navigation Ltd./(a)/.........................  2,280       79,116
                                                               ----------
                                                                  287,654
                                                               ----------
INTERNET SOFTWARE & SERVICES -- 5.5%
Akamai Technologies, Inc./(a)/.......................  1,570       74,073
eBay, Inc./(a)/...................................... 11,580      635,626
Equinix, Inc./(a)/...................................    470       83,402
Facebook, Inc. -- Class A/(a)/....................... 15,250      833,565
Google, Inc. -- Class A/(a)/.........................  2,430    2,723,325
IAC/InterActiveCorp..................................    640       43,962
LinkedIn Corp. -- Class A/(a)/.......................    870      188,642
Pandora Media, Inc./(a)/.............................  1,224       32,558
Rackspace Hosting, Inc./(a)/.........................    980       38,347
Twitter, Inc./(a)/...................................    543       34,562
VeriSign, Inc./(a)/..................................  1,240       74,127
                                                               ----------
                                                                4,762,189
                                                               ----------
IT SERVICES -- 6.6%
Accenture PLC -- Class A.............................  5,760      473,587
Alliance Data Systems Corp./(a)/.....................    480      126,206
Automatic Data Processing, Inc.......................  4,320      349,099
Booz Allen Hamilton Holding Corp.....................    250        4,788
Broadridge Financial Solutions, Inc..................  1,080       42,682
Cognizant Technology Solutions Corp. -- Class A/(a)/.  2,710      273,656
DST Systems, Inc.....................................    250       22,685
Fidelity National Information Services, Inc..........    230       12,346
Fiserv, Inc./(a)/....................................  2,320      136,996
FleetCor Technologies, Inc./(a)/.....................    594       69,599
Gartner, Inc./(a)/...................................    850       60,393
Genpact Ltd./(a)/....................................  1,480       27,188

COMPANY                                   SHARES U.S. $ VALUE
-------------------------------------------------------------
IT SERVICES (CONTINUED)
Global Payments, Inc.....................    680   $   44,193
International Business Machines Corp.....  9,306    1,745,526
Jack Henry & Associates, Inc.............    750       44,408
Lender Processing Services, Inc..........    690       25,792
MasterCard, Inc. -- Class A..............  1,080      902,297
NeuStar, Inc. -- Class A/(a)/............    580       28,919
Paychex, Inc.............................  2,580      117,467
Teradata Corp./(a)/......................  1,450       65,960
Total System Services, Inc...............  1,100       36,608
Vantiv, Inc. -- Class A/(a)/.............    780       25,436
Visa, Inc. -- Class A....................  4,690    1,044,369
Western Union Co. (The) -- Class W.......  4,940       85,215
                                                   ----------
                                                    5,765,415
                                                   ----------
OFFICE ELECTRONICS -- 0.0%
Zebra Technologies Corp. -- Class A/(a)/.     20        1,082
                                                   ----------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.7%
Advanced Micro Devices, Inc./(a)/........  5,350       20,705
Altera Corp..............................    900       29,277
Analog Devices, Inc......................  1,100       56,023
Applied Materials, Inc...................  7,100      125,599
Atmel Corp./(a)/.........................  3,750       29,362
Avago Technologies Ltd...................  2,000      105,780
Broadcom Corp. -- Class A................  2,200       65,230
Cree, Inc./(a)/..........................  1,000       62,570
Freescale Semiconductor Ltd./(a)/........    200        3,210
Intel Corp...............................  2,850       73,986
Lam Research Corp./(a)/..................    350       19,058
Linear Technology Corp...................  2,050       93,377
LSI Corp.................................    550        6,061
Maxim Integrated Products, Inc...........  2,600       72,566
Microchip Technology, Inc................  1,750       78,312
ON Semiconductor Corp./(a)/..............  3,800       31,312
Silicon Laboratories, Inc./(a)/..........    250       10,828
Skyworks Solutions, Inc./(a)/............  1,350       38,556
Texas Instruments, Inc...................  9,900      434,709
Xilinx, Inc..............................  2,350      107,912
                                                   ----------
                                                    1,464,433
                                                   ----------
SOFTWARE -- 6.5%
Adobe Systems, Inc./(a)/.................  1,740      104,191
ANSYS, Inc./(a)/.........................    830       72,376
Autodesk, Inc./(a)/......................  1,570       79,018
Cadence Design Systems, Inc./(a)/........  2,520       35,330
Citrix Systems, Inc./(a)/................  1,670      105,628
Concur Technologies, Inc./(a)/...........    410       42,304
Electronic Arts, Inc./(a)/...............  2,050       47,027
FactSet Research Systems, Inc............    410       44,518
FireEye, Inc./(a)/.......................    117        5,102
Fortinet, Inc./(a)/......................  1,180       22,573
Informatica Corp./(a)/...................    950       39,425
Intuit, Inc..............................  2,670      203,774
MICROS Systems, Inc./(a)/................    110        6,311
Microsoft Corp./(b)/..................... 74,720    2,796,770
NetSuite, Inc./(a)/......................    330       33,997
Oracle Corp.............................. 31,740    1,214,372
Red Hat, Inc./(a)/.......................  1,660       93,026
Rovi Corp./(a)/..........................    100        1,969
Salesforce.com, Inc./(a)/................  5,260      290,299
ServiceNow, Inc./(a)/....................    707       39,599

                                    FSA-19

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2013

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------
SOFTWARE (CONTINUED)
SolarWinds, Inc./(a)/........................    560  $    21,185
Solera Holdings, Inc.........................    590       41,748
Splunk, Inc./(a)/............................    930       63,863
Symantec Corp................................  4,520      106,582
Tableau Software, Inc. -- Class A/(a)/.......    100        6,893
TIBCO Software, Inc./(a)/....................  1,450       32,596
VMware, Inc. -- Class A/(a)/.................    760       68,180
Workday, Inc. -- Class A/(a)/................    310       25,780
                                                      -----------
                                                        5,644,436
                                                      -----------
Total Information Technology                           23,518,164
                                                      -----------

CONSUMER DISCRETIONARY -- 19.9%

AUTO COMPONENTS -- 0.5%
Allison Transmission Holdings, Inc...........     50        1,381
BorgWarner, Inc..............................  2,100      117,411
Delphi Automotive PLC........................  2,800      168,364
Gentex Corp./MI..............................    650       21,443
Goodyear Tire & Rubber Co. (The).............  2,100       50,085
Lear Corp....................................    100        8,097
Visteon Corp./(a)/...........................    450       36,850
                                                      -----------
                                                          403,631
                                                      -----------
AUTOMOBILES -- 0.5%
Ford Motor Co................................ 12,050      185,931
Harley-Davidson, Inc.........................  1,950      135,018
Tesla Motors, Inc./(a)/......................    770      115,793
Thor Industries, Inc.........................    400       22,092
                                                      -----------
                                                          458,834
                                                      -----------
DISTRIBUTORS -- 0.2%
Genuine Parts Co.............................  1,330      110,643
LKQ Corp./(a)/...............................  2,670       87,843
                                                      -----------
                                                          198,486
                                                      -----------
DIVERSIFIED CONSUMER SERVICES -- 0.1%
H&R Block, Inc...............................  2,350       68,244
Service Corp. International/US...............  1,450       26,289
Weight Watchers International, Inc...........    100        3,293
                                                      -----------
                                                           97,826
                                                      -----------
HOTELS, RESTAURANTS & LEISURE -- 3.3%
Bally Technologies, Inc./(a)/................    350       27,458
Brinker International, Inc...................    500       23,170
Burger King Worldwide, Inc...................    800       18,288
Chipotle Mexican Grill, Inc. -- Class A/(a)/.    300      159,834
Choice Hotels International, Inc.............     50        2,456
Darden Restaurants, Inc......................    750       40,778
Domino's Pizza, Inc..........................    500       34,825
Dunkin' Brands Group, Inc....................    896       43,187
International Game Technology................  2,250       40,860
Las Vegas Sands Corp.........................  3,500      276,045
Marriott International, Inc./DE -- Class A...  1,828       90,230
McDonald's Corp..............................  8,950      868,418
Norwegian Cruise Line Holdings Ltd./(a)/.....    190        6,739
Panera Bread Co. -- Class A/(a)/.............    250       44,173
SeaWorld Entertainment, Inc..................    250        7,193
Six Flags Entertainment Corp.................    580       21,356
Starbucks Corp...............................  6,700      525,213
Starwood Hotels & Resorts Worldwide, Inc.....    750       59,587
Wyndham Worldwide Corp.......................  1,250       92,112

COMPANY                                          SHARES U.S. $ VALUE
--------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE (CONTINUED)
Wynn Resorts Ltd................................    750   $  145,657
Yum! Brands, Inc................................  4,050      306,220
                                                          ----------
                                                           2,833,799
                                                          ----------
HOUSEHOLD DURABLES -- 0.4%
Jarden Corp./(a)/...............................  1,150       70,552
Newell Rubbermaid, Inc..........................  1,450       46,995
NVR, Inc./(a)/..................................     50       51,301
PulteGroup, Inc.................................  3,450       70,276
Taylor Morrison Home Corp./(a)/.................    150        3,368
Tempur Sealy International, Inc./(a)/...........    450       24,282
Tupperware Brands Corp..........................    500       47,265
Whirlpool Corp..................................     50        7,843
                                                          ----------
                                                             321,882
                                                          ----------
INTERNET & CATALOG RETAIL -- 2.7%
Amazon.com, Inc./(a)/...........................  3,310    1,319,995
Expedia, Inc....................................    920       64,087
Groupon, Inc./(a)/..............................  3,730       43,902
HomeAway, Inc./(a)/.............................    478       19,541
Liberty Interactive Corp. -- Class A/(a)/.......    350       10,272
Liberty Ventures -- Series A/(a)/...............    357       43,765
NetFlix, Inc./(a)/..............................    480      176,722
priceline.com, Inc./(a)/........................    500      581,200
TripAdvisor, Inc./(a)/..........................    980       81,173
zulily, Inc. -- Class A/(a)/....................     70        2,900
                                                          ----------
                                                           2,343,557
                                                          ----------
LEISURE EQUIPMENT & PRODUCTS -- 0.3%
Hasbro, Inc.....................................    800       44,008
Mattel, Inc.....................................  3,050      145,119
Polaris Industries, Inc.........................    600       87,384
                                                          ----------
                                                             276,511
                                                          ----------
MEDIA -- 5.1%
AMC Networks, Inc. -- Class A/(a)/..............    550       37,461
Cablevision Systems Corp. -- Class A............  1,700       30,481
CBS Corp. -- Class B............................  5,000      318,700
Charter Communications, Inc. -- Class A/(a)/....    600       82,056
Cinemark Holdings, Inc..........................    950       31,664
Clear Channel Outdoor Holdings, Inc. -- Class A.    350        3,549
Comcast Corp. -- Class A........................ 21,650    1,125,042
DIRECTV/(a)/....................................  4,635      320,232
Discovery Communications, Inc. -- Class A/(a)/..  2,150      194,403
DISH Network Corp. -- Class A/(a)/..............  1,800      104,256
Interpublic Group of Cos., Inc. (The)...........  1,650       29,205
Lamar Advertising Co. -- Class A/(a)/...........    700       36,575
Liberty Global PLC -- Class A/(a)/..............  2,975      264,745
Lions Gate Entertainment Corp...................    650       20,579
Madison Square Garden Co. (The) -- Class A/(a)/.    550       31,669
Morningstar, Inc................................    200       15,618
News Corp. -- Class A/(a)/......................  3,250       58,565
Omnicom Group, Inc..............................  2,250      167,332
Regal Entertainment Group -- Class A............    150        2,918
Scripps Networks Interactive, Inc. -- Class A...  1,000       86,410
Sirius XM Holdings, Inc./(a)/................... 12,950       45,196
Starz -- Class A/(a)/...........................    850       24,854
Time Warner Cable, Inc. -- Class A..............  2,600      352,300
Twenty-First Century Fox, Inc. -- Class A....... 13,100      460,858
Viacom, Inc. -- Class B.........................  4,025      351,543
Walt Disney Co. (The)...........................  3,600      275,040
                                                          ----------
                                                           4,471,251
                                                          ----------

                                    FSA-20

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2013

COMPANY                                      SHARES U.S. $ VALUE
----------------------------------------------------------------
MULTILINE RETAIL -- 1.0%
Big Lots, Inc./(a)/.........................    130  $     4,198
Dillard's, Inc. -- Class A..................    180       17,498
Dollar General Corp./(a)/...................  2,900      174,928
Dollar Tree, Inc./(a)/......................  1,980      111,711
Family Dollar Stores, Inc...................    850       55,224
Macy's, Inc.................................  2,630      140,442
Nordstrom, Inc..............................  1,280       79,104
Target Corp.................................  4,488      283,956
                                                     -----------
                                                         867,061
                                                     -----------
SPECIALTY RETAIL -- 4.2%
Aaron's, Inc................................     95        2,793
Abercrombie & Fitch Co. -- Class A..........     80        2,633
Advance Auto Parts, Inc.....................    650       71,942
American Eagle Outfitters, Inc..............  1,080       15,552
Ascena Retail Group, Inc./(a)/..............    150        3,174
AutoNation, Inc./(a)/.......................    430       21,367
AutoZone, Inc./(a)/.........................    350      167,279
Bed Bath & Beyond, Inc./(a)/................  1,940      155,782
Best Buy Co., Inc...........................    630       25,124
Cabela's, Inc./(a)/.........................    400       26,664
CarMax, Inc./(a)/...........................  1,970       92,629
Chico's FAS, Inc............................  1,320       24,869
Dick's Sporting Goods, Inc..................    870       50,547
DSW, Inc. -- Class A........................    540       23,074
Foot Locker, Inc............................    150        6,216
Gap, Inc. (The).............................  2,480       96,918
GNC Holdings, Inc. -- Class A...............    870       50,852
Home Depot, Inc. (The)...................... 13,091    1,077,913
L Brands, Inc...............................  2,130      131,741
Lowe's Cos., Inc............................  9,700      480,635
O'Reilly Automotive, Inc./(a)/..............  1,000      128,710
PetSmart, Inc...............................    920       66,930
Ross Stores, Inc............................  1,980      148,361
Sally Beauty Holdings, Inc./(a)/............  1,510       45,647
Signet Jewelers Ltd.........................     80        6,296
Tiffany & Co................................  1,000       92,780
TJX Cos., Inc...............................  6,450      411,059
Tractor Supply Co...........................  1,240       96,199
Ulta Salon Cosmetics & Fragrance, Inc./(a)/.    550       53,086
Urban Outfitters, Inc./(a)/.................    920       34,132
Williams-Sonoma, Inc........................    870       50,704
                                                     -----------
                                                       3,661,608
                                                     -----------
TEXTILES, APPAREL & LUXURY GOODS -- 1.6%
Carter's, Inc...............................    550       39,485
Coach, Inc..................................  2,500      140,325
Deckers Outdoor Corp./(a)/..................    150       12,669
Fossil Group, Inc./(a)/.....................    500       59,970
Hanesbrands, Inc............................    900       63,243
Michael Kors Holdings Ltd./(a)/.............  1,750      142,082
NIKE, Inc. -- Class B.......................  6,350      499,364
PVH Corp....................................    650       88,413
Ralph Lauren Corp...........................    550       97,113
Under Armour, Inc. -- Class A/(a)/..........    700       61,110
VF Corp.....................................  3,200      199,488
                                                     -----------
                                                       1,403,262
                                                     -----------
Total Consumer Discretionary................          17,337,708
                                                     -----------

COMPANY                                            SHARES U.S. $ VALUE
----------------------------------------------------------------------
INDUSTRIALS -- 12.4%

AEROSPACE & DEFENSE -- 4.0%
B/E Aerospace, Inc./(a)/..........................    850   $   73,975
Boeing Co. (The)..................................  6,800      928,132
Hexcel Corp./(a)/.................................    800       35,752
Honeywell International, Inc......................  7,050      644,158
Huntington Ingalls Industries, Inc................    450       40,505
Lockheed Martin Corp..............................  2,300      341,918
Precision Castparts Corp..........................  1,350      363,555
Rockwell Collins, Inc.............................  1,100       81,312
Spirit Aerosystems Holdings, Inc. -- Class A/(a)/.    100        3,408
TransDigm Group, Inc..............................    500       80,510
Triumph Group, Inc................................    100        7,607
United Technologies Corp..........................  7,750      881,950
                                                            ----------
                                                             3,482,782
                                                            ----------
AIR FREIGHT & LOGISTICS -- 1.0%
CH Robinson Worldwide, Inc........................  1,400       81,676
Expeditors International of Washington, Inc.......  1,800       79,650
United Parcel Service, Inc. -- Class B............  6,500      683,020
                                                            ----------
                                                               844,346
                                                            ----------
AIRLINES -- 0.4%
Alaska Air Group, Inc.............................    600       44,022
American Airlines Group, Inc./(a)/................    954       24,089
Copa Holdings SA -- Class A.......................    300       48,033
Delta Air Lines, Inc..............................  3,450       94,771
Southwest Airlines Co.............................    700       13,188
United Continental Holdings, Inc./(a)/............  3,127      118,294
                                                            ----------
                                                               342,397
                                                            ----------
BUILDING PRODUCTS -- 0.3%
Allegion PLC/(a)/.................................    550       24,305
AO Smith Corp.....................................    300       16,182
Armstrong World Industries, Inc./(a)/.............    200       11,522
Fortune Brands Home & Security, Inc...............  1,250       57,125
Lennox International, Inc.........................    450       38,277
Masco Corp........................................  3,150       71,725
                                                            ----------
                                                               219,136
                                                            ----------
COMMERCIAL SERVICES & SUPPLIES -- 0.4%
Cintas Corp.......................................    250       14,898
Clean Harbors, Inc./(a)/..........................    550       32,978
Copart, Inc./(a)/.................................    950       34,817
Iron Mountain, Inc................................  1,328       40,305
KAR Auction Services, Inc.........................    250        7,388
Pitney Bowes, Inc.................................    700       16,310
Rollins, Inc......................................    550       16,659
RR Donnelley & Sons Co............................    800       16,224
Stericycle, Inc./(a)/.............................    800       92,936
Waste Connections, Inc............................    975       42,539
Waste Management, Inc.............................    250       11,218
                                                            ----------
                                                               326,272
                                                            ----------
CONSTRUCTION & ENGINEERING -- 0.2%
Aecom Technology Corp./(a)/.......................     50        1,472
Chicago Bridge & Iron Co. NV......................    850       70,669
Fluor Corp........................................    900       72,261
Quanta Services, Inc./(a)/........................    300        9,468
                                                            ----------
                                                               153,870
                                                            ----------

                                    FSA-21

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2013

COMPANY                                 SHARES U.S. $ VALUE
-----------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.9%
AMETEK, Inc............................  2,090   $  110,080
Babcock & Wilcox Co. (The).............    600       20,514
Emerson Electric Co....................  4,750      333,355
Hubbell, Inc. -- Class B...............    400       43,560
Rockwell Automation, Inc...............  1,300      153,608
Roper Industries, Inc..................    900      124,812
SolarCity Corp./(a)/...................    200       11,364
                                                 ----------
                                                    797,293
                                                 ----------
INDUSTRIAL CONGLOMERATES -- 0.9%
3M Co..................................  5,200      729,300
Carlisle Cos., Inc.....................     50        3,970
Danaher Corp...........................  1,030       79,516
                                                 ----------
                                                    812,786
                                                 ----------
MACHINERY -- 2.0%
Caterpillar, Inc.......................  1,100       99,891
Colfax Corp./(a)/......................    700       44,583
Crane Co...............................    400       26,900
Cummins, Inc...........................  1,450      204,406
Deere & Co.............................  3,500      319,655
Donaldson Co., Inc.....................  1,150       49,979
Dover Corp.............................  1,150      111,021
Flowserve Corp.........................  1,300      102,479
Graco, Inc.............................    550       42,966
Harsco Corp............................     50        1,402
IDEX Corp..............................    700       51,695
Illinois Tool Works, Inc...............  1,300      109,304
Ingersoll-Rand PLC.....................  1,850      113,960
ITT Corp...............................    800       34,736
Lincoln Electric Holdings, Inc.........    750       53,505
Manitowoc Co., Inc. (The)..............  1,150       26,818
Navistar International Corp./(a)/......     50        1,910
Nordson Corp...........................    600       44,580
PACCAR, Inc............................    400       23,668
Pall Corp..............................    950       81,082
Snap-On, Inc...........................     50        5,476
Stanley Black & Decker, Inc............    150       12,104
Toro Co. (The).........................    450       28,620
Valmont Industries, Inc................    250       37,280
WABCO Holdings, Inc./(a)/..............    550       51,375
Wabtec Corp./DE........................    800       59,416
Xylem, Inc./NY.........................    100        3,460
                                                 ----------
                                                  1,742,271
                                                 ----------
MARINE -- 0.0%
Kirby Corp./(a)/.......................    300       29,775
                                                 ----------

PROFESSIONAL SERVICES -- 0.4%
Dun & Bradstreet Corp. (The)...........    350       42,963
Equifax, Inc...........................  1,100       75,999
IHS, Inc. -- Class A/(a)/..............    600       71,820
Nielsen Holdings NV....................    253       11,610
Robert Half International, Inc.........  1,200       50,388
Verisk Analytics, Inc. -- Class A/(a)/.  1,307       85,896
                                                 ----------
                                                    338,676
                                                 ----------
ROAD & RAIL -- 1.5%
AMERCO/(a)/............................     50       11,892
Avis Budget Group, Inc./(a)/...........    900       36,378
Con-way, Inc...........................    150        5,957

COMPANY                                      SHARES U.S. $ VALUE
----------------------------------------------------------------
ROAD & RAIL (CONTINUED)
CSX Corp....................................  4,550  $   130,903
Genesee & Wyoming, Inc. -- Class A/(a)/.....    200       19,210
Hertz Global Holdings, Inc./(a)/............  3,050       87,291
JB Hunt Transport Services, Inc.............    850       65,705
Kansas City Southern........................    950      117,638
Landstar System, Inc........................    400       22,980
Norfolk Southern Corp.......................    550       51,057
Old Dominion Freight Line, Inc./(a)/........    550       29,161
Union Pacific Corp..........................  4,200      705,600
                                                     -----------
                                                       1,283,772
                                                     -----------
TRADING COMPANIES & DISTRIBUTORS -- 0.4%
Fastenal Co.................................  2,600      123,526
HD Supply Holdings, Inc./(a)/...............    328        7,875
MRC Global, Inc./(a)/.......................    300        9,678
MSC Industrial Direct Co., Inc. -- Class A..    450       36,392
United Rentals, Inc./(a)/...................    850       66,257
WW Grainger, Inc............................    550      140,481
                                                     -----------
                                                         384,209
                                                     -----------
Total Industrials...........................          10,757,585
                                                     -----------

HEALTH CARE -- 12.2%

BIOTECHNOLOGY -- 4.7%
Alexion Pharmaceuticals, Inc./(a)/..........  1,800      239,508
Alkermes PLC/(a)/...........................  1,050       42,693
Amgen, Inc..................................  6,750      770,580
Ariad Pharmaceuticals, Inc./(a)/............  1,600       10,912
Biogen Idec, Inc./(a)/......................  2,200      615,450
BioMarin Pharmaceutical, Inc./(a)/..........  1,200       84,324
Celgene Corp./(a)/..........................  3,763      635,796
Cubist Pharmaceuticals, Inc./(a)/...........    600       41,322
Gilead Sciences, Inc./(a)/.................. 13,666    1,027,000
Incyte Corp. Ltd./(a)/......................    850       43,035
Medivation, Inc./(a)/.......................    600       38,292
Myriad Genetics, Inc./(a)/..................    700       14,686
Pharmacyclics, Inc./(a)/....................    550       58,179
Quintiles Transnational Holdings, Inc./(a)/.    100        4,634
Regeneron Pharmaceuticals, Inc./(a)/........    750      206,430
Seattle Genetics, Inc./(a)/.................    850       33,907
Theravance, Inc./(a)/.......................    700       24,955
United Therapeutics Corp./(a)/..............    450       50,886
Vertex Pharmaceuticals, Inc./(a)/...........  2,050      152,315
                                                     -----------
                                                       4,094,904
                                                     -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.5%
Baxter International, Inc...................  4,800      333,840
Becton Dickinson and Co.....................  1,700      187,833
Cooper Cos., Inc. (The).....................    350       43,344
CR Bard, Inc................................    750      100,455
DENTSPLY International, Inc.................    350       16,968
Edwards Lifesciences Corp./(a)/.............    950       62,472
Hologic, Inc./(a)/..........................    700       15,645
IDEXX Laboratories, Inc./(a)/...............    500       53,185
Intuitive Surgical, Inc./(a)/...............    350      134,428
ResMed, Inc.................................  1,200       56,496
Sirona Dental Systems, Inc./(a)/............    500       35,100
St Jude Medical, Inc........................  1,550       96,023
Stryker Corp................................  1,700      127,738
Varian Medical Systems, Inc./(a)/...........  1,000       77,690
Zimmer Holdings, Inc........................    100        9,319
                                                     -----------
                                                       1,350,536
                                                     -----------

                                    FSA-22

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2013

COMPANY                                              SHARES U.S. $ VALUE
------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES -- 1.8%
Aetna, Inc..........................................    850  $    58,302
AmerisourceBergen Corp. -- Class A..................  2,050      144,135
Brookdale Senior Living, Inc./(a)/..................    800       21,744
Catamaran Corp./(a)/................................  1,826       86,698
CIGNA Corp..........................................    150       13,122
Community Health Systems, Inc./(a)/.................     50        1,964
DaVita HealthCare Partners, Inc./(a)/...............  1,600      101,392
Envision Healthcare Holdings, Inc./(a)/.............    253        8,987
Express Scripts Holding Co./(a)/....................  6,392      448,974
HCA Holdings, Inc./(a)/.............................    150        7,157
Health Management Associates, Inc. -- Class A/(a)/..  2,300       30,130
Henry Schein, Inc./(a)/.............................    800       91,408
Laboratory Corp. of America Holdings/(a)/...........    850       77,664
McKesson Corp.......................................  2,000      322,800
Mednax, Inc./(a)/...................................    600       32,028
Patterson Cos., Inc.................................    700       28,840
Premier, Inc. -- Class A/(a)/.......................    189        6,948
Quest Diagnostics, Inc..............................    100        5,354
Tenet Healthcare Corp./(a)/.........................    862       36,307
Universal Health Services, Inc. -- Class B..........    550       44,693
                                                             -----------
                                                               1,568,647
                                                             -----------
HEALTH CARE TECHNOLOGY -- 0.2%
Cerner Corp./(a)/...................................  2,650      147,711
Veeva Systems, Inc. -- Class A/(a)/.................     88        2,825
                                                             -----------
                                                                 150,536
                                                             -----------
LIFE SCIENCES TOOLS & SERVICES -- 0.5%
Agilent Technologies, Inc...........................    350       20,016
Bruker Corp./(a)/...................................    900       17,793
Charles River Laboratories International, Inc./(a)/.    200       10,608
Covance, Inc./(a)/..................................    500       44,030
Illumina, Inc./(a)/.................................  1,150      127,213
Life Technologies Corp./(a)/........................    950       72,010
Mettler-Toledo International, Inc./(a)/.............    300       72,777
Techne Corp.........................................    150       14,201
Waters Corp./(a)/...................................    800       80,000
                                                             -----------
                                                                 458,648
                                                             -----------
PHARMACEUTICALS -- 3.5%
AbbVie, Inc......................................... 14,180      748,846
Actavis PLC/(a)/....................................  1,602      269,136
Allergan, Inc./United States........................  2,650      294,362
Bristol-Myers Squibb Co............................. 12,650      672,347
Eli Lilly & Co......................................  1,900       96,900
Endo Health Solutions, Inc./(a)/....................    950       64,087
Jazz Pharmaceuticals PLC/(a)/.......................    500       63,280
Johnson & Johnson...................................  3,250      297,667
Mylan, Inc./PA/(a)/.................................  3,347      145,260
Perrigo Co. PLC.....................................  1,136      174,331
Salix Pharmaceuticals Ltd./(a)/.....................    550       49,467
Zoetis, Inc.........................................  4,380      143,182
                                                             -----------
                                                               3,018,865
                                                             -----------
Total Health Care...................................          10,642,136
                                                             -----------

CONSUMER STAPLES -- 11.8%

BEVERAGES -- 3.5%
Brown-Forman Corp. -- Class B.......................  1,375      103,909
Coca-Cola Co. (The)................................. 34,150    1,410,736

COMPANY                                     SHARES U.S. $ VALUE
---------------------------------------------------------------
BEVERAGES (CONTINUED)
Coca-Cola Enterprises, Inc.................  2,450  $   108,118
Constellation Brands, Inc. -- Class A/(a)/.  1,250       87,975
Dr Pepper Snapple Group, Inc...............  1,800       87,696
Monster Beverage Corp./(a)/................  1,150       77,936
PepsiCo, Inc............................... 13,787    1,143,494
                                                    -----------
                                                      3,019,864
                                                    -----------
FOOD & STAPLES RETAILING -- 2.4%
Costco Wholesale Corp......................  3,950      470,089
CVS Caremark Corp..........................  1,200       85,884
Fresh Market, Inc. (The)/(a)/..............    350       14,175
Kroger Co. (The)...........................  4,650      183,815
Safeway, Inc...............................    150        4,886
Sprouts Farmers Market, Inc./(a)/..........     36        1,383
Sysco Corp.................................  1,800       64,980
Wal-Mart Stores, Inc.......................  9,572      753,221
Walgreen Co................................  6,350      364,744
Whole Foods Market, Inc....................  3,300      190,839
                                                    -----------
                                                      2,134,016
                                                    -----------
FOOD PRODUCTS -- 1.7%
Archer-Daniels-Midland Co..................    350       15,190
Campbell Soup Co...........................    950       41,116
ConAgra Foods, Inc.........................  3,400      114,580
Flowers Foods, Inc.........................  1,450       31,132
General Mills, Inc.........................  5,750      286,982
Green Mountain Coffee Roasters, Inc./(a)/..  1,350      102,033
Hershey Co. (The)..........................  1,300      126,399
Hillshire Brands Co........................  1,030       34,443
Hormel Foods Corp..........................  1,150       51,946
Ingredion, Inc.............................    100        6,846
JM Smucker Co. (The).......................    150       15,543
Kellogg Co.................................  2,100      128,247
Kraft Foods Group, Inc.....................  5,266      283,943
McCormick & Co., Inc./MD...................  1,200       82,704
Mead Johnson Nutrition Co. -- Class A......  1,850      154,956
Pinnacle Foods, Inc........................    150        4,119
WhiteWave Foods Co. -- Class A/(a)/........  1,198       27,482
                                                    -----------
                                                      1,507,661
                                                    -----------
HOUSEHOLD PRODUCTS -- 1.2%
Church & Dwight Co., Inc...................  1,250       82,850
Clorox Co. (The)...........................  1,000       92,760
Colgate-Palmolive Co.......................  8,300      541,243
Kimberly-Clark Corp........................  2,850      297,711
                                                    -----------
                                                      1,014,564
                                                    -----------
PERSONAL PRODUCTS -- 0.4%
Avon Products, Inc.........................  3,800       65,436
Coty, Inc. -- Class A......................    254        3,873
Estee Lauder Cos., Inc. (The) -- Class A...  2,050      154,406
Herbalife Ltd..............................    700       55,090
Nu Skin Enterprises, Inc. -- Class A.......    550       76,021
                                                    -----------
                                                        354,826
                                                    -----------
TOBACCO -- 2.6%
Altria Group, Inc.......................... 17,900      687,181
Lorillard, Inc.............................  3,350      169,778
Philip Morris International, Inc........... 14,677    1,278,807
Reynolds American, Inc.....................  2,100      104,979
                                                    -----------
                                                      2,240,745
                                                    -----------
Total Consumer Staples.....................          10,271,676
                                                    -----------

                                    FSA-23

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2013

COMPANY                                           SHARES U.S. $ VALUE
---------------------------------------------------------------------
FINANCIALS -- 5.3%

CAPITAL MARKETS -- 1.1%
Affiliated Managers Group, Inc./(a)/.............    500     $108,440
Ameriprise Financial, Inc........................    600       69,030
Artisan Partners Asset Management, Inc...........     50        3,260
BlackRock, Inc. -- Class A.......................    460      145,576
Charles Schwab Corp. (The).......................  1,300       33,800
Eaton Vance Corp.................................  1,000       42,790
Federated Investors, Inc. -- Class B.............    600       17,280
Franklin Resources, Inc..........................  3,600      207,828
Lazard Ltd. -- Class A...........................  1,100       49,852
LPL Financial Holdings, Inc......................    394       18,530
SEI Investments Co...............................  1,150       39,939
T Rowe Price Group, Inc..........................  2,300      192,671
Waddell & Reed Financial, Inc. -- Class A........    700       45,584
                                                             --------
                                                              974,580
                                                             --------
COMMERCIAL BANKS -- 0.0%
Signature Bank/New York NY/(a)/..................     50        5,371
                                                             --------

CONSUMER FINANCE -- 0.9%
American Express Co..............................  8,442      765,943
                                                             --------

DIVERSIFIED FINANCIAL SERVICES -- 0.5%
CBOE Holdings, Inc...............................    710       36,892
IntercontinentalExchange Group, Inc..............    700      157,444
Leucadia National Corp...........................    350        9,919
McGraw Hill Financial, Inc.......................  1,100       86,020
Moody's Corp.....................................  1,700      133,399
MSCI, Inc. -- Class A/(a)/.......................    450       19,674
                                                             --------
                                                              443,348
                                                             --------
INSURANCE -- 0.9%
Allied World Assurance Co. Holdings AG...........    100       11,281
American Financial Group, Inc./OH................    100        5,772
AON PLC..........................................  2,100      176,169
Arch Capital Group Ltd./(a)/.....................     50        2,985
Arthur J Gallagher & Co..........................  1,050       49,276
Axis Capital Holdings Ltd........................    250       11,892
Brown & Brown, Inc...............................    400       12,556
Chubb Corp. (The)................................    350       33,820
Endurance Specialty Holdings Ltd.................    150        8,801
Erie Indemnity Co. -- Class A....................    250       18,280
Hanover Insurance Group, Inc. (The)..............    100        5,971
Loews Corp.......................................    200        9,648
Marsh & McLennan Cos., Inc.......................  3,250      157,170
Progressive Corp. (The)..........................  4,250      115,897
Prudential Financial, Inc........................  1,550      142,941
Travelers Cos., Inc. (The).......................    950       86,013
Validus Holdings Ltd.............................     50        2,015
                                                             --------
                                                              850,487
                                                             --------
REAL ESTATE -- 0.1%
Realogy Holdings Corp./(a)/......................    900       44,523
                                                             --------

REAL ESTATE INVESTMENT TRUSTS (REITS) -- 1.6%
American Homes 4 Rent -- Class A.................     45          729
American Tower Corp..............................  3,540      282,563
Apartment Investment & Management Co. -- Class A.    650       16,842
Boston Properties, Inc...........................    150       15,056
Brixmor Property Group, Inc......................     83        1,687

COMPANY                                    SHARES U.S. $ VALUE
--------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS) (CONTINUED)
CBL & Associates Properties, Inc..........    400   $    7,184
Corrections Corp. of America..............    580       18,601
Digital Realty Trust, Inc.................    850       41,752
Equity Lifestyle Properties, Inc..........    450       16,304
Extra Space Storage, Inc..................     80        3,370
Federal Realty Investment Trust...........    400       40,564
Omega Healthcare Investors, Inc...........  1,050       31,290
Plum Creek Timber Co., Inc................  1,420       66,044
Public Storage............................  1,220      183,634
Rayonier, Inc.............................  1,075       45,258
Regency Centers Corp......................    250       11,575
Senior Housing Properties Trust...........     80        1,778
Simon Property Group, Inc.................  2,139      325,470
Spirit Realty Capital, Inc................    627        6,163
Tanger Factory Outlet Centers.............    770       24,655
Taubman Centers, Inc......................    100        6,392
Ventas, Inc...............................  1,200       68,736
Vornado Realty Trust......................    350       31,077
Weyerhaeuser Co...........................  5,150      162,585
                                                    ----------
                                                     1,409,309
                                                    ----------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.1%
CBRE Group, Inc. -- Class A/(a)/..........  2,420       63,646
St Joe Co. (The)/(a)/.....................     20          384
                                                    ----------
                                                        64,030
                                                    ----------
THRIFTS & MORTGAGE FINANCE -- 0.1%
Nationstar Mortgage Holdings, Inc./(a)/...    100        3,696
Ocwen Financial Corp./(a)/................    850       47,132
                                                    ----------
                                                        50,828
                                                    ----------
Total Financials..........................           4,608,419
                                                    ----------

MATERIALS -- 4.5%

CHEMICALS -- 3.7%
Airgas, Inc...............................    600       67,110
Albemarle Corp............................    300       19,017
Celanese Corp. -- Series A................  1,350       74,669
Dow Chemical Co. (The)....................  1,350       59,940
Eastman Chemical Co.......................  1,406      113,464
Ecolab, Inc...............................  2,306      240,447
EI du Pont de Nemours & Co................  8,200      532,754
FMC Corp..................................  1,250       94,325
International Flavors & Fragrances, Inc...    750       64,485
LyondellBasell Industries NV -- Class A...  3,650      293,022
Monsanto Co...............................  4,750      553,612
NewMarket Corp............................    100       33,415
PPG Industries, Inc.......................  1,200      227,592
Praxair, Inc..............................  2,650      344,579
Rockwood Holdings, Inc....................    500       35,960
RPM International, Inc....................  1,050       43,586
Scotts Miracle-Gro Co. (The) -- Class A...    400       24,888
Sherwin-Williams Co. (The)................    850      155,975
Sigma-Aldrich Corp........................  1,050       98,710
Valspar Corp. (The).......................    800       57,032
Westlake Chemical Corp....................    150       18,311
WR Grace & Co./(a)/.......................    600       59,322
                                                    ----------
                                                     3,212,215
                                                    ----------
CONSTRUCTION MATERIALS -- 0.1%
Eagle Materials, Inc......................    450       34,843
Martin Marietta Materials, Inc............    450       44,973
                                                    ----------
                                                        79,816
                                                    ----------

                                    FSA-24

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2013

COMPANY                                 SHARES U.S. $ VALUE
-----------------------------------------------------------
CONTAINERS & PACKAGING -- 0.4%
Aptargroup, Inc........................    350   $   23,734
Avery Dennison Corp....................    200       10,038
Ball Corp..............................  1,250       64,575
Bemis Co., Inc.........................    400       16,384
Crown Holdings, Inc./(a)/..............  1,050       46,798
Greif, Inc. -- Class A.................     50        2,620
Owens-Illinois, Inc./(a)/..............    800       28,624
Packaging Corp. of America.............    900       56,952
Rock Tenn Co. -- Class A...............    500       52,505
Sealed Air Corp........................  1,700       57,885
Silgan Holdings, Inc...................    300       14,406
                                                 ----------
                                                    374,521
                                                 ----------
METALS & MINING -- 0.1%
Compass Minerals International, Inc....    300       24,015
Royal Gold, Inc........................     50        2,304
Southern Copper Corp...................  1,368       39,275
Tahoe Resources, Inc./(a)/.............    100        1,664
                                                 ----------
                                                     67,258
                                                 ----------
PAPER & FOREST PRODUCTS -- 0.2%
International Paper Co.................  3,400      166,702
                                                 ----------
Total Materials........................           3,900,512
                                                 ----------

ENERGY -- 4.4%

ENERGY EQUIPMENT & SERVICES -- 2.2%
Atwood Oceanics, Inc./(a)/.............    100        5,339
Baker Hughes, Inc......................    250       13,815
Cameron International Corp./(a)/.......  1,320       78,580
Dresser-Rand Group, Inc./(a)/..........    700       41,741
Dril-Quip, Inc./(a)/...................    400       43,972
FMC Technologies, Inc./(a)/............  2,100      109,641
Frank's International NV...............     98        2,646
Halliburton Co.........................  7,654      388,440
Oceaneering International, Inc.........  1,000       78,880
RPC, Inc...............................    450        8,032
Schlumberger Ltd....................... 11,890    1,071,408
Seadrill Ltd...........................  3,100      127,348
                                                 ----------
                                                  1,969,842
                                                 ----------
OIL, GAS & CONSUMABLE FUELS -- 2.2%
Anadarko Petroleum Corp................    250       19,830
Antero Resources Corp./(a)/............    155        9,833
Cabot Oil & Gas Corp...................  3,750      145,350
Cheniere Energy, Inc./(a)/.............  2,150       92,708
Cobalt International Energy, Inc./(a)/.  2,200       36,190
Concho Resources, Inc./(a)/............    950      102,600
Continental Resources, Inc./OK/(a)/....    400       45,008
CVR Energy, Inc........................    100        4,343
EOG Resources, Inc.....................  2,350      394,424
EQT Corp...............................  1,250      112,225
Gulfport Energy Corp./(a)/.............    550       34,733
Kinder Morgan, Inc./DE.................  5,390      194,040
Kosmos Energy Ltd./(a)/................    850        9,503
Laredo Petroleum Holdings, Inc./(a)/...    240        6,646
Noble Energy, Inc......................    400       27,244
Oasis Petroleum, Inc./(a)/.............    750       35,227
Pioneer Natural Resources Co...........    950      174,866
QEP Resources, Inc.....................    150        4,598

COMPANY                                       SHARES   U.S. $ VALUE
--------------------------------------------------------------------
Range Resources Corp........................     1,500  $   126,465
SM Energy Co................................       600       49,866
Southwestern Energy Co./(a)/................     3,100      121,923
Whiting Petroleum Corp./(a)/................       100        6,187
Williams Cos., Inc. (The)...................     3,300      127,281
World Fuel Services Corp....................       100        4,316
                                                        -----------
                                                          1,885,406
                                                        -----------
Total Energy................................              3,855,248
                                                        -----------

TELECOMMUNICATION SERVICES -- 1.9%

DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.5%
Intelsat SA/(a)/............................        50        1,127
Level 3 Communications, Inc./(a)/...........       472       15,656
tw telecom, Inc./(a)/.......................     1,300       39,611
Verizon Communications, Inc.................    25,600    1,257,984
Windstream Holdings, Inc....................     5,000       39,900
                                                        -----------
                                                          1,354,278
                                                        -----------
WIRELESS TELECOMMUNICATION SERVICES -- 0.4%
Crown Castle International Corp./(a)/.......     2,973      218,308
SBA Communications Corp. -- Class A/(a)/....     1,150      103,316
Sprint Corp./(a)/...........................     1,371       14,738
                                                        -----------
                                                            336,362
                                                        -----------
Total Telecommunication Services............              1,690,640
                                                        -----------

UTILITIES -- 0.2%

ELECTRIC UTILITIES -- 0.1%
ITC Holdings Corp...........................       500       47,910
                                                        -----------

GAS UTILITIES -- 0.1%
ONEOK, Inc..................................     1,700      105,706
Questar Corp................................       200        4,598
                                                        -----------
                                                            110,304
                                                        -----------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.0%
Calpine Corp./(a)/..........................       400        7,804
                                                        -----------

WATER UTILITIES -- 0.0%
Aqua America, Inc...........................     1,337       31,540
                                                        -----------
                                                            197,558
                                                        -----------
Total Common Stocks
 (cost $50,060,578).........................             86,779,646
                                                        -----------

                                             PRINCIPAL
                                              AMOUNT
                                               (000)
--------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.7%

TIME DEPOSIT -- 0.7%
JP Morgan Nassau
 0.05%, 1/02/14
 (amortized cost $635,878)..................   $   636      635,878
                                                        -----------

TOTAL INVESTMENTS -- 100.3%
 (cost/amortized cost $50,696,456)..........             87,415,524
Other assets less liabilities -- (0.3)%.....               (256,585)
                                                        -----------

NET ASSETS -- 100.0%                                    $87,158,939
                                                        ===========

                                    FSA-25

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONCLUDED)

DECEMBER 31, 2013

FUTURES CONTRACTS

                     NUMBER OF EXPIRATION ORIGINAL     VALUE AT       UNREALIZED
       TYPE          CONTRACTS   MONTH     VALUE   DECEMBER 31, 2013 APPRECIATION
        ----         --------- ---------- -------- ----------------- ------------
PURCHASED CONTRACTS
S&P 500 Index Mini..     6     March 2014 $534,371     $552,105        $17,734

-----------

(a)Non-income producing security.
(b)Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $531,506.

The accompanying notes are an integral part of these financial statements.

                                    FSA-26

GROWTH STOCK ACCOUNT NO. 4
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO SUMMARY

DECEMBER 31, 2013


                % OF TOTAL INVESTMENTS* COUNTRY DIVERSIFICATION
                ----------------------- -----------------------
                        98.9%           United States
                         0.7%           United Kingdom
                         0.1%           Norway
                         0.1%           Canada
                         0.1%           Cayman Islands
                         0.1%           Panama
                         ----
                        100.0%
                        ======
-----------
* All data are as of December 31, 2013. The Fund's country breakdown is expressed as a percentage of long-term investments and may vary over time.
The accompanying notes are an integral part of these financial statements.


                                    FSA-27

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2013

ASSETS:
Investments (Notes 2 and 3):
  Common stocks -- at value (cost: $22,632,020)................ $27,559,486
  Short-term securities -- at value (amortized cost: $844,382).     844,382
Cash...........................................................     100,017
Receivable for investments securities sold.....................     336,803
Interest and dividends receivable..............................       4,620
Due from AXA Equitable's General Account.......................      10,811
Fees receivable from contractowners............................       6,885
                                                                -----------
   Total assets................................................  28,863,004
                                                                -----------

LIABILITIES:
Payable for investments securities purchased...................     546,167
Accrued custody and bank fees..................................       2,995
Administrative fees payable....................................      18,111
Asset management fee payable...................................      21,879
Accrued expenses...............................................       3,923
                                                                -----------
   Total liabilities...........................................     593,075
                                                                -----------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION... $28,269,929
                                                                ===========

               UNITS OUTSTANDING UNIT VALUES
               ----------------- -----------
Institutional.           14      $55,973.12
RIA...........        3,747          507.36
MRP...........      246,491          103.86

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-28

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2013

INVESTMENT INCOME (NOTE 2):
  Dividends........................................... $  108,044
  Interest............................................        511
                                                       ----------
   Total investment income............................    108,555
                                                       ----------
  Other income........................................      7,271
                                                       ----------
   Total income.......................................    115,826
                                                       ----------

EXPENSES (NOTE 6):
  Investment management fees..........................   (163,146)
  Custody and bank fees...............................    (12,137)
  Other operating expenses............................     (3,074)
                                                       ----------
   Total expenses.....................................   (178,357)
                                                       ----------

NET INVESTMENT LOSS...................................    (62,531)
                                                       ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 2):
   Net realized gain from investments.................  4,652,936
   Change in unrealized appreciation of investments...  2,894,126
                                                       ----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.......  7,547,062
                                                       ----------

NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS. $7,484,531
                                                       ==========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-29

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                        YEAR ENDED        YEAR ENDED
                                                                                     DECEMBER 31, 2013 DECEMBER 31, 2012
                                                                                     ----------------- -----------------
INCREASE/(DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment loss...............................................................    $   (62,531)      $   (53,818)
  Net realized gain on investments..................................................      4,652,936         2,692,378
  Change in unrealized appreciation of investments..................................      2,894,126           305,746
                                                                                        -----------       -----------
   Net increase in net assets attributable to operations............................      7,484,531         2,944,306
                                                                                        -----------       -----------

FROM CONTRACTOWNER TRANSACTIONS:
  Contributions.....................................................................      2,827,961         3,172,151
  Withdrawals.......................................................................     (5,408,861)       (4,828,115)
  Asset management fees (Note 6)....................................................        (83,742)          (77,744)
  Administrative fees (Note 6)......................................................       (230,265)         (220,165)
                                                                                        -----------       -----------
   Net decrease in net assets attributable to contractowner transactions............     (2,894,907)       (1,953,873)
                                                                                        -----------       -----------
INCREASE IN NET ASSETS..............................................................      4,589,624           990,433
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- BEGINNING OF PERIOD.     23,680,305        22,689,872
                                                                                        -----------       -----------

NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- END OF PERIOD.......    $28,269,929       $23,680,305
                                                                                        ===========       ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-30

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2013

COMPANY                                        SHARES U.S. $ VALUE
---------------------------------------------------------------------
COMMON STOCKS -- 97.4%

CONSUMER DISCRETIONARY -- 21.7%

AUTO PARTS -- 1.6%
LKQ Corp./(a)/................................ 14,220 $    467,838
                                                      ------------

CABLE TELEVISION SERVICES -- 2.5%
AMC Networks, Inc. -- Class A/(a)/............  3,769      256,706
Scripps Networks Interactive, Inc. -- Class A.  5,070      438,099
                                                      ------------
                                                           694,805
                                                      ------------
DIVERSIFIED MEDIA -- 1.6%
Liberty Media Corp./(a)/......................  3,132      458,682
                                                      ------------

ENTERTAINMENT -- 1.1%
Lions Gate Entertainment Corp................. 10,200      322,932
                                                      ------------

LEISURE TIME -- 2.3%
HomeAway, Inc./(a)/...........................  9,160      374,461
TripAdvisor, Inc./(a)/........................  3,370      279,137
                                                      ------------
                                                           653,598
                                                      ------------
RECREATIONAL VEHICLES & BOATS -- 4.1%
Harley-Davidson, Inc.......................... 11,140      771,334
Polaris Industries, Inc.......................  2,710      394,684
                                                      ------------
                                                         1,166,018
                                                      ------------
SPECIALTY RETAIL -- 6.7%
CarMax, Inc./(a)/.............................  6,250      293,875
Lumber Liquidators Holdings, Inc./(a)/........  4,830      496,958
NetFlix, Inc./(a)/............................    570      209,857
O'Reilly Automotive, Inc./(a)/................  4,180      538,008
Urban Outfitters, Inc./(a)/...................  9,457      350,855
                                                      ------------
                                                         1,889,553
                                                      ------------
TEXTILES, APPAREL & SHOES -- 1.8%
Michael Kors Holdings Ltd./(a)/...............  6,126      497,370
                                                      ------------
Total Consumer Discretionary..................           6,150,796
                                                      ------------

PRODUCER DURABLES -- 21.7%

AIR TRANSPORT -- 2.3%
Copa Holdings SA -- Class A...................  4,070      651,648
                                                      ------------

BACK OFFICE SUPPORT, HR & CONSULTING -- 3.6%
CoStar Group, Inc./(a)/.......................  2,369      437,270
Robert Half International, Inc................ 10,150      426,199
WageWorks, Inc./(a)/..........................  2,430      144,439
                                                      ------------
                                                         1,007,908
                                                      ------------
COMMERCIAL SERVICES: RENTAL & LEASING -- 1.4%
United Rentals, Inc./(a)/.....................  5,035      392,478
                                                      ------------

DIVERSIFIED MANUFACTURING OPERATIONS -- 1.0%
Carlisle Cos., Inc............................  3,630      288,222
                                                      ------------
MACHINERY: INDUSTRIAL -- 1.0%
Chart Industries, Inc./(a)/...................  2,950      282,138
                                                      ------------

PRODUCER DURABLES: MISC. -- 1.4%
WW Grainger, Inc..............................  1,550      395,901
                                                      ------------

RAILROADS -- 1.3%
Kansas City Southern..........................  3,000      371,490
                                                      ------------

COMPANY                                           SHARES U.S. $ VALUE
------------------------------------------------------------------------

SCIENTIFIC INSTRUMENTS: CONTROL & FILTER -- 3.0%
IDEX Corp........................................  5,820 $    429,807
Parker Hannifin Corp.............................  3,360      432,230
                                                         ------------
                                                              862,037
                                                         ------------
SCIENTIFIC INSTRUMENTS: ELECTRICAL -- 3.1%
AMETEK, Inc......................................  9,690      510,372
Hubbell, Inc. -- Class B                           3,440      374,616
                                                         ------------
                                                              884,988
                                                         ------------
SHIPPING -- 1.3%
Kirby Corp./(a)/.................................  3,600      357,300
                                                         ------------

TRANSPORTATION MISCELLANEOUS -- 1.3%
Expeditors International of Washington, Inc......  8,367      370,240
                                                         ------------

TRUCKERS -- 1.0%
JB Hunt Transport Services, Inc..................  3,590      277,507
                                                         ------------
Total Producer Durables..........................           6,141,857
                                                         ------------

HEALTH CARE -- 16.0%

BIOTECHNOLOGY -- 3.1%
Celldex Therapeutics, Inc./(a)/..................  3,820       92,482
Medivation, Inc./(a)/............................  1,920      122,534
Quintiles Transnational Holdings, Inc./(a)/...... 12,392      574,245
Theravance, Inc./(a)/............................  2,790       99,464
                                                         ------------
                                                              888,725
                                                         ------------
HEALTH CARE SERVICES -- 3.1%
Envision Healthcare Holdings, Inc./(a)/.......... 12,868      457,071
Team Health Holdings, Inc./(a)/..................  9,170      417,694
                                                         ------------
                                                              874,765
                                                         ------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 1.0%
HeartWare International, Inc./(a)/...............  3,030      284,699
                                                         ------------

MEDICAL EQUIPMENT -- 2.2%
Illumina, Inc./(a)/..............................  5,530      611,728
                                                         ------------

PHARMACEUTICALS -- 6.6%
BioMarin Pharmaceutical, Inc./(a)/...............  4,030      283,188
Isis Pharmaceuticals, Inc./(a)/..................  2,810      111,950
Jazz Pharmaceuticals PLC/(a)/....................  3,270      413,851
Perrigo Co. PLC..................................  3,660      561,664
Pharmacyclics, Inc./(a)/.........................  1,330      140,688
Vertex Pharmaceuticals, Inc./(a)/................  4,790      355,897
                                                         ------------
                                                            1,867,238
                                                         ------------
Total Health Care................................           4,527,155
                                                         ------------

TECHNOLOGY -- 12.6%

COMMUNICATIONS TECHNOLOGY -- 1.2%
Ciena Corp./(a)/................................. 14,140      338,370
                                                         ------------

COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 11.4%
ANSYS, Inc./(a)/.................................  4,640      404,608
Aspen Technology, Inc./(a)/...................... 10,840      453,112
Cadence Design Systems, Inc./(a)/................ 26,320      369,007
Concur Technologies, Inc./(a)/...................    780       80,481
Gartner, Inc./(a)/...............................  6,980      495,929
Informatica Corp./(a)/...........................  7,100      294,650

                                    FSA-31

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONCLUDED)

DECEMBER 31, 2013

COMPANY                                    SHARES U.S. $ VALUE
-----------------------------------------------------------------
COMPUTER SERVICES, SOFTWARE & SYSTEMS (CONTINUED)
LinkedIn Corp. -- Class A/(a)/............  2,010 $    435,828
Tableau Software, Inc. -- Class A/(a)/....  4,240      292,263
Ultimate Software Group, Inc. (The)/(a)/..  2,600      398,372
                                                  ------------
                                                     3,224,250
                                                  ------------
Total Technology..........................           3,562,620
                                                  ------------

FINANCIAL SERVICES -- 10.7%

ASSET MANAGEMENT & CUSTODIAN -- 3.4%
Affiliated Managers Group, Inc./(a)/......  2,315      502,077
Financial Engines, Inc....................  6,660      462,737
                                                  ------------
                                                       964,814
                                                  ------------
BANKS: DIVERSIFIED -- 1.3%
First Republic Bank/CA....................  7,090      371,162
                                                  ------------

DIVERSIFIED FINANCIAL SERVICES -- 1.0%
LPL Financial Holdings, Inc...............  5,970      280,769
                                                  ------------

FINANCIAL DATA & SYSTEMS -- 1.6%
Vantiv, Inc. -- Class A/(a)/.............. 13,200      430,452
                                                  ------------

SECURITIES BROKERAGE & SERVICES -- 3.4%
IntercontinentalExchange Group, Inc.......  4,286      964,007
                                                  ------------
Total Financial Services..................           3,011,204
                                                  ------------

CONSUMER STAPLES -- 7.7%

BEVERAGE: SOFT DRINKS -- 2.8%
Green Mountain Coffee Roasters, Inc./(a)/.  4,700      355,226
Monster Beverage Corp./(a)/...............  6,360      431,017
                                                  ------------
                                                       786,243
                                                  ------------
FOODS -- 4.9%
Hershey Co. (The).........................  8,610      837,150
Mead Johnson Nutrition Co. -- Class A.....  6,480      542,765
                                                  ------------
                                                     1,379,915
                                                  ------------
Total Consumer Staples....................           2,166,158
                                                  ------------

ENERGY -- 5.8%

OIL WELL EQUIPMENT & SERVICES -- 1.6%
Oceaneering International, Inc............  5,810      458,293
                                                  ------------

OIL: CRUDE PRODUCERS -- 4.2%
Antero Resources Corp./(a)/...............  1,840      116,729
Cabot Oil & Gas Corp...................... 11,600      449,616
Concho Resources, Inc./(a)/...............  3,650      394,200
Noble Energy, Inc.........................  3,390      230,893
                                                  ------------
                                                     1,191,438
                                                  ------------
Total Energy..............................           1,649,731
                                                  ------------

MATERIALS & PROCESSING -- 1.2%

CHEMICALS: DIVERSIFIED -- 1.2%
PolyOne Corp..............................  9,900      349,965
                                                  ------------

TOTAL COMMON STOCKS
 (cost $22,632,020).......................          27,559,486
                                                  ------------

-----------
The accompanying notes are an integral part of these financial statements.

                                       PRINCIPAL
                                        AMOUNT
COMPANY                                  (000)   U.S. $ VALUE
----------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.0%

TIME DEPOSIT -- 3.0%
JP Morgan Nassau
 0.05%, 1/02/14
 (amortized cost $844,382)............    $  844 $    844,382
                                                 ------------

TOTAL INVESTMENTS -- 100.4%
 (cost/amortized cost $23,476,402)                 28,403,868
Other assets less liabilities -- 0.4%.               (133,939)
                                                 ------------
NET ASSETS -- 100.0%                             $ 28,269,929
                                                 ============

-----------
(a)Non-income producing security.

                                    FSA-32

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO SUMMARY

DECEMBER 31, 2013


% OF TOTAL INVESTMENTS* COUNTRY DIVERSIFICATION
----------------------- -----------------------
        97.7%           United States
         2.3%           Panama
         ----
        100.0%
        ======
-----------
* All data are as of December 31, 2013. The Fund's country breakdown is expressed as a percentage of long-term investments and may vary over time.
The accompanying notes are an integral part of these financial statements.


                                    FSA-33

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2013


                                                                                            ALL ASSET
                                                            ALL ASSET        ALL ASSET       MODERATE    AXA AGGRESSIVE
                                                        AGGRESSIVE-ALT 25* GROWTH-ALT 20* GROWTH-ALT 15*  ALLOCATION*
                                                        ------------------ -------------- -------------- --------------
ASSETS:
Investments in shares of the Portfolios, at fair value.       $8,919           $1,248         $1,622       $2,356,181
Receivable for shares of the Portfolios sold...........           11                1              5            3,029
                                                              ------           ------         ------       ----------
   Total assets........................................        8,930            1,249          1,627        2,359,210
                                                              ------           ------         ------       ----------

LIABILITIES:
Payable for policy-related transactions................           11                1              5            3,029
Payable for direct operating expenses..................            1               24             --              758
                                                              ------           ------         ------       ----------
   Total liabilities...................................           12               25              5            3,787
                                                              ------           ------         ------       ----------
NET ASSETS.............................................       $8,918           $1,224         $1,622       $2,355,423
                                                              ======           ======         ======       ==========

NET ASSETS:
Accumulation Unit Value................................       $8,918           $1,224         $1,622       $2,355,302
Retained by AXA Equitable in Separate Account No. 66...           --               --             --              121
                                                              ------           ------         ------       ----------
TOTAL NET ASSETS.......................................       $8,918           $1,224         $1,622       $2,355,423
                                                              ======           ======         ======       ==========

Investments in shares of the Portfolios, at cost.......       $8,402           $1,262         $1,608       $2,002,385
The Portfolios shares held
   Class B.............................................          749               64            146          197,349

                                                                                AXA
                                                        AXA CONSERVATIVE CONSERVATIVE-PLUS AXA MODERATE
                                                          ALLOCATION*       ALLOCATION*    ALLOCATION*
                                                        ---------------- ----------------- ------------
ASSETS:
Investments in shares of the Portfolios, at fair value.    $1,547,068       $1,238,844     $17,445,134
Receivable for shares of the Portfolios sold...........         2,086              987          29,303
                                                           ----------       ----------     -----------
   Total assets........................................     1,549,154        1,239,831      17,474,437
                                                           ----------       ----------     -----------

LIABILITIES:
Payable for policy-related transactions................         2,086              987          29,265
Payable for direct operating expenses..................           598              430           5,717
                                                           ----------       ----------     -----------
   Total liabilities...................................         2,684            1,417          34,982
                                                           ----------       ----------     -----------
NET ASSETS.............................................    $1,546,470       $1,238,414     $17,439,455
                                                           ==========       ==========     ===========

NET ASSETS:
Accumulation Unit Value................................    $1,546,461       $1,238,237     $17,438,774
Retained by AXA Equitable in Separate Account No. 66...             9              177             681
                                                           ----------       ----------     -----------
TOTAL NET ASSETS.......................................    $1,546,470       $1,238,414     $17,439,455
                                                           ==========       ==========     ===========

Investments in shares of the Portfolios, at cost.......    $1,536,839       $1,197,302     $16,135,130
The Portfolios shares held
   Class B.............................................       159,843          121,979       1,206,566

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-34

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                                                               EQ/BLACKROCK    EQ/BOSTON
                                                        AXA MODERATE-PLUS EQ/ALLIANCEBERNSTEIN BASIC VALUE  ADVISORS EQUITY
                                                           ALLOCATION*     SMALL CAP GROWTH*     EQUITY*        INCOME*
                                                        ----------------- -------------------- ------------ ---------------
ASSETS:
Investments in shares of the Portfolios, at fair value.    $1,030,327           $584,955         $86,821       $237,282
Receivable for shares of the Portfolios sold...........           663                 --              --            193
Receivable for policy-related transactions.............            --                362             639             --
                                                           ----------           --------         -------       --------
   Total assets........................................     1,030,990            585,317          87,460        237,475
                                                           ----------           --------         -------       --------

LIABILITIES:
Payable for shares of the Portfolios purchased.........            --                363             639             --
Payable for policy-related transactions................           661                 --              --            193
Payable for direct operating expenses..................           403                 32              --             68
                                                           ----------           --------         -------       --------
   Total liabilities...................................         1,064                395             639            261
                                                           ----------           --------         -------       --------
NET ASSETS.............................................    $1,029,926           $584,922         $86,821       $237,214
                                                           ==========           ========         =======       ========

NET ASSETS:
Accumulation Unit Value................................    $1,029,924           $584,820         $86,816       $237,206
Retained by AXA Equitable in Separate Account No. 66...             2                102               5              8
                                                           ----------           --------         -------       --------
TOTAL NET ASSETS.......................................    $1,029,926           $584,922         $86,821       $237,214
                                                           ==========           ========         =======       ========

Investments in shares of the Portfolios, at cost.......    $  924,629           $459,295         $70,313       $228,405
The Portfolios shares held
   Class A.............................................            --             19,299              --             --
   Class B.............................................        88,373              8,290           4,370         34,903

                                                         EQ/CALVERT  EQ/CAPITAL
                                                          SOCIALLY    GUARDIAN
                                                        RESPONSIBLE* RESEARCH*
                                                        ------------ ----------
ASSETS:
Investments in shares of the Portfolios, at fair value.  $2,860,249  $7,428,247
Receivable for shares of the Portfolios sold...........       1,376          --
Receivable for policy-related transactions.............          --       2,130
                                                         ----------  ----------
   Total assets........................................   2,861,625   7,430,377
                                                         ----------  ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........          --       2,130
Payable for policy-related transactions................       1,376          --
Payable for direct operating expenses..................         955       2,599
                                                         ----------  ----------
   Total liabilities...................................       2,331       4,729
                                                         ----------  ----------
NET ASSETS.............................................  $2,859,294  $7,425,648
                                                         ==========  ==========

NET ASSETS:
Accumulation Unit Value................................  $2,859,109  $7,424,522
Retained by AXA Equitable in Separate Account No. 66...         185       1,126
                                                         ----------  ----------
TOTAL NET ASSETS.......................................  $2,859,294  $7,425,648
                                                         ==========  ==========

Investments in shares of the Portfolios, at cost.......  $1,918,839  $4,775,062
The Portfolios shares held
   Class A.............................................          --          --
   Class B.............................................     258,182     391,444

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-35

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013



                                                        EQ/EQUITY   EQ/EQUITY GROWTH EQ/GAMCO MERGERS  EQ/GAMCO SMALL
                                                        500 INDEX*       PLUS*       AND ACQUISITIONS* COMPANY VALUE*
                                                        ----------- ---------------- ----------------- --------------
ASSETS:
Investments in shares of the Portfolios, at fair value. $23,481,644     $108,936         $178,871        $3,545,491
Receivable for shares of the Portfolios sold...........       8,689           53              126            75,533
Receivable for policy-related transactions.............          --           --               --                --
                                                        -----------     --------         --------        ----------
   Total assets........................................  23,490,333      108,989          178,997         3,621,024
                                                        -----------     --------         --------        ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........          --           --               --                --
Payable for policy-related transactions................       8,706           53              126            75,533
Payable for direct operating expenses..................       7,362           --               25             1,165
                                                        -----------     --------         --------        ----------
   Total liabilities...................................      16,068           53              151            76,698
                                                        -----------     --------         --------        ----------
NET ASSETS............................................. $23,474,265     $108,936         $178,846        $3,544,326
                                                        ===========     ========         ========        ==========

NET ASSETS:
Accumulation Unit Value................................ $23,471,676     $108,859         $178,840        $3,543,974
Retained by AXA Equitable in Separate Account No. 66...       2,589           77                6               352
                                                        -----------     --------         --------        ----------
TOTAL NET ASSETS....................................... $23,474,265     $108,936         $178,846        $3,544,326
                                                        ===========     ========         ========        ==========

Investments in shares of the Portfolios, at cost....... $15,960,813     $ 74,304         $180,574        $2,709,782
The Portfolios shares held
   Class A.............................................      23,496           --               --                --
   Class B.............................................     708,949        5,202           13,556            63,291

                                                         EQ/GLOBAL
                                                        MULTI-SECTOR EQ/INTERMEDIATE
                                                          EQUITY*    GOVERNMENT BOND*
                                                        ------------ ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.  $2,127,022     $3,873,116
Receivable for shares of the Portfolios sold...........         307             --
Receivable for policy-related transactions.............          --            550
                                                         ----------     ----------
   Total assets........................................   2,127,329      3,873,666
                                                         ----------     ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........          --            531
Payable for policy-related transactions................         307             --
Payable for direct operating expenses..................         723          1,585
                                                         ----------     ----------
   Total liabilities...................................       1,030          2,116
                                                         ----------     ----------
NET ASSETS.............................................  $2,126,299     $3,871,550
                                                         ==========     ==========

NET ASSETS:
Accumulation Unit Value................................  $2,126,151     $3,871,544
Retained by AXA Equitable in Separate Account No. 66...         148              6
                                                         ----------     ----------
TOTAL NET ASSETS.......................................  $2,126,299     $3,871,550
                                                         ==========     ==========

Investments in shares of the Portfolios, at cost.......  $1,749,448     $3,893,606
The Portfolios shares held
   Class A.............................................          --            506
   Class B.............................................     144,147        381,318

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-36

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013


                                                        EQ/INTERNATIONAL EQ/INTERNATIONAL EQ/INTERNATIONAL EQ/JPMORGAN VALUE
                                                           CORE PLUS*     EQUITY INDEX*     VALUE PLUS*     OPPORTUNITIES*
                                                        ---------------- ---------------- ---------------- -----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.    $3,039,984      $12,791,769        $139,735          $97,595
Receivable for shares of the Portfolios sold...........           988           50,230              --               89
Receivable for policy-related transactions.............            --               --             632               --
                                                           ----------      -----------        --------          -------
   Total assets........................................     3,040,972       12,841,999         140,367           97,684
                                                           ----------      -----------        --------          -------

LIABILITIES:
Payable for shares of the Portfolios purchased.........            --               --             627               --
Payable for policy-related transactions................           988           50,250              --               89
Payable for direct operating expenses..................         1,079            4,160              --               --
                                                           ----------      -----------        --------          -------
   Total liabilities...................................         2,067           54,410             627               89
                                                           ----------      -----------        --------          -------
NET ASSETS.............................................    $3,038,905      $12,787,589        $139,740          $97,595
                                                           ==========      ===========        ========          =======

NET ASSETS:
Accumulation Unit Value................................    $3,038,770      $12,786,658        $139,735          $97,544
Retained by AXA Equitable in Separate Account No. 66...           135              931               5               51
                                                           ----------      -----------        --------          -------
TOTAL NET ASSETS.......................................    $3,038,905      $12,787,589        $139,740          $97,595
                                                           ==========      ===========        ========          =======

Investments in shares of the Portfolios, at cost.......    $2,670,237      $12,386,134        $116,628          $48,165
The Portfolios shares held
   Class A.............................................            --        1,306,158              --               --
   Class B.............................................       294,471               --          10,710            6,942

                                                        EQ/LARGE CAP EQ/LARGE CAP
                                                         CORE PLUS*  GROWTH INDEX*
                                                        ------------ -------------
ASSETS:
Investments in shares of the Portfolios, at fair value.   $80,768      $122,317
Receivable for shares of the Portfolios sold...........        76            --
Receivable for policy-related transactions.............        --           177
                                                          -------      --------
   Total assets........................................    80,844       122,494
                                                          -------      --------

LIABILITIES:
Payable for shares of the Portfolios purchased.........        --           177
Payable for policy-related transactions................        76            --
Payable for direct operating expenses..................        --             7
                                                          -------      --------
   Total liabilities...................................        76           184
                                                          -------      --------
NET ASSETS.............................................   $80,768      $122,310
                                                          =======      ========

NET ASSETS:
Accumulation Unit Value................................   $80,768      $122,302
Retained by AXA Equitable in Separate Account No. 66...        --             8
                                                          -------      --------
TOTAL NET ASSETS.......................................   $80,768      $122,310
                                                          =======      ========

Investments in shares of the Portfolios, at cost.......   $54,711      $121,044
The Portfolios shares held
   Class A.............................................        --            --
   Class B.............................................     9,272         9,922

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.


                                    FSA-37

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013


                                                        EQ/LARGE CAP EQ/LARGE CAP EQ/MFS INTERNATIONAL
                                                        GROWTH PLUS* VALUE PLUS*        GROWTH*        EQ/MID CAP INDEX*
                                                        ------------ ------------ -------------------- -----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.  $4,036,737  $10,251,341        $375,482           $215,633
Receivable for shares of the Portfolios sold...........          --        4,038             193                121
Receivable for policy-related transactions.............       1,555           --              --                 --
                                                         ----------  -----------        --------           --------
   Total assets........................................   4,038,292   10,255,379         375,675            215,754
                                                         ----------  -----------        --------           --------

LIABILITIES:
Payable for shares of the Portfolios purchased.........         174           --              --                 --
Payable for policy-related transactions................          --        4,038             193                121
Payable for direct operating expenses..................       1,392        3,034              41                 40
                                                         ----------  -----------        --------           --------
   Total liabilities...................................       1,566        7,072             234                161
                                                         ----------  -----------        --------           --------
NET ASSETS.............................................  $4,036,726  $10,248,307        $375,441           $215,593
                                                         ==========  ===========        ========           ========

NET ASSETS:
Accumulation Unit Value................................  $4,033,424  $10,246,363        $375,441           $214,566
Retained by AXA Equitable in Separate Account No. 66...       3,302        1,944              --              1,027
                                                         ----------  -----------        --------           --------
TOTAL NET ASSETS.......................................  $4,036,726  $10,248,307        $375,441           $215,593
                                                         ==========  ===========        ========           ========

Investments in shares of the Portfolios, at cost.......  $2,721,692  $ 7,277,974        $361,815           $183,122
The Portfolios shares held
   Class A.............................................          --       89,135              --                 --
   Class B.............................................     165,446      629,770          50,814             17,547

                                                        EQ/MID CAP
                                                        VALUE PLUS* EQ/MONEY MARKET*
                                                        ----------- ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value. $8,875,231    $14,186,506
Receivable for shares of the Portfolios sold...........      3,747         10,846
Receivable for policy-related transactions.............         --             --
                                                        ----------    -----------
   Total assets........................................  8,878,978     14,197,352
                                                        ----------    -----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........         --             --
Payable for policy-related transactions................      3,748         11,557
Payable for direct operating expenses..................      2,894          5,620
                                                        ----------    -----------
   Total liabilities...................................      6,642         17,177
                                                        ----------    -----------
NET ASSETS............................................. $8,872,336    $14,180,175
                                                        ==========    ===========

NET ASSETS:
Accumulation Unit Value................................ $8,871,475    $14,180,058
Retained by AXA Equitable in Separate Account No. 66...        861            117
                                                        ----------    -----------
TOTAL NET ASSETS....................................... $8,872,336    $14,180,175
                                                        ==========    ===========

Investments in shares of the Portfolios, at cost....... $7,040,974    $14,186,513
The Portfolios shares held
   Class A.............................................         --         31,716
   Class B.............................................    640,246     14,154,748

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.


                                    FSA-38

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013


                                                        EQ/MORGAN STANLEY EQ/PIMCO ULTRA EQ/QUALITY EQ/SMALL COMPANY
                                                         MID CAP GROWTH*   SHORT BOND*   BOND PLUS*      INDEX*
                                                        ----------------- -------------- ---------- ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.      $32,658        $2,753,470    $45,753      $5,872,888
Receivable for shares of the Portfolios sold...........           24               901         36          72,130
                                                             -------        ----------    -------      ----------
   Total assets........................................       32,682         2,754,371     45,789       5,945,018
                                                             -------        ----------    -------      ----------

LIABILITIES:
Payable for policy-related transactions................           24               901         36          72,130
Payable for direct operating expenses..................           13               932         --           1,888
                                                             -------        ----------    -------      ----------
   Total liabilities...................................           37             1,833         36          74,018
                                                             -------        ----------    -------      ----------
NET ASSETS.............................................      $32,645        $2,752,538    $45,753      $5,871,000
                                                             =======        ==========    =======      ==========

NET ASSETS:
Accumulation Unit Value................................      $32,645        $2,752,538    $45,710      $5,870,567
Retained by AXA Equitable in Separate Account No. 66...           --                --         43             433
                                                             -------        ----------    -------      ----------
TOTAL NET ASSETS.......................................      $32,645        $2,752,538    $45,753      $5,871,000
                                                             =======        ==========    =======      ==========

Investments in shares of the Portfolios, at cost.......      $30,756        $2,772,352    $48,627      $4,432,050
The Portfolios shares held
   Class A.............................................           --                --      5,457              --
   Class B.............................................        1,615           277,795         --         478,379

                                                        EQ/T. ROWE PRICE EQ/WELLS FARGO
                                                         GROWTH STOCK*   OMEGA GROWTH*
                                                        ---------------- --------------
ASSETS:
Investments in shares of the Portfolios, at fair value.     $168,805        $629,663
Receivable for shares of the Portfolios sold...........          161             415
                                                            --------        --------
   Total assets........................................      168,966         630,078
                                                            --------        --------

LIABILITIES:
Payable for policy-related transactions................          161             415
Payable for direct operating expenses..................           17              51
                                                            --------        --------
   Total liabilities...................................          178             466
                                                            --------        --------
NET ASSETS.............................................     $168,788        $629,612
                                                            ========        ========

NET ASSETS:
Accumulation Unit Value................................     $168,459        $629,562
Retained by AXA Equitable in Separate Account No. 66...          329              50
                                                            --------        --------
TOTAL NET ASSETS.......................................     $168,788        $629,612
                                                            ========        ========

Investments in shares of the Portfolios, at cost.......     $151,906        $595,539
The Portfolios shares held
   Class A.............................................           --              --
   Class B.............................................        5,102          52,373

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.


                                    FSA-39

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                        MULTIMANAGER    MULTIMANAGER      MULTIMANAGER   MULTIMANAGER TARGET 2015
                                                         CORE BOND*  MULTI-SECTOR BOND* SMALL CAP VALUE* TECHNOLOGY*  ALLOCATION*
                                                        ------------ ------------------ ---------------- ------------ -----------
ASSETS:
Investments in shares of the Portfolios, at fair value.   $779,348        $831,610          $209,332      $3,949,122  $2,328,795
Receivable for shares of the Portfolios sold...........        370              --               144              --       1,898
Receivable for policy-related transactions.............         --             262                --              65          --
                                                          --------        --------          --------      ----------  ----------
   Total assets........................................    779,718         831,872           209,476       3,949,187   2,330,693
                                                          --------        --------          --------      ----------  ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........         --             262                --              65          --
Payable for policy-related transactions................        370              --               139              --       1,893
Payable for direct operating expenses..................        184             396                --           1,290         774
                                                          --------        --------          --------      ----------  ----------
   Total liabilities...................................        554             658               139           1,355       2,667
                                                          --------        --------          --------      ----------  ----------
NET ASSETS.............................................   $779,164        $831,214          $209,337      $3,947,832  $2,328,026
                                                          ========        ========          ========      ==========  ==========

NET ASSETS:
Accumulation Unit Value................................   $778,194        $831,178          $209,337      $3,947,507  $2,328,021
Retained by AXA Equitable in Separate Account No. 66...        970              36                --             325           5
                                                          --------        --------          --------      ----------  ----------
TOTAL NET ASSETS.......................................   $779,164        $831,214          $209,337      $3,947,832  $2,328,026
                                                          ========        ========          ========      ==========  ==========

Investments in shares of the Portfolios, at cost.......   $817,301        $869,275          $129,916      $2,691,862  $2,069,769
The Portfolios shares held
   Class A.............................................         --             527                --              --          --
   Class B.............................................     78,769         215,975            12,937         210,617     234,115

                                                        TARGET 2025
                                                        ALLOCATION*
                                                        -----------
ASSETS:
Investments in shares of the Portfolios, at fair value. $2,476,761
Receivable for shares of the Portfolios sold...........      1,241
Receivable for policy-related transactions.............         --
                                                        ----------
   Total assets........................................  2,478,002
                                                        ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........         --
Payable for policy-related transactions................      1,241
Payable for direct operating expenses..................        847
                                                        ----------
   Total liabilities...................................      2,088
                                                        ----------
NET ASSETS............................................. $2,475,914
                                                        ==========

NET ASSETS:
Accumulation Unit Value................................ $2,475,803
Retained by AXA Equitable in Separate Account No. 66...        111
                                                        ----------
TOTAL NET ASSETS....................................... $2,475,914
                                                        ==========

Investments in shares of the Portfolios, at cost....... $2,141,999
The Portfolios shares held
   Class A.............................................         --
   Class B.............................................    232,050

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-40

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                        TARGET 2035 TARGET 2045
                                                        ALLOCATION* ALLOCATION*
                                                        ----------- -----------
ASSETS:
Investments in shares of the Portfolios, at fair value. $1,357,910  $1,062,285
Receivable for shares of the Portfolios sold...........        250         604
                                                        ----------  ----------
   Total assets........................................  1,358,160   1,062,889
                                                        ----------  ----------

LIABILITIES:
Payable for policy-related transactions................        250         604
Payable for direct operating expenses..................        372         278
                                                        ----------  ----------
   Total liabilities...................................        622         882
                                                        ----------  ----------
NET ASSETS............................................. $1,357,538  $1,062,007
                                                        ==========  ==========

NET ASSETS:
Accumulation Unit Value................................ $1,357,491  $1,061,979
Retained by AXA Equitable in Separate Account No. 66...         47          28
                                                        ----------  ----------
TOTAL NET ASSETS....................................... $1,357,538  $1,062,007
                                                        ==========  ==========

Investments in shares of the Portfolios, at cost....... $1,145,916  $  896,602
The Portfolios shares held
   Class B.............................................    125,003      99,037

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-41

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013


The following table provides units and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges.

                                                                              UNITS
                                       CONTRACT                            OUTSTANDING
                                       CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                       -------- --------------- ---------- -----------
ALL ASSET AGGRESSIVE-ALT 25...........  0.03%          B         $ 11.84          1

ALL ASSET GROWTH-ALT 20...............  0.03%          B         $ 11.46         --

ALL ASSET MODERATE GROWTH-ALT 15......  0.03%          B         $ 11.13         --

AXA AGGRESSIVE ALLOCATION.............  0.03%          B         $ 11.58        203

AXA CONSERVATIVE ALLOCATION...........  0.03%          B         $ 11.84        131

AXA CONSERVATIVE-PLUS ALLOCATION......  0.03%          B         $ 11.93        104

AXA MODERATE ALLOCATION...............  0.03%          B         $ 11.73      1,486

AXA MODERATE-PLUS ALLOCATION..........  0.03%          B         $ 11.76         88

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  0.05%          A         $355.67          1
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  0.03%          B         $ 13.87         12

EQ/BLACKROCK BASIC VALUE EQUITY.......  0.00%          B         $323.07         --

EQ/BOSTON ADVISORS EQUITY INCOME......  0.03%          B         $ 13.15         18

EQ/CALVERT SOCIALLY RESPONSIBLE.......  0.00%          B         $140.06         --
EQ/CALVERT SOCIALLY RESPONSIBLE.......  0.03%          B         $ 11.80        242

EQ/CAPITAL GUARDIAN RESEARCH..........  0.00%          B         $214.43         --
EQ/CAPITAL GUARDIAN RESEARCH..........  0.03%          B         $ 26.40        279

EQ/EQUITY 500 INDEX...................  0.05%          A         $537.51          1
EQ/EQUITY 500 INDEX...................  0.03%          B         $ 13.36      1,700

EQ/EQUITY GROWTH PLUS.................  0.00%          B         $234.82         --

EQ/GAMCO MERGERS AND ACQUISITIONS.....  0.03%          B         $ 11.25         16

EQ/GAMCO SMALL COMPANY VALUE..........  0.03%          B         $ 23.97        148

EQ/GLOBAL MULTI-SECTOR EQUITY.........  0.00%          B         $511.33         --
EQ/GLOBAL MULTI-SECTOR EQUITY.........  0.03%          B         $ 14.37        133

EQ/INTERMEDIATE GOVERNMENT BOND.......  0.05%          A         $224.82         --
EQ/INTERMEDIATE GOVERNMENT BOND.......  0.03%          B         $ 12.05        321

EQ/INTERNATIONAL CORE PLUS............  0.00%          B         $156.95          1
EQ/INTERNATIONAL CORE PLUS............  0.03%          B         $ 14.10        209

EQ/INTERNATIONAL EQUITY INDEX.........  0.05%          A         $190.88          4
EQ/INTERNATIONAL EQUITY INDEX.........  0.03%          A         $ 21.46        563

EQ/INTERNATIONAL VALUE PLUS...........  0.00%          B         $172.79          1

EQ/JPMORGAN VALUE OPPORTUNITIES.......  0.00%          B         $209.97         --

EQ/LARGE CAP CORE PLUS................  0.00%          B         $154.03          1

EQ/LARGE CAP GROWTH INDEX.............  0.00%          B         $132.32         --
EQ/LARGE CAP GROWTH INDEX.............  0.03%          B         $ 12.88          9

EQ/LARGE CAP GROWTH PLUS..............  0.00%          B         $210.47         --
EQ/LARGE CAP GROWTH PLUS..............  0.03%          B         $  8.78        456

EQ/LARGE CAP VALUE PLUS...............  0.00%          A         $172.10          7
EQ/LARGE CAP VALUE PLUS...............  0.03%          B         $ 15.99        561

EQ/MFS INTERNATIONAL GROWTH...........  0.03%          B         $ 11.83         32

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-42

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2013


                                                                         UNITS
                                  CONTRACT                            OUTSTANDING
                                  CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                  -------- --------------- ---------- -----------
EQ/MID CAP INDEX.................  0.00%          B         $199.30         --
EQ/MID CAP INDEX.................  0.03%          B         $ 13.61         13

EQ/MID CAP VALUE PLUS............  0.00%          B         $277.49          1
EQ/MID CAP VALUE PLUS............  0.03%          B         $ 21.88        395

EQ/MONEY MARKET..................  0.05%          A         $175.05         --
EQ/MONEY MARKET..................  0.03%          B         $ 10.00      1,416

EQ/MORGAN STANLEY MID CAP GROWTH.  0.03%          B         $ 14.03          2

EQ/PIMCO ULTRA SHORT BOND........  0.03%          B         $ 11.82        233

EQ/QUALITY BOND PLUS.............  0.05%          A         $239.98         --

EQ/SMALL COMPANY INDEX...........  0.03%          B         $ 23.86        246

EQ/T. ROWE PRICE GROWTH STOCK....  0.00%          B         $ 15.50         --
EQ/T. ROWE PRICE GROWTH STOCK....  0.03%          B         $ 13.46         12

EQ/WELLS FARGO OMEGA GROWTH......  0.00%          B         $200.43          2
EQ/WELLS FARGO OMEGA GROWTH......  0.03%          B         $ 13.70         19

MULTIMANAGER CORE BOND...........  0.03%          B         $  9.79         80

MULTIMANAGER MULTI-SECTOR BOND...  0.05%          A         $219.55         --
MULTIMANAGER MULTI-SECTOR BOND...  0.03%          B         $  9.90         84

MULTIMANAGER SMALL CAP VALUE.....  0.00%          B         $306.09          1

MULTIMANAGER TECHNOLOGY..........  0.00%          B         $223.26         --
MULTIMANAGER TECHNOLOGY..........  0.03%          B         $ 21.18        182

TARGET 2015 ALLOCATION...........  0.03%          B         $ 11.43        204

TARGET 2025 ALLOCATION...........  0.03%          B         $ 11.60        213

TARGET 2035 ALLOCATION...........  0.03%          B         $ 11.68        116

TARGET 2045 ALLOCATION...........  0.03%          B         $ 11.59         92

-----------
The accompanying notes are an integral part of these financial statements.
* Contract charges reflect the annual mortality, risk, financial accounting and other expenses related to the Variable Investment Options.
**Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in note 5 of these financial statements.
***Variable Investment Options where units outstanding are less than 500 are denoted by a -.

                                    FSA-43

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

                                                                                                               ALL ASSET
                                                                         ALL ASSET           ALL ASSET         MODERATE
                                                                   AGGRESSIVE-ALT 25*(1) GROWTH-ALT 20*(1) GROWTH-ALT 15*(1)
                                                                   --------------------- ----------------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................         $113               $    16             $21
  Expenses:
   Asset-based charges and direct operating expenses..............            1                    28              --
                                                                           ----               -------             ---

NET INVESTMENT INCOME (LOSS)......................................          112                   (12)             21
                                                                           ----               -------             ---

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................            4                 9,296              --
   Realized gain distribution from the Portfolios.................           54                   675              10
                                                                           ----               -------             ---
  Net realized gain (loss)........................................           58                 9,971              10
                                                                           ----               -------             ---

  Change in unrealized appreciation (depreciation) of investments.          517                 2,070              14
                                                                           ----               -------             ---

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............          575                12,041              24
                                                                           ----               -------             ---

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...         $687               $12,029             $45
                                                                           ====               =======             ===

                                                                       AXA         AXA             AXA
                                                                   AGGRESSIVE  CONSERVATIVE CONSERVATIVE-PLUS
                                                                   ALLOCATION* ALLOCATION*     ALLOCATION*
                                                                   ----------- ------------ -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................  $ 54,003     $14,451        $ 16,637
  Expenses:
   Asset-based charges and direct operating expenses..............       670         515             412
                                                                    --------     -------        --------

NET INVESTMENT INCOME (LOSS)......................................    53,333      13,936          16,225
                                                                    --------     -------        --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    43,152        (663)         27,382
   Realized gain distribution from the Portfolios.................    61,017      39,192          39,117
                                                                    --------     -------        --------
  Net realized gain (loss)........................................   104,169      38,529          66,499
                                                                    --------     -------        --------

  Change in unrealized appreciation (depreciation) of investments.   322,172      14,865          34,774
                                                                    --------     -------        --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   426,341      53,394         101,273
                                                                    --------     -------        --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $479,674     $67,330        $117,498
                                                                    ========     =======        ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-44

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013

                                                                       AXA          AXA                           EQ/BLACKROCK
                                                                    MODERATE   MODERATE-PLUS EQ/ALLIANCEBERNSTEIN BASIC VALUE
                                                                   ALLOCATION*  ALLOCATION*   SMALL CAP GROWTH*     EQUITY*
                                                                   ----------- ------------- -------------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios.................................. $  270,196    $ 20,177          $    252         $ 1,234
  Expenses:
   Asset-based charges and direct operating expenses..............      5,206         306               208              --
                                                                   ----------    --------          --------         -------

NET INVESTMENT INCOME (LOSS)......................................    264,990      19,871                44           1,234
                                                                   ----------    --------          --------         -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    135,575      19,538            24,635             148
   Realized gain distribution from the Portfolios.................    475,619      33,337            49,672              --
                                                                   ----------    --------          --------         -------
  Net realized gain (loss)........................................    611,194      52,875            74,307             148
                                                                   ----------    --------          --------         -------

  Change in unrealized appreciation (depreciation) of investments.  1,080,823      93,982            73,281          13,965
                                                                   ----------    --------          --------         -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  1,692,017     146,857           147,588          14,113
                                                                   ----------    --------          --------         -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $1,957,007    $166,728          $147,632         $15,347
                                                                   ==========    ========          ========         =======

                                                                      EQ/BOSTON     EQ/CALVERT
                                                                   ADVISORS EQUITY   SOCIALLY
                                                                     INCOME*(1)    RESPONSIBLE*
                                                                   --------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................     $ 4,367       $ 19,559
  Expenses:
   Asset-based charges and direct operating expenses..............          76            870
                                                                       -------       --------

NET INVESTMENT INCOME (LOSS)......................................       4,291         18,689
                                                                       -------       --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      21,620        284,843
   Realized gain distribution from the Portfolios.................      24,084             --
                                                                       -------       --------
  Net realized gain (loss)........................................      45,704        284,843
                                                                       -------       --------

  Change in unrealized appreciation (depreciation) of investments.      11,542        477,361
                                                                       -------       --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      57,246        762,204
                                                                       -------       --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $61,537       $780,893
                                                                       =======       ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-45

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013


                                                                   EQ/CAPITAL                                EQ/GAMCO
                                                                    GUARDIAN  EQ/EQUITY 500  EQ/EQUITY     MERGERS AND
                                                                   RESEARCH*     INDEX*     GROWTH PLUS* ACQUISITIONS*(1)
                                                                   ---------- ------------- ------------ ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios.................................. $   96,625  $  312,628     $   470        $   130
  Expenses:
   Asset-based charges and direct operating expenses..............      2,341       7,027          --             25
                                                                   ----------  ----------     -------        -------

NET INVESTMENT INCOME (LOSS)......................................     94,284     305,601         470            105
                                                                   ----------  ----------     -------        -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    304,282     306,814       1,697             49
   Realized gain distribution from the Portfolios.................         --          --          --          8,540
                                                                   ----------  ----------     -------        -------
  Net realized gain (loss)........................................    304,282     306,814       1,697          8,589
                                                                   ----------  ----------     -------        -------

  Change in unrealized appreciation (depreciation) of investments.  1,587,482   5,160,379      24,274         (1,703)
                                                                   ----------  ----------     -------        -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  1,891,764   5,467,193      25,971          6,886
                                                                   ----------  ----------     -------        -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $1,986,048  $5,772,794     $26,441        $ 6,991
                                                                   ==========  ==========     =======        =======

                                                                     EQ/GAMCO     EQ/GLOBAL
                                                                   SMALL COMPANY MULTI-SECTOR
                                                                      VALUE*       EQUITY*
                                                                   ------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................  $    8,710     $ 16,444
  Expenses:
   Asset-based charges and direct operating expenses..............       1,044          648
                                                                    ----------     --------

NET INVESTMENT INCOME (LOSS)......................................       7,666       15,796
                                                                    ----------     --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     415,237      147,490
   Realized gain distribution from the Portfolios.................     155,728           --
                                                                    ----------     --------
  Net realized gain (loss)........................................     570,965      147,490
                                                                    ----------     --------

  Change in unrealized appreciation (depreciation) of investments.     491,314      238,372
                                                                    ----------     --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   1,062,279      385,862
                                                                    ----------     --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $1,069,945     $401,658
                                                                    ==========     ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-46

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013

                                                                   EQ/INTERMEDIATE
                                                                     GOVERNMENT    EQ/INTERNATIONAL EQ0/INTERNATIONAL
                                                                        BOND*         CORE PLUS*      EQUITY INDEX*
                                                                   --------------- ---------------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................    $   8,639        $ 25,378        $   267,528
  Expenses:
   Asset-based charges and direct operating expenses..............        1,396             964              4,018
                                                                      ---------        --------        -----------

NET INVESTMENT INCOME (LOSS)......................................        7,243          24,414            263,510
                                                                      ---------        --------        -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       77,146         102,282         (1,340,639)
   Realized gain distribution from the Portfolios.................           --              --                 --
                                                                      ---------        --------        -----------
  Net realized gain (loss)........................................       77,146         102,282         (1,340,639)
                                                                      ---------        --------        -----------

  Change in unrealized appreciation (depreciation) of investments.     (159,641)        358,678          3,450,045
                                                                      ---------        --------        -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      (82,495)        460,960          2,109,406
                                                                      ---------        --------        -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $ (75,252)       $485,374        $ 2,372,916
                                                                      =========        ========        ===========

                                                                                     EQ/JPMORGAN   EQ/LARGE CAP
                                                                   EQ/INTERNATIONAL     VALUE          CORE
                                                                     VALUE PLUS*    OPPORTUNITIES*   PLUS*(1)
                                                                   ---------------- -------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................     $ 1,466         $ 1,756       $   368
  Expenses:
   Asset-based charges and direct operating expenses..............          --              --            --
                                                                       -------         -------       -------

NET INVESTMENT INCOME (LOSS)......................................       1,466           1,756           368
                                                                       -------         -------       -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................         261             542           347
   Realized gain distribution from the Portfolios.................          --              --         3,085
                                                                       -------         -------       -------
  Net realized gain (loss)........................................         261             542         3,432
                                                                       -------         -------       -------

  Change in unrealized appreciation (depreciation) of investments.      17,615          23,579        15,592
                                                                       -------         -------       -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      17,876          24,121        19,024
                                                                       -------         -------       -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $19,342         $25,877       $19,392
                                                                       =======         =======       =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-47

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013

                                                                    EQ/LARGE   EQ/LARGE                  EQ/MFS
                                                                   CAP GROWTH CAP GROWTH EQ/LARGE CAP INTERNATIONAL EQ/MID CAP
                                                                     INDEX*     PLUS*    VALUE PLUS*   GROWTH*(1)     INDEX*
                                                                   ---------- ---------- ------------ ------------- ----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................   $1,014   $    6,097  $  100,360     $ 2,429     $ 1,515
  Expenses:
   Asset-based charges and direct operating expenses..............        8        1,200       2,767          43          43
                                                                     ------   ----------  ----------     -------     -------

NET INVESTMENT INCOME (LOSS)......................................    1,006        4,897      97,593       2,386       1,472
                                                                     ------   ----------  ----------     -------     -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      138      547,702    (385,889)        508      12,781
   Realized gain distribution from the Portfolios.................    5,145           --          --       2,777          --
                                                                     ------   ----------  ----------     -------     -------
  Net realized gain (loss)........................................    5,283      547,702    (385,889)      3,285      12,781
                                                                     ------   ----------  ----------     -------     -------

  Change in unrealized appreciation (depreciation) of investments.    1,223      585,153   2,961,950      13,452      30,231
                                                                     ------   ----------  ----------     -------     -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    6,506    1,132,855   2,576,061      16,737      43,012
                                                                     ------   ----------  ----------     -------     -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $7,512   $1,137,752  $2,673,654     $19,123     $44,484
                                                                     ======   ==========  ==========     =======     =======

                                                                   EQ/MID CAP
                                                                   VALUE PLUS*
                                                                   -----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios.................................. $   41,751
  Expenses:
   Asset-based charges and direct operating expenses..............      2,613
                                                                   ----------

NET INVESTMENT INCOME (LOSS)......................................     39,138
                                                                   ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    137,478
   Realized gain distribution from the Portfolios.................         --
                                                                   ----------
  Net realized gain (loss)........................................    137,478
                                                                   ----------

  Change in unrealized appreciation (depreciation) of investments.  2,146,838
                                                                   ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  2,284,316
                                                                   ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $2,323,454
                                                                   ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-48

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013

                                                                   EQ/MONEY EQ/MORGAN STANLEY  EQ/PIMCO ULTRA EQ/QUALITY
                                                                   MARKET*  MID CAP GROWTH*(1)  SHORT BOND*   BOND PLUS*
                                                                   -------- ------------------ -------------- ----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios.................................. $    --       $    --          $ 20,174     $   169
  Expenses:
   Asset-based charges and direct operating expenses..............   4,994            15               829          22
                                                                   -------       -------          --------     -------

NET INVESTMENT INCOME (LOSS)......................................  (4,994)          (15)           19,345         147
                                                                   -------       -------          --------     -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (373)       10,792               431         (45)
   Realized gain distribution from the Portfolios.................      94         1,769                --          --
                                                                   -------       -------          --------     -------
  Net realized gain (loss)........................................    (279)       12,561               431         (45)
                                                                   -------       -------          --------     -------

  Change in unrealized appreciation (depreciation) of investments.     392         1,902           (18,571)     (1,191)
                                                                   -------       -------          --------     -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     113        14,463           (18,140)     (1,236)
                                                                   -------       -------          --------     -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $(4,881)      $14,448          $  1,205     $(1,089)
                                                                   =======       =======          ========     =======

                                                                      EQ/SMALL    EQ/T. ROWE PRICE
                                                                   COMPANY INDEX*  GROWTH STOCK*
                                                                   -------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................   $   51,077       $    --
  Expenses:
   Asset-based charges and direct operating expenses..............        1,733            19
                                                                     ----------       -------

NET INVESTMENT INCOME (LOSS)......................................       49,344           (19)
                                                                     ----------       -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      173,486         3,153
   Realized gain distribution from the Portfolios.................      416,343            --
                                                                     ----------       -------
  Net realized gain (loss)........................................      589,829         3,153
                                                                     ----------       -------

  Change in unrealized appreciation (depreciation) of investments.    1,037,248        16,579
                                                                     ----------       -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    1,627,077        19,732
                                                                     ----------       -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $1,676,421       $19,713
                                                                     ==========       =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-49

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013

                                                                   EQ/WELLS FARGO               MULTIMANAGER MULTIMANAGER
                                                                       OMEGA      MULTIMANAGER  MULTI-SECTOR  SMALL CAP
                                                                      GROWTH*     CORE BOND*(1)    BOND*        VALUE*
                                                                   -------------- ------------- ------------ ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................    $     --      $  9,911      $ 30,645     $ 1,004
  Expenses:
   Asset-based charges and direct operating expenses..............          56           201           340          --
                                                                      --------      --------      --------     -------

NET INVESTMENT INCOME (LOSS)......................................         (56)        9,710        30,305       1,004
                                                                      --------      --------      --------     -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      22,832          (974)        7,418         174
   Realized gain distribution from the Portfolios.................     134,180         1,757            --          --
                                                                      --------      --------      --------     -------
  Net realized gain (loss)........................................     157,012           783         7,418         174
                                                                      --------      --------      --------     -------

  Change in unrealized appreciation (depreciation) of investments.        (547)      (22,338)      (45,156)     61,285
                                                                      --------      --------      --------     -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     156,465       (21,555)      (37,738)     61,459
                                                                      --------      --------      --------     -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $156,409      $(11,845)     $ (7,433)    $62,463
                                                                      ========      ========      ========     =======

                                                                   MULTIMANAGER TARGET 2015
                                                                   TECHNOLOGY*  ALLOCATION*
                                                                   ------------ -----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................  $       --   $ 30,322
  Expenses:
   Asset-based charges and direct operating expenses..............       1,134        707
                                                                    ----------   --------

NET INVESTMENT INCOME (LOSS)......................................      (1,134)    29,615
                                                                    ----------   --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     468,932     77,350
   Realized gain distribution from the Portfolios.................          --     71,761
                                                                    ----------   --------
  Net realized gain (loss)........................................     468,932    149,111
                                                                    ----------   --------

  Change in unrealized appreciation (depreciation) of investments.     647,781    101,727
                                                                    ----------   --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   1,116,713    250,838
                                                                    ----------   --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $1,115,579   $280,453
                                                                    ==========   ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-50

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE YEAR ENDED DECEMBER 31, 2013

                                                                   TARGET 2025 TARGET 2035 TARGET 2045
                                                                   ALLOCATION* ALLOCATION* ALLOCATION*
                                                                   ----------- ----------- -----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................  $ 29,560    $ 15,786    $ 12,200
  Expenses:
   Asset-based charges and direct operating expenses..............       751         356         251
                                                                    --------    --------    --------

NET INVESTMENT INCOME (LOSS)......................................    28,809      15,430      11,949
                                                                    --------    --------    --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    94,430      19,183      15,511
   Realized gain distribution from the Portfolios.................    40,156      24,031      14,700
                                                                    --------    --------    --------
  Net realized gain (loss)........................................   134,586      43,214      30,211
                                                                    --------    --------    --------

  Change in unrealized appreciation (depreciation) of investments.   231,871     159,743     129,629
                                                                    --------    --------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   366,457     202,957     159,840
                                                                    --------    --------    --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $395,266    $218,387    $171,789
                                                                    ========    ========    ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(1)Refer to the Statement of Changes in Net Assets for details on commencement of operations.

                                    FSA-51

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                 ALL ASSET
                                                                                              AGGRESSIVE-ALT 25*(A)
                                                                                              --------------------
                                                                                               2013       2012
                                                                                               ------     ------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  112     $   --
  Net realized gain (loss) on investments....................................................     58         --
  Change in unrealized appreciation (depreciation) of investments............................    517         --
                                                                                               ------     ------

  Net increase (decrease) in net assets from operations......................................    687         --
                                                                                               ------     ------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  2,853         21
   Transfers between Variable Investment Options including guaranteed interest account, net..  3,391      2,029
   Redemptions for contract benefits and terminations........................................     --         --
   Contract maintenance charges..............................................................    (62)        (1)
                                                                                               ------     ------

  Net increase (decrease) in net assets from contractowners transactions.....................  6,182      2,049
                                                                                               ------     ------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............     --         --
                                                                                               ------     ------

INCREASE (DECREASE) IN NET ASSETS............................................................  6,869      2,049
NET ASSETS -- BEGINNING OF PERIOD............................................................  2,049         --
                                                                                               ------     ------

NET ASSETS -- END OF PERIOD.................................................................. $8,918     $2,049
                                                                                               ======     ======

                                                                                                   ALL ASSET
                                                                                               GROWTH-ALT 20*(A)
                                                                                              ------------------
                                                                                                 2013      2012
                                                                                              ---------  -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $     (12) $   890
  Net realized gain (loss) on investments....................................................     9,971    1,111
  Change in unrealized appreciation (depreciation) of investments............................     2,070   (2,084)
                                                                                              ---------  -------

  Net increase (decrease) in net assets from operations......................................    12,029      (83)
                                                                                              ---------  -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................       365       --
   Transfers between Variable Investment Options including guaranteed interest account, net..    38,637   63,133
   Redemptions for contract benefits and terminations........................................  (112,126)      --
   Contract maintenance charges..............................................................      (685)     (46)
                                                                                              ---------  -------

  Net increase (decrease) in net assets from contractowners transactions.....................   (73,809)  63,087
                                                                                              ---------  -------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............        --       --
                                                                                              ---------  -------

INCREASE (DECREASE) IN NET ASSETS............................................................   (61,780)  63,004
NET ASSETS -- BEGINNING OF PERIOD............................................................    63,004       --
                                                                                              ---------  -------

NET ASSETS -- END OF PERIOD.................................................................. $   1,224  $63,004
                                                                                              =========  =======

                                                                                              ALL ASSET MODERATE
                                                                                              GROWTH-ALT 15*(A)
                                                                                              ------------------
                                                                                                     2013
                                                                                              ------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)...............................................................       $   21
  Net realized gain (loss) on investments....................................................           10
  Change in unrealized appreciation (depreciation) of investments............................           14
                                                                                                    ------

  Net increase (decrease) in net assets from operations......................................           45
                                                                                                    ------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................        1,584
   Transfers between Variable Investment Options including guaranteed interest account, net..           --
   Redemptions for contract benefits and terminations........................................           --
   Contract maintenance charges..............................................................           (7)
                                                                                                    ------

  Net increase (decrease) in net assets from contractowners transactions.....................        1,577
                                                                                                    ------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............           --
                                                                                                    ------

INCREASE (DECREASE) IN NET ASSETS............................................................        1,622
NET ASSETS -- BEGINNING OF PERIOD............................................................           --
                                                                                                    ------

NET ASSETS -- END OF PERIOD..................................................................       $1,622
                                                                                                    ======

                                                                                                  AXA AGGRESSIVE
                                                                                                    ALLOCATION*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   53,333  $   14,681
  Net realized gain (loss) on investments....................................................    104,169      26,668
  Change in unrealized appreciation (depreciation) of investments............................    322,172     212,191
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................    479,674     253,540
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    413,271     370,924
   Transfers between Variable Investment Options including guaranteed interest account, net..    (96,948)   (551,997)
   Redemptions for contract benefits and terminations........................................   (178,620)   (244,363)
   Contract maintenance charges..............................................................    (18,830)    (17,861)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    118,873    (443,297)
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............         --          (9)
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    598,547    (189,766)
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,756,876   1,946,642
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $2,355,423  $1,756,876
                                                                                              ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-52

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                 AXA CONSERVATIVE
                                                                                                    ALLOCATION*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   13,936  $   14,630
  Net realized gain (loss) on investments....................................................     38,529      26,462
  Change in unrealized appreciation (depreciation) of investments............................     14,865      38,936
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................     67,330      80,028
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    206,563     387,182
   Transfers between Variable Investment Options including guaranteed interest account, net..   (345,703)     (1,963)
   Redemptions for contract benefits and terminations........................................   (142,219)   (259,547)
   Contract maintenance charges..............................................................    (17,631)    (22,081)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (298,990)    103,591
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............         --          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................   (231,660)    183,619
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,778,130   1,594,511
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $1,546,470  $1,778,130
                                                                                              ==========  ==========

                                                                                              AXA CONSERVATIVE-PLUS
                                                                                                   ALLOCATION*
                                                                                              --------------------
                                                                                                 2013       2012
                                                                                              ----------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   16,225  $  7,002
  Net realized gain (loss) on investments....................................................     66,499    17,082
  Change in unrealized appreciation (depreciation) of investments............................     34,774    28,564
                                                                                              ----------  --------

  Net increase (decrease) in net assets from operations......................................    117,498    52,648
                                                                                              ----------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    377,752    80,522
   Transfers between Variable Investment Options including guaranteed interest account, net..    (59,271)  154,322
   Redemptions for contract benefits and terminations........................................    (59,536)  (67,629)
   Contract maintenance charges..............................................................    (14,521)   (9,228)
                                                                                              ----------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................    244,424   157,987
                                                                                              ----------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............        500        --
                                                                                              ----------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................    362,422   210,635
NET ASSETS -- BEGINNING OF PERIOD............................................................    875,992   665,357
                                                                                              ----------  --------

NET ASSETS -- END OF PERIOD.................................................................. $1,238,414  $875,992
                                                                                              ==========  ========

                                                                                                    AXA MODERATE
                                                                                                     ALLOCATION*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   264,990  $   113,272
  Net realized gain (loss) on investments....................................................     611,194      371,659
  Change in unrealized appreciation (depreciation) of investments............................   1,080,823      606,971
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................   1,957,007    1,091,902
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   3,770,891    3,692,144
   Transfers between Variable Investment Options including guaranteed interest account, net..     (30,991)    (222,748)
   Redemptions for contract benefits and terminations........................................  (2,335,941)  (1,803,142)
   Contract maintenance charges..............................................................    (206,955)    (192,967)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................   1,197,004    1,473,287
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............          --           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   3,154,011    2,565,189
NET ASSETS -- BEGINNING OF PERIOD............................................................  14,285,444   11,720,255
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $17,439,455  $14,285,444
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-53

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                 AXA MODERATE-PLUS
                                                                                                    ALLOCATION*
                                                                                              -----------------------
                                                                                                 2013         2012
                                                                                              ----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   19,871  $    13,751
  Net realized gain (loss) on investments....................................................     52,875       95,370
  Change in unrealized appreciation (depreciation) of investments............................     93,982       61,513
                                                                                              ----------  -----------

  Net increase (decrease) in net assets from operations......................................    166,728      170,634
                                                                                              ----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    230,735      266,488
   Transfers between Variable Investment Options including guaranteed interest account, net..    (88,903)     (12,173)
   Redemptions for contract benefits and terminations........................................    (34,240)  (1,052,420)
   Contract maintenance charges..............................................................     (9,320)     (12,560)
                                                                                              ----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................     98,272     (810,665)
                                                                                              ----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............          2           --
                                                                                              ----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................    265,002     (640,031)
NET ASSETS -- BEGINNING OF PERIOD............................................................    764,924    1,404,955
                                                                                              ----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $1,029,926  $   764,924
                                                                                              ==========  ===========

                                                                                              EQ/ALLIANCEBERNSTEIN
                                                                                               SMALL CAP GROWTH*
                                                                                              ------------------
                                                                                                2013       2012
                                                                                              --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $     44   $    510
  Net realized gain (loss) on investments....................................................   74,307     21,517
  Change in unrealized appreciation (depreciation) of investments............................   73,281     25,625
                                                                                              --------   --------

  Net increase (decrease) in net assets from operations......................................  147,632     47,652
                                                                                              --------   --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   78,835      5,404
   Transfers between Variable Investment Options including guaranteed interest account, net..  100,562    (37,653)
   Redemptions for contract benefits and terminations........................................  (53,674)    (6,612)
   Contract maintenance charges..............................................................   (4,428)    (3,324)
                                                                                              --------   --------

  Net increase (decrease) in net assets from contractowners transactions.....................  121,295    (42,185)
                                                                                              --------   --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............       --         --
                                                                                              --------   --------

INCREASE (DECREASE) IN NET ASSETS............................................................  268,927      5,467
NET ASSETS -- BEGINNING OF PERIOD............................................................  315,995    310,528
                                                                                              --------   --------

NET ASSETS -- END OF PERIOD.................................................................. $584,922   $315,995
                                                                                              ========   ========

                                                                                                 EQ/BLACKROCK
                                                                                              BASIC VALUE EQUITY*
                                                                                              -------------------
                                                                                                2013      2012
                                                                                              -------   --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ 1,234   $    421
  Net realized gain (loss) on investments....................................................     148     27,046
  Change in unrealized appreciation (depreciation) of investments............................  13,965    (15,011)
                                                                                              -------   --------

  Net increase (decrease) in net assets from operations......................................  15,347     12,456
                                                                                              -------   --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   4,182      3,244
   Transfers between Variable Investment Options including guaranteed interest account, net..  40,570     (7,801)
   Redemptions for contract benefits and terminations........................................      --    (91,712)
   Contract maintenance charges..............................................................    (621)      (522)
                                                                                              -------   --------

  Net increase (decrease) in net assets from contractowners transactions.....................  44,131    (96,791)
                                                                                              -------   --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............      --         --
                                                                                              -------   --------

INCREASE (DECREASE) IN NET ASSETS............................................................  59,478    (84,335)
NET ASSETS -- BEGINNING OF PERIOD............................................................  27,343    111,678
                                                                                              -------   --------

NET ASSETS -- END OF PERIOD.................................................................. $86,821   $ 27,343
                                                                                              =======   ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-54

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              EQ/BOSTON ADVISORS
                                                                                               EQUITY INCOME*(A)
                                                                                              ------------------
                                                                                                 2013      2012
                                                                                              ---------  -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   4,291  $ 1,562
  Net realized gain (loss) on investments....................................................    45,704      946
  Change in unrealized appreciation (depreciation) of investments............................    11,542   (2,665)
                                                                                              ---------  -------

  Net increase (decrease) in net assets from operations......................................    61,537     (157)
                                                                                              ---------  -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    23,879    4,862
   Transfers between Variable Investment Options including guaranteed interest account, net..   199,995   79,530
   Redemptions for contract benefits and terminations........................................  (130,058)      --
   Contract maintenance charges..............................................................    (2,313)     (61)
                                                                                              ---------  -------

  Net increase (decrease) in net assets from contractowners transactions.....................    91,503   84,331
                                                                                              ---------  -------

INCREASE (DECREASE) IN NET ASSETS............................................................   153,040   84,174
NET ASSETS -- BEGINNING OF PERIOD............................................................    84,174       --
                                                                                              ---------  -------

NET ASSETS -- END OF PERIOD.................................................................. $ 237,214  $84,174
                                                                                              =========  =======

                                                                                                EQ/CALVERT SOCIALLY
                                                                                                   RESPONSIBLE*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   18,689  $   23,887
  Net realized gain (loss) on investments....................................................    284,843     (45,348)
  Change in unrealized appreciation (depreciation) of investments............................    477,361     350,444
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................    780,893     328,983
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    270,874     499,376
   Transfers between Variable Investment Options including guaranteed interest account, net..     48,147     (61,058)
   Redemptions for contract benefits and terminations........................................   (635,128)   (217,920)
   Contract maintenance charges..............................................................    (22,752)    (21,312)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (338,859)    199,086
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    442,034     528,069
NET ASSETS -- BEGINNING OF PERIOD............................................................  2,417,260   1,889,191
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $2,859,294  $2,417,260
                                                                                              ==========  ==========

                                                                                                EQ/CAPITAL GUARDIAN
                                                                                                     RESEARCH*
                                                                                              -----------------------
                                                                                                  2013        2012
                                                                                              -----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    94,284  $   58,702
  Net realized gain (loss) on investments....................................................     304,282      20,019
  Change in unrealized appreciation (depreciation) of investments............................   1,587,482     932,857
                                                                                              -----------  ----------

  Net increase (decrease) in net assets from operations......................................   1,986,048   1,011,578
                                                                                              -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     489,066     520,855
   Transfers between Variable Investment Options including guaranteed interest account, net..    (202,386)    (46,333)
   Redemptions for contract benefits and terminations........................................  (1,419,942)   (656,687)
   Contract maintenance charges..............................................................     (65,784)    (61,165)
                                                                                              -----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................  (1,199,046)   (243,330)
                                                                                              -----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................     787,002     768,248
NET ASSETS -- BEGINNING OF PERIOD............................................................   6,638,646   5,870,398
                                                                                              -----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $ 7,425,648  $6,638,646
                                                                                              ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-55

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                                EQ/EQUITY 500 INDEX*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   305,601  $   308,669
  Net realized gain (loss) on investments....................................................     306,814      125,778
  Change in unrealized appreciation (depreciation) of investments............................   5,160,379    2,106,585
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................   5,772,794    2,541,032
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   1,761,063    1,849,294
   Transfers between Variable Investment Options including guaranteed interest account, net..     189,172     (889,170)
   Redemptions for contract benefits and terminations........................................  (2,610,824)  (1,774,084)
   Contract maintenance charges..............................................................    (194,323)    (178,153)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................    (854,912)    (992,113)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............         (17)         499
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   4,917,865    1,549,418
NET ASSETS -- BEGINNING OF PERIOD............................................................  18,556,400   17,006,982
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $23,474,265  $18,556,400
                                                                                              ===========  ===========


                                                                                              EQ/EQUITY GROWTH PLUS*
                                                                                              ----------------------
                                                                                                2013        2012
                                                                                               --------    -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    470    $   509
  Net realized gain (loss) on investments....................................................    1,697      1,880
  Change in unrealized appreciation (depreciation) of investments............................   24,274      8,183
                                                                                               --------    -------

  Net increase (decrease) in net assets from operations......................................   26,441     10,572
                                                                                               --------    -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    1,296      1,467
   Transfers between Variable Investment Options including guaranteed interest account, net..       --     (3,548)
   Redemptions for contract benefits and terminations........................................       --         --
   Contract maintenance charges..............................................................     (578)      (517)
                                                                                               --------    -------

  Net increase (decrease) in net assets from contractowners transactions.....................      718     (2,598)
                                                                                               --------    -------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............       --         --
                                                                                               --------    -------

INCREASE (DECREASE) IN NET ASSETS............................................................   27,159      7,974
NET ASSETS -- BEGINNING OF PERIOD............................................................   81,777     73,803
                                                                                               --------    -------

NET ASSETS -- END OF PERIOD.................................................................. $108,936    $81,777
                                                                                               ========    =======

                                                                                                  EQ/GAMCO
                                                                                                MERGERS AND
                                                                                              ACQUISITIONS*(A)
                                                                                              ---------------
                                                                                                2013     2012
                                                                                              --------  -----
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    105  $  --
  Net realized gain (loss) on investments....................................................    8,589     57
  Change in unrealized appreciation (depreciation) of investments............................   (1,703)    --
                                                                                              --------  -----

  Net increase (decrease) in net assets from operations......................................    6,991     57
                                                                                              --------  -----

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   88,532     --
   Transfers between Variable Investment Options including guaranteed interest account, net..   84,038    (50)
   Redemptions for contract benefits and terminations........................................       --     --
   Contract maintenance charges..............................................................     (720)    (2)
                                                                                              --------  -----

  Net increase (decrease) in net assets from contractowners transactions.....................  171,850    (52)
                                                                                              --------  -----

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............       --     --
                                                                                              --------  -----

INCREASE (DECREASE) IN NET ASSETS............................................................  178,841      5
NET ASSETS -- BEGINNING OF PERIOD............................................................        5     --
                                                                                              --------  -----

NET ASSETS -- END OF PERIOD.................................................................. $178,846  $   5
                                                                                              ========  =====

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-56

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                  EQ/GAMCO SMALL
                                                                                                  COMPANY VALUE*
                                                                                                  --------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    7,666  $   37,003
  Net realized gain (loss) on investments....................................................    570,965     217,123
  Change in unrealized appreciation (depreciation) of investments............................    491,314     214,698
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................  1,069,945     468,824
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    368,118     519,664
   Transfers between Variable Investment Options including guaranteed interest account, net..   (389,353)   (230,620)
   Redemptions for contract benefits and terminations........................................   (620,038)   (231,942)
   Contract maintenance charges..............................................................    (29,285)    (26,896)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (670,558)     30,206
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............         --         (96)
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    399,387     498,934
NET ASSETS -- BEGINNING OF PERIOD............................................................  3,144,939   2,646,005
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $3,544,326  $3,144,939
                                                                                              ==========  ==========

                                                                                                     EQ/GLOBAL
                                                                                               MULTI-SECTOR EQUITY*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   15,796  $   29,361
  Net realized gain (loss) on investments....................................................    147,490       9,765
  Change in unrealized appreciation (depreciation) of investments............................    238,372     278,895
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................    401,658     318,021
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    284,589     310,903
   Transfers between Variable Investment Options including guaranteed interest account, net..   (357,933)    (85,844)
   Redemptions for contract benefits and terminations........................................   (314,837)   (243,570)
   Contract maintenance charges..............................................................    (20,362)    (19,701)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (408,543)    (38,212)
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............         --          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................     (6,885)    279,809
NET ASSETS -- BEGINNING OF PERIOD............................................................  2,133,184   1,853,375
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $2,126,299  $2,133,184
                                                                                              ==========  ==========

                                                                                                  EQ/INTERMEDIATE
                                                                                                 GOVERNMENT BOND*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    7,243  $   11,421
  Net realized gain (loss) on investments....................................................     77,146      44,263
  Change in unrealized appreciation (depreciation) of investments............................   (159,641)    (11,752)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................    (75,252)     43,932
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    554,633     881,352
   Transfers between Variable Investment Options including guaranteed interest account, net..   (759,026)     18,092
   Redemptions for contract benefits and terminations........................................   (666,584)   (287,378)
   Contract maintenance charges..............................................................    (43,306)    (49,062)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (914,283)    563,004
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............         20          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................   (989,515)    606,936
NET ASSETS -- BEGINNING OF PERIOD............................................................  4,861,065   4,254,129
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $3,871,550  $4,861,065
                                                                                              ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-57

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                 EQ/INTERNATIONAL
                                                                                                    CORE PLUS*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   24,414  $   40,307
  Net realized gain (loss) on investments....................................................    102,282      44,145
  Change in unrealized appreciation (depreciation) of investments............................    358,678     322,393
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................    485,374     406,845
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    299,009     363,055
   Transfers between Variable Investment Options including guaranteed interest account, net..    (10,836)   (202,725)
   Redemptions for contract benefits and terminations........................................   (564,606)   (253,343)
   Contract maintenance charges..............................................................    (26,919)    (25,691)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (303,352)   (118,704)
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............         --          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    182,022     288,141
NET ASSETS -- BEGINNING OF PERIOD............................................................  2,856,883   2,568,742
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $3,038,905  $2,856,883
                                                                                              ==========  ==========

                                                                                                  EQ/INTERNATIONAL
                                                                                                    EQUITY INDEX*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   263,510  $   328,406
  Net realized gain (loss) on investments....................................................  (1,340,639)  (1,216,127)
  Change in unrealized appreciation (depreciation) of investments............................   3,450,045    2,532,979
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................   2,372,916    1,645,258
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   1,026,453    1,020,089
   Transfers between Variable Investment Options including guaranteed interest account, net..    (362,495)    (624,139)
   Redemptions for contract benefits and terminations........................................  (1,578,340)  (1,016,380)
   Contract maintenance charges..............................................................    (109,808)    (103,951)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................  (1,024,190)    (724,381)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............         (20)          --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   1,348,706      920,877
NET ASSETS -- BEGINNING OF PERIOD............................................................  11,438,883   10,518,006
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $12,787,589  $11,438,883
                                                                                              ===========  ===========

                                                                                               EQ/INTERNATIONAL
                                                                                                 VALUE PLUS*
                                                                                              -----------------
                                                                                                2013      2012
                                                                                              --------  -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  1,466  $ 1,382
  Net realized gain (loss) on investments....................................................      261    1,626
  Change in unrealized appreciation (depreciation) of investments............................   17,615    9,771
                                                                                              --------  -------

  Net increase (decrease) in net assets from operations......................................   19,342   12,779
                                                                                              --------  -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    1,849      538
   Transfers between Variable Investment Options including guaranteed interest account, net..   39,503   (2,682)
   Redemptions for contract benefits and terminations........................................       --   (5,976)
   Contract maintenance charges..............................................................     (882)    (718)
                                                                                              --------  -------

  Net increase (decrease) in net assets from contractowners transactions.....................   40,470   (8,838)
                                                                                              --------  -------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............        3       --
                                                                                              --------  -------

INCREASE (DECREASE) IN NET ASSETS............................................................   59,815    3,941
NET ASSETS -- BEGINNING OF PERIOD............................................................   79,925   75,984
                                                                                              --------  -------

NET ASSETS -- END OF PERIOD.................................................................. $139,740  $79,925
                                                                                              ========  =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-58

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              EQ/JPMORGAN VALUE   EQ/LARGE CAP
                                                                                               OPPORTUNITIES*     CORE PLUS*(A)
                                                                                              ----------------  ----------------
                                                                                                2013     2012     2013     2012
                                                                                              -------  -------  -------  -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ 1,756  $   687  $   368  $   686
  Net realized gain (loss) on investments....................................................     542    1,653    3,432    4,943
  Change in unrealized appreciation (depreciation) of investments............................  23,579    8,738   15,592    1,993
                                                                                              -------  -------  -------  -------

  Net increase (decrease) in net assets from operations......................................  25,877   11,078   19,392    7,622
                                                                                              -------  -------  -------  -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................      --       --    1,009    1,296
   Transfers between Variable Investment Options including guaranteed interest account, net..      --       --       --    2,999
   Redemptions for contract benefits and terminations........................................      --   (6,913)      --       --
   Contract maintenance charges..............................................................    (940)    (855)    (804)    (666)
                                                                                              -------  -------  -------  -------

  Net increase (decrease) in net assets from contractowners transactions.....................    (940)  (7,768)     205    3,629
                                                                                              -------  -------  -------  -------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............      --       --       --       --
                                                                                              -------  -------  -------  -------

INCREASE (DECREASE) IN NET ASSETS............................................................  24,937    3,310   19,597   11,251
NET ASSETS -- BEGINNING OF PERIOD............................................................  72,658   69,348   61,171   49,920
                                                                                              -------  -------  -------  -------

NET ASSETS -- END OF PERIOD.................................................................. $97,595  $72,658  $80,768  $61,171
                                                                                              =======  =======  =======  =======

                                                                                                 EQ/LARGE CAP
                                                                                                GROWTH INDEX*
                                                                                              -----------------
                                                                                                2013      2012
                                                                                              --------  -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  1,006  $     6
  Net realized gain (loss) on investments....................................................    5,283      881
  Change in unrealized appreciation (depreciation) of investments............................    1,223     (458)
                                                                                              --------  -------

  Net increase (decrease) in net assets from operations......................................    7,512      429
                                                                                              --------  -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   36,863      306
   Transfers between Variable Investment Options including guaranteed interest account, net..   78,755   (3,119)
   Redemptions for contract benefits and terminations........................................   (1,004)      --
   Contract maintenance charges..............................................................     (311)     (23)
                                                                                              --------  -------

  Net increase (decrease) in net assets from contractowners transactions.....................  114,303   (2,836)
                                                                                              --------  -------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............       --       (1)
                                                                                              --------  -------

INCREASE (DECREASE) IN NET ASSETS............................................................  121,815   (2,408)
NET ASSETS -- BEGINNING OF PERIOD............................................................      495    2,903
                                                                                              --------  -------

NET ASSETS -- END OF PERIOD.................................................................. $122,310  $   495
                                                                                              ========  =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-59

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                   EQ/LARGE CAP
                                                                                                   GROWTH PLUS*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    4,897  $   22,203
  Net realized gain (loss) on investments....................................................    547,702      13,011
  Change in unrealized appreciation (depreciation) of investments............................    585,153     462,005
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................  1,137,752     497,219
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    348,954     470,143
   Transfers between Variable Investment Options including guaranteed interest account, net..   (356,973)    (75,451)
   Redemptions for contract benefits and terminations........................................   (932,015)   (655,449)
   Contract maintenance charges..............................................................    (32,496)    (37,008)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (972,530)   (297,765)
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............          5       1,599
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    165,227     201,053
NET ASSETS -- BEGINNING OF PERIOD............................................................  3,871,499   3,670,446
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $4,036,726  $3,871,499
                                                                                              ==========  ==========

                                                                                                    EQ/LARGE CAP
                                                                                                    VALUE PLUS*
                                                                                              -----------------------
                                                                                                  2013        2012
                                                                                              -----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    97,593  $  131,048
  Net realized gain (loss) on investments....................................................    (385,889)   (407,094)
  Change in unrealized appreciation (depreciation) of investments............................   2,961,950   1,427,113
                                                                                              -----------  ----------

  Net increase (decrease) in net assets from operations......................................   2,673,654   1,151,067
                                                                                              -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     673,563     938,483
   Transfers between Variable Investment Options including guaranteed interest account, net..    (300,012)    (51,451)
   Redemptions for contract benefits and terminations........................................  (1,185,930)   (680,022)
   Contract maintenance charges..............................................................     (83,859)    (72,682)
                                                                                              -----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    (896,238)    134,328
                                                                                              -----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............          --          --
                                                                                              -----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................   1,777,416   1,285,395
NET ASSETS -- BEGINNING OF PERIOD............................................................   8,470,891   7,185,496
                                                                                              -----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $10,248,307  $8,470,891
                                                                                              ===========  ==========

                                                                                              EQ/MFS INTERNATIONAL
                                                                                                  GROWTH*(A)
                                                                                              -------------------
                                                                                                2013       2012
                                                                                              --------   -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  2,386   $   259
  Net realized gain (loss) on investments....................................................    3,285        --
  Change in unrealized appreciation (depreciation) of investments............................   13,452       215
                                                                                              --------   -------

  Net increase (decrease) in net assets from operations......................................   19,123       474
                                                                                              --------   -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   16,714     2,740
   Transfers between Variable Investment Options including guaranteed interest account, net..  316,858    25,461
   Redemptions for contract benefits and terminations........................................   (4,818)       --
   Contract maintenance charges..............................................................   (1,093)      (18)
                                                                                              --------   -------

  Net increase (decrease) in net assets from contractowners transactions.....................  327,661    28,183
                                                                                              --------   -------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............       --        --
                                                                                              --------   -------

INCREASE (DECREASE) IN NET ASSETS............................................................  346,784    28,657
NET ASSETS -- BEGINNING OF PERIOD............................................................   28,657        --
                                                                                              --------   -------

NET ASSETS -- END OF PERIOD.................................................................. $375,441   $28,657
                                                                                              ========   =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-60

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              EQ/MID CAP INDEX*
                                                                                              -----------------
                                                                                                2013      2012
                                                                                              --------  -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  1,472  $   450
  Net realized gain (loss) on investments....................................................   12,781    1,899
  Change in unrealized appreciation (depreciation) of investments............................   30,231    2,140
                                                                                              --------  -------

  Net increase (decrease) in net assets from operations......................................   44,484    4,489
                                                                                              --------  -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   65,412    5,770
   Transfers between Variable Investment Options including guaranteed interest account, net..   61,231   21,265
   Redemptions for contract benefits and terminations........................................   (1,306)  (9,398)
   Contract maintenance charges..............................................................   (1,323)    (178)
                                                                                              --------  -------

  Net increase (decrease) in net assets from contractowners transactions.....................  124,014   17,459
                                                                                              --------  -------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............       --       --
                                                                                              --------  -------

INCREASE (DECREASE) IN NET ASSETS............................................................  168,498   21,948
NET ASSETS -- BEGINNING OF PERIOD............................................................   47,095   25,147
                                                                                              --------  -------

NET ASSETS -- END OF PERIOD.................................................................. $215,593  $47,095
                                                                                              ========  =======

                                                                                              EQ/MID CAP VALUE PLUS*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   39,138  $   87,060
  Net realized gain (loss) on investments....................................................    137,478     (99,107)
  Change in unrealized appreciation (depreciation) of investments............................  2,146,838   1,201,090
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................  2,323,454   1,189,043
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    515,284     581,272
   Transfers between Variable Investment Options including guaranteed interest account, net..   (361,920)   (230,833)
   Redemptions for contract benefits and terminations........................................   (910,581)   (559,010)
   Contract maintenance charges..............................................................    (75,053)    (67,164)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (832,270)   (275,735)
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............         --          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  1,491,184     913,308
NET ASSETS -- BEGINNING OF PERIOD............................................................  7,381,152   6,467,844
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $8,872,336  $7,381,152
                                                                                              ==========  ==========

                                                                                                  EQ/MONEY MARKET*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    (4,994) $    (1,098)
  Net realized gain (loss) on investments....................................................        (279)        (858)
  Change in unrealized appreciation (depreciation) of investments............................         392          984
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................      (4,881)        (972)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   6,617,623    9,152,061
   Transfers between Variable Investment Options including guaranteed interest account, net..  (1,777,869)  (3,389,916)
   Redemptions for contract benefits and terminations........................................  (6,331,678)  (4,196,396)
   Contract maintenance charges..............................................................    (191,813)    (204,977)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................  (1,683,737)   1,360,772
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............          --          501
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  (1,688,618)   1,360,301
NET ASSETS -- BEGINNING OF PERIOD............................................................  15,868,793   14,508,492
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $14,180,175  $15,868,793
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-61

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              EQ/MORGAN STANLEY
                                                                                              MID CAP GROWTH*(A)
                                                                                              ------------------
                                                                                                     2013
                                                                                              ------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)...............................................................      $   (15)
  Net realized gain (loss) on investments....................................................       12,561
  Change in unrealized appreciation (depreciation) of investments............................        1,902
                                                                                                   -------

  Net increase (decrease) in net assets from operations......................................       14,448
                                                                                                   -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................        7,513
   Transfers between Variable Investment Options including guaranteed interest account, net..       12,343
   Redemptions for contract benefits and terminations........................................       (1,334)
   Contract maintenance charges..............................................................         (325)
                                                                                                   -------

  Net increase (decrease) in net assets from contractowners transactions.....................       18,197
                                                                                                   -------

INCREASE (DECREASE) IN NET ASSETS............................................................       32,645
NET ASSETS -- BEGINNING OF PERIOD............................................................           --
                                                                                                   -------

NET ASSETS -- END OF PERIOD..................................................................      $32,645
                                                                                                   =======

                                                                                                  EQ/PIMCO ULTRA
                                                                                                    SHORT BOND*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   19,345  $   13,347
  Net realized gain (loss) on investments....................................................        431       4,227
  Change in unrealized appreciation (depreciation) of investments............................    (18,571)     17,367
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................      1,205      34,941
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    466,379     670,406
   Transfers between Variable Investment Options including guaranteed interest account, net..    472,806     (10,053)
   Redemptions for contract benefits and terminations........................................   (610,949)   (427,405)
   Contract maintenance charges..............................................................    (23,492)    (24,415)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    304,744     208,533
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    305,949     243,474
NET ASSETS -- BEGINNING OF PERIOD............................................................  2,446,589   2,203,115
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $2,752,538  $2,446,589
                                                                                              ==========  ==========

                                                                                                  EQ/QUALITY
                                                                                                  BOND PLUS*
                                                                                              -----------------
                                                                                                2013     2012
                                                                                              -------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   147  $    260
  Net realized gain (loss) on investments....................................................     (45)   (1,294)
  Change in unrealized appreciation (depreciation) of investments............................  (1,191)    2,835
                                                                                              -------  --------

  Net increase (decrease) in net assets from operations......................................  (1,089)    1,801
                                                                                              -------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     874     1,165
   Transfers between Variable Investment Options including guaranteed interest account, net..      --        --
   Redemptions for contract benefits and terminations........................................      --   (28,008)
   Contract maintenance charges..............................................................    (451)     (760)
                                                                                              -------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................     423   (27,603)
                                                                                              -------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................    (666)  (25,802)
NET ASSETS -- BEGINNING OF PERIOD............................................................  46,419    72,221
                                                                                              -------  --------

NET ASSETS -- END OF PERIOD.................................................................. $45,753  $ 46,419
                                                                                              =======  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-62

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                 EQ/SMALL COMPANY
                                                                                                      INDEX*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   49,344  $   65,077
  Net realized gain (loss) on investments....................................................    589,829     185,855
  Change in unrealized appreciation (depreciation) of investments............................  1,037,248     348,824
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................  1,676,421     599,756
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    435,169     447,953
   Transfers between Variable Investment Options including guaranteed interest account, net..     37,731     (50,942)
   Redemptions for contract benefits and terminations........................................   (682,556)   (332,060)
   Contract maintenance charges..............................................................    (47,602)    (40,375)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (257,258)     24,576
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............         --         (26)
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  1,419,163     624,306
NET ASSETS -- BEGINNING OF PERIOD............................................................  4,451,837   3,827,531
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $5,871,000  $4,451,837
                                                                                              ==========  ==========

                                                                                               EQ/T. ROWE PRICE
                                                                                                 GROWTH STOCK*
                                                                                              ------------------
                                                                                                2013      2012
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    (19) $     --
  Net realized gain (loss) on investments....................................................    3,153     3,162
  Change in unrealized appreciation (depreciation) of investments............................   16,579     1,889
                                                                                              --------  --------

  Net increase (decrease) in net assets from operations......................................   19,713     5,051
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   23,850     4,168
   Transfers between Variable Investment Options including guaranteed interest account, net..  105,585   (15,322)
   Redemptions for contract benefits and terminations........................................   (1,914)     (151)
   Contract maintenance charges..............................................................     (678)     (340)
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................  126,843   (11,645)
                                                                                              --------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............       --        --
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................  146,556    (6,594)
NET ASSETS -- BEGINNING OF PERIOD............................................................   22,232    28,826
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD.................................................................. $168,788  $ 22,232
                                                                                              ========  ========

                                                                                                EQ/WELLS FARGO
                                                                                                 OMEGA GROWTH*
                                                                                              ------------------
                                                                                                2013      2012
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    (56) $     37
  Net realized gain (loss) on investments....................................................  157,012    27,883
  Change in unrealized appreciation (depreciation) of investments............................     (547)   26,384
                                                                                              --------  --------

  Net increase (decrease) in net assets from operations......................................  156,409    54,304
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   91,018     1,098
   Transfers between Variable Investment Options including guaranteed interest account, net..  170,261    (8,036)
   Redemptions for contract benefits and terminations........................................  (60,317)  (47,575)
   Contract maintenance charges..............................................................   (3,187)   (1,535)
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................  197,775   (56,048)
                                                                                              --------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............       --        --
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................  354,184    (1,744)
NET ASSETS -- BEGINNING OF PERIOD............................................................  275,428   277,172
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD.................................................................. $629,612  $275,428
                                                                                              ========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-63

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                 MULTIMANAGER
                                                                                                 CORE BOND*(A)
                                                                                              ------------------
                                                                                                2013      2012
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  9,710  $  1,765
  Net realized gain (loss) on investments....................................................      783    13,395
  Change in unrealized appreciation (depreciation) of investments............................  (22,338)  (15,615)
                                                                                              --------  --------

  Net increase (decrease) in net assets from operations......................................  (11,845)     (455)
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  149,527    11,812
   Transfers between Variable Investment Options including guaranteed interest account, net..  149,469   492,503
   Redemptions for contract benefits and terminations........................................   (5,788)       --
   Contract maintenance charges..............................................................   (5,610)     (449)
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................  287,598   503,866
                                                                                              --------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............       --        --
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................  275,753   503,411
NET ASSETS -- BEGINNING OF PERIOD............................................................  503,411        --
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD.................................................................. $779,164  $503,411
                                                                                              ========  ========

                                                                                                   MULTIMANAGER
                                                                                                MULTI-SECTOR BOND*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   30,305  $   27,619
  Net realized gain (loss) on investments....................................................      7,418       9,362
  Change in unrealized appreciation (depreciation) of investments............................    (45,156)     29,068
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................     (7,433)     66,049
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    190,031     328,247
   Transfers between Variable Investment Options including guaranteed interest account, net..   (288,688)    164,193
   Redemptions for contract benefits and terminations........................................   (319,721)   (373,530)
   Contract maintenance charges..............................................................     (9,692)    (11,881)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (428,070)    107,029
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............         --          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................   (435,503)    173,078
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,266,717   1,093,639
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $  831,214  $1,266,717
                                                                                              ==========  ==========

                                                                                                 MULTIMANAGER
                                                                                               SMALL CAP VALUE*
                                                                                              ------------------
                                                                                                2013      2012
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  1,004  $    832
  Net realized gain (loss) on investments....................................................      174    (3,987)
  Change in unrealized appreciation (depreciation) of investments............................   61,285    25,815
                                                                                              --------  --------

  Net increase (decrease) in net assets from operations......................................   62,463    22,660
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    1,603     1,527
   Transfers between Variable Investment Options including guaranteed interest account, net..       --   (13,922)
   Redemptions for contract benefits and terminations........................................       --      (129)
   Contract maintenance charges..............................................................   (1,503)   (1,311)
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................      100   (13,835)
                                                                                              --------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............        2        --
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................   62,565     8,825
NET ASSETS -- BEGINNING OF PERIOD............................................................  146,772   137,947
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD.................................................................. $209,337  $146,772
                                                                                              ========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-64

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              MULTIMANAGER TECHNOLOGY*
                                                                                              ------------------------
                                                                                                 2013         2012
                                                                                              ----------   ----------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (1,134)  $     (257)
  Net realized gain (loss) on investments....................................................    468,932      207,988
  Change in unrealized appreciation (depreciation) of investments............................    647,781      198,455
                                                                                              ----------   ----------

  Net increase (decrease) in net assets from operations......................................  1,115,579      406,186
                                                                                              ----------   ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    332,049      446,812
   Transfers between Variable Investment Options including guaranteed interest account, net..   (431,284)     (51,115)
   Redemptions for contract benefits and terminations........................................   (577,813)    (325,906)
   Contract maintenance charges..............................................................    (33,952)     (36,260)
                                                                                              ----------   ----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (711,000)      33,531
                                                                                              ----------   ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............         --          (24)
                                                                                              ----------   ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    404,579      439,693
NET ASSETS -- BEGINNING OF PERIOD............................................................  3,543,253    3,103,560
                                                                                              ----------   ----------

NET ASSETS -- END OF PERIOD.................................................................. $3,947,832   $3,543,253
                                                                                              ==========   ==========

                                                                                              TARGET 2015 ALLOCATION*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   29,615  $   24,331
  Net realized gain (loss) on investments....................................................    149,111      79,087
  Change in unrealized appreciation (depreciation) of investments............................    101,727      75,668
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................    280,453     179,086
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    383,700     293,617
   Transfers between Variable Investment Options including guaranteed interest account, net..      3,642     (18,296)
   Redemptions for contract benefits and terminations........................................   (148,472)   (216,263)
   Contract maintenance charges..............................................................    (21,314)    (17,372)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    217,556      41,686
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............          5          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    498,014     220,772
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,830,012   1,609,240
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $2,328,026  $1,830,012
                                                                                              ==========  ==========

                                                                                              TARGET 2025 ALLOCATION*
                                                                                              -----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   28,809  $   27,181
  Net realized gain (loss) on investments....................................................    134,586     137,855
  Change in unrealized appreciation (depreciation) of investments............................    231,871      92,717
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................    395,266     257,753
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    577,734     568,661
   Transfers between Variable Investment Options including guaranteed interest account, net..   (206,858)   (312,754)
   Redemptions for contract benefits and terminations........................................   (275,477)   (472,876)
   Contract maintenance charges..............................................................    (22,117)    (21,324)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................     73,282    (238,293)
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............         --          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    468,548      19,460
NET ASSETS -- BEGINNING OF PERIOD............................................................  2,007,366   1,987,906
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $2,475,914  $2,007,366
                                                                                              ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-65

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                   TARGET 2035
                                                                                                   ALLOCATION*
                                                                                              --------------------
                                                                                                 2013       2012
                                                                                              ----------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   15,430  $ 11,634
  Net realized gain (loss) on investments....................................................     43,214    25,683
  Change in unrealized appreciation (depreciation) of investments............................    159,743    52,168
                                                                                              ----------  --------

  Net increase (decrease) in net assets from operations......................................    218,387    89,485
                                                                                              ----------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    328,695   329,450
   Transfers between Variable Investment Options including guaranteed interest account, net..     63,217    46,247
   Redemptions for contract benefits and terminations........................................    (99,850)  (77,684)
   Contract maintenance charges..............................................................    (11,008)   (7,542)
                                                                                              ----------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................    281,054   290,471
                                                                                              ----------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............         --        (6)
                                                                                              ----------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................    499,441   379,950
NET ASSETS -- BEGINNING OF PERIOD............................................................    858,097   478,147
                                                                                              ----------  --------

NET ASSETS -- END OF PERIOD.................................................................. $1,357,538  $858,097
                                                                                              ==========  ========

                                                                                                   TARGET 2045
                                                                                                   ALLOCATION*
                                                                                              --------------------
                                                                                                 2013       2012
                                                                                              ----------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   11,949  $  7,881
  Net realized gain (loss) on investments....................................................     30,211    19,026
  Change in unrealized appreciation (depreciation) of investments............................    129,629    39,458
                                                                                              ----------  --------

  Net increase (decrease) in net assets from operations......................................    171,789    66,365
                                                                                              ----------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    197,822   185,164
   Transfers between Variable Investment Options including guaranteed interest account, net..    204,898     8,619
   Redemptions for contract benefits and terminations........................................    (57,224)  (75,356)
   Contract maintenance charges..............................................................     (7,910)   (5,146)
                                                                                              ----------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................    337,586   113,281
                                                                                              ----------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66...............         --       (53)
                                                                                              ----------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................    509,375   179,593
NET ASSETS -- BEGINNING OF PERIOD............................................................    552,632   373,039
                                                                                              ----------  --------

NET ASSETS -- END OF PERIOD.................................................................. $1,062,007  $552,632
                                                                                              ==========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units were made available on November 15, 2012. For investments with no units outstanding as of December 31, 2012, no 2012 activity is presented.

                                    FSA-66

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013

1. Organization

   Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled), and 66 (collectively, the "Funds" or "Accounts") of AXA Equitable Life Insurance Company ("AXA Equitable"), were established under New York State Insurance Law. Pursuant to such law, to the extent provided in the applicable contracts, the net assets in the Funds are not chargeable with liabilities arising out of any other business of AXA Equitable. These financial statements reflect the financial position and results of operations for each of the Separate Accounts No. 10, 4, 3 and each of the Variable Investment Options of Separate Account No. 66. Annuity Contracts issued by AXA Equitable for which the Accounts are the funding vehicles are Retirement Investment Account ("RIA"), Members Retirement Program ("MRP"), and Equi-Pen-Plus ("EPP") (collectively, "the Plans"). Institutional Contracts reflects investments in Funds by contractowners of group annuity Contracts issued by AXA Equitable. Assets of the Plans and Institutional are invested in a number of investment Funds (available Funds vary by Plan).

   Separate Account No. 66 consists of 45 Variable Investment Options. The Account invests in shares of mutual funds of EQ Advisors Trust ("EQAT") and AXA Premier VIP Trust ("VIP") (collectively "the Trusts"). The Trusts are open-end investment management companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Trusts has separate investment objectives. As used herein, "the Trusts" refers to both the Trusts and the Portfolios. These financial statements and notes are those of the Accounts.

   The Contractowners invest in Separate Accounts No. 10, 4, 3 and 66 under the following respective names:

                                       POOLED SEPARATE ACCOUNT FUNDS**
                 RIA                   -------------------------------
Separate Account No. 10                The AllianceBernstein Balanced Fund
Separate Account No. 4                 The AllianceBernstein Common Stock
                                       Fund
Separate Account No. 3                 The AllianceBernstein Mid Cap Growth
                                       Fund

                                       EQ ADVISORS TRUST*
Separate Account No. 66:               ------------------

                                       EQ/AllianceBernstein Small Cap Growth  EQ/Large Cap Growth Index
                                       EQ/BlackRock Basic Value Equity        EQ/Large Cap Growth PLUS
                                       EQ/Calvert Socially Responsible        EQ/Large Cap Value PLUS
                                       EQ/Capital Guardian Research           EQ/Mid Cap Index
                                       EQ/Equity 500 Index                    EQ/Mid Cap Value PLUS
                                       EQ/Equity Growth PLUS                  EQ/Money Market
                                       EQ/Global Multi-Sector Equity          EQ/Quality Bond PLUS
                                       EQ/Intermediate Government Bond        EQ/T. Rowe Price Growth Stock
                                       EQ/International Core PLUS             EQ/Wells Fargo Omega Growth
                                       EQ/International Equity Index          AXA PREMIER VIP TRUST*
                                       EQ/International Value PLUS            Multimanager Multi-Sector Bond
                                       EQ/JPMorgan Value Opportunities        Multimanager Small Cap Value
                                       EQ/Large Cap Core PLUS                 Multimanager Technology

                 MRP                   POOLED SEPARATE ACCOUNT FUNDS**
                                       -------------------------------
Separate Account No. 10                The AllianceBernstein Balanced Fund
Separate Account No. 4                 The AllianceBernstein Growth Equity
                                       Fund
Separate Account No. 3                 The AllianceBernstein Mid Cap Growth
                                       Fund

Separate Account No. 66:               EQ ADVISORS TRUST*                     AXA PREMIER VIP TRUST*
                                       ------------------                     ----------------------
                                       All Asset Aggressive - Alt 25          AXA Aggressive Allocation
                                       All Asset Growth - Alt 20              AXA Conservative Allocation
                                       All Asset Moderate Growth - Alt 15     AXA Conservative-Plus Allocation
                                       EQ/AllianceBernstein Small Cap Growth  AXA Moderate Allocation
                                       EQ/Boston Advisors Equity Income       AXA Moderate-Plus Allocation
                                       EQ/Calvert Socially Responsible        Multimanager Core Bond
                                       EQ/Capital Guardian Research           Multimanager Multi-Sector Bond
                                       EQ/Equity 500 Index                    Multimanager Technology
                                       EQ/GAMCO Mergers and Acquisitions      Target 2015 Allocation
                                       EQ/GAMCO Small Company Value           Target 2025 Allocation
                                       EQ/Global Multi-Sector Equity          Target 2035 Allocation
                                       EQ/Intermediate Government Bond        Target 2045 Allocation
                                       EQ/International Core PLUS
                                       EQ/International Equity Index
                                       EQ/Large Cap Growth Index
                                       EQ/Large Cap Growth PLUS
                                       EQ/Large Cap Value PLUS
                                       EQ/MFS International Growth
                                       EQ/Mid Cap Index
                                       EQ/Mid Cap Value PLUS
                                       EQ/Money Market
                                       EQ/Morgan Stanley Mid Cap Growth
                                       EQ/PIMCO Ultra Short Bond
                                       EQ/Small Company Index
                                       EQ/T. Rowe Price Growth Stock
                                       EQ/Wells Fargo Omega Growth

                                    FSA-67

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

1. Organization (Concluded)

                 EPP                   POOLED SEPARATE ACCOUNT FUNDS**
                                       -------------------------------
Separate Account No. 10                The AllianceBernstein Balanced Fund
Separate Account No. 4                 The AllianceBernstein Common Stock
                                       Fund

            INSTITUTIONAL              POOLED SEPARATE ACCOUNT FUNDS**
                                       -------------------------------
Separate Account No. 10                Balanced Account
Separate Account No. 4                 Growth Stock Account
Separate Account No. 3                 Mid Cap Growth Stock Account

   ----------
   * An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.
   **As defined in the respective Prospectus of the Plans.

   Under applicable insurance law, the assets and liabilities of the Accounts are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Accounts are the property of AXA Equitable. However, the portion of the Accounts' assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct. Separate Account No. 66 is used to fund benefits under group annuity Contract ("Contracts") in connection with retirement savings on a tax-deferred basis.

   The amount retained by AXA Equitable in Separate Accounts No. 4 and 66 arises primarily from (1) contributions from AXA Equitable, (2) expense risk charges accumulated in the account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the account in excess of the net assets attributable to contractowners. Amounts retained by AXA Equitable are not subject to charges for expense risks, assets-based administration charges are distribution charges. Amount retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account ("General Account").

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   RECENT ACCOUNTING STANDARDS:

   In December 2011, the FASB issued Accounting Standards Update No. 2011-11, "Disclosures About Offsetting Assets and Liabilities" which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity's financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. The adoption of this standard is not material to the Account's financial statements and disclosures as of December 31, 2013.

   INVESTMENT SECURITIES FOR SEPARATE ACCOUNTS NO. 10, 4 AND 3 ARE VALUED AS
   FOLLOWS:

   Investment securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by AXA Equitable's investment officers.

   In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price.

   Futures and forward contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used.

   U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days.

                                    FSA-68

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

2. Significant Accounting Policies (Continued)


   Fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the investment advisor may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security.

   Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

   Other assets that do not have a readily available market price are valued at fair value as determined in good faith by AXA Equitable's investment officers.

   INVESTMENT TRANSACTIONS:

   Security transactions are recorded on the trade date. Amortized cost of debt securities where applicable is adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date; interest income (including amortization of premium and discount on securities using the effective yield method) is accrued daily. Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the related investments sold.

   The books and records of the Accounts are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transactions are reflected under "Realized and Unrealized Gain (Loss) on Investments" in the Statement of Operations. Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year.

   FUTURES AND FORWARD CONTRACTS:

   Futures and forward contracts are agreements to buy or sell a security, foreign currency, or stock index for a set price in the future. Initial margin deposits are made upon entering into futures contracts and can be either in cash or securities.

   Separate Accounts No. 10 and 4 may buy or sell futures contracts solely for the purpose of protecting their Account's securities against anticipated future changes in interest rates that might adversely affect the value of an Account's securities or the price of the securities that an Account intends to purchase at a later date. During the period the futures and forward contracts are open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each trading day. Variation margin payments for futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. For the year ended December 31, 2013, the average monthly notional value of futures contracts held in Separate Account No. 4 was $376,831. All futures contracts were related to equity contracts. For the year ended December 31, 2013, Separate Account No. 10 did not enter into any futures contracts. Separate Account No. 3 does not enter into futures contracts.

   When the futures or forward contract is closed, the Accounts record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Accounts' basis in the contract. Should interest rates or the price of securities move unexpectedly, the Accounts may not achieve the anticipated benefits of the financial futures or forward contracts and may incur a loss. The use of futures and forward transactions involves the risk of imperfect correlation in movements in the prices of futures and forward contracts, interest rates and the underlying hedged assets.

   Separate Account No. 10 may enter into forward currency contracts in order to hedge its exposure to changes in foreign security holdings, but did not enter into any forward currency contracts during the year ended December 31, 2013. Separate Accounts No. 3, and 4 do not enter into forward currency contracts. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The realized gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains and losses from foreign currency transactions.

                                    FSA-69

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

2. Significant Accounting Policies (Continued)


   MARKET AND CREDIT RISK:

   Futures and forward contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The contract amounts of these futures and forward contracts reflect the extent of the Accounts' exposure to off-balance sheet risk. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Accounts bear the market risk that arises from any changes in security values. The credit risk for futures contracts is limited to failure of the exchange or board of trade that acts as the counterparty of the Accounts' futures transactions. Forward contracts are entered into directly with a counterparty and not through an exchange and can be terminated only by agreement of both parties to the contract. There is no daily margin settlement and the Accounts are exposed to the risk of default by the counterparty.

   CONTRACTS IN PAYOUT:

   Net assets allocated to Contracts in the payout period are computed according to various mortality tables, depending on the year the benefits were purchased. The tables used are the 1971 GAM table, the 1983 GAM table, and the 1994 GAR. The assumed investment returns vary by Contract and range from 4 percent to 6.5 percent. The Contracts are participating group annuities, and thus, the mortality risk is borne by the Contractowner, as long as the Contract has not been discontinued. AXA Equitable retains the ultimate obligation to pay the benefits if the Contract funds become insufficient and the Contractowner elects to discontinue the contract.

   OTHER ASSETS AND LIABILITIES:

   Amounts due to/from the General Account represent receivables/payables for policy related transactions predominantly related to premiums, surrenders and death benefits.

   CONTRACT PAYMENTS AND WITHDRAWALS:

   Payments received from Contractowners represent contributions under the Contracts (excluding amounts allocated to the guaranteed interest option, reflected in the General Account) after the deduction of any applicable withdrawal changes. The amount allocated to the guaranteed interest option earns interest at the current guaranteed interest rate which is an annual effective rate.

   Withdrawals are payments to participants and beneficiaries made under the terms of the Plans and include amounts that participants have requested to be withdrawn and paid to them.

   TAXES:

   The operations of the Account are included in the federal income tax return of AXA Equitable, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to contracts participating in the Funds by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of the Contracts participating in the Account. Accordingly, no provision for federal income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax incurred which is applicable to the Account if the law is changed.

   FOREIGN TAXES:

   The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

   INVESTMENTS IN SEPARATE ACCOUNT NO. 66 ARE VALUED AS FOLLOWS:

   INVESTMENTS:

   Investments are made in shares of the Portfolios and are valued at the reported net asset values per share of the respective Portfolios. The net asset value is determined by the Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME:

   Investment transactions are recorded on the trade date. Dividend income and distributions of net realized gains from the Portfolios are recorded and automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on the redemptions of investments in the Portfolios (determined on the identified cost basis) and (2) distributions of net realized gains on investment transactions of the Portfolios.

                                    FSA-70

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

2. Significant Accounting Policies (Concluded)


   DUE TO AND DUE FROM:

   Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account primarily related to premiums, surrenders, death benefits and amounts transferred among the various Portfolios by Contractowners. Receivable/payable for shares of the Portfolios sold/purchased represent unsettled trades.

   CONTRACT PAYMENTS AND TRANSFERS:

   Payments received from Contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by deductions and charges, including premium charges, as applicable, and state premium taxes. Contractowners may allocate amounts in their individual accounts to Variable Investment Options of the Account and/or to the guaranteed interest account of AXA Equitable's General Account.

   Transfers between Variable Investment Options including the guaranteed interest account, net, are amounts that participants have directed to be moved among Portfolios, including permitted transfers to and from the guaranteed interest account. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

   Redemptions for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to the purchase of annuities. Withdrawal charges, if any, are included in redemptions for contract benefits and terminations to the extent that such charges apply to the contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

   TAXES:

   The operations of the Account are included in the federal income tax return of AXA Equitable, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to contracts participating in the Funds by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of the Contracts participating in the Account. Accordingly, no provision for federal income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax incurred which is applicable to the Account if the law is changed.

3. Fair Value Disclosures

   Under GAAP, fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 - Quoted prices for identical assets in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 - Observable inputs other than Level 1 prices, such as quoted prices for similar assets, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

   Level 3 - Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

                                    FSA-71

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

3. Fair Value Disclosures (Continued)


   Assets measured at fair value on a recurring basis are summarized below as of the dates indicated:

                                               FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2013
                                                             LEVEL 1
                                               --------------------------------------------
                                                SEPARATE       SEPARATE       SEPARATE
                                                 ACCOUNT       ACCOUNT        ACCOUNT
                                               NO.10/(2)/      NO.4/(2)/      NO.3/(2)/
                                               -----------    -----------    -----------
ASSETS
Investments:
Common stocks
  Consumer discretionary...................... $ 1,814,615    $17,337,708    $ 6,150,796
  Consumer staples............................   1,096,905     10,271,676      2,166,158
  Energy......................................   1,183,519      3,855,248      1,649,731
  Financials..................................   2,388,901      4,608,419      3,011,204
  Health care.................................   1,704,714     10,642,136      4,527,155
  Industrials.................................   1,285,395     10,757,585             --
  Materials & processing......................     272,722      3,900,512        349,965
  Producer durables...........................          --             --      6,141,857
  Technology..................................   1,946,394     23,518,164      3,562,620
  Telecommunication services..................     307,994      1,690,640             --
  Utilities...................................     199,063        197,558             --
                                                  -----------    -----------    -----------
   TOTAL COMMON STOCKS........................  12,200,222     86,779,646     27,559,486
  Rights......................................       1,285             --             --
  Short term..................................   1,176,741        635,878        844,382
                                                  -----------    -----------    -----------
  TOTAL LEVEL 1............................... $13,378,248    $87,415,524    $28,403,868
                                                  ===========    ===========    ===========

                                                             LEVEL 2
                                               --------------------------------------------
                                                SEPARATE       SEPARATE       SEPARATE
                                                 ACCOUNT       ACCOUNT        ACCOUNT
                                               NO.10/(2)/      NO.4/(2)/      NO.3/(2)/
                                               -----------    -----------    -----------
ASSETS
Investments:
Fixed Maturities, available for sale
  Corporate................................... $ 3,300,605    $        --    $        --
  U.S. Treasury, government and agency........   5,118,561             --             --
  States and political subdivision............      32,697             --             --
  Foreign governments.........................      29,159             --             --
  Commercial mortgage-backed..................     985,402             --             --
  Residential mortgage-backed.................   2,452,571             --             --
  Asset-backed................................     125,144             --             --
                                                  -----------    -----------    -----------
   TOTAL FIXED MATURITIES, AVAILABLE FOR SALE.  12,044,139             --             --
                                                  -----------    -----------    -----------
Common stocks
  Consumer discretionary......................   1,000,415             --             --
  Consumer staples............................     634,719             --             --
  Energy......................................     686,708             --             --
  Financials..................................   1,897,391             --             --
  Health care.................................     445,363             --             --
  Industrial..................................   1,335,195             --             --

                                    FSA-72

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

3. Fair Value Disclosures (Continued)

                                                         LEVEL 2
                                              -----------------------------
                                               SEPARATE   SEPARATE  SEPARATE
                                                ACCOUNT   ACCOUNT   ACCOUNT
                                              NO.10/(2)/  NO.4/(2)/ NO.3/(2)/
                                              ----------- --------  --------
  Materials & processing..................... $   462,103      $--       $--
  Telecommunication services.................     567,738       --        --
  Technology.................................     227,031       --        --
  Utilities..................................     325,899       --        --
                                              -----------      ---       ---
   TOTAL COMMON STOCKS.......................   7,582,562       --        --
                                              -----------      ---       ---
  Affiliated separate accounts...............          --       --        --
  Short term.................................     489,936       --        --
                                              -----------      ---       ---
   TOTAL LEVEL 2............................. $20,116,637      $--       $--
                                              ===========      ===       ===

                                                         LEVEL 3
                                              -----------------------------
                                               SEPARATE   SEPARATE  SEPARATE
                                                ACCOUNT   ACCOUNT   ACCOUNT
                                              NO.10/(1)/    NO.4      NO.3
                                              ----------- --------  --------
ASSETS
Investments:
Fixed Maturities, available for sale.........
Commercial mortgage-backed................... $    43,161      $--       $--
Asset-backed.................................      45,067       --        --
                                              -----------      ---       ---
   SUBTOTAL..................................      88,228       --        --
                                              -----------      ---       ---
Common stocks
Financials...................................          --       --        --
                                              -----------      ---       ---
TOTAL LEVEL 3................................ $    88,228      $--       $--
                                              ===========      ===       ===

   The table below presents a reconciliation for all Level 3 Assets at December 31, 2013:

                                                              LEVEL 3 INSTRUMENTS
                                                            FAIR VALUE MEASUREMENTS
                                                            SEPARATE ACCOUNT NO. 10
                                              --------------------------------------------------
                                                FIXED MATURITIES   COMMON STOCK
                                              -------------------  ------------
                                              COMMERCIAL
                                              MORTGAGE-    ASSET-                     TOTAL
                                                BACKED     BACKED   FINANCIALS   INVESTMENTS/(1)/
                                              ----------  -------  ------------  ---------------
BALANCE, DECEMBER 31, 2012...................   $111,921  $52,010      $    153         $164,084
Total gains (losses) realized and
  unrealized, included in:
Earnings as:
  Net amortization/accretion.................       (134)      64            --              (70)
  Investment (losses) gains, net.............      3,783       --       (44,080)         (40,297)
                                                --------  -------      --------         --------
   SUBTOTAL..................................      3,649       64       (44,080)         (40,367)
                                                --------  -------      --------         --------
  Change in unrealized gain..................      3,736      665        44,134           48,535
  Sales......................................    (63,512)      --          (207)         (63,719)
  Settlements................................    (12,633)  (7,672)           --          (20,305)
                                                --------  -------      --------         --------
BALANCE, DECEMBER 31, 2013...................   $ 43,161  $45,067      $     --         $ 88,228
                                                ========  =======      ========         ========

   ----------
(1)Therewere no significant transfers into, or out of, Level 3 during the year for Separare Account No. 10.
(2)Therewere no transfers between Level 1 and 2 during the year for Separate Accounts No. 10, 4 and 3.

                                    FSA-73

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

3. Fair Value Disclosures (Concluded)


   The table below details the changes in unrealized gains for 2013 by category for Level 3 assets still held at December 31, 2013:

                                                      SEPARATE ACCOUNT
                                                           NO.10
                                                      ----------------
LEVEL 3 INSTRUMENTS STILL HELD AT DECEMBER
  31, 2013
Change in unrealized gains or losses
Fixed maturities, available for sale:
  Commercial mortgage-backed.........................           $8,019
  Asset-backed.......................................              665
                                                                ------
   TOTAL FIXED MATURITIES, AVAILABLE FOR
     SALE............................................            8,684
                                                                ------
Common Stocks:

   Financials........................................               --
                                                                ------
TOTAL ...............................................           $8,684
                                                                ======

   For Separate Account No. 66, all investments of each Variable Investment Option of the Account have been classified as Level 1.
   There were no transfers between Level 1, Level 2 and Level 3 during the year for Separate Account No. 66.

4. Purchases and Sales on Investments

INVESTMENTSECURITY TRANSACTIONS:

   For the year ended December 31, 2013, investment security transactions, excluding short-term debt securities, were as follows for Separate Accounts No. 10, 4, and 3:

                                                       PURCHASES                      SALES
                                              ---------------------------- ----------------------------
                                                                  U.S.                         U.S.
                                                STOCKS AND     GOVERNMENT    STOCKS AND     GOVERNMENT
FUND                                          DEBT SECURITIES AND AGENCIES DEBT SECURITIES AND AGENCIES
----                                          --------------- ------------ --------------- ------------
Separate Account No. 10......................     $32,112,839   $4,879,151     $38,127,510   $3,875,818
Separate Account No. 4.......................      13,763,601           --      24,540,617           --
Separate Account No. 3.......................      34,338,788           --      37,453,005           --

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2013 were as follows for Separate Account No. 66:

                                       PURCHASES    SALES
                                       ---------- ----------
ALL ASSET AGGRESSIVE-ALT 25........... $    6,384 $       35
ALL ASSET GROWTH-ALT 20...............     39,694    112,816
ALL ASSET MODERATE GROWTH-ALT 15......      1,616          8
AXA AGGRESSIVE ALLOCATION.............    491,655    257,877
AXA CONSERVATIVE ALLOCATION...........    246,191    491,636
AXA CONSERVATIVE-PLUS ALLOCATION......    668,236    367,619
AXA MODERATE ALLOCATION...............  3,818,018  1,876,065
AXA MODERATE-PLUS ALLOCATION..........    295,878    144,160
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.    321,412    150,368
EQ/BLACKROCK BASIC VALUE EQUITY.......     45,904        539
EQ/BOSTON ADVISORS EQUITY INCOME......    251,967    132,022
EQ/CALVERT SOCIALLY RESPONSIBLE.......    456,953    776,400
EQ/CAPITAL GUARDIAN RESEARCH..........    780,379  1,883,200
EQ/EQUITY 500 INDEX...................  2,102,539  2,646,301
EQ/EQUITY GROWTH PLUS.................      4,385      3,197
EQ/GAMCO MERGERS AND ACQUISITIONS.....    181,398        878

                                    FSA-74

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

4. Purchases and Sales on Investments (Concluded)

                                  PURCHASES     SALES
                                  ---------- -----------
EQ/GAMCO SMALL COMPANY VALUE..... $  957,925 $ 1,464,222
EQ/GLOBAL MULTI-SECTOR EQUITY....    487,679     879,894
EQ/INTERMEDIATE GOVERNMENT BOND..    464,180   1,370,091
EQ/INTERNATIONAL CORE PLUS.......    801,430   1,079,573
EQ/INTERNATIONAL EQUITY INDEX....  1,366,676   2,124,303
EQ/INTERNATIONAL VALUE PLUS......     42,717         781
EQ/JPMORGAN VALUE OPPORTUNITIES..      1,756         940
EQ/LARGE CAP CORE PLUS...........      4,462         804
EQ/LARGE CAP GROWTH INDEX........    121,188         727
EQ/LARGE CAP GROWTH PLUS.........    392,374   1,359,028
EQ/LARGE CAP VALUE PLUS..........    778,275   1,574,616
EQ/MFS INTERNATIONAL GROWTH......    337,344       4,479
EQ/MID CAP INDEX.................    228,597     103,071
EQ/MID CAP VALUE PLUS............    623,439   1,414,401
EQ/MONEY MARKET..................  9,868,990  11,553,559
EQ/MORGAN STANLEY MID CAP GROWTH.    128,002     108,038
EQ/PIMCO ULTRA SHORT BOND........  1,061,071     736,299
EQ/QUALITY BOND PLUS.............      1,043         473
EQ/SMALL COMPANY INDEX...........  1,101,455     891,574
EQ/T. ROWE PRICE GROWTH STOCK....    139,078      12,237
EQ/WELLS FARGO OMEGA GROWTH......    453,565     121,615
MULTIMANAGER CORE BOND...........    322,566      23,321
MULTIMANAGER MULTI-SECTOR BOND...    483,594     881,087
MULTIMANAGER SMALL CAP VALUE.....      4,732       3,628
MULTIMANAGER TECHNOLOGY..........    322,378   1,033,578
TARGET 2015 ALLOCATION...........    563,388     243,865
TARGET 2025 ALLOCATION...........    662,382     519,516
TARGET 2035 ALLOCATION...........    412,325      91,506
TARGET 2045 ALLOCATION...........    439,135      74,686

5. Related Party Transactions

   In Separate Account No. 66, the assets in each Variable Investment Option are invested in shares of a corresponding Portfolio of the Trusts. Shares are offered by the Portfolios at net asset value. Shares in which the Variable Investment Options invest in are categorized by the share class of the Portfolio. All share classes are subject to fees for investment management and advisory services and other Portfolio expenses and are subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") approved by EQAT and VIP Trusts' Board of Trustees and adopted by the applicable Trust. The Rule 12b-1 Plans provide that the Trusts, on behalf of each related Variable Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.25% of the average daily net assets of a Portfolio attributable to its Class A or Class B shares in respect of activities primarily intended to result in the sale of the respective shares. The class-specific expenses attributable to the investment in each share class of the Portfolios in which the Variable Investment Option invest are borne by the specific unit classes of the Variable Investment Options to which the investments are attributable. These fees are reflected in the net asset value of the shares of the Portfolios and the total returns of the Variable Investment Options, but are not included in the expenses or expense ratios of the Variable Investment Options.

   AXA Equitable and its affiliates serves as investment manager of the Portfolios of the Trusts. Each investment manager receives management fees for services performed in its capacity as investment manager of the Portfolios. Investment managers either oversee the activities of the investment advisors with respect to the Portfolios, and are responsible for retaining or discontinuing the services of those advisors, or are directly managing the Portfolios. Expenses of the Portfolios of the Trusts generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.11% to a high of 1.40% of the average daily net assets of the Portfolios of the Trusts. AXA Equitable, as investment manager of the Trusts, pays expenses for providing investment advisory services to the respective Portfolios, including the fees to the Advisors of each

                                    FSA-75

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

5. Related Party Transactions (Concluded)

   Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC, affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above. These fees and expenses are reflected in the net asset value of the shares of the Portfolios and the total returns of the Variable Investment Options, but are not included in the expenses or expense ratios of the Variable Investment Options.

   AllianceBernstein L.P. ("AllianceBernstein") serves as an investment advisor for the EQ/AllianceBernstein Small Cap Growth; EQ/Equity 500 Index; EQ/International Equity Index; EQ/Large Cap Growth Index; EQ/Small Company Index and Separate Accounts No. 10, 4 and 3; as well as a portion of EQ/Large Cap Value PLUS and EQ/Quality Bond PLUS. AllianceBernstein is a publicly traded limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent of AXA Equitable).

   AXA Advisors, LLC is an affiliate of AXA Equitable, and a distributor and principal underwriter of the policies ("Contracts"). AXA Advisors is registered with the Securities and Exchange Commission ("SEC") as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC ("AXA Network") or its subsidiaries (affiliates of AXA Equitable). AXA Advisors receives commissions and other service-related payments under its distribution agreement with AXA Equitable and its networking agreement with AXA Network.

   In addition to using brokers and dealers to execute portfolio security transactions for accounts under their management, AXA Equitable, AllianceBernstein, and AXA Advisors may also enter into other types of business and securities transactions with brokers and dealers, which will be unrelated to allocation of the AXA Equitable Funds' portfolio transactions.

6. Asset Charges

   Charges and fees relating to the Portfolios are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Portfolios. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Portfolio units or (ii) reduction in unit value.

   RIA

   Charges and fees relating to the Portfolios are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Portfolios. Depending upon the terms of a contract, sales-related fees and operating expenses are paid by the contract holders
   (i) by a reduction of an appropriate number of Portfolio units or
   (ii) reduction in unit value from contractowners. Fees with respect to the Retirement Investment Account (RIA) contracts are as follows:

   INVESTMENT MANAGEMENT FEE:

   An annual rate of 0.50% of the net assets attributable to RIA units is assessed for the AllianceBernstein Balanced Fund, and AllianceBernstein Mid Cap Growth Fund and an effective annual rate of 0.08% for the AllianceBernstein Common Stock Fund. This fee is reflected as a reduction in RIA unit value.

   ADMINISTRATIVE FEES:

   Contracts investing in the Portfolios are subject to certain administrative expenses according to contract terms. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Portfolio units or (ii) reduction in unit value. These fees may include:

   Ongoing Operations Fee -- An expense charge is made based on the combined net balances of each fund. Depending upon when the employer adopted RIA, the monthly rate ranges from 1/12 of 1.25% to 1/12 of 0.50% or from 1/12 of 1.25% to 1/12 of 0.25%. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or
   (ii) reduction in unit value.

   Participant Recordkeeping Services Charge -- Employers electing RIA's optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) reduction in unit value.

   Contingent Withdrawal Charge -- Certain withdrawals are subject to defined contingent withdrawal charges. The maximum charge is 6.00% of the total plan assets withdrawn and is deducted as a liquidation of Portfolio units.

   Loan Fee -- A loan fee equal to 1.00% of the amount withdrawn as loan principal is deducted on the date the plan loan is made.

                                    FSA-76

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

6. Asset Charges (Continued)


   OPERATING AND EXPENSE CHARGES:

   In addition to the charges and fees mentioned above, Separate Accounts No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. These charges and fees are reflected as reductions of unit value.

   MRP

   Charges and fees relating to the Portfolios paid to AXA Equitable are deducted in accordance with the terms of the various contracts which participate in the Portfolios. With respect to the Members Retirement Program these expenses consist of investment management, program expense charge, direct expenses, and record maintenance. These charges and fees are paid to AXA Equitable. Fees with respect to the Members Retirement Program contracts are as follows:

 . Program Expense Charge -- AXA Equitable assesses a Program expense charge on a monthly basis, which is charged against accounts in the plans that invest in the Separate Accounts. AXA Equitable determines the Program expense charge for each plan on the last day of each month, based on two factors: (1) the average account value of the accounts in the plan, and
     (2) the value of the total plan assets invested in the Members Retirement Program by the plan, on that date. The Program expense charge is applied to all assets in the plan. All participants in a plan pay the Program expense charge at the same percentage rate, regardless of individual account value. The maximum program expense charge is 1.00%.

 . Investment Management Fees -- An expense charge is made daily at an effective annual rate of 0.50% of the net assets of the AllianceBernstein Balanced Fund and an effective annual rate of 0.30% for the AllianceBernstein Growth Equity Fund and an effective annual rate of 0.65% for the AllianceBernstein Mid Cap Growth Fund. This fee is reflected as a reduction in MRP unit value.

 . Direct Operating and Other Expenses -- In addition to the charges and fees mentioned above, the Funds are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. This fee is reflected as a reduction in MRP unit value.

 . A record maintenance and report fee of $3.75 per participant is deducted quarterly as a liquidation of fund units.

   EPP

   Charges and fees relating to the Funds are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts, which participate in the Funds. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Fund Units or (ii) reduction in unit value. Fees with respect to the Equi-Pen-Plus Master Plan and Retirement Trust are as follows:

   INVESTMENT MANAGEMENT FEE:

   An annual rate of 0.25% of the total plan and trust net assets is deducted daily for the AllianceBernstein Balanced Fund and an annual rate of 0.08% for the AllianceBernstein Common Stock Fund. This fee is reflected as reduction in EPP unit value.

   ADMINISTRATIVE FEES:

   Ongoing Operations Fee -- An expense charge is made based on each client's combined balance of Master Plan and Trust net assets in the Funds and AXA Equitable's Fixed Income Accounts at a monthly rate of 1/12 of (i) 1% of the first $500,000, (ii) 0.75% of the next $500,000 and (iii) 0.50% of the excess over $1,000,000. The ongoing operations fee is generally paid via a liquidation of units held in the fund.

   Participant Recordkeeping Services Charge -- Employers electing Equi-Pen-Plus's optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. The participant recordkeeping service charge is generally paid via a liquidation of units held in the fund.

   Withdrawal Charge -- A charge is applied if the client terminates plan participation in the Master Retirement Trust ("Master Trust") and if the client transfers assets to another funding agency before the fifth anniversary of the date AXA Equitable accepts the participation agreement. The redemption charge is generally paid via a liquidation of units held in the fund and will be based on the following schedule:

FOR TERMINATION OCCURRING IN:       WITHDRAWAL CHARGE:
-----------------------------  ------------------------------
       Years 1 and 2.......... 3% of all Master Trust assets
       Years 3 and 4.......... 2% of all Master Trust assets
       Year 5................. 1% of all Master Trust assets
       After Year 5...........     No Withdrawal Charge

                                    FSA-77

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

6. Asset Charges (Concluded)


   OPERATING AND EXPENSE CHARGES:

   In addition to the charges and fees mentioned above, Separate Accounts No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These may include custody, audit and printing of reports. These charges and fees are reflected as reduction of unit value.

   INSTITUTIONAL

   ASSET MANAGEMENT FEES

   Asset management fees are charged to clients investing in the Separate Accounts. The fees are based on the prior month-end net asset value (as defined) of each client's aggregate interest in AXA Equitable's Separate Accounts, and are determined monthly. The fees are calculated for each client in accordance with the schedule set forth below for the Balanced Account and the Mid Cap Growth Stock Account:

   EACH CLIENT'S AGGREGATE INTEREST                  ANNUAL RATE
   --------------------------------     -------------------------------------
 Minimum Fee...........................                $5,000
 First $2 million......................              0.85 of 1%
 Next $3 million.......................              0.60 of 1%
 Next $5 million.......................              0.40 of 1%
 Next $15 million......................              0.30 of 1%
 Next $75 million......................              0.25 of 1%
 Excess over $100 million..............              0.20 of 1%

   Asset management fees for the Growth Stock Account is an expense charge determined monthly with an effective annual rate of 0.08%.

   Asset management fees are paid to AXA Equitable. Clients can either pay the fee directly by remittance to the Separate Account or via liquidation of units held in the Separate Accounts.

   ADMINISTRATIVE FEES

   Certain client contracts provide for a fee for administrative services to be paid directly to AXA Equitable. This administrative fee is calculated according to the terms of the specific contract and is generally paid via a liquidation of units held in the funds in which the contract invests. The payment of the fee for administrative services has no effect on other Separate Account clients or the unit values of the separate accounts.

   OPERATING AND EXPENSE CHARGES

   In addition to the charges and fees mentioned above, the Separate Accounts No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These charges may include custody and audit fees, and result in reduction of Separate Account unit values.

   Administrative fees paid through a liquidation of units in Separate Account No. 66 are shown in the Statements of Changes in Net Assets as Contract maintenance charges. The aggregate of all other fees are included in Asset-based charges in the Statements of Operations. Asset-based charges including accounting and administration fees.

7. Changes in Units Outstanding

   Accumulation units issued and redeemed as of December 31, were (in thousands):

   SEPARATE ACCOUNTS NO. 10, 4 AND 3:

                                                  ALLIANCEBERNSTEIN
                                ALLIANCEBERNSTEIN COMMON STOCK      ALLIANCEBERNSTEIN
                                BALANCED FUND       FUND            MID CAP GROWTH FUND
                                ----------------  ----------------  ------------------
                                2013     2012     2013     2012     2013      2012
                                ----     ----     ----     ----     ----      ----
RIA
Issued.........................  --       --       --       --       --        --
Redeemed.......................  (1)      (2)      (1)      (1)      --        (3)
                                 --       --       --       --       --        --
Net Decrease...................  (1)      (2)      (1)      (1)      --        (3)
                                 ==       ==       ==       ==       ==        ==

                                    FSA-78

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Changes in Units Outstanding (Continued)

                                           ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN
                         ALLIANCEBERNSTEIN GROWTH EQUITY     MID CAP GROWTH
                         BALANCED FUND       FUND              FUND
                         ----------------  ----------------  ----------------
                         2013     2012     2013     2012     2013     2012
                         ----     ----     ----     ----     ----     ----
MRP
Issued..................  34       47        9       12       29       41
Redeemed................ (84)     (45)     (17)     (15)     (57)     (55)
                         ---      ---      ---      ---      ---      ---
Net Increase/(Decrease). (50)       2       (8)      (3)     (28)     (14)
                         ===      ===      ===      ===      ===      ===

                                           ALLIANCEBERNSTEIN
                         ALLIANCEBERNSTEIN COMMON STOCK
                         BALANCED FUND       FUND
                         ----------------  ----------------
                         2013     2012     2013     2012
                         ----     ----     ----     ----
EPP
Issued..................  --       --       --       --
Redeemed................  --       (1)      --       (2)
                         ---      ---      ---      ---
Net Decrease............  --       (1)      --       (2)
                         ===      ===      ===      ===

                                           GROWTH STOCK      MID CAP GROWTH
                         BALANCED ACCOUNT   ACCOUNT          STOCK ACCOUNT
                         ----------------  ----------------  ----------------
                         2013     2012     2013     2012     2013     2012
                         ----     ----     ----     ----     ----     ----
INSTITUTIONAL
Issued..................  --       --       --       --       --       --
Redeemed................  --       --       (1)      --       --       --
                         ---      ---      ---      ---      ---      ---
Net Decrease............  --       --       (1)      --       --       --
                         ===      ===      ===      ===      ===      ===

Accumulation units issued and redeemed as of December 31, were (in thousands):

   SEPARATE ACCOUNT NO. 66:

                                   EQ/BLACKROCK EQ/CALVERT
              EQ/ALLIANCEBERNSTEIN BASIC VALUE  SOCIALLY
              SMALL CAP GROWTH      EQUITY      RESPONSIBLE
              -------------------- ------------ -----------
              2013       2012      2013   2012  2013  2012
              ----       ----      ----   ----  ----  ----
RIA
Net Issued...  --         --        --      1    --    --
Net Redeemed.  --         --        --     --    --    --
               --         --        --     --    --    --
Net Increase.  --         --        --      1    --    --
               ==         ==        ==     ==    ==    ==

               EQ/CAPITAL               EQ/EQUITY
               GUARDIAN   EQ/EQUITY 500  GROWTH
               RESEARCH     INDEX         PLUS
               ---------  ------------  ---------
               2013  2012 2013   2012   2013 2012
               ----  ---- ----   ----   ---- ----
RIA
Net Issued....  --    --   --     --     --   --
Net Redeemed..  --    --   (1)    (1)    --   --
                --    --   --     --     --   --
Net Decreased.  --    --   (1)    (1)    --   --
                ==    ==   ==     ==     ==   ==

                                    FSA-79

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Changes in Units Outstanding (Continued)


                           EQ/GLOBAL    EQ/INTERMEDIATE
                           MULTI-SECTOR GOVERNMENT      EQ/INTERNATIONAL
                            EQUITY        BOND          CORE PLUS
                           ------------ --------------- ----------------
                           2013   2012  2013    2012    2013     2012
                           ----   ----  ----    ----    ----     ----
RIA
Net Issued................  --     --    --      --      --       --
Net Redeemed..............  --     --    --      --      --       --
                            --     --    --      --      --       --
Net Increase /(Decreased).  --     --    --      --      --       --
                            ==     ==    ==      ==      ==       ==

                           EQ/INTERNATIONAL EQ/INTERNATIONAL EQ/JPMORGAN VALUE
                           EQUITY INDEX     VALUE PLUS       OPPORTUNITIES
                           ---------------- ---------------- -----------------
                           2013     2012    2013     2012    2013     2012
                           ----     ----    ----     ----    ----     ----
RIA
Net Issued................  --       --      --       --      --       --
Net Redeemed..............  --       --      --       --      --       --
                            --       --      --       --      --       --
Net Increase /(Decreased).  --       --      --       --      --       --
                            ==       ==      ==       ==      ==       ==

                           EQ/LARGE CAP EQ/LARGE CAP EQ/LARGE CAP
                           CORE PLUS    GROWTH INDEX GROWTH PLUS
                           ------------ ------------ ------------
                           2013   2012  2013   2012  2013   2012
                           ----   ----  ----   ----  ----   ----
RIA
Net Issued................  --     --    --     --    --     --
Net Redeemed..............  --     --    --     --    --     --
                            --     --    --     --    --     --
Net Increase /(Decreased).  --     --    --     --    --     --
                            ==     ==    ==     ==    ==     ==

                           EQ/LARGE CAP EQ/MID CAP EQ/MID CAP
                           VALUE PLUS     INDEX    VALUE PLUS
                           -----------  ---------  ---------
                           2013   2012  2013  2012 2013  2012
                           ----   ----  ----  ---- ----  ----
RIA
Net Issued................  --      2    --    --   --    --
Net Redeemed..............  (1)    (1)   --    --   --    --
                            --     --    --    --   --    --
Net Increase /(Decreased).  (1)     1    --    --   --    --
                            ==     ==    ==    ==   ==    ==

               EQ/MONEY  EQ/QUALITY EQ/T. ROWE PRICE
                MARKET   BOND PLUS  GROWTH STOCK
               --------- ---------  ---------------
               2013 2012 2013  2012 2013     2012
               ---- ---- ----  ---- ----     ----
RIA
Net Issued....  --   --   --    --   --        2
Net Redeemed..  --   --   --    --   --       (3)
                --   --   --    --   --       --
Net Decreased.  --   --   --    --   --       (1)
                ==   ==   ==    ==   ==       ==

                 EQ/
              WELLS FARGO  MULTIMANAGER      MULTIMANAGER
              OMEGA GROWTH MULTI-SECTOR BOND SMALL CAP VALUE
              -----------  ----------------- ---------------
              2013   2012  2013     2012     2013    2012
              ----   ----  ----     ----     ----    ----
RIA
Net Issued...  --      4    --       --       --      --
Net Redeemed.  --     (1)   --       --       --      --
               --     --    --       --       --      --
Net Increase.  --      3    --       --       --      --
               ==     ==    ==       ==       ==      ==

                                    FSA-80

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Changes in Units Outstanding (Continued)

               MULTIMANAGER
               TECHNOLOGY
               ------------
               2013   2012
               ----   ----
RIA
Net Issued....  --     --
Net Redeemed..  (1)    --
                --     --
Net Decreased.  (1)    --
                ==     ==

                                                             ALL ASSET
                           ALL ASSET         ALL ASSET       MODERATE
                           AGGRESSIVE-ALT 25 GROWTH-ALT 20 GROWTH-ALT 15
                           ----------------- ------------- -------------
                           2013     2012     2013   2012       2013
                           ----     ----     ----   ----   -------------
MRP
Net Issued................   1       --        4      6         --
Net Redeemed..............  --       --      (10)    --         --
                            --       --      ---     --         --
Net Increase /(Decreased).   1       --       (6)     6         --
                            ==       ==      ===     ==         ==

                              AXA        AXA          AXA
                           AGGRESSIVE CONSERVATIVE CONSERVATIVE-PLUS
                           ALLOCATION ALLOCATION   ALLOCATION
                           --------   -----------  ----------------
                           2013  2012 2013   2012  2013     2012
                           ----  ---- ----   ----  ----     ----
MRP
Net Issued................  36    44   17     70    55       22
Net Redeemed.............. (25)  (95) (43)   (60)  (32)      (7)
                           ---   ---  ---    ---   ---       --
Net Increase /(Decreased).  11   (51) (26)    10    23       15
                           ===   ===  ===    ===   ===       ==

                               AXA        AXA
                            MODERATE   MODERATE-PLUS EQ/ALLIANCEBERNSTEIN
                           ALLOCATION  ALLOCATION    SMALL CAP GROWTH
                           ----------  ------------  --------------------
                           2013  2012  2013   2012   2013       2012
                           ----  ----  ----   ----   ----       ----
MRP
Net Issued................  279   312   23      27    19         --
Net Redeemed.............. (170) (165) (13)   (108)   (7)        --
                           ----  ----  ---    ----    --         --
Net Increase /(Decreased).  109   147   10     (81)   12         --
                           ====  ====  ===    ====    ==         ==

                           EQ/BOSTON       EQ/CALVERT  EQ/CAPITAL
                           ADVISORS EQUITY SOCIALLY    GUARDIAN
                            INCOME         RESPONSIBLE RESEARCH
                           --------------- ----------  --------
                           2013    2012    2013  2012  2013  2012
                           ----    ----    ----  ----  ----  ----
MRP
Net Issued................  21       8      44    69    30    32
Net Redeemed.............. (11)     --     (77)  (44)  (80)  (44)
                           ---      --     ---   ---   ---   ---
Net Increase /(Decreased).  10       8     (33)   25   (50)  (12)
                           ===      ==     ===   ===   ===   ===

                                         EQ/GAMCO     EQ/GAMCO
                           EQ/EQUITY 500 MERGERS AND  SMALL COMPANY
                              INDEX      ACQUISITIONS   VALUE
                           ------------  -----------  ------------
                           2013   2012   2013   2012  2013   2012
                           ----   ----   ----   ----  ----   ----
MRP
Net Issued................  153    144    16      1    39     39
Net Redeemed.............. (212)  (214)   --     (1)  (73)   (38)
                           ----   ----    --     --   ---    ---
Net Increase /(Decreased).  (59)   (70)   16     --   (34)     1
                           ====   ====    ==     ==   ===    ===

                                    FSA-81

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Changes in Units Outstanding (Continued)


                           EQ/GLOBAL    EQ/INTERMEDIATE
                           MULTI-SECTOR GOVERNMENT      EQ/INTERNATIONAL
                            EQUITY         BOND         CORE PLUS
                           -----------  --------------  ---------------
                           2013   2012  2013     2012   2013     2012
                           ----   ----  ----     ----   ----     ----
MRP
Net Issued................  36     35     38      93     60       39
Net Redeemed.............. (64)   (32)  (113)    (46)   (81)     (48)
                           ---    ---    ----    ---    ---      ---
Net Increase /(Decreased). (28)     3    (75)     47    (21)      (9)
                           ===    ===    ====    ===    ===      ===

                           EQ/INTERNATIONAL EQ/LARGE CAP EQ/LARGE CAP
                           EQUITY INDEX     GROWTH INDEX GROWTH PLUS
                           ---------------  ------------ ----------
                           2013     2012    2013   2012  2013   2012
                           ----     ----    ----   ----  ----   ----
MRP
Net Issued................   57      42      10     --     52     86
Net Redeemed.............. (107)    (86)     (1)    --   (189)  (133)
                            ----    ---      --     --   ----   ----
Net Increase /(Decreased).  (50)    (44)      9     --   (137)   (47)
                            ====    ===      ==     ==   ====   ====

                                               EQ/MFS
                                 EQ/LARGE CAP INTERNATIONAL EQ/MID CAP
                                 VALUE PLUS    GROWTH         INDEX
                                 -----------  ------------- ---------
                                 2013   2012  2013   2012   2013  2012
                                 ----   ----  ----   ----   ----  ----
MRP
Net Issued......................  45     62    29      3     19     2
Net Redeemed.................... (99)   (52)   --     --     (8)   --
                                 ---    ---    --     --     --    --
Net Increase /(Decreased)....... (54)    10    29      3     11     2
                                 ===    ===    ==     ==     ==    ==

                           EQ/MID CAP   EQ/MONEY    EQ/MORGAN STANLEY
                           VALUE PLUS    MARKET      MID CAP GROWTH
                           --------   ------------  -----------------
                           2013  2012  2013   2012        2013
                           ----  ---- ------  ----  -----------------
MRP
Net Issued................  30    32     988   920         11
Net Redeemed.............. (74)  (47) (1,156) (783)        (9)
                           ---   ---  ------  ----         --
Net Increase /(Decreased). (44)  (15)   (168)  137          2
                           ===   ===  ======  ====         ==

                           EQ/PIMCO
                           ULTRA SHORT EQ/SMALL      EQ/T. ROWE PRICE
                             BOND      COMPANY INDEX GROWTH STOCK
                           ----------  ------------  ----------------
                           2013  2012  2013   2012   2013     2012
                           ----  ----  ----   ----   ----     ----
MRP
Net Issued................  88    84    32     28     11       --
Net Redeemed.............. (62)  (66)  (42)   (27)    (1)      --
                           ---   ---   ---    ---     --       --
Net Increase /(Decreased).  26    18   (10)     1     10       --
                           ===   ===   ===    ===     ==       ==

                           EQ/WELLS FARGO MULTIMANAGER MULTIMANAGER
                           OMEGA GROWTH   CORE BOND    MULTI-SECTOR BOND
                           -------------- ------------ ----------------
                           2013    2012   2013   2012  2013     2012
                           ----    ----   ----   ----  ----     ----
MRP
Net Issued................  24      --     32     50    45       64
Net Redeemed..............  (9)     --     (2)    --   (88)     (52)
                            --      --     --     --   ---      ---
Net Increase /(Decreased).  15      --     30     50   (43)      12
                            ==      ==     ==     ==   ===      ===

                                    FSA-82

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Changes in Units Outstanding (Concluded)


                           MULTIMANAGER TARGET 2015 TARGET 2025
                           TECHNOLOGY   ALLOCATION  ALLOCATION
                           -----------  ----------  ----------
                           2013   2012  2013  2012  2013  2012
                           ----   ----  ----  ----  ----  ----
MRP
Net Issued................  18     48    44    29    56    57
Net Redeemed.............. (55)   (44)  (23)  (25)  (49)  (81)
                           ---    ---   ---   ---   ---   ---
Net Increase /(Decreased). (37)     4    21     4     7   (24)
                           ===    ===   ===   ===   ===   ===

                           TARGET 2035  TARGET 2045
                           ALLOCATION   ALLOCATION
                           -----------  ----------
                           2013   2012  2013  2012
                           ----   ----  ----  ----
MRP
Net Issued................  35     42    39    22
Net Redeemed..............  (9)    (9)   (7)   (9)
                           ---    ---   ---   ---
Net Increase..............  26     33    32    13
                           ===    ===   ===   ===

8. Financial Highlights

   AXA Equitable issues a number of registered group annuity contracts that allow employer plan assets to accumulate on a tax-deferred basis. The contracts are typically designed for employers wishing to fund defined benefit, defined contribution and/or 401(k) plans. Annuity contracts available through AXA Equitable are the Retirement Investment Account ("RIA"), Members Retirement Program ("MRP"), and Equi-Pen-Plus ("EPP") (collectively, the Plans). Assets of the Plans are invested in a number of investment Funds (available Funds vary by Plan).

   Institutional units presented on the Statement of Assets and Liabilities reflect investments in the Funds by clients other than contractowners of group annuity contracts issued by AXA Equitable. Institutional unit values are determined at the end of each business day. Institutional unit values reflect the investment performance of the Funds for the day and charges and expenses deducted by the Funds. Contract unit values (RIA, MRP, and EPP) reflect the same investment results, prior to deduction for contract specific charges, earned by the Institutional units. Contract unit values reflect certain investment management and accounting fees, which vary by contract. These fees are charged as a percentage of net assets and are disclosed below for the Plans contracts as percentage of net assets attributable of such units.

   Shown below is accumulation unit value information for units outstanding of Separate Accounts No. 10, 4, 3 and 66 for the periods indicated.

                                                     YEARS ENDED DECEMBER 31,
                                        -------------------------------------------------
                                                   UNITS    ACCUMULATION
                                         UNIT   OUTSTANDING  UNIT VALUE   TOTAL   EXPENSE
                                         VALUE    (000'S)     (000'S)    RETURN** RATIO***
                                        ------- ----------- ------------ -------- --------
SEPARATE ACCOUNT NO. 10
ALLIANCEBERNSTEIN BALANCED FUND
2013. RIA* - contract charge 0.50% (b)  $281.10      12       $ 3,355     15.97%    0.71%
2012. RIA* - contract charge 0.50% (b)  $242.40      13       $ 3,210     13.06%    0.71%
2011. RIA* - contract charge 0.50% (b)  $214.40      15       $ 3,310     (0.49)%   0.63%
2010. RIA* - contract charge 0.50% (b)  $215.46      19       $ 4,046     10.12%    0.60%
2009. RIA* - contract charge 0.50% (b)  $195.67      23       $ 4,571     24.20%    0.55%

2013. MRP*- contract charge 0.50% (b)   $ 67.28     431       $28,986     15.96%    0.71%
2012. MRP*- contract charge 0.50% (b)   $ 58.02     481       $27,916     13.06%    0.71%
2011. MRP*- contract charge 0.50% (b)   $ 51.32     479       $24,589     (0.50)%   0.63%
2010. MRP*- contract charge 0.50% (b)   $ 51.57     535       $27,617     10.11%    0.60%
2009. MRP*- contract charge 0.50% (b)   $ 46.84     573       $26,851     24.24%    0.55%

2013. EPP* - contract charge 0.25% (b)  $295.26       1       $   233     16.25%    0.46%
2012. EPP* - contract charge 0.25% (b)  $253.98       1       $   185     13.35%    0.46%
2011. EPP* - contract charge 0.25% (b)  $224.07       2       $   408     (0.24)%   0.38%
2010. EPP* - contract charge 0.25% (b)  $224.62       4       $   842     10.40%    0.35%
2009. EPP* - contract charge 0.25% (b)  $203.47       4       $   757     24.51%    0.30%

                                    FSA-83

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

8. Financial Highlights (Continued)

                                                      YEARS ENDED DECEMBER 31,
                                        ----------------------------------------------------
                                                      UNITS    ACCUMULATION
                                          UNIT     OUTSTANDING  UNIT VALUE   TOTAL   EXPENSE
                                          VALUE      (000'S)     (000'S)    RETURN** RATIO***
                                        ---------- ----------- ------------ -------- --------

BALANCED ACCOUNT
2013. Institutional                     $31,015.57      --(d)    $    24     16.55%    0.21%
2012. Institutional                     $26,612.24      --(d)    $ 2,800     13.66%    0.21%
2011. Institutional                     $23,414.58      --(d)    $ 2,524     (0.02)%   0.13%
2010. Institutional                     $23,418.24      --(d)    $ 8,852     10.67%    0.10%
2009. Institutional                     $21,160.56      --(d)    $ 7,956     24.82%    0.05%

SEPARATE ACCOUNT NO. 4
ALLIANCEBERNSTEIN COMMON STOCK FUND
2013. RIA* - contract charge 0.08% (b)  $ 1,330.14       2       $ 3,290     33.23%    0.20%
2012. RIA* - contract charge 0.08% (b)  $   998.36       3       $ 3,083     15.86%    0.11%
2011. RIA* - contract charge 0.08% (b)  $   861.69       4       $ 3,275      3.57%    0.16%
2010. RIA* - contract charge 0.08% (b)  $   831.98       5       $ 3,964     17.68%    0.15%
2009. RIA* - contract charge 0.08% (b)  $   707.01       6       $ 4,278     38.76%    0.27%

2013. EPP* - contract charge 0.08% (b)  $ 1,380.15       1       $ 1,468     33.23%    0.20%
2012. EPP* - contract charge 0.08% (b)  $ 1,035.90       1       $ 1,102     15.86%    0.11%
2011. EPP* - contract charge 0.08% (b)  $   894.10       3       $ 2,616      3.57%    0.16%
2010. EPP* - contract charge 0.08% (b)  $   863.26       3       $ 2,645     17.68%    0.15%
2009. EPP* - contract charge 0.08% (b)  $   733.59       3       $ 2,311     38.81%    0.24%

ALLIANCEBERNSTEIN GROWTH EQUITY FUND
2013. MRP*- contract charge 0.30% (b)   $   519.39      69       $35,727     32.93%    0.42%
2012. MRP*- contract charge 0.30% (b)   $   390.71      77       $30,232     15.60%    0.33%
2011. MRP*- contract charge 0.30% (b)   $   337.99      80        27,159      3.34%    0.38%
2010. MRP*- contract charge 0.30% (b)   $   327.07      90        29,313     17.42%    0.37%
2009. MRP*- contract charge 0.30% (b)   $   278.54     100       $27,854     38.52%    0.47%

GROWTH STOCK ACCOUNT
2013. Institutional                     $14,372.16       3       $46,675     33.34%    0.12%
2012. Institutional                     $10,778.36       4       $40,660     15.95%    0.03%
2011. Institutional                     $ 9,295.69       4       $36,625      3.65%    0.08%
2010. Institutional                     $ 8,968.01       4       $38,455     17.77%    0.07%
2009. Institutional                     $ 7,614.89       5       $42,087     38.95%    0.15%

SEPARATE ACCOUNT NO. 3
ALLIANCEBERNSTEIN MID CAP GROWTH FUND
2013. RIA* - contract charge 0.50% (b)  $   507.36       4       $ 1,901     33.41%    0.55%
2012. RIA* - contract charge 0.50% (b)  $   380.29       4       $ 1,662     13.33%    0.54%
2011. RIA* - contract charge 0.50% (b)  $   335.56       7       $ 2,278      2.63%    0.58%
2010. RIA* - contract charge 0.50% (b)  $   326.96       7       $ 2,445     34.58%    0.52%
2009. RIA* - contract charge 0.50% (b)  $   242.96       9       $ 2,248     48.02%    0.72%

2013. MRP*- contract charge 0.65% (b)   $   103.86     246       $25,600     33.22%    0.70%
2012. MRP*- contract charge 0.65% (b)   $    77.96     274       $21,387     13.17%    0.69%
2011. MRP*- contract charge 0.65% (b)   $    68.89     288       $19,852      2.48%    0.73%
2010. MRP*- contract charge 0.65% (b)   $    67.23     327       $21,988     34.39%    0.67%
2009. MRP*- contract charge 0.65% (b)   $    50.02     321       $16,076     47.83%    0.87%

MID CAP GROWTH STOCK ACCOUNT
2013. Institutional                     $55,973.12      --(d)    $   778     34.08%    0.05%
2012. Institutional                     $41,745.15      --(d)    $   634     13.90%    0.04%
2011. Institutional                     $36,649.94      --(d)    $   550      3.14%    0.08%
2010. Institutional                     $35,533.04      --(d)    $   569     35.25%    0.02%
2009. Institutional                     $26,272.05      --(d)    $ 2,522     48.76%    0.22%

SEPARATE ACCOUNT NO. 66/+/
ALL ASSET AGGRESSIVE-ALT 25
2013. MRP*, 0.03% (b)                   $    11.84       1       $     9     18.05%    0.03%
2012. MRP*, 0.01% (b)(c)                $    10.03      -- (d)   $     2      6.03%    0.01%

                                    FSA-84

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

8. Financial Highlights (Continued)

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                                         UNITS     ACCUMULATION
                                                               UNIT   OUTSTANDING   UNIT VALUE   TOTAL   EXPENSE
                                                               VALUE    (000'S)      (000'S)    RETURN** RATIO***
                                                              ------- -----------  ------------ -------- --------

ALL ASSET GROWTH -ALT 20
2013.................................... MRP*, 0.03% (b)      $ 11.46       -- (d)   $     1     14.03%    0.03%
2012.................................... MRP*, 0.01% (b)(c)   $ 10.05        6       $    63      5.13%    0.01%

ALL ASSET MODERATE GROWTH-ALT 15
2013.................................... MRP*, 0.03% (b)(c )  $ 11.13       -- (d)   $     2     11.08%    0.03%

AXA AGGRESSIVE ALLOCATION
-------------------------
2013.................................... MRP*, 0.03% (b)      $ 11.58      203       $ 2,355     26.42%    0.03%
2012.................................... MRP*, 0.01% (b)      $  9.16      192       $ 1,757     14.07%    0.01%
2011.................................... MRP*, 0.01% (b)      $  8.03      243       $ 1,947     (7.49)%   0.01%
2010.................................... MRP*, 0.00% (b)      $  8.68      234       $ 2,031     13.17%    0.00%
2009.................................... MRP*, 0.00% (b)      $  7.67      169       $ 1,294     27.20%    0.00%

AXA CONSERVATIVE ALLOCATION
---------------------------
2013.................................... MRP*, 0.03% (b)      $ 11.84      131       $ 1,546      4.32%    0.03%
2012.................................... MRP*, 0.01% (b)      $ 11.35      157       $ 1,778      4.51%    0.01%
2011.................................... MRP*, 0.01% (b)      $ 10.86      147       $ 1,595      1.88%    0.01%
2010.................................... MRP*, 0.00% (b)      $ 10.66      104       $ 1,111      7.35%    0.00%
2009.................................... MRP*, 0.00% (b)      $  9.93       87       $   868      9.72%    0.00%

AXA CONSERVATIVE-PLUS ALLOCATION
--------------------------------
2013.................................... MRP*, 0.03% (b)      $ 11.93      104       $ 1,238     10.16%    0.03%
2012.................................... MRP*, 0.01% (b)      $ 10.83       81       $   876      7.44%    0.01%
2011.................................... MRP*, 0.01% (b)      $ 10.08       66       $   665     (0.79)%   0.01%
2010.................................... MRP*, 0.00% (b)      $ 10.16       65       $   662      9.13%    0.00%
2009.................................... MRP*, 0.00% (b)      $  9.31       59       $   545     14.37%    0.00%

AXA MODERATE ALLOCATION
-----------------------
2013.................................... MRP*, 0.03% (b)      $ 11.73    1,486       $17,439     13.01%    0.03%
2012.................................... MRP*, 0.01% (b)      $ 10.38    1,377       $14,285      8.81%    0.01%
2011.................................... MRP*, 0.01% (b)      $  9.54    1,229       $11,720     (2.35)%   0.01%
2010.................................... MRP*, 0.00% (b)      $  9.77    1,066       $10,422      9.90%    0.00%
2009.................................... MRP*, 0.00% (b)      $  8.89      740       $ 6,580     16.97%    0.00%

AXA MODERATE-PLUS ALLOCATION
----------------------------
2013.................................... MRP*, 0.03% (b)      $ 11.76       88       $ 1,030     19.76%    0.03%
2012.................................... MRP*, 0.01% (b)      $  9.82       78       $   765     11.59%    0.01%
2011.................................... MRP*, 0.01% (b)      $  8.80      160       $ 1,405     (4.97)%   0.01%
2010.................................... MRP*, 0.00% (b)      $  9.26      190       $ 1,762     11.57%    0.00%
2009.................................... MRP*, 0.00% (b)      $  8.30       81       $   676     21.88%    0.00%

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
-------------------------------------
2013.................................... RIA*, 0.05% (b)      $355.67        1       $   415     38.10%    0.05%
                                         MRP*, 0.03% (b)      $ 13.87       12       $   170     38.15%    0.03%
2012.................................... RIA*, 0.05% (b)      $257.54        1       $   316     15.53%    0.05%
                                         MRP*, 0.01% (b)(c)   $ 10.04       -- (d)   $    --      8.89%    0.01%
2011.................................... RIA*, 0.05% (b)      $222.92        1       $   311     (0.45)%   0.05%
2010.................................... RIA*, 0.05% (b)      $223.93        1       $   288     33.51%    0.05%
2009.................................... RIA*, 0.05% (b)      $167.72        1       $   220     35.95%    0.05%

EQ/BLACKROCK BASIC VALUE EQUITY
-------------------------------
2013.................................... RIA*, 0.00% (b)      $323.07       -- (d)   $    87     37.73%    0.00%
2012.................................... RIA*, 0.00% (b)      $234.57       -- (d)   $    27     13.64%    0.00%
2011.................................... RIA*, 0.00% (b)      $206.42        1       $   112     (3.11)%   0.00%
2010.................................... RIA*, 0.00% (b)      $213.04       -- (d)   $   101     12.29%    0.00%
2009.................................... RIA*, 0.00% (b)      $189.73        1       $   157     30.28%    0.00%

EQ/BOSTON ADVISORS EQUITY INCOME
--------------------------------
2013.................................... MRP*, 0.03% (b)      $ 13.15       18       $   237     31.76%    0.03%
2012.................................... MRP*, 0.01% (b)(c)   $  9.98        8       $    84      6.74%    0.01%

                                    FSA-85

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

8. Financial Highlights (Continued)

                                                                             YEARS ENDED DECEMBER 31,
                                                                --------------------------------------------------
                                                                           UNITS     ACCUMULATION
                                                                 UNIT   OUTSTANDING   UNIT VALUE   TOTAL   EXPENSE
                                                                 VALUE    (000'S)      (000'S)    RETURN** RATIO***
                                                                ------- -----------  ------------ -------- --------

EQ/CALVERT SOCIALLY RESPONSIBLE
-------------------------------
2013....................................... RIA*, 0.00% (b)     $140.06       -- (d)        --     34.34%    0.00%
                                            MRP*, 0.03% (b)     $ 11.80      242       $ 2,859     34.24%    0.03%
2012....................................... RIA*, 0.00% (b)     $104.26       -- (d)        --     16.74%    0.00%
                                            MRP*, 0.01% (b)     $  8.79      275       $ 2,417     16.73%    0.01%
2011....................................... RIA*, 0.00% (b)     $ 89.31       -- (d)        --      0.27%    0.00%
                                            MRP*, 0.01% (b)     $  7.53      251       $ 1,889      0.27%    0.01%
2010....................................... RIA*, 0.00% (b)     $ 89.07       -- (d)        --     12.52%    0.00%
                                            MRP*, 0.00% (b)     $  7.51      272       $ 2,043     12.59%    0.00%
2009....................................... RIA*, 0.00% (b)     $ 79.16       -- (d)        --     30.89%    0.00%
                                            MRP*, 0.00% (b)     $  6.67      249       $ 1,659     30.78%    0.00%

EQ/CAPITAL GUARDIAN RESEARCH
----------------------------
2013....................................... RIA*, 0.00% (b)     $214.43       -- (d)   $    55     31.77%    0.00%
                                            MRP*, 0.03% (b)     $ 26.40      279       $ 7,370     31.74%    0.03%
2012....................................... RIA*, 0.00% (b)     $162.73       -- (d)   $    39     17.40%    0.00%
                                            MRP*, 0.01% (b)     $ 20.04      329       $ 6,600     17.40%    0.01%
2011....................................... RIA*, 0.00% (b)     $138.61       -- (d)   $    44      4.01%    0.00%
                                            MRP*, 0.01% (b)     $ 17.07      341       $ 5,826      3.96%    0.01%
2010....................................... RIA*, 0.00% (b)     $133.27        1       $   117     15.80%    0.00%
                                            MRP*, 0.00% (b)     $ 16.42      339       $ 5,562     15.80%    0.00%
2009....................................... RIA*, 0.00% (b)     $115.09        1       $    96     31.46%    0.00%
                                            MRP*, 0.00% (b)     $ 14.18      385       $ 5,454     31.42%    0.00%

EQ/EQUITY 500 INDEX
-------------------
2013....................................... RIA*, 0.05% (b)     $537.51        1       $   756     31.45%    0.05%
                                            MRP*, 0.03% (b)     $ 13.36    1,700       $22,716     31.50%    0.03%
2012....................................... RIA*, 0.05% (b)     $408.92        2       $   679     15.18%    0.05%
                                            MRP*, 0.01% (b)     $ 10.16    1,759       $17,876     15.19%    0.01%
2011....................................... RIA*, 0.05% (b)     $355.04        2       $   881      1.71%    0.05%
                                            MRP*, 0.01% (b)     $  8.82    1,828       $16,126      1.50%    0.01%
2010....................................... RIA*, 0.05% (b)     $349.06        4       $ 1,479     14.61%    0.05%
                                            MRP*, 0.00% (b)     $  8.69    1,954       $16,977     14.34%    0.00%
2009....................................... RIA*, 0.05% (b)     $304.57        5       $ 1,572     26.12%    0.05%
                                            MRP*, 0.00% (b)     $  7.60    2,024       $15,377     25.83%    0.00%

EQ/EQUITY GROWTH PLUS
---------------------
2013....................................... RIA*, 0.00% (b)     $234.82       -- (d)   $   109     32.54%    0.00%
2012....................................... RIA*, 0.00% (b)     $177.17       -- (d)   $    82     14.24%    0.00%
2011....................................... RIA*, 0.00% (b)     $155.08       -- (d)   $    74     (6.19)%   0.00%
2010....................................... RIA*, 0.00% (b)     $165.32        1       $   159     15.26%    0.00%
2009....................................... RIA*, 0.00% (b)     $143.43        1       $   136     27.81%    0.00%

EQ/GAMCO MERGERS AND ACQUISITIONS
---------------------------------
2013....................................... MRP*, 0.03% (b)     $ 11.25       16       $   179     10.95%    0.03%
2012....................................... MRP*, 0.01% (b)(c)  $ 10.14       --       $    --      3.26%    0.01%

EQ/GAMCO SMALL COMPANY VALUE
----------------------------
2013....................................... MRP*, 0.03% (b)     $ 23.97      148       $ 3,544     39.04%    0.03%
2012....................................... MRP*, 0.01% (b)     $ 17.24      182       $ 3,145     17.84%    0.01%
2011....................................... MRP*, 0.01% (b)     $ 14.63      181       $ 2,646     (3.50)%   0.01%
2010....................................... MRP*, 0.00% (b)     $ 15.16      171       $ 2,599     32.63%    0.00%
2009....................................... MRP*, 0.00% (b)     $ 11.43      110       $ 1,255     41.46%    0.00%

EQ/GLOBAL MULTI-SECTOR EQUITY
-----------------------------
2013....................................... RIA*, 0.00% (b)     $511.33       -- (d)   $   213     20.36%    0.00%
                                            MRP*, 0.03% (b)     $ 14.37      133       $ 1,913     20.25%    0.03%
2012....................................... RIA*, 0.00% (b)     $424.84       -- (d)   $   210     16.98%    0.00%
                                            MRP*, 0.01% (b)     $ 11.95      161       $ 1,923     17.04%    0.01%

                                    FSA-86

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

8. Financial Highlights (Continued)

                                                                       YEARS ENDED DECEMBER 31,
                                                          --------------------------------------------------
                                                                     UNITS    ACCUMULATION
                                                           UNIT   OUTSTANDING  UNIT VALUE   TOTAL    EXPENSE
                                                           VALUE    (000'S)     (000'S)    RETURN**  RATIO***
                                                          ------- ----------- ------------ --------  --------

EQ/GLOBAL MULTI-SECTOR EQUITY (CONTINUED)
-----------------------------------------
2011.................................... RIA*, 0.00% (b)  $363.17       1       $   241     (12.31)%   0.00%
                                         MRP*, 0.01% (b)  $ 10.21     158       $ 1,612     (12.36)%   0.01%
2010.................................... RIA*, 0.00% (b)  $414.17       1       $   224      11.45%    0.00%
                                         MRP*, 0.00% (b)  $ 11.65     186       $ 2,166      11.48%    0.00%
2009.................................... RIA*, 0.00% (b)  $371.61       1       $   298      50.06%    0.00%
                                         MRP*, 0.00% (b)  $ 10.45     205       $ 2,144      50.14%    0.00%

EQ/INTERMEDIATE GOVERNMENT BOND
-------------------------------
2013.................................... RIA*, 0.05% (b)  $224.82      -- (d)   $     5      (1.69)%   0.05%
                                         MRP*, 0.03% (b)  $ 12.05     321       $ 3,867      (1.71)%   0.03%
2012.................................... RIA*, 0.05% (b)  $228.69      -- (d)   $     5       0.93%    0.05%
                                         MRP*, 0.01% (b)  $ 12.26     396       $ 4,856       0.99%    0.01%
2011.................................... RIA*, 0.05% (b)  $226.59      -- (d)   $    18       5.50%    0.05%
                                         MRP*, 0.01% (b)  $ 12.14     349       $ 4,236       5.29%    0.01%
2010.................................... RIA*, 0.05% (b)  $214.77      -- (d)   $    17       4.43%    0.05%
                                         MRP*, 0.00% (b)  $ 11.53     279       $ 3,212       4.25%    0.00%
2009.................................... RIA*, 0.05% (b)  $205.66      -- (d)   $    32      (2.08)%   0.05%
                                         MRP*, 0.00% (b)  $ 11.06     284       $ 3,141      (2.08)%   0.00%

EQ/INTERNATIONAL CORE PLUS
--------------------------
2013.................................... RIA*, 0.00% (b)  $156.95       1       $    90      17.52%    0.00%
                                         MRP*, 0.03% (b)  $ 14.10     209       $ 2,949      17.40%    0.03%
2012.................................... RIA*, 0.00% (b)  $133.55       1       $    93      16.31%    0.00%
                                         MRP*, 0.01% (b)  $ 12.01     230       $ 2,763      16.38%    0.01%
2011.................................... RIA*, 0.00% (b)  $114.82       1       $   100     (16.93)%   0.00%
                                         MRP*, 0.01% (b)  $ 10.32     239       $ 2,469     (16.98)%   0.01%
2010.................................... RIA*, 0.00% (b)  $138.22      -- (d)   $    56       9.22%    0.00%
                                         MRP*, 0.00% (b)  $ 12.43     259       $ 3,213       9.23%    0.00%
2009.................................... RIA*, 0.00% (b)  $126.55      -- (d)   $    16      35.33%    0.00%
                                         MRP*, 0.00% (b)  $ 11.38     307       $ 3,491      35.32%    0.00%

EQ/INTERNATIONAL EQUITY INDEX
-----------------------------
2013.................................... RIA*, 0.05% (b)  $190.88       4       $   698      21.41%    0.05%
                                         MRP*, 0.03% (b)  $ 21.46     563       $12,089      21.45%    0.03%
2012.................................... RIA*, 0.05% (b)  $157.22       4       $   612      16.21%    0.05%
                                         MRP*, 0.01% (b)  $ 17.67     613       $10,826      16.25%    0.01%
2011.................................... RIA*, 0.05% (b)  $135.29       4       $   541     (12.02)%   0.05%
                                         MRP*, 0.01% (b)  $ 15.20     656       $ 9,977     (11.99)%   0.01%
2010.................................... RIA*, 0.05% (b)  $153.78       6       $   897       5.43%    0.05%
                                         MRP*, 0.00% (b)  $ 17.27     723       $12,483       5.50%    0.00%
2009.................................... RIA*, 0.05% (b)  $145.86       7       $ 1,056      27.34%    0.05%
                                         MRP*, 0.00% (b)  $ 16.37     788       $12,911      27.39%    0.00%

EQ/INTERNATIONAL VALUE PLUS
---------------------------
2013.................................... RIA*, 0.00% (b)  $172.79       1       $   140      19.33%    0.00%
2012.................................... RIA*, 0.00% (b)  $144.80       1       $    80      17.47%    0.00%
2011.................................... RIA*, 0.00% (b)  $123.27       1       $    76     (16.17)%   0.00%
2010.................................... RIA*, 0.00% (b)  $147.04       1       $    84       6.07%    0.00%
2009.................................... RIA*, 0.00% (b)  $138.63       1       $    87      30.25%    0.00%

EQ/JPMORGAN VALUE OPPORTUNITIES
-------------------------------
2013.................................... RIA*, 0.00% (b)  $209.97      -- (d)   $    98      35.79%    0.00%
2012.................................... RIA*, 0.00% (b)  $154.63      -- (d)   $    73      16.05%    0.00%
2011.................................... RIA*, 0.00% (b)  $133.25       1       $    69      (5.23)%   0.00%
2010.................................... RIA*, 0.00% (b)  $140.60      -- (d)   $    44      12.32%    0.00%
2009.................................... RIA*, 0.00% (b)  $125.18      -- (d)   $    40      32.31%    0.00%

                                    FSA-87

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

8. Financial Highlights (Continued)

                                                                           YEARS ENDED DECEMBER 31,
                                                              -------------------------------------------------
                                                                         UNITS    ACCUMULATION
                                                               UNIT   OUTSTANDING  UNIT VALUE   TOTAL   EXPENSE
                                                               VALUE    (000'S)     (000'S)    RETURN** RATIO***
                                                              ------- ----------- ------------ -------- --------

EQ/LARGE CAP CORE PLUS
----------------------
2013.................................... RIA*, 0.00% (b)      $154.03       1        $   81     31.56%    0.00%
2012.................................... RIA*, 0.00% (b)      $117.08       1        $   61     14.99%    0.00%
2011.................................... RIA*, 0.00% (b)      $101.82      -- (d)    $   50     (4.24)%   0.00%
2010.................................... RIA*, 0.00% (b)      $106.33       1        $  106     14.19%    0.00%
2009.................................... RIA*, 0.00% (b)      $ 93.12       1        $   92     26.50%    0.00%

EQ/LARGE CAP GROWTH INDEX
-------------------------
2013.................................... RIA*, 0.00% (b)      $132.32      -- (d)    $   --     32.48%    0.00%
                                         MRP*, 0.03% (b)      $ 12.88       9        $  122     32.51%    0.03%
2012.................................... RIA*, 0.00% (b)      $ 99.88      -- (d)    $   --     14.73%    0.00%
                                         MRP*, 0.01% (b) (c)  $  9.72      -- (d)    $   --      5.19%    0.01%
2011.................................... RIA*, 0.00% (b)      $ 87.06      -- (d)    $    3      2.36%    0.00%
2010.................................... RIA*, 0.00% (b)      $ 85.05      -- (d)    $    3     15.95%    0.00%
2009.................................... RIA*, 0.00% (b)      $ 73.35       1        $   66     36.21%    0.00%

EQ/LARGE CAP GROWTH PLUS
------------------------
2013.................................... RIA*, 0.00% (b)      $210.47      -- (d)    $   31     35.39%    0.00%
                                         MRP*, 0.03% (b)      $  8.78     456        $4,002     35.29%    0.03%
2012.................................... RIA*, 0.00% (b)      $155.46      -- (d)    $   24     13.74%    0.00%
                                         MRP*, 0.01% (b)      $  6.49     593        $3,845     13.86%    0.01%
2011.................................... RIA*, 0.00% (b)      $136.68      -- (d)    $   28     (3.66)%   0.00%
                                         MRP*, 0.01% (b)      $  5.70     639        $3,642     (3.72)%   0.01%
2010.................................... RIA*, 0.00% (b)      $141.87      -- (d)    $   34     14.45%    0.00%
                                         MRP*, 0.00% (b)      $  5.92     655        $3,877     14.51%    0.00%
2009.................................... RIA*, 0.00% (b)      $123.96       2        $  267     34.86%    0.00%
                                         MRP*, 0.00% (b)      $  5.17     641        $3,314     34.64%    0.00%

EQ/LARGE CAP VALUE PLUS
-----------------------
2013.................................... RIA*, 0.00% (b)      $172.10       7        $1,272     32.47%    0.00%
                                         MRP*, 0.03% (b)      $ 15.99     561        $8,974     32.48%    0.03%
2012.................................... RIA*, 0.00% (b)      $129.92       8        $1,047     15.87%    0.00%
                                         MRP*, 0.01% (b)      $ 12.07     615        $7,423     15.83%    0.01%
2011.................................... RIA*, 0.00% (b)      $112.13       8        $  881     (4.81)%   0.00%
                                         MRP*, 0.01% (b)      $ 10.42     605        $6,304     (5.10)%   0.01%
2010.................................... RIA*, 0.00% (b)      $117.79       9        $1,097     12.90%    0.00%
                                         MRP*, 0.00% (b)      $ 10.98     645        $7,079     12.73%    0.00%
2009.................................... RIA*, 0.00% (b)      $104.33      11        $1,135     20.61%    0.00%
                                         MRP*, 0.00% (b)      $  9.74     687        $6,689     20.40%    0.00%

EQ/MFS INTERNATIONAL GROWTH
---------------------------
2013.................................... MRP*, 0.03% (b)      $ 11.83      32        $  375     13.64%    0.03%
2012.................................... MRP*, 0.01% (b)(c)   $ 10.41       3        $   29      7.99%    0.01%

EQ/MID CAP INDEX
----------------
2013.................................... RIA*, 0.00% (b)      $199.30      -- (d)    $   32     32.58%    0.00%
                                         MRP*, 0.03% (b)      $ 13.61      13        $  183     32.52%    0.03%
2012.................................... RIA*, 0.00% (b)      $150.33      -- (d)    $   22     17.08%    0.00%
                                         MRP*, 0.01% (b)(c)   $ 10.27       2        $   24      8.11%    0.01%
2011.................................... RIA*, 0.00% (b)      $128.40      -- (d)    $   25     (2.41)%   0.00%
2010.................................... RIA*, 0.00% (b)      $131.57      -- (d)    $   43     25.75%    0.00%
2009.................................... RIA*, 0.00% (b)      $104.63      -- (d)    $   29     36.27%    0.00%

EQ/MID CAP VALUE PLUS
---------------------
2013.................................... RIA*, 0.00% (b)      $277.49       1        $  224     33.08%    0.00%
                                         MRP*, 0.03% (b)      $ 21.88     395        $8,647     33.09%    0.03%
2012.................................... RIA*, 0.00% (b)      $208.52       1        $  167     18.63%    0.00%
                                         MRP*, 0.01% (b)      $ 16.44     439        $7,214     18.61%    0.01%

                                    FSA-88

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

8. Financial Highlights (Continued)

                                                                          YEARS ENDED DECEMBER 31,
                                                             --------------------------------------------------
                                                                        UNITS     ACCUMULATION
                                                              UNIT   OUTSTANDING   UNIT VALUE   TOTAL   EXPENSE
                                                              VALUE    (000'S)      (000'S)    RETURN** RATIO***
                                                             ------- -----------  ------------ -------- --------

EQ/MID CAP VALUE PLUS (CONTINUED)
---------------------------------
2011.................................... RIA*, 0.00% (b)     $175.78        1       $   182     (9.43)%   0.00%
                                         MRP*, 0.01% (b)     $ 13.86      454       $ 6,286     (9.47)%   0.01%
2010.................................... RIA*, 0.00% (b)     $194.08        1       $   244     22.46%    0.00%
                                         MRP*, 0.00% (b)     $ 15.31      481       $ 7,363     22.48%    0.00%
2009.................................... RIA*, 0.00% (b)     $158.48        2       $   239     35.85%    0.00%
                                         MRP*, 0.00% (b)     $ 12.50      583       $ 7,287     35.87%    0.00%

EQ/MONEY MARKET
---------------
2013.................................... RIA*, 0.05% (b)     $175.05       -- (d)   $    31     (0.05)%   0.05%
                                         MRP*, 0.03% (b)     $ 10.00    1,416       $14,149      0.00%    0.03%
2012.................................... RIA*, 0.05% (b)     $175.14       -- (d)   $    31     (0.05)%   0.05%
                                         MRP*, 0.01% (b)     $ 10.00    1,584       $15,837      0.00%    0.01%
2011.................................... RIA*, 0.05% (b)     $175.23       -- (d)   $    38     (0.05)%   0.05%
                                         MRP*, 0.01% (b)     $ 10.00     1447       $14,470      0.00%    0.01%
2010.................................... RIA*, 0.05% (b)     $175.32        1       $   101      0.05%    0.05%
                                         MRP*, 0.00% (b)     $ 10.00      980       $ 9,859      0.00%    0.00%
2009.................................... RIA*, 0.05% (b)     $175.24        1       $   153      0.25%    0.05%
                                         MRP*, 0.00% (a)(b)  $ 10.00      624       $ 6,245      0.00%    0.00%

EQ/MORGAN STANLEY MID CAP GROWTH
--------------------------------
2013.................................... MRP*, 0.03% (b)(c)  $ 14.03        2       $    33     38.50%    0.03%

EQ/PIMCO ULTRA SHORT BOND
-------------------------
2013.................................... MRP*, 0.03% (b)     $ 11.82      233       $ 2,753      0.08%    0.03%
2012.................................... MRP*, 0.01% (b)     $ 11.81      207       $ 2,447      1.46%    0.01%
2011.................................... MRP*, 0.01% (b)     $ 11.64      189       $ 2,203     (0.17)%   0.01%
2010.................................... MRP*, 0.00% (b)     $ 11.66      185       $ 2,157      0.87%    0.00%
2009.................................... MRP*, 0.00% (b)     $ 11.56      160       $ 1,855      7.94%    0.00%

EQ/QUALITY BOND PLUS
--------------------
2013.................................... RIA*, 0.05% (b)     $239.98       -- (d)   $    46     (2.33)%   0.05%
2012.................................... RIA*, 0.05% (b)     $245.70       -- (d)   $    46      2.61%    0.05%
2011.................................... RIA*, 0.05% (b)     $239.46       -- (d)   $    72      1.41%    0.05%
2010.................................... RIA*, 0.05% (b)     $236.13        1       $   138      6.42%    0.05%
2009.................................... RIA*, 0.05% (b)     $221.89        1       $   126      6.23%    0.05%

EQ/SMALL COMPANY INDEX
----------------------
2013.................................... MRP*, 0.03% (b)     $ 23.86      246       $ 5,871     37.36%    0.03%
2012.................................... MRP*, 0.01% (b)     $ 17.37      256       $ 4,452     15.57%    0.01%
2011.................................... MRP*, 0.01% (b)     $ 15.03      255       $ 3,828     (4.02)%   0.01%
2010.................................... MRP*, 0.00% (b)     $ 15.66      299       $ 4,680     25.78%    0.00%
2009.................................... MRP*, 0.00% (b)     $ 12.45      289       $ 3,593     26.14%    0.00%

EQ/T. ROWE PRICE GROWTH STOCK
-----------------------------
2013.................................... RIA*, 0.00% (b)     $ 15.50       -- (d)   $     2     37.90%    0.00%
                                         MRP*, 0.03% (b)     $ 13.46       12       $   166     37.91%    0.03%
2012.................................... RIA*, 0.00% (b)     $ 11.24       -- (d)   $     1     18.94%    0.00%
                                         MRP*, 0.01% (b)(c)  $  9.76        2       $    21      6.43%    0.01%
2011.................................... RIA*, 0.00% (b)     $  9.45        3       $    29     (1.97)%   0.00%
2010.................................... RIA*, 0.00% (b)     $  9.64       -- (d)   $     1     16.43%    0.00%
2009.................................... RIA*, 0.00% (b)     $  8.28       -- (d)   $     1     42.51%    0.00%

EQ/WELLS FARGO OMEGA GROWTH
---------------------------
2013.................................... RIA*, 0.00% (b)     $200.43        2       $   375     39.07%    0.00%
                                         MRP*, 0.03% (b)     $ 13.70       19       $   255     39.09%    0.03%
2012.................................... RIA*, 0.00% (b)     $144.12        2       $   236     20.43%    0.00%
                                         MRP*, 0.01% (b)(c)  $  9.85        4       $    39      7.42%    0.01%
2011.................................... RIA*, 0.00% (b)     $119.67        2       $   277     (5.87)%   0.00%

                                    FSA-89

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

8. Financial Highlights (Continued)

                                                                          YEARS ENDED DECEMBER 31,
                                                             -------------------------------------------------
                                                                        UNITS    ACCUMULATION
                                                              UNIT   OUTSTANDING  UNIT VALUE   TOTAL   EXPENSE
                                                              VALUE    (000'S)     (000'S)    RETURN** RATIO***
                                                             ------- ----------- ------------ -------- --------

EQ/WELLS FARGO OMEGA GROWTH (CONTINUED)
---------------------------------------
2010.................................... RIA*, 0.00% (b)     $127.13       1        $  122     17.29%    0.05%
2009.................................... RIA*, 0.00% (b)     $108.39       1        $  105     40.29%    0.05%

MULTIMANAGER CORE BOND
----------------------
2013.................................... MRP*, 0.03% (b)     $  9.79      80        $  778     (2.39)%   0.03%
2012.................................... MRP*, 0.01% (b)(c)  $ 10.03      50        $  503      0.00%    0.01%

MULTIMANAGER MULTI-SECTOR BOND
------------------------------
2013.................................... RIA*, 0.05% (b)     $219.55      -- (d)    $    2     (1.06)%   0.05%
                                         MRP*, 0.03% (b)     $  9.90      84        $  829     (0.90)%   0.03%
2012.................................... RIA*, 0.05% (b)     $221.90      -- (d)    $    2      5.28%    0.05%
                                         MRP*, 0.01% (b)     $  9.99     127        $1,265      5.27%    0.01%
2011.................................... RIA*, 0.05% (b)     $210.78      -- (d)    $    4      5.28%    0.05%
                                         MRP*, 0.01% (b)     $  9.49     115        $1,090      5.09%    0.01%
2010.................................... RIA*, 0.05% (b)     $200.21      -- (d)    $   77      6.84%    0.05%
                                         MRP*, 0.00% (b)     $  9.03     101        $  912      6.61%    0.00%
2009.................................... RIA*, 0.05% (b)     $187.39      -- (d)    $   87      9.86%    0.05%
                                         MRP*, 0.00% (b)     $  8.47      51        $  431      9.72%    0.00%

MULTIMANAGER SMALL CAP VALUE
----------------------------
2013.................................... RIA*, 0.00% (b)     $306.09       1        $  209     42.72%    0.00%
2012.................................... RIA*, 0.00% (b)     $214.47       1        $  147     16.77%    0.00%
2011.................................... RIA*, 0.00% (b)     $183.67       1        $  138     (9.02)%   0.00%
2010.................................... RIA*, 0.00% (b)     $201.87      -- (d)    $   99     24.50%    0.00%
2009.................................... RIA*, 0.00% (b)     $162.14      -- (d)    $   76     26.42%    0.00%

MULTIMANAGER TECHNOLOGY
-----------------------
2013.................................... RIA*, 0.00% (b)     $223.26      -- (d)    $   92     35.59%    0.00%
                                         MRP*, 0.03% (b)     $ 21.18     182        $3,856     35.51%    0.03%
2012.................................... RIA*, 0.00% (b)     $164.66       1        $  124     13.43%    0.00%
                                         MRP*, 0.01% (b)     $ 15.63     219        $3,419     13.43%    0.01%
2011.................................... RIA*, 0.00% (b)     $145.17       1        $  159     (4.81)%   0.00%
                                         MRP*, 0.01% (b)     $ 13.78     214        $2,945     (4.83)%   0.01%
2010.................................... RIA*, 0.00% (b)     $152.51      -- (d)    $  130     17.70%    0.00%
                                         MRP*, 0.00% (b)     $ 14.48     236        $3,401     17.72%    0.00%
2009.................................... RIA*, 0.00% (b)     $129.57       1        $  185     58.44%    0.00%
                                         MRP*, 0.00% (b)     $ 12.30     223        $2,742     58.51%    0.00%

TARGET 2015 ALLOCATION
----------------------
2013.................................... MRP*, 0.03% (b)     $ 11.43     204        $2,328     14.07%    0.03%
2012.................................... MRP*, 0.01% (b)     $ 10.02     183        $1,830     10.84%    0.01%
2011.................................... MRP*, 0.01% (b)     $  9.04     178        $1,609     (2.80)%   0.01%
2010.................................... MRP*, 0.00% (b)     $  9.30     218        $2,033     10.71%    0.00%
2009.................................... MRP*, 0.00% (b)     $  8.40     168        $1,414     20.34%    0.00%

TARGET 2025 ALLOCATION
----------------------
2013.................................... MRP*, 0.03% (b)     $ 11.60     213        $2,476     18.97%    0.03%
2012.................................... MRP*, 0.01% (b)     $  9.75     206        $2,007     12.85%    0.01%
2011.................................... MRP*, 0.01% (b)     $  8.64     230        $1,988     (3.89)%   0.01%
2010.................................... MRP*, 0.00% (b)     $  8.99     230        $2,064     11.96%    0.00%
2009.................................... MRP*, 0.00% (b)     $  8.03     155        $1,246     23.16%    0.00%

TARGET 2035 ALLOCATION
----------------------
2013.................................... MRP*, 0.03% (b)     $ 11.68     116        $1,357     22.30%    0.03%
2012.................................... MRP*, 0.01% (b)     $  9.55      90        $  858     14.10%    0.01%
2011.................................... MRP*, 0.01% (b)     $  8.37      57        $  478     (4.67)%   0.01%
2010.................................... MRP*, 0.00% (b)     $  8.78      46        $  404     12.71%    0.00%
2009.................................... MRP*, 0.00% (b)     $  7.79      31        $  238     25.65%    0.00%

                                    FSA-90

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

8. Financial Highlights (Concluded)

                                                                      YEARS ENDED DECEMBER 31,
                                                          ------------------------------------------------
                                                          UNIT      UNITS    ACCUMULATION
                                                          VALUE  OUTSTANDING  UNIT VALUE   TOTAL   EXPENSE
                                                                   (000'S)     (000'S)    RETURN** RATIO***
                                                          ------ ----------- ------------ -------- --------

TARGET 2045 ALLOCATION
----------------------
2013.................................... MRP*, 0.03% (b)  $11.59     92         $1,062     25.16%    0.03%
2012.................................... MRP*, 0.01% (b)  $ 9.26     60         $  553     15.46%    0.01%
2011.................................... MRP*, 0.01% (b)  $ 8.02     47         $  373     (5.54)%   0.01%
2010.................................... MRP*, 0.00% (b)  $ 8.49     38         $  325     13.20%    0.00%
2009.................................... MRP*, 0.00% (b)  $ 7.50     31         $  231     27.77%    0.00%

-----------
  (a)Units were made available on January 1, 2009.
  (b)Contract charge as described in footnote 7 included in these financial statements.
  (c)Units were made available on November 15, 2012. For investments with no units outstanding as of December 31, 2012, no 2012 activity is presented.
  (d)Amount rounds to less than 500 units.
  * For Separate Account No. 66, expenses as a percentage of Average Net Assets (at the rates indicated) for each period presented. Charges made directly to contractowner account through the redemption of units and expenses of the underlying fund have been excluded.
  ** This ratio represents the total return for the periods indicated, including changes in the value of the Portfolio, and expenses assessed through the reduction of unit value. This ratio does not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return would have been lower had such expenses been included in the calculation. Variable Investment Options with a date notation indicate the effective date of the Variable Investment Option. The total return is calculated for each period indicated from the effective date through the end of the reporting period. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.
  ***For Separate Accounts No. 10, 4, and 3, expenses as a percentage of average net assets (at the rates indicated) consisting of mortality and expense charges and other expenses for each period presented. The ratios included only those expenses that result in a direct reduction to unit values.
  (+)Rates charged for the year ended December 31, 2013 are reflected under "Contract Charges" shown for each unit value class in the Statement of Assets and Liabilities.

9. Investment Income Ratios

   Shown below are the Investment Income Ratios throughout the periods indicated for Separate Accounts No. 10, 4 and 3. The investment income ratio is calculated by taking the gross investment income earned divided by the average net assets of a fund during the periods indicated.

                            YEAR ENDED DECEMBER 31,
                         -----------------------------
                         2013  2012  2011  2010  2009
                         ----- ----- ----- ----- -----
Separate Account No. 10. 2.51% 2.90% 2.86% 3.68% 3.45%
Separate Account No. 4.. 1.71% 1.88% 1.54% 2.00% 1.69%
Separate Account No. 3.. 0.42% 0.43% 0.85% 1.50% 0.58%

  ---------
   Shown below is the investment income ratios throughout the periods indicated for Separate Account No. 66. This ratio represents the amount of dividend income, excluding distribution from net realized gains, received by the Variable Investment Options from the Portfolio, divided by the average net assets. This ratio excludes those expenses, such as asset-based charges, that result in direct reductions in the unit value. The recognition of dividend income by the Variable Investment Option is affected by the timing of the declaration of dividends by the Portfolio in which the Variable Investment Options invest.

                                       2013  2012  2011  2010  2009
                                       ----- ----- ----- ----- -----
All Asset Aggressive-Alt 25........... 2.89%    --    --    --    --
All Asset Growth-Alt 20............... 0.02% 4.76%    --    --    --
All Asset Moderate Growth-Alt 15...... 5.56%    --    --    --    --
AXA Aggressive Allocation............. 2.62% 0.80% 1.37% 1.92% 1.49%
AXA Conservative Allocation........... 0.91% 0.77% 2.19% 2.36% 2.53%
AXA Conservative-Plus Allocation...... 1.32% 0.95% 1.44% 2.04% 1.76%
AXA Moderate Allocation............... 1.69% 0.85% 1.62% 2.40% 1.76%
AXA Moderate-Plus Allocation.......... 2.15% 0.86% 1.38% 1.85% 1.87%
EQ/AllianceBernstein Small Cap Growth. 0.06% 0.20%    -- 0.06% 0.13%
EQ/BlackRock Basic Value Equity....... 2.43% 0.89% 1.42% 1.00% 2.21%

                                    FSA-91

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2013

9. Investment Income Ratios (Concluded)

                                   2013  2012  2011   2010  2009
                                   ----- ----- ----- ------ -----
EQ/Boston Advisors Equity Income.. 1.90% 4.90% 0.00%  0.00% 0.00%
EQ/Calvert Socially Responsible... 0.73% 1.03% 0.38%  0.05% 0.26%
EQ/Capital Guardian Research...... 1.33% 0.92% 0.73%  0.76% 1.19%
EQ/Equity 500 Index............... 1.47% 1.69% 1.47%  1.45% 2.06%
EQ/Equity Growth PLUS............. 0.50% 0.64% 0.15%  0.30% 0.93%
EQ/GAMCO Mergers And Acquisitions. 0.17%    --    --     --    --
EQ/GAMCO Small Company Value...... 0.27% 1.29% 0.07%  0.41% 0.48%
EQ/Global Multi-Sector Equity..... 0.75% 1.45% 1.71%  1.11% 1.37%
EQ/Intermediate Government Bond... 0.20% 0.26% 0.48%  1.18% 0.98%
EQ/International Core PLUS........ 0.83% 1.47% 2.64%  1.74% 3.27%
EQ/International Equity Index..... 2.22% 3.05% 2.99%  2.52% 2.76%
EQ/International Value PLUS....... 1.44% 1.83% 2.18%  0.77% 2.50%
EQ/JPMorgan Value Opportunities... 2.04% 0.92% 1.45%  1.34% 1.12%
EQ/Large Cap Core PLUS............ 0.52% 1.19% 0.59%  1.04% 4.57%
EQ/Large Cap Growth Index......... 4.42% 0.51% 0.88%  0.20% 2.12%
EQ/Large Cap Growth PLUS.......... 0.16% 0.56% 0.40%  0.36% 1.35%
EQ/Large Cap Value PLUS........... 1.04% 1.64% 1.17%  1.18% 2.29%
EQ/MFS International Growth....... 1.87% 1.75%    --     --    --
EQ/Mid Cap Index.................. 0.95% 1.86% 0.59%  0.80% 1.17%
EQ/Mid Cap Value PLUS............. 0.51% 1.25% 0.85%  0.94% 1.14%
EQ/Money Market...................    --    -- 0.01%     -- 0.01%
EQ/Morgan Stanley Mid Cap Growth..    --    --    --     --    --
EQ/PIMCO Ultra Short Bond......... 0.79% 0.56% 0.51%  0.36% 1.02%
EQ/Quality Bond PLUS.............. 0.37% 0.43% 2.09% 11.10% 1.96%
EQ/Small Company Index............ 0.96% 1.54% 0.66%  1.01% 1.42%
EQ/T. Rowe Price Growth Stock.....    --    --    --     --    --
EQ/Wells Fargo Omega Growth.......    -- 0.01%    --  0.01% 0.15%
Multimanager Core Bond............ 1.60% 0.72%    --     --    --
Multimanager Multi-Sector Bond.... 2.90% 2.15% 4.59%  3.82% 5.56%
Multimanager Small Cap Value...... 0.56% 0.56% 0.10%  0.16% 0.92%
Multimanager Technology...........    --    --    --     --    --
Target 2015 Allocation............ 1.40% 1.40% 1.44%  1.59% 4.61%
Target 2025 Allocation............ 1.28% 1.27% 1.28%  1.57% 4.65%
Target 2035 Allocation............ 1.45% 1.61% 1.46%  1.40% 4.81%
Target 2045 Allocation............ 1.59% 1.63% 1.45%  1.32% 4.99%

10.Subsequent Events

   All material subsequent transactions and events have been evaluated for the period from December 31, 2013 through the date on which the financial statements were issued. It has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

                                    FSA-92

PART II, ITEM 8.

                  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

           INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                     AXA EQUITABLE LIFE INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm............................................... F-1

Consolidated Financial Statements:
 Consolidated Balance Sheets, December 31, 2013 and 2012.............................................. F-2
 Consolidated Statements of Earnings (Loss), Years Ended December 31, 2013, 2012 and 2011............. F-3
 Consolidated Statements of Comprehensive Income (Loss), Years Ended December 31, 2013, 2012 and 2011. F-4
 Consolidated Statements of Equity, Years Ended December 31, 2013, 2012 and 2011...................... F-5
 Consolidated Statements of Cash Flows, Years Ended December 31, 2013, 2012 and 2011.................. F-6
 Notes to Consolidated Financial Statements........................................................... F-8

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings (loss), of comprehensive income (loss), of equity and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries ("the Company") at December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York

March 10, 2014

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2013 AND 2012

                                                      2013        2012
                                                   ----------  ----------
                                                       (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities available for sale, at fair
   value.......................................... $   29,419  $   33,607
  Mortgage loans on real estate...................      5,684       5,059
  Equity real estate, held for the production of
   income.........................................          3           4
  Policy loans....................................      3,434       3,512
  Other equity investments........................      1,863       1,643
  Trading securities..............................      4,221       2,309
  Other invested assets...........................      1,353       1,828
                                                   ----------  ----------
   Total investments..............................     45,977      47,962
Cash and cash equivalents.........................      2,283       3,162
Cash and securities segregated, at fair value.....        981       1,551
Broker-dealer related receivables.................      1,539       1,605
Deferred policy acquisition costs.................      3,874       3,728
Goodwill and other intangible assets, net.........      3,703       3,673
Amounts due from reinsurers.......................      3,934       3,847
Loans to affiliates...............................      1,088       1,037
Guaranteed minimum income benefit reinsurance
  asset, at fair value............................      6,747      11,044
Other assets......................................      4,418       5,095
Separate Accounts' assets.........................    108,857      94,139
                                                   ----------  ----------

TOTAL ASSETS...................................... $  183,401  $  176,843
                                                   ==========  ==========

LIABILITIES
Policyholders' account balances................... $   30,340  $   28,263
Future policy benefits and other policyholders
  liabilities.....................................     21,697      22,687
Broker-dealer related payables....................        538         664
Customers related payables........................      1,698       2,562
Amounts due to reinsurers.........................         71          75
Short-term and long-term debt.....................        468         523
Loans from affiliates.............................        825       1,325
Current and deferred income taxes.................      2,813       5,172
Other liabilities.................................      2,653       3,503
Separate Accounts' liabilities....................    108,857      94,139
                                                   ----------  ----------
   Total liabilities..............................    169,960     158,913
                                                   ----------  ----------

Commitments and contingent liabilities (Notes 2, 7, 10, 11, 12, 13, 16 and 17)

EQUITY
AXA Equitable's equity:
  Common stock, $1.25 par value, 2 million shares
   authorized, issued and outstanding.............          2           2
  Capital in excess of par value..................      5,934       5,992
  Retained earnings...............................      5,205       9,125
  Accumulated other comprehensive income (loss)...       (603)        317
                                                   ----------  ----------
   Total AXA Equitable's equity...................     10,538      15,436
                                                   ----------  ----------
Noncontrolling interest...........................      2,903       2,494
                                                   ----------  ----------
   Total equity...................................     13,441      17,930
                                                   ----------  ----------

TOTAL LIABILITIES AND EQUITY...................... $  183,401  $  176,843
                                                   ==========  ==========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                  CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                 YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

                                              2013       2012       2011
                                            --------  ---------  ---------
                                                     (IN MILLIONS)
REVENUES
Universal life and investment-type
  product policy fee income................ $  3,546  $   3,334  $   3,312
Premiums...................................      496        514        533
Net investment income (loss):
  Investment income (loss) from
   derivative instruments..................   (2,866)      (978)     2,374
  Other investment income (loss)...........    2,237      2,316      2,128
                                            --------  ---------  ---------
   Total net investment income (loss)......     (629)     1,338      4,502
                                            --------  ---------  ---------
Investment gains (losses), net:
  Total other-than-temporary impairment
   losses..................................      (81)       (96)       (36)
  Portion of loss recognized in other
   comprehensive income (loss).............       15          2          4
                                            --------  ---------  ---------
   Net impairment losses recognized........      (66)       (94)       (32)
  Other investment gains (losses), net.....      (33)        (3)       (15)
                                            --------  ---------  ---------
     Total investment gains (losses),
       net.................................      (99)       (97)       (47)
                                            --------  ---------  ---------
Commissions, fees and other income.........    3,823      3,574      3,631
Increase (decrease) in the fair value
  of the reinsurance contract asset........   (4,297)       497      5,941
                                            --------  ---------  ---------
     Total revenues........................    2,840      9,160     17,872
                                            --------  ---------  ---------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits....................    1,691      2,989      4,360
Interest credited to policyholders'
  account balances.........................    1,373      1,166        999
Compensation and benefits..................    1,743      1,672      2,263
Commissions................................    1,160      1,248      1,195
Distribution related payments..............      423        367        303
Amortization of deferred sales
  commissions..............................       41         40         38
Interest expense...........................       88        108        106
Amortization of deferred policy
  acquisition costs........................      580        576      3,620
Capitalization of deferred policy
  acquisition costs........................     (655)      (718)      (759)
Rent expense...............................      169        201        240
Amortization of other intangible assets....       24         24         24
Other operating costs and expenses.........    1,512      1,429      1,359
                                            --------  ---------  ---------
     Total benefits and other deductions...    8,149      9,102     13,748
                                            --------  ---------  ---------

Earnings (loss) from continuing
  operations, before income taxes.......... $ (5,309) $      58  $   4,124
Income tax (expense) benefit...............    2,073        158     (1,298)
                                            --------  ---------  ---------

Net earnings (loss)........................   (3,236)       216      2,826
  Less: net (earnings) loss
   attributable to the noncontrolling
   interest................................     (337)      (121)       101
                                            --------  ---------  ---------

Net Earnings (Loss) Attributable to AXA
  Equitable................................ $ (3,573) $      95  $   2,927
                                            ========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                 YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

                                                  2013      2012      2011
                                                --------  --------  --------
                                                        (IN MILLIONS)
COMPREHENSIVE INCOME (LOSS)
Net earnings (loss)............................ $ (3,236) $    216  $  2,826
                                                --------  --------  --------

Other comprehensive income (loss) net of
  income taxes:
   Change in unrealized gains (losses), net
     of reclassification adjustment............   (1,211)      580       366
   Change in defined benefit plans.............      299        26       (74)
                                                --------  --------  --------
     Total other comprehensive income
       (loss), net of income taxes.............     (912)      606       292
                                                --------  --------  --------

Comprehensive income (loss)....................   (4,148)      822     3,118
                                                --------  --------  --------

  Less: Comprehensive (income) loss
   attributable to noncontrolling interest.....     (345)     (113)      122
                                                --------  --------  --------

Comprehensive Income (Loss) Attributable to
  AXA Equitable................................ $ (4,493) $    709  $  3,240
                                                ========  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY
                 YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

                                                2013       2012       2011
                                             ---------  ---------  ---------
                                                      (IN MILLIONS)
  EQUITY
  AXA Equitable's Equity:
    Common stock, at par value, beginning
     and end of year........................ $       2  $       2  $       2
                                             ---------  ---------  ---------

    Capital in excess of par value,
     beginning of year......................     5,992      5,743      5,593
    Changes in capital in excess of par
     value..................................       (58)       249        150
                                             ---------  ---------  ---------
    Capital in excess of par value, end
     of year................................     5,934      5,992      5,743
                                             ---------  ---------  ---------

    Retained earnings, beginning of year....     9,125      9,392      6,844
    Net earnings (loss).....................    (3,573)        95      2,927
    Stockholder dividends...................      (347)      (362)      (379)
                                             ---------  ---------  ---------
    Retained earnings, end of year..........     5,205      9,125      9,392
                                             ---------  ---------  ---------

    Accumulated other comprehensive
     income (loss), beginning of year.......       317       (297)     (610)
    Other comprehensive income (loss).......      (920)       614        313
                                             ---------  ---------  ---------
    Accumulated other comprehensive
     income (loss), end of year.............      (603)       317       (297)
                                             ---------  ---------  ---------

     TOTAL AXA EQUITABLE'S EQUITY, END OF
       YEAR.................................    10,538     15,436     14,840
                                             ---------  ---------  ---------

  Noncontrolling interest, beginning of
    year....................................     2,494      2,703      3,118
  Purchase of AllianceBernstein Units by
    noncontrolling interest.................        --         --          1
  Purchase of noncontrolling interest in
    consolidated entity.....................        --         --        (31)
  Repurchase of AllianceBernstein Holding
    units...................................       (76)      (145)      (140)
  Net earnings (loss) attributable to
    noncontrolling interest.................       337        121       (101)
  Dividends paid to noncontrolling
    interest................................      (306)      (219)      (312)
  Dividend of AllianceBernstein Units by
    AXA Equitable to AXA Financial..........       113         --         --
  Other comprehensive income (loss)
    attributable to noncontrolling
    interest................................         8         (8)       (21)
  Other changes in noncontrolling interest..       333         42        189
                                             ---------  ---------  ---------

       Noncontrolling interest, end of
         year...............................     2,903      2,494      2,703
                                             ---------  ---------  ---------

  TOTAL EQUITY, END OF YEAR................. $  13,441  $  17,930  $  17,543
                                             =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

                                               2013       2012        2011
                                            ---------  ----------  ----------
                                                      (IN MILLIONS)
  Net earnings (loss)...................... $  (3,236) $      216  $    2,826
  Adjustments to reconcile net earnings
    (loss) to net cash provided by
    operating activities:
    Interest credited to policyholders'
     account balances......................     1,373       1,166         999
    Universal life and investment-type
     product policy fee income.............    (3,546)     (3,334)     (3,312)
    Net change in broker-dealer and
     customer related receivables/payables.      (740)        383         266
    (Income) loss related to derivative
     instruments...........................     2,866         978      (2,374)
    Change in reinsurance recoverable
     with affiliate........................      (176)       (207)       (242)
    Investment (gains) losses, net.........        99          97          47
    Change in segregated cash and
     securities, net.......................       571        (272)       (170)
    Change in deferred policy acquisition
     costs.................................       (74)       (142)      2,861
    Change in future policy benefits.......      (384)        876       2,110
    Change in current and deferred income
     taxes.................................    (1,754)       (254)      1,226
    Real estate related write-off charges..        56          42           5
    Change in the fair value of the
     reinsurance contract asset............     4,297        (497)     (5,941)
    Amortization of deferred compensation..       159          22         418
    Amortization of deferred sales
     commission............................        41          40          38
    Amortization of reinsurance cost.......       280          47         211
    Other depreciation and amortization....       122         157         146
    Amortization of other intangibles......        24          24          24
    Other, net.............................       180        (122)        (76)
                                            ---------  ----------  ----------

  Net cash provided by (used in)
    operating activities...................       158        (780)       (938)
                                            ---------  ----------  ----------

  Cash flows from investing activities:
    Maturities and repayments of fixed
     maturities and mortgage loans on
     real estate...........................     3,691       3,551       3,435
    Sales of investments...................     3,442       1,951       1,141
    Purchases of investments...............    (7,956)     (7,893)     (7,970)
    Cash settlements related to
     derivative instruments................    (2,500)       (287)      1,429
    Change in short-term investments.......        --          34          16
    Decrease in loans to affiliates........         5           4          --
    Additional loans to affiliates.........       (56)         --          --
    Investment in capitalized software,
     leasehold improvements and EDP
     equipment.............................       (67)        (66)       (104)
    Other, net.............................        12          14          25
                                            ---------  ----------  ----------

  Net cash provided by (used in)
    investing activities...................    (3,429)     (2,692)     (2,028)
                                            ---------  ----------  ----------

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011
                                  (CONTINUED)

                                                2013      2012      2011
                                              --------  --------  --------
                                                      (IN MILLIONS)
    Cash flows from financing activities:
      Policyholders' account balances:
       Deposits.............................. $  5,469  $  5,437  $  4,461
       Withdrawals and transfers to
         Separate Accounts...................   (1,188)     (982)     (821)
      Change in short-term financings........      (55)     (122)      220
      Change in collateralized pledged
       liabilities...........................     (663)     (288)      989
      Change in collateralized pledged
       assets................................      (18)       (5)       99
      Repayment of Loans from Affiliates.....     (500)       --        --
      Capital contribution...................       --       195        --
      Shareholder dividends paid.............     (234)     (362)     (379)
      Repurchase of AllianceBernstein
       Holding units.........................     (113)     (238)     (221)
      Distribution to noncontrolling
       interest in consolidated subsidiaries.     (306)     (219)     (312)
      Other, net.............................       --        (9)        2
                                              --------  --------  --------

    Net cash provided by (used in)
      financing activities...................    2,392     3,407     4,038
                                              --------  --------  --------

    Change in cash and cash equivalents......     (879)      (65)    1,072
    Cash and cash equivalents, beginning of
      year...................................    3,162     3,227     2,155
                                              --------  --------  --------

    Cash and Cash Equivalents, End of Year... $  2,283  $  3,162  $  3,227
                                              ========  ========  ========

    Supplemental cash flow information:
      Interest Paid.......................... $     91  $    107  $    107
                                              ========  ========  ========
      Income Taxes (Refunded) Paid........... $   (214) $    271  $     36
                                              ========  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1) ORGANIZATION

   AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is an indirect, wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is an indirect wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

   The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

   Insurance

   The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products and variable and fixed-interest annuity products principally to individuals and small and medium size businesses and professional and trade associations. This segment also includes Separate Accounts for individual insurance and annuity products.

   The Company's insurance business is conducted principally by AXA Equitable.

   Investment Management

   The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AllianceBernstein"). AllianceBernstein provides research, diversified investment management and related services globally to a broad range of clients. This segment also includes institutional Separate Accounts principally managed by AllianceBernstein that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

   AllianceBernstein is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AllianceBernstein is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AllianceBernstein are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

   At December 31, 2013 and 2012, the Company's economic interest in AllianceBernstein was 32.7% and 39.5%, respectively. At December 31, 2013 and 2012, respectively, AXA and its subsidiaries' economic interest in AllianceBernstein (including AXA Financial Group) was approximately 63.7% and 65.5%. AXA Equitable as the General Partner of the limited partnership consolidates AllianceBernstein in the Company's consolidated financial statements.

   In the first quarter of 2011, AXA sold its 50% interest in AllianceBernstein's consolidated Australian joint venture to an unaffiliated third party as part of a larger transaction. On March 31, 2011, AllianceBernstein purchased that 50% interest from the unaffiliated third party, making this Australian entity an indirect wholly-owned subsidiary. AllianceBernstein purchased the remaining 50% interest for $21 million. As a result, the Company's Noncontrolling interest decreased $27 million and AXA Equitable's equity increased $6 million.

2) SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation and Principles of Consolidation

   The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

   The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AllianceBernstein; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

   Accounting for Variable Annuities with GMDB and GMIB Features

   Future claims exposure on products with guaranteed minimum death benefit ("GMDB") and guaranteed minimum income benefit ("GMIB") features are sensitive to movements in the equity markets and interest rates. The Company has in place various hedging programs utilizing derivatives that are designed to mitigate the impact of movements in equity markets and interest rates. Under U.S. GAAP, the accounting for these various hedging programs do not qualify for hedge accounting treatment. As a result, changes in the value of the derivatives will be recognized in the period in which they occur while offsetting changes in reserves and deferred policy acquisition costs ("DAC") will be recognized over time in accordance with policies described below under "Policyholders' Account Balances and Future Policy Benefits" and "DAC". These differences in recognition contribute to earnings volatility.

   GMIB reinsurance contracts are used to cede to affiliated and non-affiliated reinsurers a portion of the exposure on variable annuity products that offer the GMIB feature. Under U.S. GAAP, the GMIB reinsurance contracts are accounted for as derivatives and are reported at fair value. Under U.S. GAAP, gross reserves for GMIB are calculated on the basis of assumptions related to projected benefits and related contract charges over the lives of the contracts and therefore will not immediately reflect the offsetting impact on future claims exposure resulting from the same capital market and/or interest rate fluctuations that cause gains or losses on the fair value of the GMIB reinsurance contracts. The changes in the fair value of the GMIB reinsurance contracts are recorded in the period in which they occur while offsetting changes in gross reserves and DAC for GMIB are recognized over time in accordance with policies described below under "Policyholders' Account Balances and Future Policy Benefits" and "DAC". These differences in recognition contribute to earnings volatility.

   Accounting and Consolidation of VIE's

   At December 31, 2013 and 2012, respectively, the Insurance Group's General Account held $3 million and $1 million of investment assets issued by VIEs and determined to be significant variable interests under Financial Accounting Standards Board ("FASB") guidance Consolidation of Variable Interest Entities -- Revised. At December 31, 2013 and 2012, respectively, as reported in the consolidated balance sheet, these investments included $3 million and $1 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2013 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

   For all new investment products and entities developed by AllianceBernstein (other than Collaterized Debt Obligations ("CDOs"), AllianceBernstein first determines whether the entity is a VIE, which involves determining an entity's variability and variable interests, identifying the holders of the equity investment at risk and assessing the five characteristics of a VIE. Once an entity has been determined to be a VIE, AllianceBernstein then identifies the primary beneficiary of the VIE. If AllianceBernstein is deemed to be the primary beneficiary of the VIE, then AllianceBernstein and the Company consolidate the entity.

   AllianceBernstein provides seed capital to its investment teams to develop new products and services for their clients. AllianceBernstein's original seed investment typically represents all or a majority of the equity investment in the new product is temporary in nature. AllianceBernstein evaluates its seed investments on a quarterly basis and consolidates such investments as required pursuant to U.S. GAAP.

   Management of AllianceBernstein reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that AllianceBernstein is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

   AllianceBernstein earned investment management fees on client AUM of these entities but derived no other benefit from those assets and cannot utilize those assets in its operations.

   At December 31, 2013, AllianceBernstein had significant variable interests in certain other structured products and hedge funds with approximately $26 million in client AUM. However, these VIEs do not require consolidation because management has determined that AllianceBernstein is not the primary beneficiary of the expected losses or expected residual returns of these entities. AllianceBernstein's maximum exposure to loss in these entities is limited to its investments of $200,000 in and prospective investment management fees earned from these entities.

   Consolidations

   All significant intercompany transactions and balances have been eliminated in consolidation. The years "2013", "2012" and "2011" refer to the years ended December 31, 2013, 2012 and 2011, respectively.

   Adoption of New Accounting Pronouncements

   In February 2013, the FASB issued new guidance to improve the reporting of reclassifications out of accumulated other comprehensive income ("AOCI"). The amendments in this guidance require an entity to report the effect of significant reclassifications out of AOCI on the respective line items in the statement of earnings (loss) if the amount being reclassified is required to be reclassified in its entirety to net earnings (loss). For other amounts that are not required to be reclassified in their entirety to net earnings in the same reporting period, an entity is required to cross-reference other disclosures that provide additional detail about those amounts. The guidance requires disclosure of reclassification information either in the notes or the face of the financial statements provided the information is presented in one location. This guidance was effective for interim and annual periods beginning after December 31, 2012. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements. These new disclosures have been included in the Notes to the Company's consolidated financial statements, as appropriate.

   In July 2012, the FASB issued new guidance on testing indefinite-lived intangible assets for impairment. The guidance is intended to reduce the cost and complexity of the annual indefinite-lived intangible assets impairment test by providing entities with the option of performing a "qualitative" assessment to determine whether further impairment testing is necessary. The guidance was effective for annual and interim indefinite-lived intangible assets impairment tests performed for fiscal years beginning after September 15, 2012. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In December 2011, the FASB issued new and enhanced disclosures about offsetting (netting) of financial instruments and derivatives, including repurchase/reverse repurchase agreements and securities lending/borrowing arrangements, to converge with those required by International Financial Reporting Standards ("IFRS"). The disclosures require presentation in tabular format of gross and net information about assets and liabilities that either are offset (presented net) on the balance sheet or are subject to master netting agreements or similar arrangements providing rights of setoff, such as global master repurchase, securities lending, and derivative clearing agreements, irrespective of whether the assets and liabilities are offset. Financial instruments subject only to collateral agreements are excluded from the scope of these requirements, however, the tabular disclosures are required to include the fair values of financial collateral, including cash, related to master netting agreements or similar arrangements. In January 2013, the FASB issued new guidance limiting the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. This guidance was effective for interim and annual periods beginning after January 1, 2013 and was applied retrospectively to all comparative prior periods presented. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements. These new disclosures have been included in the Notes to the Company's consolidated financial statements, as appropriate.

   In September 2011, the FASB issued new guidance on testing goodwill for impairment. The guidance is intended to reduce the cost and complexity of the annual goodwill impairment test by providing entities with the option of performing a "qualitative" assessment to determine whether further impairment testing is necessary. The guidance was effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In June 2011, the FASB issued new guidance to amend the existing alternatives for presenting Other comprehensive income (loss) ("OCI") and its components in financial statements. The amendments eliminate the current option to report OCI and its components in the statement of changes in equity. An entity can elect to present items of net earnings (loss) and OCI in one continuous statement or in two separate, but consecutive statements. This guidance will not change the items that constitute net earnings (loss) and OCI, when an item of OCI must be reclassified to net earnings (loss). This guidance was effective for interim and annual periods beginning after December 15, 2011. Consistent with this guidance, the Company currently presents items of net earnings (loss) and OCI in two consecutive statements.

   In May 2011, the FASB amended its guidance on fair value measurements and disclosure requirements to enhance comparability between U.S. GAAP and IFRS. The changes to the existing guidance include how and when the valuation premise of highest and best use applies, the application of premiums and discounts, as well as new required disclosures. This guidance was effective for reporting periods beginning after December 15, 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements. These new disclosures have been included in the Notes to the Company's consolidated financial statements, as appropriate.

   In April 2011, the FASB issued new guidance for a creditor's determination of whether a restructuring is a troubled debt restructuring ("TDR"). The new guidance provided additional guidance to creditors for evaluating whether a modification or restructuring of a receivable is a TDR. The new guidance required creditors to evaluate modifications and restructurings of receivables using a more principles-based approach, which may result in more modifications and restructurings being considered TDR. The financial reporting implications of being classified as a TDR are that the creditor is required to:

      . Consider the receivable impaired when calculating the allowance for credit losses; and

      . Provide additional disclosures about its troubled debt restructuring activities in accordance with the requirements of recently issued guidance on disclosures about the credit quality of financing receivables and the allowance for credit losses.

   The new guidance was effective for the first interim or annual period beginning on or after June 15, 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements. These new disclosures have been included in the Notes to the Company's consolidated financial statements, as appropriate.

   Future Adoption of New Accounting Pronouncements

   The FASB issued new guidance that allows investors to elect to use the proportional amortization method to account for investments in qualified affordable housing projects if certain conditions are met. Under this method, which replaces the effective yield method, an investor amortizes the cost of its investment, in proportion to the tax credits and other tax benefits it receives, to income tax expense. The guidance also introduces disclosure requirements for all investments in qualified affordable housing projects, regardless of the accounting method used for those investments. The guidance is effective for annual periods beginning after December 15, 2014. Management does not expect implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In July 2013, the FASB issued new guidance on the presentation of an unrecognized tax benefit when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists. The amendments in this guidance state that an unrecognized tax benefit, or a portion thereof, should be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward. An exception to this guidance would be where a net operating loss carryforward or similar tax loss or credit carryforward would not be available under the tax law to settle any additional income taxes that would result from the disallowance of a tax position, or the tax law does not require the entity to use, and the entity does not intend to use, the deferred tax asset for such purpose. In such a case, the unrecognized tax benefit should be presented in the financial statements as a liability and should not be combined with deferred tax assets. This guidance is effective for interim and annual periods beginning after December 15, 2013. Management does not expect implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   Closed Block

   As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

   Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the Superintendent of The New York State Department of Financial Services, (the "NYSDFS"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

   The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block's earnings.

   If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

   Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

   Investments

   The carrying values of fixed maturities classified as available-for-sale ("AFS") are reported at fair value. Changes in fair value are reported in OCI. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

   The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

   The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for other-than-temporary impairments ("OTTI"). Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance ("IUS") Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

   If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

   Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment gains (losses), net.

   Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

   Policy loans are stated at unpaid principal balances.

   Partnerships, investment companies and joint venture interests that the Company has control of and has a majority economic interest in (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported either with equity real estate or other equity investments, as appropriate. The Company records its interests in certain of these partnerships on a one quarter lag.

   Equity securities, which include common stock, and non-redeemable preferred stock classified as AFS securities, are carried at fair value and are included in other equity investments with changes in fair value reported in OCI.

   Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains (losses) reported in Net earnings (loss).

   Corporate owned life insurance ("COLI") has been purchased by the Company and certain subsidiaries on the lives of certain key employees and the Company and these subsidiaries are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2013 and 2012, the carrying value of COLI was $770 million and $715 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

   Short-term investments are reported at amortized cost that approximates fair value and are included in Other invested assets.

   Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

   All securities owned, including United States government and agency securities, mortgage-backed securities and futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

   Derivatives

   Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter market. All derivative positions are carried in the consolidated balance sheets at fair value, generally by obtaining quoted market prices or through the use of valuation models.

   Freestanding derivative contracts are reported in the consolidated balance sheets either as assets within "Other invested assets" or as liabilities within "Other liabilities." The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed. The Company uses derivatives to manage asset/liability risk but has not designated those economic relationships under the criteria to qualify for hedge accounting treatment. All changes in the fair value of the Company's freestanding derivative positions, including net receipts and payments, are included in "Investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

   The Company is a party to financial instruments and other contracts that contain "embedded" derivative instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are "clearly and closely related" to the economic characteristics of the remaining component of the "host contract" and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When those criteria are satisfied, the resulting embedded derivative is bifurcated from the host contract, carried in the consolidated balance sheets at fair value, and changes in its fair value are recognized immediately and captioned in the consolidated statements of earnings (loss) according to the nature of the related host contract. For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company instead may elect to carry the entire instrument at fair value.

   Valuation Allowances for Mortgage Loans:

   For commercial and agricultural loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

      . Loan-to-value ratio -- Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

      . Debt service coverage ratio -- Derived from actual net operating income divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

      . Occupancy -- Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

      . Lease expirations -- The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

      . Maturity -- Loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

      . Borrower/tenant related issues -- Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

      . Payment status -- current vs. delinquent -- A history of delinquent payments may be a cause for concern.

      . Property condition -- Significant deferred maintenance observed during Lender's annual site inspections.

      . Other -- Any other factors such as current economic conditions may call into question the performance of the loan.

   Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

   Mortgage loans also are individually evaluated quarterly by the IUS Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problems but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

   For problem mortgage loans a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific portion of the loss allowance is based on the Company's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

   Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

   Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2013 and 2012, the carrying values of commercial and agricultural mortgage loans on real estate that had been classified as nonaccrual loans were $93 million and $0 million for commercial and $0 million and $2 million for agricultural, respectively.

   Troubled Debt Restructuring

   When a loan modification is determined to be a troubled debt restructuring, the impairment of the loan is re-measured by discounting the expected cash flows to be received based on the modified terms using the loan's original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans. Additionally, the loan continues to be subject to the credit review process noted above.

   Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

   Net investment income (loss) and realized investment gains (losses), net (together "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

   Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

   Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income (loss).

   Unrealized investment gains (losses) on fixed maturities and equity securities designated as AFS held by the Company are accounted for as a separate component of AOCI, net of related deferred income taxes, amounts attributable to certain pension operations, Closed Blocks' policyholders dividend obligation, insurance liability loss recognition and DAC related to universal life ("UL") policies, investment-type products and participating traditional life policies.

   Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as AFS and do not reflect any change in fair value of policyholders' account balances and future policy benefits.

   Fair Value of Financial Instruments

   Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level1 Unadjusted quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level3 Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   The Company defines fair value as the unadjusted quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value cannot be substantiated by direct comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

   Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions. Under the terms of various service agreements, the Company often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued also are considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security- or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, the Company either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness.

   Recognition of Insurance Income and Related Expenses

   Premiums from UL and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

   Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

   For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

   Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

   DAC

   Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, reflecting incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

   After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings.

   In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance are examined regularly in determining the amortization of DAC. Due primarily to the significant decline in Separate Accounts balances during 2008 and a change in the estimate of average gross short-term annual return on Separate Accounts balances to 9.0%, future estimated gross profits at December 31, 2008 for certain issue years for the Accumulator(R) products were expected to be negative as the increases in the fair values of derivatives used to hedge certain risks related to these products would be recognized in current earnings while the related reserves do not fully and immediately reflect the impact of equity and interest market fluctuations. As required under U.S. GAAP, for those issue years with future estimated negative gross profits, the DAC amortization method was permanently changed in fourth quarter 2008 from one based on estimated gross profits to one based on estimated assessments for the Accumulator(R) products, subject to loss recognition testing. In second quarter 2011, the DAC amortization method was changed to one based on estimated assessments for all issue years for the Accumulator(R) products due to continued volatility of margins and the continued emergence of periods of negative margins.

   DAC associated with UL and investment-type products, other than Accumulator(R) products is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

   A significant assumption in the amortization of DAC on variable annuities and variable and interest-sensitive life insurance relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

   In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Currently, the average gross long-term return estimate is measured from December 31, 2008. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2013, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was

   9.0% (6.68)% net of product weighted average Separate Account fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (12.68)% net of product weighted average Separate Account fees) and 0.0% (-2.32% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

   If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization. At December 31, 2013, current projections of future average gross market returns assume a 0.0% annualized return for the next seven quarters, which is the minimum limitations grading to a reversion to the mean of 9.0% in fifteen quarters.

   In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization.

   Other significant assumptions underlying gross profit estimates for UL and investment type products relate to contract persistency and General Account investment spread.

   For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2013, the average rate of assumed investment yields, excluding policy loans, was 5.3% grading to 5.0% over 10 years. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date. Many of the factors that affect gross margins are included in the determination of the Company's dividends to these policyholders. DAC adjustments related to participating traditional life policies do not create significant volatility in results of operations as the Closed Block recognizes a cumulative policyholder dividend obligation expense in "Policyholders' dividends," for the excess of actual cumulative earnings over expected cumulative earnings as determined at the time of demutualization.

   DAC associated with non-participating traditional life policies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies is subject to recoverability testing as part of AXA Financial Group's premium deficiency testing. If a premium deficiency exists, DAC is reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

   Contractholder Bonus Interest Credits

   Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

   Policyholders' Account Balances and Future Policy Benefits

   Policyholders' account balances for UL and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

   The Company has issued and continues to offer certain variable annuity products with GMDB and Guaranteed income benefit ("GIB") features. The Company previously issued certain variable annuity products with Guaranteed withdrawal benefit for life ("GWBL") and other features. The Company also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that actual experience will be consistent with management's estimates.

   For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

   For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

   For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.9% for life insurance liabilities and from 1.57% to 11.25% for annuity liabilities.

   Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

   When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings.

   Policyholders' Dividends

   The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

   At December 31, 2013, participating policies, including those in the Closed Block, represent approximately 5.2% ($21,194 million) of directly written life insurance in-force, net of amounts ceded.

   Separate Accounts

   Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings (loss) less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of six Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as AFS in the accompanying consolidated financial statements.

   The investment results of Separate Accounts, including unrealized gains (losses), on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings (loss). For 2013, 2012 and 2011, investment results of such Separate Accounts were gains (losses) of $19,022 million, $10,110 million and $(2,928) million, respectively.

   Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

   The Company reports the General Account's interests in Separate Accounts as Other equity investments in the consolidated balance sheets.

   Recognition of Investment Management Revenues and Related Expenses

   Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by Sanford C. Bernstein & Co. LLC ("SCB LLC") for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those associated with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee which is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of a stated benchmark over a specified period of time. Performance-based fees are recorded as a component of revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and Sanford C. Bernstein Limited ("SCBL") for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

   Commissions paid to financial intermediaries in connection with the sale of shares of open-end AllianceBernstein sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AllianceBernstein's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2013 was not impaired.

   AllianceBernstein's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

   Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2013. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AllianceBernstein's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AllianceBernstein's management's best estimate of future cash flows discounted to a present value amount.

   Goodwill and Other Intangible Assets

   Goodwill represents the excess of the purchase price over the fair value of identifiable net assets of acquired companies, and relates principally to the Bernstein Acquisition and purchases of AllianceBernstein units. In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred.

   Intangible assets related to the Bernstein Acquisition and purchases of AllianceBernstein Units include values assigned to contracts of businesses acquired based on their estimated fair value at the time of acquisition, less accumulated amortization. These intangible assets are generally amortized on a straight-line basis over their estimated useful life of approximately 20 years. All intangible assets are periodically reviewed for impairment as events or changes in circumstances indicate that the carrying value may not be recoverable. If the carrying value exceeds fair value, additional impairment tests are performed to measure the amount of the impairment loss, if any.

   Other Accounting Policies

   Capitalized internal-use software, included in Other assets in the consolidated balance sheets, is amortized on a straight-line basis over the estimated useful life of the software that ranges between three and five years. If an impairment is determined to have occurred, software capitalization is accelerated for the remaining balance deemed to be impaired.

   AXA Financial and certain of its consolidated subsidiaries and affiliates, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

3) INVESTMENTS

   Fixed Maturities and Equity Securities

   The following table provides information relating to fixed maturities and equity securities classified as AFS:

                AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                           GROSS      GROSS
                                              AMORTIZED  UNREALIZED UNREALIZED               OTTI
                                                COST       GAINS      LOSSES   FAIR VALUE IN AOCI/(3)/
                                              ---------- ---------- ---------- ---------- -----------
                                                                   (IN MILLIONS)
DECEMBER 31, 2013:
------------------
Fixed Maturity Securities:
  Corporate.................................. $   21,516  $   1,387  $     213  $  22,690    $     --
  U.S. Treasury, government and agency.......      3,584         22        477      3,129          --
  States and political subdivisions..........        444         35          2        477          --
  Foreign governments........................        392         46          5        433          --
  Commercial mortgage-backed.................        971         10        265        716          23
  Residential mortgage-backed/(1)/...........        914         34          1        947          --
  Asset-backed/(2)/..........................        132         11          3        140           4
  Redeemable preferred stock.................        883         55         51        887          --
                                              ----------  ---------  ---------  ---------    --------
   Total Fixed Maturities....................     28,836      1,600      1,017     29,419          27

Equity securities............................         37         --          3         34          --
                                              ----------  ---------  ---------  ---------    --------

Total at December 31, 2013................... $   28,873  $   1,600  $   1,020  $  29,453    $     27
                                              ==========  =========  =========  =========    ========

December 31, 2012:
------------------
Fixed Maturity Securities:
  Corporate.................................. $   20,854  $   2,364  $      20  $  23,198    $     --
  U.S. Treasury, government and agency.......      4,664        517          1      5,180          --
  States and political subdivisions..........        445         85         --        530          --
  Foreign governments........................        454         76         --        530          --
  Commercial mortgage-backed.................      1,175         16        291        900          13
  Residential mortgage-backed/(1)/...........      1,864         85         --      1,949          --
  Asset-backed/(2)/..........................        175         12          5        182           5
  Redeemable preferred stock.................      1,089         60         11      1,138          --
                                              ----------  ---------  ---------  ---------    --------
   Total Fixed Maturities....................     30,720      3,215        328     33,607          18

Equity securities............................         23          1         --         24          --
                                              ----------  ---------  ---------  ---------    --------

Total at December 31, 2012................... $   30,743  $   3,216  $     328  $  33,631    $     18
                                              ==========  =========  =========  =========    ========

  /(1)/Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans. /(3)/Amounts represent OTTI losses in AOCI, which were not included in earnings (loss) in accordance with current accounting guidance.

   At December 31, 2013 and 2012, respectively, the Company had trading fixed maturities with an amortized cost of $243 million and $194 million and carrying values of $238 million and $202 million. Gross unrealized gains on trading fixed maturities were $2 million and $12 million and gross unrealized losses were $7 million and $4 million for 2013 and 2012, respectively.

   The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2013 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                      AVAILABLE-FOR-SALE FIXED MATURITIES
                  CONTRACTUAL MATURITIES AT DECEMBER 31, 2013

                                               Amortized
                                                 Cost     Fair Value
                                              ----------- ----------
                                                  (In Millions)
Due in one year or less...................... $       953  $     969
Due in years two through five................       7,786      8,387
Due in years six through ten.................      10,232     10,561
Due after ten years..........................       6,965      6,812
                                              -----------  ---------
   Subtotal..................................      25,936     26,729
Commercial mortgage-backed securities........         971        716
Residential mortgage-backed securities.......         914        947
Asset-backed securities......................         132        140
                                              -----------  ---------
Total........................................ $    27,953  $  28,532
                                              ===========  =========

   The following table shows proceeds from sales, gross gains (losses) from sales and OTTI for AFS fixed maturities during 2013, 2012 and 2011:

                                                    DECEMBER 31,
                                              ------------------------
                                                2013     2012    2011
                                              --------  ------  ------
                                                    (IN MILLIONS)
Proceeds from sales.......................... $  3,220  $  139  $  340
                                              ========  ======  ======
Gross gains on sales......................... $     71  $   13  $    6
                                              ========  ======  ======
Gross losses on sales........................ $    (88) $  (12) $   (9)
                                              ========  ======  ======
Total OTTI................................... $    (81) $  (96) $  (36)
Non-credit losses recognized in OCI..........       15       2       4
                                              --------  ------  ------
Credit losses recognized in earnings (loss).. $    (66) $  (94) $  (32)
                                              ========  ======  ======

   The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated and the corresponding changes in such amounts.

                  FIXED MATURITIES -- CREDIT LOSS IMPAIRMENTS

                                                                                         2013      2012
                                                                                       --------  --------
                                                                                          (IN MILLIONS)
Balances at January 1,................................................................ $   (372) $   (332)
Previously recognized impairments on securities that matured, paid, prepaid or sold...       67        54
Recognized impairments on securities
  impaired to fair value this period/(1)/.............................................       --        --
Impairments recognized this period on
  securities not previously impaired..................................................      (59)      (62)
Additional impairments this period on
  securities previously impaired......................................................       (6)      (32)
Increases due to passage of time on
  previously recorded credit losses...................................................       --        --
Accretion of previously recognized impairments due to increases in expected cash flows       --        --
                                                                                       --------  --------
Balances at December 31,.............................................................. $   (370) $   (372)
                                                                                       ========  ========

  /(1)/Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

   Net unrealized investment gains (losses) on fixed maturities and equity securities classified as AFS are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                                 DECEMBER 31,
                                              ------------------
                                                2013      2012
                                              -------  ---------
                                                 (IN MILLIONS)
AFS Securities:
  Fixed maturities:
   With OTTI loss............................ $   (28) $     (12)
   All other.................................     610      2,899
  Equity securities..........................      (3)         1
                                              -------  ---------
Net Unrealized Gains (Losses)................ $   579  $   2,888
                                              =======  =========

   Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net earnings (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

      NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                     AOCI GAIN
                                                                                                       (LOSS)
                                              NET UNREALIZED                           DEFERRED      RELATED TO
                                                  GAINS                                 INCOME     NET UNREALIZED
                                               (LOSSES) ON             POLICYHOLDERS   TAX ASSET     INVESTMENT
                                               INVESTMENTS      DAC     LIABILITIES   (LIABILITY)  GAINS (LOSSES)
                                              --------------  -------  -------------  -----------  --------------

                                                                         (IN MILLIONS)
BALANCE, JANUARY 1, 2013.....................   $        (12) $     1    $         4   $        2   $          (5)
Net investment gains (losses) arising during
  the period.................................            (14)      --             --           --             (14)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........             13       --             --           --              13
   Excluded from Net earnings (loss)/(1)/....            (15)      --             --           --             (15)
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................             --        1             --           --               1
   Deferred income taxes.....................             --       --             --            3               3
   Policyholders liabilities.................             --       --              6           --               6
                                                ------------  -------    -----------   ----------   -------------
BALANCE, DECEMBER 31, 2013...................   $        (28) $     2    $        10   $        5   $         (11)
                                                ============  =======    ===========   ==========   =============

BALANCE, JANUARY 1, 2012.....................   $        (47) $     5    $         6   $       12   $         (24)
Net investment gains (losses) arising during
  the period.................................              5       --             --           --               5
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........             32       --             --           --              32
   Excluded from Net earnings (loss)/(1)/....             (2)      --             --           --              (2)
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................             --       (4)            --           --              (4)
   Deferred income taxes.....................             --       --             --          (10)            (10)
   Policyholders liabilities.................             --       --             (2)          --              (2)
                                                ------------  -------    -----------   ----------   -------------
BALANCE, DECEMBER 31, 2012...................   $        (12) $     1    $         4   $        2   $          (5)
                                                ============  =======    ===========   ==========   =============

  /(1)/Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

          ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                                                                       AOCI GAIN
                                                                                                         (LOSS)
                                              NET UNREALIZED                            DEFERRED       RELATED TO
                                                  GAINS                                  INCOME      NET UNREALIZED
                                               (LOSSES) ON              POLICYHOLDERS   TAX ASSET      INVESTMENT
                                               INVESTMENTS       DAC     LIABILITIES   (LIABILITY)   GAINS (LOSSES)
                                              --------------  --------  -------------  -----------  ---------------
                                                                          (IN MILLIONS)
BALANCE, JANUARY 1, 2013.....................   $      2,900  $   (179)    $     (603)   $    (741) $         1,377
Net investment gains (losses) arising during
  the period.................................         (2,370)       --             --           --           (2,370)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........             62        --             --           --               62
   Excluded from Net earnings (loss)/(1)/....             15        --             --           --               15
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................             --        72             --           --               72
   Deferred income taxes.....................             --        --             --          651              651
   Policyholders liabilities.................             --        --            358           --              358
                                                ------------  --------     ----------    ---------  ---------------
BALANCE, DECEMBER 31, 2013...................   $        607  $   (107)    $     (245)   $     (90) $           165
                                                ============  ========     ==========    =========  ===============

BALANCE, JANUARY 1, 2012.....................   $      1,831  $   (207)    $     (385)   $    (433) $           806
Net investment gains (losses) arising during
  the period.................................          1,008        --             --           --            1,008
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........             59        --             --           --               59
   Excluded from Net earnings (loss)/(1)/....              2        --             --           --                2
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................             --        28             --           --               28
   Deferred income taxes.....................             --        --             --         (308)            (308)
   Policyholders liabilities.................             --        --           (218)          --             (218)
                                                ------------  --------     ----------    ---------  ---------------
BALANCE, DECEMBER 31, 2012...................   $      2,900  $   (179)    $     (603)   $    (741) $         1,377
                                                ============  ========     ==========    =========  ===============

  /(1)/Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

   The following tables disclose the fair values and gross unrealized losses of the 747 issues at December 31, 2013 and the 402 issues at December 31, 2012 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                               LESS THAN 12 MONTHS    12 MONTHS OR LONGER           TOTAL
                                              ---------------------  ---------------------  ---------------------
                                                           GROSS                  GROSS                  GROSS
                                                         UNREALIZED             UNREALIZED             UNREALIZED
                                              FAIR VALUE   LOSSES    FAIR VALUE   LOSSES    FAIR VALUE   LOSSES
                                              ---------- ----------  ---------- ----------  ---------- ----------

                                                                         (IN MILLIONS)
DECEMBER 31, 2013:
------------------
Fixed Maturity Securities:
  Corporate..................................   $  4,381    $  (187)   $    248    $   (26)   $  4,629  $    (213)
  U.S. Treasury, government and agency.......      2,645       (477)         --         --       2,645       (477)
  States and political subdivisions..........         36         (2)         --         --          36         (2)
  Foreign governments........................         68         (4)          7         (1)         75         (5)
  Commercial mortgage-backed.................         30         (5)        529       (260)        559       (265)
  Residential mortgage-backed................        260         (1)          1         --         261         (1)
  Asset-backed...............................          2         --          28         (3)         30         (3)
  Redeemable preferred stock.................        232        (49)         79         (2)        311        (51)
                                                --------    -------    --------    -------    --------  ---------

Total........................................   $  7,654    $  (725)   $    892    $  (292)   $  8,546  $  (1,017)
                                                ========    =======    ========    =======    ========  =========

December 31, 2012:
------------------
Fixed Maturity Securities:
  Corporate..................................   $    562    $    (5)   $    208    $   (15)   $    770  $     (20)
  U.S. Treasury, government and agency.......        513         (1)         --         --         513         (1)
  States and political subdivisions..........         20         --          --         --          20         --
  Foreign governments........................          6         --           2         --           8         --
  Commercial mortgage-backed.................          7         (3)        805       (288)        812       (291)
  Residential mortgage-backed................         27         --           1         --          28         --
  Asset-backed...............................          8         --          36         (5)         44         (5)
  Redeemable preferred stock.................        143         (1)        327        (10)        470        (11)
                                                --------    -------    --------    -------    --------  ---------

Total........................................   $  1,286    $   (10)   $  1,379    $  (318)   $  2,665  $    (328)
                                                ========    =======    ========    =======    ========  =========

   The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.3% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2013 and 2012 were $158 million and $138 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2013 and 2012, respectively, approximately $1,913 million and $2,095 million, or 6.6% and 6.8%, of the $28,836 million and $30,720 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $215 million and $224 million at December 31, 2013 and 2012, respectively.

   The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2013 and 2012, respectively, the Company owned $10 million and $17 million in RMBS backed by subprime residential mortgage loans, and $8 million and $11 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

   At December 31, 2013, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $17 million.

   At December 31, 2013 and 2012, respectively, the amortized cost of the Company's trading account securities was $4,225 million and $2,265 million with respective fair values of $4,221 million and $2,309 million. Also at December 31, 2013 and 2012, respectively, Other equity investments included the General Account's investment in Separate Accounts which had carrying values of $192 million and $58 million and costs of $183 million and $57 million as well as other equity securities with carrying values of $34 million and $24 million and costs of $37 million and $23 million.

   In 2013, 2012 and 2011, respectively, net unrealized and realized holding gains (losses) on trading account equity securities, including earnings (losses) on the General Account's investment in Separate Accounts, of $48 million, $69 million and $(42) million, respectively, were included in Net investment income (loss) in the consolidated statements of earnings (loss).

   Mortgage Loans

   The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $135 million and $126 million at December 31, 2013 and 2012, respectively. Gross interest income on these loans included in net investment income (loss) totaled $2 million, $7 million and $7 million in 2013, 2012 and 2011, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $7 million, $8 million and $7 million in 2013, 2012 and 2011, respectively.

   Troubled Debt Restructurings

   In 2011, one of the 2 loans shown in the table below was modified to interest only payments until October 5, 2013. On October 10, 2013, this loan was further modified to interest only payments through June 5, 2014, at which time the loan reverts to its normal amortizing payment. In 2012, the second loan was modified retroactive to the July 1, 2012 payment and was converted to interest only payments through maturity in August 2014. Due to the nature of the modifications, short-term principal amortization relief, the modifications have no financial impact. The fair market value of the underlying real estate collateral is the primary factor in determining the allowance for credit losses and as such, modifications of loan terms typically have no direct impact on the allowance for credit losses.

                  TROUBLED DEBT RESTRUCTURING - MODIFICATIONS
                               DECEMBER 31, 2013

                                              OUTSTANDING RECORDED INVESTMENT
                                     NUMBER  ----------------------------------
                                    OF LOANS PRE-MODIFICATION POST-MODIFICATION
                                    -------- ---------------- -----------------
                                                   (DOLLARS IN MILLIONS)
Commercial mortgage loans..........        2              126               135

   There were no default payments on the above loans during 2013.

   There were no agricultural troubled debt restructuring mortgage loans in 2013.

   Valuation Allowances for Mortgage Loans:

   Allowance for credit losses for mortgage loans for 2013, 2012 and 2011 are as follows:

                                              COMMERCIAL MORTGAGE LOANS
                                              -------------------------
                                                2013     2012     2011
                                              -------  -------  -------
                                                    (IN MILLIONS)
ALLOWANCE FOR CREDIT LOSSES:
Beginning Balance, January 1,................ $    34  $    32  $    18
   Charge-offs...............................      --       --       --
   Recoveries................................      (2)     (24)      (8)
   Provision.................................      10       26       22
                                              -------  -------  -------
Ending Balance, December 31,................. $    42  $    34  $    32
                                              =======  =======  =======

Ending Balance, December 31,:................
   Individually Evaluated for Impairment..... $    42  $    34  $    32
                                              =======  =======  =======

   There were no allowances for credit losses for agricultural mortgage loans in 2013, 2012 and 2011.

   The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value. The following tables provide information relating to the loan-to-value and debt service coverage ratio for commercial and agricultural mortgage loans at December 31, 2013 and 2012, respectively.

       MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2013

                                                         DEBT SERVICE COVERAGE RATIO
                                              --------------------------------------------------
                                                                                           LESS   TOTAL
                                               GREATER  1.8X TO 1.5X TO  1.2X TO  1.0X TO  THAN  MORTGAGE
                                              THAN 2.0X  2.0X    1.8X     1.5X     1.2X    1.0X   LOANS
                                              --------- ------- -------- -------- ------- ------ --------
                                                                     (IN MILLIONS)
LOAN-TO-VALUE RATIO:/(2)/
COMMERCIAL MORTGAGE LOANS/(1)/
  0% - 50%...................................  $    285  $   -- $     -- $     --  $   36 $   -- $    321
  50% - 70%..................................       360     573      671      533     135     --    2,272
  70% - 90%..................................       116      --      313      240     105    219      993
  90% plus...................................       135      --       --       60      27     48      270
                                               --------  ------ -------- --------  ------ ------ --------

Total Commercial Mortgage Loans..............  $    896  $  573 $    984 $    833  $  303 $  267 $  3,856
                                               ========  ====== ======== ========  ====== ====== ========
AGRICULTURAL MORTGAGE LOANS/(1)/
  0% - 50%...................................  $    185  $   82 $    214 $    410  $  208 $   49 $  1,148
  50% - 70%..................................       127      50      193      164     149     39      722
  70% - 90%..................................        --      --       --       --      --     --       --
  90% plus...................................        --      --       --       --      --     --       --
                                               --------  ------ -------- --------  ------ ------ --------

Total Agricultural Mortgage Loans............  $    312  $  132 $    407 $    574  $  357 $   88 $  1,870
                                               ========  ====== ======== ========  ====== ====== ========
TOTAL MORTGAGE LOANS/(1)/
  0% - 50%...................................  $    470  $   82 $    214 $    410  $  244 $   49 $  1,469
  50% - 70%..................................       487     623      864      697     284     39    2,994
  70% - 90%..................................       116      --      313      240     105    219      993
  90% plus...................................       135      --       --       60      27     48      270
                                               ========  ====== ======== ========  ====== ====== ========

Total Mortgage Loans.........................  $  1,208  $  705 $  1,391 $  1,407  $  660 $  355 $  5,726
                                               ========  ====== ======== ========  ====== ====== ========

  /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

                                Mortgage Loans by Loan-to-Value and Debt Service
                                                 Coverage Ratios
                                                December 31, 2012

                                                            Debt Service Coverage Ratio
                                              --------------------------------------------------------
                                                                                                Less     Total
                                               Greater  1.8x to  1.5x to   1.2x to   1.0x to    than    Mortgage
                                              than 2.0x  2.0x     1.8x      1.5x      1.2x      1.0x     Loans
Loan-to-Value Ratio:/(2)/                     --------- -------- -------- ---------- -------- -------- ----------
Commercial Mortgage Loans/(1)/                                           (In Millions)
  0% - 50%...................................  $    269 $     21 $     -- $       -- $     27 $     -- $      317
  50% - 70%..................................       370       75      619        655       --       --      1,719
  70% - 90%..................................        61      102      235        445      131       15        989
  90% plus...................................        --       --       --        156       89      165        410
                                               -------- -------- -------- ---------- -------- -------- ----------

Total Commercial Mortgage Loans..............  $    700 $    198 $    854 $    1,256 $    247 $    180 $    3,435
                                               ======== ======== ======== ========== ======== ======== ==========

Agricultural Mortgage Loans/(1)/
  0% - 50%...................................  $    179 $     84 $    211 $      308 $    177 $     49 $    1,008
  50% - 70%..................................       122       29      136        188      116       50        641
  70% - 90%..................................        --       --       --          1       --        8          9
  90% plus...................................        --       --       --         --       --       --         --
                                               -------- -------- -------- ---------- -------- -------- ----------

Total Agricultural Mortgage Loans............  $    301 $    113 $    347 $      497 $    293 $    107 $    1,658
                                               ======== ======== ======== ========== ======== ======== ==========

Total Mortgage Loans/(1)/
  0% - 50%...................................  $    448 $    105 $    211 $      308 $    204 $     49 $    1,325
  50% - 70%..................................       492      104      755        843      116       50      2,360
  70% - 90%..................................        61      102      235        446      131       23        998
  90% plus...................................        --       --       --        156       89      165        410
                                               -------- -------- -------- ---------- -------- -------- ----------

Total Mortgage Loans.........................  $  1,001 $    311 $  1,201 $    1,753 $    540 $    287 $    5,093
                                               ======== ======== ======== ========== ======== ======== ==========

  /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

   The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2013 and 2012, respectively.

                    AGE ANALYSIS OF PAST DUE MORTGAGE LOANS



                                                                                                      TOTAL
                                               30-59   60-89       90 DAYS                          FINANCING
                                               DAYS    DAYS   OR (GREATER THAN)  TOTAL   CURRENT   RECEIVABLES
                                              ------- ------- ----------------- ------- --------- -------------
                                                                                   (IN MILLIONS)
DECEMBER 31, 2013
-----------------
  Commercial................................. $    -- $    --           $    -- $    -- $   3,856 $       3,856
  Agricultural...............................       5       4                14      23     1,847         1,870
                                              ------- -------           ------- ------- --------- -------------
TOTAL MORTGAGE LOANS......................... $     5 $     4           $    14 $    23 $   5,703 $       5,726
                                              ======= =======           ======= ======= ========= =============

December 31, 2012
-----------------
  Commercial................................. $    -- $    --           $    -- $    -- $   3,435 $       3,435
  Agricultural...............................       6       1                10      17     1,641         1,658
                                              ------- -------           ------- ------- --------- -------------
Total Mortgage Loans......................... $     6 $     1           $    10 $    17 $   5,076 $       5,093
                                              ======= =======           ======= ======= ========= =============

                                                     RECORDED
                                                    INVESTMENT
                                              (GREATER THAN) 90 DAYS
                                                       AND
                                                     ACCRUING
                                              ----------------------

DECEMBER 31, 2013
-----------------
  Commercial.................................              $      --
  Agricultural...............................                     14
                                                           ---------
TOTAL MORTGAGE LOANS.........................              $      14
                                                           =========

December 31, 2012
-----------------
  Commercial.................................              $      --
  Agricultural...............................                      9
                                                           ---------
Total Mortgage Loans.........................              $       9
                                                           =========

   The following table provides information relating to impaired loans at December 31, 2013 and 2012, respectively.

                            IMPAIRED MORTGAGE LOANS

                                                          UNPAID                   AVERAGE       INTEREST
                                               RECORDED  PRINCIPAL    RELATED      RECORDED       INCOME
                                              INVESTMENT  BALANCE    ALLOWANCE  INVESTMENT/(1)/ RECOGNIZED
                                              ---------- ---------- ----------  --------------  ----------
                                                                     (IN MILLIONS)
DECEMBER 31, 2013:
------------------
With no related allowance recorded:
  Commercial mortgage loans -- other......... $       -- $       -- $       --     $        --  $       --
  Agricultural mortgage loans................         --         --         --               1          --
                                              ---------- ---------- ----------     -----------  ----------
TOTAL........................................ $       -- $       -- $       --     $         1  $       --
                                              ========== ========== ==========     ===========  ==========
With related allowance recorded:
  Commercial mortgage loans -- other......... $      135 $      135 $      (42)    $       139  $        2
  Agricultural mortgage loans................         --         --         --              --          --
                                              ---------- ---------- ----------     -----------  ----------
TOTAL........................................ $      135 $      135 $      (42)    $       139  $        2
                                              ========== ========== ==========     ===========  ==========

December 31, 2012:
------------------
With no related allowance recorded:
  Commercial mortgage loans -- other......... $       -- $       -- $       --     $        --  $       --
  Agricultural mortgage loans................          2          2         --               3          --
                                              ---------- ---------- ----------     -----------  ----------
Total........................................ $        2 $        2 $       --     $         3  $       --
                                              ========== ========== ==========     ===========  ==========
With related allowance recorded:
  Commercial mortgage loans -- other......... $      170 $      170 $      (34)    $       178  $       10
  Agricultural mortgage loans................         --         --         --              --          --
                                              ---------- ---------- ----------     -----------  ----------
Total........................................ $      170 $      170 $      (34)    $       178  $       10
                                              ========== ========== ==========     ===========  ==========

  /(1)/Represents a five-quarter average of recorded amortized cost.

   Equity Real Estate

   The Insurance Group's investment in equity real estate is through investments in real estate joint ventures.

   Equity Method Investments

   Included in other equity investments are interests in limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,596 million and $1,520 million, respectively, at December 31, 2013 and 2012. Included in equity real estate are interests in real estate joint ventures accounted for under the equity method with a total carrying value of $3 million and $0 million, respectively, at December 31, 2013 and 2012. The Company's total equity in net earnings (losses) for these real estate joint ventures and limited partnership interests was $206 million, $170 million and $179 million, respectively, for 2013, 2012 and 2011.

   Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10 million or greater and an equity interest of 10.0% or greater (6 and 3 individual ventures at December 31, 2013 and 2012, respectively) and the Company's carrying value and equity in net earnings (loss) for those real estate joint ventures and limited partnership interests:

                                               DECEMBER 31,
                                              ---------------
                                               2013    2012
                                              ------- -------

                                               (IN MILLIONS)

BALANCE SHEETS
Investments in real estate, at depreciated
  cost....................................... $   231 $   233
Investments in securities, generally at fair
  value......................................     482      54
Cash and cash equivalents....................       7       8
Other assets.................................      14      14
                                              ------- -------
Total Assets................................. $   734 $   309
                                              ======= =======

Borrowed funds-third party................... $   159 $   162
Other liabilities............................      10      11
                                              ------- -------
Total liabilities............................     169     173
                                              ------- -------
Partners' capital............................     565     136
                                              ------- -------
Total Liabilities and Partners' Capital...... $   734 $   309
                                              ======= =======

The Company's Carrying Value in These
  Entities Included Above.................... $   216 $    63
                                              ======= =======


                                               2013   2012    2011
                                              ------ ------ --------

                                                  (IN MILLIONS)

STATEMENTS OF EARNINGS (LOSS)
Revenues of real estate joint ventures....... $   25 $   26 $    111
Net revenues of other limited partnership
  interests..................................     11      3        6
Interest expense-third party.................     --     --     (21)
Other expenses...............................   (22)   (19)     (61)
                                              ------ ------ --------
Net Earnings (Loss).......................... $   14 $   10 $     35
                                              ====== ====== ========

The Company's Equity in Net Earnings (Loss)
  of These Entities Included Above........... $    9 $   18 $     20
                                              ====== ====== ========

   Derivatives and Offsetting Assets and Liabilities

   The Company uses derivatives for asset/liability risk management primarily to reduce exposures to equity market and interest rate risks. Derivative hedging strategies are designed to reduce these risks from an economic perspective and are all executed within the framework of a "Derivative Use Plan" approved by the NYSDFS. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, market volatility and interest rates. A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets.

   Derivatives utilized to hedge exposure to Variable Annuities with Guarantee Features

   The Company has issued and continues to offer certain variable annuity products with GMDB, GMIB and GIB features. The Company had previously issued certain variable annuity products with guaranteed withdrawal benefit for life ("GWBL"), guaranteed minimum withdrawal benefit ("GMWB") and guaranteed minimum accumulation benefit ("GMAB") features (collectively, "GWBL and other features"). The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders' account balances would support. The risk associated with the GMIB feature is that under-performance of the financial markets could result in the present value of GMIB benefits, in the event of annuitization, being higher than what accumulated policyholders' account balances would support, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. The risk associated with the GIB and GWBL and other features is that under-performance of the financial markets could result in the GIB and GWBL and other features' benefits being higher than what accumulated policyholders' account balances would support.

   For GMDB, GMIB, GIB and GWBL and other features, the Company retains certain risks including basis, credit spread and some volatility risk and risk associated with actual versus expected assumptions for mortality, lapse and surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB, GMIB, GIB and GWBL and other features that result from financial markets movements. A portion of exposure to realized equity volatility is hedged using equity options and variance swaps. The Company has purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

   At the end of 2012, AXA Equitable adjusted its outlook for future interest rate scenarios for some variable annuities with hedged GMDB and GMIB guarantees, as measured under AXA Equitable's economic hedging framework, leading to a reduction in AXA Equitable's estimate of its interest rate exposure. The reduced interest rate exposure led to AXA Equitable reducing the size of its interest rate hedges, as well as a change to the maturity profile of the hedge instruments. In addition, AXA Equitable began to fully unwind its swap and swaption positions hedging exposure to interest rate volatility completing a full unwind of the related GMDB and GMIB position in the first quarter 2013, and completing the full unwind of swaps and swaptions in the second quarter 2013.

   The Company periodically, including during 2013, has had in place a hedge program to partially protect against declining interest rates with respect to a part of its projected variable annuity sales.

   Derivatives utilized to hedge crediting exposure on SCS, SIO, MSO and IUL products/investment options

   The Company also uses equity index options on the S&P 500, Russell 2000, Morgan Stanley Capital International ("MSCI"), Europe, Australasia and Far East ("EAFE"), MSCI Emerging Markets ("EM") and NASDAQ indices as well as options on Gold, Oil and a Real Estate index for the purpose of hedging crediting rate exposure in its Structured Capital Strategies(R) ("SCS") variable annuity, Structured Investment Option in the EQUI-VEST(R) variable annuity series ("SIO"), Market Stabilizer Option(R) ("MSO") in the variable life insurance products and Indexed Universal Life ("IUL") insurance products. This involves entering into a package of calls and/or put options whose payoff mimics the crediting rate embedded in individual segments of the products. For the SCS variable annuity product, a portion of the exposure is hedged using asset swaps.

   Derivatives utilized to hedge risks associated with interest margins on Interest Sensitive Life and Annuity Contracts

   Margins or "spreads" on interest-sensitive life insurance and annuity contracts are affected by interest rate fluctuations as the yield on portfolio investments, primarily fixed maturities, are intended to support required payments under these contracts, including interest rates credited to their policy and contract holders. The Company uses swaptions and swaps to reduce the risk associated with interest margins on these interest-sensitive contracts. At December 31, 2013, there were no positions outstanding for these programs.

   Derivatives utilized to hedge equity market risks associated with the General Account's investments in Separate Accounts

   The Company's General Account investment in Separate Account equity funds exposes the Company to equity market risk which is partially hedged through equity-index futures contracts to minimize such risk.

   Derivatives utilized for General Account Investment Portfolio

   Beginning in the second quarter 2013, the Company implemented a strategy in its General Account investment portfolio to replicate the credit exposure of fixed maturity securities otherwise permissible under its investment guidelines through the sale of credit default swaps. Under the terms of these swaps, the Company receives quarterly fixed premiums that, together with any initial amount paid or received at trade inception, replicate the credit spread otherwise currently obtainable by purchasing the referenced entity's bonds of similar maturity. These credit derivatives have remaining terms of five years or less and are recorded at fair value with changes in fair value, including the yield component that emerges from initial amounts paid or received, reported in Net investment income (loss). The Company manages its credit exposure taking into consideration both cash and derivatives based positions and selects the reference entities in its replicated credit exposures in a manner consistent with its selection of fixed maturities. In addition, the Company has transacted the sale of credit default swaps exclusively in single name reference entities of investment grade credit quality and with counterparties subject to collateral posting requirements. If there is an event of default by the reference entity or other such credit event as defined under the terms of the swap contract, the Company is obligated to perform under the credit derivative and, at the counterparty's option, either pay the referenced amount of the contract less an auction-determined recovery amount or pay the referenced amount of the contract and receive in return the defaulted or similar security of the reference entity for recovery by sale at the contract settlement auction. To date, there have been no events of default or circumstances indicative of a deterioration in the credit quality of the named referenced entities to require or suggest that the Company will have to perform under these credit default swaps. The maximum potential amount of future payments the Company could be required to make under these credit derivatives is limited to the par value of the referenced securities which is the dollar-equivalent of the derivative notional amount. The Standard North American CDS Contract ("SNAC") under which the Company executes these CDS sales transactions does not contain recourse provisions for recovery of amounts paid under the credit derivative.

   Periodically the Company purchases 30-year, Treasury Inflation Protected Securities ("TIPS") as General Account investments, and simultaneously enters into asset swap contracts ("ASW"), to result in payment of the variable principal at maturity and semi-annual coupons of the TIPS to the swap counterparty (pay variable) in return for fixed amounts (receive fixed). These swap contracts, when considered in combination with the TIPS, together result in a net position that is intended to replicate a fixed-coupon cash bond with a yield higher than a term-equivalent US Treasury bond.

   The tables below present quantitative disclosures about the Company's derivative instruments, including those embedded in other contracts required to be accounted for as derivative instruments.

                      DERIVATIVE INSTRUMENTS BY CATEGORY
                  AT OR FOR THE YEAR ENDED DECEMBER 31, 2013

                                                              FAIR VALUE
                                                        -----------------------
                                                                                GAINS (LOSSES)
                                              NOTIONAL     ASSET     LIABILITY    REPORTED IN
                                               AMOUNT   DERIVATIVES DERIVATIVES EARNINGS (LOSS)
                                              --------- ----------- ----------- ---------------
                                                                (IN MILLIONS)
FREESTANDING DERIVATIVES:
Equity contracts:/(1)/
  Futures.................................... $   4,935  $       --  $        3   $      (1,434)
  Swaps......................................     1,293          --          51            (316)
  Options....................................     7,506       1,056         593             366

Interest rate contracts:/(1)/
  Floors.....................................     2,400         193          --              (5)
  Swaps......................................     9,823         216         212          (1,010)
  Futures....................................    10,763          --          --            (314)
  Swaptions..................................        --          --          --            (154)

Credit contracts:/(1)/
  Credit default swaps.......................       342          10           1               4

Other freestanding contracts:/(1)/
  Foreign currency Contracts.................       112           1           1              (3)
                                                                                  -------------
   NET INVESTMENT INCOME (LOSS)..............                                            (2,866)
                                                                                  -------------

EMBEDDED DERIVATIVES:
GMIB reinsurance contracts...................        --       6,746          --          (4,297)
GIB and GWBL and other features/(2)/.........        --          --          --             265
SCS, SIO, MSO and IUL indexed features/(3)/..        --          --         346            (429)
                                              ---------  ----------  ----------   -------------

Balances, December 31, 2013.................. $  37,174  $    8,222  $    1,207   $      (7,327)
                                              =========  ==========  ==========   =============

  /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Future policy benefits and other policyholders' liabilities in the consolidated balance sheets.
  /(3)/SCS and SIO are reported in Policyholders' account balances; MSO and IUL are reported in Future policyholders' benefits and other policyholders' liabilities in the consolidated balance sheets.

                      Derivative Instruments by Category
                  At or For the Year Ended December 31, 2012

                                                             Fair Value
                                                       -----------------------
                                                                               Gains (Losses)
                                              Notional    Asset     Liability    Reported In
                                               Amount  Derivatives Derivatives Earnings (Loss)
                                              -------- ----------- ----------- ---------------
                                                                (In Millions)
Freestanding derivatives:....................
Equity contracts:/(1)/
  Futures.................................... $  6,189  $       --   $       2   $      (1,058)
  Swaps......................................      965           2          56            (320)
  Options....................................    3,492         443         219              66

Interest rate contracts:/(1)/
  Floors.....................................    2,700         291          --              68
  Swaps......................................   18,239         554         353             402
  Futures....................................   14,033          --          --              84
  Swaptions..................................    7,608         502          --            (220)

Other freestanding contracts:/(1)/
  Foreign currency contracts.................       81           1          --              --
                                                                                 -------------
   Net investment income (loss)..............                                             (978)
                                                                                 -------------

Embedded derivatives:
GMIB reinsurance contracts...................       --      11,044          --             497
GIB and GWBL and other features/(2)/.........       --          --         265              26
                                              --------  ----------   ---------   -------------

Balances, December 31, 2012.................. $ 53,307  $   12,837   $     895   $        (455)
                                              ========  ==========   =========   =============

  /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Future policy benefits and other policyholders' liabilities in the consolidated balance sheets.

   At December 31, 2013, the Company had open exchange-traded futures positions on the S&P 500, Russell 2000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $194 million. At December 31, 2013, the Company had exchange-traded futures positions on the 2-year, 5-year and 10-year U.S. Treasury Notes on U.S. Treasury bonds and ultra-long bonds, and on Eurodollars futures, having initial margin requirements of $58 million. At that same date, the Company had open exchange-traded future positions on the Euro Stoxx, FTSE 100, Topix and European, Australasia, and Far East ("EAFE") indices as well as corresponding currency futures on the Euro/U.S. dollar, Pound/U.S. dollar, and Yen/U.S. dollar having initial margin requirements of $6 million. All outstanding equity-based and treasury futures contracts at December 31, 2013 are exchange-traded and net settled daily in cash. Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. A derivative with positive fair value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed at the reporting date. Alternatively, a derivative contract with negative fair value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed at the reporting date. To reduce credit exposures in over-the-counter ("OTC") derivative transactions the Company generally enters into master agreements that provide for a netting of financial exposures with the counterparty and allow for collateral arrangements. The Company further controls and minimizes its counterparty exposure through a credit appraisal and approval process.

   The standardized "ISDA Master Agreement" under which the Company conducts its OTC derivative transactions includes provisions for payment netting. In the normal course of business activities, if there is more than one derivative transaction with a single counterparty, the Company will set-off the cash flows of those derivatives into a single amount to be exchanged in settlement of the resulting net payable or receivable with that counterparty. In the event of default, insolvency, or other similar event pre-defined under the ISDA Master Agreement that would result in termination of OTC derivatives transactions before their maturity, netting procedures would be applied to calculate a single net payable or receivable with the counterparty.

   Under the ISDA Master Agreement, the Company generally has executed a Credit Support Annex ("CSA") with each of its OTC derivative counterparties that require both posting and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities or those issued by government agencies. These CSAs are bilateral agreements that require collateral postings by the party "out-of-the-money" or in a net derivative liability position. Various thresholds for the amount and timing of collateralization of net liability positions are applicable. Consequently, the credit exposure of the Company's OTC derivative contracts is limited to the net positive estimated fair value of those contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to CSAs. Derivatives are recognized at fair value in the consolidated balance sheets and are reported either as assets in Other invested assets or as liabilities in Other liabilities, except for embedded insurance-related derivatives as earlier described above and derivatives transacted with a related counterparty. The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed.

   At December 31, 2013 and 2012, respectively, the Company held $607 million and $1,165 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the consolidated balance sheets. The aggregate fair value of all collateralized derivative transactions that were in a liability position at December 31, 2013 and 2012, respectively, were $42 million and $5 million, for which the Company posted collateral of $35 million and $5 million at December 31, 2013 and 2012, respectively, in the normal operation of its collateral arrangements. Certain of the Company's ISDA Master Agreements contain contingent provisions that permit the counterparty to terminate the ISDA Master Agreement if the Company's credit rating falls below a specified threshold, however, the occurrence of such credit event would not impose additional collateral requirements.

   On June 10, 2013, new derivative regulations under Title VII of the Dodd-Frank Wall Street Reform and Consumer Protection Act went into effect, requiring financial entities, including U.S. life insurers, to clear newly executed OTC interest rate swaps with central clearing houses, and to post larger sums of higher quality collateral, among other provisions. Counterparties subject to these new regulations are required to post initial margin to the clearing house as well as variation margin to cover any daily negative mark-to-market movements in the value of newly executed OTC interest rate swap contracts. Centrally cleared OTC interest rate swap contracts, protected by initial margin requirements and higher quality collateral-eligible assets, are expected to reduce the risk of loss in the event of counterparty default. The Company has counterparty exposure to the clearing house and its clearing broker for futures and OTC derivative contracts. Since the introduction of these new derivative regulations, there have been no significant impacts from the Company's compliance as existing derivative positions are grandfathered. Similarly, the Company does not expect the new regulations to materially increase the amount or change the quality of collateral that otherwise would have been imposed directly with its counterparties under CSAs.

   The following table presents information about the Insurance Segment's offsetting of financial assets and liabilities and derivative instruments at December 31, 2013.

   OFFSETTING OF FINANCIAL ASSETS AND LIABILITIES AND DERIVATIVE INSTRUMENTS
                             AT DECEMBER 31, 2013

                                                               GROSS
                                                 GROSS        AMOUNTS       NET AMOUNTS
                                                AMOUNTS    OFFSET IN THE  PRESENTED IN THE
                                               RECOGNIZED  BALANCE SHEETS  BALANCE SHEETS
                                              ------------ -------------- ----------------

                                                             (IN MILLIONS)
ASSETS/(1)/
DESCRIPTION
Derivatives:
Equity contracts............................. $      1,056   $        642   $          414
Interest rate contracts......................          344            211              133
Credit contracts.............................            9             --                9
                                              ------------   ------------   --------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................        1,409            853              556
Total Derivatives, not subject to an ISDA
  Master Agreement...........................           64             --               64
                                              ------------   ------------   --------------
  Total Derivatives..........................        1,473            853              620
Other financial instruments..................          733             --              733
                                              ------------   ------------   --------------
  Other invested assets...................... $      2,206   $        853   $        1,353
                                              ============   ============   ==============

LIABILITIES/(2)/
DESCRIPTION
Derivatives:
Equity contracts............................. $        642   $        642   $           --
Interest rate contracts......................          211            211               --
Credit contracts.............................           --             --               --
                                              ------------   ------------   --------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................          853            853               --
Total Derivatives, not subject to an ISDA
  Master Agreement...........................           --             --               --
                                              ------------   ------------   --------------
  Total Derivatives..........................          853            853               --
Other financial liabilities..................        2,653             --            2,653
                                              ------------   ------------   --------------
  Other liabilities.......................... $      3,506   $        853   $        2,653
                                              ============   ============   ==============

  /(1)/Excludes Investment Management segment's $3 million net derivative assets and $84 million of securities borrowed.
  /(2)/Excludes Investment Management segment's $8 million net derivative liability and $65 million of securities loaned.

   The following table presents information about the Insurance segment's gross collateral amounts that are not offset in the consolidated balance sheets at December 31, 2013.

    GROSS COLLATERAL AMOUNTS NOT OFFSET IN THE CONSOLIDATED BALANCE SHEETS
                             AT DECEMBER 31, 2013

                                                                  COLLATERAL (RECEIVED)/HELD
                                                NET AMOUNTS     -----------------------------
                                              PRESENTED IN THE    FINANCIAL                         NET
                                               BALANCE SHEETS    INSTRUMENTS        CASH          AMOUNTS
                                              ----------------  -------------  --------------  -------------

                                                                      (IN MILLIONS)

Counterparty A...............................    $          46  $          --  $          (46) $          --
Counterparty B...............................               17             --             (17)            --
Counterparty C...............................               28             --             (28)            --
Counterparty D...............................              175             --            (175)            --
Counterparty E...............................               47             --             (47)            --
Counterparty F...............................              (28)            --              28             --
Counterparty G...............................              134           (134)             --             --
Counterparty H...............................                4             --              (4)            --
Counterparty I...............................               (2)            --               2             --
Counterparty J...............................              (12)            --              12             --
Counterparty K...............................               41             --             (38)             3
Counterparty L...............................               72             --             (69)             3
Counterparty M...............................               30             --             (30)            --
Counterparty N...............................               64             --              --             64
Counterparty Q...............................                4             --              (4)            --
                                                 -------------  -------------  --------------  -------------
  Total Derivatives..........................    $         620  $        (134) $         (416) $          70
Other financial instruments..................              733             --              --            733
                                                 -------------  -------------  --------------  -------------
  Other invested assets......................    $       1,353  $        (134) $         (416) $         803
                                                 =============  =============  ==============  =============

   The following table presents information about the Insurance segment's offsetting of financial assets and liabilities and derivative instruments at December 31, 2012.

   Offsetting of Financial Assets and Liabilities and Derivative Instruments
                             At December 31, 2012

                                                              Gross
                                                Gross        Amounts       Net Amounts
                                               Amounts    Offset in the  Presented in the
                                              Recognized  Balance Sheets  Balance Sheets
                                              ----------- -------------- ----------------
                                                             (In Millions)
ASSETS/(1)/
Description
Derivatives:
Equity contracts............................. $       444 $          272  $           172
Interest rate contracts......................       1,251            351              900
                                              ----------- --------------  ---------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................       1,695            623            1,072
Total Derivatives, not subject to an ISDA
  Master Agreement...........................          96             --               96
                                              ----------- --------------  ---------------
  Total Derivatives..........................       1,791            623            1,168
Other financial instruments..................         660             --              660
                                              ----------- --------------  ---------------
  Other invested assets...................... $     2,451 $          623  $         1,828
                                              =========== ==============  ===============

LIABILITIES/(2)/.............................
Description
Derivatives:
Equity contracts............................. $       272 $          272  $            --
Interest rate contracts......................         351            351               --
                                              ----------- --------------  ---------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................         623            623               --
Total Derivatives, not subject to an ISDA
  Master Agreement...........................          --             --               --
                                              ----------- --------------  ---------------
  Total Derivatives..........................         623            623               --
Other financial liabilities..................       3,503             --            3,503
                                              ----------- --------------  ---------------
  Other liabilities.......................... $     4,126 $          623  $         3,503
                                              =========== ==============  ===============

  /(1)/Excludes Investment Management segment's $2 million net derivative assets and $106 million of securities borrowed.
  /(2)/Excludes Investment Management segment's $7 million net derivative liability and $13 million of securities loaned.

   The following table presents information about the Insurance segment's gross collateral amounts that are not offset in the consolidated balance sheets at December 31, 2012.

    Gross Collateral Amounts Not Offset in the Consolidated Balance Sheets
                             At December 31, 2012

                                                                Collateral (Received)/Held
                                                Net Amounts     -------------------------
                                              Presented in the    Financial                  Net
                                               Balance Sheets    Instruments      Cash     Amounts
                                              ----------------  ------------    -------    --------
                                                                (In Millions)
Counterparty A............................... $             30  $         --    $   (30)   $     --
Counterparty B...............................               32            --        (29)          3
Counterparty C...............................               55            --        (55)         --
Counterparty D...............................              310            --       (310)         --
Counterparty E...............................               38            --        (38)         --
Counterparty F...............................              326            --       (326)         --
Counterparty G...............................               55            --        (55)         --
Counterparty H...............................               (5)           --          5          --
Counterparty I...............................               98            --        (98)         --
Counterparty J...............................               19            --        (19)         --
Counterparty K...............................               15            --         (3)         12
Counterparty L...............................               48           (46)        --           2
Counterparty M...............................               51            --        (51)         --
Counterparty N...............................               96            --         --          96
                                              ----------------    ------------    -------  --------
  Total Derivatives.......................... $          1,168  $        (46)   $(1,009)   $    113
Other financial instruments..................              660            --         --         660
                                              ----------------    ------------    -------  --------
  Other invested assets...................... $          1,828  $        (46)   $(1,009)   $    773
                                              ================    ============    =======  ========

   Net Investment Income (Loss)

   The following table breaks out Net investment income (loss) by asset category:

                                                2013     2012      2011
                                              -------  --------  --------

                                                     (IN MILLIONS)

Fixed maturities............................. $ 1,462  $  1,529  $  1,555
Mortgage loans on real estate................     284       264       241
Equity real estate...........................       1        14        19
Other equity investments.....................     234       189       116
Policy loans.................................     219       226       229
Short-term investments.......................       1        15         5
Derivative investments.......................  (2,866)     (978)    2,374
Broker-dealer related receivables............      14        14        13
Trading securities...........................      48        85       (29)
Other investment income......................      34        33        37
                                              -------  --------  --------
  Gross investment income (loss).............    (569)    1,391     4,560
Investment expenses..........................     (57)      (50)      (55)
Interest expense.............................      (3)       (3)       (3)
                                              -------  --------  --------
Net Investment Income (Loss)................. $  (629) $  1,338  $  4,502
                                              =======  ========  ========

   For 2013, 2012 and 2011, respectively, Net investment income (loss) from derivatives included $(2,829) million, $(232) million and $1,303 million of realized gains (losses) on contracts closed during those periods and $(37) million, $(746) million and $1,071 million of unrealized gains (losses) on derivative positions at each respective year end.

   Investment Gains (Losses), Net

   Investment gains (losses), net including changes in the valuation allowances and OTTI are as follows:

                                               2013    2012    2011
                                              ------  ------  ------
                                                   (IN MILLIONS)

Fixed maturities............................. $  (75) $  (89) $  (29)
Mortgage loans on real estate................     (7)     (7)    (14)
Other equity investments.....................    (17)    (13)     (4)
Other........................................     --      12      --
                                              ------  ------  ------
Investment Gains (Losses), Net............... $  (99) $  (97) $  (47)
                                              ======  ======  ======

   For 2013, 2012 and 2011, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $8 million, $6 million and $10 million.

4) GOODWILL AND OTHER INTANGIBLE ASSETS

   The carrying value of goodwill related to AllianceBernstein totaled $3,504 million and $3,472 million at December 31, 2013 and 2012, respectively. The Company annually tests this goodwill for recoverability at December 31, first by comparing the fair value of its investment in AllianceBernstein, the reporting unit, to its carrying value and further by measuring the amount of impairment loss only if the result indicates a potential impairment. The Company also assesses this goodwill for recoverability at each interim reporting period in consideration of facts and circumstances that may indicate a shortfall of the fair value of its investment in AllianceBernstein as compared to its carrying value and thereby require re-performance of its annual impairment testing.

   The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its investment in AllianceBernstein for purpose of goodwill impairment testing. The cash flows used in this technique are sourced from AllianceBernstein's current business plan and projected thereafter over the estimated life of the goodwill asset by applying an annual growth rate assumption. The present value amount that results from discounting these expected cash flows is then adjusted to reflect the noncontrolling interest in AllianceBernstein as well as taxes incurred at the Company level in order to determine the fair value of its investment in AllianceBernstein. At December 31, 2013 and 2012, the Company determined that goodwill was not impaired as the fair value of its investment in AllianceBernstein exceeded its carrying value at each respective date. Similarly, no impairments resulted from the Company's interim assessments of goodwill recoverability during the periods then ended.

   The gross carrying amount of AllianceBernstein related intangible assets was $583 million and $561 million at December 31, 2013 and 2012, respectively and the accumulated amortization of these intangible assets was $384 million and $360 million at December 31, 2013 and 2012, respectively. Amortization expense related to the AllianceBernstein intangible assets totaled $24 million, $24 million and $23 million for 2013, 2012 and 2011, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $25 million.

   At December 31, 2013 and 2012, respectively, net deferred sales commissions totaled $71 million and $95 million and are included within the Investment Management segment's Other assets. The estimated amortization expense of deferred sales commissions, based on the December 31, 2013 net asset balance for each of the next five years is $29 million, $20 million, $15 million, $5 million and $0 million. AllianceBernstein tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2013, AllianceBernstein determined that the deferred sales commission asset was not impaired.

   On December 12, 2013, AllianceBernstein acquired W.P. Stewart & Co., Ltd. ("WPS"), an equity investment manager that, as of December 31, 2013, managed approximately $2,000 million in U.S., Global and EAFE concentrated growth equity strategies for clients, primarily in the U.S. and Europe. On the acquisition date, AllianceBernstein made a cash payment of $12 per share for the approximate 4.9 million WPS shares outstanding and issued to WPS shareholders transferable Contingent Value Rights ("CVRs") entitling the holders to an additional $4 per share if the assets under management in the acquired WPS investment services reach $5 billion on or before the third anniversary of the acquisition date. The excess of the purchase price over the fair value of identifiable assets acquired resulted in the recognition of $32 million of goodwill. AllianceBernstein also recorded $8 million of indefinite-lived intangible assets relating to the acquired fund's investment contracts and $14 million of definite-lived intangible assets relating to separately managed account relationships. As of the acquisition date, AllianceBernstein recorded a contingent consideration payable of $17 million in regard to the CVRs.

   Capitalized Software

   Capitalized software, net of accumulated amortization, amounted to $163 million and $237 million at December 31, 2013 and 2012, respectively. Amortization of capitalized software in 2013 was $119 million including $45 million of accelerated amortization and in 2012 and 2011 amortization of capitalized software was $77 million and $81 million respectively.

5) CLOSED BLOCK

   Summarized financial information for the AXA Equitable Closed Block is as follows:

                                                    DECEMBER 31,
                                              -------------------------
                                                  2013         2012
                                              ------------ ------------
                                                    (IN MILLIONS)
CLOSED BLOCK LIABILITIES:
Future policy benefits, policyholders'
  account balances and other................. $      7,716 $      7,942
Policyholder dividend obligation.............          128          373
Other liabilities............................          144          192
                                              ------------ ------------
Total Closed Block liabilities...............        7,988        8,507
                                              ------------ ------------

ASSETS DESIGNATED TO THE CLOSED BLOCK:
Fixed maturities, available for sale, at
  fair value (amortized cost of $4,987 and
  $5,245)....................................        5,232        5,741
Mortgage loans on real estate................        1,343        1,255
Policy loans.................................          949        1,026
Cash and other invested assets...............           48           30
Other assets.................................          186          204
                                              ------------ ------------
Total assets designated to the Closed Block..        7,758        8,256
                                              ------------ ------------
Excess of Closed Block liabilities over
  assets designated to the Closed Block......          230          251
Amounts included in accumulated other
  comprehensive income (loss):
  Net unrealized investment gains (losses),
   net of deferred income tax (expense)
   benefit of $(45) and $(47) and
   policyholder dividend obligation of
   $(128) and $(373).........................           83           87
                                              ------------ ------------
Maximum Future Earnings To Be Recognized
  From Closed Block Assets and Liabilities... $        313 $        338
                                              ============ ============

   AXA Equitable's Closed Block revenues and expenses follow:

                                                 2013        2012        2011
                                              ----------  ----------  ----------
                                                         (IN MILLIONS)
REVENUES:
Premiums and other income.................... $      286  $      316  $      354
Investment income (loss).....................        402         420         438
Net investment gains (losses)................        (11)         (9)        (10)
                                              ----------  ----------  ----------
Total revenues...............................        677         727         782
                                              ----------  ----------  ----------

BENEFITS AND OTHER DEDUCTIONS:
Policyholders' benefits and dividends........        637         724         757
Other operating costs and expenses...........          1          --           2
                                              ----------  ----------  ----------
Total benefits and other deductions..........        638         724         759
                                              ----------  ----------  ----------
Net revenues, before income taxes............         39           3          23
Income tax (expense) benefit.................        (14)         (1)         (8)
                                              ----------  ----------  ----------
Net Revenues (Losses)........................ $       25  $        2  $       15
                                              ==========  ==========  ==========

   A reconciliation of AXA Equitable's policyholder dividend obligation follows:

                                                DECEMBER 31,
                                              ----------------
                                                2013     2012
                                              --------  ------
                                               (IN MILLIONS)

Balances, beginning of year.................. $    373  $  260
Unrealized investment gains (losses).........     (245)    113
                                              --------  ------
Balances, End of year........................ $    128  $  373
                                              ========  ======

6) CONTRACTHOLDER BONUS INTEREST CREDITS

   Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                                 DECEMBER 31,
                                              ------------------
                                                2013      2012
                                              --------  --------
                                                 (IN MILLIONS)

Balance, beginning of year................... $    621  $    718
Contractholder bonus interest credits
  deferred...................................       18        30
Amortization charged to income...............     (121)     (127)
                                              --------  --------
Balance, End of Year......................... $    518  $    621
                                              ========  ========

7) FAIR VALUE DISCLOSURES

   Assets and liabilities measured at fair value on a recurring basis are summarized below. Fair value measurements also are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an OTTI or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. At December 31, 2013 and 2012, no assets were required to be measured at fair value on a non-recurring basis.

                 FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2013

                                                 LEVEL 1    LEVEL 2   LEVEL 3     TOTAL
                                               ----------  ---------  -------- ----------
                                                              (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities, available-for-sale:
   Corporate.................................. $       --  $  22,400  $    291 $   22,691
   U.S. Treasury, government and agency.......         --      3,129        --      3,129
   States and political subdivisions..........         --        431        46        477
   Foreign governments........................         --        433        --        433
   Commercial mortgage-backed.................         --         16       700        716
   Residential mortgage-backed/(1)/...........         --        943         4        947
   Asset-backed/(2)/..........................         --         56        83        139
   Redeemable preferred stock.................        216        656        15        887
                                               ----------  ---------  -------- ----------
     Subtotal.................................        216     28,064     1,139     29,419
                                               ----------  ---------  -------- ----------
  Other equity investments....................        233          9        52        294
  Trading securities..........................        529      3,692        --      4,221
  Other invested assets:
   Short-term investments.....................         --         99        --         99
   Swaps......................................         --        (45)       --        (45)
   Credit Default Swaps.......................         --          9        --          9
   Futures....................................         (2)        --        --         (2)
   Options....................................         --        463        --        463
   Floors.....................................         --        193        --        193
   Swaptions..................................         --         --        --         --
                                               ----------  ---------  -------- ----------
     Subtotal.................................         (2)       719        --        717
                                               ----------  ---------  -------- ----------
Cash equivalents..............................      1,310         --        --      1,310
Segregated securities.........................         --        981        --        981
GMIB reinsurance contracts....................         --         --     6,747      6,747
Separate Accounts' assets.....................    105,579      2,948       237    108,764
                                               ----------  ---------  -------- ----------
   Total Assets............................... $  107,865  $  36,413  $  8,175 $  152,453
                                               ==========  =========  ======== ==========

LIABILITIES
GWBL and other features' liability............ $       --  $      --  $     -- $       --
SCS, SIO, MSO and IUL indexed features'
  liability...................................         --        346        --        346
                                               ----------  ---------  -------- ----------
   Total Liabilities.......................... $       --  $     346  $     -- $      346
                                               ==========  =========  ======== ==========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                 Fair Value Measurements at December 31, 2012

                                                 Level 1    Level 2   Level 3     Total
                                               ----------  --------- --------- ----------
                                                              (In Millions)
ASSETS
Investments:
  Fixed maturities, available-for-sale:
   Corporate.................................. $        6  $  22,837 $     355 $   23,198
   U.S. Treasury, government and agency.......         --      5,180        --      5,180
   States and political subdivisions..........         --        480        50        530
   Foreign governments........................         --        511        19        530
   Commercial mortgage-backed.................         --         --       900        900
   Residential mortgage-backed/(1)/...........         --      1,940         9      1,949
   Asset-backed/(2)/..........................         --         69       113        182
   Redeemable preferred stock.................        242        881        15      1,138
                                               ----------  --------- --------- ----------
     Subtotal.................................        248     31,898     1,461     33,607
                                               ----------  --------- --------- ----------
  Other equity investments....................         78         --        77        155
  Trading securities..........................        446      1,863        --      2,309
  Other invested assets:
   Short-term investments.....................         --         98        --         98
   Swaps......................................         --        148        --        148
   Futures....................................         (2)        --        --         (2)
   Options....................................         --        224        --        224
   Floors.....................................         --        291        --        291
   Swaptions..................................         --        502        --        502
                                               ----------  --------- --------- ----------
     Subtotal.................................         (2)     1,263        --      1,261
                                               ----------  --------- --------- ----------
Cash equivalents..............................      2,289         --        --      2,289
Segregated securities.........................         --      1,551        --      1,551
GMIB reinsurance contracts....................         --         --    11,044     11,044
Separate Accounts' assets.....................     90,751      2,775       224     93,750
                                               ----------  --------- --------- ----------
   Total Assets............................... $   93,810  $  39,350 $  12,806 $  145,966
                                               ==========  ========= ========= ==========

LIABILITIES
GWBL and other features' liability............ $       --  $      -- $     265 $      265
                                               ----------  --------- --------- ----------
   Total Liabilities.......................... $       --  $      -- $     265 $      265
                                               ==========  ========= ========= ==========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

   At December 31, 2013 and 2012, respectively, the fair value of public fixed maturities is approximately $21,671 million and $25,591 million or approximately 15.0% and 19.2% of the Company's total assets measured at fair value on a recurring basis (excluding GMIB reinsurance contracts and segregated securities measured at fair value on a recurring basis). The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent valuation service providers and for which the Company maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. Although each security generally is priced by multiple independent valuation service providers, the Company ultimately uses the price received from the independent valuation service provider highest in the vendor hierarchy based on the respective asset type, with limited exception. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades. Consistent with the fair value hierarchy, public fixed maturity securities validated in this manner generally are reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If, as a result, it is determined that the independent valuation service provider is able to reprice the security in a manner agreed as more consistent with current market observations, the security remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which the Company's own assumptions about market-participant inputs would be used in pricing the security.

   At December 31, 2013 and 2012, respectively, the fair value of private fixed maturities is approximately $7,748 million and $8,016 million or approximately 5.4% and 6.0% of the Company's total assets measured at fair value on a recurring basis. The fair values of the Company's private fixed maturities, which primarily are comprised of investments in private placement securities generally are determined using a discounted cash flow model. In certain cases, these models use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the fair value measurement of a security, a Level 3 classification generally is made.

   As disclosed in Note 3, at December 31, 2013 and 2012, respectively, the net fair value of freestanding derivative positions is approximately $617 million and $1,163 million or approximately 86.1% and 92.2% of Other invested assets measured at fair value on a recurring basis. The fair values of the Company's derivative positions are generally based on prices obtained either from independent valuation service providers or derived by applying market inputs from recognized vendors into industry standard pricing models. The majority of these derivative contracts are traded in the Over-The-Counter ("OTC") derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves, including overnight index swap ("OIS") curves, and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If as a result it is determined that the independent valuation service provider is able to reprice the derivative instrument in a manner agreed as more consistent with current market observations, the position remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which the Company's own assumptions about market-participant inputs would be used in pricing the security.

   The credit risk of the counterparty and of the Company are considered in determining the fair values of all OTC derivative asset and liability positions, respectively, after taking into account the effects of master netting agreements and collateral arrangements. Each reporting period, the Company values its derivative positions using the standard swap curve and evaluates whether to adjust the embedded credit spread to reflect changes in counterparty or its own credit standing. As a result, the Company reduced the fair value of its OTC derivative asset exposures by $0.4 million at December 31, 2013 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the non-performance risk of the Company for purpose of determining the fair value of its OTC liability positions at December 31, 2013.

   At December 31, 2013 and 2012, respectively, investments classified as Level 1 comprise approximately 74.5% and 70.3% of assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, trading securities, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

   At December 31, 2013 and 2012, respectively, investments classified as Level 2 comprise approximately 24.5% and 28.4% of assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AllianceBernstein in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Exchange Act and for which fair values are based on quoted yields in secondary markets.

   Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, issuer spreads, benchmark securities and other reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2013 and 2012, respectively, approximately $970 million and $1,966 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

   The Company currently offers indexed investment options in the SCS and EQUI-VEST variable annuity products, the IUL product, and in the MSO investment option available in some life contracts. These investment options, which depending on the product and on the index selected can currently have 1, 3, or 5 year terms, provide for participation in the performance of specified indices up to a segment-specific declared maximum rate. Under certain conditions that vary by product, e.g. holding these segments for the full term, these segments also shield policyholders from some or all negative investment performance associated with these indices. These investment options have defined formulaic liability amounts, and the current values of the option component of these segment reserves are accounted for as Level 2 embedded derivatives. The fair values of these embedded derivatives are based on prices obtained from independent valuation service providers.

   At December 31, 2013 and 2012, respectively, investments classified as Level 3 comprise approximately 1.0% and 1.3% of assets measured at fair value on a recurring basis and primarily include CMBS and corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2013 and 2012, respectively, were approximately $150 million and $222 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $787 million and $1,021 million of mortgage- and asset-backed securities, including commercial mortgage-backed securities ("CMBS"), are classified as Level 3 at December 31, 2013 and 2012, respectively. At June 30, 2013, the Company changed its methodology for measuring the fair value of CMBS securities below the senior AAA tranche from a risk-adjusted present value technique to pricing obtained from an independent valuation service vendor as returning liquidity in CMBS markets contributed to the availability of more reliable and representative measures of fair value. In applying the risk-adjusted present value technique in periods prior to June 30, 2013, the Company adjusted the projected cash flows of these securities for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs, and weighted the result with a 10% attribution to pricing sourced from a third party service whose process placed significant reliance on market trading activity.

   The Company also issues certain benefits on its variable annuity products that are accounted for as derivatives and are also considered Level 3. The GMWB feature allows the policyholder to withdraw at minimum, over the life of the contract, an amount based on the contract's benefit base. The GWBL feature allows the policyholder to withdraw, each year for the life of the contract, a specified annual percentage of an amount based on the contract's benefit base. The GMAB feature increases the contract account value at the end of a specified period to a GMAB base. The GIB feature provides a lifetime annuity based on predetermined annuity purchase rates if and when the contract account value is depleted. This lifetime annuity is based on predetermined annuity purchase rates applied to a GIB base.

   Level 3 also includes the GMIB reinsurance contract asset which is accounted for as derivative contracts. The GMIB reinsurance contract asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GIB and GWBL and other features related liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins, attributable to the GIB and GWBL and other features over a range of market-consistent economic scenarios. The valuations of both the GMIB reinsurance contract asset and GIB and GWBL and other features' liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index. The credit risks of the counterparty and of the Company are considered in determining the fair values of its GMIB reinsurance contract asset and GIB and GWBL and other features' liability positions, respectively, after taking into account the effects of collateral arrangements. Incremental adjustment to the swap curve, adjusted for non-performance risk, is made to the resulting fair values of the GMIB reinsurance contract asset to reflect change in the claims-paying ratings of counterparties to the reinsurance treaties. After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB reinsurance contract asset by $133 million and $447 million at December 31, 2013 and 2012, respectively, to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the AA quality claims-paying rating of AXA Equitable, therefore, no incremental adjustment was made for non-performance risk for purpose of determining the fair value of the GIB and GWBL and other features' liability embedded derivative at December 31, 2013. Equity and fixed income volatilities are combined, with weighting based on the current fund distribution, to produce an overall volatility assumption. Scenarios are developed that value an at the money option at a price consistent with the overall volatility.

   In 2013, AFS fixed maturities with fair values of $37 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $20 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 0.4% of total equity at December 31, 2013. In 2013, one of the Company's private securities went public and as a result, $20 million was transferred from a Level 3 classification to a Level 1 classification. In 2013, $9 million was transferred from a Level 3 to a Level 2 classification due to merger of one of the private securities with a public company that had a trading restriction period at December 31, 2013.

   In 2012, AFS fixed maturities with fair values of $109 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $17 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 0.7% of total equity at December 31, 2012. In the first quarter of 2012, one of the Company's private securities went public and as a result, $14 million was transferred from a Level 3 classification to a Level 2 classification. In the third quarter of 2012, $6 million was transferred from a Level 2 classification to a Level 1 classification due to the lapse of the trading restriction period for one of the Company's public securities.

   The table below presents a reconciliation for all Level 3 assets and liabilities at December 31, 2013 and 2012, respectively.

                              LEVEL 3 INSTRUMENTS
                            FAIR VALUE MEASUREMENTS

                                                           STATE AND
                                                           POLITICAL             COMMERCIAL  RESIDENTIAL
                                                             SUB-      FOREIGN   MORTGAGE-    MORTGAGE-     ASSET-
                                                CORPORATE  DIVISIONS    GOVTS      BACKED      BACKED       BACKED
                                                ---------  ---------  ---------  ----------  -----------  ---------

                                                                           (IN MILLIONS)
BALANCE, JANUARY 1, 2013....................... $     355  $      50  $      19  $      900    $       9  $     113
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)..............         2         --         --          --           --         --
     Investment gains (losses), net............         5         --         --         (68)          --         --
                                                ---------  ---------  ---------  ----------    ---------  ---------
       Subtotal................................         7         --         --         (68)          --         --
                                                ---------  ---------  ---------  ----------    ---------  ---------
   Other comprehensive income (loss)...........        (1)        (3)        (2)         13           (1)         3
Purchases......................................        70         --         --          31           --         --
Issuances......................................        --         --         --          --           --         --
Sales..........................................     (150)        (1)       (17)       (160)          (4)       (22)
Settlements....................................        --         --         --          --           --         --
Transfers into Level 3/(1)/....................        20         --         --          --           --         --
Transfers out of Level 3/(1)/..................      (10)         --         --        (16)           --       (11)
                                                ---------  ---------  ---------  ----------    ---------  ---------
BALANCE, DECEMBER 31, 2013..................... $     291  $      46  $      --  $      700    $       4  $      83
                                                =========  =========  =========  ==========    =========  =========

BALANCE, JANUARY 1, 2012....................... $     432  $      53  $      22  $      902    $      14  $     172
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)..............         2         --         --           2           --         --
     Investment gains (losses), net............         4         --         --        (105)          --         --
                                                ---------  ---------  ---------  ----------    ---------  ---------
       Subtotal................................ $       6  $      --  $      --  $     (103)   $      --  $      --
                                                ---------  ---------  ---------  ----------    ---------  ---------
   Other comprehensive income (loss)...........        15         (1)        --         128           --          4
Purchases......................................        --         --         --          --           --         --
Sales..........................................       (47)        (2)        --         (27)          (5)       (25)
Transfers into Level 3/(1)/....................        17         --         --          --           --         --
Transfers out of Level 3/(1)/..................       (68)        --         (3)         --           --        (38)
                                                ---------  ---------  ---------  ----------    ---------  ---------
BALANCE, DECEMBER 31, 2012..................... $     355  $      50  $      19  $      900    $       9  $     113
                                                =========  =========  =========  ==========    =========  =========

  /(1)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                                 REDEEM-                                                      GWBL
                                                  ABLE         OTHER        OTHER       GMIB      SEPARATE  AND OTHER
                                                PREFERRED     EQUITY       INVESTED  REINSURANCE  ACCOUNTS  FEATURES
                                                  STOCK   INVESTMENTS/(1)/  ASSETS      ASSET      ASSETS   LIABILITY
                                                --------- ---------------  --------  -----------  --------  ---------
                                                                            (IN MILLIONS)
BALANCE, JANUARY 1, 2013.......................  $     15    $         77  $     --  $    11,044  $    224  $     265
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)..............        --              10        --           --        --         --
     Investment gains (losses), net............        --              (7)       --           --        10         --
     Increase (decrease) in the fair value
       of reinsurance contracts................        --              --        --       (4,496)       --         --
     Policyholders' benefits...................        --              --        --           --        --       (351)
                                                 --------    ------------  --------  -----------  --------  ---------
       Subtotal................................        --               3        --       (4,496)       10       (351)
                                                 --------    ------------  --------  -----------  --------  ---------
   Other comprehensive income (loss)...........        --              --        --           --        (1)        --
Purchases......................................        --               4        --          237         6         86
Issuances......................................        --              --        --           --        --         --
Sales..........................................        --              (3)       --          (38)       (3)        --
Settlements....................................        --              --        --           --        (2)        --
Transfers into Level 3/(2)/....................        --              --        --           --         3         --
Transfers out of Level 3/(2)/..................        --             (29)       --           --        --         --
                                                 --------    ------------  --------  -----------  --------  ---------
BALANCE, DECEMBER 31, 2013.....................  $     15    $         52  $     --  $     6,747  $    237  $      --
                                                 ========    ============  ========  ===========  ========  =========

BALANCE, JANUARY 1, 2012.......................  $     14    $         77  $     (2) $    10,547  $    215  $     291
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)..............        --              --        --           --        --         --
     Investment gains (losses), net............        --              --        --           --         8         --
     Increase (decrease) in the fair value
       of reinsurance contracts................        --              --        --          315        --         --
     Policyholders' benefits...................        --              --        --           --        --        (77)
                                                 --------    ------------  --------  -----------  --------  ---------
       Subtotal................................  $     --    $         --  $     --  $       315  $      8  $     (77)
                                                 --------    ------------  --------  -----------  --------  ---------
   Other comprehensive income (loss)...........         1              --         2           --        --         --
Purchases......................................        --              --        --          182         6         51
Sales..........................................        --              --        --           --        (2)        --
Settlements....................................        --              --        --           --        (3)        --
Transfers into Level 3/(2)/....................        --              --        --           --        --         --
                                                 --------    ------------  --------  -----------  --------  ---------
BALANCE, DECEMBER 31, 2012.....................  $     15    $         77  $     --  $    11,044  $    224  $     265
                                                 ========    ============  ========  ===========  ========  =========

  /(1)/Includes Trading securities' Level 3 amount.
  /(2)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

   The table below details changes in unrealized gains (losses) for 2013 and 2012 by category for Level 3 assets and liabilities still held at December 31, 2013 and 2012, respectively:

                                                              EARNINGS (LOSS)
                                                ------------------------------------------
                                                                             INCREASE
                                                   NET                   (DECREASE) IN THE
                                                INVESTMENT  INVESTMENT     FAIR VALUE OF             POLICY-
                                                  INCOME       GAINS        REINSURANCE              HOLDERS'
                                                  (LOSS)   (LOSSES), NET     CONTRACTS        OCI    BENEFITS
                                                ---------- ------------- -----------------  -------  --------
                                                                        (IN MILLIONS)
LEVEL 3 INSTRUMENTS
FULL YEAR 2013
STILL HELD AT DECEMBER 31, 2013:
  Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate.................................  $      --    $       --   $            --  $    (2)  $    --
     State and political subdivisions..........         --            --                --       (4)       --
     Foreign governments.......................         --            --                --       --        --
     Commercial mortgage-backed................         --            --                --        6        --
     Asset-backed..............................         --            --                --        4        --
     Other fixed maturities,
       available-for-sale......................         --            --                --       --        --
                                                 ---------    ----------   ---------------  -------   -------
       Subtotal................................  $      --    $       --   $            --  $     4   $    --
                                                 ---------    ----------   ---------------  -------   -------
   GMIB reinsurance contracts..................         --            --            (4,297)      --        --
   Separate Accounts' assets...................         --            10                --       --        --
   GWBL and other features' liability..........         --            --                --       --      (265)
                                                 ---------    ----------   ---------------  -------   -------
       Total...................................  $      --    $       10   $        (4,297) $     4   $  (265)
                                                 =========    ==========   ===============  =======   =======

Level 3 Instruments
Full Year 2012
Still Held at December 31, 2012:
  Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate.................................  $      --    $       --   $            --  $    14   $    --
     State and political subdivisions..........         --            --                --       (1)       --
     Foreign governments.......................         --            --                --        1        --
     Commercial mortgage-backed................         --            --                --      124        --
     Asset-backed..............................         --            --                --        3        --
     Other fixed maturities,
       available-for-sale......................         --            --                --       --        --
                                                 ---------    ----------   ---------------  -------   -------
       Subtotal................................  $      --    $       --   $            --  $   141   $    --
                                                 ---------    ----------   ---------------  -------   -------
   GMIB reinsurance contracts                           --            --               497       --        --
   Separate Accounts' assets                            --             8                --       --        --
   GWBL and other features' liability                   --            --                --       --        26
                                                 ---------    ----------   ---------------  -------   -------
       Total...................................  $      --    $        8   $           497  $   141   $    26
                                                 =========    ==========   ===============  =======   =======

   The following table discloses quantitative information about Level 3 fair value measurements by category for assets and liabilities as of December 31, 2013 and 2012, respectively.

        QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS
                               DECEMBER 31, 2013

                                 FAIR         VALUATION                   SIGNIFICANT
                                 VALUE        TECHNIQUE                UNOBSERVABLE INPUT               RANGE
                                ------- ---------------------- ---------------------------------- -----------------
                                                              (IN MILLIONS)
ASSETS:
Investments:
  Fixed maturities,
  available-for-sale:
   Corporate................... $    54 Matrix pricing model    Spread over the industry-specific
                                                                            benchmark yield curve 125 BPS - 550 BPS
-------------------------------------------------------------------------------------------------------------------

   Residential mortgage-backed.       1 Matrix pricing model                     Spread over U.S.
                                                                                   Treasury curve      45 BPS
-------------------------------------------------------------------------------------------------------------------

   Asset-backed................       7 Matrix pricing model                     Spread over U.S.
                                                                                   Treasury curve 30 BPS - 687 BPS
-------------------------------------------------------------------------------------------------------------------

   Other equity investments....      52 Market comparable                        Revenue multiple
                                          companies                                  R&D multiple
                                                                                    Discount rate    1.2X - 4.9X
                                                                                   Discount years   1.1X - 17.1X
                                                                                                        18.0%
                                                               Discount for lack of marketability         1
                                                                                 and risk factors     50% - 60%
-------------------------------------------------------------------------------------------------------------------

Separate Accounts' assets......     215 Third party appraisal                 Capitalization rate       5.4%
                                                                         Exit capitalization rate       6.4%
                                                                                    Discount rate       7.4%

                                     11 Discounted cash flow                     Spread over U.S.
                                                                                   Treasury curve 256 BPS - 434 BPS
                                                                                   Inflation rate    0.0% - 2.3%
                                                                                  Discount factor    3.3% - 6.8%
-------------------------------------------------------------------------------------------------------------------

GMIB reinsurance contracts.....   6,747 Discounted Cash flow                          Lapse Rates    1.0% - 8.0%
                                                                                 Withdrawal rates    0.2% - 8.0%
                                                                           GMIB Utilization Rates   0.0% - 15.0%
                                                                             Non-performance risk  7 BPS - 21 BPS
                                                                        Volatility rates - Equity   20.0% - 33.0%
-------------------------------------------------------------------------------------------------------------------

LIABILITIES:
GMWB/GWBL/(1)/.................      61 Discounted Cash flow                          Lapse Rates    1.0% - 8.0%
                                                                                 Withdrawal rates    0.0% - 7.0%
                                                                        Volatility rates - Equity   20.0% - 33.0%
-------------------------------------------------------------------------------------------------------------------

  /(1)/Excludes GMAB and GIB liabilities.

        Quantitative Information about Level 3 Fair Value Measurements
                               December 31, 2012

                                 Fair         Valuation                   Significant
                                 Value        Technique                Unobservable Input               Range
                                ------- ---------------------- ---------------------------------- -----------------
                                                              (In Millions)
Assets:
Investments:
  Fixed maturities,
  available-for-sale:
   Corporate................... $    94 Matrix pricing model
                                                                Spread over the industry-specific
                                                                            benchmark yield curve 125 bps - 650 bps
-------------------------------------------------------------------------------------------------------------------

   Commercial mortgage-backed..     889 Discounted Cash flow                Constant default rate   3.0% - 25.0%
                                                                           Probability of default       55.0%
                                                                                    Loss severity       49.0%
                                                                                    Discount rate  3.72% - 13.42%
-------------------------------------------------------------------------------------------------------------------

   Residential mortgage-backed.       1 Matrix pricing model                     Spread over U.S.
                                                                                   Treasury curve      46 bps
-------------------------------------------------------------------------------------------------------------------

   Asset-backed................       8 Matrix pricing model                     Spread over U.S.
                                                                                   Treasury curve 30 bps - 695 bps
-------------------------------------------------------------------------------------------------------------------

   Other equity investments....      38 Market comparable                        Revenue multiple
                                          companies                                  R&D multiple   0.6x - 62.5x
                                                                                    Discount rate   1.0x - 30.6x
                                                                                   Discount years       18.0%
                                                               Discount for lack of marketability       1 - 2
                                                                                 and risk factors   40.0% - 60.0%
-------------------------------------------------------------------------------------------------------------------

Separate Accounts' assets......     194 Third party appraisal                 Capitalization rate       5.5%
                                                                         Exit capitalization rate       6.6%
                                                                                    Discount rate       7.7%

                                     22 Discounted cash flow                     Spread over U.S.
                                                                                   Treasury curve 275 bps - 586 bps
                                                                                   Inflation rate    2.0% - 3.0%
                                                                                  Discount factor    1.0% - 2.0%
-------------------------------------------------------------------------------------------------------------------

GMIB reinsurance contracts.....  11,044 Discounted cash flow                          Lapse Rates    1.5% - 8.0%
                                                                                 Withdrawal Rates    0.2% - 8.0%
                                                                           GMIB Utilization Rates   0.0% - 15.0%
                                                                             Non-performance risk  13 bps - 45 bps
                                                                        Volatility rates - Equity   24.0% - 36.0%
-------------------------------------------------------------------------------------------------------------------

Liabilities:
GMWB/GWBL/(1)/.................     205 Discounted cash flow                          Lapse Rates    1.0% - 8.0%
                                                                                 Withdrawal Rates    0.0% - 7.0%
                                                                        Volatility rates - Equity   24.0% - 36.0%
-------------------------------------------------------------------------------------------------------------------

  /(1)/Excludes GMAB and GIB liabilities.

   Excluded from the tables above at December 31, 2013 and 2012, respectively, are approximately $1,088 million and $516 million Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by the Company and are not reasonably available. The fair value measurements of these Level 3 investments comprise approximately 76.2% and 29.3% of total assets classified as Level 3 and represent only 0.8% and 0.4% of total assets measured at fair value on a recurring basis. These investments primarily consist of certain privately placed debt securities with limited trading activity, including commercial mortgage-, residential mortgage- and asset-backed instruments, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in the Company's reporting significantly higher or lower fair value measurements for these Level 3 investments.

   Included in the table above at December 31, 2013 and 2012, respectively, are approximately $54 million and $94 million fair value of privately placed, available-for-sale corporate debt securities classified as Level 3 that is determined by application of a matrix pricing model, representing approximately 18.6% and 26.5% of the total fair value of Level 3 securities in the corporate fixed maturities asset class. The significant unobservable input to the matrix pricing model is the spread over the industry-specific benchmark yield curve. Generally, an increase or decrease in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

   At December 31, 2012, CMBS classified as Level 3 consist of holdings subordinate to the AAA-tranche position and for which the Company applies a discounted cash flow methodology to measure fair value. The process for determining fair value first adjusts the contractual principal and interest payments to reflect performance expectations and then discounts the securities' cash flows to reflect an appropriate risk-adjusted return. The significant unobservable inputs used in these fair value measurements are default rate and probability, loss severity, and the discount rate. An increase either in the cumulative default rate, probability of default, or loss severity would result in a decrease in the fair value of these securities; generally, those assumptions would change in a directionally similar manner. A decrease in the discount rate would result in directionally inverse movement in the fair value measurement of these securities. At December 31, 2013, all CMBS securities were valued using prices obtained from an independent valuation service vendor and therefore excluded from the quantitative disclosures discussed above.

   Residential mortgage-backed securities classified as Level 3 primarily consist of non-agency paper with low trading activity. Included in the tables above at December 31, 2013 and 2012, are approximately 25.0% and 11.1%, respectively, of the total fair value of these Level 3 securities that is determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Generally, a change in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

   Asset-backed securities classified as Level 3 primarily consist of non-agency mortgage loan trust certificates, including subprime and Alt-A paper, credit tenant loans, and equipment financings. Included in the tables above at December 31, 2013 and 2012, are approximately 8.4% and 7.1%, respectively, of the total fair value of these Level 3 securities that is determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Significant increases (decreases) in spreads would result in significantly lower (higher) fair value measurements.

   Other equity investments classified as Level 3 primarily consist of private venture capital fund investments of AllianceBernstein for which fair values are adjusted to reflect expected exit values as evidenced by financing and sale transactions with third parties or when consideration of other factors, such as current company performance and market conditions, is determined by management to require valuation adjustment. Significant increase (decrease) in isolation in the underlying enterprise value to revenue multiple and enterprise value to R&D investment multiple, if applicable, would result in significantly higher (lower) fair value measurement. Significant increase (decrease) in the discount rate would result in a significantly lower (higher) fair value measurement. Significant increase (decrease) in isolation in the discount factor ascribed for lack of marketability and various risk factors would result in significantly lower (higher) fair value measurement. Changes in the discount factor generally are not correlated to changes in the value multiples. Also classified as Level 3 at December 31, 2013 and 2012, respectively, are approximately $30 million and $30 million private venture capital fund-of-fund investments of AllianceBernstein for which fair value is estimated using the capital account balances provided by the partnerships. The interests in these partnerships cannot be redeemed. As of December 31, 2013 and 2012, AllianceBernstein's aggregate unfunded commitments to these investments were approximately $10 million and $12 million.

   Separate Accounts' assets classified as Level 3 at December 31, 2013 and 2012, respectively, primarily consist of private equity investments with fair value of approximately $215 million and $198 million, including approximately $219 million and $194 million fair value investment in a private real estate fund, as well as mortgage loans with fair value of approximately $7 million and $18 million. Third party appraisal is used to measure the fair value of the private real estate investment fund, including consideration of observable replacement cost and sales comparisons for the underlying commercial properties, as well as the results from applying a discounted cash flow approach. Significant increase (decrease) in isolation in the capitalization rate and exit capitalization rate assumptions used in the discounted cash flow approach to appraisal value would result in a higher (lower) measure of fair value. A discounted cash flow approach also is applied to determine the approximately $4 million and $4 million fair value of the other private equity investment and for which the significant unobservable assumptions are an inflation rate formula and a discount factor that takes into account various risks, including the illiquid nature of the investment at December 31, 2013 and 2012, respectively. A significant increase (decrease) in the inflation rate would have directionally inverse effect on the fair value of the security. With respect to the fair value measurement of mortgage loans, a significant increase (decrease) in the assumed spread over US Treasuries would produce a lower (higher) fair value measurement. Changes in the discount rate or factor used in the valuation techniques to determine the fair values of these private equity investments and mortgage loans generally are not correlated to changes in the other significant unobservable inputs. Significant increase (decrease) in isolation in the discount rate or factor would result in significantly lower (higher) fair value measurements. The remaining Separate Accounts' investments classified as Level 3 at December 31, 2013 and 2012, respectively, consist of mortgage- and asset-backed securities with fair values of approximately $3 million, $7 million, $4 million and $4 million and for which those measurements are determined using substantially the same valuation techniques as earlier described above for the Company's General Account investments in these securities.

   Significant unobservable inputs with respect to the fair value measurement of the Level 3 GMIB reinsurance contract asset and the Level 3 liabilities identified in the table above are developed using Company data. Validations of unobservable inputs are performed to the extent the Company has experience. When an input is changed the model is updated and the results of each step of the model are analyzed for reasonableness.

   The significant unobservable inputs used in the fair value measurement of the Company's GMIB reinsurance contract asset are lapse rates, withdrawal rates and GMIB utilization rates. Significant increases in GMIB utilization rates or decreases in lapse or withdrawal rates in isolation would tend to increase the GMIB reinsurance contract asset.

   Fair value measurement of the GMIB reinsurance contract asset includes dynamic lapse and GMIB utilization assumptions whereby projected contractual lapses and GMIB utilization reflect the projected net amount of risks of the contract. As the net amount of risk of a contract increases, the assumed lapse rate decreases and the GMIB utilization increases. Increases in volatility would increase the asset.

   The significant unobservable inputs used in the fair value measurement of the Company's GMWB and GWBL liability are lapse rates and withdrawal rates. Significant increases in withdrawal rates or decreases in lapse rates in isolation would tend to increase these liabilities. Increases in volatility would increase these liabilities.

   The carrying values and fair values at December 31, 2013 and 2012 for financial instruments not otherwise disclosed in Notes 3 and 12 are presented in the table below. Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts and pension and other postretirement obligations.

                                                                      FAIR VALUE
                                              CARRYING ----------------------------------------
                                               VALUE   LEVEL 1   LEVEL 2     LEVEL 3    TOTAL
                                              -------- ------- ------------ ---------- --------
                                                                (IN MILLIONS)
DECEMBER 31, 2013:
------------------
Mortgage loans on real estate................ $  5,684  $   -- $         -- $    5,716 $  5,716
Other limited partnership interests..........    1,592      --           --      1,592    1,592
Loans to affiliates..........................    1,088      --          800        398    1,198
Policyholders liabilities: Investment
  contracts..................................    2,435      --           --      2,523    2,523
Long-term debt...............................      200      --          225         --      225
Loans from affiliates........................      825      --          969         --      969

December 31, 2012:
------------------
Mortgage loans on real estate................ $  5,059  $   -- $         -- $    5,249 $  5,249
Other limited partnership interests..........    1,514      --           --      1,514    1,514
Loans to affiliates..........................    1,037      --          784        402    1,186
Policyholders liabilities: Investment
  contracts..................................    2,494      --           --      2,682    2,682
Long-term debt...............................      200      --          236         --      236
Loans from affiliates........................    1,325      --        1,676         --    1,676

   Fair values for commercial and agricultural mortgage loans on real estate are measured by discounting future contractual cash flows to be received on the mortgage loan using interest rates at which loans with similar characteristics and credit quality would be made. The discount rate is derived from taking the appropriate U.S. Treasury rate with a like term to the remaining term of the loan and adding a spread reflective of the risk premium associated with the specific loan. Fair values for mortgage loans anticipated to be foreclosed and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

   Other limited partnership interests and other equity investments, including interests in investment companies, are accounted for under the equity method and for which the carrying value provides a reasonable estimate of fair value as the underlying investments of these partnerships are valued at estimated fair value.

   Fair values for the Company's long-term debt are determined from quotations provided by brokers knowledgeable about these securities and internally assessed for reasonableness. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined in the same manner as for such transactions with third parties, including matrix pricing models for debt securities and discounted cash flow analysis for mortgage loans.

   The fair values for the Company's association plans contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholder's account balances are estimated using projected cash flows discounted at rates reflecting current market rates. Significant unobservable inputs reflected in the cash flows include lapse rates and withdrawal rates. Incremental adjustments may be made to the fair value to reflect non-performance risk. Certain other products such as Access Accounts are held at book value.

8) GMDB, GMIB, GIB, GWBL AND OTHER FEATURES AND NO LAPSE GUARANTEE FEATURES

    A) Variable Annuity Contracts -- GMDB, GMIB, GIB and GWBL and Other Features

   The Company has certain variable annuity contracts with GMDB, GMIB, GIB and GWBL and other features in-force that guarantee one of the following:

      . Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

      . Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

      . Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

      . Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include a five year or an annual reset; or

      . Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

   The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders' liabilities:

                                                GMDB      GMIB      TOTAL
                                              --------  --------  --------
                                                      (IN MILLIONS)
Balance at January 1, 2011................... $  1,265  $  2,311  $  3,576
  Paid guarantee benefits....................     (203)      (47)     (250)
  Other changes in reserve...................      531     1,866     2,397
                                              --------  --------  --------
Balance at December 31, 2011.................    1,593     4,130     5,723
  Paid guarantee benefits....................     (288)      (77)     (365)
  Other changes in reserve...................      467       508       975
                                              --------  --------  --------
Balance at December 31, 2012.................    1,772     4,561     6,333
  Paid guarantee benefits....................     (237)     (325)     (562)
  Other changes in reserve...................       91       (33)       58
                                              --------  --------  --------
Balance at December 31, 2013................. $  1,626  $  4,203  $  5,829
                                              ========  ========  ========

   Related GMDB reinsurance ceded amounts were:

                                                  GMDB
                                              -------------
                                              (IN MILLIONS)

Balance at January 1, 2011...................    $      533
  Paid guarantee benefits....................           (81)
  Other changes in reserve...................           264
                                                 ----------
Balance at December 31, 2011.................           716
  Paid guarantee benefits....................          (127)
  Other changes in reserve...................           255
                                                 ----------
Balance at December 31, 2012.................           844
  Paid guarantee benefits....................          (109)
  Other changes in reserve...................            56
                                                 ----------
Balance at December 31, 2013.................    $      791
                                                 ==========

   The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

   The December 31, 2013 values for variable annuity contracts in force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                RETURN OF
                                                 PREMIUM    RATCHET  ROLL-UP    COMBO      TOTAL
                                               ----------  --------  -------  ---------  ---------
                                                              (DOLLARS IN MILLIONS)
GMDB:
-----
  Account values invested in:
   General Account............................ $   13,121  $    228  $    92  $     393  $  13,834
   Separate Accounts.......................... $   36,658  $  8,551  $ 4,094  $  37,795  $  87,098
  Net amount at risk, gross................... $      270  $    169  $ 2,192  $  10,891  $  13,522
  Net amount at risk, net of amounts
   reinsured.................................. $      270  $    111  $ 1,451  $   4,152  $   5,984
  Average attained age of contractholders.....       50.8      64.5     70.2       65.2       54.6
  Percentage of contractholders over age 70...        8.4%     32.2%    53.0%      33.7%      15.5%
  Range of contractually specified interest
   rates......................................        N/A       N/A   3% - 6%  3% - 6.5%  3% - 6.5%

GMIB:
-----
  Account values invested in:
   General Account............................        N/A       N/A  $    37  $     428  $     465
   Separate Accounts..........................        N/A       N/A  $ 8,349  $  49,109  $  57,458
  Net amount at risk, gross...................        N/A       N/A  $   892  $   1,551  $   2,443
  Net amount at risk, net of amounts
   reinsured..................................        N/A       N/A  $   268  $     369  $     637
  Weighted average years remaining until
   annuitization..............................        N/A       N/A      0.7        3.5        3.3
  Range of contractually specified interest
   rates......................................        N/A       N/A   3% - 6%  3% - 6.5%  3% - 6.5%

   In the second quarter 2013, the approach for determining the above noted GMIB net amount at risk was updated to be more reflective of the economic exposure to the Company. Previously, the calculation used a current annuitization factor based on the retail pricing basis for single-premium individual annuities, including premium loads and interest margins. The updated approach excludes premium loads and interest margins.

   The Company continues to proactively manage the risks associated with its in-force business, particularly variable annuities with guarantee features. For example, in third quarter 2013, the Company initiated a program to purchase from certain policyholders the GMDB and GMIB riders contained in their Accumulator(R) contracts. As a result of this program, the Company is assuming a change in the short term behavior of remaining policyholders, as those who do not accept are assumed to be less likely to surrender their contract over the short term.

   Due to the difference in accounting recognition between the fair value of the reinsurance contract asset and the U.S. GAAP gross reserves and DAC the net impact is an after-tax loss of $20 million, which was recognized in 2013.

   The liability for SCS, SIO, MSO, IUL, GIB and GWBL and other features, not included above, was $346 million at December 31, 2013 and the liability for GIB and GWBL and other features, not included above, was $265 million at December 31, 2012, which are accounted for as embedded derivatives. The liability for GIB, GWBL and other features reflects the present value of expected future payments (benefits) less the fees attributable to these features over a range of market consistent economic scenarios. The liability for SCS, SIO, MSO and IUL reflects the present value of expected future payments assuming the segments are held to maturity.

   B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features

   The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

              INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                  DECEMBER 31,
                                              ---------------------
                                                 2013       2012
                                              ---------- ----------

                                                  (IN MILLIONS)
GMDB:
-----
Equity....................................... $   64,035 $   52,633
Fixed income.................................      3,330      3,748
Balanced.....................................     19,237     19,102
Other........................................        496        543
                                              ---------- ----------
Total........................................ $   87,098 $   76,026
                                              ========== ==========

GMIB:
Equity....................................... $   41,603 $   33,361
Fixed income.................................      2,208      2,335
Balanced.....................................     13,401     12,906
Other........................................        246        264
                                              ---------- ----------
Total........................................ $   57,458 $   48,866
                                              ========== ==========

   C) Hedging Programs for GMDB, GMIB, GIB and GWBL and Other Features

   Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program currently utilizes derivative contracts, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2013, the total account value and net amount at risk of the hedged variable annuity contracts were $40,319 million and $4,774 million, respectively, with the GMDB feature and $23,346 million and $370 million, respectively, with the GMIB feature.

   These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in net investment income (loss) in the period in which they occur, and may contribute to earnings (loss) volatility.

   D) Variable and Interest-Sensitive Life Insurance Policies - No Lapse
   Guarantee

   The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

   The following table summarizes the no lapse guarantee liabilities reflected in the General Account in Future policy benefits and other policyholders' liabilities, and the related reinsurance ceded.

                                                                REINSURANCE
                                              DIRECT LIABILITY     CEDED          NET
                                              ---------------- -------------  -----------

                                                               (IN MILLIONS)

Balance at January 1, 2011...................     $        375   $      (231) $       144
  Other changes in reserves..................               95           (31)          64
                                                  ------------   -----------  -----------
Balance at December 31, 2011.................              470          (262)         208
  Other changes in reserves..................               86           (48)          38
                                                  ------------   -----------  -----------
Balance at December 31, 2012.................              556          (310)         246
  Other changes in reserves..................              273          (131)         142
                                                  ------------   -----------  -----------
Balance at December 31, 2013.................     $        829   $      (441) $       388
                                                  ============   ===========  ===========

9) REINSURANCE AGREEMENTS

   The Company assumes and cedes reinsurance with other insurance companies. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

   The Company reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Insurance Group maintains a maximum retention on each single-life policy of $25 million and on each second-to-die policy of $30 million with the excess 100% reinsured. The Company also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

   At December 31, 2013, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 5.6% and 50.2%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 32.0% and 41.9%, respectively, of its current liability exposure resulting from the GMIB feature. See Note 8.

   Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives at December 31, 2013 and 2012 were $6,747 million and $11,044 million, respectively. The increases (decreases) in estimated fair value were $(4,297) million, $497 million and $5,941 million for 2013, 2012 and 2011, respectively.

   At December 31, 2013 and 2012, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $2,379 million and $2,465 million, of which $1,920 million and $1,964 million related to two specific reinsurers, which are rated A/AA- with the remainder of the reinsurers rated BBB and above or not rated. At December 31, 2013 and 2012, affiliated reinsurance recoverables related to insurance contracts amounted to $1,555 million and $1,383 million, respectively. A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations. The Insurance Group evaluates the financial condition of its reinsurers in an effort to minimize its exposure to significant losses from reinsurer insolvencies.

   Reinsurance payables related to insurance contracts totaling $70 million and $73 million are included in other liabilities in the consolidated balance sheets at December 31, 2013 and 2012, respectively.

   The Insurance Group cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $143 million and $160 million at December 31, 2013 and 2012, respectively.

   The Insurance Group also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

   The Insurance Group has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, the Insurance Group currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2013 and 2012 were $709 million and $752 million, respectively.

   The following table summarizes the effect of reinsurance:

                                                2013     2012     2011
                                              -------  -------  -------
                                                    (IN MILLIONS)

Direct premiums.............................. $   848  $   873  $   908
Reinsurance assumed..........................     213      219      210
Reinsurance ceded............................    (565)    (578)    (585)
                                              -------  -------  -------
Premiums..................................... $   496  $   514  $   533
                                              =======  =======  =======
Universal Life and Investment-type Product
  Policy Fee Income Ceded.................... $   247  $   234  $   221
                                              =======  =======  =======
Policyholders' Benefits Ceded................ $   703  $   667  $   510
                                              =======  =======  =======

   Individual Disability Income and Major Medical

   Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $79 million and $86 million at December 31, 2013 and 2012, respectively. At December 31, 2013 and 2012, respectively, $1,687 million and $1,704 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group, rated AA-. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:

                                               2013   2012   2011
                                              ------ ------ ------
                                                 (IN MILLIONS)
Incurred benefits related to current year.... $   15 $   16 $   24
Incurred benefits related to prior years.....     10     14     18
                                              ------ ------ ------
Total Incurred Benefits...................... $   25 $   30 $   42
                                              ====== ====== ======

Benefits paid related to current year........ $   19 $   21 $   15
Benefits paid related to prior years.........     13     16     24
                                              ------ ------ ------
Total Benefits Paid.......................... $   32 $   37 $   39
                                              ====== ====== ======

10)SHORT-TERM AND LONG-TERM DEBT

   Short-term and long-term debt consists of the following:

                                               DECEMBER 31,
                                              ---------------
                                               2013    2012
                                              ------- -------
                                               (IN MILLIONS)
Short-term debt:
AllianceBernstein commercial paper (with
  interest rates of 0.3% and 0.5%)........... $   268 $   323
                                              ------- -------
Total short-term debt........................     268     323
                                              ------- -------

Long-term debt:
AXA Equitable:
  Surplus Notes, 7.7%, due 2015..............     200     200
                                              ------- -------
Total long-term debt.........................     200     200
                                              ------- -------
Total Short-term and Long-term Debt.......... $   468 $   523
                                              ======= =======

   Short-term Debt

   AXA Equitable is a member of the Federal Home Loan Bank of New York ("FHLBNY"), which provides AXA Equitable with access to collateralized borrowings and other FHLBNY products. As membership requires the ownership of member stock, AXA Equitable purchased stock to meet its membership requirement ($13 million, as of December 31, 2013). Any borrowings from the FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the borrowings. AXA Equitable's borrowing capacity with FHLBNY is $1,000 million. As a member of FHLBNY, AXA Equitable can receive advances for which it would be required to pledge qualified mortgage-backed assets and government securities as collateral. At December 31, 2013, there were no outstanding borrowings from FHLBNY.

   In December 2010, AllianceBernstein entered into a committed, unsecured three-year senior revolving credit facility (the "AB Credit Facility") with a group of commercial banks and other lenders in an original principal amount of $1,000 million with SCB LLC as an additional borrower.

   The AB Credit Facility is available for AllianceBernstein's and SCB LLC's business purposes, including the support of AllianceBernstein's $1,000 million commercial paper program. Both AllianceBernstein and SCB LLC can draw directly under the AB Credit Facility and management expects to draw on the AB Credit Facility from time to time.

   The AB Credit Facility contains affirmative, negative and financial covenants, which are customary for facilities of this type, including, among other things, restrictions on dispositions of assets, restrictions on liens, a minimum interest coverage ratio and a maximum leverage ratio. The AB Credit Facility also includes customary events of default (with customary grace periods, as applicable), including provisions under which, upon the occurrence of an event of default, all outstanding loans may be accelerated and/or lender's commitments may be terminated. Also, under such provisions, upon the occurrence of certain insolvency or bankruptcy related events of default, all amounts payable under the AB Credit Facility would automatically become immediately due and payable, and the lender's commitments would automatically terminate.

   The AB Credit Facility provides for possible increases in principal amount by up to an aggregate incremental amount of $250 million ("accordion feature"), any such increase being subject to the consent of the affected lenders. Amounts under the AB Credit Facility may be borrowed, repaid and re-borrowed by either company from time to time until the maturity of the facility. Voluntary prepayments and commitment reductions requested by AllianceBernstein are permitted at any time without fee (other than customary breakage costs relating to the prepayment of any drawn loans) upon proper notice and subject to a minimum dollar requirement. Borrowings under the AB Credit Facility bear interest at a rate per annum, which will be, at AllianceBernstein's option, a rate equal to an applicable margin, which is subject to adjustment based on the credit ratings of AllianceBernstein, plus one of the following indexes: London Interbank Offered Rate ("LIBOR"); a floating base rate; or the Federal Funds rate.

   On January 17, 2012, the AB Credit Facility was amended and restated. The principal amount was amended to $900 million from the original principal amount of $1,000 million. Also, the amendment increased the accordion feature from $250 million to $350 million. In addition, the maturity date of the AB Credit Facility has been extended from December 9, 2013 to January 17, 2017. There were no other significant changes in terms and conditions included in this amendment.

   As of December 31, 2013 and 2012, AllianceBernstein had no amounts outstanding under the AB Credit Facility or the previous revolving credit facilities, respectively.

   In addition, SCB LLC has five uncommitted lines of credit with four financial institutions. Two of these lines of credit permit
   AllianceBernstein to borrow up to an aggregate of approximately $200 million while three lines have no stated limit.

   Long-term Debt

   At December 31, 2013, the Company was not in breach of any long-term debt covenants.

11)RELATED PARTY TRANSACTIONS

   Loans to Affiliates

   In September 2007, AXA issued a $650 million 5.4% Senior Unsecured Note to AXA Equitable. The note pays interest semi-annually and was scheduled to mature on September 30, 2012. In March 2011, the maturity date of the note was extended to December 30, 2020 and the interest rate was increased to 5.7%.

   In June 2009, AXA Equitable sold a jointly owned real estate property valued at $1,100 million to a non-insurance subsidiary of AXA Financial in exchange for $700 million in cash and $400 million in 8.0% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. The $439 million after-tax excess of the property's fair value over its carrying value was accounted for as a capital contribution to AXA Equitable.

   In third quarter 2013, AXA Equitable purchased, at fair value, AXA Arizona's $50 million note receivable from AXA for $56 million. This note pays interest semi-annually at an interest rate of 5.4% and matures on December 15, 2020.

   Loans from Affiliates

   In 2005, AXA Equitable issued a surplus note to AXA Financial in the amount of $325 million with an interest rate of 6.0% and a maturity date of December 1, 2035. Interest on this note is payable semi-annually.

   In December 2008, AXA Equitable issued a $500 million callable 7.1% surplus note to AXA Financial. The note pays interest semi-annually and matures on December 1, 2018.

   In November 2008, AXA Equitable issued a $500 million callable 7.1% surplus note to AXA Financial. The note paid interest semi-annually and was scheduled to mature on December 1, 2018. In June 2013, AXA Equitable repaid this note at par value plus interest accrued to AXA Financial.

   Other Transactions

   In third quarter 2013, AXA Equitable purchased, at fair value, MONY Life Insurance Company's ("MONY Life") equity interest in limited partnerships for $53 million and MONY Life's CMBS portfolio for $31 million.

   In October 2012, AXA Equitable sold its 50% interest in a real estate joint venture supporting the Wind-up Annuities line of business to 1285 Holdings, LLC, a non-insurance subsidiary of AXA Financial in exchange for $402 million in cash. The $195 million after-tax excess of the real estate joint venture's fair value over its carrying value has been accounted for as a capital contribution to AXA Equitable. In connection with this sale, the Company recognized a $226 million pre-tax premium deficiency reserve related to the Wind-up Annuities line of business.

   In August 2012, the Company purchased agricultural mortgage loans from MONY Life and MONY Life Insurance Company of America ("MLOA"), for a purchase price of $109 million.

   The Company reimburses AXA Financial for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to AXA Financial of the benefits provided which totaled $40 million, $37 million and $14 million, respectively, for 2013, 2012 and 2011.

   In 2013, 2012 and 2011, respectively, the Company paid AXA Distribution and its subsidiaries $621 million, $684 million and $641 million of commissions and fees for sales of insurance products. The Company charged AXA Distribution's subsidiaries $306 million, $348 million and $413 million, respectively, for their applicable share of operating expenses in 2013, 2012 and 2011, pursuant to the Agreements for Services.

   The Company currently reinsures to AXA RE Arizona Company ("AXA Arizona") a 100% quota share of all liabilities for variable annuities with enhanced GMDB and GMIB riders issued on or after January 1, 2006 and in-force on September 30, 2008. AXA Arizona also reinsures a 90% quota share of level premium term insurance issued by AXA Equitable on or after March 1, 2003 through December 31, 2008 and lapse protection riders under UL insurance policies issued by AXA Equitable on or after June 1, 2003 through June 30, 2007. The reinsurance arrangements with AXA Arizona provide important capital management benefits to AXA Equitable. At December 31, 2013 and 2012, the Company's GMIB reinsurance asset with AXA Arizona had carrying values of $5,388 million and $8,888 million, respectively, and is reported in Guaranteed minimum income benefit reinsurance asset, at fair value in the consolidated balance sheets. Ceded premiums in 2013, 2012 and 2011 related to the UL and no lapse guarantee riders totaled approximately $474 million, $484 million and $484 million, respectively. Ceded claims paid in 2013, 2012 and 2011 were $70 million, $68 million and $31 million, respectively.

   Various AXA affiliates, including AXA Equitable, cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Global Life beginning in 2010 (and AXA Cessions in 2009 and prior), AXA affiliated reinsurers. AXA Global Life, in turn, retrocedes a quota share portion of these risks prior to 2008 to AXA Equitable on a one-year term basis.

   AXA Life Insurance Company Ltd (Japan), an AXA subsidiary, cedes a portion of their annuity business to AXA Equitable.

   Various AXA Financial affiliates cede a portion of their life business through excess of retention treaties to AXA Equitable on a yearly renewal term basis.

   Premiums earned from the above mentioned affiliated reinsurance transactions in 2013, 2012 and 2011 totaled approximately $21 million, $21 million and $22 million, respectively. Claims and expenses paid in 2013, 2012 and 2011 were $10 million, $13 million and $14 million, respectively.

   Both AXA Equitable and AllianceBernstein, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements including technology and professional development arrangements. AXA Equitable and AllianceBernstein incurred expenses under such agreements of approximately $165 million, $161 million and $152 million in 2013, 2012 and 2011, respectively. Expense reimbursements by AXA and AXA affiliates to AXA Equitable under such agreements totaled approximately $24 million, $26 million and $22 million in 2013, 2012 and 2011, respectively. The net receivable (payable) related to these contracts was approximately $(8) million and $8 million at December 31, 2013 and 2012, respectively.

   Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AllianceBernstein. These revenues are described below:

                                                2013     2012     2011
                                              -------- -------- --------

                                                    (IN MILLIONS)
Investment advisory and services fees........ $  1,010 $    879 $    831
Distribution revenues........................      455      408      360
Other revenues -- shareholder servicing fees.       91       89       92
Other revenues -- other......................        6        5        6

12)EMPLOYEE BENEFIT PLANS

   PENSION PLANS

   AXA Equitable sponsors a qualified defined benefit pension plan covering its eligible employees (including certain qualified part-time employees), managers and financial professionals. This pension plan is non-contributory and its benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plan. AXA Equitable also sponsors non-qualified defined benefit pension plans.

   AXA Equitable announced in the third quarter of 2013 that benefit accruals under its qualified and non-qualified defined benefit pension plans would be discontinued after December 31, 2013. This plan curtailment resulted in a decrease in the Projected Benefit Obligation ("PBO") of approximately $29 million, which was offset against existing deferred losses in AOCI, and recognition of a $3 million curtailment loss from accelerated recognition of existing prior service costs accumulated in OCI. In addition, AXA Equitable announced that it will begin providing a company contribution to the AXA Equitable 401(k) Plan as of January 1, 2014. AXA Equitable will also provide an excess 401(k) contribution for eligible compensation over the qualified plan compensation limits under a nonqualified deferred compensation plan.

   AllianceBernstein maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AllianceBernstein in the United States prior to October 2, 2000. AllianceBernstein's benefits are based on years of credited service and average final base salary. The Company uses a December 31 measurement date for its pension plans.

   For 2013, no cash contributions were made by AXA Equitable to its qualified pension plan. AllianceBernstein made a $4 million cash contribution to its qualified pension plan in 2013. The funding policy of the Company for its qualified pension plans is to satisfy its funding obligations each year in an amount not less than the minimum required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Protection Act of 2006 (the "Pension Act"), and not greater than the maximum it can deduct for Federal income tax purposes. Based on the funded status of the plans at December 31, 2013, no minimum contribution is required to be made in 2014 under ERISA, as amended by the Pension Act. AllianceBernstein currently estimates that it will contribute $6 million to its pension plan during 2014.

   Components of net periodic pension expense for the Company's qualified plans were as follows:

                                                2013     2012     2011
                                              -------  -------  -------
                                                    (IN MILLIONS)

Service cost................................. $    40  $    40  $    41
Interest cost................................      99      109      122
Expected return on assets....................    (155)    (146)    (120)
Actuarial (gain) loss........................       1        1       --
Net amortization.............................     155      164      145
Curtailment..................................       3       --       --
                                              -------  -------  -------
Net Periodic Pension Expense................. $   143  $   168  $   188
                                              =======  =======  =======

   Changes in the PBO of the Company's qualified plans were comprised of:

                                                 DECEMBER 31,
                                              ------------------
                                                2013      2012
                                              --------  --------
                                                 (IN MILLIONS)

Projected benefit obligation, beginning of
  year....................................... $  2,797  $  2,626
Service cost.................................       32        32
Interest cost................................       99       109
Actuarial (gains) losses.....................     (260)      219
Benefits paid................................     (176)     (187)
Plan amendments and curtailments.............      (29)       (2)
                                              --------  --------
Projected Benefit Obligation, End of Year.... $  2,463  $  2,797
                                              ========  ========

   The following table discloses the change in plan assets and the funded status of the Company's qualified pension plans:

                                                DECEMBER 31,
                                              ----------------
                                                2013     2012
                                              --------  ------
                                                (IN MILLIONS)

Pension plan assets at fair value, beginning
  of year.................................... $  2,396  $2,093
Actual return on plan assets.................      180     231
Contributions................................        4     265
Benefits paid and fees.......................     (179)   (193)
                                              --------  ------
Pension plan assets at fair value, end of
  year.......................................    2,401   2,396
PBO..........................................    2,463   2,797
                                              --------  ------
Excess of PBO Over Pension Plan Assets....... $    (62) $ (401)
                                              ========  ======

   Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $62 million and $401 million at December 31, 2013 and 2012, respectively. The aggregate PBO and fair value of pension plan assets for plans with PBOs in excess of those assets were $2,463 million and $2,401 million, respectively, at December 31, 2013 and $2,797 million and $2,396 million, respectively, at December 31, 2012. The aggregate accumulated benefit obligation and fair value of pension plan assets for pension plans with accumulated benefit obligations in excess of those assets were $2,463 million and $2,401 million, respectively, at December 31, 2013 and $2,761 million and $2,396 million, respectively, at December 31, 2012. The accumulated benefit obligation for all defined benefit pension plans was $2,463 million and $2,761 million at December 31, 2013 and 2012, respectively.

   The following table discloses the amounts included in AOCI at December 31, 2013 and 2012 that have not yet been recognized as components of net periodic pension cost:

                                                DECEMBER 31,
                                              -----------------
                                                2013     2012
                                              -------- --------
                                                (IN MILLIONS)

Unrecognized net actuarial (gain) loss....... $  1,181 $  1,650
Unrecognized prior service cost (credit).....       --        4
                                              -------- --------
  Total...................................... $  1,181 $  1,654
                                              -------- --------

   The estimated net actuarial (gain) loss and prior service cost (credit) expected to be reclassified from AOCI and recognized as components of net periodic pension cost over the next year are $115 million and $0 million, respectively.

   The following table discloses the allocation of the fair value of total plan assets for the qualified pension plans of the Company at December 31, 2013 and 2012:

                                                DECEMBER 31,
                                              ----------------
                                                2013     2012
                                              -------  -------
                                                (IN MILLIONS)

Fixed Maturities.............................    49.0%    52.8%
Equity Securities............................    39.1     36.5
Equity real estate...........................     9.3      8.4
Cash and short-term investments..............     1.9      2.3
Other........................................     0.7       --
                                              -------  -------
  Total......................................   100.0%   100.0%
                                              =======  =======

   The primary investment objective of the qualified pension plan of AXA Equitable is to maximize return on assets, giving consideration to prudent risk. Guidelines regarding the allocation of plan assets for AXA Equitable's qualified pension plan are formalized by the Investment Committee established by the funded benefit plans of AXA Equitable and are designed with a long-term investment horizon. During 2013, AXA Equitable continued to implement an investment allocation strategy of the qualified defined benefit pension plan targeting 30%-40% equities, 50%-60% high quality bonds, and 0%-15% equity real estate and other investments. Exposure to real estate investments offers diversity to the total portfolio and long-term inflation protection.

   In 2013, AXA Equitable's qualified pension plan continued to implement hedging strategies intended to minimize downside equity risk, principally using exchange-traded options contracts. As a result of a strategic asset allocation project conducted in the latter half of 2013, the existing equity-hedging program was discontinued in January 2014 at maturity of the underlying positions.

   The following tables disclose the fair values of plan assets and their level of observability within the fair value hierarchy for the qualified pension plans of the Company at December 31, 2013 and 2012, respectively.

                                              LEVEL 1  LEVEL 2  LEVEL 3   TOTAL
                                              -------- -------- -------- --------
                                                         (IN MILLIONS)
DECEMBER 31, 2013:
------------------
Asset Categories
Fixed Maturities:
  Corporate.................................. $     -- $    801 $     -- $    801
  U.S. Treasury, government and agency.......       --      343       --      343
  States and political subdivisions..........       --       16       --       16
  Other structured debt......................       --        6        4       10
Common and preferred equity..................      716      191       --      907
Mutual funds.................................       44       --       --       44
Private real estate investment funds.........       --       --        2        2
Private real estate investment trusts........       --       11      220      231
Cash and cash equivalents....................        1       --       --        1
Short-term investments.......................       23       23       --       46
                                              -------- -------- -------- --------
  Total...................................... $    784 $  1,391 $    226 $  2,401
                                              ======== ======== ======== ========

December 31, 2012:
------------------
Asset Categories
Fixed Maturities:
  Corporate.................................. $     -- $    849 $     -- $    849
  U.S. Treasury, government and agency.......       --      410       --      410
  States and political subdivisions..........       --       18       --       18
  Other structured debt......................       --       --        5        5
Common and preferred equity..................      751       62       --      813
Mutual funds.................................       35       --       --       35
Private real estate investment funds.........       --       --        3        3
Private real estate investment trusts........       --       11      197      208
Cash and cash equivalents....................       25       --       --       25
Short-term investments.......................       --       30       --       30
                                              -------- -------- -------- --------
  Total...................................... $    811 $  1,380 $    205 $  2,396
                                              ======== ======== ======== ========

   At December 31, 2013, assets classified as Level 1, Level 2, and Level 3 comprise approximately 32.7%, 57.9% and 9.4%, respectively, of qualified pension plan assets. At December 31, 2012, assets classified as Level 1, Level 2 and Level 3 comprised approximately 33.9%, 57.5% and 8.6%, respectively, of qualified pension plan assets. See Note 2 for a description of the fair value hierarchy. The fair values of qualified pension plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. Except for an investment of approximately $2 million in a private REIT through a pooled separate account, there are no significant concentrations of credit risk arising within or across categories of qualified pension plan assets.

   The tables below present a reconciliation for all Level 3 qualified pension plan assets at December 31, 2013 and 2012, respectively.

                                                                PRIVATE
                                                              REAL ESTATE  PRIVATE
                                                  FIXED       INVESTMENT  INVESTMENT   COMMON
                                              MATURITIES/(1)/    FUNDS      TRUSTS     EQUITY     TOTAL
                                              --------------  ----------- ---------- ---------- ----------

                                                                     (IN MILLIONS)
Balance at January 1, 2013...................     $        5   $        3 $      197 $       -- $      205
Actual return on plan assets:
  Relating to assets still held at
   December 31, 2013.........................             --           --         23         --         23
  Purchases/issues...........................             --           --         --         --         --
  Sales/settlements..........................             --           --         --         --         --
  Transfers into/out of Level 3..............            (1)          (1)         --         --        (2)
                                                  ----------   ---------- ---------- ---------- ----------
Balance at December 31, 2013.................     $        4   $        2 $      220 $       -- $      226
                                                  ==========   ========== ========== ========== ==========

Balance at January 1, 2012...................     $        6   $        4 $      183 $       -- $      193
Actual return on plan assets:
  Relating to assets still held at
   December 31, 2012.........................             --           --         14         --         14
  Sales/settlements..........................            (1)          (1)         --         --        (2)
  Transfers into/out of Level 3..............             --           --         --         --         --
                                                  ----------   ---------- ---------- ---------- ----------
Balance at December 31, 2012.................     $        5   $        3 $      197 $       -- $      205
                                                  ==========   ========== ========== ========== ==========

  /(1)/Includes commercial mortgage- and asset-backed securities and other structured debt.

   The discount rate assumptions used by the Company to measure the benefits obligations and related net periodic cost of its qualified pension plans reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under each of the Company's qualified pension plans were discounted using a published high-quality bond yield curve. The discount rate used to measure each of the benefits' obligations at December 31, 2013 and 2012 represents the level equivalent spot discount rate that produces the same aggregate present value measure of the total benefits obligation as the aforementioned discounted cash flow analysis. The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2013 and 2012.

                                              2013  2012
                                              ----- -----

Discount rates:
  Benefit obligation......................... 4.50% 3.50%
  Periodic cost.............................. 4.50% 4.25%

Rates of compensation increase:
  Benefit obligation and periodic cost....... 6.00% 6.00%

Expected long-term rates of return on
  pension plan assets (periodic cost)........ 6.75% 6.75%

   The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class. Based upon new plan asset allocation targets for 2014 intended to rebalance between the bond and equity portfolios under the long-term investment strategy, the expected long-term rate of return assumed on pension plan assets in the measurement of net periodic cost will be increased to 7.00%.

   Prior to 1987, participants' benefits under AXA Equitable's qualified plan were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $10 million, $12 million and $13 million for 2013, 2012 and 2011, respectively.

   The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2014, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2013 and include benefits attributable to estimated future employee service.

                                                 PENSION
                                                BENEFITS
                                              -------------
                                              (IN MILLIONS)

2014.........................................    $      189
2015.........................................           196
2016.........................................           192
2017.........................................           188
2018.........................................           185
Years 2019 - 2023............................           853

   HEALTH PLANS

   The Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 (collectively, the "Health Acts"), signed into law in March 2010, have both immediate and long-term financial reporting implications for many employers who sponsor health plans for active employees and retirees. While many of the provisions of the Health Acts do not take effect until future years and are intended to coincide with fundamental changes to the healthcare system, current-period measurement of the benefits obligation is required to reflect an estimate of the potential implications of presently enacted law changes absent consideration of potential future plan modifications. Management, in consultation with its actuarial advisors in respect of the Plan, has concluded the Health Acts have no material impact on the calculations on future benefit levels due to the caps on the Company subsidy for retirees. Any increases in plan cost, including those associated under the Excise Tax on high cost plans, are anticipated to be passed on to retirees.

   Included among the major provisions of the Health Acts is a change in the tax treatment of the Medicare Part D subsidy. The subsidy came into existence with the enactment of the Medicare Modernization Act ("MMA") in 2003 and is available to sponsors of retiree health benefit plans with a prescription drug benefit that is "actuarially equivalent" to the benefit provided by the Medicare Part D program. Prior to the Health Acts, sponsors were permitted to deduct the full cost of these retiree prescription drug plans without reduction for subsidies received. Although the Medicare Part D subsidy did not become taxable until years beginning after December 31, 2012, the effects of changes in tax law had to be recognized immediately in the income statement of the period of enactment. When MMA was enacted, the Company reduced its health benefits obligation to reflect the expected future subsidies from this program but did not establish a deferred tax asset for the value of the related future tax deductions. Consequently, passage of the Health Acts did not result in adjustment of the deferred tax accounts.

   In 2011, AXA Equitable eliminated any subsidy for retiree medical and dental coverage for individuals retiring on or after May 1, 2012 as well as a $10,000 retiree life insurance benefit for individuals retiring on or after January 1, 2012. As a result, the Company recognized a one-time reduction in benefits expense of approximately $37 million in 2011.

   AXA FINANCIAL ASSUMPTION

   Since December 31, 1999, AXA Financial has legally assumed primary liability from AXA Equitable for all current and future liabilities of AXA Equitable under certain employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; AXA Equitable remains secondarily liable. AXA Equitable reimburses AXA Financial, Inc. for costs associated with these plans, as described in Note 11.

13)SHARE-BASED AND OTHER COMPENSATION PROGRAMS

   AXA and AXA Financial sponsor various share-based compensation plans for eligible employees and financial professionals of AXA Financial and its subsidiaries, including the Company. AllianceBernstein also sponsors its own unit option plans for certain of its employees.

   Compensations costs for 2013, 2012 and 2011 for share-based payment arrangements as further described herein are as follows:

                                               2013  2012  2011
                                              -----  ----- ----
                                                (IN MILLIONS)
Performance Unit/Shares...................... $  43  $  24 $  2
Stock Options................................     2      3    4
AXA Shareplan................................    13     18    9
AXA Miles....................................    --      1    1
AllianceBernstein Stock Options..............    (4)     1   21
AllianceBernstein Restricted Units...........   286    148  377
                                              -----  ----- ----
Total Compensation Expenses.................. $ 340  $ 195 $414
                                              =====  ===== ====

   U.S. employees are granted AXA ordinary share options under the Stock Option Plan for AXA Financial Employees and Associates (the "Stock Option Plan") and are granted AXA performance units under the AXA Performance Unit Plan (the "Performance Unit Plan"). In 2013, they were granted performance shares under the AXA International Performance Share Plan 2013 (the "Performance Share Plan").

   Performance Units and Performance Shares

   2013 GRANT. On March 22, 2013, under the terms of the Performance Share Plan, AXA awarded approximately 2.2 million unearned performance shares to employees of AXA Equitable. The extent to which 2013-2014 cumulative performance targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance shares earned, which may vary in linear formula between 0% and 130% of the number of performance shares at stake. The performance shares earned during this performance period will vest and be settled on the third anniversary of the award date. The plan will settle in shares to all participants. In 2013, the expense associated with the March 22, 2013 grant of performance shares was approximately $11 million.

   50% SETTLEMENT OF 2010 GRANT IN 2013. On April 4, 2013, cash distributions of approximately $7 million and share distributions of approximately $49,000 were made to active and former AXA Equitable employees in settlement of 390,460 performance units, representing the remaining 50 percent of the number of performance units earned under the terms of the AXA Performance Unit Plan 2010. Cash distributions of approximately $9 million in settlement of approximately 539,000 performance units, representing the first 50 percent of the performance units earned under the terms of the AXA Performance Unit Plan 2010 were distributed in April 2012.

   2012 GRANT. On March 16, 2012, under the terms of the AXA Performance Unit Plan 2012, AXA awarded approximately 2.3 million unearned performance units to employees of AXA Equitable. The extent to which 2012-2013 cumulative performance targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. The performance units earned during this performance period will vest and be settled in cash on the third anniversary of the award date. The price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 15, 2015. In 2013 and 2012, the expense associated with the March 16, 2012 grant of performance units was approximately $26 million and $11 million, respectively.

   2011 GRANT. On March 18, 2011, under the terms of the AXA Performance Unit Plan 2011, AXA awarded approximately 1.8 million unearned performance units to AXA Equitable employees. The extent to which 2011-2012 cumulative two-year targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. The performance units earned during this performance period will vest and be settled on the third anniversary of the award date. The price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 17, 2014. For 2013, 2012 and 2011, the Company recognized expenses associated with the March 18, 2011 grant of performance units of approximately $6 million, $11 million and $2 million, respectively.

   SETTLEMENT OF 2009 GRANT IN 2011. On March 20, 2011, approximately 831,000 performance units earned under the AXA Performance Unit Plan 2009 were fully vested for total value of approximately $17 million. Distributions to participants were made on April 14, 2011, resulting in cash settlements of approximately 80% of these performance units for aggregate value of approximately $14 million and equity settlements of the remainder with approximately 164,000 restricted AXA ordinary shares for aggregate value of approximately $3 million. The AXA ordinary shares were sourced from Treasury shares.

   For 2013, 2012 and 2011, the Company recognized compensation costs of $43 million, $24 million and $2 million, respectively, for performance shares and units earned to date. The change in fair value of these awards is measured by the closing price of the underlying AXA ordinary shares or AXA ADRs. The cost of performance unit and share awards, as adjusted for achievement of performance targets and pre-vesting forfeitures is attributed over the shorter of the cliff-vesting period or to the date at which retirement eligibility is achieved. The value of performance units and shares earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2013 and 2012 was $108 million and $58 million, respectively. Approximately 5.3 million outstanding performance units and shares are at risk to achievement of 2013 performance criteria, primarily representing the performance shares grant of March 22, 2013 for which cumulative average 2013-2014 performance targets will determine the number of performance shares earned and including one-half of the performance unit award granted on March 16, 2012.

   Stock Options

   2013 GRANT. On March 22, 2013, approximately 457,000 options to purchase AXA ordinary shares were granted to employees of AXA Equitable under the terms of the Stock Option Plan at an exercise price of 13.81 euros. All of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date. Approximately 246,000 of the total options awarded on March 22, 2013 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 22, 2013 have a ten-year term. The weighted average grant date fair value per option award was estimated at $1.79 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 31.27%, a weighted average expected term of 7.7 years, an expected dividend yield of 7.52% and a risk-free interest rate of 1.34%. The total fair value of these options (net of expected forfeitures) of $818,597 is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2013, the Company recognized expenses associated with the March 22, 2013 grant of options of approximately $357,000.

   2012 GRANT. On March 16, 2012, approximately 901,000 options to purchase AXA ordinary shares were granted to AXA Equitable employees under the terms of the Stock Option Plan at an exercise price of 12.22 euros. All of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date. Approximately 370,000 of the total options awarded on March 16, 2012 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 16, 2012 have a ten-year term. The weighted average grant date fair value per option award was estimated at $2.48 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 39.89%, a weighted average expected term of 5.6 years, an expected dividend yield of 7.54% and a risk-free interest rate of 1.8%. The total fair value of these options (net of expected forfeitures) of approximately $2 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2013 and 2012, respectively, the expense associated with the March 16, 2012 grant of options was approximately $504,000 and $791,000.

   2011 GRANT. On March 18, 2011, approximately 2.4 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 14.73 euros. Approximately 2.3 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date. In addition, approximately 483,000 of the total options awarded on March 18, 2011 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 18, 2011 have a ten-year term. The weighted average grant date fair value per option award was estimated at $2.49 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 33.9%, a weighted average expected term of 6.4 years, an expected dividend yield of 7.0% and a risk-free interest rate of 3.13%. The total fair value of these options (net of expected forfeitures) of approximately $6 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2013, 2012 and 2011, the Company recognized expenses associated with the March 18, 2011 grant of options of $573,000, $1 million and $2 million, respectively.

   The number of AXA ADRs or AXA ordinary shares authorized to be issued pursuant to option grants and, as further described below, restricted stock grants under The AXA Financial, Inc. 1997 Stock Incentive Plan (the "Stock Incentive Plan") is approximately 124 million less the number of shares issued pursuant to option grants under The AXA Financial, Inc. 1991 Stock Incentive Plan (the predecessor plan to the Stock Incentive Plan).

   A summary of the activity in the AXA, AXA Financial and AllianceBernstein option plans during 2013 follows:

                                                                            Options Outstanding
                                              ------------------------------------------------------------------------------
                                                                                                         AllianceBernstein
                                                                                                              Holding
                                                    AXA Ordinary Shares            AXA ADRs/(3)/               Units
                                              ------------------------------   ---------------------- ----------------------
                                                                Weighted                    Weighted                Weighted
                                                Number          Average          Number     Average     Number      Average
                                              Outstanding       Exercise       Outstanding  Exercise  Outstanding   Exercise
                                              (In 000's)         Price         (In 000's)    Price    (In 000's)     Price
                                              -----------  -----------------   -----------  --------- -----------  ---------

Options outstanding at January 1, 2013.......    18,101.7    (Euro)    21.00       4,990.0  $   20.01     8,553.3  $   39.77
Options granted..............................       486.2    (Euro)    13.81            --  $      --        37.7  $   25.47
Options exercised............................      (527.8)   (Euro)    12.15      (3,022.6) $   17.74      (887.6) $   17.05
Options forfeited, net.......................      (490.4)   (Euro)    19.27        (145.5) $   22.01      (602.4) $   60.10
Options expired..............................          --                 --           7.9         --       (26.9) $   36.50
                                               ----------                      -----------             ----------
Options Outstanding at December 31, 2013.....    17,569.7    (Euro)    21.00       1,829.8  $   23.60     7,074.1  $   40.82
                                               ==========  =================   ===========  =========  ==========  =========
Aggregate Intrinsic Value/(1)/...............              (Euro)      --/(2)/              $ 8,120.6              $   --/(2)/
                                                           =================                =========              =========
Weighted Average Remaining Contractual Term
  (in years).................................        4.24                             1.28                    4.9
                                               ==========                      ===========             ==========
Options Exercisable at December 31, 2013.....    13,599.8    (Euro)    23.12       1,820.1  $   23.66     4,684.5      34.97
                                               ==========  =================   ===========  =========  ==========  =========
Aggregate Intrinsic Value/(1)/...............              (Euro)      --/(2)/              $ 7,967.9              $   --/(2)/
                                                           =================                =========              =========
Weighted Average Remaining Contractual Term
  (in years).................................        3.35                             1.26                    4.8
                                               ==========                      ===========             ==========

  /(1)/Intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2013 of the respective underlying shares over the strike prices of the option awards.
  /(2)/The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero in the table above.
  /(3)/AXA ordinary shares will be delivered to participants in lieu of AXA
       ADRs at exercise or maturity.

   Cash proceeds received from employee exercises of stock options in 2013 was $54 million. The intrinsic value related to employee exercises of stock options during 2013, 2012 and 2011 were $14 million, $5 million and $3 million respectively, resulting in amounts currently deductible for tax purposes of $5 million, $2 million, and $1 million, respectively, for the periods then ended. In 2013, 2012 and 2011, windfall tax benefits of approximately $5 million, $2 million and $1 million, respectively, resulted from employee exercises of stock option awards.

   At December 31, 2013, AXA Financial held approximately 351,000 AXA ADRs and AXA ordinary shares in treasury at a weighted average cost of $24.73 per share, of which approximately 302,000 were designated to fund future exercises of outstanding stock options and approximately 49,000 were designated to fund restricted stock grants. The AXA ADRs were obtained primarily by exercise of call options that had been purchased by AXA Financial beginning in fourth quarter 2004 to mitigate the U.S. dollar price and foreign exchange risks associated with funding exercises of stock options. These call options expired on November 23, 2009. Outstanding employee options to purchase AXA ordinary shares began to become exercisable on March 29, 2007, coincident with the second anniversary of the first award made in 2005, and exercises of these awards are funded by newly issued AXA ordinary shares.

   For the purpose of estimating the fair value of stock option awards, the Company applies the Black-Scholes model and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2013, 2012 and 2011, respectively.

                                                    AXA Ordinary Shares         AllianceBernstein Holding Units
                                              -------------------------------  --------------------------------
                                                 2013       2012       2011        2013        2012      2011
                                              ---------  ---------  ---------  ------------  --------  --------

Dividend yield...............................      7.52%      7.54%      7.00%    8.0 - 8.3%     6.20%   5.40%
Expected volatility..........................     31.27%     39.89%     33.90%  49.7 - 49.8%    49.20%  47.30%
Risk-free interest rates.....................      1.34%      1.80%      3.13%    0.8 - 1.7%     0.70%   1.9%
Expected life in years.......................       7.7        5.6        6.4           6.0       6.0     6.0
Weighted average fair value per option at
  grant date................................. $    1.79  $    2.48  $    2.49  $       5.44  $   3.67  $   5.98

   For 2013, 2012 and 2011, the Company recognized compensation costs (credits) for employee stock options of $(2) million, $4 million and $25 million, respectively. As of December 31, 2013, approximately $1 million of unrecognized compensation cost related to unvested employee stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 0.5 years.

   Restricted Awards.

   Under the Stock Incentive Plan, AXA Financial grants restricted stock to employees and financial professionals of its subsidiaries. Generally, all outstanding restricted stock awards have vesting terms ranging from three to five years. Under The Equity Plan for Directors (the "Equity Plan"), AXA Financial grants non-officer directors of AXA Financial and certain subsidiaries (including AXA Equitable) restricted AXA ordinary shares (prior to 2011, AXA ADRs) and unrestricted AXA ordinary shares (prior to March 15, 2010, AXA ADRs) annually. Similarly, AllianceBernstein awards restricted AllianceBernstein Holding units to independent members of its General Partner. In addition, under its Century Club Plan, awards of restricted AllianceBernstein Holding units that vest ratably over three years are made to eligible AllianceBernstein employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

   For 2013, 2012 and 2011, respectively, the Company recognized compensation costs of $286 million, $148 million and $377 million for awards outstanding under these restricted stock and unit award plans. The fair values of awards made under these plans are measured at the date of grant by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. At December 31, 2013, approximately 22.3 million restricted shares and Holding units remain unvested. At December 31, 2013, approximately $48 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 4.2 years.

   The following table summarizes unvested restricted stock activity for 2013.

                                                          WEIGHTED
                                              SHARES OF   AVERAGE
                                              RESTRICTED GRANT DATE
                                                STOCK    FAIR VALUE
                                              ---------- ----------

Unvested as of January 1, 2013...............    177,001   $  27.23
Granted......................................     11,613   $  13.97
Vested.......................................    117,235   $  33.91
Forfeited....................................         --         --
                                               ---------
Unvested as of December 31, 2013.............     71,379   $  14.09
                                               =========

   Restricted stock vested in 2013, 2012 and 2011 had aggregate vesting date fair values of approximately $1 million, $1 million and $2 million, respectively.

   AXA Shareplan

   In 2013, eligible employees of participating AXA Financial subsidiaries were offered the opportunity to purchase newly issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2013. Eligible employees could have reserved a share purchase during the reservation period from September 2, 2013 through September 17, 2013 and could have canceled their reservation or elected to make a purchase for the first time during the retraction/subscription period from October 28, 2013 through October 31, 2013. The U.S. dollar purchase price was determined by applying the U.S. dollar/Euro forward exchange rate on October 24, 2013 to the discounted formula subscription price in Euros. "Investment Option A" permitted participants to purchase AXA ordinary shares at a 20% formula discounted price of $19.85 per share. "Investment Option B" permitted participants to purchase AXA ordinary shares at a 12.95% formula discounted price of $21.59 per share on a leveraged basis with a guaranteed return of initial investment plus a portion of any appreciation in the undiscounted value of the total shares purchased. For purposes of determining the amount of any appreciation, the AXA ordinary share price will be measured over a fifty-two week period preceding the scheduled end date of AXA Shareplan 2013 which is July 1, 2018. All subscriptions became binding and irrevocable at October 31, 2013.

   The Company recognized compensation expense of $13 million in 2013, $18 million in 2012 and $9 million in 2011 in connection with each respective year's offering of AXA Shareplan, representing the aggregate discount provided to AXA Equitable participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. AXA Equitable participants in AXA Shareplans 2013, 2012 and 2011 primarily invested under Investment Option B for the purchase of approximately 5 million, 8 million and 9 million AXA ordinary shares, respectively.

   AXA Miles Program

   AXA MILES PROGRAM 2012. On March 16, 2012, under the terms of the AXA Miles Program 2012, AXA granted 50 AXA ordinary shares ("AXA Miles") to every employee and eligible financial professional of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents a phantom share of AXA stock that will convert to an actual AXA ordinary share at the end of a four-year vesting period provided the employee or financial professional remains in the employ of the company or has retired from service. Half of each AXA Miles grant, or 25 AXA Miles, were subject to an additional vesting condition that required improvement in at least one of two AXA performance metrics in 2012 as compared to 2011 and was confirmed to have been achieved. The total fair value of these AXA Miles awards of approximately $6 million, net of expected forfeitures, is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible and is updated to reflect changes in respect of the expectation for meeting the predefined performance conditions. In 2013 and 2012, respectively, the expense associated with the March 16, 2012 grant of AXA Miles was approximately $278,000 and $538,000.

   AXA MILES PROGRAM 2007. On July 1, 2007, under the terms of the AXA Miles Program 2007, AXA granted 50 AXA Miles to every employee and eligible financial professionals of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represented the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff-vesting period with exceptions for retirement, death, and disability. The grant date fair value of approximately 449,000 AXA Miles awarded to employees and financial professionals of AXA Financial's subsidiaries was approximately $19 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, has been expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2011, the Company recognized compensation expense of approximately $1 million in respect of this grant of AXA Miles.

   AllianceBernstein Long-term Incentive Compensation Plans

   AllianceBernstein maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AllianceBernstein Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made, however, ACMC, LLC ("ACMC"), an indirect wholly owned subsidiary of AXA Financial, is obligated to make capital contributions to AllianceBernstein in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. Prior to changes implemented by AllianceBernstein in fourth quarter 2011, as further described below, compensation expense for the remaining active plans was recognized on a straight-line basis over the applicable vesting period. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding units or certain investment products (primarily mutual funds) sponsored by AllianceBernstein. Beginning in 2009, annual awards granted under the Amended and Restated AllianceBernstein Incentive Compensation Award Program were in the form of restricted Holding units.

   In fourth quarter 2011, AllianceBernstein implemented changes to AllianceBernstein's employee long-term incentive compensation award. AllianceBernstein amended all outstanding year-end deferred incentive compensation awards of active employees (i.e., those employees employed as of December 31, 2011), so that employees who terminate their employment or are terminated without cause may continue to vest, so long as the employees do not violate the agreements and covenants set forth in the applicable award agreement, including restrictions on competition, employee and client solicitation, and a claw-back for failing to follow existing risk management policies. This amendment resulted in the immediate recognition in the fourth quarter of the cost of all unamortized deferred incentive compensation on outstanding awards from prior years that would otherwise have been expensed in future periods.

   As a result of this change, AllianceBernstein expensed in the fourth quarter all unamortized deferred incentive compensation awards from prior years and 100% of the expense associated with its 2011 deferred incentive compensation awards. The Company recorded a one-time, non-cash charge of $115 million, net of income taxes and noncontrolling interest in 2011.

   In addition, awards granted in 2012 contain the same vesting provisions and, accordingly, AllianceBernstein's annual incentive compensation expense reflect 100% of the expense associated with the deferred incentive compensation awarded in each year. This approach to expense recognition closely matches the economic cost of awarding deferred incentive compensation to the period in which the related service is performed.

   AllianceBernstein engages in open-market purchases of AllianceBernstein Holding L.P. ("AB Holding") units ("Holding units") to help fund anticipated obligations under its incentive compensation award program, for purchases of Holding units from employees and other corporate purposes. During 2013 and 2012, AllianceBernstein purchased 5.2 million and 15.7 million Holding units for $111 million and $239 million respectively. These amounts reflect open-market purchases of 1.9 million and 12.3 million Holding units for $39 million and $182 million, respectively, with the remainder relating to purchases of Holding units from employees to allow them to fulfill statutory tax requirements at the time of distribution of long-term incentive compensation awards, offset by Holding units purchased by employees as part of a distribution reinvestment election.

   AllianceBernstein granted to employees and Eligible Directors 13.9 million (including 6.5 million restricted Holding units granted in December 2013 for 2013 year-end rewards and 6.5 million granted in January 2013 for 2012 year-end awards). During 2012, AllianceBernstein granted to employees and Eligible Directors 12.1 million restricted Holding awards (including
   8.7 million granted in January 2012 for 2011 year-end awards). Prior to third quarter 2013, AllianceBernstein funded these awards by allocating previously repurchased Holding units that had been held in its consolidated rabbi trust. In December 2013, AB Holding newly issued 3.9 million Holding units to fund the restricted Holding units awards granted in December 2013.

   Effective July 1, 2013, management of AllianceBernstein and AllianceBernstein Holding L.P. ("AB Holding") retired all unallocated Holding units in AllianceBernstein's consolidated rabbi trust. To retire such units, AllianceBernstein delivered the unallocated Holding units held in its consolidated rabbi trust to AB Holding in exchange for the same amount of AllianceBernstein units. Each entity then retired its respective units. As a result, on July 1, 2013, each of AllianceBernstein's and AB Holding's units outstanding decreased by approximately 13.1 million units. AllianceBernstein and AB Holding intend to retire additional units as AllianceBernstein purchases Holding units on the open market or from employees to allow them to fulfill statutory tax withholding requirements at the time of distribution of long-term incentive compensation awards, if such units are not required to fund new employee awards in the near future. If a sufficient number of Holding units is not available in the rabbi trust to fund new awards, AB Holding will issue new Holding units in exchange for newly-issued AllianceBernstein units, as was done in December 2013.

   The 2012 long-term incentive compensation awards allowed most employees to allocate their award between restricted Holding units and deferred cash. As a result, 6.5 million restricted Holding unit awards for the December 2012 awards were awarded and allocated as such within the consolidated rabbi trust in January. There were approximately 17.9 million unallocated Holding units remaining in the consolidated rabbi trust as of December 31, 2012. The purchases and issuances of Holding units resulted in an increase of $60 million in Capital in excess of par value during 2012 with a corresponding decrease of $60 million in Noncontrolling interest.

   The Company recorded compensation and benefit expenses in connection with these long-term incentive compensation plans of AllianceBernstein totaling $156 million, $147 million and $625 million (which includes the one-time, non-cash deferred compensation charge of $472 million) for 2013, 2012 and 2011, respectively. The cost of the 2013 awards made in the form of restricted Holding units was measured, recognized, and disclosed as a share-based compensation program.

   On July 1, 2010, the AllianceBernstein 2010 Long Term Incentive Plan ("2010 Plan"), as amended, was established, under which various types of Holding unit-based awards have been available for grant to its employees and Eligible Directors, including restricted or phantom restricted Holding unit awards, Holding unit appreciation rights and performance awards, and options to buy Holding units. The 2010 Plan will expire on June 30, 2020 and no awards under the 2010 Plan will be made after that date. Under the 2010 Plan, the aggregate number of Holding units with respect to which awards may be granted is 60 million, including no more than 30 million newly issued Holding units. As of December 31, 2013, 248,281 options to buy Holding units had been granted and 38 million Holding units net of forfeitures, were subject to other Holding unit awards made under the 2010 Plan. Holding unit-based awards (including options) in respect of 22 million Holding units were available for grant as of December 31, 2013.

14)INCOME TAXES

   A summary of the income tax (expense) benefit in the consolidated statements of earnings (loss) follows:

                                                2013     2012      2011
                                              -------- -------  ---------
                                                     (IN MILLIONS)
Income tax (expense) benefit:
  Current (expense) benefit.................. $    197 $  (233) $      40
  Deferred (expense) benefit.................    1,876     391     (1,338)
                                              -------- -------  ---------
Total........................................ $  2,073 $   158  $  (1,298)
                                              ======== =======  =========

   The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and noncontrolling interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

                                                2013     2012      2011
                                              --------  ------  ---------
                                                     (IN MILLIONS)

Expected income tax (expense) benefit........ $  1,858  $  (20) $  (1,443)
Noncontrolling interest......................      101      37        (36)
Separate Accounts investment activity........      122      94         83
Non-taxable investment income (loss).........       20      24          8
Adjustment of tax audit reserves.............      (14)     (2)        (7)
State income taxes...........................       (6)      7          7
AllianceBernstein Federal and foreign taxes..        2      10        (13)
Tax settlement...............................       --      --         84
Other........................................      (10)      8         19
                                              --------  ------  ---------
Income tax (expense) benefit................. $  2,073  $  158  $  (1,298)
                                              ========  ======  =========

   The Internal Revenue Service ("IRS") completed its examination of the Company's 2004 and 2005 Federal corporate income tax returns and issued its Revenue Agent's Report during the third quarter of 2011. The impact of these completed audits on the Company's financial statements and unrecognized tax benefits in 2011 was a tax benefit of $84 million.

   The U.S. Department of the Treasury 2013-2014 Priority Guidance Plan includes an item for guidance in the form of a revenue ruling with respect to the calculation of the Separate Account dividends received deduction ("DRD"). The ultimate timing and substance of any such guidance is unknown. It is also possible that the calculation of the Separate Account DRD will be addressed in future legislation. Any such guidance or legislation could result in the elimination or reduction on either a retroactive or prospective basis of the Separate Account DRD tax benefit that the Company receives.

   The components of the net deferred income taxes are as follows:

                                               DECEMBER 31, 2013   December 31, 2012
                                              ------------------- -------------------
                                              ASSETS  LIABILITIES Assets  Liabilities
                                              ------- ----------- ------- -----------
                                                           (IN MILLIONS)

Compensation and related benefits............ $   104   $      -- $   207   $      --
Reserves and reinsurance.....................      --         688      --       2,419
DAC..........................................      --       1,016      --         960
Unrealized investment gains or losses........      --          85      --         739
Investments..................................      --       1,410      --       1,137
Alternative minimum tax credits..............      --          --     157          --
Net operating losses.........................     492          --      --          --
Other........................................       7          --      --          57
                                              -------   --------- -------   ---------
Total........................................ $   603   $   3,199 $   364   $   5,312
                                              =======   ========= =======   =========

   The Company does not provide income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are not permanently invested outside the United States. As of December 31, 2013, $238 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested. At existing applicable income tax rates, additional taxes of approximately $92 million would need to be provided if such earnings were remitted.

   At December 31, 2013, of the total amount of unrecognized tax benefits, $568 million would affect the effective rate. At December 31, 2012, of the total amount of unrecognized tax benefits, $522 million would affect the effective rate.

   The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2013 and 2012 were $120 million and $105 million, respectively. For 2013, 2012 and 2011, respectively, there were $15 million, $4 million and $14 million in interest expense related to unrecognized tax benefits.

   A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                                2013     2012      2011
                                              -------  --------  --------
                                                     (IN MILLIONS)
Balance at January 1,........................ $   573  $    453  $    434
Additions for tax positions of prior years...      57       740       337
Reductions for tax positions of prior years..     (38)     (620)     (235)
Additions for tax positions of current year..      --        --         1
Settlements with tax authorities.............      --        --       (84)
                                              -------  --------  --------
Balance at December 31,...................... $   592  $    573  $    453
                                              =======  ========  ========

   In 2012, the Internal Revenue Service commenced the examination of the 2006 and 2007 tax years. An appeal of the 2004 and 2005 tax years is pending at the Appeals Office of the IRS. It is reasonably possible that the total amounts of unrecognized tax benefit will change within the next 12 months due to the conclusion of IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

15)ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

   AOCI represents cumulative gains (losses) on items that are not reflected in earnings (loss). The balances for the past three years follow:

                                                     DECEMBER 31,
                                              --------------------------
                                                2013     2012     2011
                                              -------- -------- --------

                                                    (IN MILLIONS)
Unrealized gains (losses) on investments..... $    141 $  1,352 $    772
Defined benefit pension plans................    (757)  (1,056)  (1,082)
                                              -------- -------- --------
Total accumulated other comprehensive income
  (loss).....................................    (616)      296    (310)
                                              -------- -------- --------
Less: Accumulated other comprehensive
  (income) loss attributable to
  noncontrolling interest....................       13       21       13
                                              -------- -------- --------
Accumulated Other Comprehensive Income
  (Loss) Attributable to AXA Equitable....... $  (603) $    317 $  (297)
                                              ======== ======== ========

   The components of OCI for the past three years, net of tax, follow:

                                                 2013     2012    2011
                                              ---------  ------ --------

                                                    (IN MILLIONS)
Change in net unrealized gains (losses) on
  investments:
  Net unrealized gains (losses) arising
   during the year........................... $  (1,550) $  658 $    571
  (Gains) losses reclassified into net
   earnings (loss) during the year/(1)/......        49      59       18
                                              ---------  ------ --------
Net unrealized gains (losses) on investments.   (1,501)     717      589
Adjustments for policyholders liabilities,
  DAC, insurance liability loss recognition
  and other..................................       290   (137)    (223)
                                              ---------  ------ --------
Change in unrealized gains (losses), net of
  adjustments and (net of deferred income
  tax expense (benefit) of $654 million,
  $(318) million and $(193) million).........   (1,211)     580      366
                                              ---------  ------ --------
Change in defined benefit plans:
  Net gain (loss) arising during the year....       198    (82)    (169)
  Prior service cost arising during the year.        --       1       --
  Less: reclassification adjustments to net
   earnings (loss) for:/(2)/
   Amortization of net (gains) losses
     included in net periodic cost...........       101     106       94
   Amortization of net prior service credit
     included in net periodic cost...........        --       1        1
                                              ---------  ------ --------
Change in defined benefit plans (net of
  deferred income tax expense (benefit) of
  $161 million, $14 million and $(40)
  million)...................................       299      26     (74)
                                              ---------  ------ --------
Total other comprehensive income (loss), net
  of income taxes............................     (912)     606      292
Less: Other comprehensive (income) loss
  attributable to noncontrolling interest....       (8)       8       21
                                              ---------  ------ --------

Other Comprehensive Income (Loss)
  Attributable to AXA Equitable.............. $   (920)  $  614 $    313
                                              =========  ====== ========

  /(1)/See "Reclassification adjustments" in Note 3. Reclassification amounts presented net of income tax expense (benefit) of $(26) million, $(32) million and $(10) million for 2013, 2012 and 2011, respectively.
  /(2)/These AOCI components are included in the computation of net periodic costs (see Note 12). Reclassification amounts presented net of income tax expense (benefit) of $(54) million, $(58) million and $(51) million for 2013, 2012 and 2011, respectively.

   Investment gains and losses reclassified from AOCI to net earnings (loss) primarily consist of realized gains (losses) on sales and OTTI of AFS securities and are included in Total investment gains (losses), net on the consolidated statements of earnings (loss). Amounts reclassified from AOCI to net earnings (loss) as related to defined benefit plans primarily consist of amortizations of net (gains) losses and net prior service cost (credit) recognized as a component of net periodic cost and reported in Compensation and benefit expenses in the consolidated statements of earnings (loss). Amounts presented in the table above are net of tax.

16)COMMITMENTS AND CONTINGENT LIABILITIES

   Debt Maturities

   At December 31, 2013, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity, were $0 million for 2014, $200 million for 2015, $0 million for 2016 and thereafter.

   Leases

   The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2014 and the four successive years are $217 million, $216 million, $209 million, $208 million, $192 million and $1,232 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2014 and the four successive years is $41 million, $48 million, $47 million, $48 million, $48 million and $316 million thereafter.

   Restructuring

   As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. In 2013, 2012 and 2011, respectively, AXA Equitable recorded $85 million, $30 million and $55 million pre-tax charges related to severance and lease costs. The amounts recorded in 2013 included a pre-tax charge of $52 million related to the reduction in office space in the Company's 1290 Avenue of the Americas, New York, NY headquarters. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                                  DECEMBER 31,
                                              --------------------
                                               2013   2012   2011
                                              ------ ------ ------

                                                 (IN MILLIONS)
Balance, beginning of year................... $   52 $   44 $   11
Additions....................................    140     54     79
Cash payments................................   (66)   (46)   (43)
Other reductions.............................    (4)     --    (3)
                                              ------ ------ ------
Balance, End of Year......................... $  122 $   52 $   44
                                              ====== ====== ======

   As a result of AllianceBernstein's ongoing efforts to operate more efficiently during 2013 and 2012, respectively, AllianceBernstein recorded a $4 million and $21 million pre-tax charge related to severance costs. During 2013 and 2012, AllianceBernstein recorded $28 million and $223 million, respectively, of pre-tax real estate charges related to a global office space consolidation plan. The charges reflected the net present value of the difference between the amount of AllianceBernstein's on-going contractual operating lease obligations for this space and their estimate of current market rental rates, as well as the write-off of leasehold improvements, furniture and equipment related to this space offset by changes in estimates relating to previously recorded real estate charges. Included in the 2013 real estate charge was a charge of $17 million related to additional sublease losses resulting from the extension of sublease marketing periods. AllianceBernstein will compare current sublease market conditions to those assumed in their initial write-offs and record any adjustments if necessary.

   Guarantees and Other Commitments

   The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2013, these arrangements include commitments by the Company to provide equity financing of $504 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

   AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

   The Company had $18 million of undrawn letters of credit related to reinsurance at December 31, 2013. The Company had $595 million of commitments under existing mortgage loan agreements at December 31, 2013.

   The Company has implemented capital management actions to mitigate statutory reserve strain for certain level term and UL policies with secondary guarantees and GMDB and GMIB riders on the Accumulator(R) products sold on or after January 1, 2006 and in-force at September 30, 2008 through reinsurance transactions with AXA Arizona, a wholly-owned subsidiary of AXA Financial.

   AXA Equitable receives statutory reserve credits for reinsurance treaties with AXA Arizona to the extent that AXA Arizona holds assets in an irrevocable trust (the "Trust") ($6,805 million at December 31, 2013) and/or letters of credit ($3,251 million at December 31, 2013). These letters of credit are guaranteed by AXA. Under the reinsurance transactions, AXA Arizona is permitted to transfer assets from the Trust under certain circumstances. The level of statutory reserves held by AXA Arizona fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or securing additional letters of credit, which could adversely impact AXA Arizona's liquidity.

   During 2009, AllianceBernstein entered into a subscription agreement under which it committed to invest up to $35 million, as amended in 2011, in a venture capital fund over a six-year period. As of December 31, 2013, AllianceBernstein had funded $25 million of this commitment.

   During 2010, as general partner of the AllianceBernstein U.S. Real Estate L.P. (the "Real Estate Fund"), AllianceBernstein committed to invest $25 million in the Real Estate Fund. As of December 31, 2013, AllianceBernstein had funded $12 million of this commitment.

   During 2012, AllianceBernstein entered into an investment agreement under which it committed to invest up to $8 million in an oil and gas fund over a three-year period. As of December 31, 2013, AllianceBernstein had funded $8 million of this commitment.

17)LITIGATION

   INSURANCE LITIGATION

   A lawsuit was filed in the United States District Court of the District of New Jersey in July 2011, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC ("FMG LLC") ("Sivolella Litigation"). The lawsuit was filed derivatively on behalf of eight funds. The lawsuit seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), for alleged excessive fees paid to AXA Equitable and FMG LLC for investment management services. In November 2011, plaintiff filed an amended complaint, adding claims under Sections 47(b) and 26(f) of the Investment Company Act, as well as a claim for unjust enrichment. In addition, plaintiff purports to file the lawsuit as a class action in addition to a derivative action. In the amended complaint, plaintiff seeks recovery of the alleged overpayments, rescission of the contracts, restitution of all fees paid, interest, costs, attorney fees, fees for expert witnesses and reserves the right to seek punitive damages where applicable. In December 2011, AXA Equitable and FMG LLC filed a motion to dismiss the amended complaint. In May 2012, the Plaintiff voluntarily dismissed her claim under Section 26(f) seeking restitution and rescission under Section 47(b) of the 1940 Act. In September 2012, the Court denied the defendants' motion to dismiss as it related to the Section 36(b) claim and granted the defendants' motion as it related to the unjust enrichment claim.

   In January 2013, a second lawsuit was filed in the United States District Court of the District of New Jersey entitled Sanford et al. v. FMG LLC ("Sanford Litigation"). The lawsuit was filed derivatively on behalf of eight funds, four of which are named in the Sivolella lawsuit as well as four new funds, and seeks recovery under Section 36(b) of the Investment Company Act for alleged excessive fees paid to FMG LLC for investment management services. In light of the similarities of the allegations in the Sivolella and Sanford Litigations, the parties and the Court agreed to consolidate the two lawsuits.

   In April 2013, the plaintiffs in the Sivolella and Sanford Litigations amended the complaints to add additional claims under Section 36(b) of the Investment Company Act for recovery of alleged excessive fees paid to FMG LLC in its capacity as administrator of EQ Advisors Trust. The Plaintiffs seek recovery of the alleged overpayments, or alternatively, rescission of the contract and restitution of the excessive fees paid, interest, costs and fees.

   INSURANCE REGULATORY MATTERS

   AXA Equitable is subject to various statutory and regulatory requirements concerning the payment of death benefits and the reporting and escheatment of unclaimed property, and is subject to audit and examination for compliance with these requirements. AXA Equitable, along with other life insurance industry companies, has been the subject of various inquiries regarding its death claim, escheatment, and unclaimed property procedures and is cooperating with these inquiries. For example, in June 2011, the New York State Attorney General's office issued a subpoena to AXA Equitable in connection with its investigation of industry escheatment and unclaimed property procedures. AXA Equitable is also under audit by a third party auditor acting on behalf of a number of U.S. state jurisdictions reviewing compliance with unclaimed property laws of those jurisdictions. In July 2011, AXA Equitable received a request from the New York State Department of Financial Services (the "NYSDFS") to use data available on the U.S. Social Security Administration's Death Master File ("DMF") or similar database to identify instances where death benefits under life insurance policies, annuities and retained asset accounts are payable, to locate and pay beneficiaries under such contracts, and to report the results of the use of the data. AXA Equitable filed a number of reports with the NYSDFS related to its request and has completed the process. A number of life insurance industry companies have received a multistate targeted market conduct examination notice issued on behalf of various U.S. state insurance departments reviewing use of the DMF, claims processing and payments to beneficiaries. In December 2012, AXA Equitable received an examination notice on behalf of at least six insurance departments. The audits and related inquiries have resulted in the payment of death benefits and changes to AXA Equitable's relevant procedures. AXA Equitable expects it will also result in the reporting and escheatment of unclaimed death benefits, including potential interest on such payments, and the payment of examination costs. In addition, AXA Equitable, along with other life insurance industry companies, is subject to lawsuits that may be filed by state regulatory agencies or other litigants.

   AXA Equitable is responding to requests for information and documents from the Consumer Protection Division of the NYDFS relating to the AXA Tactical Manager ("ATM") volatility management tool strategy. The inquiry relates to whether we failed to comply with certain provisions of New York Insurance law with respect to the implementation of the ATM strategy. The NYDFS has informed AXA Equitable that it intends to seek a penalty for what it considers a failure to comply with such provisions. AXA Equitable has responded to, and is actively discussing the issue with the NYDFS.

   ALLIANCEBERNSTEIN LITIGATION

   During first quarter 2012, AllianceBernstein received a legal letter of claim (the "Letter of Claim") sent on behalf of Philips Pension Trustees Limited and Philips Elecronics UK Limited ("Philips"), a former pension fund client, alleging that AllianceBernstein Limited (a wholly-owned subsidiary of AllianceBernstein organized in the United Kingdom) was negligent and failed to meet certain applicable standards of care with respect to AllianceBernstein's initial investment in and management of a (Pounds)500 million portfolio of U.S. mortgage-backed securities. The alleged damages range between $177 million and $234 million plus compound interest on an alleged $125 million of realized losses in the portfolio. On January 2, 2014, Philips filed a claim form in the High Court of Justice in London, England regarding their alleged claim. AllianceBernstein believes that it has strong defenses to these claims, which were set forth in AllianceBernstein's October 12, 2012 response to the Letter of Claim, and will defend this matter vigorously.

           ---------------------------------------------------------

   In addition to the matters described above, a number of lawsuits, claims and assessments have been filed against life and health insurers and asset managers in the jurisdictions in which AXA Equitable and its respective subsidiaries do business. These actions and proceedings involve, among other things, insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, alleged breach of fiduciary duties, alleged mismanagement of client funds and other matters. Some of the matters have resulted in the award of substantial judgments against other insurers and asset managers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable and its subsidiaries from time to time are involved in such actions and proceedings. Some of these actions and proceedings filed against AXA Equitable and its subsidiaries have been brought on behalf of various alleged classes of plaintiffs and certain of these plaintiffs seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on AXA Equitable's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

   Although the outcome of litigation and regulatory matters generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the litigation and regulatory matters described therein involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of AXA Equitable. Management cannot make an estimate of loss, if any, or predict whether or not any of the litigations and regulatory matters described above will have a material adverse effect on AXA Equitable's consolidated results of operations in any particular period.

18)INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

   AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under New York insurance law, a domestic life insurer may, without prior approval of the Superintendent of the NYSDFS, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $382 million during 2014. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent of the NYSDFS who then has 30 days to disapprove the distribution. For 2013, 2012 and 2011, respectively, AXA Equitable's statutory net income (loss) totaled $(28) million, $602 million and $967 million. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $4,358 million and $5,178 million at December 31, 2013 and 2012, respectively. In 2013, AXA Equitable paid $234 million in cash and transferred approximately 10.9 million in Units of AllianceBernstein (fair value of $234 million) in shareholder dividends to AXA Financial. In 2012 and 2011, respectively, AXA Equitable paid $362 million and $379 million in shareholder dividends.

   At December 31, 2013, AXA Equitable, in accordance with various government and state regulations, had $83 million of securities on deposit with such government or state agencies.

   At December 31, 2013 AXA Equitable had affiliated surplus notes of $825 million due to AXA Financial. The accrual and payment of interest expense and the payment of principal related to surplus notes require approval from the NYSDFS. Interest expense in 2013 will approximate $55 million. In second quarter 2013 AXA Equitable repaid a $500 million surplus note at par values plus interest accrued to AXA Financial.

   At December 31, 2013 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYSDFS and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2013.

   Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein and AllianceBernstein Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (h) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (i) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under U.S. GAAP, (j) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting and (k) cost of reinsurance which is recognized as expense under SAP and amortized over the life of the underlying reinsured policies under U.S. GAAP.

   The following tables reconcile AXA Equitable's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by NYSDFS laws and regulations with consolidated net earnings (loss) and equity attributable to AXA Equitable on a U.S. GAAP basis.

                                                         DECEMBER 31,
                                              ----------------------------------
                                                 2013        2012        2011
                                              ----------  ----------  ----------
                                                         (IN MILLIONS)
Net change in statutory surplus and capital
  stock...................................... $     (864) $       64  $      824
Change in AVR................................         46         269        (211)
                                              ----------  ----------  ----------
Net change in statutory surplus, capital
  stock and AVR..............................       (818)        333         613
Adjustments:
  Future policy benefits and policyholders'
   account balances..........................       (607)       (508)       (270)
  DAC........................................         75         142      (2,861)
  Deferred income taxes......................      2,038         798      (1,272)
  Valuation of investments...................          7        (377)         16
  Valuation of investment subsidiary.........       (109)       (306)        590
  Increase (decrease) in the fair value of
   the reinsurance contract asset............     (4,297)        497       5,941
  Pension adjustment.........................       (478)        (41)        111
  Amortization of deferred cost of insurance
   ceded to AXA Arizona......................       (280)       (126)       (156)
  Shareholder dividends paid.................        468         362         379
  Changes in non-admitted assets.............          2        (489)       (154)
  Repayment of surplus Note..................        500          --          --
  Other, net.................................        (74)       (190)        (10)
                                              ----------  ----------  ----------
U.S. GAAP Net Earnings (Loss) Attributable
  to AXA Equitable........................... $   (3,573) $       95  $    2,927
                                              ==========  ==========  ==========

                                                         DECEMBER 31,
                                              ----------------------------------
                                                 2013        2012        2011
                                              ----------  ----------  ----------
                                                         (IN MILLIONS)
Statutory surplus and capital stock.......... $    3,825  $    4,689  $    4,625
AVR..........................................        535         489         220
                                              ----------  ----------  ----------
Statutory surplus, capital stock and AVR.....      4,360       5,178       4,845
Adjustments:
  Future policy benefits and policyholders'
   account balances..........................     (3,884)     (3,642)     (2,456)
  DAC........................................      3,874       3,728       3,545
  Deferred income taxes......................     (2,672)     (5,330)     (5,357)
  Valuation of investments...................        703       3,271       2,266
  Valuation of investment subsidiary.........       (515)       (137)        231
  Fair value of reinsurance contracts........      6,747      11,044      10,547
  Deferred cost of insurance ceded to AXA
   Arizona...................................      2,366       2,646       2,693
  Non-admitted assets........................        469         467         510
  Issuance of surplus notes..................     (1,025)     (1,525)     (1,525)
  Other, net.................................        115        (264)       (459)
                                              ----------  ----------  ----------
U.S. GAAP Total Equity Attributable to AXA
  Equitable.................................. $   10,538  $   15,436  $   14,840
                                              ==========  ==========  ==========

19)BUSINESS SEGMENT INFORMATION

   The following tables reconcile segment revenues and earnings (loss) from continuing operations before income taxes to total revenues and earnings
   (loss) as reported on the consolidated statements of earnings (loss) and segment assets to total assets on the consolidated balance sheets, respectively.

                                                 2013       2012        2011
                                              ---------  ----------  ----------
                                                        (IN MILLIONS)
SEGMENT REVENUES:
Insurance.................................... $     (54) $    6,443  $   15,140
Investment Management/(1)/...................     2,915       2,738       2,750
Consolidation/elimination....................       (21)        (21)        (18)
                                              ---------  ----------  ----------
Total Revenues............................... $   2,840  $    9,160  $   17,872
                                              =========  ==========  ==========

   /(1)/Intersegment investment advisory and other fees of approximately $67 million, $58 million and $56 million for 2013, 2012 and 2011, respectively, are included in total revenues of the Investment Management segment.

                                                 2013       2012         2011
                                              ---------  ----------  -----------
                                                         (IN MILLIONS)
SEGMENT EARNINGS (LOSS) FROM CONTINUING
OPERATIONS, BEFORE INCOME TAXES:
Insurance.................................... $  (5,872) $     (132) $     4,284
Investment Management/(2)/...................       564         190         (164)
Consolidation/elimination....................        (1)         --            4
                                              ---------  ----------  -----------
Total Earnings (Loss) from Continuing
  Operations, before Income Taxes............ $  (5,309) $       58  $     4,124
                                              =========  ==========  ===========

  /(2)/Net of interest expenses incurred on securities borrowed.

                                                    DECEMBER 31,
                                              -----------------------
                                                 2013         2012
                                              ----------  -----------
                                                   (IN MILLIONS)
SEGMENT ASSETS:
Insurance.................................... $  171,532  $   164,201
Investment Management........................     11,873       12,647
Consolidation/elimination....................         (4)          (5)
                                              ----------  -----------
Total Assets................................. $  183,401  $   176,843
                                              ==========  ===========

   In accordance with SEC regulations, securities with a fair value of $925 million and $1,509 million have been segregated in a special reserve bank custody account at December 31, 2013 and 2012, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under the Exchange Act.

20)QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

   The quarterly results of operations for 2013 and 2012 are summarized below:

                                                                THREE MONTHS ENDED
                                              ------------------------------------------------------
                                                MARCH 31       JUNE 30     SEPTEMBER 30  DECEMBER 31
                                              ------------  ------------  -------------  -----------
                                                                   (IN MILLIONS)
2013
----
Total Revenues............................... $        392  $        537  $         834  $     1,077
                                              ============  ============  =============  ===========
Earnings (Loss) from Continuing
  Operations, Net of Income Taxes,
  Attributable to AXA Equitable.............. $     (1,004) $     (1,051) $        (878) $      (640)
                                              ============  ============  =============  ===========
Net Earnings (Loss), Attributable to AXA
  Equitable.................................. $     (1,004) $     (1,051) $        (878) $      (640)
                                              ============  ============  =============  ===========

2012
----
Total Revenues............................... $       (952) $      6,475  $       1,728  $     1,909
                                              ============  ============  =============  ===========
Earnings (Loss) from Continuing
  Operations, Net of Income Taxes,
  Attributable to AXA Equitable.............. $     (1,635) $      2,421  $        (241) $      (450)
                                              ============  ============  =============  ===========
Net Earnings (Loss), Attributable to AXA
  Equitable.................................. $     (1,635) $      2,421  $        (241) $      (450)
                                              ============  ============  =============  ===========

                                    PART C

                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits

         (a) Financial Statements included in Part B for both the Member Retirement Program contract and Retirement Investment Account contract, respectively:

                The financial statements of AXA Equitable Life Insurance Company and Separate Account Nos. 10 (Pooled), 4 (Pooled), 3 (Pooled) and 66 are included in each of the above contract's Statement of Additional Information, respectively.

         (b)    Exhibits.

         The following exhibits correspond to those required by paragraph(b) of item 24 as to exhibits in Form N-4:

         1. Resolutions of the Board of Directors of The Equitable Life Assurance Society of the United States ("Equitable") authorizing the establishment of Separate Account Nos. 3, 4 and 10 and additional similar separate accounts, incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 2 to Registration No. 2-91983, filed on April 14, 1986.

         2.     Not Applicable.

         3      (a)    Amended and Restated Participation Agreement among EQ
                       Advisors Trust, AXA Equitable Life Insurance Company
                       ("AXA Equitable"), AXA Distributors and AXA Advisors dated July 15, 2002 is incorporated herein by reference to Post-Effective Amendment No. 25 to the EQ Advisor's
                       Trust Registration Statement on Form N-1A (File No.
                       333-17217 and 811-07953), filed on February 7, 2003.

                (a)(i) Amendment No. 1, dated May 2,2003, to the Amended and
                       Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 28 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 10,2004.

                (a)(ii)Amendment No. 2, dated July 9,2004, to the Amended and
                       Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-7217) on Form N-1A filed on October 15,2004.

               (a)(iii)Amendment No. 3, dated October 1,2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

                (a)(iv)Amendment No. 4, dated May 1,2005, to the Amended and
                       Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 37 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 7, 2005.

                (a)(v) Amendment No. 5, dated September 30, 2005, to the
                       Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 44 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 5,2006.

                (a)(vi)Amendment No. 6, dated August 1, 2006, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 51 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 2, 2007.

               (a)(vii)Amendment No. 7, dated May 1, 2007, to the Amended and
                       Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 53 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 27, 2007.

              (a)(viii)Amendment No. 8, dated January 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 56 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on December 27, 2007.

                (a)(ix)Amendment No. 9, dated May 1, 2008, to the Amended and
                       Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 61 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 13, 2009.

                (a)(x) Amendment No. 10, dated January 1, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 64 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on March 16, 2009.

                (a)(xi)Amendment No. 11, dated May 1, 2009, to the Amended and
                       Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 67 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 15, 2009.

               (a)(xii)Amendment No. 12, dated September 29,2009, to the
                       Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 70 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on January 21, 2010.

              (a)(xiii)Amendment No. 13, dated August 16, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

               (a)(xiv)Amendment No. 14, dated December 15, 2010, to the
                       Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

                (a)(xv)Amendment No. 15, dated June 7, 20ll, to the Amended and
                       Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference and/or previously filed with Post-Effective Amendment No. 84 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on August 17, 2011.

               (a)(xvi)Amendment No. 16, dated April 30, 2012, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable and AXA Distributors dated
                       July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 96 to the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 7, 2012.

                (b) Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3,2001 incorporated herein by reference to and/or previously filed with Pre-Effective Amendment No. 1 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on December 10, 2001.

                (b)(i) Amendment No. 1, dated as of August 1, 2003 to the
                       Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 6 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 25,2004.

                (b)(ii)Amendment No. 2, dated as of May 1, 2006 to the
                       Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3,2001 incorporated herein by reference to Post-Effective Amendment No. 16 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on June 1,2006.

               (b)(iii)Amendment No. 3, dated as of May 25,2007 to the
                       Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3,2001 incorporated herein by reference to Post-Effective Amendment No. 20 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 5,2008.

                (c) Sales Agreement, dated as of January 1, 1995, by and among Equico Securities, Inc. (now AXA Advisors, LLC), Equitable, Separate Account A, Separate Account No. 301 and Separate Account No. 51, incorporated by reference to Exhibit No. 3(d) to Registration Statement (File
                       No. 33-76030), filed on April 24, 1995.

                (d) Distribution Agreement for services by The Equitable Life Assurance Society of the United States to AXA Network, LLC, and its subsidiaries dated January 1, 2000, incorporated by reference to Exhibit No. 3(d) to Registration Statement (File No. 33-58950), filed on April 19, 2001.

                (e) Transition Agreement for services by AXA Network, LLC and its subsidiaries to The Equitable Life Assurance Society of the United States dated January 1, 2000. Incorporated by reference to Exhibit No. 3(e) to Registration Statement (File No. 33-58950) filed on April 19, 2001.

                (f) General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, previously filed with this Registration Statement No. (File No. 2-30070) on April 19, 2004.

                (f)(i) First Amendment dated as of January 1, 2003 to General
                       Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) on April 24, 2012.

                (f)(ii)Second Amendment dated as of January 1, 2004 to General
                       Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) on April 24, 2012.

               (f)(iii)Third Amendment dated as of July 19, 2004 to General
                       Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

                (f)(iv)Fourth Amendment dated as of November 1, 2004 to General
                       Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

                (f)(v) Fifth Amendment dated as of November 1, 2006, to General
                       Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) filed on April 24, 2012.

                (f)(vi)Sixth Amendment dated as of February 15, 2008, to
                       General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) filed on April 24, 2012.

               (f)(vii)Seventh Amendment dated as of February 15, 2008, to
                       General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries previously filed with this Registration Statement on Form N-4 (File No. 2-30070) to
                       Exhibit 3(r), filed April 20, 2009.

              (f)(viii)Eighth Amendment dated as of November 1, 2008, to
                       General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries previously filed with this Registration Statement on Form N-4 (File No. 2-30070) filed on
                       April 20, 2009.

                (f)(ix)Ninth Amendment dated as of November 1, 2011 to General
                       Agent Sales Agreement dated as of January 1, 2000 by and between AXA Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on April 24, 2012.

                (g) Sales Agreement dated as of January 1, 1994 by and among Equico Securities, Inc. (now AXA Advisors, LLC), Equitable Separate Account A, Separate Account No. 301 and Separate Account No. 51, incorporated by reference to Registration Statement No. 33-91586 on Form N-4 of Registrant, filed April 26, 1995.

         4.     (a)(1) Group Annuity Contract AC 5000-83T (No. 15,740) between
                       Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Master Retirement Trust, incorporated herein by reference to
                       Exhibit 6(a)1 to Post-Effective Amendment No. 2 to Registration No. 2-91983 filed on April 14, 1986.

                (a)(2) Riders 1, 2, 3, 4, 5, 6 and 7 to Group Annuity Contract
                       AC 5000-83T (No. 15,740) between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Master Retirement Trust, as executed, incorporated herein by reference to Exhibit 6(a)2 to Post-Effective Amendment No. 4 to Registration No. 2-91983 filed on April 28, 1988.

                (a)(3) Form of Rider 8 to Group Annuity Contract AC 5000-83T
                       (No. 15,740) between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Master Retirement Trust, incorporated herein by reference to Exhibit 6(a)3 to Post-Effective Amendment No. 8 to Registration No. 2-91983, filed on February 25, 1992.

                (a)(4) Form of Rider 9 to Group Annuity Contract AC 5000-83T
                       between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Master Retirement Trust, incorporated by reference to Exhibit No. 4(a)4 to Registration Statement
                       No. 33-76030, filed on March 3, 1994.

                (b)(1) Group Annuity Contract AC 5000-83E (No. 15,739) between
                       Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Retirement Trust, incorporated herein by reference to Exhibit 6(b)1 to Post-Effective Amendment No. 2 to Registration
                       No. 2-91983, filed on April 14, 1986.

                (b)(2) Riders l, 2, 3, 4, 5, 6 and 7 to Group Annuity Contract
                       AC 5000-83E (No. 15,739) between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Retirement Trust, as executed, incorporated herein by reference to Exhibit 6(b)2 to Post-Effective Amendment No. 2 to Registration No. 2-91983, filed on April 14, 1986.

                (b)(3) Form of Rider 8 to Group Annuity Contract AC 5000-83E
                       (No. 15,739) between Equitable and United States Trust Company of New York, as Trustee under Retirement Investment Account Master Retirement Trust, incorporated herein by reference to Exhibit 6(b)3 to Post-Effective Amendment No. 8 to Registration No. 2-91983, filed on February 25, 1992.

                (b)(4) Form of Rider 9 to Group Annuity Contract AC 5000-83E
                       between Equitable and United States Trust Company of New York, as Trustee under Retirement Investment Account Master Retirement Trust, incorporated by reference to Exhibit No. 4(b)4 to Registration Statement No. 33-76030, filed on March 3, 1994.

                (c)(1) Retirement Investment Account Master Retirement Trust
                       effective as of January 1, 1979, incorporated herein by reference to Exhibit 6(c)1 to Post-Effective Amendment No. 2 to Registration No. 2-91983, filed on April 14, 1986.

                (c)(2) Amendment to the Retirement Investment Account Master
                       Retirement Trust effective July 1, 1984, incorporated herein by reference to Exhibit 6(c)3 to Post-Effective Amendment No. 2 to Registration No. 2-9983, filed on April 14, 1986.

                (c)(3) Revised Retirement Investment Account Master Retirement
                       Trust effective as of March 1, 1990, incorporated herein by reference to Exhibit 6(c)3 to Post-Effective Amendment No. 6 to Registration No. 2-91983, filed on April 27, 1990.

                (c)(4) Form of Restated Retirement Investment Account Master
                       Retirement Trust as submitted to the Internal Revenue Service, incorporated herein by reference to Exhibit 6(c)4 to Post-Effective Amendment No. 8 to Registration No. 2-91983, filed on February 25, 1992.

         4.     (d)(1) Exhibit 6(e) (Copy of Group Annuity Contract AC 6059,
                       effective August 30, 1984, among the United States Trust Company of New York and The Equitable Life Assurance Society of the United States), incorporated by reference to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1988.

                (d)(2) Exhibit 6(f) (Form of Rider No. 1 to Group Annuity
                       Contract AC 6059 between the United States Trust Company of New York and The Equitable Life Assurance Society of the United States), incorporated by reference to Registration No. 33-34554 on Form N-3 of Registrant, filed April 26, 1990.

                (d)(3) Exhibit 6(g) (Form of Rider No. 2 to Group Annuity
                       Contract AC 6059 between the United States Trust Company of New York and The Equitable Life Assurance Society of the United States), incorporated by reference to Registration No. 33-34554 on Form N-3 of Registrant, filed April 26, 1990.

                (d)(4) Form of Rider No. 3 to Group Annuity Contract AC 6059
                       between the United States Trust Company of New York and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration
                       No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                (d)(5) Form of Rider No. 4 to Group Annuity Contract AC 6059
                       between the United States Trust Company of New York and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-46995 on Form N-3 of Registrant, filed March 2, 1993.

                (d)(6) Form of Rider No. 5 to Group Annuity Contract No. AC
                       6059 between The Chase Manhattan Bank, N.A. and The Equitable Life Assurance Society of the United States, incorporated by reference to Exhibit No. 4(f) to Registration Statement No. 333-26101 on Form N-4 of Registrant, filed on April 29, 1997.

         5.     (a)    Exhibit 7(k) (Form of Participation Agreement for the
                       standardized Profit-Sharing Plan under the Association
                       Members Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to
                       Registration Statement on Form S-1 of Registrant, filed
                       April l6, 1986.

                (b) Exhibit 7(l) (Form of Participation Agreement for the non-standardized Profit-Sharing Plan under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April l6, 1986.

                (c) Exhibit 7(m) (Form of Participation Agreement for the standardized Defined Contribution Pension Plan under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April l6, 1986.

                (d) Exhibit 7(n) (Form of Participation Agreement for the non-standardized Defined Contribution Pension Plan under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April 16, 1986.

                (e) Exhibit 7(r) (Copy of Attachment to Profit Sharing Participation Agreement under the Association Members Retirement Plan of the Equitable Life Assurance Society of the United States), incorporated by reference to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1988.

                (f) Exhibit 7(0)(2) (Form of Participant Enrollment Form under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 2 in Form N-3 to Registration Statement on Form S-1 of Registrant, filed April 2l, l987.

                (g) Exhibit 7(t) (Form of Standardized Participation Agreement under the Association Members Defined Benefit Pension Plan), incorporated by reference to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1988.

                (h) Exhibit 7(ee) (Form of Standardized Participation Agreement for the Defined Contribution Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                (i) Exhibit 7(ff) (Form of Non-Standardized Participation Agreement for the Defined Contribution Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                (j) Exhibit 7(gg) (Form of Standardized Participation Agreement for the Profit-Sharing Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                (k) Exhibit 7(hh) (Form of Non-Standardized Participation Agreement for the Profit-Sharing Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                (l) Exhibit 7(ii) (Form of Simplified Participation Agreement for the Defined Contribution Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                (m) Exhibit 7(jj) (Form of Simplified Participation Agreement for the Profit-Sharing Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                (n) Exhibit 7(kk) (Form of Standardized (and non-integrated) Participation Agreement for the Defined Benefit Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                (o) Exhibit 7(ll) (Form of Standardized (and integrated) Participation Agreement for the Defined Benefit Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                (p) Exhibit 7(mm) (Form of Non-Standardized (and non-integrated) Participation Agreement for the Defined Benefit Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                (q) Exhibit 7(nn) (Form of Non-Standardized (and integrated) Participation Agreement for the Defined Benefit Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                (r) Form of First Amendment to the Members Retirement Plan of The Equitable Life Assurance Society of the United States Participation Agreement, as filed with the Internal Revenue Service on December 23, 1991, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                (s) Form of Rider No. 6 to Group Annuity Contract AC 6059 between The Chase Manhattan Bank, N.A. and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-124410 on Form N-3 of Registrant, filed April 27, 2006.

                (t) Form of Rider No. 7 to Group Annuity Contract AC 6059 between The Chase Manhattan Bank, N.A. and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-124410 on Form N-3 of Registrant, filed April 27, 2006.

                (u) Form of Rider No. 8 to Group Annuity Contract AC 6059 between The Chase Manhattan Bank, N.A. and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-124410 on Form N-3 of Registrant, filed April 27, 2006.

         6.     (a)    Restated Charter of AXA Equitable, as amended August 31,
                       2010, incorporated herein by reference to Registration
                       Statement on Form N-4 (File No. 333-05593) on April 24,
                       2012.

                (b) By-Laws of AXA Equitable, as amended September 7, 2004, incorporated herein by reference to Exhibit No. 6.(c) to Registration Statement on Form N-4, (File
                       No. 333-05593), filed on April 20, 2006.

         7.     Not applicable.

         8.     (a)    Retirement Investment Account Enrollment Forms -
                       Including Participation and Enrollment Agreements, incorporated herein by reference to Exhibit 7(a) to Post-Effective Amendment No. 2 to Registration No.
                       2-91983, filed on April 14, 1986.

                (b)(1) Supplementary Agreement to Master Retirement Trust
                       Participation Agreement, incorporated herein by reference to Exhibit 7(b)(1) to Post-Effective Amendment No. 2 to Registration No. 2-91983, filed on April 14, 1986.

                (b)(2) Supplementary Agreement B to Master Retirement Trust
                       Participation Agreement (RIA Loans), incorporated herein by reference to Exhibit 7(b)(2) to Post-Effective Amendment No. 4 to Registration No. 2-91983, filed on April 28, 1988.

                (b)(3) Form of Supplementary Agreement A to Master Retirement
                       Trust Participation Agreement (RIA Partial Funding), as amended, incorporated herein by reference to Exhibit 7(b)(3) to Post-Effective Amendment No. 4 to Registration No. 2-91983, filed on April 30, 1991.

                (b)(4) Form of Supplementary Agreement to Master Retirement
                       Trust Participation Agreement (The Bond Account), incorporated herein by reference to Exhibit 7(b)(4) to Post-Effective Amendment No. 8 to Registration No. 2-91983, filed on April 14, 1986.

                (c) Basic Installation Information Form, dated May, 1989, incorporated herein by reference to Exhibit 7(c) to Post-Effective Amendment No. 9 to Registration Statement No. 2-91983, filed on April 24, 1992.

                (d) RIA Installation Agreement, dated May, 1989, incorporated herein by reference to Exhibit 7(d) to Post-Effective Amendment No. 9 to Registration No. 2-91983, filed on April 24, 1992.

                (e) Form of Participation Agreement among EQ Advisors Trust, Equitable, AXA Distributors LLC and AXA Advisors, LLC, incorporated herein by reference to Exhibit 23.(h)(4)(ix) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A to the Registration Statement of EQ Advisors Trust on Form N-1A (File Nos. 33-17217 and 811-07953), filed on January 15, 2004.

                (f) Exhibit 11(e)(2) (Form of Association Members Retirement Plan, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                (g) Exhibit 11(j)(2) (Form of Association Members Retirement Trust, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                (h) Exhibit 11(k) (Copy of the Association Members Pooled Trust for Retirement Plans, as submitted to the Internal Revenue Service on March 3, 1987), incorporated by reference to Post-Effective Amendment No. 2 to Registration on Form S-1 of Registrant, filed April 2l, l987.

                (i) Exhibit 11(o) (Form of Association Members Defined Benefit Pension Plan, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration
                       No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                (j) Form of First Amendment to the Pooled Trust for Association Members Retirement Plans of The Equitable Life Assurance Society of the United States, as filed with the Internal Revenue Service on December 23, 1991, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                (k) Form of First Amendment to the Association Members Retirement Plan of The Equitable Life Assurance Society of the United States, as filed with the Internal Revenue Service on December 23, 1991, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                (l) Form of Basic Plan Document (No. 1) for the Volume Submitter Plan as filed with the Internal Revenue Service in November 2003, incorporated herein by reference to Exhibit 7(m) to the Registration Statement on Form N-3 covering Separate Account 4, filed on
                       April 26, 2004.

          9. Opinion of Dodie Kent, Esq., Vice President and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, filed herewith.

         10.    (a)    Consent of PricewaterhouseCoopers LLP, filed herewith.

                (b)    Powers of Attorney filed herewith.

         11.           Not applicable.

         12.           Not applicable.

         13.           Not applicable.

 Item 25.  Directors and Officers of AXA Equitable

           Set forth below is information regarding the directors and principal officers of AXA Equitable. AXA Equitable's address is 1290 Avenue of the Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of AXA Equitable.


NAME AND PRINCIPAL              POSITIONS AND OFFICES WITH
BUSINESS ADDRESS                AXA EQUITABLE
------------------              --------------------------
DIRECTORS

Henri de Castries               Director
AXA
25, Avenue Matignon
75008 Paris, France

Denis Duverne                   Director
AXA
25, Avenue Matignon
75008 Paris, France

Barbara Fallon-Walsh            Director
1670 Stephens Drive
Wayne, PA 19087

Danny L. Hale                   Director
900 20th Avenue South
Nashville, TN 37212

Anthony J. Hamilton             Director
79, Chapman Common, West Side
London, England SW49AY

Peter S. Kraus                  Director
AllianceBernstein Corporation
1345 Avenue of the Americas
New York, NY 10105

Ramon de Oliveira               Director
Investment Audit Practice, LLC
70 South Fifth Street
Park Ridge, NJ 07656

Bertram Scott                   Director
Affinity Health Plans
2500 Halsey Street, #2
Bronx, NY 10461

Lorie A. Slutsky                Director
The New York Community Trust
909 Third Avenue
New York, NY 10022

Richard C. Vaughan              Director
764 Lynnmore Lane
Naples, FL 34108-7522

OFFICER-DIRECTOR

*Mark Pearson                   Chairman of the Board,
                                Chief Executive Officer, Director and
                                President

OTHER OFFICERS

*Dave S. Hattem                 Senior Executive Director and General
                                Counsel

Heinz-Juergen Schwering         Senior Executive Director and Chief Risk
                                Officer

*Anders B. Malmstrom            Senior Executive Director and Chief
                                Financial Officer

*Salvatore Piazzolla            Senior Executive Director and Chief Human
                                Resources Officer

*Joshua E. Braverman    Senior Executive Director and Treasurer

*Anthony F. Recine      Managing Director, Chief Compliance Officer
                        and Deputy General Counsel

*Sharon A. Ritchey      Senior Executive Director and Chief
                        Operating Officer

*Michael B. Healy       Executive Director and Chief Information
                        Officer

*Andrea M. Nitzan       Executive Director and Chief Accounting
                        Officer

*Nicholas B. Lane       Senior Executive Director and Head of U.S.
                        Life and Retirement

*Robert O. Wright, Jr.  Senior Executive Director and Head of
                        Wealth Management

*Kevin Molloy           Senior Executive Director

*Kevin E. Murray        Executive Director

Keith Floman            Managing Director and Chief Actuary

*David Kam              Managing Director and Actuary

*Michel Perrin          Managing Director and Actuary

*Karen Field Hazin      Lead Director, Secretary and Associate
                        General Counsel

*Naomi J. Weinstein     Lead Director

Item 26. Persons Controlled by or under Common Control with AXA Equitable or Registrant

         Separate Account Nos. 3, 4, 10 and 66 of AXA Equitable Life Insurance Company (the "Separate Account") are each separate accounts of AXA Equitable. AXA Equitable, a New York stock life insurance company, is a wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company").

         AXA owns 100% of the outstanding common stock of the Holding Company (assuming conversion of the convertible preferred stock held by AXA). AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including AXA Equitable. AXA, a French company, is the holding company for an international group of insurance and related financial services companies.

         (a) The 2013 AXA Group Organizational Charts are incorporated herein by reference to Exhibit 26 to Registration Statement (File No. 2-30070) on Form N-4, filed April 22, 2014.

         (b) The AXA Financial, Inc. - Subsidiary Organization Chart: Q4-2013 is incorporated herein by reference to Exhibit 26(b) to Registration Statement (File No. 2-30070) on Form N-4 filed April 22, 2014.

Item 27. Number of Contractowners

                 As of March 31, 2014, there were 408 participants of Retirement Investment Account Contracts and 4,534 participants in the Members Retirement Program offered by the registrant, all of which are qualified contracts.

Item 28. Indemnification

         (a)    Indemnification of Directors and Officers

                The By-Laws of AXA Equitable Life Insurance Company ("AXA Equitable") provide, in Article VII, as follows:

                7.4    Indemnification of Directors, Officers and Employees.
                       (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

                       (i) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate, is or was a director, officer or employee of the Company shall be indemnified by the Company;

                       (ii) any person made or threatened to be made a party to
                            any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

                       (iii)the related expenses of any such person in any of
                            said categories may be advanced by the Company.

                            (b) To the extent permitted by the law of the State of New York, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss. 721-726; Insurance Law ss. 1216)

                The directors and officers of AXA Equitable are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Endurance Specialty Insurance Company, U.S. Specialty Insurance, St. Paul Travelers, Chubb Insurance Company, AXIS Insurance Company and Zurich Insurance Company. The annual limit on such policies is $105 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

         (b)    Indemnification of Principal Underwriter

                To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, AXA Advisors, LLC has undertaken to indemnify each of its directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of AXA Advisors, LLC.

                Presently, there is no Principal Underwriter of the Members Retirement Program contracts. AXA Equitable provides marketing and sales services for distribution of the Members Retirement Program contracts. For the Members Retirement Program Contracts, no commissions are paid; however, incentive compensation is paid to AXA Equitable employees who provide these services, based upon first year plan contributions and number of plans sold.

         (c)    Undertaking

                       Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

         (a) AXA Advisors, LLC, an affiliate of AXA Equitable and MONY Life Insurance Company of America is the principal underwriter for AXA Equitable's Separate Accounts A, 301, 45, 49, 70, I, FP, and AXA Premier VIP Trust and EQ Advisors Trust; and of MONY America Variable Account A, MONY America Variable Account K and MONY America Variable Account L. AXA Advisors's principal business address is 1290 Avenue of the Americas, NY, NY 10104.

Presently, there is no Principal Underwriter of the Members Retirement Program contracts.

         (b) Set forth below is certain information regarding the directors and principal officers of AXA Advisors, LLC. The business address of the persons whose names are preceded by an asterisk is that of AXA Advisors, LLC.


  NAME AND PRINCIPAL                 POSITIONS AND OFFICES WITH UNDERWRITER
  BUSINESS ADDRESS                   (AXA ADVISORS LLC)
  ------------------                 --------------------------------------

  *Robert O. Wright, Jr.             Director, Chairman of the Board and
                                     Chief Executive Officer

  *Kevin Molloy                      Director and Vice Chairman of the Board

  *Frank Massa                       Director, President and Chief Operating
                                     Officer

  *Nicholas B. Lane                  Director and Chief Retirement Savings
                                     Officer

  *Vincent Parascandola              Senior Vice President, Divisional
                                     President and Chief Sales Officer

  *Christine Nigro                   Senior Vice President and Divisional
                                     President

  *Lawrence Adkins, Jr.              Senior Vice President and Divisional
                                     President

  *Susan LaVallee                    Senior Vice President

  *George Papazicos                  Senior Vice President

  *Maurya Keating                    Vice President, Chief Broker Dealer
                                     Counsel and Investment Advisor Chief
                                     Compliance Officer

  *Mary Jean Bonadonna               Vice President and Broker-Dealer
                                     Compliance Officer

  *John C. Taroni                    Vice President and Treasurer

  *Gina Jones                        Vice President and Financial Crime
                                     Officer

  *Page Pennell                      Vice President

  *Philip Pescatore                  Chief Risk Officer

  *Denise Tedeschi                   Assistant Vice President and Assistant
                                     Secretary

  *Manish Agarwal                    Director

  *Anders B. Malmstrom               Director

  *Francesca Divone                  Secretary

Item 30. Location of Accounts and Records

         The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by AXA Equitable Life Insurance Company at: 135 West 50th Street New York, New York 10020; 1290 Avenue of the Americas, New York, New York 10104; and 500 Plaza Drive, Secaucus, New Jersey 07094.

Item 31. Management Services

         Not applicable.

Item 32. Undertakings

The Registrant hereby undertakes:

         (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

         (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or
                (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

         (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request; and

         (d) AXA Equitable represents that the fees and charges deducted under the Contract described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by AXA Equitable under the Contract.

                                  SIGNATURES

       As required by the Securities Act of 1933, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf, in the City and State of New York, on this 25th day of April, 2014.

                              AXA EQUITABLE LIFE INSURANCE COMPANY
                                        (Registrant)

                              By: AXA Equitable Life Insurance Company

                              By:  /s/ Dodie Kent
                                   -----------------------------------
                                   Dodie Kent
                                   Vice President and Associate General Counsel

                                  SIGNATURES

       As required by the Securities Act of 1933, the Depositor has caused this Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City and State of New York, on this 25th day of April, 2014.

                                         AXA EQUITABLE LIFE INSURANCE COMPANY
                                                      (Depositor)

                                         By:  /s/ Dodie Kent
                                              ---------------------------------
                                              Dodie Kent
                                              Vice President and Associate
                                              General Counsel

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*Mark Pearson                  Chairman of the Board, Chief Executive Officer,
                               Director and President

PRINCIPAL FINANCIAL OFFICER:

*Anders B. Malmstrom           Senior Executive Director
                               and Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Andrea M. Nitzan              Executive Director
                               and Chief Accounting Officer

*DIRECTORS:

Henri de Castries          Anthony J. Hamilton  Bertram Scott
Ramon de Oliveira          Danny L. Hale        Lorie A. Slutsky
Denis Duverne              Peter S. Kraus       Richard C. Vaughan
Barbara Fallon-Walsh       Mark Pearson

*By:  /s/ Dodie Kent
      -------------------------
      Dodie Kent
      Attorney-in-Fact
      April 25, 2014

                                 EXHIBIT INDEX

EXHIBIT NO.                                          TAG VALUE
-----------                                          ---------

  9           Opinion and Consent of Counsel         EX-99.9

  10(a)       Consent of PricewaterhouseCoopers LLP  EX-99.10a

  10(b)       Powers of Attorney                     EX-99.10b